PROSPECTUS
MAY 1, 2009
SUN LIFE FINANCIAL MASTERS® EXTRA

Sun Life Assurance Company of Canada (U.S.) and Sun Life of Canada (U.S.) Variable Account F offer the flexible payment deferred annuity contracts and certificates described in this Prospectus to groups and individuals.

You may choose among a number of variable investment options and fixed interest options. The variable options are Sub-Accounts in the Variable Account, each of which invests in shares of one of the following funds (the “Funds”):

Large-Cap Equity Funds	International/Global Small/Mid-Cap Equity Funds
AllianceBernstein Wealth Appreciation Strategy	First Eagle Overseas Variable Fund[4]
Portfolio, Class B1, 5	Emerging Markets Equity Funds
Columbia Marsico 21st Century Fund, Variable Series -	Lazard Retirement Emerging Markets Equity Portfolio,
B Class	Service Class[1]
Columbia Marsico Growth Fund, Variable Series - B Class	MFS® Emerging Markets Equity Portfolio - S Class
Fidelity® Variable Insurance Products Fund Contrafund®	Specialty Sector Equity Funds
Portfolio - Service Class 2[1,7]	MFS® Utilities Portfolio - S Class
Huntington VA Dividend Capture Fund[3]	Specialty Sector Commodity Funds
Huntington VA Growth Fund[3]	Huntington VA Real Strategies Fund[3]
Huntington VA Income Equity Fund[3]	PIMCO CommodityRealReturnTM Strategy
Huntington VA Macro 100 Fund[3]	Portfolio - Admin. Class[6]
Lord Abbett Series Fund All Value Portfolio - Class VC	Real Estate Equity Funds
MFS® Core Equity Portfolio - S Class	Sun Capital Global Real Estate Fund - S Class
MFS® Value Portfolio - S Class	Asset Allocation Funds
Mutual Shares Securities Fund - Class 2	AllianceBernstein Balanced Wealth Strategy
Oppenheimer Capital Appreciation Fund/VA -	Portfolio, Class B1, 5
Service Shares	BlackRock Global Allocation V.I. Fund - Class III[1]
SCSM Davis Venture Value Fund - S Class	Fidelity® Variable Insurance Products Balanced
SCSM WMC Large Cap Growth Fund - S Class[1]	Portfolio - Service Class 2[7]
SCSM Lord Abbett Growth & Income Fund - S Class[1]	Franklin Income Securities Fund - Class 2
SCSM Oppenheimer Large Cap Core Fund - S Class	Huntington VA Balanced Fund[3]
Van Kampen Life Investment Trust Comstock Portfolio	MFS® Total Return Portfolio – S Class
Class II9	Oppenheimer Balanced Fund/VA - Service Shares
Mid-Cap Equity Funds	SCSM Ibbotson Balanced Fund - S Class[1,2]
Fidelity® Variable Insurance Products Fund Mid Cap	SCSM Ibbotson Growth Fund - S Class[1,2]
Portfolio - Service Class 2[7]	SCSM Ibbotson Moderate Fund - S Class[1,2]
Huntington VA Mid Corp America Fund[3]	Universal Institutional Funds Inc. Equity and Income
Huntington VA New Economy Fund[3]	Portfolio Class II1, 8
Lord Abbett Series Fund Growth Opportunities	Target Date Funds
Portfolio - Class VC	Fidelity® Variable Insurance Products Fund Freedom
SCSM WMC Blue Chip Mid Cap Fund - S Class[1]	2015 Portfolio - Service Class 2[2,7]
SCSM Goldman Sachs Mid Cap Value Fund - S Class[1]	Fidelity® Variable Insurance Products Fund Freedom
Universal Institutional Funds Inc. Mid Cap Growth	2020 Portfolio - Service Class 2[2,7]
Portfolio Class II1, 8	Money Market Funds
Universal Institutional Funds Inc. U.S. Mid Cap Value	Sun Capital Money Market Fund® - S Class
Portfolio Class II1, 8	Short-Term Bond Funds
Small-Cap Equity Funds	SCSM Goldman Sachs Short Duration Fund - S Class[1]
Franklin Small Cap Value Securities Fund - Class 2	Intermediate-Term Bond Funds
Huntington VA Situs Fund[3]	Huntington VA Mortgage Securities Fund[3]
SCSM AIM Small Cap Growth Fund - S Class[1]	MFS® Bond Portfolio - S Class
SCSM Dreman Small Cap Value Fund - S Class[1]	MFS® Government Securities Portfolio - S Class
SCSM Oppenheimer Main Street Small Cap Fund - S Class	SCSM PIMCO Total Return Fund - S Class[1]
International/Global Equity Funds	Sun Capital Investment Grade Bond Fund® - S Class
AllianceBernstein International Growth Portfolio, Class B1, 5	Inflation Protected Bond Funds
SCSM AllianceBernstein International Value Fund - S Class[1]	SCSM BlackRock Inflation Protected Bond Fund - S Class[1]
Columbia Marsico International Opportunities Fund,	Multi-Sector Bond Funds
Variable Series - B Class	Franklin Strategic Income Securities Fund - Class 2
Huntington VA International Equity Fund[3]	High Yield Bond Funds
Huntington VA Rotating Markets Fund[3]	SCSM PIMCO High Yield Fund - S Class[1]
MFS® International Growth Portfolio - S Class	Emerging Markets Bond Fund
MFS® International Value Portfolio - S Class	PIMCO Emerging Markets Bond Portfolio -
MFS® Research International Portfolio - S Class	Admin. Class[6]
Oppenheimer Global Securities Fund/VA - Service Shares
Templeton Growth Securities Fund - Class 2

[1]	Not available for investment if you purchased your Contract through a Bank of America representative between April 25, 2005 and April 20, 2007.
[2]	These are Fund of Funds options and expenses of the Fund include the Fund level expenses of the underlying Funds as well. The Fund may be more expensive than Funds that do not invest in other Funds.
[3]	Only available if you purchased your Contract through a Huntington Bank representative. The Huntington Funds do not have different share classes.
[4]	First Eagle Overseas Variable Fund does not have different share classes.
[5]
In marketing materials and other documents, the AllianceBernstein funds may be referred to as follows: AllianceBernstein VPS Wealth Appreciation Strategy Portfolio; AllianceBernstein VPS Wealth Strategy Portfolio; and AllianceBernstein VPS International Growth Portfolio.

[6]	In marketing materials and other documents, the PIMCO portfolios may be referred to as follows: PIMCO VIT CommodityRealReturnTM Strategy Portfolio and PIMCO VIT Emerging Markets Bond Portfolio.
[7]
In marketing materials and other documents, the Fidelity funds may be referred to as follows: Fidelity® VIP Contrafund Portfolio; Fidelity® VIP Mid Cap Portfolio; Fidelity® VIP Balanced Portfolio; Fidelity® VIP Freedom 2015 Portfolio; and Fidelity® VIP Freedom 2020 Portfolio.

[8]
In marketing materials and other documents, the Universal Institutional Funds may be referred to as follows: Van Kampen's UIF Mid Cap Growth Portfolio; Van Kampen's UIF U.S. Mid Cap Value Portfolio; and Van Kampen's UIF Equity & Income Portfolio.

[9]	In marketing materials and other documents, Van Kampen Life Insurance Trust Comstock Portfolio may be referred to as Van Kampen LIT Comstock Portfolio.

AllianceBernstein L.P. advises the AllianceBernstein Variable Product Series Fund Inc. Portfolios. Arnhold and S. Bleichroeder Advisers, LLC advises the First Eagle Overseas Variable Fund. Columbia Management Advisors, LLC, advises the Columbia Funds (with Marsico Capital Management, LLC, sub-advising the Columbia Marsico Funds). BlackRock Advisors, LLC advises BlackRock Global Allocation V.I. (with BlackRock Investment Management, LLC and BlackRock Asset Management U.K. Limited serving as sub-advisers). Fidelity® Management & Research Company advises Fidelity VIP Portfolios; Fidelity VIP Contrafund Portfolio and Fidelity VIP Mid Cap Portfolio (sub-advised by FMR Co. Inc., Fidelity Research & Analysis Company, Fidelity Management & Research (U.K.) Inc., Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited, and Fidelity Investments Japan Limited); and Fidelity VIP Balanced Portfolio (sub-advised by Fidelity Investments Money Management, Inc., FMR Co. Inc., Fidelity Research & Analysis Company, Fidelity Management & Research (U.K.) Inc., Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited, and Fidelity Investments Japan Limited). Franklin® Advisers, Inc. advises Franklin Income Securities Fund and Franklin Strategic Income Securities Fund. Franklin® Advisory Services, LLC advises the Franklin Small Cap Value Securities Fund. Franklin® Mutual Advisers, LLC advises Mutual Shares Securities Fund. Huntington Asset Advisors, Inc., advises the Huntington VA Funds: Huntington VA Macro 100 Fund (sub-advised by Laffer Investments Inc.). Lazard Asset Management LLC advises the Lazard Retirement Portfolio. Lord, Abbett & Co. LLC advises the Lord Abbett Series Fund Portfolios. Massachusetts Financial Services Company, our affiliate, advises the MFS® Portfolios. Morgan Stanley Investment Management Inc. advises the Universal Institutional Funds. Pacific Investment Management Company LLC advises the PIMCO Variable Insurance Trust Portfolios. OppenheimerFunds, Inc. advises the Oppenheimer Funds. Strategic Advisers® advises the Fidelity VIP Freedom Portfolios (sub-advised by FMR Co. Inc.). Sun Capital Advisers LLC, our affiliate, advises the Sun Capital Funds; SCSM BlackRock Inflation Protected Bond Fund (sub-advised by BlackRock Financial Management, Inc.); SCSM Davis Venture Value Fund (sub-advised by Davis Selected Advisers, L.P.); SCSM Oppenheimer Main Street Small Cap Fund and SCSM Oppenheimer Large Cap Core Fund (sub-advised by OppenheimerFunds, Inc.); SCSM Lord Abbett Growth & Income Fund (sub-advised by Lord, Abbett & Co. LLC); SCSM Goldman Sachs Mid Cap Value Fund and SCSM Goldman Sachs Short Duration Fund (sub-advised by Goldman Sachs Asset Management, L.P.); SCSM Ibbotson Balanced Fund, SCSM Ibbotson Growth Fund, and SCSM Ibbotson Moderate Growth Fund (sub-advised by Ibbotson Associates, Inc.); SCSM PIMCO High Yield Fund and SCSM PIMCO Total Return Fund (sub-advised by Pacific Investment Management Company LLC); SCSM WMC Blue Chip Mid Cap Fund and SC WMC Large Cap Growth Fund (sub-advised by Wellington Management Company, LLP); SCSM AIM Small Cap Growth Fund (sub-advised by Invesco Aim Advisors, Inc.), SCSM Dreman Small Cap Value Fund (sub-advised by Dreman Value Management, L.L.C.); and the SCSM AllianceBernstein International Value Fund (sub-advised by AllianceBernstein L.P.). Templeton® Global Advisors Limited advises Templeton Growth Securities Fund (sub-advised by Templeton Asset Management Limited). Van Kampen Asset Management advises the Van Kampen Life Investment Trust Portfolio.

Please refer to the appendix entitled “Previously Available Investment Options” for information about certain Funds that are no longer available in connection with new Contracts being issued, but that are still available under certain Contracts that are already outstanding.

The fixed account options are available for specified time periods, called Guarantee Periods, and pay interest at a guaranteed rate for each period.

Please read this Prospectus and the Fund prospectuses carefully before investing and keep them for future reference. They contain important information about the Contracts and the Funds.

We have filed a Statement of Additional Information dated May 1, 2009 (the “SAI”) with the Securities and Exchange Commission (the “SEC”), which is incorporated by reference in this Prospectus. The table of contents for the SAI is on page 88 of this Prospectus. You may obtain a copy without charge by writing to us at the address shown below (which we sometimes refer to as our “Annuity Mailing Address”) or by telephoning (800) 752-7215. In addition, you can inspect and copy all of our filings at the SEC's public reference facilities at: 100 F Street, N.E., Washington, D.C. 20549-0102, telephone (202) 551-8090. The SEC will provide copies by mail for a fee. The SEC also maintains a website (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding companies that file with the SEC.

The Contracts are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Expenses associated with contracts offering a bonus credit may be higher than those associated with contracts that do not offer a bonus credit. The bonus credit may be more than offset by the charges associated with the credit.

Any reference in this Prospectus to receipt by us means receipt at the following address: SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.), P.O. Box 9133, Wellesley Hills, Massachusetts 02481

TABLE OF CONTENTS

SPECIAL TERMS [INSERT PAGE NUMBER]
PRODUCT HIGHLIGHTS [INSERT PAGE NUMBER]
FEES AND EXPENSES [INSERT PAGE NUMBER]
EXAMPLE [INSERT PAGE NUMBER]
CONDENSED FINANCIAL INFORMATION [INSERT PAGE NUMBER]
THE ANNUITY CONTRACT [INSERT PAGE NUMBER]
COMMUNICATING TO US ABOUT YOUR CONTRACT [INSERT PAGE NUMBER]
SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) [INSERT PAGE NUMBER]
THE VARIABLE ACCOUNT [INSERT PAGE NUMBER]
VARIABLE ACCOUNT OPTIONS: THE FUNDS [INSERT PAGE NUMBER]
THE FIXED ACCOUNT [INSERT PAGE NUMBER]
THE FIXED ACCOUNT OPTIONS:  THE GUARANTEE PERIODS [INSERT PAGE NUMBER]
THE ACCUMULATION PHASE [INSERT PAGE NUMBER]
Issuing Your Contract [INSERT PAGE NUMBER]
Amount and Frequency of Purchase Payments [INSERT PAGE NUMBER]
Allocation of Net Purchase Payments [INSERT PAGE NUMBER]
Your Account [INSERT PAGE NUMBER]
Your Account Value [INSERT PAGE NUMBER]
Purchase Payment Interest [INSERT PAGE NUMBER]
Variable Account Value [INSERT PAGE NUMBER]
Fixed Account Value [INSERT PAGE NUMBER]
Transfer Privilege [INSERT PAGE NUMBER]
Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates [INSERT PAGE NUMBER]
Other Programs [INSERT PAGE NUMBER]
WITHDRAWALS, WITHDRAWAL CHARGE AND MARKET VALUE ADJUSTMENT [INSERT PAGE NUMBER]
Cash Withdrawals [INSERT PAGE NUMBER]
Withdrawal Charge [INSERT PAGE NUMBER]
Types of Withdrawals not Subject to Withdrawal Charge [INSERT PAGE NUMBER]
Market Value Adjustment [INSERT PAGE NUMBER]
CONTRACT CHARGES [INSERT PAGE NUMBER]
Account Fee [INSERT PAGE NUMBER]
Administrative Expense Charge and Distribution Fee [INSERT PAGE NUMBER]
Mortality and Expense Risk Charge [INSERT PAGE NUMBER]
Charges for Optional Benefits [INSERT PAGE NUMBER]
Premium Taxes [INSERT PAGE NUMBER]
Fund Expenses [INSERT PAGE NUMBER]
Modification in the Case of Group Contracts [INSERT PAGE NUMBER]
OPTIONAL LIVING BENEFIT RIDER: RETIREMENT INCOME ESCALATORSM II [INSERT PAGE NUMBER]
Determining Your Withdrawal Benefit Base [INSERT PAGE NUMBER]
Determining Your Annual Withdrawal Amount [INSERT PAGE NUMBER]
How RIE II Works [INSERT PAGE NUMBER]
Withdrawals Under RIE II [INSERT PAGE NUMBER]
Cost of RIE II [INSERT PAGE NUMBER]
Step-Up Under RIE II [INSERT PAGE NUMBER]
Joint-Life Coverage [INSERT PAGE NUMBER]
Cancellation of RIE II [INSERT PAGE NUMBER]
Death of Participant Under RIE II with Single-Life Coverage [INSERT PAGE NUMBER]
Death of Participant Under RIE II with Joint-Life Coverage [INSERT PAGE NUMBER]
Annuitization Under RIE II [INSERT PAGE NUMBER]
Certain Tax Considerations [INSERT PAGE NUMBER]
OPTIONAL LIVING BENEFIT: Income ON Demand® II Escalator[INSERT PAGE NUMBER]
Determining Your Income Benefit Base [INSERT PAGE NUMBER]
Determining Your Annual Income Amount [INSERT PAGE NUMBER]
Determining Your Stored Income Balance [INSERT PAGE NUMBER]
How IOD II Escalator Works [INSERT PAGE NUMBER]
Withdrawals Under IOD II Escalator [INSERT PAGE NUMBER]
Cost of IOD II Escalator [INSERT PAGE NUMBER]
Step-Up Under IOD II Escalator [INSERT PAGE NUMBER]
Joint-Life Coverage [INSERT PAGE NUMBER]
Cancellation of IOD II Escalator [INSERT PAGE NUMBER]
Death of Participant Under IOD II Escalator with Single-Life Coverage [INSERT PAGE NUMBER]
Death of Participant Under IOD II Escalator with Joint-Life Coverage [INSERT PAGE NUMBER]
Annuitization Under IOD II Escalator [INSERT PAGE NUMBER]
Certain Tax Considerations [INSERT PAGE NUMBER]
OPTIONAL LIVING BENEFIT: RETIREMENT ASSET PROTECTORSM [INSERT PAGE NUMBER]
Cost of Retirement Asset Protector [INSERT PAGE NUMBER]
How Retirement Asset Protector Works [INSERT PAGE NUMBER]
Withdrawals Under Retirement Asset Protector [INSERT PAGE NUMBER]
Step-Up Under Retirement Asset Protector [INSERT PAGE NUMBER]
Renewal of Retirement Asset Protector [INSERT PAGE NUMBER]
Cancellation of Retirement Asset Protector [INSERT PAGE NUMBER]
Death of Participant Under Retirement Asset Protector [INSERT PAGE NUMBER]
Certain Tax Considerations [INSERT PAGE NUMBER]
DESIGNATED FUNDS [INSERT PAGE NUMBER]
BUILD YOUR PORTFOLIO [INSERT PAGE NUMBER]
TAX ISSUES UNDER OPTIONAL LIVING BENEFITS [INSERT PAGE NUMBER]
Tax Issues Under Retirement Income Escalator II [INSERT PAGE NUMBER]
Tax Issues Under Income ON Demand II Escalator [INSERT PAGE NUMBER]
Tax Issues Under Retirement Asset Protector [INSERT PAGE NUMBER]
DEATH BENEFIT [INSERT PAGE NUMBER]
Amount of Death Benefit [INSERT PAGE NUMBER]
The Basic Death Benefit [INSERT PAGE NUMBER]
Optional Death Benefit Riders [INSERT PAGE NUMBER]
Spousal Continuance [INSERT PAGE NUMBER]
Calculating the Death Benefit [INSERT PAGE NUMBER]
Method of Paying Death Benefit [INSERT PAGE NUMBER]
Non-Qualified Contracts [INSERT PAGE NUMBER]
Selection and Change of Beneficiary [INSERT PAGE NUMBER]
Payment of Death Benefit [INSERT PAGE NUMBER]
THE INCOME PHASE -- ANNUITY PROVISIONS [INSERT PAGE NUMBER]
Selection of Annuitant(s) [INSERT PAGE NUMBER]
Selection of the Annuity Commencement Date [INSERT PAGE NUMBER]
Annuity Options [INSERT PAGE NUMBER]
Selection of Annuity Option [INSERT PAGE NUMBER]
Amount of Annuity Payments [INSERT PAGE NUMBER]
Exchange of Variable Annuity Units [INSERT PAGE NUMBER]
Account Fee [INSERT PAGE NUMBER]
Annuity Payment Rates [INSERT PAGE NUMBER]
Annuity Options as Method of Payment for Death Benefit [INSERT PAGE NUMBER]
OTHER CONTRACT PROVISIONS [INSERT PAGE NUMBER]
Exercise of Contract Rights [INSERT PAGE NUMBER]
Change of Ownership [INSERT PAGE NUMBER]
Voting of Fund Shares [INSERT PAGE NUMBER]
Reports to Owners [INSERT PAGE NUMBER]
Substitution of Securities [INSERT PAGE NUMBER]
Change in Operation of Variable Account [INSERT PAGE NUMBER]
Splitting Units [INSERT PAGE NUMBER]
Modification [INSERT PAGE NUMBER]
Discontinuance of New Participants [INSERT PAGE NUMBER]
Reservation of Rights [INSERT PAGE NUMBER]
Right to Return [INSERT PAGE NUMBER]
TAX CONSIDERATIONS [INSERT PAGE NUMBER]
U.S. Federal Income Tax Considerations [INSERT PAGE NUMBER]
Puerto Rico Tax Considerations [INSERT PAGE NUMBER]
ADMINISTRATION OF THE CONTRACT [INSERT PAGE NUMBER]
DISTRIBUTION OF THE CONTRACT [INSERT PAGE NUMBER]
AVAILABLE INFORMATION [INSERT PAGE NUMBER]
INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE [INSERT PAGE NUMBER]
STATE REGULATION [INSERT PAGE NUMBER]
LEGAL PROCEEDINGS [INSERT PAGE NUMBER]
FINANCIAL STATEMENTS [INSERT PAGE NUMBER]
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION [INSERT PAGE NUMBER]
APPENDIX A - GLOSSARY [INSERT PAGE NUMBER]
APPENDIX B - WITHDRAWALS, WITHDRAWAL CHARGES & MARKET VALUE ADJUSTMENT [INSERT PAGE NUMBER]
APPENDIX C - OPTIONAL DEATH BENEFIT EXAMPLES [INSERT PAGE NUMBER]
APPENDIX D - CALCULATION FOR PURCHASE PAYMENT INTEREST (BONUS CREDIT) [INSERT PAGE NUMBER]
APPENDIX E - SECURED RETURNS FOR LIFE [INSERT PAGE NUMBER]
APPENDIX F - PREVIOUSLY AVAILABLE INVESTMENT OPTIONS [INSERT PAGE NUMBER]
APPENDIX G - SECURED RETURNS [INSERT PAGE NUMBER]
APPENDIX H - SECURED RETURNS 2 [INSERT PAGE NUMBER]
APPENDIX I - SECURED RETURNS FOR LIFE PLUS SM [INSERT PAGE NUMBER]
APPENDIX J - RETIREMENT INCOME ESCALATORSM [INSERT PAGE NUMBER]
APPENDIX K - Income ON Demand® [INSERT PAGE NUMBER]
APPENDIX L - Income ON Demand® II [INSERT PAGE NUMBER]
APPENDIX M - Income ON Demand® II Plus[INSERT PAGE NUMBER]
APPENDIX N - Build Your Portfolio [INSERT PAGE NUMBER]
APPENDIX O - CONDENSED FINANCIAL INFORMATION [INSERT PAGE NUMBER]

SPECIAL TERMS

Your Contract is a legal document that uses a number of specially defined terms. We explain most of the terms that we use in this Prospectus in the context where they arise, and some are self-explanatory. In addition, for convenient reference, we have compiled a list of these terms in the Glossary included at the back of this Prospectus as Appendix A. If, while you are reading this Prospectus, you come across a term that you do not understand, please refer to the Glossary for an explanation.

PRODUCT HIGHLIGHTS

The headings in this section correspond to headings in the Prospectus under which we discuss these topics in more detail.

The Annuity Contract

Sun Life Financial Masters® Extra provides a number of important benefits for your retirement planning.  During the Accumulation Phase, you make Payments under the Contract and allocate them to one or more Variable Account or Fixed Account options.  During the Income Phase, we make annuity payments to you or someone else based on the amount you have accumulated.  The Contract provides tax-deferral so that you do not pay taxes on your earnings until you withdraw them. When purchased in connection with a tax-qualified plan, the Contract provides no additional tax-deferral benefits because tax-qualified plans confer their own tax-deferral. The Contract also provides a basic death benefit if you die during the Accumulation Phase.  You may enhance the basic death benefit by purchasing an optional death benefit rider.

The Accumulation Phase

Under most circumstances, you can buy the Contract with an initial Purchase Payment of $10,000 or more, and you can make additional Purchase Payments at any time during the Accumulation Phase. However, if you are participating in an optional living benefit, you may make Purchase Payments only during your first Account Year. Currently, there is no minimum amount required for additional Purchase Payments.  However, we reserve the right to limit additional Purchase Payments to at least $1,000. We will not normally accept a Purchase Payment if your Account Value is over $2 million or, if the Purchase Payment would cause your Account Value to exceed $2 million.  In addition, we will credit your Contract with interest, which we refer to as “Purchase Payment Interest”, at a rate of 2% or 6% of each Purchase Payment based upon the interest rate option you choose when you apply for your Contract. This option may not be available in all states.

Variable Account Options:  The Funds

You can allocate your Purchase Payments among Sub-Accounts investing in a number of Fund options.  Each Fund is either a mutual fund registered under the Investment Company Act of 1940 or a separate securities portfolio of shares of such a mutual fund.  The investment returns on the Funds are not guaranteed.  You can make or lose money.  You can make transfers among the Funds and the Fixed Account Options.

The Fixed Account Options:  The Guarantee Periods

You can allocate your Purchase Payments to the Fixed Account and elect to invest in one or more of the Guarantee Periods we make available from time to time.  Each Guarantee Period earns interest at a Guaranteed Interest Rate that we publish.  We may change the Guaranteed Interest Rate from time to time, but no Guaranteed Interest Rate will ever be less than the minimum guaranteed rate permitted by law.  Once we have accepted your allocation to a particular Guarantee Period, we promise that the Guaranteed Interest Rate applicable to that allocation will not change for the duration of the Guarantee Period.  We may offer Guarantee Periods of different durations or stop offering some Guarantee Periods. Once we stop offering a Guarantee Period of a particular duration, future allocations, transfers or renewals into that Guarantee Period will not be permitted.

Fees and Expenses

The Contract has insurance features and investment features, and there are costs related to each.

If your Account Value is less than $100,000 on your Account Anniversary, we deduct a $50 Annual Account Fee. We will waive the Account Fee if your Contract was fully invested in the Fixed Account during the entire Account Year.

During the Accumulation Phase, we deduct a mortality and expense risk charge at an annual rate of 1.40% of the average daily value of the Contract invested in the Variable Account. If you purchased your Contract prior to March 5, 2007 and you were 76 years or older on the Open Date, we deduct a mortality and expense risk charge at an annual rate of 1.60% of the average daily value of the Contract invested in the Variable Account.  We also deduct an administrative charge at an annual rate of 0.15% of the average daily value and a distribution fee at an annual rate of 0.15% of the average daily value of the Contract invested in the Variable Account.

If you take more than a specified amount of money out of your Contract, we assess a withdrawal charge against each Purchase Payment withdrawn. For each Purchase Payment, the withdrawal charge (also known as a “contingent deferred sales charge”) starts at 8% and declines to 0% after the Purchase Payment has been in the Contract for seven complete years.

Currently, you can make 12 free transfers each year; however, we reserve the right to impose a charge of up to $15 per transfer.

If you elect an optional death benefit rider, we will deduct, during the Accumulation Phase, an additional charge from the assets of the Variable Account ranging from an annual rate of 0.20% to 0.40% of the average daily value of your Contract depending upon which optional death benefit rider you elected.

If you elect an optional living benefit, we will assess a periodic charge at a rate that differs among the optional living benefits. Currently, however, the annual amount of the charge in no case exceeds 1.15% of the highest Account Value (or other benefit base for the optional living benefit in question) during the year.

In addition to the charges we impose under the Contract, there are also charges (which include management fees and operating expenses) imposed by the Funds.  The charges vary depending upon which Fund(s) you have selected.

Optional Living Benefits

At issue, you may choose to participate in one of three optional living benefits available under your Contract. Each option provides the living benefits guarantee in a different way:

●
Retirement Income Escalator II offers a guaranteed withdrawal benefit with an opportunity for a bonus to be added to your benefit base if you defer taking withdrawals during a specified time period under your Contract.

●
Income ON Demand II Escalator offers an income storage benefit that provides guaranteed lifetime withdrawals, and allows you to accumulate the guaranteed lifetime benefits, rather than requiring you to take the annual payments or lose them.  It also allows the opportunity to increase your annual payments at later ages.

●	Retirement Asset Protector Rider offers a stand-alone guaranteed minimum accumulation benefit (“GMAB”).

The optional living benefits are available only if you are age 85 or younger on the Open Date. If you purchase an optional living benefit, your investment choices are limited to the Designated Funds. Your optional living benefit terminates if you annuitize or if you transfer any portion of your Account Value to an investment option other than one of the Designated Funds. In addition, a change of ownership may also terminate your living benefit. Under all of the optional living benefits, you may make Purchase Payments only during your first Account Year.  Withdrawals taken in excess of prescribed amounts may adversely affect benefits under all of the riders except Retirement Asset Protector.  In addition, withdrawals taken prior to prescribed dates may adversely affect benefits under all of the riders except Retirement Asset Protector. All of the optional living benefits allow you to “step-up” your guaranteed amount on an annual basis, if eligible.  Not all of the optional living benefits are available in all states.

In addition to the currently available optional living benefits listed above, eight other optional living benefits were previously available. Although these optional living benefits are no longer being issued, they are still in force under many Contracts that are already outstanding. Each of these optional living benefits are discussed in a separate Appendix at the end of this prospectus:

Appendix E - Secured Returns for Life
Appendix G - Secured Returns
Appendix H - Secured Returns 2
Appendix I - Secured Returns for Life Plus
Appendix J - Retirement Income Escalator
Appendix K - Income ON Demand
Appendix L - Income ON Demand II
Appendix M - Income ON Demand II Plus

The Income Phase:  Annuity Provisions

If you want to receive regular income from your annuity after the Annuity Commencement Date, you can select one of several Annuity Options. You can choose to receive annuity payments from either the Fixed Account or from the available Variable Account options.  If you choose to have any part of your annuity payments come from the Variable Account, the dollar amount of the payments may fluctuate with the performance of the Funds.  Subject to the maximum Annuity Commencement Date, you decide when your Income Phase will begin but, once it begins, you cannot change your choice of annuity payment option.

During the Income Phase, the total insurance charges are deducted on a daily basis at an annual rate of 1.70% of your Account Value invested in the Variable Account.

Death Benefit

If you die before the Contract reaches the Income Phase, the Beneficiary will receive a death benefit.  The amount of the death benefit depends upon your age on the Open Date and whether you choose the basic death benefit or, for a fee, you enhance the death benefit by electing an optional death benefit rider that is available in your state.  If you are 85 or younger on your Open Date, the basic death benefit pays the greatest of your Account Value, your total Purchase Payments (adjusted for withdrawals), or your cash Surrender Value, all calculated as of your Death Benefit Date.  If you are 86 or older on your Open Date, the basic death benefit is equal to the Surrender Value.  You must make your election before the date on which your Contract becomes effective. The riders are only available if you are younger than 80 on the Open Date. Any optional death benefit rider election may not be changed after your Contract is issued.

Withdrawals, Withdrawal Charge and Market Value Adjustment

You can withdraw money from your Contract during the Accumulation Phase.  You may withdraw a portion of your Account Value each year without the imposition of a withdrawal charge.  This “free withdrawal amount” equals the amount of all Purchase Payments made and not withdrawn prior to the last 7 Account Years plus the greater of (1) your Contract's earnings in the prior Account Year and (2) 10% of all Purchase Payments made in the last 7 Account Years.  All other Purchase Payments will be subject to a withdrawal charge. Withdrawals made from the Fixed Account may also be subject to a Market Value Adjustment (see “Market Value Adjustment”). You may also have to pay income taxes and tax penalties on money you withdraw.

Right to Return

Your Contract contains a “free look” provision.  If you cancel your Contract within 10 days after receiving it (or later, if allowed by your state), we will send you, depending upon the laws of your state, either the full amount of all of your Purchase Payments or your Account Value as of the day we receive your cancellation request in good order. (This amount may be more or less than the original Purchase Payment).  We will not deduct a withdrawal charge or a Market Value Adjustment.

Tax Considerations

Your earnings are not taxed until you take them out.  If you withdraw money during the Accumulation Phase, earnings come out first and are taxed as income. If your Contract is a Non-Qualified Contract, it is possible that the election of an optional living benefit rider might increase the taxable portion of any withdrawal you make from the Contract. If you are younger than 59½ when you take money out, you may be charged a 10% federal tax penalty.

NOTE ABOUT OTHER ANNUITY CONTRACTS THAT WE OFFER: In addition to the Contracts, we currently offer many other forms of annuity contracts with a wide variety of features, benefits and charges. Depending on your circumstances and needs, some of these other contracts may be at a lower cost to you. Not all of the annuity contracts that we offer are available in all jurisdictions or through all of the selling agents who offer the contracts. You should consider with your selling agent what annuity contract or financial product is most consistent with your needs and preferences.

If you have any questions about your Contract or need more information, please contact us at:

          Sun Life Assurance Company of Canada (U.S.)
          P. O. Box 9133
          Wellesley Hills, Massachusetts  02481
          Toll Free (800) 752-7215

FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.

The table below describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options.

Contract Owner Transaction Expenses

Sales Load Imposed on Purchases (as a percentage of Purchase Payments):		0%

Maximum Withdrawal Charge (as a percentage of Purchase Payments):		8%[1]

Number of Complete Account Years Since Purchase Payment has been in the Account	Withdrawal Charge
0-1	8%
1-2	8%
2-3	7%
3-4	6%
4-5	5%
5-6	4%
6-7	3%
7 or more	0%

Maximum Fee Per Transfer (currently $0):		$15

Premium Taxes (as a percentage of Account Value or total Purchase Payments):		0% - 3.5%[2]

The tables below describe the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

Annual Account Fee	$ 50[3]

Variable Account Annual Expenses
(as a percentage of net Variable Account assets)4

Mortality and Expense Risks Charge:	1.40%[5]
Administrative Expenses Charge:	0.15%
Distribution Fee:	0.15%

Total Variable Account Annual Expenses (without optional benefits):	1.70%

Charges for Optional Death Benefit Features

Death Benefits Available[6]	Fee as a% of Account Value
Maximum Anniversary Account Value	0.20%
5% Premium Roll-Up	0.20%
Earnings Enhancement Benefit Premier	0.25%
Earnings Enhancement Benefit Premier with MAV	0.40%
Earnings Enhancement Benefit Premier with 5% Roll-Up	0.40%
Earnings Enhancement Benefit Premier Plus	0.40%

Maximum Annual Charge for an Optional Death Benefit Rider (as a percentage of Account Value):	0.40%

Charges for Optional Living Benefit Features

Living Benefits Currently Available[7]	Maximum Annual Fee[8]
Retirement Income Escalator II Living Benefit (as a percentage of the highest Withdrawal Benefit Base[9] during the Account Year):	1.15%
Income ON Demand II Escalator Living Benefit (as a percentage of the highest Fee Base[10] during the Account Year):	1.15%
Retirement Asset Protector Living Benefit (as a percentage of the highest Retirement Asset Protector Benefit Base[11] during the Account Year):	0.75%

Previously Available Living Benefits[12]	Maximum Annual Fee
Secured Returns Living Benefit (as a percentage of average daily net assets):	0.40%
Secured Returns for Life Plus, Secured Returns for Life or Secured Returns 2 Living Benefits (as a percentage of the highest Account Value during the Account Year):	0.50%[8]
Retirement Income Escalator Living Benefit (as a percentage of the highest Withdrawal Benefit Base[9] during the Account Year):	0.95%[8]
Income ON Demand Living Benefit (as a percentage of the highest Income Benefit Base[13] during the Account Year):	0.85%[8]
Income ON Demand II Living Benefit (as a percentage of the highest Fee Base[10] during the Account Year):	0.85%[8]
Income ON Demand II Plus Living Benefit (as a percentage of the highest Fee Base[10] during the Account Year):	1.15%[8]

Maximum Annual Charge for an Optional Living Benefit (as a percentage of highest Account Value or other fee base during the Account Year):	1.15%

Total Variable Account Annual Expenses (1.70%) plus Maximum Charges for an Optional Death Benefit (0.40%) and an Optional Living Benefit (1.15%):	3.25%[14,15]

The table below shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract.  More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

Total Annual Fund Operating Expenses	Minimum	Maximum
(expenses as a percentage of average daily Fund net assets that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)
Prior to any fee waiver or expense reimbursement[16]	0.72%	3.68%

[1]
A portion of your Account may be withdrawn each year without imposition of any withdrawal charge and, after a Purchase Payment has been in your Account for 7 Account Years, it may be withdrawn free of the withdrawal charge.  (See “Withdrawal Charges.”)

[2]
The premium tax rate and base vary by your state of residence and the type of Contract you own. Currently, we deduct premium taxes from Account Value upon full surrender (including a surrender for the death benefit) or annuitization. (See “Contract Charges -- Premium Taxes.”)

[3]
The Annual Account Fee is waived if 100% of your Account Value has been allocated to the Fixed Account during the entire Account Year or if your Account Value is $100,000 or more on your Account Anniversary. (See “Account Fee.”)

[4]
All of the Variable Account Annual Expenses, except for the charges for optional living benefit riders, are assessed as a percentage of average daily net Variable Account assets. The charge for each optional living benefit rider is assessed on a quarterly basis.

[5]
For Contracts purchased prior to March 5, 2007, the rate of this charge is 1.60% if you were age 76 or older on the Contract's Open Date. In that case, the rate for “Total Variable Account Annual Expenses (without optional benefits)” would be 1.90%.

[6]
The optional death benefit riders are described under “Death Benefit.”  These riders are available only if you are younger than age 80 on the Open Date.  The charge varies depending upon the rider selected as shown under “Charges for Optional Benefit Riders.”

[7]
You may only elect one optional living benefit. Each optional living benefit, including the charges therefore is described in detail under a separate heading bearing its name.  As discussed under those headings, if, after you acquire one of these optional living benefits, you elect to increase or renew certain benefits under the optional living benefit, we have the right to increase the rate of the charge to what we are then charging on newly issued optional living benefits of the same type or to a rate based on then-current market conditions.

[8]
The charges shown are assessed and deducted quarterly based upon the applicable fee base, taken on the last day of each Account Quarter. Your actual charges may be less than the maximum stated above. See “Cost of RIE II,” “Cost of IOD II Escalator ,” “Cost of Retirement Asset Protector,” “APPENDIX E - SECURED RETURNS FOR LIFE,” “APPENDIX H - SECURED RETURNS 2,” “APPENDIX I - SECURED RETURNS FOR LIFE PLUS,” “APPENDIX J - RETIREMENT INCOME ESCALATOR,” “APPENDIX K - Income ON Demand,” “APPENDIX L - Income ON Demand II,” and “APPENDIX M - Income ON Demand II Plus.” For Contracts purchased prior to February 17, 2009, the Maximum Annual Fees for Retirement Income Escalator II, Income ON Demand II Escalator, and Retirement Asset Protector were initially set at 1.00%, 1.00%, and 0.35%, respectively.  Those fees will not change on those earlier Contracts, unless the Owner consents in writing to the higher fees as described under “Step-up Under RIE II,” “Step-Up Under IOD II Escalator,” and “Step-Up Under Retirement Asset Protector.”

[9]	The Withdrawal Benefit Base initially is equal to your initial Purchase Payment, and it thereafter is subject to certain adjustments. See “OPTIONAL LIVING BENEFIT: RETIREMENT INCOME ESCALATOR II.”

[10]
The Fee Base initially is equal to your initial Purchase Payment, and it thereafter is subject to certain adjustments. See “OPTIONAL LIVING BENEFIT: Income ON Demand II Escalator,” “APPENDIX L - Income ON Demand II,” and “APPENDIX M - Income ON Demand II Plus.”

[11]
The Retirement Asset Protector Benefit Base initially is equal to your initial Purchase Payment, and it thereafter is subject to certain adjustments. See “OPTIONAL LIVING BENEFIT: RETIREMENT ASSET PROTECTOR.”

[12]
Although these optional living benefits are no longer being issued, these previously available optional living benefits are still in force under many outstanding Contracts. For more information on these previously issued optional living benefits, including how the fees are calculated, please see “APPENDIX E - SECURED RETURNS FOR LIFE”, “APPENDIX G - SECURED RETURNS”, “APPENDIX H - SECURED RETURNS 2,” “APPENDIX I - SECURED RETURNS FOR LIFE PLUS,” “APPENDIX J - RETIREMENT INCOME ESCALATOR,” “APPENDIX K - Income ON Demand” “APPENDIX L - Income ON Demand II,” and “APPENDIX M - Income ON Demand II Plus.” If you elect to increase certain benefits under the Secured Returns for Life Plus Secured Returns for Life, Secured Returns 2, Retirement Income Escalator, Income ON Demand, Income ON Demand II or Income ON Demand II Plus living benefits , we have the right to increase the rate of the charge based on then-current market conditions. (See the “Step-Up” section in Appendix E, Appendix H, Appendix I, Appendix J, Appendix K, Appendix L, and Appendix M.)  Under these outstanding Contracts, you were permitted to select only one optional living benefit.

[13]	The Income Benefit Base initially is equal to your initial Purchase Payment, and it thereafter is subject to certain adjustments.

[14]
This amount assumes that the EEB Premier with MAV or EEB Premier with 5% Roll-Up (0.40%) was selected and that either the Retirement Income Escalator II or Income ON Demand II Escalator Optional Living Benefit with joint-life coverage (1.15%) was also selected (in addition to the 1.05% Mortality and Expense Risk Charge, the 0.15% Administrative Expense Charge, and the 0.15% Distribution Fee).  It also assumes that the living benefit’s initial fee base is equal to the Account Value.  If the fee base changes, the charge for your optional living benefit and your Total Variable Account Annual Expenses would be higher or lower.

[15]
This chart shows your Total Variable Account Expenses before you annuitize your Contract. As stated in “Amount of Annuity Payments,” after you annuitize your Contract, your insurance charges will be at an annual rate of 1.70% of average daily net Variable Account assets. This means that, after you annuitize, we will not deduct the Mortality and Expense Risks Charges; nor will we deduct the charges for any optional living or death benefit features.  Instead, the 1.70% insurance charge compensates us for ongoing administrative expenses. It includes the Administrative Expenses Charge and the Distribution Fee.

[16]
The expenses shown, which include any acquired fund fees and expenses, are for the year ended December 31, 2008, and do not reflect any fee waiver or expense reimbursement. The advisers and/or other service providers of certain Funds have agreed to reduce their fees and/or reimburse the Funds' expenses in order to keep the Funds' expenses below specified limits. The expenses of some Funds are reduced by contractual fee reduction and expense reimbursement arrangements that will remain in effect at least through April 30, 2010. Other Funds have voluntary fee reduction and/or expense reimbursement arrangements that may be terminated at any time. If all such contractual or voluntary arrangements are taken into account, the minimum and maximum Total Annual Fund Operating Expenses for all Funds were 0.72% and 1.86%, respectively. However, if only the contractual arrangements were taken into account (but not the voluntary arrangements) were taken into account, these percentages would still have been 0.72% and 1.86%. Expenses are based on estimates for any fund reporting operating results for less than 10 months for the current fiscal year. Each fee reduction and/or expense reimbursement arrangement is described in the relevant Fund's prospectus.

THE ABOVE EXPENSES FOR THE FUNDS WERE PROVIDED BY THE FUNDS.  WE HAVE NOT INDEPENDENTLY VERIFIED THE ACCURACY OF THE INFORMATION.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts.  These costs include Contract Owner transaction expenses, contract fees, variable account annual expenses, and Fund fees and expenses, and are based on a sample Contract with the maximum possible fees.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated and that your Contract combines the features producing the highest maximum charges, including an optional death benefit (EEB Premier with MAV or EEB Premier with 5% Roll-Up) and the most expensive optional living benefit (Retirement Income Escalator II or Income ON Demand II Escalator each with joint-live coverage).  If these optional benefits were not elected or fewer options were elected, the expense figures shown below would be lower.  The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds.  For purposes of converting the Annual Account Fee to a percentage, the Example assumes an average Contract size of $50,000.  In addition, this Example assumes no transfers were made and no premium taxes were deducted.  If these arrangements were considered, the expenses shown would be higher.  This Example also does not take into consideration any fee waiver or expense reimbursement arrangement of the Funds.  If these arrangements were taken into consideration, the expenses shown would be lower.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)	If you surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years

$1,488	$2,688	$3,834	$6,738

(2)	If you annuitize your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years

$738	$2,168	$3,541	$6,738

(3)	If you do not surrender your Contract:

1 year	3 years	5 years	10 years

$738	$2,168	$3,541	$6,738

The fee table and Example should not be considered a representation of past or future expenses and charges of the Sub-Accounts.  Your actual expenses may be greater or less than those shown.  The Example does not include the deduction of state premium taxes, which may be assessed upon full surrender, death or annuitization, or any taxes and penalties you may be required to pay if you surrender the Contract. Similarly, the 5% annual rate of return assumed in the Example is not intended to be representative of past or future investment performance.  For more information about Fund expenses, including a description of any applicable fee waiver or expense reimbursement arrangement, see the prospectuses for the Funds.

CONDENSED FINANCIAL INFORMATION

Historical information about the value of the units we use to measure the variable portion of your Contract (“Variable Accumulation Units”) is included in the back of this Prospectus as Appendix O.

THE ANNUITY CONTRACT

Sun Life Assurance Company of Canada (U.S.) and Sun Life of Canada (U.S.) Variable Account F (the “Variable Account”) offer the Contract to groups and individuals for use in connection with their retirement plans. The Contract is available on a group basis and, in certain states, may be available on an individual basis. We issue an Individual Contract directly to the individual Participant of the Contract. We issue a Group Contract to the Owner, covering all individuals participating under the Group Contract; each individual receives a Certificate that evidences his or her participation under the Group Contract.

In this Prospectus, unless we state otherwise, we refer to both the owners of Individual Contracts and participating individuals under Group Contracts as “Participants” and we address all Participants as “you”; we use the term “Contracts” to include Individual Contracts, Group Contracts, and Certificates issued under Group Contracts. For the purpose of determining benefits under both Individual Contracts and Group Contracts, we establish an Account for each Participant, which we will refer to as “your” Account or a “Participant Account.”

Your Contract provides a number of important benefits for your retirement planning. It has an Accumulation Phase, during which you make Payments under the Contract and allocate them to one or more Variable Account or Fixed Account options, and an Income Phase, during which we make annuity payments based on the amount you have accumulated. Your Contract provides tax deferral, so that you do not pay taxes on your earnings under your Contract until you withdraw them. However, if you purchase your Contract in connection with a tax-qualified plan, your purchase should be made for reasons other than tax-deferral.  Tax-qualified plans provide tax-deferral without the need for purchasing an annuity contract.

Your Contract also provides a basic death benefit if you die during the Accumulation Phase. You may enhance the basic death benefit by electing an optional death benefit rider and paying an additional charge for the optional death benefit rider you elect. Finally, if you so elect, during the Income Phase we will make annuity payments to you or someone else for life or for another period that you choose.

You choose these benefits on a variable or fixed basis or a combination of both. When you choose Variable Account investment options or a Variable Annuity option, your Account Value will change in response to changes in the return available from the different types of investments you select under your Contract. With these variable options, you assume all investment risk under your Contract. When you choose a Guarantee Period in our Fixed Account or a Fixed Annuity option, we assume the investment risk, except in the case of early withdrawals in the Accumulation Phase, where you bear the risk of unfavorable interest rate changes. You also bear the risk that the interest rates we will offer in the future and the rates we will use in determining your Fixed Annuity may not exceed our minimum guaranteed rate. Our minimum guaranteed interest rate will never be less than that permitted by law.

The Contract is designed for use in connection with personal retirement and deferred compensation plans, some of which qualify for favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code. The Contract is also designed so that it may be used in connection with certain non-tax-qualified retirement plans, such as payroll savings plans and such other groups (trusteed or non-trusteed) as may be eligible under applicable law. We refer to Contracts used with plans that receive favorable tax treatment as “Qualified Contracts,” and all other Contracts as “Non-Qualified Contracts.” A qualified retirement plan generally provides tax-deferral regardless of whether the plan invests in an annuity contract.  A decision to purchase an annuity contract should not be based on the assumption that the purchase of an annuity contract is necessary to obtain tax-deferral benefits under a qualified retirement plan.

Some broker/dealers may limit their clients from purchasing some optional benefits based upon the client's age.  Your individual representative will describe any such limitations.  You should work with your registered representative to decide whether an optional benefit is appropriate for you based on a thorough analysis of your particular insurance needs, financial objectives, investment goals, time horizons and risk tolerance.

COMMUNICATING TO US ABOUT YOUR CONTRACT

All materials sent to us, including Purchase Payments, must be sent to our Annuity Mailing Address as set forth at the beginning of this Prospectus. For all telephone communications, you must call (800) 752-7215.

Unless this Prospectus states differently, we will consider all materials sent to us and all telephone communications to be received on the date we actually receive them at our Annuity Mailing Address. However, we will consider all financial transactions, including Purchase Payments, withdrawal requests and transfer instructions, to be received on the next Business Day if we receive them (1) on a day that is not a Business Day or (2) after 4:00 p.m., Eastern Time. In some cases, receipt of requests for financial transactions by the broker-dealer of record will be deemed to be constructive receipt by us.

When we specify that notice to us must be in writing, we reserve the right, at our sole discretion, to accept notice in another form.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

We are a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. We do business in 49 states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands, and we have an insurance company subsidiary that does business in New York. Our Executive Office mailing address is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

We are ultimately controlled by Sun Life Financial Inc. (“Sun Life Financial”). Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York, and Philippine stock exchanges.

THE VARIABLE ACCOUNT

We established the Variable Account as a separate account on July 13, 1989, pursuant to a resolution of our Board of Directors. The Variable Account funds the Contract and various other variable annuity contracts that we offer. These other products may have features, benefits and charges that are different from those under the Contract.

Under Delaware insurance law and the Contract, the income, gains or losses of the Variable Account are credited to or charged against the assets of the Variable Account without regard to the other income, gains, or losses of the Company. These assets are held in relation to the Contract and other variable annuity contracts that provide benefits that vary in accordance with the investment performance of the Variable Account. Although the assets maintained in the Variable Account will not be charged with any liabilities arising out of any other business we conduct, all obligations arising under a Contract, including the promise to make annuity payments, are general corporate obligations of the Company.

The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account invests exclusively in shares of a specific Fund. All amounts allocated by you to a Sub-Account will be used to purchase Fund shares at their net asset value. Any and all distributions made by the Funds with respect to the shares held by the Variable Account will be reinvested to purchase additional Fund shares at their net asset value. Deductions from the Variable Account for cash withdrawals, annuity payments, death benefits, Account Fees, Contract charges against the assets of the Variable Account for the assumption of mortality and expense risks, administrative expenses, optional benefit riders, and any applicable taxes will, in effect, be made by redeeming the number of Fund shares at their net asset value equal in total value to the amount to be deducted. The Variable Account will be fully invested in Fund shares at all times.

VARIABLE ACCOUNT OPTIONS: THE FUNDS

The Contract offers Sub-Accounts that invest in a number of Fund investment options. Each Fund is a mutual fund registered under the Investment Company Act of 1940, or a separate series of shares of such a mutual fund.

More comprehensive information about the Funds, including a discussion of their management, investment objectives, expenses, and potential risks, is found in the current prospectuses for the Funds (the “Fund Prospectuses”). The Fund Prospectuses should be read in conjunction with this Prospectus before you invest. A copy of each Fund Prospectus, as well as a Statement of Additional Information for each Fund, may be obtained without charge from the Company by calling (800) 752-7215 or by writing to Sun Life Assurance Company of Canada (U.S.), P.O. Box 9133, Wellesley Hills, Massachusetts 02481.

The Funds may also be available to registered separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to the Variable Account and other separate accounts of the Company. Although we do not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interests of the Variable Account and one or more of the other separate accounts participating in the Funds. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of the Participants and Payees and those of other companies, or some other reason. In the event of conflict, we will take any steps necessary to protect Participants and Payees, including withdrawal of the Variable Account from participation in the underlying Funds which are involved in the conflict or substitution of shares of other Funds.

Certain of the investment advisers, transfer agents, or underwriters to the Funds may reimburse us for administrative costs in connection with administering the Funds as options under the Contracts. These amounts are not charged to the Funds or Participants, but are paid from assets of the advisers, transfer agents, or underwriters, except for the administrative costs of the Lord Abbett Series Trust Portfolios, which are paid from Fund assets and reflected under “Fees and Expenses.”

Certain publicly available mutual funds may have similar investment goals and principal investment policies and risks as one or more of the Funds, and may be managed by a Fund's portfolio manager(s). While a Fund may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between a Fund and these similar products, including differences in sales charges, expense ratios and cash flows.

THE FIXED ACCOUNT

The Fixed Account is made up of all the general assets of the Company other than those allocated to any separate account. Amounts you allocate to Guarantee Periods become part of the Fixed Account, and are available to fund the claims of all classes of our customers, including claims for benefits under the Contracts.

We will invest the assets of the Fixed Account in those assets we choose that are allowed by applicable state insurance laws. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments. We intend to invest primarily in investment-grade fixed income securities (i.e., rated by a nationally recognized rating service within the 4 highest grades) or instruments we believe are of comparable quality.

We are not obligated to invest amounts allocated to the Fixed Account according to any particular strategy, except as may be required by applicable state insurance laws. You will not have a direct or indirect interest in the Fixed Account investments.

THE FIXED ACCOUNT OPTIONS:  THE GUARANTEE PERIODS

You may elect one or more Guarantee Periods from those we make available from time to time. We may offer Guarantee Periods of different durations or stop offering some Guarantee Periods. Once we stop offering a Guarantee Period of a particular duration, allocations, transfers or renewals into that Guarantee Period will not be permitted. In addition, we reserve the right not to make any Guarantee Periods available. In such event, renewals will be made into the Money Market Sub-Account. We may choose to exercise this right before the Open Date or at some later time.  At any time, we can reverse our decision to exercise this right.

We determine Guaranteed Interest Rates at our discretion. We do not have a specific formula for establishing the rates for different Guarantee Periods. Our determination will be influenced by the interest rates on fixed income investments in which we may invest amounts allocated to the Guarantee Periods. We will also consider other factors in determining these rates, including regulatory and tax requirements, sales commissions and administrative expenses borne by us, general economic trends and competitive factors. We cannot predict the level of future interest rates.

We may from time to time at our discretion offer special interest rates for new Purchase Payments that are higher than the rates we are then offering for renewals or transfers.

Early withdrawals from your allocation to a Guarantee Period, including cash withdrawals, transfers, and commencement of an annuity option, may be subject to a Market Value Adjustment, which could decrease or increase the value of your Account. See “Withdrawals, Withdrawal Charge and Market Value Adjustment.”

THE ACCUMULATION PHASE

During the Accumulation Phase of your Contract, you make Payments into your Account, and your earnings accumulate on a tax-deferred basis. The Accumulation Phase begins with our acceptance of your first Purchase Payment and ends the Business Day before your Annuity Commencement Date. The Accumulation Phase will end sooner if you surrender your Contract or if the “Covered Person” dies before the Annuity Commencement Date.

Issuing Your Contract

When we receive your Application, we “open” the Contract. We refer to this date as the “Open Date.” When we receive your initial Purchase Payment, we “issue” your Contract. We refer to this date as the “Issue Date.”

We will credit your initial Purchase Payment to your Account within 2 Business Days of receiving your completed Application. If your Application is not complete, we will notify you. If we do not have the necessary information to complete the Application within 5 Business Days, we will send your money back to you or ask your permission to retain your Purchase Payment until the Application is made complete. Then we will apply the Purchase Payment within 2 Business Days of when the Application is complete.

Amount and Frequency of Purchase Payments

The amount of Purchase Payments may vary; however, we will not accept an initial Purchase Payment of less than $10,000, and, although there is currently no minimum amount for additional Purchase Payments, we reserve the right to limit each additional Purchase Payment to at least $1,000. In addition, we will not accept a Purchase Payment if your Account Value is over $2 million, or if the Purchase Payment would cause your Account Value to exceed $2 million, unless we have approved the Payment in advance. We reserve the right to refuse Purchase Payments received more than 5 years after your Issue Date or after your 70th birthday, whichever is later. Within these limits, you may make Purchase Payments at any time during the Accumulation Phase. Additional restrictions may apply if you purchased an optional living benefit.

If you are participating in an optional living benefit, you may make Purchase Payments only during your first Account Year.

Allocation of Net Purchase Payments

You may allocate your Purchase Payments among the different Sub-Accounts and Guarantee Periods currently available, but we reserve the right to limit any allocation to a Guarantee Period to at least $1,000.

In your Application, you may specify the percentage of each Purchase Payment to be allocated to each Sub-Account or Guarantee Period. These percentages are called your allocation factors. You may change the allocation factors for future Payments by sending us notice of the change as required. We will use your new allocation factors for the first Purchase Payment we receive with or after we have received notice of the change, and for all future Purchase Payments, until we receive another change notice.

Although it is currently not our practice, we may deduct applicable premium taxes or similar taxes from your Purchase Payments (see “Contract Charges -- Premium Taxes”). In that case, we will credit your Net Purchase Payment, which is the Purchase Payment minus the amount of those taxes.

Your Account

When we accept your first Purchase Payment, we establish an Account for you, which we maintain throughout the Accumulation Phase of your Contract.

Your Account Value

Your Account Value is the sum of the value of the 2 components of your Contract: the Variable Account portion of your Contract (“Variable Account Value”) and the Fixed Account portion of your Contract (“Fixed Account Value”). These 2 components are calculated separately, as described under “Variable Account Value” and “Fixed Account Value.”

Purchase Payment Interest

We will credit your Contract with interest, which we refer to as “Purchase Payment Interest,” at the rate you selected when you applied for the Contract. Currently, we offer 2 interest rate options:

Option A: The 2% Five-Year Anniversary Interest Option - Under this option we will credit your Contract with interest at a rate of 2% of each Purchase Payment received prior to the first Account Anniversary. In addition, if you chose this option, we will credit your Contract with interest at a rate of 2% of the Account Value at the end of every Fifth-Year Anniversary.

Option B: The 6% Interest Option - Under this option we will credit your Contract with interest at a rate of 6% of each Purchase Payment made on or after August 25, 2008. Purchase Payments made under Option B between July 24, 2006, and August 24, 2008, were credited with interest at the rate of 5% of the Purchase Payment. Prior to July 24, 2006, Purchase Payments made under this option were credited with interest pursuant to the Purchase Payment Interest schedule in effect for Option B at the time the Contract was purchased, including any year-end credit. This option may not be available in all states.

We credit Purchase Payment Interest during the same Valuation Period in which we receive the Purchase Payment. We allocate the Purchase Payment Interest to the Sub-Accounts and/or the Guarantee Periods in the same proportion as the Net Purchase Payment is allocated. For any Fifth-Year Anniversary credit under Option A, we allocate the credit on a pro rata basis to all Sub-Accounts and/or Guarantee Periods in which you are invested, excluding any Guarantee Periods established to support a dollar-cost averaging program. Any additional interest adjustments will be credited on your Account Anniversary.

The Contracts are designed to give the most value to Participants with long-term investment goals. We will deduct the “Adjusted” Purchase Payment Interest if the Contract is returned during the “free look period.” For a description of the free look period and Adjusted Purchase Payment Interest, see “Right to Return.” For examples of how we calculate Purchase Payment Interest, see Appendix D.

We may credit Purchase Payment Interest at rates other than those described above on Contracts sold to officers, directors and employees of the Company or its affiliates, registered representatives, and employees of broker-dealers with a current selling agreement with the Company and affiliates of such representatives and broker-dealers, employees of affiliated asset management firms, and persons who have retired from such positions (“Eligible Employees”) and immediate family members of Eligible Employees. The Company expects to make a profit on Purchase Payment Interest from the mortality and expense risk charge.

We may also credit the Purchase Payment Interest rates described above using different Net Purchase Payment dollar amount thresholds. Any change in the Net Purchase Payment dollar amount thresholds will be offered to all Participants on a prospective basis.

See “Tax Considerations -- Qualified Retirement Plans,” if this Contract is to be purchased in connection with a tax qualified plan under Section 401(a) of the Code or a tax deferred annuity arrangement under Section 403(b) of the Code.

Variable Account Value

     Variable Accumulation Units

In order to calculate your Variable Account Value, we use a measure called a Variable Accumulation Unit for each Sub-Account. Your Variable Account Value is the sum of your Account Value in each Sub-Account, which is the number of your Variable Accumulation Units for that Sub-Account times the value of each Unit.

     Variable Accumulation Unit Value

The value of each Variable Accumulation Unit in a Sub-Account reflects the net investment performance of that Sub-Account. We determine that value once on each day that the New York Stock Exchange is open for trading, at the close of trading, which is currently 4:00 p.m., Eastern Time. (The close of trading is determined by the New York Stock Exchange.) Each day we make a valuation is called a “Business Day.” The period that begins at the time Variable Accumulation Units are valued on a Business Day and ends at that time on the next Business Day is called a “Valuation Period.” On days other than Business Days, the value of a Variable Accumulation Unit does not change.

To measure these values, we use a factor, which we call the Net Investment Factor, which represents the net return on the Sub-Account's assets. At the end of any Valuation Period, the value of a Variable Accumulation Unit for a Sub-Account is equal to the value of that Sub-Account's Variable Accumulation Units at the end of the previous Valuation Period, multiplied by the Net Investment Factor. We calculate the Net Investment Factor by dividing (1) the net asset value of a Fund share held in the Sub-Account at the end of that Valuation Period, plus the per share amount of any dividend or capital gains distribution made by that Fund during the Valuation Period, by (2) the net asset value per share of the Fund share at the end of the previous Valuation Period; then, for each day in the Valuation Period, we deduct a factor representing the asset-based insurance charges (the mortality and expense risk charges and the administrative expense charge and distribution fee) plus the applicable asset-based charge for certain optional benefit riders.

For a hypothetical example of how we calculate the value of a Variable Accumulation Unit, see the Statement of Additional Information.

     Crediting and Canceling Variable Accumulation Units

When we receive an allocation to a Sub-Account, either from a Net Purchase Payment or a transfer of Account Value, we credit that amount to your Account in Variable Accumulation Units. Similarly, we cancel Variable Accumulation Units when you transfer or withdraw amounts from a Sub-Account, or when we deduct certain charges under the Contract. We determine the number of Units credited or canceled by dividing the dollar amount by the Variable Accumulation Unit value for that Sub-Account at the end of the Valuation Period during which the transaction or charge is effective.

Fixed Account Value

Your Fixed Account Value is the sum of all amounts allocated to Guarantee Periods, either from Net Purchase Payments, transfers or renewals, plus interest credited on those amounts, and minus withdrawals, transfers out of Guarantee Periods, and any deductions for charges under the Contract taken from your Fixed Account Value.

A Guarantee Period begins the day we apply your allocation and ends when all calendar years (or months if the Guarantee Period is less than one year) in the Guarantee Period (measured from the end of the calendar month in which the amount was allocated to the Guarantee Period) have elapsed. The last day of the Guarantee Period is its Renewal Date.

Each additional Purchase Payment, transfer or renewal credited to your Fixed Account Value will result in a new Guarantee Period with its own Renewal Date. Amounts allocated at different times to Guarantee Periods of the same duration may have different Renewal Dates.

     Crediting Interest

We credit interest on amounts allocated to a Guarantee Period at the applicable Guaranteed Interest Rate for the duration of the Guarantee Period. During the Guarantee Period, we credit interest daily at a rate that yields the Guaranteed Interest Rate on an annual effective basis.

     Guarantee Amounts

Each separate allocation you make to a Guarantee Period, together with interest credited thereon, is called a Guarantee Amount. Each Guarantee Amount is treated separately for purposes of determining the Market Value Adjustment. We may restrict a Guarantee Period that will extend beyond your maximum Annuity Commencement Date. Renewals into a Guarantee Period that extends beyond your maximum Annuity Commencement Date will result in an application of a Market Value Adjustment upon annuitization or withdrawals. We reserve the right to limit each new allocation to a Guarantee Period to at least $1,000.

     Renewals

We will notify you in writing between 45 and 75 days before the Renewal Date for any Guarantee Amount. If you would like to change your Fixed Account option, we must receive from you prior to the Renewal Date:

●	written notice from you electing a different Guarantee Period from among those we then offer, or

●	written instructions to transfer the Guarantee Amount to one or more Sub-Accounts, in accordance with the transfer privilege provisions of the Contract (see “Transfer Privilege”).

If we receive no instructions from you prior to the Renewal Date, we will automatically renew your Fixed Account allocation into a new Guarantee Period of the same duration as the last Guarantee Period. If we are no longer offering a Guarantee Period of the same duration, we will automatically transfer your Fixed Account allocation into the Money Market Sub-Account.

A Guarantee Amount will not renew into a Guarantee Period that will extend beyond your maximum Annuity Commencement Date. In that case, unless you notify us otherwise, we will automatically transfer your Guarantee Amount into the Money Market Sub-Account.

These automatic transfers of Fixed Account Value into the Money Market Sub-Account will not count as a transfer for purposes of the transfer restrictions described under “Transfer Privilege.”

     Early Withdrawals

If you withdraw, transfer, or annuitize an allocation from a Guarantee Period more than 30 days prior to the Renewal Date, we will apply a Market Value Adjustment to the transaction. This could result in an increase or a decrease of your Account Value, depending on interest rates at the time. You bear the risk that you will receive less than your principal if the Market Value Adjustment applies. See “Withdrawals, Withdrawal Charge and Market Value Adjustment.”

Transfer Privilege

     Permitted Transfers

During the Accumulation Phase, you may transfer all or part of your Account Value to one or more Sub-Accounts or Guarantee Periods then available, subject to the following restrictions:

●	you may not make more than 12 transfers in any Account Year;

●	the amount transferred from a Guarantee Period must be the entire Guarantee Amount, except for transfers of interest credited during the current Account Year;

●	at least 30 days must elapse between transfers to and from Guarantee Periods;

●	at least 6 days must elapse between transfers to and from the Sub-Accounts;

●	transfers to or from Sub-Accounts are subject to terms and conditions that may be imposed by the Funds; and

●	we impose additional restrictions on market timers, which are further described below.

These restrictions do not apply to transfers made under any Optional Program. At our discretion, we may waive some or all of these restrictions.  Additional restrictions apply to transfers made under any of the Optional Living Benefit Riders.

We reserve the right to waive these restrictions and exceptions at any time, as discussed under “Short-Term Trading,” or to change them.  Any change will be applied uniformly.  We will notify you of any change prior to its effectiveness.

There is usually no charge imposed on transfers; however, we reserve the right to impose a transfer charge of $15 for each transfer. Transfers out of a Guarantee Period more than 30 days before the Renewal Date or any time after the Renewal Date will be subject to the Market Value Adjustment described below. Under current law, there is no tax liability for transfers.

     Requests for Transfers

You may request transfers in writing or by telephone. If the request is received before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m., the transfer will be effective that day. The telephone transfer privilege is available automatically during regular business hours before 4:00 p.m. Eastern Time, and does not require your written election. We will require personal identifying information to process a request for a transfer made by telephone. We will not be liable for following instructions communicated by telephone that we reasonably believe are genuine.

Your transfer request will be effective as of the close of the Business Day if we receive your transfer request, in good order, before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m. Otherwise, your transfer request will be effective on the next Business Day.

     Short-Term Trading

The Contracts are not designed for short-term trading.  If you wish to employ such strategies, do not purchase a Contract. Transfer limits and other restrictions, described below, are subject to our ability to monitor transfer activity.  Some Participants and their third party intermediaries engaging in short-term trading may employ a variety of strategies to avoid detection.  Despite our efforts to prevent short-term trading, there is no assurance that we will be able to identify such Participants or intermediaries or curtail their trading.  A failure to detect and curtail short-term trading could result in adverse consequences to the Participants.  Short-term trading can increase costs for all Participants as a result of excessive portfolio transaction fees.  In addition, short-term trading can adversely affect a Fund's performance.  If large amounts of money are suddenly transferred out of a Fund, the Fund's investment adviser cannot effectively invest in accordance with the Fund's investment objectives and policies.

The Company has policies and procedures to discourage frequent transfers of contract value.  As described under “Transfer Privilege,” such policies include limiting the number and timing of certain transfers, subject to exceptions described in that section and exceptions designed to protect the interests of individual Participants.  The Company also reserves the right to charge a fee for transfers.

Short-term trading activities whether by the Participant or a third party authorized to initiate transfer requests on behalf of Participant(s) may be subject to other restrictions as well. For example, we reserve the right to take actions against short-term trading which restrict your transfer privileges (including transfers to and from the Fixed Account) more narrowly than the policies described under “Transfer Privilege,” such as requiring transfer requests to be submitted in writing through regular first-class U.S. mail (e.g., no overnight, priority or courier delivery allowed), and refusing any and all transfer instructions.

If we determine that a third party acting on your behalf is engaging (alone or in combination with transfers effected by you directly) in a pattern of short-term trading, we may refuse to process certain transfers requested by such a third party. We impose additional administrative restrictions on third parties that engage in transfers of Contract Values on behalf of multiple Participants at one time. Specifically, we limit the form of such large group transfers to fax or mail delivery only, require the third party to provide us with advance notice of any possible large group transfer so that we can have additional staff ready to process the request, and require that the amount transferred out of a Sub-Account for each Participant be equal to 100% of that Participant's value in the Sub-Account.

We will provide you written notification of any restrictions imposed.

We reserve the right to waive short-term trading restrictions, where permitted by law and not adverse to the interests of the relevant underlying Fund, in the following instances:

●	when a new broker of record is designated for the Contract;

●	when the Participant changes;

●	when control of the Contract passes to the designated beneficiary upon the death of the Participant or Annuitant;

●	when necessary in our view to avoid hardship to a Participant; or

●	when underlying Funds are dissolved or merged or substituted.

If short-term trading results as a consequence of waiving the restrictions against short-term trading, it could expose Participants to certain risks.  The short-term trading could increase costs for all Participants as a result of excessive portfolio transaction fees.  In addition, the short-term trading could adversely affect a Fund's performance.  If large amounts of money are suddenly transferred out of a Fund, the Fund's investment adviser cannot effectively invest in accordance with the Fund's investment objectives and policies.  Unless the short-term trading policy and the permitted waivers of that policy are applied uniformly, some Participants may experience a different application of the policy and therefore may experience some of these risks. We uniformly apply the short-term trading policy and the permitted waivers of that policy to all Contracts. If we did not do so, some Participants could experience a different application of the policy and therefore may be treated unfairly. Too much discretion on our part in allowing the waivers of short-term trading policy could result in an unequal treatment of short-term traders by permitting some short-term traders to engage in short-term trading while prohibiting others from doing the same.

     Funds' Shareholder Trading Policies

In addition to the restrictions that we impose (as described under “Permitted Transfers” and “Short-Term Trading”), most of the Funds have adopted restrictions or other policies about transfers or other purchases and sales of the Fund's shares. These policies (the “Funds' Shareholder Trading Policies”) are intended to protect the Fund from short-term trading or other trading practices that are potentially harmful to the Fund. The Funds' Shareholder Trading Policies may be more restrictive in some respects than the restrictions that we otherwise would impose, and the Funds may modify their Shareholder Trading Policies from time to time.

We are legally obligated to provide (at the Funds' request) information about each amount you cause to be deposited into a Fund (including by way of Purchase Payments and transfers under your Contract) or removed from the Fund (including by way of withdrawals and transfers under your Contract). If a Fund identifies you as having violated the Fund's Shareholder Trading Policies, we are obligated, if the Fund requests, to restrict or prohibit any further deposits or exchanges by you (or a third party acting on your behalf) in respect of that Fund. Any such restriction or prohibition may remain in place indefinitely.

Accordingly, if you do not comply with any Fund's Shareholder Trading Policies, you (or a third party acting on your behalf) may be prohibited from directing any additional amounts into that Fund or directing any transfers or other exchanges involving that Fund. You should review and comply with each Fund's Shareholder Trading Policies, which are disclosed in the Funds' current prospectuses.

Funds may differ significantly as to such matters as: (a) the amount, format, and frequency of information that the Funds request from us about transactions that our customers make; and (b) the extent and nature of any limits or restrictions that the Funds request us to impose upon such transactions. As a result of these differences, the costs borne by us and (directly or indirectly) by our customers may be significantly increased. Any such additional costs may outweigh any additional protection that would be provided to our customers, particularly in view of the protections already afforded by the trading restrictions that we impose as described under “Permitted Transfers” and under “Short-Term Trading.” Also, if a Fund imposes more strict trading restrictions than are reasonably necessary under the circumstances, you could be deprived of potentially valuable flexibility to make transactions with respect to that Fund.  For these and other reasons, we may disagree with the timing or substance of a Fund's requests for information from us or with any transaction limits or restrictions that the Fund requests us to impose upon our customers.  If any such disagreement with respect to a Fund cannot be satisfactorily resolved, the Fund might be restricted or, subject to obtaining any required regulatory approval, replaced as a variable investment option.

Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates

We may reduce or waive the withdrawal charge, the mortality and expense risk charges, the administrative service fee, the distribution fee, or the annual Account Fee, credit additional amounts, grant bonus Guaranteed Interest Rates in certain situations, or offer other options or benefits. These situations may include sales of Contracts (1) where selling and/or maintenance costs associated with the Contracts are reduced, such as the sale of several Contracts to the same Participant, sales of large Contracts, and certain group sales, and (2) to officers, directors and employees of the Company or its affiliates, registered representatives and employees of broker-dealers with a current selling agreement with the Company and affiliates of such representatives and broker-dealers, employees of affiliated asset management firms, and persons who have retired from such positions (“Eligible Employees”) and immediate family members of Eligible Employees. Eligible Employees and their immediate family members may also purchase a Contract without regard to minimum Purchase Payment requirements. For other situations in which withdrawal charges may be waived, see “Withdrawals, Withdrawal Charge and Market Value Adjustment.”

Other Programs

You may participate in any of the following Optional Programs free of charge.  Transfers made pursuant to the provisions of the following optional programs will not be charged a transfer fee, nor will such transfers count as one of the 12 free transfers per year allowed under the section entitled “Transfer Privilege.”

     Dollar-Cost Averaging

Dollar-cost averaging allows you to invest gradually over time. You may select a dollar-cost averaging program at no extra charge by allocating a minimum amount to a designated Sub-Account or to a Guarantee Period we make available in connection with the program. (We reserve the right to limit minimum investments to at least $1,000.)  Amounts allocated to the Fixed Account under the program will earn interest at a rate declared by the Company for the Guarantee Period you select. Previously applied amounts may not be transferred to a Guarantee Period made available in connection with this program. At regular time intervals, we will transfer the same amount automatically (including a portion of the Purchase Payment Interest) to one or more Sub-Accounts that you choose. The program continues until your Account Value allocated to the program is depleted or you elect to stop the program. The final amount transferred from the Fixed Account will include all interest earned (excluding Purchase Payment Interest).

No Market Value Adjustment (either positive or negative) will apply to amounts automatically transferred from the Fixed Account under the dollar-cost averaging program. However, if you discontinue or alter the program prior to completion, amounts remaining in the Fixed Account will be transferred to the Money Market Sub-Account, unless you instruct us otherwise, and the Market Value Adjustment will be applied. Any allocation of a new Purchase Payment to the program will be treated as commencing a new dollar-cost averaging program and may be subject to the $1,000 minimum investment limit.

The main objective of a dollar-cost averaging program is to minimize the impact of short-term price fluctuations on Account Value. In general, since you transfer the same dollar amount to the variable investment options at set intervals, dollar-cost averaging allows you to purchase more Variable Accumulation Units (and, indirectly, more Fund shares) when prices are low and fewer Variable Accumulation Units (and, indirectly, fewer Fund shares) when prices are high. Therefore, you may achieve a lower average cost per Variable Accumulation Unit over the long term. A dollar-cost averaging program allows you to take advantage of market fluctuations. However, it is important to understand that a dollar-cost averaging program does not insure a profit or protect against loss in a declining market. We do not allow transfers into any of the Guarantee Periods pursuant to the dollar-cost averaging program.

     Asset Allocation

One or more asset allocation models may be available in connection with the Contract, at no extra charge. Asset allocation is the process of investing in different asset classes -- such as equity funds, fixed income funds, and money market funds -- depending on your personal investment goals, tolerance for risk, and investment time horizon. By spreading your money among a variety of asset classes, you may be able to reduce the risk and volatility of investing, although there are no guarantees, and asset allocation does not insure a profit or protect against loss in a declining market.

One asset allocation program consists of one or more asset allocation models that we may make available from time to time.  You may participate in no more than one such model at a time.  Each such asset allocation model represents a combination of Sub-Accounts with a different level of risk. Any asset allocation models, as well as the terms and conditions of this asset allocation program, are fully described in a separate brochure. We may add or delete such models in the future.

Our asset allocation models are “static.”  That is to say, if you elect an asset allocation model, we automatically rebalance your Account Value among the Sub-Accounts represented in the model you chose, but we do not change your original percentage allocations among the Sub-Accounts in your chosen model, unless you advise us to do so. Nevertheless, the models we are offering to new Contract purchasers will be reviewed annually to determine whether the investment objective of the model is being met in light of changing markets.  Based upon this review, new models may be substituted for any existing models offered to new Contract purchasers.  If so, any new models will only be offered to Contracts opened on or after the date the new model goes into effect or to Participants who elect an asset allocation model on or after that date.  Participants of any existing asset allocation model will remain in that existing model and we will continue to rebalance their percentage allocations among the Sub-Accounts in that existing model.  However, such Participants may make an independent decision to change their asset allocations at any time.  You should consult your financial adviser periodically to consider whether any model you have selected is still appropriate for you.

Another asset allocation program that we offer involves your investment in a “Fund of Funds” structure, which permits you to invest in Funds that focus on the differing asset classes.  Three Variable Sub-Accounts, SC Ibbotson Moderate Sub-Account, SC Ibbotson Balanced Sub-Account, and SC Ibbotson Growth Sub-Account, invest in three differing Fund of Funds investment options.  The Fund of Funds differ in their allocations to asset classes that reflect differing risk characteristics of the Funds in which they invest, ranging from moderate conservative to moderate aggressive. This means the adviser of each Fund of Funds seeks to achieve its objective by investing in a portfolio of Funds which in turn invest in a variety of U.S. and foreign equity, fixed income and money market securities. The expenses of a Fund of Funds may be higher than a regular fund because of this two-tier structure. The investment objectives of the SC Ibbotson Moderate Fund, SC Ibbotson Balanced Fund, and SC Ibbotson Growth Fund are described in each Fund’s prospectus.  Please contact your financial advisor for additional detail regarding asset allocation and these three Variable Sub-Accounts.

     Systematic Withdrawal and Interest Out Programs

You may select our Systematic Withdrawal Program or our Interest Out Program. Under the Systematic Withdrawal Program, you determine the amount and frequency of regular withdrawals you would like to receive from your Fixed Account Value and/or Variable Account Value and we will process them automatically. Under the Interest Out Program, we automatically pay you, or reinvest, interest credited for all Guarantee Periods you have chosen. The withdrawals under these programs may be subject to surrender charges and a Market Value Adjustment. They may also be included as income and subject to a 10% federal tax penalty. You should consult a qualified tax professional before choosing these options. We reserve the right to limit the election of either of these programs to Contracts with a minimum Account Value of $10,000. Limits on your systematic withdrawal may apply if you purchased an optional living benefit rider.

You may change or stop either program at any time, by written notice to us or other means approved by us.

     Portfolio Rebalancing Program

Under the Portfolio Rebalancing Program, we transfer funds among all Sub-Accounts to maintain the percentage allocation you have selected among these Sub-Accounts. At your election, we will make these transfers on a quarterly, semi-annual or annual basis.

No transfers to or from any Guarantee Period are permitted while this program is in effect.

     Secured Future Program

Under the Secured Future Program, we divide your Purchase Payments and Purchase Payment Interest between the Fixed Account and the Variable Account. For the Fixed Account portion, you choose a Guarantee Period from among those we offer. We then allocate to that Guarantee Period the portion of your Purchase Payment and Purchase Payment Interest necessary so that, at the end of the Guarantee Period, your Fixed Account allocation, including interest, will equal the entire amount of your original Purchase Payment, less the amount of any Contract charges that have been deducted from the Fixed Account. The remainder of the original Purchase Payment and Purchase Payment Interest will be invested in the Sub-Accounts of your choice. At the end of the Guarantee Period, you will be guaranteed the amount of your original Purchase Payment and Purchase Payment Interest (assuming no withdrawals or transfers), plus you will have the benefit, if any, of the investment performance of the Sub-Accounts you have chosen.

     Travel Assistance Program

This program may provide some or all of the following services, provided by a third party we designate, when the person covered is 100 miles or more away from home:

●	Referral to an English-speaking doctor or hospital for medical consultation and evaluation
●	Hospital admission guarantee, assuming the covered person has applicable health coverage
●	Emergency evacuation, if necessary
●	Critical care monitoring of attending doctor/hospital
●	Medically supervised repatriation, if the person covered requires assistance returning home after hospitalization
●	Assistance in filling prescriptions, if required
●	Receipt and transmission of necessary emergency messages
●	Telephone counseling and referrals if the person covered experiences emotional trauma
●	Transportation to join a covered person who was traveling alone and will be hospitalized more than seven days
●	Transportation home for minor children left unattended by the covered person’s illness or injury
●	Legal and interpreter referrals
●	Return of mortal remains

The “person covered” is:

●	The Owner as identified in the Contract, if the Contract is owned by one or more individuals; or
●	The Annuitant as identified in the Contract, if the Contract is owned by a non-natural entity.

There is no charge for this program, and you are automatically enrolled in the program if your Contract is eligible for the program and you do not instruct us otherwise. Your Contract is eligible for the program if its Open Date is on or after October 20, 2008, and the program has been approved in your state and by the firm through whom you purchased your Contract. The program will terminate when your Contract terminates, you change ownership of your Contract, or you instruct us to cancel your participation in the program.

Ask your sales representative for the brochure that provides additional detail about the Travel Assistance Program.

WITHDRAWALS, WITHDRAWAL CHARGE AND MARKET VALUE ADJUSTMENT

Cash Withdrawals

     Requesting a Withdrawal

At any time during the Accumulation Phase, you may withdraw in cash all or any portion of your Account Value. To make a withdrawal, other than a Systematic Withdrawal, you must send us a written request at our Annuity Mailing Address. Your request must specify whether you want to withdraw the entire amount of your Account or, if less, the amount you wish to receive.

All withdrawals may be subject to a withdrawal charge (see “Withdrawal Charge”), and withdrawals from your Fixed Account Value also may be subject to a Market Value Adjustment (see “Market Value Adjustment”). Withdrawals also may have adverse federal income tax consequences including a 10% penalty tax (see “Tax Considerations”). You should carefully consider these tax consequences before requesting a cash withdrawal.

     Full Withdrawals

If you request a full withdrawal, we calculate the amount we will pay you as follows: we start with your Account Value at the end of the Valuation Period during which we receive your withdrawal request; we deduct the Account Fee, if applicable, for the Account Year in which the withdrawal is made; we calculate and then add or subtract the amount of any Market Value Adjustment applicable to your Fixed Account Value; and finally, we calculate and then deduct any applicable withdrawal charge.

A full withdrawal results in the surrender of your Contract, and cancellation of all rights and privileges under your Contract, except as may be otherwise provided under the terms of any optional living benefit rider that you have elected.

     Partial Withdrawals

Unless you specify otherwise, when you request a partial withdrawal, we will pay you the amount specified in your request adjusted by any applicable charges and/or MVA and then reduce the value of your Account by the gross amount of the withdrawal.

You may specify the amount you want withdrawn from each Sub-Account and/or Guarantee Amount to which your Account is allocated. If you do not so specify, we will deduct the total amount you request pro rata, based on your Account Value at the end of the Valuation Period during which we receive your request. If you have elected “Build Your Portfolio,” withdrawals out of your portfolio model will be taken pro-rata from each of your selected Funds.

Withdrawals may significantly reduce any death benefit and/or living benefit amount. In calculating the amount payable under the living benefit or death benefit, we may reduce the benefit by an amount that is greater than the amount of the withdrawal, depending on the circumstances. Accordingly, you should refer to the more detailed discussions of the optional living benefit and optional death benefit riders that appear elsewhere in this Prospectus (and in the Appendices hereto) for information about the effects that withdrawals will have on those benefits.

If you request a partial withdrawal that would result in your Account Value being reduced to an amount less than the Account Fee for the Account Year in which you make the withdrawal, we reserve the right to treat it as a request for a full withdrawal.

     Time of Payment

We will pay you the applicable amount of any full or partial withdrawal within 7 days after we receive your withdrawal request, in good order, except in cases where we are permitted, and choose, to defer payment under the Investment Company Act of 1940 and applicable state insurance law. Currently, we may defer payment of amounts you withdraw from the Variable Account only for the following periods:

●	when the New York Stock Exchange is closed (except weekends and holidays) or when trading on the New York Stock Exchange is restricted;

●	when it is not reasonably practical to dispose of securities held by a Fund or to determine the value of the net assets of a Fund, because an emergency exists; or

●	when an SEC order permits us to defer payment for the protection of Participants.

We also may defer payment of amounts you withdraw from the Fixed Account for up to 6 months from the date we receive your withdrawal request. We do not pay interest on the amount of any payments we defer.

     Withdrawal Restrictions for Qualified Plans

If your Contract is a Qualified Contract, you should carefully check the terms of your retirement plan for limitations and restrictions on cash withdrawals.

Special restrictions apply to withdrawals from Contracts used for Section 403(b) annuities. (See “Tax Considerations -- Tax-Sheltered Annuities.”)

Withdrawal Charge

We do not deduct any sales charge from your Purchase Payments when they are made. However, we may impose a withdrawal charge (known as a “contingent deferred sales charge”) on certain amounts you withdraw. We impose this charge primarily to defray some of our expenses related to the sale of the Contracts, such as commissions we pay to agents, the cost of sales literature, and other promotional costs and transaction expenses.

     Free Withdrawal Amount

In each Account Year you may withdraw a portion of your Account Value -- which we call the “free withdrawal amount” -- before incurring the withdrawal charge. For any year, the free withdrawal amount is equal to the amount of all Purchase Payments made before the last 7 Account Years that you have not previously withdrawn, PLUS the greater of:

●	your Contract's earnings (defined below) during the prior Account Year; and

●	10% of the amount of all Purchase Payments you have made during the last 7 Account Years, including the current Account Year.

Any portion of the “free withdrawal amount” that you do not use in an Account Year is not cumulative; that is, it will not be carried forward or available for use in future years.

Your Contract's earnings during the prior Account Year are equal to:

●	the difference between your Account Value at the end of the prior Account Year and your Account Value at the beginning of the prior Account Year, minus

●	any Purchase Payments made during the prior Account Year, plus

●	any partial withdrawals and charges taken during the prior Account Year.

For an example of how we calculate the “free withdrawal amount,” see Appendix B.

     Order of Withdrawal

When you make a withdrawal, we consider the free withdrawal amount to be withdrawn first. We consider Purchase Payments that you have not already withdrawn (beginning with the oldest remaining Purchase Payment) to be withdrawn next. Once all Purchase Payments are withdrawn, the balance withdrawn is considered to be earnings and is not subject to a withdrawal charge.

     Calculation of Withdrawal Charge

We calculate the amount of the withdrawal charge by multiplying the Purchase Payments you withdraw by a percentage. The percentage varies according to the number of Account Years the Purchase Payment has been held in your Account, including the Account Year in which you made the Payment, but not the Account Year in which you withdraw it. Each Payment begins a new 7-year period and moves down the declining surrender charge scale as shown below at each Account Anniversary. Payments received during the current Account Year will be charged 8%, if withdrawn. On your next scheduled Account Anniversary, that Payment, along with any other Payments made during that Account Year, will be considered to be in their second Account Year and will have an 8% withdrawal charge. On the next Account Anniversary, these Payments will move into their third Account Year and will have a withdrawal charge of 7%, if withdrawn. This withdrawal charge decreases according to the number of Account Years the Purchase Payment has been held in your Account.  The Withdrawal Charge scale is as follows:

Number of Account Years Payment Has Been In Your Account	Withdrawal Charge
0-1	8%
1-2	8%
2-3	7%
3-4	6%
4-5	5%
5-6	4%
6-7	3%
7 or more	0%

For example, the percentage applicable to withdrawals of a Payment that has been in an Account for more than 2 Account Years but less than 3 will be 7% regardless of the issue date of the Contract.

The withdrawal charge will never be greater than 8% of the aggregate amount of Purchase Payments you make under your Contract.

For a Group Contract, we may modify the withdrawal charges and limits, upon notice to the Owner of the Group Contract. However, any modification will apply only to Accounts established after the date of the modification.

For additional examples of how we calculate withdrawal charges, see Appendix B.

Types of Withdrawals not Subject to Withdrawal Charge

     Nursing Home Waiver

If approved by your state, we will waive the withdrawal charge for a full withdrawal if:

●	at least one year has passed since your Issue Date;

●	you are confined to an eligible nursing home and have been confined there for at least the preceding 180 days, or any shorter period required by your state; and

●	your confinement to an eligible nursing home began after your Issue Date.

An “eligible nursing home” means a licensed hospital or licensed skilled or intermediate care nursing facility at which medical treatment is available on a daily basis and daily medical records are kept for each patient. You must provide us with evidence of confinement in the form we determine.

     Minimum Distributions

For each Qualified Contract, the free withdrawal amount in any Account Year will be the greater of the free withdrawal amount described above or any amounts required to be withdrawn to comply with the minimum distribution requirement of the Internal Revenue Code. This waiver of the withdrawal charge applies only to the portion of the required minimum distribution attributable to that Qualified Contract.

     Other Withdrawals

We do not impose the withdrawal charge on amounts you apply to provide an annuity, amounts withdrawn from a Non-Qualified Contract as part of our non-qualified stretch program, amounts we pay as a death benefit, except under the Cash Surrender method, or amounts you transfer among the Sub-Accounts, between the Sub-Accounts and the Fixed Account, or within the Fixed Account.

Market Value Adjustment

If permitted under the laws of your state, we will apply a Market Value Adjustment if you withdraw or transfer amounts from your Fixed Account Value more than 30 days before the end of the applicable Guarantee Period. For this purpose, using Fixed Account Value to provide an annuity is considered a withdrawal, and the Market Value Adjustment will apply. However, we will not apply the Market Value Adjustment to automatic transfers to a Sub-Account from a Guarantee Period as part of our dollar-cost averaging program.

We apply the Market Value Adjustment separately to each Guarantee Amount in the Fixed Account, that is to each separate allocation you have made to a Guarantee Period together with interest credited on that allocation. However, we do not apply the adjustment to the amount of interest credited during your current Account Year. Any withdrawal from a Guarantee Amount is attributed first to such interest.

A Market Value Adjustment may decrease, increase or have no effect on your Account Value. This will depend on changes in interest rates since you made your allocation to the Guarantee Period and the length of time remaining in the Guarantee Period. In general, if the Guaranteed Interest Rate we currently declare for Guarantee Periods equal to the balance of your Guarantee Period (or your entire Guarantee Period for Guarantee Periods of less than one year) is higher than your Guaranteed Interest Rate, the Market Value Adjustment is likely to decrease your Account Value. If our current Guaranteed Interest Rate is lower, the Market Value Adjustment is likely to increase your Account Value.

We determine the amount of the Market Value Adjustment by multiplying the amount that is subject to the adjustment by the following formula:

(1 + I	)	N/12	- 1
1 + J + b

where:

I	is the Guaranteed Interest Rate applicable to the Guarantee Amount from which you withdraw, transfer or annuitize;

J
is the Guaranteed Interest Rate we declare at the time of your withdrawal, transfer or annuitization for Guarantee Periods equal to the length of time remaining in the Guarantee Period applicable to your Guarantee Amount, rounded to the next higher number of complete years, for Guarantee Periods of one year or more. For any Guarantee Periods of less than one year, J is the Guaranteed Interest Rate we declare at the time of your withdrawal, transfer or annuitization for a Guarantee Period of the same length as your Guarantee Period. If, at that time, we do not offer the applicable Guarantee Period we will use an interest rate determined by straight-line interpolation of the Guaranteed Interest Rates for the Guarantee Periods we do offer;

N	is the number of complete months remaining in your Guarantee Period; and

b
is a factor that currently is 0%, but that in the future we may increase to up to 0.25%. Any increase would be applicable only to Participants who purchase their Contracts after the date of that increase. The “b” factor is the amount that will be used to cover market volatility (i.e., credit risk), basis risk, and/or liquidity costs.

We will apply the Market Value Adjustment to the amount being withdrawn after deduction of any Account Fee, if applicable, but before we impose any withdrawal charge on the amount withdrawn.

For examples of how we calculate the Market Value Adjustment, see Appendix B.

CONTRACT CHARGES

Account Fee

During the Accumulation Phase of your Contract, we will deduct from your Account an annual Account Fee of $50 to help cover the administrative expenses we incur related to the issuance of Contracts and the maintenance of Accounts. We deduct the Account Fee on each Account Anniversary. We deduct the Account Fee pro rata from each Sub-Account and each Guarantee Period, based on the allocation of your Account Value on your Account Anniversary.

We will not charge the Account Fee if:

●	your Account Value has been allocated only to the Fixed Account during the applicable Account Year; or

●	your Account Value is $100,000 or more on your Account Anniversary.

If you make a full withdrawal of your Account, we will deduct the full amount of the Account Fee at the time of the withdrawal. In addition, on the Annuity Commencement Date we will deduct a pro rata portion of the Account Fee to reflect the time elapsed between the last Account Anniversary and the day before the Annuity Commencement Date.

After the Annuity Commencement Date, we will deduct an annual Account Fee of $50 in the aggregate in equal amounts from each Variable Annuity payment we make during the year. We do not deduct any Account Fee from Fixed Annuity payments.

Administrative Expense Charge and Distribution Fee

We deduct an administrative expense charge from the assets of the Variable Account at an annual effective rate equal to 0.15% of your average daily Variable Account Value during both the Accumulation Phase and the Income Phase. This charge is designed to reimburse us for expenses we incur in administering the Contracts, Participant Accounts and the Variable Account that are not covered by the annual Account Fee.

We also deduct a distribution fee from the assets of the Variable Account at an effective annual rate equal to 0.15% of your average daily Variable Account Value during both the Accumulation Phase and the Income Phase. This charge is designed to reimburse us for the expenses associated with distributing and issuing the Contracts.

Depending on the amount of expenses that we incur, we expect that we may earn a profit from these charges. If so, we may use the profit for any proper corporate purpose, including paying any other expenses in connection with the Contracts or adding to our corporate surplus.

Mortality and Expense Risk Charge

During the Accumulation Phase, we deduct a mortality and expense risk charge from the assets of the Variable Account at an effective annual rate equal to 1.40% of your average daily Variable Account Value. We assume numerous mortality and expense risks under the Contracts. These risks include, but are not limited to, (1) the risk that arises from our contractual obligation to continue to make annuity payments to each Annuitant, regardless of how long the Annuitant lives and regardless of how long all Annuitants as a group live; (2) the risk that arises from our contractual obligation to pay a death benefit upon the death of the Participant prior to the Annuity Commencement Date, including in cases where the death benefit is greater than a Contract's Account Value; (3) the risk that our cost of providing benefits according to the terms of any optional death benefit riders and any optional living benefit riders will exceed the amount of the charges we deduct for those riders; and (4) the risk that the annual Account Fee, the administrative expense charge, and the distribution fee we assess under the Contract may be insufficient to cover the actual total administrative expenses we incur. If the amount of the charge is insufficient to cover our costs resulting from these and other mortality and expense risks, we will bear the loss. If, as we expect, the amount of the charge is more than sufficient to cover such costs, we will make a profit on the charge. We expect to make a profit on the excess expense charge associated with the Purchase Payment Interest. We may use this profit for any proper corporate purpose, including the payment of marketing and distribution expenses for the Contract. In setting the rate of this charge, we not only consider our expected mortality and expense risks, but also our objective to earn a profit from the Contracts, after all of the costs, expenses, credits, and benefits we expect to pay in connection with the Contracts.

For Contracts purchased prior to March 5, 2007, the rate of the mortality and expense risk charge is 1.60% (rather than 1.40%), if you were age 76 or older on the Contract's Open Date. Also, during the Income Phase of a Contract, the total insurance charges are at an annual rate of 1.70% of the average daily net value of the Contract invested in the Variable Account, regardless of your age on the Open Date.

Charges for Optional Benefits

You may only elect one of the currently available optional living benefits. If you elect an optional living benefit, we will deduct a charge from your Account Value on the last valuation day of each Account Quarter during the Accumulation Phase. The maximum amount of the charge depends upon the benefit you elect as shown in the following chart. (The chart shows the charges for the forms of optional living benefits that are currently being offered. For more information about these charges, as well as the charges for forms of optional living benefits that are no longer being offered but remain in force under currently outstanding Contracts, please see “FEES AND EXPENSES.”)

Living Benefits Currently Available	Maximum Charge per Account Year

Retirement Income Escalator II	1.15% of the highest Withdrawal Benefit Base during the Account Year[1]
Income ON Demand II Escalator	1.15% of highest Fee Base during Account Year[2]
Retirement Asset Protector	0.75% of highest Retirement Asset Protector Benefit Base during Account Year[3]

[1] The Withdrawal Benefit Base is initially equal to your initial Purchase Payment, and thereafter is subject to certain adjustments.

[2] The Fee Base is initially equal to your initial Purchase Payment, and thereafter is subject to certain adjustments.

[3] The Retirement Asset Protector Benefit Base is initially equal to your initial Purchase Payment, and thereafter is subject to certain adjustments.

If you elect an optional death benefit rider, we will deduct, during the Accumulation Phase, a charge based on your average daily Variable Account Value depending upon which of the optional death benefit rider(s) you elect. The effective annual percentage rates of these charges are set out below.

Rider(s) You Elect*	% of Variable Account Value
Maximum Anniversary Account Value	0.20%
5% Premium Roll-Up	0.20%
Earnings Enhancement Benefit Premier	0.25%
Earnings Enhancement Benefit Premier with MAV	0.40%
Earnings Enhancement Benefit Premier with 5% Roll-Up	0.40%
Earnings Enhancement Benefit Premier Plus	0.40%
                                      *As defined under “Optional Death Benefits.”

Premium Taxes

Some states and local jurisdictions impose a premium tax on us that is equal to a specified percentage of the Purchase Payments you make. In many states there is no premium tax. We believe that the amounts of applicable premium taxes currently range from 0% to 3.5%. You should consult a qualified tax professional to find out if your state imposes a premium tax and the amount of any tax.

In order to reimburse us for the premium tax we may pay on Purchase Payments, our policy is to deduct the amount of such taxes from the amount you apply to provide an annuity at the time of annuitization. However, we reserve the right to deduct the amount of any applicable tax from your Account at any time, including at the time you make a Purchase Payment or make a full or partial withdrawal. We do not make any profit on the deductions we make to reimburse premium taxes.

Fund Expenses

There are fees and charges deducted from each Fund. These fees and expenses are described in the Fund prospectuses and related Statements of Additional Information.

Modification in the Case of Group Contracts

For Group Contracts, we may modify the annual Account Fee, the administrative expense charge and the mortality and expense risk charge upon notice to Participants. However, such modification will apply only with respect to Participant Accounts established after the effective date of the modification.

OPTIONAL LIVING BENEFIT RIDER: RETIREMENT INCOME ESCALATORSM II

If you purchased your Contract prior to February 17, 2009, and elected to participate in Retirement Income Escalator II (“RIE II”), your Lifetime Withdrawal Percentage (defined below) will be different from the Lifetime Withdrawal Percentage available on Contracts currently being issued.  (See “Determining Your Annual Withdrawal Amount,” “Step-Up Under RIE II,” and “Joint-Life Coverage.”)  In addition, unless you “step-up” as described under “Step-up Under RIE II,” the fee charged for your RIE II will be lower than the fee charged on Contracts purchased on or after February 17, 2009.  (See “Cost of RIE II.”)

On or before the Issue Date, you may elect to participate in RIE II. RIE II provides an annual income guarantee for life.  Your income amount will not decrease, provided that your withdrawals do not exceed the guaranteed amount in any year.  In general, the longer you wait for your first withdrawal under RIE II, the larger the guaranteed Annual Withdrawal Amount. To describe how RIE II works, we use the following definitions:

Annual Withdrawal Amount:
The total guaranteed amount available for withdrawal each Account Year during your life, provided that you comply with certain conditions.  The Annual Withdrawal Amount is equal to your current Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. (You should be aware that certain actions you take could significantly reduce the amount of your Annual Withdrawal Amount.)

Designated Funds:	The limited investment options you can choose if you are participating in a living benefit.

Early Withdrawal:	Any withdrawal taken prior to your RIE II Coverage Date.

Excess Withdrawal:	Any withdrawal taken after your RIE II Coverage Date that exceeds your Annual Withdrawal Amount (or your Required Minimum Distribution Amount, if greater).

Lifetime Withdrawal Percentage:	The percentage used to calculate your Annual Withdrawal Amount.

RIE II Bonus Base:
The amount on which bonuses are calculated.  The RIE II Bonus Base is equal to the sum of your Purchase Payments, increased by any “step-ups” (described below) and reduced proportionately by any withdrawal taken prior to your RIE II Coverage Date or any Excess Withdrawals (see “Excess Withdrawals” under “Withdrawals Under RIE II”).

RIE II Bonus Period:
A ten-year period commencing on the Issue Date and ending on your tenth Account Anniversary. If you “step up” RIE II (described below) during the RIE II Bonus Period, the RIE II Bonus Period is extended to ten years from the date of the step-up.

RIE II Coverage Date:	Your Issue Date if you are at least age 59 at issue; otherwise, the first Account Anniversary after you attain age 59.

Withdrawal Benefit Base:	The amount used to calculate (1) your Annual Withdrawal Amount and (2) your cost for RIE II.

You and Your:
The terms “you” and “your” refer to the oldest living Participant or the surviving spouse of the oldest Participant, as described under “Death of Participant Under RIE II with Single-Life Coverage” and “Death of Participant Under RIE II with Joint-Life Coverage.” In the case of a non-natural Participant, these terms refer to the oldest living annuitant.

RIE II may not be appropriate for all investors. Before purchasing RIE II, you should carefully consider the following:

RIE II may be appropriate for you if you are an investor who:

●	wants an opportunity for annual income to increase as you grow older.
●	wants a guaranteed stream of income for life without annuitizing, beginning on or after your RIE II Coverage Date.
●	wants the option of joint-life coverage.
●	can defer withdrawals during your early Account Years to increase your benefit in later years.

RIE II may be inappropriate for you if you are an investor who:

●	anticipates the need for Excess Withdrawals or Early Withdrawals.
●	wants to invest in funds other than a Designated Fund.

RIE II is inappropriate if you are an investor who:
●	is actively invested in contributory plans, because RIE II prohibits any Purchase Payments after the first Account Anniversary.

You may combine RIE II with any optional death benefit rider other than the EEB Premier Plus rider. Upon annuitization, RIE II and any elected optional death benefit rider automatically terminate.

You may elect to participate in RIE II, provided that:

●	the rider is available for sale both in the state where the Contract is sold and in the state where you reside;

●
neither the oldest Participant nor the oldest Annuitant has attained age 86 on or before the date we receive your application (in the case of a non-natural Participant, the oldest Annuitant has not attained age 86 on or before that date);

●	you limit the allocation of your Purchase Payments and Account Value to the Designated Funds that we make available with RIE II;

●	you do not elect the EEB Premier Plus Optional Death Benefit rider; and

●	you do not elect any other optional living benefit rider available under your Contract.

RIE II allows you to withdraw a guaranteed amount of money each year, beginning on your RIE II Coverage Date, until the death of any Participant if single-life coverage is elected (or until the death of both the Participant and the Participant's spouse if joint-life coverage is elected). Your right to take withdrawals under RIE II continues regardless of the investment performance of the Designated Funds, provided that you comply with certain requirements. After your RIE II Coverage Date, the amount you can withdraw, in any one year, can be up to 7% of your Withdrawal Benefit Base, depending upon your age (or the younger spouse's age in case of joint-life coverage) on the date of your first withdrawal.

In addition, if you make no withdrawals in an Account Year during your RIE II Bonus Period, we will increase your Withdrawal Benefit Base by an amount equal to 7% of your RIE II Bonus Base.  The RIE II Bonus Period is a 10-year period commencing on your Issue Date.  The period will be extended for an additional 10 years commencing on each step-up of the Withdrawal Benefit Base (see “Step-Up Under RIE II”), provided that the step-up occurs during the RIE II Bonus Period.

If you are participating in RIE II, you may not make Purchase Payments after the first year following your Issue Date.  After the first Account Anniversary, any Purchase Payments submitted by a Participant while participating in RIE II will be returned to the Participant, unless the Participant instructs us to terminate participation in RIE II.

To participate in RIE II, all of your Account Value must be invested in one or more of the Designated Funds at all times during the term of RIE II. (The “term” of RIE II is for life, unless your Withdrawal Benefit Base is reduced to zero or RIE II is terminated or cancelled as described under “Cancellation of RIE II,” “Depleting Your Account Value,” and “Annuitization Under RIE II.”) The only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as Designated Funds are listed in the section entitled “Designated Funds.”

Under RIE II, you have the option of choosing between single-life coverage and joint-life coverage. These options are described in greater detail under “Joint-Life Coverage,” “Death of Participant Under RIE II with Single-Life Coverage,” and “Death of Participant Under RIE II with Joint-Life Coverage.”

Determining Your Withdrawal Benefit Base

On the Issue Date, we set your Withdrawal Benefit Base equal to your initial Purchase Payment. Thereafter, your Withdrawal Benefit Base is:

●	increased by any applicable bonuses;

●	increased by any step-ups as described under “Step-Up Under RIE II”;

●	increased by any subsequent Purchase Payments you make during the first year following the Issue Date.

●	decreased following any Early Withdrawals you take as described under “Early Withdrawals”; and

●	decreased following any Excess Withdrawals you take as described under “Excess Withdrawals”.

Determining Your Annual Withdrawal Amount

Your Annual Withdrawal Amount is first determined when you make your first withdrawal after your RIE II Coverage Date and then on each subsequent Account Anniversary. Your Annual Withdrawal Amount is equal to your Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage.  The Lifetime Withdrawal Percentage depends upon your age at the time you make your first withdrawal after your RIE II Coverage Date as shown in the tables below.  If you purchased your Contract on or after February 17, 2009, your Lifetime Withdrawal Percentage is determined, as follows:

Your Age on the Date of the First Withdrawal After Your RIE II Coverage Date*	Lifetime Withdrawal Percentage

59 - 64	4%
65 - 74	5%
75 - 79	6%
80 or older	7%
                                  *If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage.”

If you purchased your Contract prior to February 17, 2009, your Lifetime Withdrawal Percentage is determined, as follows:

Your Age on the Date of the First Withdrawal After Your RIE II Coverage Date*	Lifetime Withdrawal Percentage

59 - 69	5%
70 - 79	6%
80 or older	7%
                                   *If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage.”

Your Lifetime Withdrawal Percentage will only increase if your age at the time of step-up coincides with a higher percentage as shown in the table above.  (See “Step-Up Under RIE II.”).  An increase in the Lifetime Withdrawal Percentage will increase your Annual Withdrawal Amount.

Your Annual Withdrawal Amount equals your Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. If your Withdrawal Benefit Base changes after your Annual Withdrawal Amount is determined, your Annual Withdrawal Amount will also change.  The new Annual Withdrawal Amount will be effective on the next Account Anniversary and, at that time, will reflect any increases caused by a step-up or a bonus that took place during the prior Account Year and any decreases caused by Excess Withdrawals (described below) that were taken during the prior Account Year. The new Annual Withdrawal Amount will be in effect for all subsequent Account Years, unless and until there is a further change in your Withdrawal Benefit Base.

How RIE II Works

Each Account Year, beginning on your RIE II Coverage Date, you can take withdrawals totaling up to the amount of your Annual Withdrawal Amount, subject to the terms and conditions discussed below.  Even if your Account Value is reduced to zero, as long as your Withdrawal Benefit Base is greater than zero, you can withdraw up to your Annual Withdrawal Amount every year of your life unless you choose to cancel RIE II.

If you defer taking any withdrawals in an Account Year during the RIE II Bonus Period, your Withdrawal Benefit Base will be increased by an amount equal to 7% of your RIE II Bonus Base. However, if this amount is less than the amount you will receive under a step-up, the Withdrawal Benefit Base will instead be increased by the step-up amount. If you do take a withdrawal, you are still eligible for step-up. (See “Step-Up under RIE II.”) In this way, if you defer taking withdrawals during your early Account Years, you will be able to take larger withdrawals in later Account Years. Your Annual Withdrawal Amount is not, however, cumulative:  any unused portion of your Annual Withdrawal Amount in any Account Year cannot be applied to a future year.

Note that the timing and amount of your withdrawals may significantly decrease your total benefits under RIE II, as described further under “Withdrawals Under RIE II.”  Note also that investing in any Fund, other than a Designated Fund, will cancel RIE II, as described under “Cancellation of RIE II.”

Here is an example of how RIE II works.  This example assumes that your Contract was purchased on or after February 17, 2009.

Assume that you are age 65 when your Contract is issued with an initial Purchase Payment of $100,000 and that you elected to participate in RIE II with single-life coverage. (If you selected joint-life coverage the numbers shown in the example could be different.)  Your Withdrawal Benefit Base and your RIE II Bonus Base are each set equal to your initial Purchase Payment on your Issue Date.  Because you reached age 59 prior to your Issue Date, your RIE II Coverage Date is your Issue Date.  You can begin at any time to withdraw up to your Annual Withdrawal Amount each Account Year without reducing your Withdrawal Benefit Base.  During the RIE II Bonus Period, your Withdrawal Benefit Base will increase by 7% of your RIE II Bonus Base each Account Year in which you do not take a withdrawal.  (For convenience, assume that the investment performance on your underlying investments remains neutral throughout the life of your Contract, except for Account Year 2.)

Assume that, because of good investment performance of the Designated Funds during Account Year 2, your Account Value has grown to $125,000 on your second Account Anniversary.  Your Contract is, therefore, eligible for an automatic step-up of its Withdrawal Benefit Base and RIE II Bonus Base.  Assume that we have not increased the percentage used to calculate the RIE II Fee on newly issued Contracts; therefore we will step up your Withdrawal Benefit Base and your RIE II Bonus Base to $125,000.  Your new Annual Withdrawal Amount will be 5% of your new Withdrawal Benefit Base, or $6,250.  Going forward, your new RIE II Bonus Base will be $125,000, unless increased by another step-up or reduced by an Excess Withdrawal, and your RIE II Bonus Period will now end on your 12th Account Anniversary (i.e., ten years after the step-up). All values shown are as of the beginning of the Account Year.

Account Year	Account Value	Withdrawal Benefit Base	RIE II Bonus Base	Annual Withdrawal Amount	Withdrawals

1	$100,000	$100,000	$100,000	$5,000	$0
2	$100,000	$107,000	$100,000	$5,350	$0
3	$125,000	$125,000	$125,000	$6,250	$0

Assume you take your first withdrawal when you are age 71 in Account Year 7.  Using the above chart, we set your Lifetime Withdrawal Percentage at 5%.  Your Annual Withdrawal Amount will be equal to 5% of your Withdrawal Benefit Base. You can begin withdrawing up to $8,000 each Account Year without reducing your Withdrawal Benefit Base, as shown in the following table:

4	$125,000	$133,750	$125,000	$6,688	$0
5	$125,000	$142,500	$125,000	$7,125	$0
6	$125,000	$151,250	$125,000	$7,563	$0
7	$125,000	$160,000	$125,000	$8,000	$8,000
8	$117,000	$160,000	$125,000	$8,000	$8,000

Assume in Account Year 9, you defer taking a withdrawal.  Your Withdrawal Benefit Base will increase by $8,750 which is 7% of your RIE II Bonus Base ($125,000). Your new Annual Withdrawal Amount will be set equal to $8,438, which is 5% of your new Withdrawal Benefit Base ($168,750), as shown below:

9	$109,000	$160,000	$125,000	$8,000	$0
10	$109,000	$168,750	$125,000	$8,438	$8,438

Assume that in Account Year 14, you again decide to defer taking a withdrawal.  Your Withdrawal Benefit Base will not be increased because you are no longer in the RIE II Bonus Period, as your RIE II Bonus Period ends 10 years after the previous step-up.

11	$100,563	$168,750	$125,000	$8,438	$8,438
12	$92,125	$168,750	$125,000	$8,438	$8,438
13	$83,688	$168,750	$125,000	$8,438	$8,438
14	$75,250	$168,750	$125,000	$8,438	$0
15	$75,250	$168,750	$125,000	$8,438	$8,438

There is no way to know for certain whether forgoing income in one or more years will increase or decrease the total income paid to the Participant over the life of the annuity.  Generally speaking, not taking income in a year will increase the Annual Withdrawal Amount during the RIE II Bonus Period due to the bonus and the potential for step-ups.  In this way, if you defer taking withdrawals during your early Account Years, you will be able to take larger withdrawals in later Account Years. Your Annual Withdrawal Amount is not, however, cumulative:  any unused portion of your Annual Withdrawal Amount in any Account Year cannot be applied to a future year.

The total lifetime payments to the Participant could be more or less depending upon investment performance over the life of the Contract and the age to which the Participant lives.  Better investment performance and a longer life span generally make it advantageous to forgo the Annual Withdrawal Amount in a limited number of years.

Withdrawals Under RIE II

     Withdrawals After the RIE II Coverage Date

Starting on your RIE II Coverage Date and continuing to your Annuity Commencement Date, you may take withdrawals totaling up to your Annual Withdrawal Amount each Account Year without reducing your Withdrawal Benefit Base.  These withdrawals will reduce your Account Value by the amount of the withdrawal, but will not change your Withdrawal Benefit Base.  These withdrawals are subject to withdrawal charges only to the extent they are in excess of the greatest of:

●	the free withdrawal amount permitted under your Contract (discussed under “Free Withdrawal Amount” under “Withdrawal Charges”);

●	your Yearly Required Minimum Distribution Amount (subject to conditions discussed under “Tax Issues Under Optional Living Benefits”); and

●	your Annual Withdrawal Amount.

The previous example shows withdrawals taken after your RIE II Coverage Date.  Because they do not exceed your Annual Withdrawal Amount (or your Required Minimum Distribution amount, if higher), the withdrawals do not reduce your Withdrawal Benefit Base or your Annual Withdrawal Amount.  The withdrawals in the above example are not subject to any withdrawal charges because they do not exceed any of the following:

●	your free withdrawal amount permitted under this Contract,
●	your Required Minimum Distribution Amount, or
●	your Annual Withdrawal Amount.

If a withdrawal exceeds the greatest of these amounts, then the withdrawal would be subject to withdrawal charges.

     Excess Withdrawals

If you take an Excess Withdrawal, your RIE II Bonus Base and your Withdrawal Benefit Base will be reduced according to the following formulae:

Your new RIE II Bonus Base =	BB x	(	AV - WD	)
AV - AWA

Your new Withdrawal Benefit Base =	WBB x	(	AV - WD	)
AV - AWA

Where:
	BB =	Your RIE II Bonus Base immediately prior to the Excess Withdrawal.

	WBB =	Your Withdrawal Benefit Base immediately prior to the Excess Withdrawal.

	WD =	The amount of the Excess Withdrawal.

	AV =	Your Account Value immediately prior to the Excess Withdrawal.

	AWA =	Your Annual Withdrawal Amount minus any prior partial withdrawals taken during the current Account Year.

Using the facts of the above example, assume that in Account Year 7, you take two withdrawals: a $4,000 withdrawal followed by a $6,000 withdrawal.  Your first withdrawal reduces your Account Value to $121,000 but does not affect your RIE II Bonus Base or Withdrawal Benefit Base because it is not in excess of your Annual Withdrawal Amount. Your second withdrawal (when combined with the first) is in excess of your $8,000 Annual Withdrawal Amount.  After your second withdrawal, your RIE II Bonus Base and your Withdrawal Benefit Base will be reduced as follows:

Your new RIE II Bonus Base	=	$125,000	x	$121,000 – $6,000
				$121,000 – ($8,000 – $4,000)

	=	$125,000	x	$115,000
				$117,000

	=	$125,000	x	0.98291

	=	$122,863

Your new Withdrawal Benefit Base	=	$160,000	x	$121,000 – $6,000
				$121,000 – ($8,000 – $4,000)

	=	$160,000	x	$115,000
				$117,000

	=	$160,000	x	0.98291

	=	$157,265

Beginning on your Account Anniversary and going forward, your new Annual Withdrawal Amount will be reduced to 5% of your new Withdrawal Benefit Base, or $7,863.

You should be aware that, if your Account Value is less than the Withdrawal Benefit Base at the time an Excess Withdrawal is taken (as in the above example), then your Withdrawal Benefit Base and your RIE II Bonus Base will be reduced by an amount equal to or more than the excess amount withdrawn.  Thus, Excess Withdrawals taken in a down market could severely reduce your benefits under RIE II.

     Early Withdrawals

All withdrawals taken before your RIE II Coverage Date, including any “free withdrawal amounts” permitted under your Contract, will be considered Early Withdrawals and your RIE II Bonus Base and your Withdrawal Benefit Base will be reduced using the following formulae:

Your new RIE II Bonus Base	=	BB x	(	AV – WD	)
AV

Your new Withdrawal Benefit Base	=	WBB x	(	AV – WD	)
AV

Where:
	BB =	Your RIE II Bonus Base immediately prior to the Early Withdrawal.

	WBB =	Your Withdrawal Benefit Base immediately prior to the Early Withdrawal.

	WD =	The amount of the Early Withdrawal.

	AV =	Your Account Value immediately prior to the Early Withdrawal.

Assume that you are age 45 when your Contract is issued with an initial Purchase Payment of $100,000 and that you elected to participate in RIE II with single-life coverage. (If you selected joint-life coverage, the numbers shown in the example could be different.)  Your Withdrawal Benefit Base and your RIE II Bonus Base are each set equal to your initial Purchase Payment on your Issue Date.  Your Withdrawal Benefit Base will increase by 7% of your RIE II Bonus Base each year in which you do not take a withdrawal.  Your RIE II Coverage Date will not occur until your 15th Account Anniversary (the first Account Anniversary after you reach age 59).  Any withdrawals you take prior to that time will be Early Withdrawals.

Assume that because of good investment performance of the Designated Funds during Account Year 2, your Account Value has grown to $125,000 on your second Account Anniversary. Your Contract is therefore eligible for an automatic step-up of its Withdrawal Benefit Base and RIE II Bonus Base. Assume that we have not increased the percentage used to calculate the RIE II Fee on newly issued Contracts; therefore we will step-up your Withdrawal Benefit Base and your RIE II Bonus Base to $125,000.

Assume that, in your Account Year 7, you withdraw $10,000. Because you are age 51 (and younger than age 59), this is an Early Withdrawal.

Account Year	Account Value	Withdrawal Benefit Base	RIE II Bonus Base	Annual Withdrawal Amount		Withdrawals

1	$100,000	$100,000	$100,000	$0		$0
2	$100,000	$107,000	$100,000	$0		$0
3	$125,000	$125,000	$125,000	$0		$0
4	$125,000	$133,750	$125,000	$0		$0
5	$125,000	$142,500	$125,000	$0		$0
6	$125,000	$151,250	$125,000	$0		$0
7	$125,000	$160,000	$125,000	$0		$10,000

At this point, your RIE II Bonus Base and your Withdrawal Benefit Base will be recalculated as follows:

Your new RIE II Bonus Base			=	$125,000	x	$125,000 – $10,000
						$125,000

			=	$125,000	x	$115,000
						$125,000

			=	$125,000	x	0.92000

			=	$115,000

Your new Withdrawal Benefit Base			=	$160,000	x	$125,000 – $10,000
						$125,000

			=	$160,000	x	$115,000
						$125,000

			=	$160,000	x	0.92000

			=	$147,200

Your Annual Withdrawal Amount will still be $0 because you have not reached your RIE II Coverage Date.

You should be aware that Early Withdrawals could severely reduce (or even exhaust) your benefits under RIE II.

In addition to reducing your benefits under RIE II, any withdrawal before you reach age 59½ could have adverse tax consequences. You should consult a qualified tax professional for more information.

     Depleting Your Account Value

If your Account Value is reduced to zero as a result of an Excess Withdrawal or an Early Withdrawal, your Withdrawal Benefit Base and the RIE II Bonus Base will each also be reduced to zero. Therefore, your Contract, including your benefits under RIE II, will end.

If, on the other hand, your Account Value is reduced to zero through any combination of poor investment performance of the Designated Funds, Contract charges, and withdrawals other than Excess Withdrawals or Early Withdrawals, your Withdrawal Benefit Base will not be reduced. Your Contract will end, but your right to receive an annual withdrawal amount will continue.  That is to say, regardless of your age on the day the Account Value is reduced to zero, you will be entitled to receive your Annual Withdrawal Amount each year for as long as you live.

Cost of RIE II

If you elect RIE II, we will deduct a quarterly fee from your Account Value (“RIE II Fee”). The RIE II Fee will be taken as a specific deduction from your Account Value on the last valuation day of each Account Quarter. The RIE II Fee will be a percentage of your Withdrawal Benefit Base.  This percentage will equal 0.2375% of your Withdrawal Benefit Base on the last day of the Account Quarter if you elected single-life coverage (0.2875% for joint-life coverage).  The maximum RIE II Fee you can pay in any one Account Year is equal to 0.95% of the highest Withdrawal Benefit Base at any point in that Account Year if you elected single-life coverage (1.15% for joint-life coverage). We reserve the right to increase the percentage rate used to calculate the RIE II Fee on newly issued Contracts.

If you purchased your Contract prior to February 17, 2009, your cost for RIE II was initially, on an annual basis, 0.80% of the highest Withdrawal Benefit Base for single-life coverage (1.00% for joint-life coverage). Your cost for RIE II will not increase unless:

●	you decide to step-up your Withdrawal Benefit Base, as described under “Step-Up Under RIE II,” and

●	you consent in writing, at the time of step-up, to accept an increase in your RIE II Fee to 0.95% for single-life coverage (1.15% for joint-life coverage).

If you do not consent to the higher fee, the step-up will not be implemented and all subsequent step-ups will be suspended unless and until we receive your written consent to the higher fee.

Your RIE II Fee will not change during an Account Year, unless you take one of the following specific actions:

●	If you make an additional Purchase Payment during your first Account Year, you will increase your Withdrawal Benefit Base and thus your RIE II Fee.

●	If you make a withdrawal before your RIE II Coverage Date or a withdrawal in excess of your Annual Withdrawal Amount, you will decrease your Withdrawal Benefit Base and thus your RIE II Fee.

However, on each Account Anniversary, we determine whether favorable investment performance of the Designated Funds may cause the Withdrawal Benefit Base to increase as described under “Step-Up Under RIE II.”  If your Withdrawal Benefit Base increases because of favorable investment performance, your RIE II fee will also increase because it is recalculated on each Account Anniversary based upon your highest Withdrawal Benefit Base during that Account Year

We will continue to deduct the RIE II Fee until you annuitize your Contract, your Account Value reduces to zero, or your RIE II is terminated or cancelled as described under “Cancellation of RIE II”.

We reserve the right to make special offers from time to time.  Specifically, we reserve the right to waive the RIE II Fee for a limited period on newly issued Contracts. The same waiver would apply to all Contracts issued while we are making the special offer.

Step-Up Under RIE II

Regardless of your age on the Issue Date, on each Account Anniversary prior to your Annuity Commencement Date, we will automatically step-up your Withdrawal Benefit Base and your RIE II Bonus Base, provided that you satisfy certain requirements. First, you must meet eligibility requirements:

●
Your Account Value must equal no more than $5,000,000. (For purposes of determining the $5,000,000 limit, we reserve the right, in our sole discretion, to aggregate your Account Value with the account values of all other variable annuity contracts you own issued by Sun Life Assurance Company of Canada (U.S.) or its affiliates.)

●
Your highest quarter-end Account Value (adjusted for subsequent Purchase Payments and withdrawals) during the most recent Account Year (“Highest Quarterly Value”) must be greater than your current Withdrawal Benefit Base (adjusted for any applicable 7% bonus increases).

Second, if you satisfy the eligibility requirements, we then consider whether market conditions have caused us to increase the percentage rate used to calculate the RIE II Fee on newly issued Contracts. If we are no longer issuing Contracts with RIE II, then the percentage rate we use to calculate your RIE II Fee will be set based upon current market conditions at that time.

●
If we have not had to increase the percentage rate as described above, the percentage rate we use to calculate your RIE II Fee will remain unchanged and we will automatically step-up your Withdrawal Benefit Base and your RIE II Bonus Base

●
If we have had to increase the percentage rate as described above, we offer you the opportunity to step-up at the higher percentage rate. In this case, your written consent is required to accept the higher percentage rate used to calculate your RIE II Fee and step-up your Withdrawal Benefit Base and RIE II Bonus Base.  If you do not consent to the step-up and higher percentage, the step-up will not be implemented and all subsequent step-ups of your Withdrawal Benefit Base and RIE II Bonus Base will also be suspended. You may thereafter submit an election form to us, however, in order to consent to the then-applicable percentage rate and thus reactivate subsequent automatic step-ups.

At the time of step-up, we will increase your Withdrawal Benefit Base and RIE II Bonus Base to an amount equal to the Highest Quarterly Value, if such amount exceeds your current Withdrawal Benefit Base (adjusted for any applicable 7% bonus increases). If the step-up occurs during the RIE II Bonus Period, your RIE II Bonus Period will renew for another 10-year period commencing at the time of step-up.

If your Lifetime Withdrawal Percentage has already been determined and your age at the time of step-up coincides with a higher percentage as shown in the table below, your Lifetime Withdrawal Percentage will increase. After the step-up, your Annual Withdrawal Amount will be your Lifetime Withdrawal Percentage multiplied by your new Withdrawal Benefit Base. If you purchased your Contract on or after February 17, 2009, your Lifetime Withdrawal Percentage is determined, based upon your age at time of step-up, as follows:

Your Age at Step-up*	Lifetime Withdrawal Percentage

59 - 64	4%
65 - 74	5%
75 - 79	6%
80 or older	7%
                                  *If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage.”

If you purchased your Contract prior to February 17, 2009, your Lifetime Withdrawal Percentage is determined, based upon your age at time of step-up, as follows:

Your Age at Step-up*	Lifetime Withdrawal Percentage

59 - 69	5%
70 - 79	6%
80 or older	7%
                                  *If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage.”

Here are examples of how step-up works under a few different circumstances.  In each of the four examples, Account Values shown are as of the last day of each Account Quarter.  Adjustments are made on the day a Purchase Payment or withdrawal is made. All four examples assume that the Contract was purchased on or after February 17, 2009.

Assume that you are 65 years old when you purchase a Contract with an initial Purchase Payment of $100,000, and that you elect to participate in RIE II with single-life coverage. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Withdrawal Benefit Base and your RIE II Bonus Base are each equal to your initial Purchase Payment. Your Annual Withdrawal Amount is $5,000 (5% of your Withdrawal Benefit Base).

The Account Values on each of your four Account Quarters are $113,000, $108,000, $90,000, and $103,000, respectively.  No additional Purchase Payments are made and no withdrawals are taken, so no adjustments to these values are necessary.  The highest adjusted quarterly value is $113,000.  Your new Withdrawal Benefit Base is set to equal to $113,000 since that amount exceeds your previous Withdrawal Benefit Base increased by 7% of your RIE II Bonus Base ($100,000 + $7,000).

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Withdrawal Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	n/a	$113,000	$100,000
End of Second Quarter	$108,000	n/a	$108,000	$100,000
End of Third Quarter	$90,000	n/a	$90,000	$100,000
End of Fourth Quarter (before step-up)	$103,000	n/a	$103,000	$100,000
Highest Quarterly Value (after adjustments)			$113,000

Step-up comparison	Is $113,000 greater than $100,000 + $7,000? Yes, so step-up.

On the Account Anniversary (after step-up)
New Withdrawal Benefit Base =	$113,000	Highest Quarterly Value (after adjustments)
New Annual Withdrawal Amount =	$5,650	$113,000 x 5%
New RIE II Bonus Base =	$113,000

Please note: The end of the fourth Account Quarter and the Account Anniversary are the same day. We only make the distinction to separate values before and after step-up.

If you make an additional Purchase Payment during your first Account Year, your Account Value, your Withdrawal Benefit Base, and your RIE II Bonus Base are each immediately increased by the amount of the additional Purchase Payment.

Here is an example of how an additional Purchase Payment of $50,000 made in the first Account Quarter would affect your step-up:

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Withdrawal Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	$50,000	$163,000	$100,000
$50,000 Purchase Payment	$163,000	n/a	n/a	$150,000
End of Second Quarter	$158,000	n/a	$158,000	$150,000
End of Third Quarter	$140,000	n/a	$140,000	$150,000
End of Fourth Quarter (before step-up)	$153,000	n/a	$153,000	$150,000
Highest Quarterly Value (after adjustments)			$163,000

Step-up comparison	Is $163,000 greater than $150,000 + $10,500? Yes, so step-up.

On the Account Anniversary (after step-up)
New Withdrawal Benefit Base =	$163,000	Highest Quarterly Value (after adjustments)
New Annual Withdrawal Amount =	$8,150	$163,000 x 5%
New RIE II Bonus Base =	$163,000

Please note: Since the additional Purchase Payment occurred after the first Account Quarter, the first Account Quarter value was adjusted.

Here is an example of how a $4,000 withdrawal taken in the second Account Quarter would affect your step-up:

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Withdrawal Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	- $4,000	$109,000	$100,000
$4,000 withdrawal	$109,000	n/a	n/a	$100,000
End of Second Quarter	$104,000	n/a	$104,000	$100,000
End of Third Quarter	$86,000	n/a	$86,000	$100,000
End of Fourth Quarter (before step-up)	$99,000	n/a	$99,000	$100,000
Highest Quarterly Value (after adjustments)			$109,000

Step-up comparison	Is $109,000 greater than $100,000 + $0 (no bonus since withdrawal taken)? Yes, so step-up.

On the Account Anniversary (after step-up)
New Withdrawal Benefit Base =	$109,000	Highest Quarterly Value (after adjustments)
New Annual Withdrawal Amount =	$5,450	$109,000 x 5%
New RIE II Bonus Base =	$109,000

Please note: Since the withdrawal occurred after the first Account Quarter, the first Account Quarter value was adjusted.

Assume instead you take a $40,000 withdrawal in the second Account Quarter at a point when the Account Value equaled $99,000 immediately before the withdrawal.  Since this withdrawal exceeds your Annual Withdrawal Amount, it is considered an Excess Withdrawal.  The Excess Withdrawal reduces your Withdrawal Benefit Base and your RIE II Bonus Base as described under “Excess Withdrawals.”  All previous quarter-end Account Values are first reduced by the Annual Withdrawal Amount less any prior withdrawals taken in that Account Year and then adjusted in the same proportion that the Withdrawal Benefit Base was adjusted after the Excess Withdrawal. (See the two-step calculation shown in the box below the following example.)

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Withdrawal Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	- $45,213	$67, 787	$100,000
$40,000 withdrawal	$59,000	n/a	n/a	$62,766
End of Second Quarter	$68,000	n/a	$68,000	$62,766
End of Third Quarter	$50,000	n/a	$50,000	$62,766
End of Fourth Quarter (before step-up)	$63,000	n/a	$63,000	$62,766
Highest Quarterly Value (after adjustments)			$68,000

Step-up comparison	Is $68,000 greater than $62,766 + $0 (no bonus since withdrawal taken)? Yes, so step-up.

On the Account Anniversary (after step-up)
New Withdrawal Benefit Base =	$68,000	Highest Quarterly Value (after adjustments)
New Annual Withdrawal Amount =	$3,400	$68,000 x 5%
New RIE II Bonus Base =	$68,000

(1)	Reduce the end of First Quarter Account Value by the Annual Withdrawal Amount less any prior withdrawals taken in that Account Year	=	$113,000	–	$5,000	= $108,000

(2)	Adjust the Account Value for the first Account Quarter	=	$108,000 x		($99,000 – $40,000)	= $67,787
					$99,000 – $5,000

	The total adjustment	=	$113,000	–	$67,787	= $45,213

All of the above examples assume that you are age 65 at issue, so your Lifetime Withdrawal Percentage is 5%. Assume instead you are age 74 at issue and have attained age 75 on your first Account Anniversary.  Follow the first example where no withdrawals were taken and no additional Purchase Payments were made.  When your Withdrawal Benefit Base steps-up to $113,000, your new Lifetime Withdrawal Percentage is 6% since you had attained age 75 by your first Account Anniversary.  Your Annual Withdrawal Amount is now $6,780.

Joint-Life Coverage

On the Issue Date, you have the option of electing RIE II with single-life coverage or, for a higher RIE II Fee, with joint-life coverage. Once you make the election, you cannot switch between joint-life and single-life coverage, regardless of any change in life events. Joint-life coverage is not available if you are unmarried on the Issue Date.

Joint-life coverage can be elected on an individually-owned Contract or on a co-owned Contract. On an individually-owned Contract, joint-life coverage is available only if your spouse is the sole primary beneficiary on the Issue Date and remains the sole primary beneficiary while RIE II is in effect.  On a co-owned Contract, joint-life coverage is available only if you and your spouse are the only co-owners on the Issue Date and remain so while RIE II is in effect. Whereas single-life coverage provides annual withdrawals under RIE II only until any Participant dies, joint-life coverage provides annual withdrawals under RIE II for as long as either you or your spouse is alive.  (Note, however, upon the death of a spouse, the Contract, including RIE II, ends.  To take annual withdrawals under RIE II’s joint-life feature after the death of a spouse, the surviving spouse must first elect to continue the Contract through the “Spousal Continuance” provision.)  See also “Death of Participant Under RIE II with Joint-Life Coverage.”

If you have elected joint-life coverage, the RIE II Coverage Date will be your Issue Date if the younger spouse is at least age 59 on the Issue Date, and will be the first Account Anniversary after the younger spouse attains (or would have attained) age 59 if the younger spouse is less than age 59 on the Issue Date. (For purposes of joint-life coverage, the younger spouse refers to the person who was the younger spouse on the Issue Date, even if that person has died or is no longer married to the person who was his or her spouse on the Issue Date.)  Thus, Early Withdrawals will be determined based upon this definition of your RIE II Coverage Date.  Your Lifetime Withdrawal Percentage will be determined based on the age that the younger spouse is (or would have been) on the date of the first withdrawal under the Contract after the RIE II Coverage Date, as shown in the tables below.  If you purchased your Contract on or after February 17, 2009, your Lifetime Withdrawal Percentage is determined, as follows:

Age of Younger Spouse on Date of the First Withdrawal After Your RIE II Coverage Date	Lifetime Withdrawal Percentage

59 - 64	4%
65 - 74	5%
75 - 79	6%
80 or older	7%

If you purchased your Contract prior to February 17, 2009, your Lifetime Withdrawal Percentage is determined, as follows:

Age Younger Spouse on Date of First Withdrawal After Your RIE II Coverage Date	Lifetime Withdrawal Percentage

59 - 69	5%
70 - 79	6%
80 or older	7%

Your Annual Withdrawal Amount equals your Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. Once your Annual Withdrawal Amount is calculated, the Lifetime Withdrawal Percentage will not change except if a step-up occurs as described under “Step-Up Under RIE II.” The Lifetime Withdrawal Percentage will then be reset, if higher, to the percentage for then attained age of the younger spouse.

The two spouses on the Issue Date are the only two people covered under the joint-life feature.  If a Participant remarries, the new spouse is not covered under the joint-life feature.  Therefore, if the spouse on the Issue Date is no longer your spouse, RIE II benefits continue for your life and, when you die, annual withdrawals are no longer available.  Note that, when you elect joint-life coverage, you also elect the higher joint-life fee.  That fee will not change as long as RIE II is in effect, regardless of any change in life events.

If one spouse is significantly younger than the other spouse, you should carefully consider whether joint-life coverage is an appropriate choice in light of the possibility of a longer waiting period before withdrawals under RIE II can be made and in light of the higher fee for joint-life coverage.

Joint-life coverage may not be available on all Contracts.

Cancellation of RIE II

Should you decide that RIE II is no longer appropriate for you, you may cancel RIE II at any time.  Upon cancellation, all benefits and charges under RIE II shall cease. Once cancelled, RIE II cannot be reinstated.

Although transfers among the Designated Funds are permitted as described under “Transfer Privilege,” RIE II will be cancelled automatically:

●	if any Purchase Payment is allocated to an investment option other than a Designated Fund; or

●	if any portion of Account Value maintained in a Designated Fund is transferred into an investment option other than a Designated Fund.

RIE II will also be cancelled for any of the following:

●	upon a termination of the Contract;
●	upon annuitization*; or
●	your Withdrawal Benefit Base is reduced to zero as a result of Early or Excess Withdrawals.

*Note that the maximum Annuity Commencement Date permitted under this Contract is the first day of the month following the Annuitant’s 95th birthday.  See “Selection of Annuity Commencement Date” under “THE INCOME PHASE – ANNUITY PROVISIONS.”

A change of ownership of the Contract may also cancel your benefits under RIE II.

Death of Participant Under RIE II with Single-Life Coverage

If you selected single-life coverage, RIE II terminates on the death of any Participant and the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract. If your surviving spouse is the sole primary Beneficiary and elects to continue the Contract, your spouse has the additional option of electing to participate in a new RIE II rider on the original Contract (assuming that your surviving spouse meets certain eligibility requirements).  If the surviving spouse makes such election:

●	the new Account Value and the new Withdrawal Benefit Base will both be set equal to the Death Benefit amount;

●	the new percentage rate used to calculate the RIE II Fee will be set by us based on market conditions at the time and may be higher than the current percentage rate used to calculate the RIE II Fee;

●	the new Withdrawal Benefit Base and the new RIE II Bonus Base will each be equal to the Account Value after any Death Benefit has been credited;

●	the new Lifetime Withdrawal Percentage will be based on the age of the surviving spouse; and

●	a new RIE II Bonus Period begins.

Death of Participant Under RIE II with Joint-Life Coverage

If the surviving spouse on the Death Benefit Date was not the spouse of a Participant on the original Contract’s Issue Date, then this section does not apply, even if joint-life coverage was elected.  In such case, if a Participant dies while participating in RIE II, the provisions of the section titled “Death of Participant Under RIE II with Single-Life Coverage” will apply.

If you purchased joint-life coverage and one of the Participants dies, RIE II will continue, provided that the surviving spouse, as the sole primary beneficiary, continues the Contract.  In such case:

●	the new Account Value will be equal to the Death Benefit;

●	the RIE II Fee for the joint-life coverage option will continue for the surviving spouse as it was immediately prior to the death of the Participant;

●
the Withdrawal Benefit Base and the RIE II Bonus Base will remain unchanged until the next Account Anniversary when a step-up could apply due to an increase in Account Value (see “Step-Up Under RIE II”);

●
if withdrawals under RIE II have not yet begun, the Lifetime Withdrawal Percentage will be based on the age the younger spouse attains (or would have attained) on the date of the first withdrawal after the RIE II Coverage Date;

●	if withdrawals under RIE II have already begun, the Lifetime Withdrawal Percentage will not change; and

●	the RIE II Bonus Period will continue unchanged from the original contract.

At the death of the surviving spouse, the Contract, including RIE II, will terminate.

If you purchased joint-life coverage and the deceased Participant's surviving spouse does not continue the Contract, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Annuitization Under RIE II

Under the terms of RIE II, if your Account Value is greater than zero on your maximum Annuity Commencement Date, you may elect to:

(1)	surrender your Contract and receive your Cash Surrender Value,

(2)	annuitize your Account Value under one of the then currently available Annuity Options, or

(3)
annuitize your remaining Account Value as a single-life annuity (or a joint-life annuity, if joint-life coverage was elected at issue and is still eligible) with an annualized annuity payment of not less than your then current Annual Withdrawal Amount.

If you make no election, we will default your choice to option 3.

If your Account Value has been reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), and your Withdrawal Benefit Base is greater than zero on or before your maximum Annuity Commencement Date, you will receive your full Annual Withdrawal Amount until you die. For a more complete discussion of this, see “Depleting Your Account Value.”

Certain Tax Considerations

Certain tax considerations may be important to you in connection with a living benefit, such as RIE II. For a discussion of some of these considerations, please refer to “TAX ISSUES UNDER OPTIONAL LIVING BENEFITS” and “TAX CONSIDERATIONS - Impact of Optional Death Benefit and Optional Living Benefit Riders.”

OPTIONAL LIVING BENEFIT: Income ON Demand® II Escalator

If you purchased your Contract prior to February 17, 2009, and elected to participate in Income ON Demand II Escalator (“IOD II Escalator”), your Lifetime Income Percentage (defined below) will be different from the Lifetime Income Percentage available on Contracts currently being issued.  (See “Determining Your Annual Income Amount,” “Step-Up Under IOD II Escalator,” and “Joint-Life Coverage.”)  In addition, unless you “step-up” as described under “Step-up Under IOD II Escalator,” the fee charged for your IOD II Escalator will be lower than the fee charged on Contracts purchased on or after February 17, 2009.  (See “Cost of IOD II Escalator.”)

On or before the Issue Date, you may elect to participate in IOD II Escalator. To describe how IOD II Escalator works, we use the following definitions:

Annual Income Amount:	The amount added to your Stored Income Balance on each Account Anniversary during your Stored Income Period. It is equal to your Income Benefit Base multiplied by your Lifetime Income Percentage.

Designated Funds:	The limited investment options you can choose if you are participating in a living benefit.

Early Withdrawal:	Any withdrawal taken prior to your First Withdrawal Date.

Excess Withdrawal:	Any withdrawal taken after your First Withdrawal Date that exceeds your Stored Income Balance (or your Required Minimum Distribution Amount, if greater).

Fee Base:	The amount used to calculate your cost for IOD II Escalator.

First Withdrawal Date:	Your Issue Date if you are at least age 59 at issue, otherwise the first Account Anniversary after you attain age 59.

Income Benefit Base:	The amount used to calculate your Annual Income Amount for IOD II Escalator.

Lifetime Income Percentage:	The percentage used to calculate your Annual Income Amount.

Stored Income Balance:	The amount you may withdraw at any time after your First Withdrawal Date without reducing your benefits under IOD II Escalator.

Stored Income Period:	A period beginning on your Issue Date if you are at least age 50 at issue, otherwise the first Account Anniversary following your 50th birthday, ending on your Annuity Commencement Date.

You and Your:
The terms “you” and “your” refer to the oldest living Participant or the surviving spouse of the oldest Participant, as described under the sections entitled “Death of Participant Under IOD II Escalator with Single-Life Coverage” and “Death of Participant Under IOD II Escalator with Joint-Life Coverage.” In the case of a non-natural Participant, these terms refer to the oldest living annuitant.

IOD II Escalator may not be appropriate for all investors. Before purchasing IOD II Escalator, you should carefully consider the following:

IOD II Escalator may be appropriate if you are an investor who:

●	wants a stream of income for life beginning after the First Withdrawal Date.
●	wants an opportunity for the annual income to increase as you grow older.
●	wants the flexibility to store income for later years, rather than taking a specified percentage every year.
●	wants the option of joint-life coverage.
●	wants to start accruing benefits by storing income as early as age 50 and can wait until the First Withdrawal Date to begin receiving that income.

IOD II Escalator may be inappropriate if you are an investor who:

●	anticipates the need for Excess Withdrawals or Early Withdrawals.
●	wants to invest in funds other than a Designated Fund.
●	is significantly younger than 50 on the Issue Date, because IOD II Escalator does not begin to accrue lifetime benefits until you are age 50.

IOD II Escalator is inappropriate if you are an investor who:

●	is actively invested in contributory plans, because IOD II Escalator prohibits any Purchase Payments after the first Account Anniversary.

You may combine IOD II Escalator with any optional death benefit rider other than the EEB Premier Plus rider.  Upon annuitization, IOD II Escalator and any elected optional death benefit rider automatically terminate.

You may elect to participate in IOD II Escalator, provided that:

●	the rider is available for sale both in the state where the Contract is sold, and in the state where you reside;

●
neither the oldest Participant nor the oldest Annuitant has attained age 86 on or before the date we receive your application (in the case of a non-natural Participant, the oldest Annuitant has not attained age 86 on or before that date);

●	you limit the allocation of your Purchase Payments and Account Value to the Designated Funds that we make available with IOD II Escalator;

●	you do not elect the EEB Premier Plus Optional Death Benefit rider; and

●	you do not elect any other optional living benefit rider available under your Contract.

IOD II Escalator allows you to withdraw a guaranteed amount each year, beginning after your First Withdrawal Date, until the death of any Participant if single-life coverage is elected (or until the death of both the Participant and the Participant's spouse if joint-life coverage is elected), regardless of the investment performance of the Designated Funds, provided that you comply with certain requirements. The guaranteed annual amount you can withdraw, in any one year, can be up to 7% of your Income Benefit Base depending upon your age. Any amount that you do not withdraw in a given year will remain in the Stored Income Balance and can be used later.

If you are participating in IOD II Escalator, you may not make Purchase Payments after the first year following your Issue Date. After the first Account Anniversary, any Purchase Payments submitted by a Participant while participating in IOD II Escalator will be returned to the Participant, unless the Participant instructs us to terminate participation in IOD II Escalator.

To participate in IOD II Escalator, all of your Account Value must be invested only in Designated Funds at all times during the term of IOD II Escalator. (The term of IOD II Escalator is for life, unless your Income Benefit Base is reduced to zero or your benefits under IOD II Escalator are terminated or cancelled as described under “Cancellation of IOD II Escalator,” “Depleting Your Account Value,” and “Annuitization Under IOD II Escalator.”) The only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as Designated Funds are listed in the section entitled “Designated Funds.”

You also have the option of choosing between single-life coverage and joint-life coverage. These options are described in greater detail under “Joint-Life Coverage” and the sections entitled “Death of Participant Under IOD II Escalator with Single-Life Coverage” and “Death of Participant Under IOD II Escalator with Joint-Life Coverage.”

Determining Your Income Benefit Base

On the Issue Date, we set your Income Benefit Base equal to your initial Purchase Payment. Thereafter, your Income Benefit Base is:

●	increased on each Account Anniversary by any step-ups as described under “Step-Up Under IOD II Escalator”;

●	increased to the extent that you exercise your one-time option to use any amount of your Stored Income Balance to increase your Income Benefit Base, as described under “How IOD II Escalator Works”;

●	increased by any subsequent Purchase Payments you make during the first year following the Issue Date;

●	decreased following any Early Withdrawals you take, as described under “Early Withdrawals”; and

●	decreased following any Excess Withdrawals you take, as described under “Excess Withdrawals”.

Determining Your Annual Income Amount

Your Annual Income Amount is first determined at the beginning of your Stored Income Period and then on each subsequent Account Anniversary. Your Annual Income Amount is equal to your Income Benefit Base multiplied by your Lifetime Income Percentage. The Lifetime Income Percentage depends upon your age at the beginning of your Stored Income Period as shown in the tables below. If you purchased your Contract on or after February 17, 2009, your Lifetime Income Percentage is determined, as follows:

Your Age at the Beginning of Your Stored Income Period*	Lifetime Income Percentage

50 - 64	4%
65 - 74	5%
75 - 79	6%
80 or older	7%
                                  *If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage.”

If you purchased your Contract prior to February 17, 2009, your Lifetime Income Percentage is determined, as follows:

Your Age at the Beginning of Your Stored Income Period*	Lifetime Income Percentage

50 - 69	5%
70 - 79	6%
80 or older	7%
                                  *If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage.”

Your Lifetime Income Percentage will only increase if your age at the time of step-up coincides with a higher percentage as shown in the table above.  (See “Step-Up Under IOD II Escalator.”).  An increase in the Lifetime Income Percentage will increase your Annual Income Amount.

Your Annual Income Amount will also change with any change to your Income Benefit Base as described under “Determining Your Income Benefit Base”.

Determining Your Stored Income Balance

At the beginning of the Stored Income Period, your Stored Income Balance will equal your Annual Income Amount (your Lifetime Income Percentage multiplied by your Income Benefit Base on that Date). Thereafter, your Stored Income Balance is:

●	increased by your Lifetime Income Percentage multiplied by any subsequent Purchase Payments you make during the first year following the Issue Date;

●	increased on each Account Anniversary by your Annual Income Amount determined on that Anniversary;

●	decreased by the amount of any withdrawals you take, on or after your First Withdrawal Date, up to the amount of your Stored Income Balance;

●	decreased to $0 if you take an Excess Withdrawal;

●	decreased in proportion to the change in your Account Value if you take an Early Withdrawal; and

●	decreased by the amount you use in exercising your one-time option to increase your Income Benefit Base (described under “How IOD II Escalator Works”).

How IOD II Escalator Works

Under the terms of IOD II Escalator, you can take withdrawals up to the amount of your Stored Income Balance beginning on your First Withdrawal Date, subject to the terms and conditions discussed below. You can use all or a portion of your Stored Income Balance to effect a one-time increase of your Income Benefit Base prior to your Annuity Commencement Date. IOD II Escalator also provides the opportunity to increase your Annual Income Amount if your Lifetime Income Percentage increases as you grow older. (Your Lifetime Income Percentage will only increase if you step-up after you reach certain specified ages.) If your Account Value is reduced to zero, and your Income Benefit Base is greater than zero, you will receive an amount equal to your Annual Income Amount every year of your life unless you choose to cancel IOD II Escalator.

Withdrawals from your Stored Income Balance can be taken at any time beginning on your First Withdrawal Date and prior to your Annuity Commencement Date without affecting your Income Benefit Base. If, beginning on your First Withdrawal Date, you make a withdrawal that does not exceed your Stored Income Balance:

●	your Stored Income Balance will be decreased by the amount withdrawn; and

●	the withdrawal will not be subject to withdrawal charges.

You also have the option to use all or a portion of your Stored Income Balance to increase your Income Benefit Base. This option allows you to increase your future Annual Income Amount. While your Contract is in force, you may exercise this option only once and you must do so prior to your Annuity Commencement Date.  If you choose to use any portion of your Stored Income Balance to increase your Income Benefit Base:

●	your Stored Income Balance will be decreased by the amount used;

●	the amount of your Stored Income Balance used will be added to your Income Benefit Base; and

●	your new Annual Income Amount on your next Account Anniversary will equal your Lifetime Income Percentage multiplied by your new Income Benefit Base.

Here is an example of how IOD II Escalator works. These examples assume that your Contract was purchased on or after February 17, 2009.

Assume that you are age 65 when your Contract is issued with an initial Purchase Payment of $100,000. Assume you elected to participate in IOD II Escalator with single-life coverage and investment performance of the Designated Funds is neutral over the years. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment on your Issue Date. Your Lifetime Income Percentage is 5%. Your Annual Income Amount is $5,000 (5% of your Income Benefit Base). Therefore, $5,000 will be added each year to your Stored Income Balance.  Values shown are as of the beginning of the Account Year.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance

1	$100,000	$100,000	$5,000	$0	$5,000
2	$100,000	$100,000	$5,000	$0	$10,000
3	$100,000	$100,000	$5,000	$0	$15,000
4	$100,000	$100,000	$5,000	$0	$20,000

During your fifth Account Year, you use the full amount of your Stored Income Balance ($25,000) to increase your Income Benefit Base. On your next Account Anniversary, your Income Benefit Base will be increased to $125,000 and your Annual Income Amount will be $6,250 (your Lifetime Income Percentage multiplied by your Income Benefit Base). Therefore $6,250 will be added each year to your Stored Income Balance unless your Annual Income Amount changes.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance

5	$100,000	$100,000	$5,000	$0	$25,000
6	$100,000	$125,000	$6,250	$0	$6,250
7	$100,000	$125,000	$6,250	$0	$12,500
8	$100,000	$125,000	$6,250	$0	$18,750

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Assume instead that, during your fifth Account Year, you take a withdrawal of $25,000, thereby reducing your Stored Income Balance to $0. On your next Account Anniversary, your Income Benefit Base will remain at $100,000 and your Annual Income Amount remains at $5,000 (your Lifetime Income Percentage multiplied by your Income Benefit Base). Therefore $5,000 will be added each year to your Stored Income Balance unless your Annual Income Amount changes.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance

5	$100,000	$100,000	$5,000	$25,000	$0
6	$75,000	$100,000	$5,000	$0	$5,000
7	$75,000	$100,000	$5,000	$0	$10,000
8	$75,000	$100,000	$5,000	$0	$15,000

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Early Withdrawals and Excess Withdrawals may significantly decrease your benefits under IOD II Escalator, as described further under “Withdrawals Under IOD II Escalator.” Even if your Stored Income Period has begun, withdrawals prior to your First Withdrawal Date are considered Early Withdrawals. Investing in any Fund, other than a Designated Fund, will cancel IOD II Escalator as described under “Cancellation of IOD II Escalator.”

Withdrawals Under IOD II Escalator

     Withdrawals After Your First Withdrawal Date

Starting on your First Withdrawal Date and continuing to your Annuity Commencement Date you may take annual withdrawals up to your Stored Income Balance without affecting your benefits under IOD II Escalator. These withdrawals will reduce your Stored Income Balance by the full amount of the withdrawal, but will not change your Income Benefit Base. This is shown in the previous example.

Withdrawals taken after your First Withdrawal Date and during the withdrawal charge period permitted under your Contract are subject to withdrawal charges only to the extent they are in excess of the greatest of:

●	the free withdrawal amount permitted under your Contract;

●	your Stored Income Balance; or

●	your Yearly Required Minimum Distribution Amount (subject to conditions discussed under “Tax Issues Under Optional Living Benefits “).

     Excess Withdrawals

If you take an Excess Withdrawal, your Income Benefit Base will be reduced according to the following formula:

Your new Income Benefit Base =	IBB x	(	AV – WD	)
AV – SB

Where:
	IBB =	Your Income Benefit Base immediately prior to the Excess Withdrawal.

	WD =	The amount of the Excess Withdrawal.

	SB =	Your Stored Income Balance (or your Required Minimum Distribution Amount, if greater) immediately prior to the Excess Withdrawal.

	AV =	Your Account Value immediately prior to the Excess Withdrawal.

Your Annual Income Amount will be recalculated based on the reduced Income Benefit Base. Here is an example of an Excess Withdrawal:

Using the same facts as the previous example, assume that in your fifth Account Year you take a withdrawal of $50,000, exceeding your Stored Income Balance. Assume that due to poor investment performance during the fifth Account Year your Account Value was $90,000 immediately prior to the withdrawal.  Your Income Benefit Base will be reduced to $61,538 as shown below.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance

5	$100,000	$100,000	$5,000	$50,000	$0
6	$50,000	$61,538	$3,077	$0	$3,077
7	$50,000	$61,538	$3,077	$0	$6,154
8	$50,000	$61,538	$3,077	$0	$9,231

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Your new Income Benefit Base	=	$100,000 x	($90,000 – $50,000)	= $61,538
$90,000 – $25,000

Excess Withdrawals taken in a down market could severely reduce your benefits under IOD II Escalator.

    Early Withdrawals

All withdrawals taken before your First Withdrawal Date, including any “free withdrawal amounts” permitted under your Contract, will be considered Early Withdrawals and the Income Benefit Base and the Stored Income Balance will be reduced using the following formulae:

Your new Income Benefit Base =	IBB x	(	AV - WD	)
AV

Your new Stored Income Balance =	SB x	(	AV - WD	)
AV

Where:
	IBB =	Your Income Benefit Base immediately prior to the Early Withdrawal.

	SB =	Your Stored Income Balance immediately prior to the Early Withdrawal.

	WD =	The amount of the Early Withdrawal.

	AV =	Your Account Value immediately prior to the Early Withdrawal.

Your future Annual Income Amount will be recalculated based on the reduced Income Benefit Base.

In addition, Early Withdrawals will also be subject to withdrawal charges, to the extent that such withdrawals are in excess of the “free withdrawal amount” permitted under your Contract. Early Withdrawals could severely reduce your benefits under IOD II Escalator.

In addition to reducing your benefits under IOD II Escalator, any withdrawal before your First Withdrawal Date could have adverse tax consequences. You should consult a qualified tax professional for more information.

     Depleting Your Account Value

If your Account Value is reduced to zero as a result of an Early Withdrawal or an Excess Withdrawal (as described above), your Stored Income Balance and your Income Benefit Base will both be reduced to zero. Therefore, your Contract, as well as your benefits under IOD II Escalator, will end.

If your Account Value is reduced to zero through any combination of poor investment performance of the Designated Funds, Contract charges, and withdrawals other than Excess Withdrawals or Early Withdrawals, your Income Benefit Base will not be reduced. Your Contract will end. You will be entitled to receive annual payments equal to your Lifetime Income Percentage multiplied by your Income Benefit Base. Prior to determining your annual payments, you may increase your Income Benefit Base by any remaining Stored Income Balance as described below. These payments will continue for as long as you live. If you elected joint-life coverage, the payments will continue as long as either you or your spouse are alive as described under “Death of Participant Under IOD II Escalator with Joint-Life Coverage.” If you have any remaining Stored Income Balance on the day your Account Value is reduced to zero, you will be notified that, before you begin to receive your “annual lifetime payments,” you must deplete your Stored Income Balance by:

(a)	withdrawing your remaining Stored Income Balance;

(b)	applying the remaining amount of your Stored Income Balance to increase your Income Benefit Base (and thus the amount of your “annual lifetime payments”); or

(c)	using a combination of (a) and (b).

Because the Contract has ended, the amount of these annual lifetime payments will not change and they will not be subject to any withdrawal charges. You should be aware, however, that they could be subject to certain tax consequences. You should consult a qualified tax professional for more information.

Cost of IOD II Escalator

If you elect IOD II Escalator, we will deduct a quarterly fee from your Account Value (“IOD II Escalator Fee”). The IOD II Escalator Fee will be taken as a specific deduction from your Account Value on the last valuation day of each Account Quarter and will equal 0.2375 % of your Fee Base on that day, if you elected single-life coverage (0.2875% for joint-life coverage). On an annual basis, the IOD II Escalator Fee is equal to 0.95% of your Fee Base if you elected single-life coverage (1.15% for joint-life coverage). We reserve the right to increase the percentage rate used to calculate the IOD II Escalator Fee on newly issued Contracts.

If you purchased your Contract prior to February 17, 2009, your cost for IOD II Escalator was initially, on an annual basis, 0.80% of the highest Fee Base for single-life coverage (1.00% for joint-life coverage).  Your cost for IOD II Escalator will not increase unless:

●	you decide to step-up your Income Benefit Base, as described under “Step-Up Under IOD II Escalator,” and

●	you consent in writing, at the time of step-up, to accept an increase in your IOD II Escalator Fee to 0.95% for single-life coverage (1.15% for joint-life coverage).

If you do not consent to the higher fee, the step-up will not be implemented and all subsequent step-ups will be suspended unless and until we receive your written consent to the higher fee.

During the first Account Year, your Fee Base is equal to your Income Benefit Base.  On each Account Anniversary, the Fee Base is recalculated.  Your new Fee Base will be reset to equal your Income Benefit Base plus your Stored Income Balance (if any) less your Annual Income Amount (if any) for that year if this recalculated amount is higher than your current Fee Base. In the event that the recalculated amount is not greater than your current Fee Base, we will continue to calculate your IOD II Escalator Fee based upon your current Fee Base until, at least, your next Account Anniversary.  Note that, although your IOD II Escalator Fee may increase, it will never decrease.

For the most part, we calculate your Fee Base only on your Account Anniversary. However, we will recalculate your Fee Base between Account Anniversaries, if you take an Early Withdrawal or Excess Withdrawal or make additional Purchase Payments during your first Account Year.

If you take an Excess Withdrawal during your Stored Income Period, your Fee Base will be decreased by the following formula:

Your new Fee Base =	Fee Base x	(	AV - WD	)
AV - SB

If you take an Early Withdrawal, your Fee Base will be decreased by the following formula:

Your new Fee Base =	Fee Base x	(	AV - WD	)
AV

Where:
	Fee Base =	Your Fee Base immediately prior to the Early/Excess Withdrawal.

	WD =	The amount of the Early/Excess Withdrawal.

	SB =	Your Stored Income Balance (if any) immediately prior to the Excess Withdrawal.

	AV =	Your Account Value immediately prior to the Early/Excess Withdrawal.

Any additional Purchase Payment you make during your first Account Year will increase your Income Benefit Base as described under “Determining Your Income Benefit Base.” Therefore, your Fee Base will increase by any additional Purchase Payments made.

Here is an example of how we calculate your Fee Base. The following examples assume that you purchased your Contract on or after February 17, 2009.

Assume that you are age 65 when your Contract is issued with an initial Purchase Payment of $100,000.  Assume you elected to participate in IOD II Escalator with single-life coverage and investment performance of the Designated Funds is neutral over the years. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment on your Issue Date.  Your Lifetime Income Percentage is 5%.  Your Annual Income Amount is $5,000 (5% of your Income Benefit Base). Values are shown as of the beginning of the Account Year.

During the Stored Income Period, the Fee Base is reset at the beginning of the Contract Year to equal your Income Benefit Base plus your Stored Income Balance less your Annual Income Amount, if that amount is greater than the previous Fee Base.  For example, in Contract Year 4, the Fee Base is set equal to the Income Benefit Base ($100,000) plus the Stored Income Balance ($20,000) less your Annual Income Amount ($5,000) if that amount ($115,000) is greater than the previous Fee Base ($110,000).

Year	Income Benefit Base	Annual Income Amount	Stored Income Balance			Fee Base
			Beginning of year	Withdrawal Amount	End of year

1	$100,000	$5,000	$5,000	$0	$5,000	$100,000
2	$100,000	$5,000	$10,000	$0	$10,000	$105,000
3	$100,000	$5,000	$15,000	$0	$15,000	$110,000
4	$100,000	$5,000	$20,000	$0	$20,000	$115,000

Assume, instead, that in your fourth Account Year you take a $20,000 withdrawal.  At the beginning of your fifth Account Year, your Income Benefit Base ($100,000) plus your Stored Income Balance ($5,000) less your Annual Income Amount ($5,000) is less than the current Fee Base ($115,000), so there is no change to the Fee Base, as shown below.

Year	Income Benefit Base	Annual Income Amount	Stored Income Balance			Fee Base
			Beginning of year	Withdrawal Amount	End of year
4	$100,000	$5,000	$20,000	$20,000	$0	$115,000
5	$100,000	$5,000	$5,000	$0	$5,000	$115,000
6	$100,000	$5,000	$10,000	$0	$10,000	$115,000
7	$100,000	$5,000	$15,000	$0	$15,000	$115,000
8	$100,000	$5,000	$20,000	$0	$20,000	$115,000
9	$100,000	$5,000	$25,000	$0	$25,000	$120,000

On each Account Anniversary thereafter, your Fee Base is recalculated and reset if necessary.

Your IOD II Escalator Fee will not change during an Account Year, unless you take one of two specific actions:

●	If you make an additional Purchase Payment during your first Account Year, you will increase your Fee Base and thus your IOD II Escalator Fee.

●	If you make an Early Withdrawal or an Excess Withdrawal, you will decrease your Fee Base and thus your IOD II Escalator Fee.

In addition, on your Account Anniversary, the IOD II Escalator Fee may also change, if we increase the percentage used to calculate the IOD II Escalator Fee as described under “Step-Up Under IOD II Escalator.”

The investment performance of the Designated Funds will not affect your IOD II Escalator Fee during an Account Year. However, as stated under “Step-Up Under IOD II Escalator,” favorable investment performance may cause the Income Benefit Base to increase on an Account Anniversary, and thus increase your IOD II Escalator Fee.

We will continue to deduct the IOD II Escalator Fee until you annuitize your Contract, your Account Value reduces to zero, or your benefits under IOD II Escalator are cancelled as described under “Cancellation of IOD II Escalator “.

Step-Up Under IOD II Escalator

Regardless of your age on the Issue Date, on each Account Anniversary prior to your Annuity Commencement Date, we will automatically step-up your Income Benefit Base, provided that you satisfy certain requirements. First, you must meet eligibility requirements:

●
Your Account Value less your Stored Income Balance must equal no more than $5,000,000. (For purposes of determining the $5,000,000 limit, we reserve the right, in our sole discretion, to aggregate your Account Value with the account values of all other variable annuity contracts you own issued by Sun Life Assurance Company of Canada (U.S.) or its affiliates.)

●
Your highest quarter-end Account Value (adjusted for subsequent purchase payments and withdrawals) during the most recent Account Year (“Highest Quarterly Value”) minus your Stored Income Balance must be greater than your current Income Benefit Base. (If you have not yet reached your Stored Income Period and therefore do not yet have a Stored Income Balance, your highest quarter-end Account Value must only be greater than your current Income Benefit Base.)

Second, if you satisfy the eligibility requirements, we then consider whether market conditions have caused us to increase the percentage rate used to calculate the IOD II Escalator Fee on newly issued Contracts. If we are no longer issuing Contracts with IOD II Escalator, then the percentage rate we use to calculate your IOD II Escalator Fee will be set based upon current market conditions at that time.

●
If we have not had to increase the percentage rate as described above, the percentage rate we use to calculate your IOD II Escalator Fee will remain unchanged and we will automatically step-up your Income Benefit Base.

●
If we have had to increase the percentage rate as described above, we offer you the opportunity to step-up at the higher percentage rate. In this case, your written consent is required to accept the higher percentage rate used to calculate your IOD II Escalator Fee and step-up your Income Benefit Base.  If you do not consent to the step-up and higher percentage, the step-up will not be implemented and all subsequent step-ups of your Income Benefit Base will also be suspended. You may thereafter submit an election form to us, however, in order to consent to the then-applicable percentage rate and thus reactivate subsequent automatic step-ups.

At the time of step-up, we will increase your Income Benefit Base to an amount equal to the highest adjusted quarterly Account Value less your Stored Income Balance, if any, provided that such amount exceeds your current Income Benefit Base.

Your Lifetime Income Percentage will increase if your age at the time of step-up coincides with a higher percentage as shown below. After the step-up, your Annual Income Amount will be your Lifetime Income Percentage multiplied by your new Income Benefit Base. If you purchased your Contract on or after February 17, 2009, your Lifetime Income Percentage is determined, based upon your age at time of step-up, as follows:

Your Age at Step-up*	Lifetime Income Percentage

50 - 64	4%
65 - 74	5%
75 - 79	6%
80 or older	7%
                                  *If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage.”

If you purchased your Contract prior to February 17, 2009, your Lifetime Income Percentage is determined, based upon your age at time of step-up, as follows:

Your Age at Step-up*	Lifetime Income Percentage

50 - 69	5%
70 - 79	6%
80 or older	7%
                                  *If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage.”

Here are examples of how step-up works under a few different circumstances. All four examples assume that the Contract was purchased on or after February 17, 2009.

Assume that you are 65 years old when you purchase a Contract with an initial Purchase Payment of $100,000, and that you elect to participate in IOD II Escalator with single-life coverage. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment. Your Annual Income Amount is $5,000 (5% of your Income Benefit Base). Your initial Stored Income Balance is $5,000.

In each of the four examples, Account Values shown are as of the last day of each Account Quarter. Adjustments are made on the day a Purchase Payment or withdrawal is made.

The Account Values on each of your four Account Quarters are $113,000, $108,000, $90,000, and $103,000, respectively.  No additional Purchase Payments are made and no withdrawals are taken, so no adjustments to these values are necessary.  Your Stored Income Balance at the end of the fourth Account Quarter is $5,000.  The highest adjusted quarterly value is $113,000.  Your new Income Benefit Base is set to equal $108,000 ($113,000 - $5,000) since that amount exceeds your previous Income Benefit Base.

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	n/a	$113,000	$100,000
End of Second Quarter	$108,000	n/a	$108,000	$100,000
End of Third Quarter	$90,000	n/a	$90,000	$100,000
End of Fourth Quarter (before step-up)	$103,000	n/a	$103,000	$100,000
Highest Quarterly Value (after adjustments)			$113,000

Stored Income Balance at end of fourth quarter		$5,000
Step-up comparison	Is ($113,000 - $5,000) greater than $100,000? Yes, so step-up.

On the Account Anniversary (after step-up)
New Income Benefit Base =	$108,000	Highest Quarterly Value (after adjustments) less the Stored Income Balance.
New Annual Income Amount =	$5,400	$108,000 x 5%
New Stored Income Balance =	$10,400	Stored Income Balance at the end of the fourth Account Quarter plus the new Annual Income Amount.

Please note: The end of the fourth Account Quarter and the Account Anniversary are the same day. We only make the distinction to separate values before and after step-up.

If you make an additional Purchase Payment during your first Account Year, your Account Value and your Income Benefit Base are each immediately increased by the amount of the additional Purchase Payment.  Your Stored Income Balance is increased by 5% of the additional Purchase Payment.

Here is an example of how an additional Purchase Payment of $50,000 made in the second Account Quarter would affect your step-up:

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	$50,000	$163,000	$100,000
$50,000 Purchase Payment	$163,000	n/a	n/a	$150,000
End of Second Quarter	$158,000	n/a	$158,000	$150,000
End of Third Quarter	$140,000	n/a	$140,000	$150,000
End of Fourth Quarter (before step-up)	$153,000	n/a	$153,000	$150,000
Highest Quarterly Value (after adjustments)			$163,000

Stored Income Balance at end of fourth quarter		$7,500 (initial $5,000 plus 5% x $50,000)
Step-up comparison	Is ($163,000 - $7,500) greater than $150,000? Yes, so step-up.

On the Account Anniversary (after step-up)
New Income Benefit Base =	$155,500	Highest Quarterly Value (after adjustments) less the Stored Income Balance.
New Annual Income Amount =	$7,775	$155,500 x 5%
New Stored Income Balance =	$15,275	Stored Income Balance at the end of the fourth Account Quarter plus the new Annual Income Amount.

Please note: Since the additional Purchase Payment occurred after the first Account Quarter, the first Account Quarter value was adjusted.

Here is an example of how a $4,000 withdrawal taken in the second Account Quarter would affect your step-up:

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	- $4,000	$109,000	$100,000
$4,000 withdrawal	$109,000	n/a	n/a	$100,000
End of Second Quarter	$104,000	n/a	$104,000	$100,000
End of Third Quarter	$86,000	n/a	$86,000	$100,000
End of Fourth Quarter (before step-up)	$99,000	n/a	$99,000	$100,000
Highest Quarterly Value (after adjustments)			$109,000

Stored Income Balance at end of fourth quarter		$1,000 (initial $5,000 less $4,000 withdrawal)
Step-up comparison	Is ($109,000 - $1,000) greater than $100,000? Yes, so step-up.

On the Account Anniversary (after step-up)
New Income Benefit Base =	$108,000	Highest Quarterly Value (after adjustments) less the Stored Income Balance.
New Annual Income Amount =	$5,400	$108,000 x 5%
New Stored Income Balance =	$6,400	Stored Income Balance at the end of the fourth Account Quarter plus the new Annual Income Amount.

Please note: Since the withdrawal occurred after the first Account Quarter, the first Account Quarter value was adjusted.

Assume instead you take a $40,000 withdrawal in the second Account Quarter at a point when the Account Value equaled $99,000 immediately before the withdrawal.  Since this withdrawal exceeds your Stored Income Balance, it is considered an Excess Withdrawal.  The Excess Withdrawal reduces your Income Benefit Base as described under “Excess Withdrawals.”  All previous quarter-end Account Values are first reduced by the amount of the Stored Income Balance and then adjusted in the same proportion that the Income Benefit Base was adjusted after the Excess Withdrawal. (See the two-step calculation shown in the box below the following example.)

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	- $45,213	$67,787	$100,000
$40,000 withdrawal	$59,000	n/a	n/a	$62,766
End of Second Quarter	$68,000	n/a	$68,000	$62,766
End of Third Quarter	$50,000	n/a	$50,000	$62,766
End of Fourth Quarter (before step-up)	$63,000	n/a	$63,000	$62,766
Highest Quarterly Value (after adjustments)			$68,000

Stored Income Balance at end of fourth quarter		$0
Step-up comparison	Is ($68,000 - $0) greater than $62,766? Yes, so step-up.

On the Account Anniversary (after step-up)
New Income Benefit Base =	$68,000	Highest Quarterly Value (after adjustments) less the Stored Income Balance.
New Annual Income Amount =	$3,400	$68,000 x 5%
New Stored Income Balance =	$3,400	Stored Income Balance at the end of the fourth Account Quarter plus the new Annual Income Amount.

(1)	Reduce the end of First Quarter Account Value by the Stored Income Balance	=	$113,000	–	$5,000	= $108,000

(2)	Adjust Account Value for the first Account Quarter	=	$108,000 x		($99,000 – $40,000)	= $67,787
					$99,000 – $5,000

	The total adjustment	=	$113,000	–	$67,787	= $45,213

All of the above examples assume that you are age 65 at issue, so your Lifetime Income Percentage is set to 5%.  Assume instead you are age 74 at issue and have attained age 75 on your first Account Anniversary.  Follow the first example where no withdrawals were taken and no additional Purchase Payments were made.  When your Income Benefit Base steps-up to $108,000, your new Lifetime Income Percentage is 6% since you are now age 75.  Your Annual Income Amount is now $6,480, and your Stored Income Balance becomes $11,480.

Joint-Life Coverage

On the Issue Date, you have the option of electing IOD II Escalator with single-life coverage or, for a higher IOD II Escalator Fee, with joint-life coverage. Once you make the election, you cannot switch between joint-life and single-life coverage, regardless of any change in life events.  Joint-life coverage is not available if you are unmarried on the Issue Date.

Joint-life coverage can be elected on an individually-owned Contract or on a co-owned Contract.  On an individually-owned Contract, joint-life coverage is available only if your spouse is the sole primary Beneficiary on the Issue Date and remains the sole primary Beneficiary while IOD II Escalator is in effect. On a co-owned Contract, joint-life coverage is available only if you and your spouse are the only co-owners on the Issue Date and remain so while IOD II Escalator is in effect. Whereas single-life coverage provides an Annual Income Amount only until any Participant dies, joint-life coverage provides an Annual Income Amount for as long as either you or your spouse is alive. Note that, for joint-life coverage to continue after the death of any Participant, the surviving spouse must elect to continue the contract through the “Spousal Continuance” provision.  See also “Death of Participant Under IOD II Escalator with Joint-Life Coverage”.

If you have elected joint-life coverage, the Stored Income Period will be your Issue Date if the younger spouse is at least age 50. Otherwise it will be the first Account Anniversary after the younger spouse attains (or would have attained) age 50 if the younger spouse is less than age 50 on the Issue Date.  (For purposes of joint-life coverage, the younger spouse refers to the person who was the younger spouse on the Issue Date, even if that person has died or is no longer married to the person who was his or her spouse on the Issue Date.)  The First Withdrawal Date will be your Issue Date if the younger spouse is at least age 59. Otherwise it will be the first Account Anniversary after the younger spouse attains (or would have attained) age 59. The Lifetime Income Percentage will be based on the age of the younger spouse, as shown in the tables below.  If you purchased your Contract on or after February 17, 2009, your Lifetime Income Percentage is determined, as follows:

Age of Younger Spouse at Step-up	Lifetime Income Percentage

50 - 64	4%
65 - 74	5%
75 - 79	6%
80 or older	7%

If you purchased your Contract prior to February 17, 2009, your Lifetime Income Percentage is determined, as follows:

Age Younger Spouse at Step-up	Lifetime Income Percentage

50 - 69	5%
70 - 79	6%
80 or older	7%

The Lifetime Income Percentage may increase, in the future, if the age of the younger spouse at time of step-up coincides with a higher percentage as shown in the above table.

The two spouses on the Issue Date are the only two people covered under the joint-life feature.  If a Participant remarries, the new spouse is not covered under the joint-life feature.  Therefore, if the spouse on the Issue Date is no longer your spouse, your benefits under IOD II Escalator continue for your life and, when you die, annual withdrawals are no longer available.  Note that, when you elect joint-life coverage, you also elect the higher joint-life fee. The percentage rate of the fee will not be reduced regardless of any change in life events.

If one spouse is significantly younger than the other spouse, you should carefully consider whether joint-life coverage is an appropriate choice in light of the possibly long waiting period before the benefit begins to accumulate income and in light of the higher fee for joint-life coverage.
Joint-life coverage may not be available on all Contracts.

Cancellation of IOD II Escalator

Should you decide that IOD II Escalator is no longer appropriate for you, you may cancel IOD II Escalator at any time. Upon cancellation, all benefits and charges under IOD II Escalator shall cease. Once cancelled, IOD II Escalator cannot be reinstated.

Although transfers among the Designated Funds are permitted as described under “Transfer Privilege,” IOD II Escalator will be cancelled automatically:

●	if any Purchase Payment is allocated to an investment option other than a Designated Fund; or

●	if any portion of Account Value maintained in a Designated Fund is transferred into an investment option other than a Designated Fund.

IOD II Escalator will also be cancelled for any of the following:

●	upon a termination of the Contract;
●	upon annuitization*; or
●	your Income Benefit Base is reduced to zero as a result of Early or Excess Withdrawals.

*Note that the maximum Annuity Commencement Date permitted under this Contract is the first day of the month following the Annuitant’s 95th birthday.  See “Selection of Annuity Commencement Date” under “THE INCOME PHASE – ANNUITY PROVISIONS.”

A change in ownership may also cancel your benefits under IOD II Escalator.

Death of Participant Under IOD II Escalator with Single-Life Coverage

If you elected single-life coverage, IOD II Escalator terminates on the death of any Participant and the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract. Alternately, the Beneficiary may elect to receive the Stored Income Balance. If your surviving spouse is the sole primary Beneficiary and elects to continue the Contract, your spouse has the additional option of electing to participate in a new IOD II Escalator rider on the original Contract (assuming your surviving spouse meets certain eligibility requirements). If your surviving spouse makes such election, all of the following occur:

●	the new Account Value will be the greater of the Stored Income Balance on the original Contract or the Death Benefit;

●
the new percentage rate used to calculate the IOD II Escalator Fee will be set by us based on market conditions at the time and may be higher than the current percentage rate used to calculate the IOD II Escalator Fee;

●	the new Income Benefit Base will be equal to the Account Value after any Death Benefit has been credited;

●	the new Lifetime Income Percentage will be based on the age of the surviving spouse; and

●	the new Stored Income Balance will be reset to zero.

Death of Participant Under IOD II Escalator with Joint-Life Coverage

If the surviving spouse on the Death Benefit Date was not the spouse of a Participant on the original Contract’s Issue Date, then this section does not apply, even if joint-life coverage was elected.  In such case, if a Participant dies while participating in IOD II Escalator, the provisions of the section titled “Death of Participant Under IOD II Escalator with Single-Life Coverage” will apply.

If you purchased joint-life coverage and one of the Participants dies, IOD II Escalator will continue, provided that the surviving spouse, as the sole primary beneficiary, continues the Contract. In such case:

●	the new Account Value will be equal to the Death Benefit;

●	the Stored Income Balance will remain unchanged;

●	the Income Benefit Base will remain unchanged until the next Account Anniversary when a step-up could apply due to an increase in the Account Value (see “Step-Up Under IOD II Escalator “);

●
if the Stored Income Period has not yet begun, the Lifetime Income Percentage will be determined when the Stored Income Period begins (i.e., on the first Account Anniversary following the date the younger spouse attains (or would have attained) age 50);

●	if the Stored Income Period has already begun, the Lifetime Income Percentage will not change;

●	on each Account Anniversary, the Annual Income Amount will be equal to the Income Benefit Base multiplied by the Lifetime Income Percentage; and

●	the percentage rate of the IOD II Escalator Fee for the joint-life coverage option will continue for the surviving spouse as it was immediately prior to the death of the Participant.

At the death of the surviving spouse, the Contract, including IOD II Escalator, terminates.

If you purchased joint-life coverage and the deceased Participant's surviving spouse does not continue the Contract, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Annuitization Under IOD II Escalator

Under the terms of IOD II Escalator, if your Account Value is greater than zero on your maximum Annuity Commencement Date, you may elect to:

(1)	surrender your Contract and receive your Cash Surrender Value (or your Stored Income Balance, if greater);

(2)	annuitize your Account Value under one of the Annuity Options available on that date; or

(3)
(a) receive any remaining Stored Income Balance in a single sum and (b) annuitize your remaining Account Value as a single-life annuity (or a joint-life annuity, if joint-life coverage was elected at issue and you are still eligible to receive it) with an annualized annuity payment of not less than the Lifetime Income Percentage multiplied by your then current Income Benefit Base.

If you make no election, we will default your choice to option 3.

If your Account Value has been reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), and your Income Benefit Base is greater than zero on or before your maximum Annuity Commencement Date, you will receive your full Annual Income Amount each year until you die. For a more complete discussion of this, see “Depleting Your Account Value.”

Certain Tax Considerations

Certain tax considerations may be important to you in connection with a living benefit, such as IOD II Escalator. For a discussion of some of these considerations, please refer to “TAX ISSUES UNDER OPTIONAL LIVING BENEFITS” and “TAX CONSIDERATIONS - Impact of Optional Death Benefit and Optional Living Benefit Riders.”

OPTIONAL LIVING BENEFIT: RETIREMENT ASSET PROTECTORSM

If you purchased your Contract prior to February 17, 2009, and elected to participate in Retirement Asset Protector, the fee charged for your living benefit will be lower than the fee charged on Contracts purchased on or after February 17, 2009. (See “Cost of Retirement Asset Protector.”)  Your fee will not increase unless you elect to “step-up” as described under “Step-Up Under Retirement Asset Protector,” and you consent in writing to accept the higher fee.

On or before the Issue Date, you may elect to participate in Retirement Asset Protector. To describe how Retirement Asset Protector works, we use the following definitions:

Retirement Asset Protector Benefit Base:
An amount equal to the sum of all Purchase Payments made during the first year following your Issue Date, decreased by any partial withdrawals taken and increased by any step-ups as described under “Step-Up Under Retirement Asset Protector.”

Designated Funds:	The limited investment options you can choose if you are participating in a living benefit.

GMAB Maturity Date:
The date when Retirement Asset Protector matures. If you are younger than 85 on the Issue Date, your GMAB Maturity Date is the later of your 10th Account Anniversary or 10 years from the date of your most recent step-up. (See “Step-Up Under Retirement Asset Protector.”) If you are 85 on the Issue Date, your GMAB Maturity Date is your maximum Annuity Commencement Date.

You and Your:
Under Retirement Asset Protector, the terms “you” and “your” refer to the oldest Participant or the surviving spouse of the oldest Participant as described under “Death of Participant Under Retirement Asset Protector.” In the case of a non-natural Participant, these terms refer to the oldest annuitant.

Retirement Asset Protector is designed for long-term investors. It provides them with the security of knowing that their investments will be protected during down markets or, if that guarantee is not needed, that their Retirement Asset Protector Fees will be refunded. Retirement Asset Protector guarantees a return of the greater of:

●	the excess of your Retirement Asset Protector Benefit Base over your Account Value or
●	your total fees paid for Retirement Asset Protector (“Retirement Asset Protector Fees”),

regardless of the investment performance of the Designated Funds, provided that you have reached the GMAB Maturity Date.

Retirement Asset Protector may be appropriate for investors who:

●	want to protect their principal and who can afford to wait at least 10 years before withdrawing from their investment.
●	want a refund of their fees if the guarantee is not needed.

Retirement Asset Protector may be inappropriate for investors who:

●	want lifetime income guarantees.
●	want to invest in funds other than a Designated Fund.

Retirement Asset Protector is inappropriate if you are an investor who:
●	is actively invested in contributory plans, because Retirement Asset Protector prohibits any Purchase Payments after the first Account Anniversary.

You may elect to participate in Retirement Asset Protector, if:

●	Retirement Asset Protector is available for sale both in the state where the Contract is sold, and in the state where the Participant resides;

●
neither the oldest Participant nor the oldest Annuitant has attained age 86 on or before the date we receive your application in good order (in the case of a non-natural Participant, the oldest Annuitant has not reached age 86 on or before that date);

●	you limit the allocation of your Purchase Payments and Account Value to the investment options, known as Designated Funds, that we make available with Retirement Asset Protector;

●	you do not elect the EEB Premier Plus Optional Death Benefit Rider; and

●	you do not elect any other optional living benefit available under your Contract.

If you are participating in Retirement Asset Protector, you may not make Purchase Payments after the first year following your Issue Date.

To participate in Retirement Asset Protector, all of your Account Value must be invested in a Designated Fund at all times during the term of the GMAB Maturity Date.  The only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as Designated Funds are listed in the section entitled “Designated Funds.”

Cost of Retirement Asset Protector

If you elect Retirement Asset Protector, we will deduct a quarterly fee from your Account Value (“Retirement Asset Protector Fee”). The Retirement Asset Protector Fee will be taken as a specific deduction from your Account Value on the last valuation day of each Account Quarter. The Fee will be a percentage of your Retirement Asset Protector Benefit Base. This percentage rate will equal 0.1875% of your Retirement Asset Protector Benefit Base on the last day of the Account Quarter. The maximum Retirement Asset Protector Fee you can pay in any one Account Year is equal to 0.75% of the highest Retirement Asset Protector Benefit Base at any point in that Account Year.

If you purchased your Contract prior to February 17, 2009, your cost for Retirement Asset Protector was initially, on an annual basis, 0.35% of your Retirement Asset Protector Benefit Base. The cost of your benefit will not increase unless, at time of step-up, you consent in writing to accept this higher fee of 0.75%. If you do not consent to the higher fee, the step-up will not be implemented and all subsequent step-ups will be suspended unless and until we receive your written consent to the higher fee.

Your Retirement Asset Protector Fee will not change, unless you take one of these specific actions:

●	If you made an additional Purchase Payment during your first Account Year, you will increase your Retirement Asset Protector Benefit Base and thus your Retirement Asset Protector Fee.

●	If you make a partial withdrawal, you will decrease your Retirement Asset Protector Benefit Base and thus your Retirement Asset Protector Fee.

●	If you elect to “step-up” your Retirement Asset Protector Benefit Base, your Retirement Asset Protector Fee will increase.

The investment performance of the Designated Funds will not affect your Retirement Asset Protector Fee unless you elect a step-up of your Retirement Asset Protector Benefit Base.

We will continue to deduct the Retirement Asset Protector Fee until:

●	you annuitize your Contract;

●	Retirement Asset Protector matures on the GMAB Maturity Date;

●	your Retirement Asset Protector benefit is cancelled as described under “Cancellation of Retirement Asset Protector;” or

●	your Account Value is reduced to zero.

How Retirement Asset Protector Works

On the GMAB Maturity Date, we will credit your Account Value with an amount equal to the greater of:

(a)	any excess of your Retirement Asset Protector Benefit Base over your Account Value after adjusting for any Contract charges; and

(b)	the total amount of Retirement Asset Protector Fees paid between the Issue Date and the GMAB Maturity Date.

We determine the value of (b) in two steps.

(1)
As described above under “Cost of Retirement Asset Protector,” each quarter between the Issue Date and the GMAB Maturity Date we calculate the Retirement Asset Protector Fee by multiplying your Retirement Asset Protector Benefit Base on the last valuation day of that quarter by 0.1875%.

(2)	We then sum each quarterly amount calculated in (1) to determine the total amount of Retirement Asset Protector Fees paid.

In the situation where you do not make additional Purchase Payments or partial withdrawals and you do not “step-up,” you can expect the total fees paid to equal 7.50% of your initial Purchase Payment. In other words, because Retirement Asset Protector matures in 10 years, we multiply 0.1875% times 40 quarters (four quarters per year for 10 years) to obtain the percentage (7.50%) needed to determine the total amount of the fees to be paid. If you make additional Purchase Payments, you “step-up,” or the percentage rate used to calculate the Retirement Asset Protector Fee is changed at the time of “step-up,” the total amount of fees will be higher.

The greater of the two amounts will be allocated to the Designated Fund in which you are invested at that time. Here is an example of how we calculate benefits under Retirement Asset Protector:

●
Assume that you purchased a Contract on January 2, 2007 with an initial Purchase Payment of $100,000 and you selected Retirement Asset Protector. Your Retirement Asset Protector Benefit Base equals your Purchase Payment amount of $100,000.

●	Assume you make an additional Purchase Payment of $50,000 on February 2, 2007, thus increasing your Retirement Asset Protector Benefit Base to $150,000.
●	Assume you make no withdrawals or additional Purchase Payments prior to the GMAB Maturity Date on January 2, 2017.
●
Assume that, because of poor investment performance, your Account Value on January 2, 2017 is $135,000. The excess of your Retirement Asset Protector Benefit Base over your Account Value is $15,000 ($150,000 - $135,000). The total amount of Retirement Asset Protector Fees paid is equal to the sum of the value of the Retirement Asset Protector Benefit Bases on the last day of each Account Quarter since the Inception Date ($150,000 x 40) times one quarter of the annual Retirement Asset Protector Fee (0.75% ÷ 4). In this case, the total amount of rider fees paid is $11,250. Therefore, we will credit $15,000 to your Account Value.

●
Assume instead that, because of better investment performance, your Account Value on January 2, 2017, is $155,000. Because your Account Value is greater than your Retirement Asset Protector Benefit Base, your Account Value will be credited with the total amount of Retirement Asset Protector Fees paid. In this case, the amount will be $11,250.

Withdrawals Under Retirement Asset Protector

All withdrawals you take, including any free withdrawal amounts or Required Minimum Distribution Amounts, will reduce the dollar value of the Retirement Asset Protector Benefit Base proportionally to the amount withdrawn. For example, after a partial withdrawal, the new Retirement Asset Protector Benefit Base will equal:

Retirement Asset Protector Benefit Base immediately before partial withdrawal	X	Account Value immediately after partial withdrawal Account Value immediately before partial withdrawal

You should be aware that, if you take a withdrawal when your Account Value is less than your Retirement Asset Protector Benefit Base, the withdrawal may reduce the value of your Benefit Base by an amount greater than the amount of the withdrawal. Thus, withdrawals taken in a down market could severely reduce your benefits under Retirement Asset Protector. Here is an example of how we handle withdrawals under Retirement Asset Protector:

●
Assume that you purchased a Contract on January 2, 2007 with an initial Purchase Payment of $100,000 and you selected Retirement Asset Protector. Your Retirement Asset Protector Benefit Base equals your Purchase Payment amount of $100,000.

●
Assume that, on March 10, 2009, your Account Value is $80,000. Assume further that you take a withdrawal of $10,000 on that date, thus reducing your Account Value to $70,000. Your Retirement Asset Protector Benefit Base is reduced proportionally to the amount withdrawn. Therefore your new Retirement Asset Protector Benefit Base is $100,000 x ($70,000 ÷ $80,000), or $87,500.

●	Assume you make no additional withdrawals prior to the GMAB Maturity Date on January 2, 2017.
●
Assume that, because of investment performance, your Account Value on January 2, 2017 is $80,000. The excess of your Retirement Asset Protector Benefit Base over your Account Value is $7,500 ($87,500 - $80,000). The total amount of Retirement Asset Protector Fees paid is equal to the sum of the value of your Retirement Asset Protector Benefit Bases on the last day of each Account Quarter since the Issue Date [($100,000 x 8) + ($87,500 x 32)] times one quarter of your annual Retirement Asset Protector Fee (0.75% ÷ 4). In this case, the total amount of rider fees paid is $6,750. Therefore, we will credit $7,500 to your Account Value.

Step-Up Under Retirement Asset Protector

On or after your first Account Anniversary, you may elect to increase your Retirement Asset Protector Benefit Base to your then current Account Value. The step-up election may be made on any day on or after your first Account Anniversary. (We reserve the right, in our sole discretion, to require step-up elections to occur only on Account Anniversaries.)

If you are participating in Retirement Asset Protector, on the day we receive your step-up election notice in good order (the “Step-Up Date”), we will increase your Retirement Asset Protector Benefit Base to an amount equal to your Account Value if eligible. If you elect to step-up, at least one full year from the Step-Up Date must pass before you can elect another step-up. You can only elect to step-up if:

●	your current Account Value is greater than the current Retirement Asset Protector Benefit Base, and

●	your Account Value is $5,000,000 or less on your Step-Up Date.

For purposes of determining the $5,000,000 limit, we reserve the right, in our sole discretion, to aggregate your Account Value with the account values of all other variable annuity contracts you own that have been issued by Sun Life Assurance Company of Canada (U.S.) or its affiliates.

Under Retirement Asset Protector, your Step-Up Date must be at least 10 years prior to your maximum Annuity Commencement Date. If you have selected an Annuity Commencement Date that is prior to the maximum Annuity Commencement Date but is less than 10 years after your Step-Up Date, then we will automatically extend your Annuity Commencement Date to equal your GMAB Maturity Date.

Without a step-up, your benefit under Retirement Asset Protector will “mature” on your 10th Account Anniversary. If you elect to step-up your Retirement Asset Protector Benefit Base, your benefit under Retirement Asset Protector will mature 10 years from the most recent Step-Up Date. In either case, on the day your Retirement Asset Protector benefit matures (the “GMAB Maturity Date”), we will credit the greater of:

●	any excess of your Retirement Asset Protector Benefit Base over your Account Value, or

●	the total amount of fees you paid for Retirement Asset Protector.

●
Assume that you purchased a Contract on January 2, 2007 with an initial Purchase Payment of $100,000 and you selected Retirement Asset Protector. Assume further that your Retirement Asset Protector Fees remain constant until the GMAB Maturity Date. Your Retirement Asset Protector Benefit Base equals your Purchase Payment amount of $100,000.

●
Assume that, on January 2, 2008, your Account Value is $118,000. Because your Account Value is greater than your Retirement Asset Protector Benefit Base, you elect to step-up to a new ten-year period with a new Retirement Asset Protector Benefit Base of $118,000. Your new GMAB Maturity Date will be January 2, 2018.

●	Assume you make no withdrawals prior to the GMAB Maturity Date on January 2, 2018.
●
Assume that your Account Value on January 2, 2018 is $108,000. The excess of your Retirement Asset Protector Benefit Base over your Account Value is $10,000 ($118,000 - $108,000). The total amount of Retirement Asset Protector Fees paid is equal to the sum of the value of your Retirement Asset Protector Benefit Bases on the last day of each Account Quarter since the Issue Date [($100,000 x 4) + ($118,000 x 40)] times one quarter of your annual Retirement Asset Protector Fee (0.75% ÷ 4). In this case, the total amount of rider fees paid is $9,600. Therefore, we will credit $10,000 to your Account Value.

We reserve the right to discontinue offering the step-up provision of Retirement Asset Protector if we determine that, based upon market conditions at the time of the step-up, we can no longer offer Retirement Asset Protector to new Contracts at the current percentage rate used to calculate the Retirement Asset Protector Fee as set forth under “Cost of Retirement Asset Protector.” In that case, we will send notification that the step-up provision under your Contract has been discontinued unless you elect to begin a new step-up provision at the higher percentage rate. Your written consent is required to accept the higher percentage rate and continue to step-up.

Renewal of Retirement Asset Protector

If you elect to participate in Retirement Asset Protector  and you remain in the benefit until it matures, you may elect to renew your participation in Retirement Asset Protector, provided that we are still offering the benefit to new Participants. Upon renewal, the annual charge for participation in Retirement Asset Protector will be extended under the terms and conditions applicable to new Participants at that time. We reserve the right, in our sole discretion, to stop offering Retirement Asset Protector to new Participants, in which case renewals will no longer be available.

Cancellation of Retirement Asset Protector

You may cancel Retirement Asset Protector at any time. Upon cancellation, all benefits and charges under the benefit shall cease.  Once cancelled, Retirement Asset Protector cannot be reinstated.

Although transfers among the Designated Funds are permitted as described under “Transfer Privilege,” Retirement Asset Protector will be cancelled automatically:

●	if any Purchase Payment is allocated to an investment option other than a Designated Fund; or

●	if any portion of Account Value maintained in a Designated Fund is transferred into any investment option other than a Designated Fund.

A change of ownership of the Contract may also cancel the Benefit.

Death of Participant Under Retirement Asset Protector

If the Participant dies while participating in Retirement Asset Protector, all benefits and charges under the benefit will automatically terminate when we receive Due Proof of Death, unless the surviving spouse is the sole Beneficiary and elects to continue the Contract. The surviving spouse has two options under the Contract (assuming that the rider is available to new Participants at the time of such election and the surviving spouse meets certain eligibility requirements).

(1)
The spouse can automatically continue Retirement Asset Protector even though the Account Value may have been enhanced under the provisions of the death benefit. (See “Spousal Continuance” under “DEATH BENEFIT.”)  The GMAB Maturity Date does not change.

(2)
The surviving spouse can elect to participate in a new Retirement Asset Protector benefit on the original Contract. The Retirement Asset Protector Fee may be higher than your current fee. The Retirement Asset Protector Fee will be set by us based upon market conditions at the time of election. The Retirement Asset Protector Benefit Base will be equal to the Account Value after the death benefit has been credited. The new GMAB Maturity Date will be 10 years after Retirement Asset Protector has been re-elected.

Certain Tax Considerations

Certain tax considerations may be important to you in connection with a living benefit, such as Retirement Asset Protector. For a discussion of some of these considerations, please refer to “TAX ISSUES UNDER OPTIONAL LIVING BENEFITS” and “TAX CONSIDERATIONS - Impact of Optional Death Benefit and Optional Living Benefit Riders.”

DESIGNATED FUNDS

To participate in an optional living benefit, all of your Account Value must be invested only in Designated Funds at all times during the term of your optional living benefit.

The only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as Designated Funds are as follows:

Asset Allocation Models	Funds (continued)
90/10 Masters Model[1,2]	Fidelity® Variable Insurance Products Fund Freedom 2015 Portfolio -
80/20 Masters Model[2]	Service Class 2
Build Your Portfolio	Fidelity® Variable Insurance Products Fund Freedom 2020 Portfolio -
Service Class 2
Dollar-Cost Averaging Program Options	Fidelity® Variable Insurance Products Balanced Portfolio -
6-Month DCA Guarantee Option	Service Class 2
12-Month DCA Guarantee Option	MFS® Total Return Portfolio - S Class
Oppenheimer Balanced Fund/VA - Service Shares
Funds	AllianceBernstein Balanced Wealth Strategy Fund - Class B2
SC Ibbotson Growth Fund - S Class[2]	Universal Institutional Funds Inc. Equity and Income
SC Ibbotson Balanced Fund - S Class[2]	Portfolio - Class II2
SC Ibbotson Moderate Fund - S Class[2]	BlackRock Global Allocation V.I. - Class 3[2]
1 Not available for investment to Contracts purchased on or after February 17, 2009.
2 Not available for investment if you purchased your Contract through a Bank of America representative between April 25, 2005 and April 20, 2007.

One of the asset allocation models that qualifies as a Designated Fund is the portfolio model that applies to our “build your portfolio” program. That portfolio model and the “build your portfolio” program are described in “BUILD YOUR PORTFOLIO” and in “APPENDIX N -- BUILD YOUR PORTFOLIO.”

If you elected to participate in Income ON Demand II (“IOD II”), Income ON Demand II Escalator (“IOD II Escalator”), Income ON Demand II Plus (“IOD II Plus”) or Retirement Income Escalator II (“RIE II”), and are invested in more than one Designated Fund, we will automatically transfer assets among your Designated Funds to maintain the percentage allocation you selected.  We will make these transfers on a quarterly basis.

If you purchased Secured Returns, Secured Returns 2, Secured Returns for Life, Secured Returns for Life Plus, Income ON Demand (“IOD”), Retirement Income Escalator (“RIE”), or Retirement Asset Protector, and you are invested in more than one Designated Fund, we will not automatically transfer your assets among your Designated Funds to maintain the percentage allocation you selected, unless you have instructed us to do so.

We reserve the right to declare that a particular Fund no longer qualifies as a Designated Fund.  If you are invested in a Designated Fund at the time we declare the Fund to no longer be a Designated Fund, your Account Value can remain in that Fund without canceling your participation in a living benefit. However, any transfers or future Purchase Payments may only be allocated to a Fund that is declared by us to be a Designated Fund at the time of the transaction.  If you are invested in a Fund that has been declared by us to no longer be a Designated Fund, you must first transfer your Account Value from that Fund into one or more of the current Designated Fund(s) if you want to make subsequent Purchase Payments or any additional transfers. (Note that this restriction does not apply to automatic portfolio rebalancing.) We also reserve the right to close Funds only to new Contracts. We will, however, revise the prospectus to give notice to prospective investors of the closing of any Fund.  If a Designated Fund is closed only to new Contracts, any current Account Value may remain in that Fund and future transfers and Purchase Payments to that Fund are permissible, as long as the Fund is still declared by us to be a Designated Fund.

Note that, on IOD, IOD II, IOD II Plus, IOD II Escalator, RIE, and RIE II, we have reserved the right to allow step-ups only if your Account Value is invested in a Fund that has been declared by us to be a Designated Fund.  In such case, if you are invested in a Fund that has been declared by us to no longer be a Designated Fund, you may have to transfer into a current Designated Fund before a step-up can occur. If you decide not to transfer into a current Designated Fund and forgo step-up, then your living benefit rider will continue with all of the benefits except for step-up.

BUILD YOUR PORTFOLIO

Among the choices of Designated Funds is a selection of funds (“portfolio model”) that you design yourself using certain broad guidelines that we provide. To “build your portfolio,” you pick funds from the asset classes available at that time. Altogether you must choose at least three funds but no more than 18 funds for your portfolio model. The amount you may invest in each asset class is determined by a percentage range that we provide for each asset class. The sum of the percentages you invest in the asset classes altogether must total 100%. A chart showing the Funds available in each asset class and the percentage range assigned to each asset class is included in Appendix N.

You may transfer funds within the asset classes as long as your allocations remain within the percentage ranges we have established, and you adhere to the transfer provisions of your Contract. (See “Transfer Privilege,” Short-Term Trading,” and “Funds' Shareholder Trading Policies.”) Withdrawals out of your portfolio model will be taken pro-rata from each of your selected Funds. Any additional Purchase Payments will be allocated proportionally to your current Fund selection. At any time you can change your Fund selection by providing new allocation instructions. (Under the terms of the living benefit riders, however, there are certain limits on the times when you can make additional Purchase Payments.) Your new instructions will change your existing allocations accordingly. Your portfolio will be rebalanced quarterly to maintain your percentage allocations in line with the performance of the Funds over the prior quarter.

If at any time, a fund is closed to new business, no new payments or transfers into the fund will be permitted. However, portfolio rebalancing of the fund will continue. To make a payment into your portfolio model after a fund within the model has been closed, you must redesign your portfolio model without the closed fund. Your entire Account Value will then be reallocated to your new portfolio model.

TAX ISSUES UNDER OPTIONAL LIVING BENEFITS

If your Contract is a Non-Qualified Contract, it is possible that the election of an optional living benefit might increase the taxable portion of any withdrawal you make from the Contract.

If your Contract is a Qualified Contract, the retirement plan governing that Qualified Contract may be subject to certain Required Minimum Distribution (“RMD”) provisions imposed by the Internal Revenue Code (the “Code”) and IRS regulations (collectively, the “Federal Tax Laws”). These RMD provisions require that a yearly amount be distributed from the retirement plan beginning generally in the calendar year in which you attain age 70½. Your failure to withdraw your yearly RMD amount from your retirement plan could result in adverse tax treatment. Because for certain retirement plans we do not know what assets are held by the plan, we assume for all plans that the Qualified Contract is the only asset and we determine a yearly RMD amount for only this Contract (“Yearly RMD Amount”).

Please refer to “Tax Considerations - Impact of Optional Death Benefit and Optional Living Benefit Riders” for more information regarding these and other tax issues that you should consider before electing to participate in an optional living benefit.

Tax Issues Under Retirement Income Escalator II

When you elect to participate in RIE II, we will inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit. To assist you in complying with the RMD requirements, each year, we will notify you in early January of your calculated Yearly RMD Amount and inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit.

In the event that your Yearly RMD Amount attributable to your Contract is greater than the maximum withdrawal amount permitted each year under RIE II, we are currently waiving withdrawal provisions as follows. If you withdraw all or a portion of your Qualified Contract's Yearly RMD Amount from the Contract while participating in RIE II, we reduce your Account Value dollar for dollar by the amount of the withdrawal. In addition, for that year only, your Annual Withdrawal Amount under RIE II will be reduced, dollar for dollar, by the amount of the withdrawal. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than your Annual Withdrawal Amount. In other words, we will not reduce your Annual Withdrawal Amount for future years (or your Withdrawal Benefit Base or Bonus Base), if a Yearly RMD Amount exceeds your Annual Withdrawal Amount, provided that:

●
you withdraw your Qualified Contract's first Yearly RMD Amount in the calendar year you attain age 70½ rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

●	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Account Year, more than one calendar year's Yearly RMD Amount.

Currently, any withdrawal in excess of the Annual Withdrawal Amount that is taken to satisfy the Yearly RMD Amounts will not be treated as an Excess Withdrawal, and will not reduce the Withdrawal Benefit Base. However, if there is any material change to the current Code or IRS Rules governing the timing or determination of required minimum distribution amounts, then the Company reserves the right to treat any withdrawal greater than the Annual Withdrawal Amount as an Excess Withdrawal which may significantly reduce the Withdrawal Benefit Base.

Tax Issues Under Income ON Demand II Escalator

When you elect to participate in IOD II Escalator, you may withdraw annual amounts up to the Yearly RMD Amount without affecting your benefit, subject to the conditions stated below. In the event that your Yearly RMD Amount attributable to your Contract is greater than your Stored Income Balance, we are currently waiving the withdrawal provisions under IOD II Escalator, as follows. If you withdraw all or a portion of your Qualified Contract's Yearly RMD Amount from the Contract while participating in IOD II Escalator, we reduce your Account Value and your Stored Income Balance, dollar for dollar, by the amount of the withdrawal to a value not less than zero. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than your Stored Income Balance. In other words, if a Yearly RMD Amount exceeds your Stored Income Balance, we will reduce your Stored Income Balance, but we will not reduce your Income Benefit Base, provided that:

●
you withdraw your Qualified Contract's first Yearly RMD Amount in the calendar year you attain age 70½ rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

●	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Account Year, more than one calendar year's Yearly RMD Amount.

Currently, any withdrawal in excess of the Annual Income Amount or Stored Income Balance that is taken to satisfy the Yearly RMD Amounts will not be treated as an Excess Withdrawal, and will not reduce the Income Benefit Base. However, if there is any material change to the current Code or IRS Rules governing the timing or determination of required minimum distribution amounts, then the Company reserves the right to treat any withdrawal greater than the Annual Income Amount or Stored Income Balance as an Excess Withdrawal which may significantly reduce the Income Benefit Base.

Tax Issues Under Retirement Asset Protector

If you withdraw all or a portion of your retirement plan's Yearly RMD Amount from the your Qualified Contract while participating in Retirement Asset Protector, we reduce your Account Value by the amount of the withdrawal and your Retirement Asset Protector Benefit Base proportionally (see “Withdrawals Under Retirement Asset Protector”).

DEATH BENEFIT

If the Covered Person dies during the Accumulation Phase, we may pay a death benefit to the designated Beneficiary(ies), using the payment method elected (a single cash payment or one of our Annuity Options). If the Beneficiary is not living on the date of death of the Covered Person, we may pay the death benefit to the surviving Participant, if any, or, if there is no Participant, in one sum to your estate. We do not pay a death benefit if the Covered Person dies during the Income Phase. However, the Beneficiary will receive any annuity payments provided under an Annuity Option that is in effect. If the Contract names more than one Covered Person, we will pay the death benefit upon the first death of such Covered Person.

Amount of Death Benefit

To calculate the amount of the death benefit, we use a “Death Benefit Date.” The Death Benefit Date is the date we receive Due Proof of Death of the Covered Person in an acceptable form, if you have elected a death benefit payment method before the death of the Covered Person and it remains in effect. Otherwise, the Death Benefit Date is the later of the date we receive Due Proof of Death or the date we receive the Beneficiary's election of either payment method or, if the Beneficiary is your spouse, Contract continuation. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, we reserve the right to provide a lump sum to your Beneficiary.

The amount of the death benefit is determined as of the Death Benefit Date.

The Basic Death Benefit

In general, if you were 85 or younger on your Open Date, the death benefit will be the greatest of the following amounts:

(1)	your Account Value for the Valuation Period during which the Death Benefit Date occurs;

(2)	the amount we would pay if you had surrendered your entire Account on the Death Benefit Date; and

(3)
your total Adjusted Purchase Payments (Purchase Payments x (Account Value after withdrawal ÷ Account Value before withdrawal)) as of the Death Benefit Date. See “Calculating the Death Benefit.” Because of the way that Adjusted Purchase Payments are computed, a withdrawal may cause the basic death benefit to decrease by more than the amount of the withdrawal.

If you were 86 or older on your Open Date, the death benefit is equal to amount (2) above. Because this amount will reflect any applicable withdrawal charges and Market Value Adjustment, it may be less than your Account Value.

Optional Death Benefit Riders

Subject to availability in your state, you may enhance the “basic death benefit” by electing one of the following optional death benefit riders. You must make your election on or before the Issue Date. You will pay a charge for the optional death benefit rider you elect. (For a description of these charges, see “Charges for Optional Death Benefit Riders.”) The riders are available only if you are younger than 80 on the Open Date. The optional death benefit election may not be changed after the Contract's Issue Date. The death benefit under all optional death benefit riders will be adjusted for all partial withdrawals as described in this Prospectus under the heading “Calculating the Death Benefit.” For examples of how the death benefit is calculated under the optional death benefit riders, see Appendix - C.

If your Contract is a Qualified Contract, required minimum distributions under the Internal Revenue Code may affect the value of these optional benefits to you.  Please refer to “Impact of Optional Death Benefit and Optional Living Benefit Riders” under “TAX CONSIDERATIONS” for more information regarding tax issues that you should consider before electing these optional benefits.

     Maximum Anniversary Account Value (“MAV”) Rider

Under this rider, the death benefit will be the greater of:

●	the amount payable under the basic death benefit above, or

●
your Highest Account Value on any Account Anniversary before the Covered Person's 81st birthday, adjusted for any subsequent Purchase Payments and partial withdrawals made between that Account Anniversary and the Death Benefit Date.

In determining the Highest Account Value, on the second and each subsequent Account Anniversary, the current Account Value is compared to the previous Highest Account Value, adjusted for any Purchase Payments and partial withdrawals made during the Account Year ending on that Account Anniversary. If the current Account Value exceeds the adjusted Highest Account Value, the current Account Value will become the new Highest Anniversary Account Value.

     5% Premium Roll-Up (“5% Roll-Up”) Rider

Under this rider, the death benefit will be the greater of:

●	the amount payable under the basic death benefit above, or

●	the sum of your total Purchase Payments plus interest accruals, adjusted for partial withdrawals.

Under this rider, interest accrues at a rate of 5% per year on Purchase Payments and transfers to the Variable Account while they remain in the Variable Account. The 5% interest accruals will continue until the earlier of:

●	the first day of the month following your 80th birthday, or

●	the day the death benefit amount under this rider equals twice the sum of your Adjusted Purchase Payments.

     Earnings Enhancement Benefit Premier (“EEB Premier”) Rider

If you elect this EEB Premier Rider, your death benefit will be the amount payable under the basic death benefit, PLUS the “EEB Premier amount.” Calculated as of the Death Benefit Date, the “EEB Premier amount” is determined as follows:

●
If you are 69 or younger on your Open Date, the “EEB Premier amount” will be 45% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap. The cap is 100% of (a) the Adjusted Purchase Payments made prior to your death minus (b) any Purchase Payments made within the twelve months prior to your death but not within your first Account Year.

●
If you are between the ages of 70 and 79 on your Open Date, the “EEB Premier amount” will be 25% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap. The cap is 40% of (a) the Adjusted Purchase Payments made prior to your death minus (b) any Purchase Payments made in the twelve months prior to your death but not within your first Account Year. In addition, on the Account Anniversary following your 85th birthday, the “EEB Premier amount” will be locked in. Partial withdrawals, whether before or after your 85th birthday, will proportionally reduce the “EEB Premier amount.”

     Earnings Enhancement Benefit Premier with MAV (“EEB Premier with MAV”) Rider

If you elect this EEB Premier with MAV Rider, your death benefit will be the amount payable under the MAV Rider PLUS the “EEB Premier amount.” Calculated as of your Death Benefit Date, the “EEB Premier amount” is as follows:

●
If you are 69 or younger on your Open Date, the “EEB Premier amount” will be 45% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap. The cap is 100% of (a) the Adjusted Purchase Payments made prior to your death minus (b) any Purchase Payments made in the twelve months prior to your death but not within your first Account Year.

●
If you are between the ages of 70 and 79 on your Open Date, the “EEB Premier amount” will be 25% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap. The cap is 40% of (a) the Adjusted Purchase Payments made prior to your death minus (b) any Purchase Payments made in the twelve months prior to your death but not within your first Account Year. In addition, on the Account Anniversary following your 85th birthday, the “EEB Premier amount” will be locked in. Partial withdrawals, whether before or after your 85th birthday, will proportionally reduce the “EEB Premier amount.”

     Earnings Enhancement Benefit Premier with 5% Roll-Up (“EEB Premier with 5% Roll-Up”) Rider

If you elect this EEB Premier with 5% Roll-Up Rider, your death benefit will be the amount payable under the 5% Roll-Up Rider PLUS the “EEB Premier amount.” Calculated as of your Death Benefit Date, the “EEB Premier amount” is determined as follows:

●
If you are 69 or younger on your Open Date, the “EEB Premier amount” will be 45% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap. The cap is 100% of (a) the Adjusted Purchase Payments made prior to your death minus (b) any Purchase Payments made in the twelve months prior to your death but not within your first Account Year.

●
If you are between the ages of 70 and 79 on your Open Date, the “EEB Premier amount” will be 25% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap. The cap is 40% of (a) the Adjusted Purchase Payments made prior to your death minus (b) any Purchase Payments made in the twelve months prior to your death but not within your first Account Year. In addition, on the Account Anniversary following your 85th birthday, the “EEB Premier amount” will be locked in. Partial withdrawals, whether before or after your 85th birthday, will proportionally reduce the “EEB Premier amount.”

     Earnings Enhancement Benefit Premier Plus (“EEB Premier Plus”) Rider

If you elect this EEB Premier Plus Rider, your death benefit will be the amount payable under the basic death benefit, PLUS the “EEB Premier Plus amount.”  Calculated as of the Death Benefit Date, the “EEB Premier Plus amount” is determined as follows:

●
If you are 69 or younger on your Open Date, the “EEB Premier Plus amount” will be 75% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap. The cap is 150% of (a) the Adjusted Purchase Payments made prior to your death minus (b) any Purchase Payments made within the 12 months prior to your death but not within your first Account Year.

●
If you are between the ages of 70 and 79 on your Open Date, the “EEB Premier Plus amount” will be 35% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap. The cap is 60% of (a) the Adjusted Purchase Payments made prior to your death minus (b) any Purchase Payments made in the twelve months prior to your death but not within your first Account Year. In addition, on the Account Anniversary following your 85th birthday, the “EEB Premier Plus amount” will be locked in. Partial withdrawals, whether before or after your 85th birthday, will proportionally reduce the “EEB Premier Plus amount.”

Spousal Continuance

If you are the Covered Person and your spouse is the sole Beneficiary, upon your death your spouse may elect to continue the Contract as the Participant and Covered Person, rather than receive the death benefit amount. In that case, we will not pay a death benefit, but the Contract's Account Value will be equal to your Contract's death benefit amount, as defined under the “Basic Death Benefit” or any optional death benefit rider you have selected. All Contract provisions, including any optional death benefit rider you have selected (subject to the optional death benefit rider age restriction), will continue as if your surviving spouse had purchased the Contract on the Death Benefit Date with a deposit equal to the death benefit amount. For purposes of calculating death benefits and expenses from that date forward, your surviving spouse's age on the original effective date of the Contract will be used. Upon surrender or annuitization, this step-up to the surviving spouse will not be treated as premium, but will be treated as income.

Calculating the Death Benefit

In calculating the death benefit amount payable under option (3) of the “Basic Death Benefit” or any of the optional death benefit riders, any partial withdrawals will reduce the death benefit amount to an amount equal to the death benefit amount immediately before the withdrawal multiplied by the ratio of the Account Value immediately after the withdrawal to the Account Value immediately before the withdrawal. Because of the way these adjustments are computed, a withdrawal may cause the basic death benefit to decrease by more than the amount of the withdrawal.

If the death benefit is the amount payable under options (2) or (3) of the “Basic Death Benefit” or under any of the optional death benefit riders, your Account Value may be increased by the excess, if any, of that amount over option (1) of the “Basic Death Benefit.” Any such increase will be allocated to the Sub-Accounts in proportion to your Account Value in those Sub-Accounts on the Death Benefit Date. Such increase will be made only if the Beneficiary elects to annuitize, elects to defer annuitization, or elects to continue the Contract. Also, any portion of this new Account Value attributed to the Fixed Account will be transferred to the Money Market Sub-Account (without the application of a Market Value Adjustment). If a surviving spouse, as the named Beneficiary, elects to continue the Contract after the Covered Person's death, the surviving spouse may transfer any such Fixed Account portion back to the Fixed Account and begin a new Guarantee Period.

Method of Paying Death Benefit

The death benefit may be paid in a single cash payment or as an annuity (either fixed, variable or a combination), under one or more of our Annuity Options. We describe the Annuity Options in this Prospectus under “The Income Phase -- Annuity Provisions.”

During the Accumulation Phase, you may elect the method of payment for the death benefit. These elections are made by sending us at our Annuity Mailing Address an election form, which we will provide. If no such election is in effect on the date of your death, the Beneficiary may elect either a single cash payment or an annuity. If the Beneficiary is your spouse, the Beneficiary may elect to continue the Contract. This election is made by sending us a letter of instruction. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, the Beneficiary shall be deemed to have elected to defer receipt of payment under any death benefit option until a written election is submitted to the Company or a distribution is required by law.

If we pay the death benefit in the form of an Annuity Option, the Beneficiary becomes the Annuitant/Payee under the terms of that Annuity Option.

Non-Qualified Contracts

If your Contract is a Non-Qualified Contract, special distribution rules apply to the payment of the death benefit. The amount of the death benefit must be distributed either (1) as a lump sum within 5 years after your death, or (2) if in the form of an annuity, over a period not greater than the life or expected life of the “designated beneficiary” within the meaning of Section 72(s) of the Internal Revenue Code, with payments beginning no later than one year after your death.

The person you have named as Beneficiary under your Contract, if any, will be the “designated beneficiary.” If the named Beneficiary is not living and no contingent beneficiary has been named, the surviving Participant, if any, or the estate of the deceased Participant automatically becomes the designated beneficiary.

If the designated beneficiary is your surviving spouse, your spouse may continue the Contract in his or her own name as Participant. To make this election, your spouse must give us written notification within 60 days after we receive Due Proof of Death. The special distribution rules will then apply on the death of your spouse. To understand what happens when your spouse continues the Contract, see “Spousal Continuance.”

During the Income Phase, if the Annuitant dies, the remaining value of the Annuity Option in place must be distributed at least as rapidly as the method of distribution under that option.

If the Participant is not a natural person, these distribution rules apply upon the death or removal of any Annuitant.

Payments made in contravention of these special rules would adversely affect the treatment of the Contracts as annuity contracts under the Internal Revenue Code. Neither you nor the Beneficiary may exercise rights that would have that effect.

Selection and Change of Beneficiary

You select your Beneficiary in your Application. You may change your Beneficiary at any time by sending us written notice on our required form, unless you previously made an irrevocable Beneficiary designation. A new Beneficiary designation is not effective until we record the change.

Payment of Death Benefit

Payment of the death benefit in cash will be made within 7 days of the Death Benefit Date, except if we are permitted to defer payment in accordance with the Investment Company Act of 1940. If an Annuity Option is elected, the Annuity Commencement Date will be the first day of the second calendar month following the Death Benefit Date, and your Account will remain in effect until the Annuity Commencement Date.

THE INCOME PHASE -- ANNUITY PROVISIONS

During the Income Phase, we make regular monthly annuity payments to the Annuitant.

The Income Phase of your Contract begins with the Annuity Commencement Date. On that date, we apply your Account Value, adjusted as described under the Annuity Option you have selected, and we make the first annuity payment.

Once the Income Phase begins, no lump sum settlement option or cash withdrawals are permitted, except pursuant to Annuity Option D, Monthly Payments for a Specified Period Certain, as described under “Annuity Options,” and you cannot change the Annuity Option selected. (Also, a Beneficiary receiving payments after the Annuitant's death under Option B, Life Annuity with 60, 120, 180 or 240 Monthly Payments Certain, may elect to receive the discounted value of the remaining payments in a single sum, as discussed under “Annuity Options.”) You may request a full withdrawal before the Annuity Commencement Date, which will be subject to all charges applicable on withdrawals. (See “Withdrawals, Withdrawal Charge and Market Value Adjustment.”)

Selection of Annuitant(s)

You select the Annuitant in your Application. The Annuitant is the person who receives annuity payments during the Income Phase and on whose life these payments are based. In your Contract, the Annuity Option(s) refer to the Annuitant as the “Payee.” If you name someone other than yourself as Annuitant and the Annuitant dies before the Income Phase, you become the Annuitant.

When an Annuity Option has been selected as the method of paying the death benefit, the Beneficiary is the Payee of the annuity payment.

Selection of the Annuity Commencement Date

You select the Annuity Commencement Date in your Application. The following restrictions apply to the date you may select:

●	The earliest possible Annuity Commencement Date is the first Account Anniversary.

●
The latest possible Annuity Commencement Date is the first day of the month following the Annuitant's 95th birthday (“maximum Annuity Commencement Date”). If there is a Co-Annuitant, the Annuity Commencement Date applies to the younger of the Annuitant and Co-Annuitant.

●	The Annuity Commencement Date must always be the first day of a calendar month.

You may change the Annuity Commencement Date by sending us written notice, in a form acceptable to us, with the following additional limitations:

●	We must receive your notice, in good order, at least 30 days before the current Annuity Commencement Date.

●	The new Annuity Commencement Date must be at least 30 days after we receive the notice.

There may be other restrictions on your selection of the Annuity Commencement Date imposed by your retirement plan or applicable law. In most situations, current law requires that for a Qualified Contract, certain minimum distributions must commence no later than April 1 following the year the Annuitant reaches age 70½ (or, for Qualified Contracts other than IRAs, no later than April 1 following the year the Annuitant retires, if later than the year the Annuitant reaches age 70½).

Annuity Options

We offer the following Annuity Options for payments during the Income Phase. Each Annuity Option may be selected for a Variable Annuity, a Fixed Annuity, or a combination of both. We may also agree to other settlement options, at our discretion.

     Annuity Option A - Life Annuity

We provide monthly payments during the lifetime of the Annuitant. Annuity payments stop when the Annuitant dies. There is no provision for continuation of any payments to a Beneficiary. Note that if the Annuitant dies prior to the end of the first month after the Annuity Commencement Date, only one annuity payment will be made.

     Annuity Option B - Life Annuity with 60, 120, 180 or 240 Monthly Payments Certain

We make monthly payments during the lifetime of the Annuitant. In addition, we guarantee that the Beneficiary will receive monthly payments for the remainder of the period certain, if the Annuitant dies during that period. The election of a longer period results in smaller monthly payments. If no Beneficiary is designated, we pay the discounted value of the remaining payments in one sum to the Annuitant's estate. The Beneficiary may also elect to receive the discounted value of the remaining payments in one sum. The discount rate for a Variable Annuity will be the assumed interest rate in effect; the discount rate for a Fixed Annuity will be based on the interest rate we used to determine the amount of each payment.

     Annuity Option C - Joint and Survivor Annuity

We make monthly payments during the lifetime of the Annuitant and another person you designate and during the lifetime of the survivor of the two. We stop making payments when the survivor dies. There is no provision for continuance of any payments to a Beneficiary.

     Annuity Option D - Monthly Payments for a Specified Period Certain

We make monthly payments for a specified period of time from 10 to 30 years, as you elect. The longer the period you elect, the smaller your monthly payments will be. If payments under this option are paid on a variable annuity basis, the Annuitant may elect to receive, in one sum, at any time, some or all of the discounted value of the remaining payments, less any applicable withdrawal charge; the discount rate for this purpose will be the assumed interest rate in effect. If the Annuitant dies during the period selected, the remaining income payments are made as described above for the payments to a Beneficiary under Annuity Option B. The election of this Annuity Option may result in the imposition of a penalty tax.

Selection of Annuity Option

You select one or more of the Annuity Options, which you may change during the Accumulation Phase, as long as we receive your selection or change in writing at least 30 days before the Annuity Commencement Date. If we have not received your written selection on the 30th day before the Annuity Commencement Date, you will receive Annuity Option B, for a life annuity with 120 monthly payments certain.

You may specify the proportion of your Adjusted Account Value you wish to provide a Variable Annuity or a Fixed Annuity. Under a Variable Annuity, the dollar amount of payments will vary, while under a Fixed Annuity, the dollar amount of payments will remain the same. If you do not specify a Variable Annuity or a Fixed Annuity, your Adjusted Account Value will be divided between Variable Annuities and Fixed Annuities in the same proportions as your Account Value was divided between the Variable and Fixed Accounts on the Annuity Commencement Date. You may allocate your Adjusted Account Value applied to a Variable Annuity among the Sub-Accounts, or we will use your existing allocations.

There may be additional limitations on the options you may elect under your particular retirement plan or applicable law.

Remember that the Annuity Option may not be changed once annuity payments begin.

Amount of Annuity Payments

     Adjusted Account Value

The Adjusted Account Value is the amount we apply to provide a Variable Annuity and/or a Fixed Annuity. We calculate Adjusted Account Value by taking your Account Value on the Business Day just before the Annuity Commencement Date and making the following adjustments:

●	We deduct a proportional amount of the Account Fee, based on the fraction of the current Account Year that has elapsed.

●	If applicable, we apply the Market Value Adjustment to your Account Value in the Fixed Account, which may result in a deduction, an addition, or no change.

●	We deduct any applicable premium tax or similar tax if not previously deducted.

     Variable Annuity Payments

On the Annuity Commencement Date, we will exchange your Account's Variable Annuity Units for annuitization units which have annual insurance charges of 1.70% of your average daily net assets, regardless of your age on the Issue Date. Variable Annuity payments may vary each month. We determine the dollar amount of the first payment using the portion of your Adjusted Account Value applied to a Variable Annuity and the Annuity Payment Rates in your Contract, which are based on an assumed interest rate of 3% per year, compounded annually. See “Annuity Payment Rates.”

To calculate the remaining payments, we convert the amount of the first payment into Annuity Units for each Sub-Account; we determine the number of those Annuity Units by dividing the portion of the first payment attributable to the Sub-Account by the Annuity Unit Value of that Sub-Account for the Valuation Period ending just before the Annuity Commencement Date. This number of Annuity Units for each Sub-Account will remain constant (unless the Annuitant requests an exchange of Annuity Units). However, the dollar amount of the next Variable Annuity payment, which is the sum of the number of Annuity Units for each Sub-Account times its Annuity Unit Value for the Valuation Period ending just before the date of the payment, will increase, decrease, or remain the same, depending on the net investment return of the Sub-Accounts.

If the net investment return of the Sub-Accounts selected is the same as the assumed interest rate of 3%, compounded annually, the payments will remain level. If the net investment return exceeds the assumed interest rate, payments will increase and, conversely, if it is less than the assumed interest rate, payments will decrease.

Please refer to the Statement of Additional Information for more information about calculating Variable Annuity Units and Variable Annuity payments, including examples of these calculations.

     Fixed Annuity Payments

Fixed Annuity payments are the same each month. We determine the dollar amount of each Fixed Annuity payment using the fixed portion of your Adjusted Account Value and the applicable Annuity Payment Rates. These will be either (1) the rates in your Contract, or (2) new rates we have published and are using on the Annuity Commencement Date, if they are more favorable. See “Annuity Payment Rates.”

     Minimum Payments

If your Adjusted Account Value is less than $2,000, or the first annuity payment for any Annuity Option is less than $20, we will pay the Adjusted Account Value to the Annuitant in one payment.

Exchange of Variable Annuity Units

During the Income Phase, the Annuitant may exchange Annuity Units in one Sub-Account for Annuity Units in another Sub-Account, up to 12 times each Account Year. Any such exchanges may be subject to any restrictions or other policies that the Funds have adopted to protect the Funds from short-term trading or other practices that are potentially harmful to the Fund (the “Funds' Shareholder Trading Policies”). The applicability of the Funds' Shareholder Trading Policies is the same during the Income Phase as during the Accumulation Phase, and this is discussed in this prospectus under “Funds' Shareholder Trading Policies.” For the reasons discussed there, you should review and comply with each Fund's Shareholder Trading Policies, which are disclosed in the Funds' current prospectuses.

To make an exchange, the Annuitant sends us, at our Annuity Mailing Address, a written request stating the number of Annuity Units in the Sub-Account he or she wishes to exchange and the new Sub-Account for which Annuity Units are requested. The number of new Annuity Units will be calculated so the dollar amount of an annuity payment on the date of the exchange would not be affected. To calculate this number, we use Annuity Unit values for the Valuation Period during which we receive the exchange request.

Before exchanging Annuity Units in one Sub-Account for those in another, the Annuitant should carefully review the relevant Fund prospectuses for the investment objectives and risk disclosure of the Funds in which the Sub-Accounts invest.

During the Income Phase, we permit only exchanges among Sub-Accounts. No exchanges to or from a Fixed Annuity are permitted.

Account Fee

During the Income Phase, we deduct the annual Account Fee of $50 in equal amounts from each Variable Annuity payment. We do not deduct the annual Account Fee from Fixed Annuity payments.

Annuity Payment Rates

The Contracts contain Annuity Payment Rates for each Annuity Option described in this Prospectus. The rates show, for each $1,000 applied, the dollar amount of: (a) the first monthly Variable Annuity payment based on the assumed interest rate specified in the applicable Contract (3% per year, compounded annually); and (b) the monthly Fixed Annuity payment, when this payment is based on the minimum guaranteed interest rate specified in the Contract. We may change these rates under Group Contracts for Accounts established after the effective date of such change (see “Other Contract Provisions -- Modification”).

The Annuity Payment Rates may vary according to the Annuity Option elected and the adjusted age of the Annuitant. The Contracts also describe the method of determining the adjusted age of the Annuitant. The mortality table used in determining the Annuity Payment Rates for Annuity Options A, B and C is the Annuity 2000 Table.

Annuity Options as Method of Payment for Death Benefit

You or your Beneficiary may also select one or more Annuity Options to be used in the event of the Covered Person's death before the Income Phase, as described under the “Death Benefit” section of this Prospectus. In that case, your Beneficiary will be the Annuitant. The Annuity Commencement Date will be the first day of the second month beginning after the Death Benefit Date.

OTHER CONTRACT PROVISIONS

Exercise of Contract Rights

An Individual Contract belongs to the individual to whom the Contract is issued. A Group Contract belongs to the Owner. In the case of a Group Contract, the Owner may expressly reserve all Contract rights and privileges; otherwise, each Participant will be entitled to exercise such rights and privileges. In any case, such rights and privileges can be exercised without the consent of the Beneficiary (other than an irrevocably designated Beneficiary) or any other person. Such rights and privileges may be exercised only before the Annuity Commencement Date, except as the Contract otherwise provides.

The Annuitant becomes the Payee on and after the Annuity Commencement Date. The Beneficiary becomes the Payee on the death of the Covered Person prior to the Annuity Commencement Date, or on the death of the Annuitant after the Annuity Commencement Date. Such Payee may thereafter exercise such rights and privileges, if any, of ownership which continue.

Change of Ownership

Ownership of a Qualified Contract may not be transferred except to: (1) the Annuitant; (2) a trustee or successor trustee of a pension or profit sharing trust which is qualified under Section 401 of the Internal Revenue Code; (3) the employer of the Annuitant, provided that the Qualified Contract after transfer is maintained under the terms of a retirement plan qualified under Section 403(a) of the Internal Revenue Code for the benefit of the Annuitant; (4) the trustee or custodian of an individual retirement account plan qualified under Section 408 of the Internal Revenue Code for the benefit of the Participants under a Group Contract; or (5) as otherwise permitted from time to time by laws and regulations governing the retirement or deferred compensation plans for which a Qualified Contract may be issued. Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company.

The Owner of a Non-Qualified Contract may change the ownership of the Contract prior to the Annuity Commencement Date; and each Participant, in like manner, may change the ownership interest in a Contract. A change of ownership will not be binding on us until we receive written notification, in good order. When we receive such notification, the change will be effective as of the date on which the request for change was signed by the Owner or Participant, as appropriate, but the change will be without prejudice to us on account of any payment we make or any action we take before receiving the change. If you change the Owner of a Non-Qualified Contract, you will become immediately liable for the payment of taxes on any gain realized under the Contract prior to the change of ownership, including possible liability for a 10% federal excise tax.

Change of ownership will not change the Covered Person named when the Contract is issued. This means that all death benefits and surrender charge waivers will continue to be based on the Covered Person and not the Participant. The amount payable on the death of the new Participant will be the Surrender Value.

Voting of Fund Shares

We will vote Fund shares held by the Sub-Accounts at meetings of shareholders of the Funds or in connection with similar solicitations, according to the voting instructions received from persons having the right to give voting instructions. During the Accumulation Phase, you will have the right to give voting instructions, except in the case of a Group Contract where the Owner has reserved this right. During the Income Phase, the Payee (that is the Annuitant or Beneficiary entitled to receive benefits) is the person having such voting rights. We will vote any shares attributable to us and Fund shares for which no timely voting instructions are received in the same proportion as the shares for which we receive instructions from Owners, Participants and Payees, as applicable. Because of this method of proportional voting, a small number of Contract Owners may determine the outcome of a shareholder vote.

Owners of Qualified Contracts issued on a group basis may be subject to other voting provisions of the particular plan and under the Investment Company Act of 1940. Employees who contribute to plans that are funded by the Contracts may be entitled to instruct the Owners as to how to instruct us to vote the Fund shares attributable to their contributions. Such plans may also provide the additional extent, if any, to which the Owners shall follow voting instructions of persons with rights under the plans. If no voting instructions are received from any such person with respect to a particular Participant Account, the Owner may instruct the Company as to how to vote the number of Fund shares for which instructions may be given.

Neither the Variable Account nor the Company is under any duty to provide information concerning the voting instruction rights to persons who may have such rights under plans, other than rights afforded under the Investment Company Act of 1940, or any duty to inquire as to the instructions received by Owners, Participants or others, or the authority of any such persons to instruct the voting of Fund shares. Except as the Variable Account or the Company has actual knowledge to the contrary, the instructions given by Owners under Group Contracts and Payees will be valid as they affect the Variable Account, the Company and any others having voting instruction rights with respect to the Variable Account.

All Fund proxy material, together with an appropriate form to be used to give voting instructions, will be provided to each person having the right to give voting instructions at least 10 days prior to each meeting of the shareholders of the Fund. We will determine the number of Fund shares as to which each such person is entitled to give instructions as of the record date set by the Fund for such meeting, which is expected to be not more than 90 days prior to each such meeting. Prior to the Annuity Commencement Date, the number of Fund shares as to which voting instructions may be given to the Company is determined by dividing the value of all of the Variable Accumulation Units of the particular Sub-Account credited to the Participant Account by the net asset value of one Fund share as of the same date. On or after the Annuity Commencement Date, the number of Fund shares as to which such instructions may be given by a Payee is determined by dividing the reserve held by the Company in the Sub-Account with respect to the particular Payee by the net asset value of a Fund share as of the same date. After the Annuity Commencement Date, the number of Fund shares as to which a Payee is entitled to give voting instructions will generally decrease due to the decrease in the reserve.

Reports to Owners

We will send you, by regular U.S. mail, confirmation of all Purchase Payments (including any interest credited), withdrawals, (including any withdrawal charges, negative market value adjustments, and federal taxes on withdrawals), minimum distributions, death benefit payments, transfers (excluding dollar-cost averaging transfers) and living benefit credits or refunds.  Such confirmations will be sent within two business days after the transaction occurs.

In addition, within 5 business days after each Account Quarter, we will send you a statement showing your current Account Value, death benefit value, and investment allocation by asset class.  Each quarterly statement will detail transactions that occurred during the last Account Quarter including Purchase Payments, annuity payments, transfers (including dollar-cost averaging transfers), partial withdrawals, systematic withdrawals, minimum distributions, portfolio rebalancing, asset reallocations, interest credited on fixed accounts, step-ups credited on living benefits, and annual contract fees assessed.

We will also send you annual and semi-annual reports of the Funds in which you are invested, including a list of investments held by each portfolio as of the current date of the report.

It is your obligation to review each such statement carefully and to report to us, at the address or telephone number provided on the statement, any errors or discrepancies in the information presented therein within 60 days of the date of such statement. Unless we receive notice of any such error or discrepancy from you within such period, we may not be responsible for correcting the error or discrepancy.

Substitution of Securities

Shares of any or all Funds may not always be available for investment under the Contract. We may add or delete Funds or other investment companies as variable investment options under the Contract. We may also substitute for the shares held in any Sub-Account shares of another Fund or shares of another registered open-end investment company or unit investment trust, provided that the substitution has been approved, if required, by the SEC. In the event of any substitution pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the substitution.

Change in Operation of Variable Account

At our election and subject to any necessary vote by persons having the right to give instructions with respect to the voting of Fund shares held by the Sub-Accounts, the Variable Account may be operated as a management company under the Investment Company Act of 1940 or it may be deregistered under the Investment Company Act of 1940 in the event registration is no longer required. Deregistration of the Variable Account requires an order by the SEC. In the event of any change in the operation of the Variable Account pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the change and take such other action as may be necessary and appropriate to effect the change.

Splitting Units

We reserve the right to split or combine the value of Variable Accumulation Units, Annuity Units or any of them. In effecting any such change of unit values, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Contract.

Modification

Upon notice to the Participant, in the case of an Individual Contract, and the Owner and Participant(s), in the case of a Group Contract (or the Payee(s) during the Income Phase), we may modify the Contract if such modification: (1) is necessary to make the Contract or the Variable Account comply with any law or regulation issued by a governmental agency to which the Company or the Variable Account is subject; (2) is necessary to assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or annuity contracts; (3) is necessary to reflect a change in the operation of the Variable Account or the Sub-Account(s) (see “Change in Operation of Variable Account”); (4) provides additional Variable Account and/or fixed accumulation options; or (5) as may otherwise be in the best interests of Owners, Participants, or Payees, as applicable. In the event of any such modification, we may make appropriate endorsement in the Contract to reflect such modification.

In addition, upon notice to the Owner, we may modify a Group Contract to change the withdrawal charges, Account Fee, mortality and expense risk charges, administrative expense charges, the tables used in determining the amount of the first monthly variable annuity and fixed annuity payments and the formula used to calculate the Market Value Adjustment, provided that such modification applies only to Participant Accounts established after the effective date of such modification. In order to exercise our modification rights in these particular instances, we must notify the Owner of such modification in writing. The notice shall specify the effective date of such modification which must be at least 60 days following the date we mail notice of modification. All of the charges and the annuity tables which are provided in the Group Contract prior to any such modification will remain in effect permanently, unless improved by the Company, with respect to Participant Accounts established prior to the effective date of such modification.

Discontinuance of New Participants

We may limit or discontinue the acceptance of new Applications and the issuance of new Certificates under a Group Contract by giving 30 days prior written notice to the Owner. This will not affect rights or benefits with respect to any Participant Accounts established under such Group Contract prior to the effective date of such limitation or discontinuance.

Reservation of Rights

We reserve the right, to the extent permitted by law, to: (1) combine any 2 or more variable accounts or Sub-Accounts; (2) add or delete Funds, sub-series thereof or other investment companies and corresponding Sub-Accounts; (3) add or remove Guarantee Periods available at any time for election by a Participant; and (4) restrict or eliminate any of the voting rights of Participants (or Owners) or other persons who have voting rights as to the Variable Account. Where required by law, we will obtain approval of changes from Participants or any appropriate regulatory authority. In the event of any change pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the change.

Right to Return

If you are not satisfied with your Contract, you may return it by mailing or delivering it to us at our Annuity Mailing Address as shown on the cover of this Prospectus, within 10 days or longer if allowed by your state, after it was delivered to you. State law may also allow you to return the Contract to your sales representative. When we receive the returned Contract, it will be cancelled and we will refund to you your Account Value less the Adjusted Purchase Payment Interest. The Adjusted Purchase Payment Interest that may be deducted is equal to the lesser of:

●	the portion of the Account Value that is attributable to any Purchase Payment Interest, and

●	all Purchase Payment Interest.

This means you receive any gain on Purchase Payment Interest and we bear any loss. If applicable state law requires, we will return the full amount of any Purchase Payment(s) we received.

If you are establishing an Individual Retirement Annuity (“IRA”), the Internal Revenue Code requires that we give you a disclosure statement containing certain information about the Contract and applicable legal requirements. We must give you this statement on or before the date the IRA is established. If we give you the disclosure statement before the seventh day preceding the date the IRA is established, you will not have any right of revocation under the Code. If we give you the disclosure statement at a later date, then you may give us a notice of revocation at any time within 7 days after your Issue Date. Upon such revocation, we will refund your Purchase Payment(s). This right of revocation with respect to an IRA is in addition to the return privilege set forth in the preceding paragraph. We allow a Participant establishing an IRA a “ten day free-look,” notwithstanding the provisions of the Internal Revenue Code.

TAX CONSIDERATIONS

This section provides general information on the federal income tax consequences of ownership of a Contract based upon our understanding of current federal tax laws. Actual federal tax consequences will vary depending on, among other things, the type of retirement plan under which your Contract is issued. Also, legislation altering the current tax treatment of annuity contracts could be enacted in the future and could apply retroactively to Contracts that were purchased before the date of enactment. We make no attempt to consider any applicable federal estate, federal gift, state, or other tax laws. We also make no guarantee regarding the federal, state, or local tax status of any Contract or any transaction involving any Contract. You should consult a qualified tax professional for advice before purchasing a Contract or executing any other transaction (such as a rollover, distribution, withdrawal or payment) involving a Contract.

U.S. Federal Income Tax Considerations

The following discussion applies only to those Contracts issued in the United States. For a discussion of tax considerations affecting Contracts issued in Puerto Rico, see “Puerto Rico Tax Considerations.”

     Deductibility of Purchase Payments

For federal income tax purposes, Purchase Payments made under Non-Qualified Contracts are not deductible.  Under certain circumstances, Purchase Payments made under Qualified Contracts may be excludible or deductible from taxable income.  Any such amounts will also be excluded from the “investment in the contract” for purposes of determining the taxable portion of any distributions from a Qualified Contract. As a general rule, regardless of whether you own a Qualified or a Non-Qualified Contract, the amount of your tax liability on earnings and distributions will depend upon the specific tax rules applicable to your Contract and your particular circumstances.

     Pre-Distribution Taxation of Contracts

Generally, an increase in the value of a Contract will not give rise to a current income tax liability to the Owner of a Contract or to any payee under the Contract until a distribution is received from the Contract.  However, certain assignments or pledges of a Contract or loans under a Contract will be treated as distributions to the Owner of the Contract and will accelerate the taxability of any increases in the value of a Contract.

Also, corporate (or other non-natural person) Owners of a Non-Qualified Contract will generally incur a current tax liability on Account Value increases. There are certain exceptions to this current taxation rule, including: (i) any Contract that is an “immediate annuity”, which the Internal Revenue Code (the “Code”) defines as a single premium contract with an annuity commencement date within one year of the date of purchase which provides for a series of substantially equal periodic payments (to be made not less frequently than annually) during the annuity period, and (ii) any Contract that the non-natural person holds as agent for a natural person (such as where a bank or other entity holds a Contract as trustee under a trust agreement).

You should note that a qualified retirement plan generally provides tax deferral regardless of whether the plan invests in an annuity contract.  For that reason, no decision to purchase a Qualified Contract should be based on the assumption that the purchase of a Qualified Contract is necessary to obtain tax deferral under a qualified plan.

     Distributions and Withdrawals from Non-Qualified Contracts

The Account Value of a Non-Qualified Contract will generally include both (i) an amount attributable to Purchase Payments, the return of which will not be taxable, and (ii) an amount attributable to investment earnings, the receipt of which will be taxable at ordinary income rates. The relative portions of any particular distribution that derive from nontaxable Purchase Payments and taxable investment earnings depend upon the nature and the timing of that distribution.

Any withdrawal of less than your entire Account Value under a Non-Qualified Contract before the Annuity Commencement Date, must be treated as a receipt of investment earnings. You may not treat such withdrawals as a non-taxable return of Purchase Payments unless you have first withdrawn the entire amount of the Account Value that is attributable to investment earnings. For purposes of determining whether an Owner has withdrawn the entire amount of the investment earnings under a Non-Qualified Contract, the Code provides that all Non-Qualified deferred annuity contracts issued by the same company to the same Owner during any one calendar year must be treated as one annuity contract. If you withdraw your entire Account Value under a Non-Qualified Contract before the Annuity Commencement Date (a “full surrender”), the taxable portion will equal the amount you receive less the “investment in the contract” (i.e., the total Purchase Payments (excluding amounts that were deductible by, or excluded from the gross income of, the Owner of a Contract), less any Purchase Payments that were amounts previously received which were not includable in income).

A Payee who receives annuity payments under a Non-Qualified Contract after the Annuity Commencement Date, will generally be able to treat a portion of each payment as a nontaxable return of Purchase Payments and to treat only the remainder of each such payment as taxable investment earnings. Until the Purchase Payments have been fully recovered in this manner, the nontaxable portion of each payment will be determined by the ratio of (i) the total amount of the Purchase Payments made under the Contract, to (ii) the Payee's expected return under the Contract. Once the Payee has received nontaxable payments in an amount equal to total Purchase Payments, no further exclusion is allowed and all future distributions will constitute fully taxable ordinary income. If payments are terminated upon the death of the Annuitant or other Payee before the Purchase Payments have been fully recovered, the unrecovered Purchase Payments may be deducted on the final return of the Annuitant or other Payee.

A penalty tax of 10% may also apply to taxable cash withdrawals, including lump-sum payments from Non-Qualified Contracts. This penalty will generally not apply to distributions made after age 59½, to distributions pursuant to the death or disability of the owner, to distributions that are a part of a series of substantially equal periodic payments made not less frequently than annually for life or life expectancy, or to distributions under an immediate annuity (as defined above).

Death benefits paid upon the death of a Participant are not life insurance benefits and will generally be includable in the income of the recipient to the extent they represent investment earnings under the contract.  For this purpose, the amount of the investment in the contract is not affected by the Participant's or annuitant's death, i.e., the investment in the contract must still be determined by reference to the Participant's investment in the Contract.  Special mandatory distribution rules also apply after the death of the Participant when the beneficiary is not the surviving spouse of the Participant.

If death benefits are distributed in a lump sum, the taxable amount of those benefits will be determined in the same manner as upon a full surrender of the contract.  If death benefits are distributed under an annuity option, the taxable amount of those benefits will be determined in the same manner as annuity payments, as described above.

Any amounts held under a Non-Qualified Contract that are assigned or pledged as collateral for a loan will also be treated as if withdrawn from the Contract.  In addition, upon the transfer of a Non-Qualified Contract by gift (other than to the Participant 's spouse), the Participant must treat an amount equal to the Account Value minus the total amount paid for the Contract as income.

     Distributions and Withdrawals from Qualified Contracts

In most cases, all of the distributions you receive from a Qualified Contract will constitute fully taxable ordinary income. Also, a 10% penalty tax will apply to distributions prior to age 59½, except in certain circumstances.

If you receive a distribution from a Qualified Contract used in connection with a qualified pension plan, from a tax-sheltered annuity, a governmental Code Section 457 plan or an individual retirement annuity “IRA” and roll over some or all of that distribution to another eligible plan, following the rules set out in the Code and IRS regulations, the portion of such distribution that is rolled over will not be includible in your income. An eligible rollover distribution from a qualified plan, tax-sheltered annuity or governmental Section 457 plan will be subject to 20% mandatory withholding as described below. Because the amount of the cash paid to you as an eligible rollover distribution will be reduced by this withholding, you will not be able to roll over the entire account balance under your Contract, unless you use other funds equal to the tax withholding to complete the rollover. Rollovers of IRA distributions are not subject to the 20% mandatory withholding requirement.

An eligible rollover distribution from a qualified plan, governmental Section 457 plan or tax-sheltered annuity is any distribution of all or any portion of the balance to the credit of an employee, except that the term does not include:

●	a distribution which is one of a series of substantially equal periodic payments made annually under a lifetime annuity or for a specified period of ten years or more;

●	any required minimum distribution; or

●	any hardship distribution.

Only you or your surviving spouse Beneficiary may elect to roll over a distribution to an eligible retirement plan. However, a non-surviving-spouse Beneficiary may able to directly transfer a distribution to a so-called inherited IRA that will be subject to the IRS distribution rules applicable to beneficiaries.

     Withholding

In the case of an eligible rollover distribution (as defined above) from a Qualified Contract (other than from an IRA), we (or the plan administrator) must withhold and remit to the U.S. Government 20% of the distribution, unless the Participant or Payee elects to make a direct rollover of the distribution to another qualified retirement plan that is eligible to receive the rollover; however, only you or your surviving spouse Beneficiary may elect a direct rollover. In the case of a distribution from (i) a Non-Qualified Contract, (ii) an IRA, or (iii) a Qualified Contract where the distribution is not an eligible rollover distribution, we will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the Participant or Payee provides us his or her taxpayer identification number and instructs us (in the manner prescribed) not to withhold. The Participant or Payee may credit against his or her federal income tax liability for the year of distribution any amounts that we (or the plan administrator) withhold.

     Investment Diversification and Control

The Treasury Department has issued regulations that prescribe investment diversification requirements for the mutual fund series underlying non-qualified variable contracts. All Non-Qualified Contracts must comply with these regulations to qualify as annuities for federal income tax purposes. The owner of a Non-Qualified Contract that does not meet these guidelines will be subject to current taxation on annual increases in value of the Contract. We believe that each Fund available as an investment option under the Contract complies with these regulations.

The IRS has stated that satisfaction of the diversification requirements described above by itself does not prevent a Participant from being treated as the owner of separate account assets under an “owner control” test.  If a Participant is treated as the owner of separate account assets for tax purposes, the Participant would be subject to taxation on the income and gains from the separate account assets. In published revenue rulings through 1982 and then again in 2003, the IRS has stated that a variable Participant will be considered the owner of separate account assets if the owner possesses incidents of ownership in those assets, such as the ability to exercise control over the investment of the assets.  In Revenue Ruling 2003-91, the IRS considered certain variable annuity and variable life insurance contracts and concluded that the owners of the variable contracts would not be considered the owners of the contracts' underlying assets for federal income tax purposes.

Revenue Ruling 2003-91 states that the determination of whether the owner of a variable contract possesses sufficient incidents of ownership over the assets underlying the variable contract so as to be deemed the owner of those assets for federal income tax purposes will depend on all the facts and circumstances. We do not believe that the differences between the Contract and the contracts described in Revenue Ruling 2003-91 should prevent the holding in Revenue Ruling 2003-91 from applying.  Nevertheless, you should consult with a qualified tax professional on the potential impact of the investor control rules of the IRS as they relate to the investment decisions and activities you may undertake with respect to the Contract.  In addition, the IRS and/or the Treasury Department may issue new rulings, interpretations or regulations on this subject in the future.  Accordingly, we therefore reserve the right to modify the Contracts as necessary to attempt to prevent you from being considered the owner, for tax purposes, of the underlying assets.  We also reserve the right to notify you if we determine that it is no longer practicable to maintain the Contract in a manner that was designed to prevent you from being considered the owner of the assets of the Separate Account.  You bear the risk that you may be treated as the owner of Separate Account assets and taxed accordingly.

     Tax Treatment of the Company and the Variable Account

As a life insurance company under the Code, we will record and report operations of the Variable Account separately from other operations. The Variable Account will not, however, constitute a regulated investment company or any other type of taxable entity distinct from our other operations. Under present law, we will not incur tax on the income of the Variable Account (consisting primarily of interest, dividends, and net capital gains) if we use this income to increase reserves under Contracts participating in the Variable Account.

     Qualified Retirement Plans

“Qualified Contracts” are Contracts used with plans that receive tax-deferral treatment pursuant to specific provisions of the Code.  Annuity contracts also receive tax-deferral treatment.  It is not necessary that you purchase an annuity contract to receive the tax-deferral treatment available through a Qualified Contract.  If you purchase this annuity Contract as a Qualified Contract, you do not receive additional tax-deferral.  Therefore, if you purchase this annuity Contract as a Qualified Contract, you should do so for reasons other than obtaining tax deferral.

You may use Qualified Contracts with several types of qualified retirement plans. Because tax consequences will vary with the type of qualified retirement plan and the plan's specific terms and conditions, we provide below only brief, general descriptions of the consequences that follow from using Qualified Contracts in connection with various types of qualified retirement plans. We stress that the rights of any person to any benefits under these plans may be subject to the terms and conditions of the plans themselves, regardless of the terms of the Qualified Contracts that you are using. These terms and conditions may include restrictions on, among other things, ownership, transferability, assignability, contributions and distributions.

In evaluating whether the Contract is suitable for purchase in connection with a tax qualified plan under Section 401(a) of the Code or a tax-sheltered annuity arrangement under Section 403(b) of the Code, the effect of the Purchase Payment Interest provisions on the plan's compliance with the applicable nondiscrimination requirements should be considered. Violation of the nondiscrimination rules can cause a plan to lose its tax-qualified status under the Code and could result in the full taxation of participants on all of their benefits under the plan. Violation of the nondiscrimination rules might also result in a liability for additional benefits being paid to certain plan participants. Employers intending to use the Contract in connection with such plans should consult with a qualified tax professional.

     Pension and Profit-Sharing Plans

Sections 401(a), 401(k) and 403(a) of the Code permit business employers and certain associations to establish various types of retirement plans for employees. The Code requirements are similar for qualified retirement plans of corporations and those of self-employed individuals. Self-employed persons, as a general rule, may therefore use Qualified Contracts as a funding vehicle for their retirement plans.

     Tax-Sheltered Annuities

Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts and, subject to certain limitations, exclude the amount of purchase payments from gross income for tax purposes. The Code imposes restrictions on cash withdrawals from Section 403(b) annuities (“TSA”).

Effective October 1, 2008, we stopped issuing any new TSAs, including Texas Optional Retirement Program annuities.  After December 31, 2008, we no longer accepted any additional Purchase Payments to any previously issued TSAs.

The Internal Revenue Service’s (“IRS”) comprehensive TSA regulations became effective January 1, 2009, and these regulations, subsequent IRS guidance, and/or the terms of an employer’s TSA plan impose new restrictions on TSAs, including restrictions on (1) the availability of hardship distributions and loans, (2) TSA exchanges within the same employer’s TSA plan, and (3) TSA transfers to another employer’s TSA plan.  You should consult with a qualified tax professional about how the regulations affect you and your TSA.

If TSAs are to receive tax-deferred treatment, cash withdrawals of amounts attributable to salary reduction contributions (other than withdrawals of accumulation account value as of December 31, 1988) may be made only when you attain age 59½, have a severance from employment with the employer, die or become disabled (within the meaning of Section 72(m)(7) of the Code). These restrictions apply to (i) any post-1988 salary reduction contributions, (ii) any growth or interest on post-1988 salary reduction contributions, (iii) any growth or interest on pre-1989 salary reduction contributions that occurs on or after January 1, 1989, and (iv) any pre-1989 salary reduction contributions since we do not maintain records that separately account for such contributions.  It is permissible, however, to withdraw post-1988 salary reduction contributions (but not the earnings attributable to such contributions) in cases of financial hardship.  Financial hardship withdrawals (as well as certain other premature withdrawals) are fully taxable and will be subject to a 10% federal income tax penalty, in addition to any applicable Contract withdrawal charge. Under certain circumstances the 10% federal income tax penalty will not apply if the withdrawal is for medical expenses. A financial hardship withdrawal may not be repaid once it is taken.

The IRS’s TSA regulations provide that TSA financial hardship withdrawals will be subject to the IRS rules applicable to hardship distributions from 401(k) plans.  Specifically, if you have not terminated your employment or reached age 59½, you may be able to withdraw a limited amount of monies if you have an immediate and heavy financial need and the withdrawal amount is necessary to satisfy such financial need.  An immediate and heavy financial need may arise only from:

●	deductible medical expenses incurred by you, your spouse, or your dependents;
●	payments of tuition and related educational fees for the next 12 months of post-secondary education for you, your spouse, or your dependents;
●	costs related to the purchase of your principal residence (not including mortgage payments);
●	payment necessary to prevent eviction from your principal residence or foreclosure of the mortgage on your principal residence;
●	payments for burial or funeral expenses for your parent, spouse, children, or dependents; or
●	expenses for the repair of damage to your principal residence that would qualify for the federal income tax casualty deduction.

You will be required to represent in writing to us (1) that your specified immediate and heavy financial need cannot reasonably be relieved through insurance or otherwise, by liquidation of your assets, by ending any contributions you are making under your TSA plan, by other distributions and nontaxable loans under any of your qualified plans, or by borrowing from commercial sources and (2) that your requested withdrawal amount complies with applicable law, including the federal tax law limit.  And, unless your TSA was issued prior to September 25, 2007 and the only payments you made to such TSA were TSA funds you transferred directly to us from another TSA carrier (a “90-24 Transfer TSA”), your TSA employer also may need to agree in writing to your hardship request.

If your TSA contains a provision that permits loans, you may request a loan but you will be required to represent in writing to us that your requested loan amount complies with applicable law, including the federal tax law limit.  And, unless your TSA is a 90-24 Transfer TSA, your TSA employer also may need to agree in writing to your loan request.

TSAs, like IRAs, are subject to required minimum distributions under the Code.  TSAs are unique, however, in that any account balance accruing before January 1, 1987 (the “pre-1987 balance”) needs to comply with only the minimum distribution incidental benefit (MDIB) rule and not also with the minimum distribution rules set forth in Section 401(a)(9) of the Code.  This special treatment for any pre-1987 balance is, however, conditioned upon the issuer identifying the pre-1987 balance and maintaining accurate records of changes to the balance.  Since we do not maintain such records, your pre-1987 balance, if any, will not be eligible for special distribution treatment.

Under the terms of a particular TSA plan, you may be entitled to transfer or exchange all or a portion of your TSA to one or more alternative funding options within the same or different TSA plan. You should consult the documents governing your TSA plan and your plan administrator for information as to such investment alternatives. If you wish to transfer/exchange your TSA, you will be able to do so only if the issuer of the new TSA certifies to us that the transfer/exchange is permissible under the TSA regulations and the applicable TSA plan.  Your TSA employer also may need to agree in writing to your transfer/exchange request.

     Individual Retirement Arrangements

Sections 219 and 408 of the Code permit eligible individuals to contribute to a so-called “traditional” individual retirement program, including Individual Retirement Accounts and Annuities, Simplified Employee Pension Plans, and SIMPLE Retirement Accounts. Such IRAs are subject to limitations on contribution levels, the persons who may be eligible, and on the time when distributions may commence. In addition, certain distributions from some other types of retirement plans may be placed in an IRA on a tax-deferred basis. The Internal Revenue Service imposes special information requirements with respect to IRAs and we will provide purchasers of the Contracts as Individual Retirement Annuities with any necessary information. You will have the right to revoke a Contract issued as an Individual Retirement Annuity under certain circumstances, as described in the section of this Prospectus entitled “Right to Return.” If your Contract is issued in connection with an Individual Retirement Account, we have no information about the Account and you should contact the Account's trustee or custodian.

     Roth Individual Retirement Arrangements

Section 408A of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Unlike contributions to a traditional IRA under Section 408 of the Code, contributions to a Roth IRA are not tax-deductible. Provided certain conditions are satisfied, distributions are generally tax-free. Like traditional IRAs, Roth IRAs are subject to limitations on contribution amounts and the timing of distributions. If you convert a traditional Individual Retirement Annuity Contract into a Roth IRA Contract or your Individual Retirement Account that holds a Contract is converted to a Roth Individual Retirement Account, the fair market value of the Contract is included in taxable income. Under IRS regulations and Revenue Procedure 2006-13, fair market value may exceed the Contract's account balance.  Thus, you should consult with a qualified tax professional prior to any conversion.

The Internal Revenue Service imposes special information requirements with respect to Roth IRAs and we will provide the necessary information for Contracts issued as Roth Individual Retirement Annuities. If your Contract is issued in connection with a Roth Individual Retirement Account, we have no information about the Account and you should contact the Account's trustee or custodian.

     Impact of Optional Death Benefit and Optional Living Benefit Riders

Qualified Contracts. If your Contract is a traditional IRA annuity or a 403(b) TSA annuity, it is subject to certain required minimum distribution (RMD) requirements imposed by the Internal Revenue Code and IRS regulations. Under the RMD rules, distributions must begin no later than April 1 of the calendar year following the year in which you attain age 70½ or, for non-IRAs, the date of retirement instead of age 70½ if it is later. The RMD amount for a distribution calendar year is generally calculated by dividing the Contract's value as of 12/31 of the prior calendar year by the applicable distribution factor set forth in a Uniform Lifetime Table in the IRS regulations. For Contracts issued in connection with traditional Individual Retirement Accounts, you should contact the Account's trustee or custodian about RMD requirements since we only provide the trustee or custodian with the Contract's value (including any actuarial present value of additional benefits discussed below) so that it can be used in the Account's RMD calculations.

Effective with the 2006 distribution calendar year, the actuarial present value as of 12/31 of any additional benefits that are provided under your Contract (such as optional death and living benefits) will be added to the Contract's Account Value as of 12/31 in order to calculate the RMD amount. There are two exceptions to the requirement that the actuarial present value of an additional benefit must be added to the Account Value for RMD calculation purposes. First, if the only additional benefit provided under a Contract is a return of premium death benefit (i.e., a benefit under which the final payment does not exceed the amount of purchase payments made less prior distributions), then the additional benefit is disregarded and the RMD calculation uses only the 12/31 Account Value. Second, if (1) the Contract provides only for additional benefits that are each reduced on a proportional basis in the event of distributions, with or without a return of premium death benefit that is not reduced in amount proportionately in the event of distributions and (2) the actuarial present value of all the Contract's additional benefits is no more than 20% of the 12/31 Account Value, then the additional benefits are disregarded and the RMD calculation uses only the 12/31 Account Value. When we notify you of the RMD amount for a distribution calendar year, we will inform you if the calculation included the actuarial present value of additional benefits. Because of the above requirements, your initial or renewal election of an optional rider could cause your RMD amount to be higher than it would be without such an election. Prior to electing to participate in (or, if applicable, prior to renewing your participation in) any optional rider, you should consult with a qualified tax professional as to the possible effect of that rider on your yearly RMD amounts.

You may take an RMD amount calculated for a particular IRA annuity from that annuity or from another IRA account or IRA annuity of yours.  Similarly, you may take an RMD amount calculated for a particular TSA annuity from that annuity or from another TSA account or TSA annuity of yours.  If your Qualified Contract is an asset of a qualified retirement plan, the qualified plan is subject to the RMD requirements and the Contract, as an asset of the qualified plan, may need to be used as a source of funds for the RMDs.

If you are subject to the RMD requirements while you are enrolled in the AB Plan under any optional living benefit rider, any RMD amount that you take from the Contract will reduce the amount of the benefit under the AB Plan. This reduction could significantly reduce the value of the optional living benefit to you.

If you are subject to the RMD requirements while you are enrolled in the WB Plan under any optional living benefit rider, and any RMD amount that you take from the Contract ever exceeds the maximum amount that you may withdraw under the terms of the WB Plan, the additional withdrawal amount will reduce the amount of the benefit available under the WB Plan.  This reduction could significantly reduce the value of the optional living benefit to you.

Participants in 403(b) plans who are under age 59½, are subject to withdrawal restrictions under the Internal Revenue Code that may prevent them from being able to make any withdrawals under the WB Plan while they remain under age 59½.

Prior to electing to participate in (or, if applicable, prior to renewing your participation in) any optional living benefit rider, you should consult with a qualified tax professional as to the possible effect of RMD distributions on the benefits that might otherwise be available under any optional living benefit.

If your Contract is a traditional Individual Retirement Annuity or is held by your traditional Individual Retirement Account and you might convert in the future to a Roth IRA (see “Roth Individual Retirement Arrangements”), then your initial or renewal election of an optional rider could cause your taxable income upon conversion to be higher than it would be without such an election.  Prior to electing to participate in (or, if applicable, prior to renewing your participation in) any optional living benefit or death benefit, you should consult with a qualified tax professional as to the possible effect of that benefit on conversion taxable income.

Non-Qualified Contracts.  We are required to make a determination as to the taxability of any withdrawal you make in order to be able to annually report to the IRS and you information about your withdrawal.  Under the Internal Revenue Code, any withdrawal from a Non-Qualified Contract is taxable to the extent the annuity's cash value (determined without regard to surrender charges) exceeds the investment in the contract.  There is no definition of “cash value” in the Code and, for tax reporting purposes, we are currently treating it as the Account Value of the Contract.  However, there can be no assurance that the IRS will agree that this is the correct cash value.  The IRS could, for example, determine that the cash value is the Account Value plus an additional amount representing the value of an optional rider.  If this were to occur, election of an optional rider could cause any withdrawal, including a withdrawal under the withdrawal benefit of any optional living benefit rider, to have a higher proportion of the withdrawal derived from taxable investment earnings.  Prior to electing to participate in an optional rider (or, if applicable, prior to renewing your participation in any optional living benefit), you should consult with a qualified tax professional as to the meaning of “cash value.”

Puerto Rico Tax Considerations

The Contract offered by this Prospectus is considered a non-qualified annuity contract under Section 1022 of the Puerto Rico Internal Revenue Code of 1994, as amended (the “1994 Code”). Under the current provisions of the 1994 Code, no income tax is payable on increases in value of accumulation shares of annuity units credited to a variable annuity contract until payments are made to the annuitant or other payee under such contract.

When payments are made from your Contract in the form of an annuity, the annuitant or other payee will be required to include as gross income the lesser of the amount received during the taxable year or the portion of the amount received equal to 3% of the aggregate premiums or other consideration paid for the annuity. The amount, if any, in excess of the included amount is excluded from gross income as a return of premium. After an amount equal to the aggregate premiums or other consideration paid for the annuity has been excluded from gross income, all of the subsequent annuity payments are considered to be taxable income.

When a payment under a Contract is made in a lump sum, the amount of the payment would be included in the gross income of the Annuitant or other Payee to the extent it exceeds the Annuitant's aggregate premiums or other consideration paid.

The provisions of the 1994 Code with respect to qualified retirement plans described in this Prospectus vary significantly from those under the Internal Revenue Code. We currently offer the Contract in Puerto Rico in connection with Individual Retirement Arrangements that qualify under the U.S. Internal Revenue Code but do not qualify under the Puerto Rico 1994 Code. See the applicable text of this Prospectus under the heading “Federal Tax Status” dealing with such Arrangements and their RMD requirements. We may make Contracts available for use with other retirement plans that similarly qualify under the U.S. Internal Revenue Code but do not qualify under the Puerto Rico 1994 Code.

As a result of IRS Revenue Ruling 2004-75, as amplified by Revenue Ruling 2004-97, we will treat Contract distributions and withdrawals occurring on or after January 1, 2005 as U.S.-source income that is subject to U.S. income tax withholding and reporting.  Under “TAX CONSIDERATIONS,” see “Pre-Distribution Taxation of Contracts,” “Distributions and Withdrawals from Non-Qualified Contracts,” “Withholding” and “Non-Qualified Contracts.” You should consult a qualified tax professional for advice regarding the effect of Revenue Ruling 2004-75 on your U.S. and Puerto Rico income tax situation.

For information regarding the income tax consequences of owning a Contract, you should consult a qualified tax professional.

ADMINISTRATION OF THE CONTRACT

We perform certain administrative functions relating to the Contract, Participant Accounts, and the Variable Account. These functions include, but are not limited to, maintaining the books and records of the Variable Account and the Sub-Accounts; maintaining records of the name, address, taxpayer identification number, Contract number, Participant Account number and type, the status of each Participant Account and other pertinent information necessary to the administration and operation of the Contract; processing Applications, Purchase Payments, transfers and full and partial withdrawals; issuing Contracts and Certificates; administering annuity payments; furnishing accounting and valuation services; reconciling and depositing cash receipts; providing confirmations; providing toll-free customer service lines; and furnishing telephonic transfer services.

DISTRIBUTION OF THE CONTRACT

Contracts are sold by licensed insurance agents (“the Selling Agents”) in those states where the Contract may be lawfully sold.  Such Selling Agents will be registered representatives of affiliated and unaffiliated broker-dealer firms (“the Selling Broker-Dealers”) registered under the Securities Exchange Act of 1934 who are members of the Financial Industry Regulatory Authority (“FINRA”) and who have entered into selling agreements with the Company and the general distributor, Clarendon Insurance Agency, Inc. (“Clarendon”), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.  Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of FINRA.

The Company (or its affiliates, for purposes of this section only, collectively, “the Company”), pays the Selling Broker-Dealers compensation for the promotion and sale of the Contract. The Selling Agents who solicit sales of the Contract typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent.  This compensation is not paid directly by the Participant or the separate account.  The Company intends to recoup this compensation through fees and charges imposed under the Contract, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds.

The amount and timing of commissions the Company may pay to Selling Broker-Dealers may vary depending on the selling agreement but is not expected to be more than 7.00% of Purchase Payments, and 1.25% annually of the Participant's Account Value. The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations, and this compensation may be significant in amount.

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries, including payments to affiliates of the Company, in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers.  This compensation may be significant in amount and may be based on a percentage of Purchase Payments and/or a percentage of Contract Value and/or may be a fixed dollar amount.

In addition to the compensation described above, the Company may make additional cash payments, in certain circumstances referred to as “override” compensations, or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support.  These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company's products on the Selling Broker-Dealers' preferred or recommended list, access to the Selling Broker-Dealers' registered representatives for purposes of promoting sales of the Company's products, assistance in training and education of the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars.  The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealer's actual or expected aggregate sales of our variable contracts (including the Contract) or assets held within those contracts and/or may be a fixed dollar amount. Broker-dealers receiving these additional payments may pass on some or all of the payments to the Selling Agent. The prospect of receiving, or the receipt of additional compensation as described above may provide Selling Broker-Dealers with an incentive to favor sales of the Contracts over other variable annuity contracts (or other investments) with respect to which the Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation. You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Contracts.

In addition to selling our variable contracts (including the Contract), some Selling Broker-Dealers or their affiliates may have other business relationships with the Company. Those other business relationships may include, for example, reinsurance agreements pursuant to which an affiliate of the Selling Broker-Dealer provides reinsurance to the Company relative to some or all of the Policies or other variable policies issued by the Company or its affiliates. The potential profits for a Selling Broker-Dealer or its affiliates (including its registered representatives) associated with such reinsurance arrangements could be significant in amount and could indirectly provide incentives to the Selling Broker-Dealer and its Selling Agents to recommend products for which they provide reinsurance over similar products which do not result in potential reinsurance profits to the Selling Broker-Dealer or its affiliate. The operation of an individual contract is not impacted by whether the policy is subject to a reinsurance arrangement between the Company and an affiliate of the Selling Broker-Dealer.

As discussed in the preceding paragraphs, the Selling Broker-Dealer may receive numerous forms of payments that, directly or indirectly, provide incentives to, and otherwise facilitate and encourage the offer and sale of the Contracts by Selling Broker-Dealers and their registered representatives. Such payments may be greater or less in connection with the Contracts than in connection with other products offered and sold by the Company or by others. Accordingly, the payments described above may create a potential conflict of interest, as they may influence your Selling Broker-Dealer or registered representative to present a Contract to you instead of (or more favorably than) another product or products that might be preferable to you.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of a Contract.

Commissions may be waived or reduced in connection with certain transactions described in this Prospectus under the heading “Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates.” During 2006, 2007, and 2008, approximately $3,411,324, $4,858,648, and $3,516,538, respectively, in commissions were paid to but not retained by Clarendon in connection with the distribution of the Contracts.

AVAILABLE INFORMATION

The Company and the Variable Account have filed with the SEC registration statements under the Securities Act of 1933 relating to the Contracts. This Prospectus does not contain all of the information contained in the registration statements and their exhibits. For further information regarding the Variable Account, the Company and the Contracts, please refer to the registration statements and their exhibits.

In addition, the Company is subject to the informational requirements of the Securities Exchange Act of 1934. We file reports and other information with the SEC to meet these requirements.

You can inspect and copy this information and our registration statements at the SEC's public reference facilities at the following locations: Washington, D.C. -- 100 F Street, N.E., Washington, D.C. 20549-0102, telephone (202) 551-8090; Chicago, Illinois -- 500 West Madison Street, Chicago, IL 60661. The Washington, D.C. office will also provide copies by mail for a fee. You may also find these materials on the SEC's website (http://www.sec.gov).

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

The Company's Annual Report on Form 10-K for the year ended December 31, 2008 filed with the SEC pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) is incorporated herein by reference. All documents or reports we file pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, after the date of this prospectus and prior to the termination of the offering, shall be deemed incorporated by reference into the prospectus.

The Company will furnish, without charge, to each person to whom a copy of this Prospectus is delivered, upon the written or oral request of such person, a copy of the documents referred to above which have been incorporated by reference into this Prospectus, other than exhibits to such documents (unless such exhibits are specifically incorporated by reference in this Prospectus). Requests for such documents should be directed to the Secretary, Sun Life Assurance Company of Canada (U.S.), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, telephone (800) 225-3950.

STATE REGULATION

The Company is subject to the laws of the State of Delaware governing life insurance companies and to regulation by the Commissioner of Insurance of Delaware. An annual statement is filed with the Commissioner of Insurance on or before March lst in each year relating to the operations of the Company for the preceding year and its financial condition on December 31st of such year. Its books and records are subject to review or examination by the Commissioner or his agents at any time and a full examination of its operations is conducted at periodic intervals.

The Company is also subject to the insurance laws and regulations of the other states and jurisdictions in which it is licensed to operate. The laws of the various jurisdictions establish supervisory agencies with broad administrative powers with respect to licensing to transact business, overseeing trade practices, licensing agents, approving policy forms, establishing reserve requirements, fixing maximum interest rates on life insurance policy loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements and regulating the type and amounts of investments permitted. Each insurance company is required to file detailed annual reports with supervisory agencies in each of the jurisdictions in which it does business and its operations and accounts are subject to examination by such agencies at regular intervals.

In addition, many states regulate affiliated groups of insurers, such as the Company, Sun Life (Canada) and its affiliates, under insurance holding company legislation. Under such laws, inter-company transfers of assets and dividend payments from insurance subsidiaries may be subject to prior notice or approval, depending on the size of such transfers and payments in relation to the financial positions of the companies involved. Under insurance guaranty fund laws in most states, insurers doing business therein can be assessed (up to prescribed limits) for policyholder losses incurred by insolvent companies. The amount of any future assessments of the Company under these laws cannot be reasonably estimated. However, most of these laws do provide that an assessment may be excused or deferred if it would threaten an insurer's own financial strength and many permit the deduction of all or a portion of any such assessment from any future premium or similar taxes payable.

Although the federal government generally does not directly regulate the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Current and proposed federal measures which may significantly affect the insurance business include employee benefit regulation, removal of barriers preventing banks from engaging in the insurance business, tax law changes affecting the taxation of insurance companies, the tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles.

LEGAL PROCEEDINGS

There are no pending legal proceedings affecting the Variable Account. We and our subsidiaries are engaged in various kinds of routine litigation which, in management's judgment, is not of material importance to our respective total assets or material with respect to the Variable Account.

FINANCIAL STATEMENTS

The financial statements of the Company which are included in the SAI should be considered only as bearing on the ability of the Company to meet its obligations with respect to amounts allocated to the Fixed Account and with respect to the death benefit and the Company's assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Fund shares held in the Sub-Accounts of the Variable Account.

The financial statements of the Variable Account for the year ended December 31, 2008 are also included in the SAI.

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

Sun Life Assurance Company of Canada (U.S.)
Advertising and Sales Literature
Tax-Deferred Accumulation
Calculations
Example of Variable Accumulation Unit Value Calculation
Example of Variable Annuity Unit Calculation
Example of Variable Annuity Payment Calculation
Distribution of the Contracts
Designation and Change of Beneficiary
Custodian
Independent Registered Public Accounting Firm
Financial Strength and Credit Ratings
Financial Statements

This Prospectus sets forth information about the Contract and the Variable Account that a prospective purchaser should know before investing. Additional information about the Contract and the Variable Account has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated May 1, 2009 which is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge from Sun Life Assurance Company of Canada (U.S.). To receive a copy, return this request form to the address shown below or telephone (800) 752-7215.

-------------------------------------------------------------------------------------------------------------------------

To:	Sun Life Assurance Company of Canada (U.S.)
P.O. Box 9133
Wellesley Hills, Massachusetts 02481

Please send me a Statement of Additional Information for
Sun Life Financial Masters Extra Variable and Fixed Annuity
Sun Life of Canada (U.S.) Variable Account F.

Name:

Address:

City:	State:	Zip Code:

Telephone:

APPENDIX A -
GLOSSARY

The following terms as used in this Prospectus have the indicated meanings:

ACCOUNT or PARTICIPANT ACCOUNT: An account established for each Participant to which Net Purchase Payments are credited.

ACCOUNT QUARTER: A three-month period, with the first Account Quarter beginning on your Issue Date.

ACCOUNT VALUE: The Variable Accumulation Value, if any, plus the Fixed Accumulation Value, if any, of your Account for any Valuation Period.

ACCOUNT YEAR and ACCOUNT ANNIVERSARY: Your first Account Year is the period 365 days (366, if a leap year) from the date on which we issued your Contract. Your Account Anniversary is the last day of an Account Year. Each Account Year after the first is the 365-day period that begins on your Account Anniversary. For example, if the Issue Date is on March 12, the first Account Year is determined from the Issue Date and ends on March 12 of the following year. Your Account Anniversary is March 12 and all Account Years after the first are measured from March 12. (If the Anniversary Date falls on a non-Business Day, the previous Business Day will be used.)

ACCUMULATION PHASE: The period before the Annuity Commencement Date and during the lifetime of the Annuitant (and while the Covered Person and all Owners are still alive) during which you make Purchase Payments under the Contract. This is called the “Accumulation Period” in the Contract.

ADJUSTED PURCHASE PAYMENTS: Purchase Payments adjusted for partial withdrawals as described in “Calculating the Death Benefit.”

*ANNUITANT: The person or persons to whom the first annuity payment is made. If either Annuitant dies prior to the Annuity Commencement Date, the surviving Annuitant will become the sole Annuitant.

ANNUITY COMMENCEMENT DATE: The date on which the first annuity payment under each Contract is to be made.

ANNUITY OPTION: The method you choose for making annuity payments.

ANNUITY UNIT: A unit of measure used in the calculation of the amount of the second and each subsequent Variable Annuity payment from the Variable Account.

APPLICATION: The document signed by you or other evidence acceptable to us that serves as your application for participation under a Group Contract or purchase of an Individual Contract.

*BENEFICIARY: The person or entity having the right to receive the death benefit and, for a Certificate issued under a Non-Qualified Contract, who is the “designated beneficiary” for purposes of Section 72(s) of the Code in the event of the Participant's death. Notwithstanding the foregoing, if there is more than one Participant of a Non-Qualified Contract, the surviving Participant will be deemed the beneficiary under the preceding sentence and any other designated beneficiary will be treated as a contingent beneficiary.

BUSINESS DAY: Any day the New York Stock Exchange is open for trading. Also, any day on which we make a determination of the value of a Variable Accumulation Unit.

CERTIFICATE: The document for each Participant which evidences the coverage of the Participant under a Group Contract.

COMPANY (“WE,” “US,” “SUN LIFE (U.S.)”): Sun Life Assurance Company of Canada (U.S.).

CONTRACT: Any Individual Contract, Group Contract, or Certificate issued under a Group Contract.

COVERED PERSON: The person(s) identified as such in the Contract whose death will trigger the death benefit provisions of the Contract and whose medically necessary stay in a hospital or nursing facility may allow the Participant to be eligible for a waiver of the withdrawal charge. The Participant/Owner is the Covered Person unless there is a non-natural Owner, such as a trust, in which case the Annuitant is the Covered Person.

DEATH BENEFIT DATE: If you have elected a death benefit payment option before the Covered Person's death that remains in effect, the date on which we receive Due Proof of Death. If your Beneficiary elects the death benefit payment option, the later of (a) the date on which we receive the Beneficiary's election and (b) the date on which we receive Due Proof of Death. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, the Beneficiary shall be deemed to have elected to defer receipt of payment under any death benefit option until such time as a written election is received by the Company or a distribution is required by law.

DUE PROOF OF DEATH: An original certified copy of an official death certificate, an original certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other information or documentation required by the Company that is necessary to make payment (e.g. taxpayer identification numbers, beneficiary names and addresses, state inheritance tax waivers, etc.).

FIFTH-YEAR ANNIVERSARY: The fifth Account Anniversary and each succeeding Account Anniversary occurring at any five year interval thereafter; for example, the 10th, 15th, and 20th Account Anniversaries.

FIXED ACCOUNT: The general account of the Company, consisting of all assets of the Company other than those allocated to a separate account of the Company.

FIXED ACCOUNT VALUE: The value of that portion of your Account allocated to the Fixed Account.

FIXED ANNUITY: An annuity with payments which do not vary as to dollar amount.

FUND: A registered management investment company, or series thereof, in which assets of a Sub-Account may be invested.

GROUP CONTRACT: A Contract issued by the Company on a group basis.

GUARANTEE AMOUNT: Each separate allocation of Account Value to a particular Guarantee Period (including interest earned thereon).

GUARANTEE PERIOD: The period for which a Guaranteed Interest Rate is credited.

GUARANTEED INTEREST RATE: The rate of interest we credit on a compound annual basis during any Guarantee Period.

INCOME PHASE: The period on and after the Annuity Commencement Date and during the lifetime of the Annuitant during which we make annuity payments under the Contract.

INDIVIDUAL CONTRACT: A Contract issued by the Company on an individual basis.

ISSUE DATE: The date the Contract becomes effective which is the date we apply your initial Net Purchase Payment to your Account and issue your Contract. This is called the “Date of Coverage” in the Contract.

NET INVESTMENT FACTOR: An index applied to measure the investment performance of a Sub-Account from one Valuation Period to the next. The Net Investment Factor may be greater or less than or equal to one.

NET PURCHASE PAYMENT: The portion of a Purchase Payment which remains after the deduction of any applicable premium tax or similar tax.

NON-QUALIFIED CONTRACT: A Contract used in connection with a retirement plan that does not receive favorable federal income tax treatment under Sections 401, 403, 408, or 408A of the Internal Revenue Code. The Participant's interest in the Contract must be owned by a natural person or agent for a natural person for the Contract to receive income tax treatment as an annuity.

OPEN DATE: The date your Application is received by the Company.

*OWNER: The person, persons or entity entitled to the ownership rights stated in a Group Contract and in whose name or names the Group Contract is issued. The Owner may designate a trustee or custodian of a retirement plan which meets the requirements of Section 401, Section 408(c), Section 408(k), Section 408(p) or Section 408A of the Internal Revenue Code to serve as legal owner of assets of a retirement plan, but the term “Owner,” as used herein, shall refer to the organization entering into the Group Contract.

*PARTICIPANT: In the case of an Individual Contract, the owner of the Contract. In the case of a Group Contract, the person named in the Contract who is entitled to exercise all rights and privileges of ownership under the Contract, except as reserved by the Owner. If there are two Participants, the death benefit is paid upon the death of either Participant.

PAYEE: A recipient of payments under a Contract. The term includes an Annuitant or a Beneficiary who becomes entitled to benefits upon the death of the Participant, or on the Annuity Commencement Date.

PURCHASE PAYMENT (PAYMENT): An amount paid to the Company as consideration for the benefits provided by a Contract.

PURCHASE PAYMENT INTEREST: The amount of extra interest the Company credits to a Contract for each Purchase Payment made. The rate of interest varies between 2% and 6% of the Purchase Payment based upon the interest rate option chosen at the time of application, as described under “Purchase Payment Interest” in this Prospectus.

QUALIFIED CONTRACT: A Contract used in connection with a retirement plan which may receive favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code of 1986, as amended.

RENEWAL DATE: The last day of a Guarantee Period.

SUB-ACCOUNT: That portion of the Variable Account which invests in shares of a specific Fund.

SURRENDER VALUE: The amount payable on full surrender of your Contract.

VALUATION PERIOD: The period of time from one determination of Variable Accumulation Unit or Annuity Unit values to the next subsequent determination of these values. Value determinations are made as of the close of the New York Stock Exchange on each day that the Exchange is open for trading.

VARIABLE ACCOUNT: Variable Account F of the Company, which is a separate account of the Company consisting of assets set aside by the Company, the investment performance of which is kept separate from that of the general assets of the Company.

VARIABLE ACCUMULATION UNIT: A unit of measure used in the calculation of Variable Account Value.

VARIABLE ACCOUNT VALUE: The value of that portion of your Account allocated to the Variable Account.

VARIABLE ANNUITY: An annuity with payments which vary as to dollar amount in relation to the investment performance of the Variable Account.

YOU and YOUR: The terms “you” and “your” refer to “Owner,” “Participant,” and/or “Covered Person” as those terms are identified in the Contract.

*You specify these items on the Application, and may change them, as we describe in this Prospectus.

APPENDIX B -
WITHDRAWALS, WITHDRAWAL CHARGES & MARKET VALUE ADJUSTMENT

Part 1: Variable Account (the Market Value Adjustment does not apply to the Variable Account)

Withdrawal Charge Calculation:

Full Withdrawal:

Assume a Purchase Payment of $40,000 is made on the Issue Date, no additional Purchase Payments are made and there are no partial withdrawals. The table below presents three examples of the withdrawal charge resulting from a full withdrawal of your Account, based on hypothetical Account Values.

					Payment
	Hypothetical		Cumulative	Free	Subject to	Withdrawal	Withdrawal
Account	Account	Annual	Annual	Withdrawal	Withdrawal	Charge	Charge
Year	Value	Earnings	Earnings	Amount	Charge	Percentage	Amount

(a)	1	$41,000	$1,000	$ 1,000	$ 4,000	$37,000	8.00%	$2,960
	2	$45,100	$4,100	$ 5,100	$ 4,000	$40,000	8.00%	$3,200
	3	$49,600	$4,500	$ 9,600	$ 4,100	$40,000	7.00%	$2,800
(b)	4	$52,100	$2,500	$12,100	$ 4,500	$40,000	6.00%	$2,400
	5	$57,300	$5,200	$17,300	$ 4,000	$40,000	5.00%	$2,000
	6	$63,000	$5,700	$23,000	$ 5,200	$40,000	4.00%	$1,600
	7	$66,200	$3,200	$26,200	$ 5,700	$40,000	3.00%	$1,200
(c)	8	$72,800	$6,600	$32,800	$40,000	$ 0	0.00%	$ 0

(a)
The free withdrawal amount in any year is equal to the amount of any Purchase Payments made prior to the last 7 Account Years (“Old Payments”) that were not previously withdrawn plus the greater of (1) the Contract's earnings during the prior Account Year, and (2) 10% of any Purchase Payments made in the last 7 Account Years (“New Payments”). In Account Year 1, the free withdrawal amount is $4,000, which equals 10% of the Purchase Payment of $40,000. On a full withdrawal of $41,000, the amount subject to a withdrawal charge is $37,000, which equals the Account Value of $41,000 minus the free withdrawal amount of $4,000.

(b)
In Account Year 4, the free withdrawal amount is $4,500, which equals the prior Account Year's earnings. On a full withdrawal of $52,100, the amount subject to a withdrawal charge is $40,000.  The first $4,500 withdrawn is the free amount, then Purchase Payments are withdrawn and subject to a withdrawal charge.  The remaining $7,600 of this withdrawal comes from liquidating earnings and is not subject to a withdrawal charge.

(c)
In Account Year 8, the free withdrawal amount is $40,000, which equals 100% of the Purchase Payment of $40,000. On a full withdrawal of $72,800, the amount subject to a withdrawal charge is $0, since the New Payments equal $0.

Partial Withdrawal

Assume a single Purchase Payment of $40,000 is made on the Issue Date, no additional Purchase Payments are made, no partial withdrawals have been taken prior to the fourth Account Year, and there are a series of 4 partial withdrawals made during the fourth Account Year of $4,100, $9,000, $12,000, and $20,000.

						Remaining
	Hypothetical					Free	Amount of
	Account					Withdrawal	Withdrawal
	Value					Amount	Subject to	Withdrawal	Withdrawal
	Before		Cumulative		Amount of	Before	Withdrawal	Charge	Charge
Year	Withdrawal		Earnings	Earnings	Withdrawal	Withdrawal	Charge	Percentage	Amount
	1	$41,000	$1,000	$ 1,000	$ 0	$4,000	$ 0	8.00%	$ 0
	2	$45,100	$4,100	$ 5,100	$ 0	$4,000	$ 0	8.00%	$ 0
	3	$49,600	$4,500	$ 9,600	$ 0	$4,100	$ 0	7.00%	$ 0
(a)	4	$50,100	$ 500	$10,100	$ 4,100	$4,500	$ 0	6.00%	$ 0
(b)	4	$46,800	$ 800	$10,900	$ 9,000	$ 400	$ 8,600	6.00%	$516
(c)	4	$38,400	$ 600	$11,500	$ 12,000	$ 0	$12,000	6.00%	$720
(d)	4	$26,800	$ 400	$11,900	$ 20,000	$ 0	$19,400	6.00%	$1,164

(a)
In Account Year 4, the free withdrawal amount is $4,500, which equals the prior Account Year's earnings. The partial withdrawal amount of $4,100 is less than the free withdrawal amount, so there is no withdrawal charge.

(b)
Since a partial withdrawal of $4,100 was taken, the remaining free withdrawal amount in Account Year 4 is $4,500 - $4,100 = $400. Therefore, $400 of the $9,000 withdrawal is not subject to a withdrawal charge, and $8,600 is subject to a withdrawal charge.

(c)
Since the total of the two prior Account Year 4 partial withdrawals ($13,100) is greater than the free withdrawal amount of $4,500, there is no remaining free withdrawal amount. The entire withdrawal amount of $12,000 is subject to a withdrawal charge.

(d)
Since the total of the three prior Account Year 4 partial withdrawals ($25,100) is greater than the free withdrawal amount of $4,500, there is no remaining free withdrawal amount. Since the total amount of New Purchase Payments was $40,000 and $20,600 of New Payments has already been surrendered, only $19,400 of this $20,000 withdrawal comes from liquidating Purchase Payments. The remaining $600 of this withdrawal comes from liquidating earnings and is not subject to a withdrawal charge.

Note that since all of the Purchase Payments were liquidated by the final withdrawal of $20,000, the total withdrawal charge for the four Account Year 4 withdrawals is $2,400, which is the same amount that was assessed for a full liquidation in Account Year 4 in the example on the previous page. Any additional Account Year 4 withdrawals in the example shown on this page would come from the liquidating of earnings and would not be subject to a withdrawal charge.

Part 2 -- Fixed Account -- Examples of the Market Value Adjustment (“MVA”)

The MVA Factor is:

(1 + I	)	N/12	- 1
1 + J + b

These examples assume the following:

1)	The Guarantee Amount was allocated to a 5-year Guarantee Period with a Guaranteed Interest Rate of 6% or .06.
2)	The date of surrender is 2 years from the Expiration Date (N = 24).
3)	The value of the Guarantee Amount on the date of surrender is $11,910.16.
4)	The interest earned in the current Account Year is $674.16.
5)	No transfers or partial withdrawals affecting this Guarantee Amount have been made.
6)	Withdrawal charges, if any, are calculated in the same manner as shown in the examples in Part 1.

Example of a Negative MVA:

Assume that on the date of surrender, the current rate (J) is 8% or .08 and the b factor is zero.

The MVA factor =	(1 + I )	N/12	- 1
	1 + J + b

=	(1 + .06)	24/12	- 1
	1 + .08

=	(.981) [2]	- 1

=	.963 - 1

=	-.037

The value of the Guarantee Amount less interest credited to the Guarantee Amount in the current Account Year is multiplied by the MVA factor to determine the MVA:

($11,910.16 - $674.16) x (-.037) = -$415.73

-$415.73 represents the MVA that will be deducted from the value of the Guarantee Amount before the deduction of any withdrawal charge.

For a partial withdrawal of $2,000 from this Guarantee Amount, the MVA would be ($2,000.00 - $674.16) x (-.037)  =  -$49.06. -$49.06 represents the MVA that will be deducted from the partial withdrawal amount before the deduction of any withdrawal charge.

Example of a Positive MVA:

Assume that on the date of surrender, the current rate (J) is 5% or .05 and the b factor is zero.

The MVA factor =	(1 + I )	N/12	- 1
	1 + J + b

=	(1 + .06)	24/12	- 1
	1 + .05

=	(1.010) [2]	- 1

=	1.019 - 1

=	.019

The value of the Guarantee Amount less interested credit to the Guarantee Amount in the current Account Year is multiplied by the MVA factor to determine the MVA:

($11,910.16 - $674.16) x .019 = $213.48

$213.48 represents the MVA that would be added to the value of the Guarantee Amount before the deduction of any withdrawal charge.

For a partial withdrawal of $2,000 from this Guarantee Amount, the MVA would be ($2,000.00 - $674.16) x .019 = $25.19.

$25.19 represents the MVA that would be added to the value of the partial withdrawal amount before the deduction of any withdrawal charge.

APPENDIX C -
OPTIONAL DEATH BENEFIT EXAMPLES

CALCULATION OF 5% PREMIUM ROLL-UP OPTIONAL DEATH BENEFIT

Example 1:

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later.  Assume that all of the money is invested in the Sub-Accounts.  No withdrawals are made.  The Owner dies in the ninth Account Year.  The Account Value on the Death Benefit Date is $135,000, and the value of the Purchase Payments accumulated at 5% until the Death Benefit Date is $145,000.  The calculation of the death benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
5% Premium Roll-Up Value *	=	$145,000
The Death Benefit Amount would therefore	=	$145,000

* The 5% Premium Roll-Up Value is capped at 2 times the Adjusted Purchase Payments. Therefore, the cap = 2 x $100,000 = $200,000.

Example 2:

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later.  Assume that all of the money is invested in the Sub-Accounts and that the Account Value is $150,000 just prior to a $30,000 withdrawal.  The Account Value on the Death Benefit Date is $90,000.  The calculation of the death benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$ 90,000
Cash Surrender Value*	=	$ 89,950
Total of Adjusted Purchase Payments**	=	$ 80,000
5% Premium Roll-Up Value***	=	$116,000
The Death Benefit Amount would therefore	=	$116,000

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see “Full Withdrawals” under the subheading “Cash Withdrawals.”

**Adjusted Purchase Payments can be calculated as follows: Purchase Payments x (Account Value after withdrawal ÷ Account Value before withdrawal) = $100,000 x ($120,000 ÷ $150,000) = $80,000.

***The 5% Premium Roll-Up Value is capped at 2 times the Adjusted Purchase Payments. Therefore, the cap = 2 x $80,000 = $160,000.

CALCULATION OF EEB PREMIER OPTIONAL DEATH BENEFIT

Example 1:

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. In addition, this Contract was issued prior to the owner's 70th birthday. Assume death occurs in Account Year 9. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value*	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
The Death Benefit Amount would therefore	=	$135,000

        -- PLUS --

The EEB amount, calculated as follows:
Account Value minus Adjusted Purchase Payments	=	$ 35,000
45% of the above amount	=	$ 15,750
Cap of 100% of Adjusted Purchase Payments	=	$100,000
The lesser of the above two amounts = the EEB Premier amount	=	$ 15,750

The total Death Benefit would be the amount paid on the basic death benefit plus the EEB Premier amount = $135,000 + $15,750 = $150,750.

Example 2:

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts and that the Account Value is $135,000 just prior to a $20,000 withdrawal. The Account Value on the Death Benefit Date is $115,000. In addition, this Contract was issued prior to the owner's 70th birthday and death occurs in year 9.

The Death Benefit Amount will be the greatest of:
Account Value	=	$115,000
Cash Surrender Value*	=	$115,000
Total of Adjusted Purchase Payments**	=	$ 85,185
The Death Benefit Amount would therefore	=	$115,000

        -- PLUS --

The EEB amount, calculated as follows:
Account Value minus Adjusted Purchase Payments	=	$29,815
45% of the above amount	=	$13,417
Cap of 100% of Adjusted Purchase Payments	=	$85,185
The lesser of the above two amounts = the EEB Premier amount	=	$13,417

The total Death Benefit would be the amount paid on the basic death benefit plus the EEB Premier amount = $115,000 + $13,417 = $128,417.

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see “Full Withdrawals” under the subheading “Cash Withdrawals.”

**Adjusted Purchase Payments can be calculated as follows: Payments x (Account Value after withdrawal ÷ Account Value before withdrawal) = $100,000 x ($115,000 ÷ $135,000) = $85,185.

CALCULATION OF EEB PREMIER PLUS OPTIONAL DEATH BENEFIT

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. In addition, this Contract was issued prior to the owner's 70th birthday. Assume death occurs in Account Year 9. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value*	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
The Death Benefit Amount would therefore	=	$135,000

       --PLUS --

The EEB Premier Plus amount, calculated as follows:
Account Value minus Adjusted Purchase Payments	=	$ 35,000
75% of the above amount	=	$ 26,250
Cap of 150% of Adjusted Purchase Payments	=	$150,000
The lesser of the above two amounts = the EEB Premier Plus amount	=	$ 26,250

The total Death Benefit would be the amount paid on the basic death benefit plus the EEB Premier Plus amount = $135,000 + $26,250 = $161,250.

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see “Full Withdrawals” under the subheading “Cash Withdrawals.”

CALCULATION OF EEB PREMIER WITH MAV OPTIONAL DEATH BENEFIT

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. The Maximum Anniversary Value on the Death Benefit Date is $145,000. Assume death occurs in Account Year 9. In addition, this Contract was issued prior to the owner's 70th birthday. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value*	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
Maximum Anniversary Value	=	$145,000
The Death Benefit Amount would therefore	=	$145,000

       --PLUS--

The EEB Premier with MAV amount, calculated as follows:
Account Value before EEB minus Adjusted Purchase Payments	=	$ 35,000
45% of the above amount	=	$ 15,750
Cap of 100% of Adjusted Purchase Payments	=	$100,000
The lesser of the above two amounts = the EEB Premier with MAV amount	=	$ 15,750

The total Death Benefit would be the amount paid on the Maximum Anniversary Rider plus the EEB Premier with MAV amount = $145,000 + $15,750 = $160,750.

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see “Full Withdrawals” under the subheading “Cash Withdrawals.”

CALCULATION OF EEB PREMIER WITH 5% ROLL-UP OPTIONAL DEATH BENEFIT

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. The value of the Purchase Payments accumulated at 5% until the Death Benefit Date is $145,000. In addition, this Contract was issued prior to the owner's 70th birthday. Assume death occurs in Account Year 9. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value*	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
5% Premium Roll-up Value	=	$145,000
The Death Benefit Amount would therefore	=	$145,000

        --PLUS--

The EEB Premier amount, calculated as follows:
Account Value before EEB minus
Adjusted Purchase Payments	=	$ 35,000
45% of the above amount	=	$ 15,750
Cap of 100% of Adjusted Purchase Payments	=	$100,000
The lesser of the above two amounts = the EEB Premier amount	=	$ 15,750

The total Death Benefit would be the amount paid on the 5% Roll-Up Rider plus the EEB Premier amount = $145,000 + $15,750 = $160,750.

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see “Full Withdrawals” under the subheading “Cash Withdrawals.”

APPENDIX D -
CALCULATION FOR PURCHASE PAYMENT INTEREST (BONUS CREDIT)

Example 1:

If you select Option A, the 2% Bonus Option, we will credit Purchase Payment Interest on all Purchase Payments made during the first Account Year. On each fifth Account Anniversary, we will credit additional Purchase Payment Interest of 2% based on your Account Value, illustrated below:

Initial Purchase Payment of $50,000.00 receives 2% Purchase Payment Interest of $1,000.00.

Subsequent Purchase Payment in the first Account Year of $20,000.00 receives 2% Purchase Payment Interest of $400.00.

Suppose the Account had not gained any earnings or interest during the first 5 Account Years and the Account Value is $71,400.00 (sum of all Purchase Payments and Purchase Payment Interest), we will credit your Account with an additional 2% ($1,428.00).

Using the same Purchase Payments as above, suppose your value on the fifth Account Anniversary is $74,970.00. We will credit your Account with an additional 2% of Purchase Payment Interest (equal to $1,499.40).

This 2% Purchase Payment Interest will occur on every fifth Account Anniversary (i.e., 5th, 10th, 15th).

Example 2: Option B with no Withdrawals

If you select Option B, the 6% Bonus Option, we will credit Purchase Payment Interest on all Purchase Payments made after August 25, 2008, at a rate of 6% of your Purchase Payment amount as illustrated below:

Initial Purchase Payment of $50,000.00 receives 6% Purchase Payment Interest of $3,000.

Subsequent Purchase Payments in the first Account Year of $20,000 receives Purchase Payment Interest of $1,200.

Suppose an additional Purchase Payment of $60,000 is made in the third Account Year.  This Purchase Payment will receive 6% Purchase Payment Interest of $3,600.

APPENDIX E -
SECURED RETURNS FOR LIFE

The following information applies to your Contract if you elected to participate in Secured Returns for Life (“Secured Returns for Life” or “Benefit”) and did not replace it with Secured Returns for Life Plus, which was available for such replacements for a limited period of time beginning in April 2006. Secured Returns for Life is no longer available for sale on new Contracts. Since we are no longer offering Secured Returns for Life to new Owners, renewals are no longer available.

Secured Returns for Life guarantees a return of your initial Purchase Payment (adjusted for subsequent Purchase Payments and withdrawals) during the accumulation period, regardless of the investment performance of the Designated Funds, provided that you comply with certain requirements. The amount guaranteed can be greater than or less than your Account Value. The guaranteed amount can be paid out under a Guaranteed Minimum Accumulation Benefit (“AB”) Plan, which provides for a return of your guaranteed amount on the AB Plan Maturity Date, or a Guaranteed Minimum Withdrawal Benefit (“WB”) Plan, which provides for a return of your guaranteed amount through periodic withdrawals or, if you meet certain conditions, payments for life. Upon annuitization, Secured Returns for Life and any elected optional death benefit rider automatically terminate. (You should note that the benefit does not, in all cases, guarantee payments “for Life.” Certain actions you take may reduce, or even exhaust, your benefit.)

We use the following definitions to describe how Secured Returns for Life works:

AB Plan Maturity Date:	The date when the AB Plan matures which is on the 10th Account Anniversary, or if you elect to “step-up” your guaranteed values under the rider, 10 years from the date of the most recent step-up.

Designated Funds:	The limited investment options you can choose if you are participating in a living benefit.

Guaranteed Living Benefit Amount (the “GLB amount”):
The minimum amount guaranteed under the Contract while you are participating in the AB Plan. The GLB amount is initially equal to your initial Purchase Payment, which is adjusted for any subsequent Purchase Payments, step-ups, and partial withdrawals. The GLB amount is also used to set the GLB Base, Lifetime Income Base, and RGLB amount on the date you elect the WB Plan.

Guaranteed Living Benefit Base (the “GLB Base”):
A value equal to the RGLB amount on the date you elect to participate in the WB Plan. The GLB Base is adjusted later for any subsequent Purchase Payments, step-ups, and partial withdrawals. The GLB Base is used to establish the Maximum WB Amount.

Lifetime Income Base:
A value equal to the RGLB amount on the later of the date you elect to participate in the WB Plan if you are age 60 or older and the first Account Anniversary after your 59th birthday. The Lifetime Income Base is adjusted later for any subsequent Purchase Payments, step-ups, and partial withdrawals. The Lifetime Income Base is used to establish the Maximum WB for Life Amount.

Maximum WB Amount:	The maximum guaranteed amount available for annual withdrawal until your RGLB amount has been reduced to zero. The annual Maximum WB Amount is equal to 5% of the GLB Base.

Maximum WB For Life Amount:
The maximum guaranteed amount available for annual withdrawal during your lifetime. The Maximum WB for Life Amount is equal to 4% or 5% of the current Lifetime Income Base depending upon the age of the Participant on the date of the first withdrawal under the WB Plan or most recent Step-Up Date. If your Contract is co-owned, the age of the oldest co-owner will be used to determine the Maximum WB for Life Amount. (You should be aware that the Maximum WB for Life Amount is not a guaranteed amount. Certain actions you take could reduce the value of your Maximum WB for Life Amount to zero.)

Remaining Guaranteed Living Benefit (the “RGLB amount”):
If you elect the WB Plan, the minimum amount guaranteed under the Plan. The RGLB amount equals the GLB amount on the date you choose to participate in the WB Plan. This amount will be adjusted for subsequent Purchase Payments, step-ups, and partial withdrawals.

To participate in Secured Returns for Life, all of your Account Value must be invested in a Designated Funds at all times during the term of the GMAB Maturity Date. See “Designated Funds” in the Prospectus to which this Appendix is attached.

When you elected to participate in Secured Returns for Life, you were automatically enrolled in the AB Plan. At any time, you may elect instead, to receive your benefit under the WB Plan, provided that you make the election prior to the earliest of the Contract's maximum Annuity Commencement Date (the first day of the month following the youngest Annuitant's 95th birthday), the date you annuitize, and the date your AB Plan matures. Once you elect to participate in the WB Plan, you may not change your election to the AB Plan. If you do not specifically elect the WB Plan, you will be deemed to have elected to remain in the AB Plan.

Guaranteed Minimum Accumulation Benefit (“AB”) Plan

Under its terms, the AB Plan matures on the AB Plan Maturity Date. On that date, we will credit your Account Value with any excess of your GLB amount over your Account Value after adjusting for any Contract charges or credits. Any such amount will be allocated to the Designated Fund in which you are invested at that time.

Your GLB amount is equal to the sum of 100% of your initial Purchase Payment plus a specified percentage of any subsequent Purchase Payments, adjusted in amount for step-ups (described under “Step -Up”) and partial withdrawals. If you make one or more subsequent Purchase Payments during the 10-year period, the period will not restart. Rather, the percentage of guaranteed return for each subsequent Purchase Payment after the second Account Anniversary will be reduced depending upon the Account Year in which it was made, as follows:

Account Year in which Purchase Payment was made	Percentage added to the GLB amount
1-2	100%
3-5	85%
6-8	70%
9-10	60%

Note that the timing and amount of subsequent Purchase Payments and withdrawals may significantly affect the total Secured Returns for Life Benefit.

If your Account Value is greater than your GLB amount on the AB Plan Maturity Date, we will credit your Account Value with an amount equal to the charges you paid for Secured Returns for Life. For examples of how we calculate benefits under the AB Plan, see Examples 1 through 3 in this Appendix.

If you die while participating in the AB Plan, all benefits and charges under Secured Returns for Life will automatically terminate when we receive Due Proof of Death, unless your surviving spouse is the sole Beneficiary and elects to continue the Contract. In that case, your surviving spouse has two options under the Contract.

●
Your spouse can automatically continue in the AB Plan even though the Account Value may have been enhanced under the provisions of the death benefit. (See “Spousal Continuance” under “DEATH BENEFIT” in the Prospectus to which this Appendix is attached.) The charges under Secured Returns for Life will be assessed against the enhanced Account Value. The GLB amount, however, will not be reset.

●
Your surviving spouse can elect to switch to the WB Plan; however, such election must be made prior to the earliest of annuitization, the maximum Annuity Commencement Date, and the scheduled AB Plan Maturity Date. The same WB Plan benefits will apply, except the surviving spouse will not be entitled to receive lifetime withdrawal benefits under the original optional living benefit rider.

If the Contract is not continued by your surviving spouse following your death while participating in the AB Plan, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Guaranteed Minimum Withdrawal Benefit (“WB”) Plan

Under the terms of the WB Plan, you are guaranteed a return of your RGLB amount, even if your Account Value becomes zero. Each Account Year, during which the WB Plan is in effect, you can withdraw up to your Maximum WB Amount until your RGLB amount has been depleted. Once the RGLB amount is reduced to zero, your GLB Base is permanently set to zero as well. However, if you exceed your Maximum WB Amount in any one Account Year, your RGLB and future guaranteed withdrawals will be reduced in the manner described under “Withdrawals Under Secured Returns for Life.”

The WB Plan also guarantees that, if you have chosen the WB Plan and if you are age 60 or older, you can withdraw up to your Maximum WB for Life Amount every Account Year that you are alive, even if your Account Value has been depleted. If you are younger than age 60, you may withdraw up to your Maximum WB for Life Amount every Account Year after your first Account Anniversary following your 59th birthday. If you exceed your Maximum WB for Life Amount in any one Account Year, the amount of your subsequent guaranteed lifetime withdrawals will be reduced in the manner discussed under “Withdrawals Under Secured Returns for Life.”

Your Maximum WB Amount is a set dollar amount equal to 5% of your GLB Base. On the day you elect to participate in the WB Plan, we set your RGLB amount to equal your GLB amount as described under Guaranteed Minimum Accumulation Benefit (“AB”) Plan. Your GLB Base also is set equal to the RGLB amount on the date you elect to participate in the WB Plan. This value is used to determine your Maximum WB Amount as discussed further below.

To calculate your Maximum WB for Life Amount, we must first determine your Lifetime Income Base. The Lifetime Income Base is an amount equal to the RGLB amount on:

●	the date you elected to participate in the WB Plan if you are age 60 or older on that date, or

●	your first Account Anniversary after your 59th birthday, if you are 59 or younger on the date you elect to participate in the WB Plan.

The Maximum WB for Life Amount will then be calculated, based upon your age on the date of the first withdrawal under the WB Plan, as follows:

Your Age on Date of First Withdrawal under WB Plan	Maximum WB for Life Amount
65 or older	5% of the Lifetime Income Base
64 or younger	4% of the Lifetime Income Base

You are not required to make any withdrawals after you have elected the WB Plan; however, each time you make a withdrawal, we determine whether the withdrawal has exceeded the Maximum WB Amount, the Maximum WB for Life Amount, or both. If you have exceeded the Maximum WB Amount or the Maximum WB for Life Amount, we determine the new maximum amount(s) for future withdrawals. In any one Account Year, withdrawals in excess of your Maximum WB Amount or your Maximum WB for Life Amount may reduce or eliminate your future guaranteed withdrawals, possibly reducing the guaranteed minimum withdrawal benefit to an amount less than the sum of your Purchase Payments. (See “Withdrawals Under Secured Returns for Life.”)

Provided your RGLB amount and Account Value have not been reduced to zero, any Purchase Payment made after you have elected the WB Plan, and before your fourth Account Anniversary, will increase your RGLB amount, your GLB Base, and your Lifetime Income Base each by 100% of such Purchase Payment. Therefore, your Maximum WB Amount will equal 5% of your new GLB Base. Your Maximum WB for Life Amount will equal 4% or 5% of your new Lifetime Income Base, depending upon your age on the date of your first withdrawals under the WB Plan as shown in the above chart or your most recent “Step-Up Date,” described under “Step-Up.”

Under the WB Plan, after your fourth Account Anniversary, you may not make any additional Purchase Payments unless your benefit under the rider has been cancelled, terminated, or revoked. For examples of how we calculate benefits under the WB Plan, see Examples 4, 5, and 6 in this Appendix.

If you die while participating in the WB Plan, your Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract or, alternatively, to receive the Maximum WB Amount on an annual basis until the RGLB amount has been reduced to zero. If your surviving spouse is the sole Beneficiary and elects to continue the Contract, your surviving spouse can automatically continue to participate in the WB Plan, but lifetime withdrawal benefits will not be available to your spouse. All other benefits under the WB Plan will continue, for your surviving spouse, even though the Account Value may have been enhanced under the provisions of the death benefit. (See “Spousal Continuance” under “DEATH BENEFIT” in the Prospectus to which this Appendix is attached.) The charges under Secured Returns for Life will be assessed against the enhanced Account Value. The RGLB amount, however, will not be reset.

Cost of Secured Returns for Life

Unlike other Contract charges, the charge for Secured Returns for Life will not be calculated as a percentage of average daily net assets as described under “Variable Accumulation Unit Value.” Instead, the charge for the Benefit will be made as a specific deduction from the Account Value, taken on the last valuation day of the Account Quarter. The charge per year for Secured Returns for Life is currently equal to 0.50% of your Account Value. The quarterly charge will be determined by multiplying the Account Value at the end of the Account Quarter by 0.00125. (See Example 7 in this Appendix.) The specific amount of the quarterly charge will be reflected on your quarterly account statement.

We will continue to deduct this charge until:

●	you annuitize; or

●	under the provisions of Secured Returns for Life;

●	your benefit matures;

●	your benefit is revoked; or

●	your RGLB amount and your Lifetime Income Base are both reduced to zero under the WB Plan.

Cancellation of the Benefit (caused by a transfer out of the Designated Fund, a Purchase Payment allocation to a non-Designated Fund, or an assignment) will not terminate the charge until the 7th Account Anniversary.

Withdrawals Under Secured Returns for Life

All withdrawals under Secured Returns for Life are subject to withdrawal charges if they are in excess of the annual free withdrawal amount. (See “Free Withdrawal Amount” under “Withdrawal Charge” in the Prospectus to which this Appendix is attached.) In addition, any withdrawals you take under Secured Returns for Life will reduce the value of your benefit under the rider. Such withdrawals affect your benefit differently depending upon whether you are participating in the AB Plan or the WB Plan. In either case, however, a withdrawal may reduce the value of the Benefit by an amount greater than the amount withdrawn.

Assume you are participating in the AB Plan. Any withdrawals you make will reduce the dollar value of your benefits under this rider proportionally to the amount withdrawn. For example, after a partial withdrawal, the new GLB amount will equal

old GLB amount	X	Account Value immediately after partial withdrawal Account Value immediately before partial withdrawal

Therefore, on your AB Maturity Date, instead of crediting your Account Value with the full amount of your benefit, we will reduce the amount we credit proportionally to the amount withdrawn.

Assume you are participating in the WB Plan and you want to receive the full amount of your guaranteed benefit over a period of years. To maximize your guaranteed benefit, you may withdraw no more than a specified amount each year. In other words, each year, you may withdraw no more than your Maximum WB Amount. Your guaranteed benefit amount (the RGLB amount) will be reduced dollar for dollar, but your Maximum WB Amount will remain unchanged. In other words, you will be able to take the same maximum amount each year until your guaranteed benefit amount is completely withdrawn.

If, however, in any one Account Year, you withdraw more than the current Maximum WB Amount, the dollar value of your guaranteed benefits will be reduced and the amount of each future annual guaranteed withdrawal will be less. Here is how we calculate the benefit reduction. Your new RGLB amount will be the lesser of:

●	your previous RGLB amount, reduced dollar for dollar by the amount of the withdrawal, and

●	your Account Value after the withdrawal.

Your new GLB Base will be the lesser of:

●	your previous GLB Base reduced dollar for dollar by the amount of the excess withdrawal, and

●	your Account Value after the withdrawal.

Your new Maximum WB Amount will be 5% of your new reduced GLB Base. Going forward, this will be the maximum amount that you can withdraw annually without further reducing your benefit.

The Maximum WB Amount is not cumulative. If you withdraw less than the Maximum WB Amount in any one Account Year, you cannot add that unused portion to withdrawals made in future years to increase the Maximum WB Amount.

Assume you are participating in the WB Plan and, instead, you want to receive a guaranteed annual amount for the rest of your life. To maximize your guaranteed benefit, you may withdraw no more than a specified amount each year. Under this scenario, you may withdraw no more than your Maximum WB for Life Amount. Your guaranteed benefit amount (the RGLB amount) will be reduced dollar for dollar, but your Maximum WB for Life Amount will remain unchanged. In other words, you will be able to take the same maximum amount each year as long as you are alive, subject to the other terms and conditions described herein.

If, however, in any one Account Year, you withdraw more than the current Maximum WB for Life Amount, the dollar value of your guaranteed benefits will be reduced and the amount of each future annual guaranteed withdrawal will be less. Here is how we calculate the benefit reduction. Your new Lifetime Income Base will be the lesser of:

●	your previous Lifetime Income Base reduced dollar for dollar by the amount of the excess withdrawal, and

●	the Account Value after the withdrawal.

A new Maximum WB for Life Amount will be determined based upon your age on the date of the first withdrawal under the WB Plan (or your age on the most recent “Step-Up Date,” if later) as follows:

Your Age on the later of Date of First Withdrawal under WB Plan or Most Recent Step-Up Date	New Maximum WB for Life Amount
65 or older	5% of the new Lifetime Income Base
64 or younger	4% of the new Lifetime Income Base

The Maximum WB for Life Amount is not cumulative. That is to say, the unused portion in any Account Year cannot be applied in future years to increase the Maximum WB for Life Amount.

In general when participating in the WB Plan, you should keep the following in mind:

● A withdrawal in excess of the Maximum WB Amount or the Maximum WB for Life Amount might reduce or eliminate your Secured Returns for Life Benefits.

●
If your Account Value drops to zero and, in the same year, you withdraw more than your Maximum WB Amount or your Maximum WB for Life Amount, your benefits under Secured Returns for Life will terminate.

●
If your Account Value drops to zero but you did not, in the same year, withdraw more than your Maximum WB Amount or your Maximum WB for Life Amount, your benefits under Secured Returns for Life will continue. However, no subsequent Purchase Payment will be accepted, no death benefit or annuity benefits will be payable, and all benefits under your Contract, except the right to continue annual withdrawals under this rider, will terminate. You will have two choices:

(1)
You could choose to receive the Maximum WB for Life Amount, if any, until an Owner dies. In that case, after the death of an Owner, your beneficiary receives the Maximum WB Amount until the RGLB amount, if any, is reduced to zero.

(2) You (or your beneficiary if an Owner has died) could choose to receive the Maximum WB Amount until the RGLB amount, if any, is reduced to zero.

If you do not make a choice, we will default you to option 1.

For examples showing how withdrawals affect your benefits under the WB Plan, see Examples 10, 11, and 12 in this Appendix.

Annuitization Under the WB Plan

Under the WB Plan, if your RGLB Amount and your Account Value are greater than zero on the maximum Annuity Commencement Date, you may annuitize your Contract rather than receiving periodic payments under the WB plan. If no prior election to annuitize is on file with the Company, on the maximum Annuity Commencement Date, you may elect to:

●	annuitize your Contract;

●	surrender your Contract;

●	receive the Maximum WB Amount each year until the RGLB amount is reduced to zero; or

●	receive the Maximum WB for Life Amount each year until an Owner dies and, thereafter, allow the beneficiary to receive the Maximum WB Amount until the RGLB amount, if any, is reduced to zero.

Regardless of whether you elect to annuitize, surrender or receive payments under the WB plan, all other Contract benefits, including the Death Benefit, will terminate on the Annuity Commencement Date. If you fail to make an election, we will automatically annuitize your Contract and provide a life annuity with 120 monthly payments certain.

Cancellation and Revocation of Secured Returns for Life

Transfers among the Designated Funds are permitted as described under “Transfer Privilege.” If, however, you transfer some or all of your Account Value out of the Designated Fund, Secured Returns for Life will be automatically cancelled. Likewise, if you allocate one or more subsequent Purchase Payments to an investment option other than one of the Designated Funds, Secured Returns for Life will be cancelled. An assignment of ownership of the Contract will also cancel Secured Returns for Life.

Once Secured Returns for Life has been cancelled, it cannot be reinstated. After cancellation, you will continue to pay the annual charge for Secured Returns for Life until your 7th Account Anniversary.

Anytime after your 7th Account Anniversary, you may revoke Secured Returns for Life. Once revoked, Secured Returns for Life may not be reinstated. After Secured Returns for Life has been revoked, all benefits and charges will end.

Step-Up

On or after your third Account Anniversary, you may elect to increase your guaranteed amount to your then current Account Value (“step-up”). Currently, this step-up election may be made on any day after your third Account Anniversary. (We reserve the right to require step-up elections to occur only within 30 days following the third or any subsequent Account Anniversary.)

If you are participating in the AB Plan, on the day we receive your step-up election notice in good order (the “Step-Up Date”), we will increase your GLB amount to an amount equal to your Account Value on the Step-Up Date. If you elect to step-up, at least 3 full years from the Step-Up Date must pass before you can elect another step-up. You can only elect to step-up if:

●	your current Account Value is greater than the current GLB amount, and

●	your Account Value is $5,000,000 or less on your Step-Up Date.

If you are participating in the WB Plan on the Step-Up Date, we will step up your GLB Base, your RGLB amount, and your Lifetime Income Base to an amount equal to your Account Value on that date. If you elect to step-up, at least 3 full years from the Step-Up Date must pass before you can elect another step-up. You can only elect to step-up if:

●	your current Account Value is greater than the current GLB Base and the current Lifetime Income Base, and

●	your Account Value is $5,000,000 or less on your Step-Up Date.

For purposes of determining the above $5,000,000 limits, we reserve the right to aggregate your Account Value with the account values of all other Sun Life variable annuity contracts you own.

If you are in the AB Plan, your Step-Up Date must be at least 10 years prior to your maximum Annuity Commencement Date. If you have selected an Annuity Commencement Date that is prior to the maximum Annuity Commencement Date but is less than 10 years after your Step-Up Date, we will automatically extend your Annuity Commencement Date to equal your AB Plan Maturity Date.

Without a step-up, your benefit under the AB Plan will “mature” on the 10th Account Anniversary (the date we credit your Account with any excess of your GLB amount over your Account Value or refund your Secured Returns for Life Rider charge, i.e. the “AB Plan Maturity Date”). If you elect to step-up your GLB amount, the term of your benefit under the AB Plan will change. After you make a step-up election, your benefit under the AB Plan will mature 10 years from the Step-Up Date, unless you elect the WB Plan any time before the AB Plan matures. (See Examples 13, 14, and 15 in this Appendix.)

Following your step-up election, the rider fee will be changed to an amount that may be higher than your current fee as set forth above. The rider fee after the step-up will be set by us, based upon current market conditions, at the time of the step-up. Significant changes in stock market prices, interest rate fluctuations, and competitive industry trends are among the market conditions we consider in whether to change the fee.

If you have been receiving benefits under the WB Plan, a step-up will change your Maximum WB Amount and your Maximum WB for Life Amount. Your Step-Up Date must be a date prior to your maximum Annuity Commencement Date. After the step-up, your Maximum WB Amount will be 5% of the new GLB Base, and your Maximum WB for Life Amount will be 4% or 5% of your new Lifetime Income Base depending upon your age. If you are 65 or older on the Step-Up Date and your Maximum WB for Life Amount has been equal to 4% of your GLB Base, your Maximum WB for Life Amount will be increased to 5% of your GLB Base. Note that, if you step-up in a particular Account Year, any withdrawals previously made in that Account Year are applied against your new Maximum WB Amount and your new Maximum WB for Life Amount. (See Example 14 in this Appendix.)

If your benefit is under the AB Plan, at the time of step-up, you can still change to the WB Plan at a later date, subject to the applicable age restrictions described under “Guaranteed Minimum Withdrawal Benefit (“WB”) Plan.” (See Examples 14 and 15 in this Appendix.)

Subsequent Purchase Payments After a Step-Up

Under the WB Plan, subsequent Purchase Payments after a step-up will increase, on a dollar for dollar basis, the RGLB amount, the GLB Base, and the Lifetime Income Base. After your fourth Account Anniversary, if you are participating in the WB Plan, subsequent Purchase Payments are not allowed.

Under the AB Plan, after your step-up election, any subsequent Purchase Payment will increase the GLB amount under your AB Plan by a specified percentage of the subsequent Purchase Payment. The percentage guaranteed depends upon the “Step-Up Year” in which the Payment was made. (A “Step-Up Year” is the 365-day period (366, if a leap year) commencing on your Step-Up Date.) The example below illustrates how we determine the percentage guaranteed after a subsequent Purchase Payment:

Assume you purchased a Contract on July 1, 2005, and elected to step-up your Contract on October 1, 2010. Under the AB Plan that you have elected, your benefit matures on October 1, 2020. For any subsequent Purchase Payments you make, your GLB amount would increase by the following percentages of such Purchase Payments:

Step-Up Year	Payments Made Between	Percentage Added to the GLB amount
1	10/02/10 – 10/01/11	100%
2	10/02/11 – 10/01/12	100%
3	10/02/12 – 10/01/13	85%
4	10/02/13 – 10/01/14	85%
5	10/02/14 – 10/01/15	85%
6	10/02/15 – 10/01/16	70%
7	10/02/16 – 10/01/17	70%
8	10/02/17 – 10/01/18	70%
9	10/02/18 – 10/01/19	60%
10	10/02/19 – 10/01/20	60%

Thus, only 70% of a subsequent Purchase Payment made on October 2, 2015, would be guaranteed whereas 85% of a subsequent Purchase Payment made on October 1, 2015, would be guaranteed. It may be disadvantageous for you to make any such Purchase Payments that increase the GLB amount by less than 100% of the payment.

Refund of Secured Returns for Life Charges Under the AB Plan

If your Contract remains in the AB Plan until the AB Plan Maturity Date, and the Account Value is greater than or equal to the GLB amount, then we will refund the charges you have paid for Secured Returns for Life (“Refund Amount”) by crediting the Refund Amount to your Account Value. The Refund Amount will be allocated to the Designated Fund in which you are invested on such AB Plan Maturity Date. No refund of the Secured Returns for Life rider charges will be made if you change from the AB Plan to the WB Plan.

Certain Tax Considerations

Certain tax considerations may be important to you in connection with a living benefit, such as Secured Returns for Life. When you elect to participate in the WB Plan, we will inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit. To assist you in complying with the RMD requirements, each year, we will notify you in early January of your calculated Yearly RMD Amount and inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit.

In the event that your Yearly RMD Amount attributable to your Contract is greater than the maximum withdrawal amount permitted each year under the WB Plan, we are currently waiving withdrawal provisions under Secured Returns for Life as follows. If you withdraw all or a portion of your Qualified Contract's Yearly RMD Amount from the Contract while participating in the WB Plan, we reduce your Account Value and your RGLB amount, dollar for dollar, by the amount of the withdrawal. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than either your Maximum WB Amount, or your Maximum WB for Life Amount. In other words, we will not reduce your GLB Base or Lifetime Income Base if a Yearly RMD Amount exceeds either your Maximum WB Amount or your Maximum WB for Life Amount, provided that:

●
you withdraw your Qualified Contract's first Yearly RMD Amount in the calendar year you attain age 70½ rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

●	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Account Year, more than one calendar year's Yearly RMD Amount.

If there is any change to the current Code or IRS rules governing the timing or determination of RMD amounts (including, but not limited to, amendments to the current IRS regulations or the issuance of IRS guidance), then we reserve the right to reduce the GLB Base, Lifetime Income Base, or all of these amounts, per the terms of the rider regarding excess withdrawals, when a Yearly RMD Amount withdrawn from your Contract exceeds either your Maximum WB Amount or your Maximum WB for Life Amount. Notice will be given to Contract Owners before we exercise this right.

If you withdraw all or a portion of your Qualified Contract's Yearly RMD Amount from the Contract while participating in the AB Plan, we reduce your Account Value by the amount of the withdrawal and your GLB amount proportionally (see “Withdrawals Under Secured Returns for Life”).

For a further discussion of some of these considerations, please refer to “TAX CONSIDERATIONS - Impact of Optional Death Benefit and Optional Living Benefit Riders” in the Prospectus to which this Appendix is attached.

ALL OF THE FOLLOWING EXAMPLES ARE BASED UPON THE ASSUMPTION THAT YOU PURCHASED A CONTRACT ON JANUARY 1, 2006 WITH AN INITIAL PURCHASE PAYMENT OF $100,000 AND YOU ELECTED SECURED RETURNS FOR LIFE.  YOUR INITIAL GLB AMOUNT EQUALS YOUR PURCHASE PAYMENT AMOUNT OF $100,000.

EXAMPLE 1: Calculation of Benefits under AB Plan.

●	Assume that you did not elect the WB plan at any time and that your Designated Fund had low investment performance.
●	Assume that on January 1, 2016, your Account Value is $85,000. Assume that your total rider charges to date are $4,625.
●	Because your Account Value is less than your GLB amount by $15,000 [$100,000 - $85,000], an amount equal to $15,000 will be deposited into your Contract.

EXAMPLE 2: Calculation of Benefits under AB Plan with Subsequent Purchase Payments.

●	Assume that you did not elect the WB Plan at any time and that your Designated Fund had low investment performance.
●	On June 1, 2010, you make an additional $80,000 Purchase Payment.
●
Because the subsequent Purchase Payment was made in the fifth Account Year, we guarantee the return of 85% of that Purchase Payment, or $68,000.  On June 1, 2010, your GLB amount is $168,000 [$100,000 + ($80,000 x 85%)].

●	Assume that on January 1, 2016, your Account Value is $150,000. Assume that your total rider charges to date are $6,725.
●	Because your Account Value is less than your GLB amount by $18,000 [$168,000 - $150,000], an amount equal to $18,000 will be deposited into your Contract.

EXAMPLE 3: Calculation of Benefits under AB Plan with Subsequent Purchase Payment; Refund Applies.

●	Assume that you did not elect the WB Plan at any time and that your Designated Fund had low investment performance.
●	On June 1, 2010, you make an additional $80,000 Purchase Payment.
●
Because the subsequent Purchase Payment was made in the fifth Account Year, we guarantee the return of 85% of that Purchase Payment, or $68,000.  On June 1, 2010, your GLB amount is $168,000 [$100,000 + ($80,000 x 85%)].

●	Assume that on January 1, 2016, your Account Value is $200,000. Assume that your total rider charges to date are $7,500.
●
Because your Account Value is greater than your GLB amount by $32,000 [$200,000 - $168,000], your Contract will be credited with an amount equal to the rider charges you have paid [$7,500], increasing your Account Value to $207,500.

EXAMPLE 4: Calculation of Benefits under WB Plan; Lifetime Withdrawals.

●	Assume you are age 60 at issue. Also assume that you elect the WB plan on January 1, 2006, and that you choose to systematically withdraw the Maximum WB for Life Amount annually.
●	On January 1, 2006:
●	Your GLB Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB for Life Amount is $4,000 [4% of your Lifetime Income Base because you are age 60].
●	On December 31, 2006, after your first systematic withdrawal of $4,000:
●	Your Account Value is reduced by the amount of the withdrawal [$4,000].
●	Your GLB amount, reduced by the amount of the withdrawal, is $96,000 [$100,000-$4,000].
●	Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.
●	Your Lifetime Income Base is $100,000 because you did not withdraw more than your Maximum WB for Life Amount.
●
Assume you take only annual systematic withdrawals of $4,000 for a total of 20 years.  Assume you make no subsequent Purchase Payments.  Assume that, because of poor investment performance of your Designated Fund, your Account Value equals zero.  On December 31, 2025:

●	Your Account Value equals zero.
●	Your GLB amount, reduced by the amount of the total withdrawal, is $20,000 [$100,000-($4,000 x 20)].
●	Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount in any Account Year.
●	Your Lifetime Income Base is still $100,000 because you did not withdraw more than your Maximum WB for Life Amount in any Account Year.
Even though your rights under the annuity Contract terminated when the Account Value became zero, we will continue to make payments to you. At this point, however, you must choose between:

(1) withdrawing the Maximum WB for Life Amount each year until an Owner dies or
(2) withdrawing your Maximum WB Amount each year until your GLB amount is reduced to zero.

●	Assume you elect to take annual payments of your Maximum WB for Life Amount. On December 31, 2030, when your GLB amount is reduced to zero:
●	Your Account Value equals zero.
●	Your GLB amount equals zero.
●	Your GLB Base equals zero because your GLB amount equals zero.
●	Your Lifetime Income Base is still $100,000 because you did not withdraw more than your Maximum WB for Life Amount in any Account Year.
You will continue to receive $4,000 per year as long as you are alive.

EXAMPLE 5: Calculation of Benefits under WB Plan; Early Withdrawals.

●	Assume you are age 56 at issue. Also assume that you elect the WB plan on January 1, 2006, and that you choose to systematically withdraw the Maximum WB Amount annually.
●	On January 1, 2006:
●	Your GLB Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is zero because you have not passed your first Account Anniversary after your 59th birthday
●	Your Maximum WB for Life Amount is zero [4% of your Lifetime Income Base].
●	On December 31, 2006, after your first systematic withdrawal of $5,000, your Maximum WB Amount:
●	Your Account Value is reduced by the amount of the withdrawal [$5,000].
●	Your GLB amount, reduced by the amount of the withdrawal, is $95,000 [$100,000-$5,000].
●	Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.
●	Your Lifetime Income Base is zero because you have not passed your first Account Anniversary after your 59th birthday.
●
Assume you take only systematic withdrawals of $5,000 for a total of 3 years.  Assume you make no subsequent Purchase Payments. On December 1, 2008, you celebrate your 59th birthday.  On January 1, 2009:

●	Your Account Value has been reduced by the amount of the total withdrawals [$15,000].
●	Your GLB amount, reduced by the amount of the total withdrawal, is $85,000 [$100,000-($5,000 x 3)].
●	Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount in any Account Year.
●	Your Lifetime Income Base is set at $85,000 [an amount equal to the GLB amount on your first Account Anniversary after your 59th birthday].
●	Your Maximum WB for Life Amount is $3,400 [4% of your Lifetime Income Base because you are less than 65 years old].
●
Assume you elect to take only annual systematic withdraws of no more than your Maximum WB for Life Amount [$3,400] for an additional 20 years. Assume you make no subsequent Purchase Payments, and that your Account Value reduces to zero.  On December 31, 2028:

●	Your Account Value equals zero.
●	Your GLB amount, reduced by the amount of the total withdrawals, is $17,000 [85,000 – ($3,400 x 20)].
●	Your GLB Base is still $100,000 because you did not withdraw more than the Maximum WB Amount in any Account Year.
●	Your Lifetime Income Base is still $85,000 because you did not withdraw more than the Maximum WB for Life Amount in any Account Year.

●	Assume you elect to take annual payments of your Maximum WB for Life Amount until your GLB amount is reduced to zero in 2033.
●	Your Account Value equals zero.
●	Your GLB amount equals zero.
●	Your GLB Base equals zero because your GLB amount equals zero.
●	Your Lifetime Income Base is still $85,000 because you did not withdraw more than your Maximum WB for Life Amount.
You will continue to receive $3,400 per year as long as you are alive.

EXAMPLE 6: Calculation of Benefits under WB Plan with Subsequent Purchase Payments; Lifetime Withdrawals.

●	Assume you are age 60 at issue. Also assume that you elect the WB plan on January 1, 2006, and that you choose to systematically withdraw the Maximum WB for Life Amount annually.
●	On January 1, 2006:
●	Your GLB Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB for Life Amount is $4,000 [4% of your Lifetime Income Base because you are age 60].
●	On December 31, 2006, after your first systematic withdrawal of $4,000:
●	Your Account Value is reduced by the amount of the withdrawal [$4,000].
●	Your GLB amount, reduced by the amount of the withdrawal, is $96,000 [$100,000-$4,000].
●	Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.
●	Your Lifetime Income Base is $100,000 because you did not withdraw more than your Maximum WB for Life Amount.
●
Assume you take only annual systematic withdrawals of $4,000 for a total of 4 years.  Assume you make a subsequent Purchase Payment of $50,000, in your 4th Account Year.  Assume also that, immediately before the subsequent Purchase Payment, your Account Value was $80,000.  On December 31, 2009:

●	Your Account Value equals $130,000 [$80,000 + $50,000].
●	Your GLB amount, reduced by the amount of the total withdrawals and increased by the subsequent Purchase Payment, is $134,000 [$100,000 - ($4,000 x 4) + $50,000].
●	Your GLB Base, increased by the subsequent Purchase Payment, is $150,000.
●	Your Maximum WB Amount is $7,500 [5% of your new GLB Base].
●	Your Lifetime Income Base, increased by the subsequent Purchase Payment, is $150,000.
●	Your Maximum WB for Life Amount is $6,000 [4% of your new Lifetime Income Base].

You may increase your annual systematic withdrawals to $6,000 without any effect on your future lifetime benefits.

●
Assume you elect to take only annual systematic withdraws of no more than your Maximum WB for Life Amount [$6,000] for an additional 20 years. Assume you make no subsequent Purchase Payments, and that your Account Value reduces to zero.  On December 31, 2029:

●	Your Account Value equals zero.
●	Your GLB amount, reduced by the amount of the total withdrawals is $14,000 [$134,000 – ($6,000 x 20)].
●	Your GLB Base is still $150,000 because you did not withdraw more than your Maximum WB Amount.
●	Your Lifetime Income Base is $150,000 because you did not withdraw more than your Maximum WB for Life Amount in any Account Year.
Even though your rights under the annuity Contract terminated when the Account Value became zero, we will continue to make payments to you. At this point, however, you must choose between:

(1) withdrawing the Maximum WB for Life Amount each year until an Owner dies or
(2) withdrawing your Maximum WB Amount each year until your GLB amount is reduced to zero.

●	Assume you elect to take annual payments of your Maximum WB for Life Amount of $6,000 until your GLB amount is reduced to zero in 2032.
●	Your Account Value equals zero.
●	Your GLB amount equals zero.
●	Your GLB Base equals zero because your GLB amount equals zero.
●	Your Lifetime Income Base is still $150,000 because you did not withdraw more than your Maximum WB for Life Amount.
You will continue to receive $6,000 per year as long as you are alive.

EXAMPLE 7: Calculation of Explicit Rider Charges.

●
Assume that you did not elect the WB plan at any time.  Assume that your Account Value increases at an annual rate of 5% per year throughout the next ten years.  Also assume that you do not elect to step-up at any time.

●
On March 31, 2006, your Account Value before the charge for Secured Returns for Life is taken is $101,196.79.  The charge deducted on March 31, 2006 is $126.50 ($101,196.79 x .00125).  Therefore, your ending Account Value on March 31, 2006 is $101,070.29 ($101,196.79 - $126.50).

●
On June 30, 2006, your Account Value before the charge for Secured Returns for Life is taken is $102,307.23.  The fee deducted on June 30, 2006 is $127.88 ($102,307.23 x .00125).  Therefore, your ending Account Value on June 30, 2006 is $102,179.35 ($102,307.23 - $127.88).

●
On September 30, 2006, your Account Value before the charge for Secured Returns for Life is taken is $103,443.69.  The fee deducted on September 30, 2006 is  $129.30 ($103,443.69 x .00125).  Therefore, your ending Account Value on September 30, 2006 is $103,314.39 ($103,443.69 - $129.30).

●
This pattern continues until the maturity date for your Benefit of January 1, 2016.  On that date, your Account will be credited with a payment.  If your current Account Value is less than your current GLB amount, then your Account will be credited with the difference between these two amounts.  If your current Account Value is greater than your current GLB amount, then your Account will be credited with the sum of all of Secured Returns for Life charges that have been made.  Note that if Secured Returns for Life was revoked or cancelled before the maturity date for your Benefit of January 1, 2016, then no Secured Returns for Life credit will be made to your Account.

EXAMPLE 8: Withdrawals under the AB Plan; low investment performance.

●	Assume that you did not elect the WB plan at any time.
●	Assume that on January 1, 2007, you withdraw 10% of your Account Value of $110,000 (or $11,000). Your Account Value is now $99,000.
●	On January 1, 2007, your GLB amount will be reset to $90,000. This equals the previous GLB amount reduced proportional to the amount of Account Value withdrawn, or $100,000 x [$99,000 ÷ $110,000].
●	Assume you make no more withdrawals or Purchase Payments and that your Account Value on January 1, 2016 is $87,000. Assume that your total rider charges to date are $4,710.
●	Since your Account Value is less than your GLB amount by $3,000, an amount equal to $3,000 will be deposited into your Contract ($90,000 - $87,000).

EXAMPLE 9: Withdrawals with Subsequent Purchase Payments under the AB Plan; low investment performance.

●	Assume that you did not elect the WB Plan at any time.
●	On June 1, 2010, you make an additional $80,000 Purchase Payment.
●	On June 1, 2010, your GLB amount is $168,000 [$100,000 + ($80,000 x 85%)].
●	Assume that, on June 1, 2012, you withdraw $40,000 and that your Account Value is $240,000 at this time. After the withdrawal, your Account Value is $200,000.
●	On June 1, 2012, your GLB amount is reset to $140,000. This equals the previous GLB amount reduced proportional to the amount of Account Value withdrawn, or $168,000 x [$200,000 ÷ $240,000].
●	Assume you make no more withdrawals or Purchase Payments and that your Account Value on January 1, 2016, is $125,000. Assume that your total rider charges to date are $7,200.
●	Since your Account Value is less than your GLB amount by $15,000, an amount equal to $15,000 will be deposited into your Contract ($140,000 - $125,000).

EXAMPLE 10: Withdrawals under WB Plan Exceeding Maximum WB for Life Amount; Poor Investment Performance.

●
Assume you are age 63 at issue.  Also assume that you elect the WB plan on January 1, 2006, and that you choose to systematically withdraw the Maximum WB Amount annually.  Assume that your Designated Fund had poor investment performance, losing 2% a year over the course of the Contract. On January 1, 2006:

●	Your GLB Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB for Life Amount is $4,000 [4% of your Lifetime Income Base because you are age 63].
●	On December 31, 2006, after you take your first systematic withdrawal of $5,000, your Account Value is $93,000:
●	Your GLB amount, reduced by the amount of the withdrawal, is $95,000 [$100,000-$5,000].
●	Your GLB Base is still $100,000 because you withdrew no more than your Maximum WB Amount.
●
Your Lifetime Income Base is reduced to $93,000 [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$100,000 -  ($5,000 - $4,000)] and (2) your new Account Value [$93,000]].

●	Your Maximum WB for Life Amount is $3,720 [4% of your new Lifetime Income Base].
●
Assume you make no subsequent Purchase Payments, but you take annual systematic withdrawals of $5,000 for a total of 16 years. Because of poor investment performance of your Designated Fund, your Account Value decreases to $3,330.  In addition, because you have taken withdrawals in excess of the Maximum WB for Life Amount, your Lifetime Income Base is now $3,330. Your Maximum WB for Life Amount is now 4% or $3,330 or $133.

●	Assume your Designated Fund earns -2% in Account Year 17, and that you take another $5,000 withdrawal. On December 31, 2022:
●	Your Account Value is zero.
●	Your GLB amount is $15,000 [$100,000 - ($5,000 x 17)].
●	Your GLB Base is still $100,000 because you withdrew no more than the Maximum WB Amount.
●	Your Lifetime Income Base is zero [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$3,330 - ($5,000 - $133)] and (2) your new Account Value [$0]].
●	Your Maximum WB Amount is still $5,000 [5% of your GLB Base].
●	Your Maximum WB for Life Amount equals zero [4% of your new Lifetime Income Base].

Even though your Contract has terminated because your Account Value has reduced to zero, we will pay you the Maximum WB Amount of $5,000 per year for three more years, until your GLB amount is reduced to zero.

EXAMPLE 11: Withdrawals under WB Plan Exceeding Maximum WB for Life Amount; Positive Investment Performance.

●
Assume you are age 63 at issue.  Also assume that you elect the WB plan on January 1, 2006, and that you choose to systematically withdraw the Maximum WB Amount annually.  Assume that your Designated Fund had positive investment performance, gaining 2% a year over the course of the Contract.  On January 1, 2006:

●	Your GLB Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB for Life Amount is $4,000 [4% of your Lifetime Income Base because you are age 63].
●	On December 31, 2006, after you take your first systematic withdrawal of $5,000, your Account Value is $97,000:
●	Your GLB amount, reduced by the amount of the withdrawal, is $95,000 [$100,000-$5,000].
●	Your GLB Base is still $100,000 because you withdrew no more than your Maximum WB Amount.
●
Your Lifetime Income Base is reduced to $97,000 [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$100,000 -  ($5,000 - $4,000)] and (2) your new Account Value [$97,000]].

●	Your Maximum WB for Life Amount is $3,880 [4% of your new Lifetime Income Base].
●
Assume you make no subsequent Purchase Payments, but you take annual systematic withdrawals of $5,000 for a total of 19 years. Your GLB amount has been reduced to $5,000 [$100,000 - ($5,000 x 19)]. Because of good investment performance of your Designated Funds, your Account Value is now $31,478. In addition, because you have taken withdrawals in excess of the Maximum WB for Life Amount, your Lifetime Income Base is also now $31,478. Your Maximum WB for Life Amount is now 4% of $31,478, or $1,259.

●	Assume your Designated Fund earns 2% in Account Year 20, and that you take another $5,000 withdrawal. On December 31, 2025:
●	Your Account Value is $27,108.
●	Your GLB amount is zero [$5,000 remaining - $5,000 withdrawal].
●	Your GLB Base is zero because your GLB amount is equal to zero.
●	Your Lifetime Income Base is $27,108 [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$31,478 - ($5,000 - $1,259)] and (2) your new Account Value [$27,108]].
●	Your Maximum WB for Life Amount equals $1,084 [4% of your new Lifetime Income Base of $27,108].

Because your Lifetime Income Base is greater than zero, you may take annual withdrawals up to the Maximum WB for Life Amount until you die or annuitize. If your Account Value is reduced to zero by a withdrawal that does not exceed you Maximum WB for Life Amount, we will continue to pay your then current Maximum WB for Life Amount each year as long as you are alive. If your Account Value is reduced to zero by a withdrawal that exceeds your Maximum WB for Life Amount, your Lifetime Income Base will be reduced to zero, your Maximum WB for Life Amount will become zero, and no more benefits will be paid.

EXAMPLE 12: Withdrawals under WB Plan Exceeding Maximum WB Amount.

●
Assume you are age 63 at issue.  Also assume that you elect the WB plan on January 1, 2006.  Assume that your Designated Fund had poor investment performance, losing 2% a year over the course of the Contract.  On January 1, 2006:

●	Your GLB Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB for Life Amount is $4,000 [4% of your Lifetime Income Base because you are age 63].
●	On December 31, 2006, after you take a withdrawal of $6,000, your Account Value is $92,000:
●	Your GLB amount is reduced to $92,000 [the lesser of (1) your current GLB amount minus the withdrawal [$100,000-$6,000] and (2) your new Account Value [$92,000]].
●	Your GLB Base is reduced to $92,000 [the lesser of (1) your current GLB Base minus the excess withdrawal [$100,000 – ($6,000 - $5,000)] and (2) your new Account Value [$92,000]].
●	Your Maximum WB Amount is now $4,600 [5% of your GLB Base].
●
Your Lifetime Income Base is reduced to $92,000 [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$100,000 -  ($6,000 - $4,000)] and (2) your new Account Value [$92,000]].

●	Your Maximum WB for Life Amount is $3,680 [4% of your new Lifetime Income Base of $92,000].
●
Assume you make no subsequent Purchase Payments, but you take annual systematic withdrawals of $6,000 for a total of 13 years. Due to the of poor investment performance of your Designated Funds, your Account Value is now $7,609. Because you have taken withdrawals in excess of your Maximum WB Amount, your GLB amount is also now $7,609.  Because you have taken withdrawals in excess of your Maximum WB Amount, your GLB Base is also now $7,609.  Your Maximum WB Amount is 5% of $7,609, or $380.  Because you have taken withdrawals in excess of your Maximum WB for Life Amount, your Lifetime Income Base is also now $7,609.  Your Maximum WB for Life Amount is 4% of $7,609, or $304.

●	Assume your Designated Fund earns -2% in Account Year 14, and that you take another $6,000 withdrawal. On December 31, 2022:
●	Your Account Value is $1, 457 [$7,609 x (1 - 0.02) - $6,000].
●	Your GLB amount is $1,457 [the lesser of (1) your current GLB amount minus the withdrawal amount ($7,609 - $6,000) and (2) your new Account Value ($1,457)].
●	Your GLB Base is $1,457 [the lesser of (1) your current GLB Base minus the excess withdrawal [$7,609 - $6,000 - $380)] and (2) your new Account Value ($1,457)].
●	Your Maximum WB Amount equals $73 [5% of your new Lifetime Income Base].
●	Your Lifetime Income Base is $1,457 [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$7,609 - ($6,000 - $304)] and (2) your new Account Value [$1,457]].
●	Your Maximum WB for Life Amount equals $58 [4% of your new Lifetime Income Base of $1,457].

Because your GLB Base is greater than zero, you may take annual withdrawals up to the Maximum WB Amount until your GLB amount becomes zero. Because your Lifetime Income Base is greater than zero, you may take annual withdrawals up to the Maximum WB for Life Amount until you die or annuitize. Any withdrawal you take that is greater than your Maximum WB Amount will reduce your GLB Base (and hence, give you a new, reduced Maximum WB Amount).  Any withdrawal you take that is greater than your Maximum WB for Life Amount will reduce your Lifetime Income Base (and hence, give you a new, reduced Maximum WB for Life Amount).

If your Account Value is reduced to zero by a withdrawal that does not exceed your Maximum WB for Life Amount, you must choose between:

(1)	withdrawing the Maximum WB for Life Amount each year until you die, or
(2)	withdrawing your Maximum WB Amount each year until your GLB amount is reduced to zero.

If your Account Value is reduced to zero by a withdrawal that exceeds your Maximum WB for Life Amount but does not exceed your Maximum WB Amount, your Lifetime Income Base will become zero, but we will continue to pay your then current Maximum WB Amount each year until your GLB is reduced to zero.

If your Account Value is reduced to zero by a withdrawal that exceeds both your Maximum WB for Life Amount and your Maximum WB Amount, your Lifetime Income Base, your GLB amount, and your GLB Base will all be reduced to zero, your Maximum WB for Life Amount and your Maximum WB Amount will both become zero, and no more benefits will be paid.

EXAMPLE 13: Step-up elected under AB Plan.

●
Assume that you did not elect the WB plan at any time.  Assume that your Account Value was $150,000 on January 1, 2009.  Since this amount is greater than your GLB amount, you may step-up to a new 10-year period, with a new GLB amount of $150,000. Assume that you elect to step-up.

●
Your Maturity Date is reset to January 1, 2019 (ten years after the date of the step-up). Assume that on January 1, 2019, your Account Value is $130,000.  Assume that your total rider charges to date are $8,875.

●	Since your Account Value is lower than your stepped-up GLB by $20,000, an amount equal to $20,000 will be deposited into your Contract ($150,000 - $130,000).

EXAMPLE 14: Step-up elected under WB Plan.

●
Assume you are age 65 at issue.  Also assume that you elect the WB plan on January 1, 2006, and that you choose to systematically withdraw the Maximum WB Amount annually.  Assume that your Designated Fund had good investment performance, gaining 6% a year over the course of the Contract.  On January 1, 2006:

●	Your GLB Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB for Life Amount is $5,000 [5% of your Lifetime Income Base because you are age 65].
●	On December 31, 2006, after you take your first systematic withdrawal of $5,000, your Account Value is $101,000:
●	Your GLB amount, reduced by the amount of the withdrawal, is $95,000 [$100,000-$5,000].
●	Your GLB Base is still $100,000 because you withdrew no more than your Maximum WB Amount.
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is $100,000 because you withdrew no more than your Maximum WB for Life Amount.
●	Your Maximum WB for Life Amount is $5,000 [5% of your Lifetime Income Base].
●	Assume you make no subsequent Purchase Payments, but you take systematic withdrawals of $5,000 for a total of 3 years. On December 31, 2008:
●	Your Account Value is $103,184.
●	Your GLB amount is $85,000 [$100,000 - ($5,000 x 3)].
●	Your GLB Base is still $100,000 because you withdrew no more than your Maximum WB Amount.
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is still $100,000 because you withdrew no more than your Maximum WB for Life Amount.
●	Your Maximum WB for Life Amount is $5,000 [5% of your Lifetime Income Base].

Because your Account Value is greater than your GLB amount, your GLB Base, and your Lifetime Income Base, you may step-up your GLB amount, your GLB Base, and your Lifetime Income Base each to an amount equal to your current Account Value. Assume you elect to step-up.  On January 1, 2009*:

●	Your Account Value is $103,184.
●	Your GLB amount is $103,184.
●	Your GLB Base is $103,184.
●	Your Maximum WB Amount is $5,159 [5% of your new GLB Base].
●	Your Lifetime Income Base is $103,184.
●	Your Maximum WB for Life Amount is $5,159 [5% of your new Lifetime Income Base].
*
Note:  Assume instead that you elected to step-up sometime in 2009 after your withdrawal of $5,000 was taken and that your Account Value at the time of the step-up was $103,184.  Your new Maximum WB Amount and new Maximum WB for Life amount would apply so that you could withdraw an additional $159 without exceeding your maximum amounts.

EXAMPLE 15: Subsequent Purchase Payments after Step-up under the AB Plan; Refund Applies.

●
Assume that you did not elect the WB plan at any time.  Assume that your Account Value was $150,000 on January 1, 2009.  Since this amount is greater than your GLB amount, you may step-up to a new 10-year period, with a new GLB amount of $150,000. Assume that you elect to step-up. Your Maturity Date is reset to January 1, 2019 (ten years after the date of the step-up).

●	On June 1, 2010, you make an additional $80,000 Purchase Payment.
●
On June 1, 2010, your GLB amount is $230,000 [$150,000 + ($80,000 x 100%)].  Since it has been less than two years since the step-up was elected, the GLB amount is increased by 100% of the new Purchase Payment amount.

●	Assume that on January 1, 2019 (your Maturity Date), your Account Value is $280,000. Assume that your total rider charges to date are $13,850.
●	Because your Account Value is greater than the GLB amount of $230,000, your account will be credited with the amount of your rider charges, increasing your Account Value to $293,850.

APPENDIX F -
PREVIOUSLY AVAILABLE INVESTMENT OPTIONS

The current available variable investment options are those listed on page 1 of the prospectus.

If you purchased your Contract before February 2, 2004, you may make subsequent Purchase Payments and transfers into the following investment options that were available for investment prior to that date:

Large-Cap Equity Funds	Real Estate Equity Funds
MFS® Capital Appreciation Portfolio - S Class	Sun Capital Global Real Estate Fund - Initial Class
MFS® Strategic Value Portfolio - S Class*	Multi- Sector Bond Funds
International/Global Equity Funds	MFS® Strategic Income Portfolio - S Class
MFS® Global Growth Portfolio - S Class
Mid-Cap Equity Funds
MFS® Mid Cap Growth Portfolio - S Class
MFS® Mid Cap Value Portfolio - S Class

*On June 22, 2009, the MFS Strategic Value Portfolio will be closed to new Purchase Payments. However, any automatic programs previously authorized by a Contract Owner, such as dollar-cost averaging, portfolio rebalancing, and asset allocation, into the MFS Strategic Value Portfolio will continue until June 29, 2009 when it is expected that the MFS Strategic Value Portfolio will merge with the MFS Value Portfolio.

Massachusetts Financial Services Company advises the MFS® Funds.  Sun Capital Advisers LLC advises the Sun Capital Funds.

If you purchased your Contract before March 5, 2007, you may make subsequent Purchase Payments and transfers into the following investment options that were available for investment prior to that date:

Large-Cap Equity Funds	Large-Cap Equity Funds (continued)
Columbia Marsico 21st Century Fund, Variable Series,	MFS® Blended Research Core Equity Portfolio - S Class
A Class**	MFS® Global Research Portfolio - S Class
Columbia Marsico Growth Fund, Variable Series,	Small-Cap Equity Funds
A Class**	MFS® New Discovery Portfolio - S Class
MFS® Growth Portfolio - S Class	Oppenheimer Main Street Small Cap Fund/VA
MFS® Massachusetts Investors Growth Stock	- Service Shares
Portfolio - S Class

** Only available if you purchased your Contract through a Bank of America representative.

Columbia Management Advisors, LLC, advises the Columbia Funds (with Marsico Capital Management, LLC, sub-advising the Columbia Marsico Funds). Massachusetts Financial Services Company advises the MFS® Funds. OppenheimerFunds, Inc. advises the Oppenheimer Funds. Sun Capital Advisers LLC advises the Sun Capital Funds.

If you purchased your Contract from a Bank of America representative before April 22, 2007, you may make subsequent Purchase Payments and transfers into the following investment options that were available for investment prior to that date:

Mid-Cap Equity Funds	Small-Cap Equity Funds
Wanger Select***	Wanger USA***
Emerging Markets Equity Funds
Columbia Small Cap Value Fund, Variable Series -
Class B

*** These funds do not have different share classes.

Columbia Management Advisors, LLC, advises the Columbia Funds. Columbia Wanger Asset Management, L.P. advises Wanger USA and Wanger Select.

If you purchased your Contract before March 10, 2008, you may make subsequent Purchase Payments and transfers into the following investment options that were available for investment prior to that date:

Asset Allocation Funds	High Yield Bond Funds
PIMCO All Asset Portfolio - Admin. Class	MFS® High Yield Portfolio - S Class
International/Global Equity Funds	Money Market Funds
Templeton Foreign Securities Fund - Class 2	MFS® Money Market Portfolio - S Class
Emerging Markets Equity Funds
Templeton Developing Markets Securities Fund -
Class 2

Massachusetts Financial Services Company, our affiliate, advises the MFS® Funds.  Pacific Investment Management Company LLC advises the PIMCO Variable Insurance Trust Portfolios. Templeton® Asset Management Ltd. advises the Templeton Developing Markets Securities Fund. Templeton® Investment Counsel, LLC advises Templeton Foreign Securities Fund and Templeton Growth Securities Fund.

If you purchased your Contract before October 20, 2008, you may make subsequent Purchase Payments and transfers into the following investment options that were available for investment prior to that date:

Large-Cap Equity Funds	Target Date Funds
Oppenheimer Main Street Fund®/VA - Service Shares	Fidelity® Variable Insurance Products Fund Freedom
International/Global Equity Funds	2010 Portfolio - Service Class 2*
AllianceBernstein International Value Portfolio,	Intermediate-Term Bond Funds
Class B**	PIMCO Total Return Portfolio - Admin. Class
Inflation-Protected Bond Funds
PIMCO Real Return Portfolio - Admin. Class

* This is a Fund of Funds option and expenses of the Fund include the Fund level expenses of the underlying Funds as well. The Fund may be more expensive than Funds that do not invest in other Funds.
** Not available for investment if you purchased your Contract through a Bank of America representative between April 25, 2005 and April 20, 2007.

AllianceBernstein L.P. advises the AllianceBernstein Variable Products Series Fund Inc. Portfolio. Pacific Investment Management Company LLC advises the PIMCO Variable Insurance Trust Portfolios. OppenheimerFunds, Inc. advises the Oppenheimer Fund. Strategic Advisers®, Inc. advises the Fidelity Variable Insurance Products Fund Freedom Portfolio.

If you purchased your Contract before February 17, 2009, you may make subsequent Purchase Payments and transfers into the following investment option that was available for investment prior to that date:

Asset Allocation Funds
Franklin Templeton VIP Founding Funds Allocation
Fund, Class 2***

 *** This is a Fund of Funds option and expenses of the Fund include the Fund level expenses of the underlying Funds as well. The Fund may be more expensive than Funds that do not invest in other Funds. Not available for investment if you purchased your Contract through a Bank of America representative between April 25, 2005 and April 20, 2007.

Franklin Templeton Services, LLC administers the Franklin Templeton Founding Funds Allocation Fund (with the following advising the underlying portfolios of the fund: Franklin Advisers, Inc. advising the Franklin Income Securities Fund, Franklin Mutual Advisers LLC advising Mutual Shares Securities Fund and Templeton Global Advisers Limited advising Templeton Growth Securities Fund).

APPENDIX G -
SECURED RETURNS

The optional living benefit rider Secured Returns (“Benefit”) was available for all Contracts issued prior to September 7, 2004 and certain contracts issued after that date. The following information applies to your Contract if you elected to participate in Secured Returns and did not replace it with Secured Returns 2, which was available for such replacements for a limited period of time. Secured Returns is no longer available for sale on new Contracts. Since we are no longer offering Secured Returns to new Owners, renewals are no longer available.

Secured Returns guarantees a return of your Purchase Payments (adjusted for subsequent Purchase Payments and withdrawals), regardless of the investment performance of the underlying funds, provided that you comply with certain requirements.  The amount guaranteed can be greater than or less than your Account Value.

Upon annuitization, the Benefit and any optional death benefit rider automatically terminate.

To participate in Secured Returns, all of your Account Value must be invested in a Designated Fund at all times during the term of the plan:  a 10-year period under the AB Plan or, if you elected the WB Plan, until your guaranteed amount is reduced to zero. See “Designated Funds” in the prospectus to which this Appendix is attached.

If you elected to participate in Secured Returns with the basic death benefit, we assess your Contract an annual charge of 0.40% of your average daily net assets.  If you elected Secured Returns with the EEB Premier rider, we assess your Contract an annual charge of 0.65% of your average daily net assets. We will continue to deduct this annual charge until you annuitize or your Secured Returns expires or is revoked.  Cancellation of the Benefit (caused by a transfer out of the Designated Fund or a Purchase Payment allocation to a non-Designated Fund) may not terminate the annual charge.

Anytime after your 7th Account Anniversary, you may revoke Secured Returns.  Once revoked, the Benefit may not be reinstated.  After the Benefit has been revoked, your insurance charges will be reduced by 0.40% of your average daily Account Value.  If you elected the Benefit in combination with the EEB Premier rider, that optional death benefit rider will not be revoked and the charge of the rider (0.25% of your average daily Account Value) will continue.

Transfers among the Designated Funds are permitted as described under “Transfer Privilege.”  If however you transfer some or all of your Account Value out of the Designated Fund into another investment option offered under your Contract, Secured Returns will be automatically cancelled. Likewise, if you allocate one or more subsequent Purchase Payments to an investment option other than one of the Designated Funds, Secured Returns will be cancelled.

Once the Benefit has been cancelled, it cannot be reinstated.  After the cancellation of the Benefit, you will continue to pay the annual charge for the Benefit until your 7th Account Anniversary.  After your 7th Account Anniversary, your insurance charges will be reduced by 0.40% of your average daily Account Value.  If you elected the Benefit in combination with the EEB Premier rider, that optional death benefit rider will not be cancelled and the cost of such rider (0.25% of your average daily Account Value) will remain.

If you elected Secured Returns, you may choose to receive your Benefit under one of two plans:  the Guaranteed Minimum Accumulation Benefit (“AB”) Plan or the Guaranteed Minimum Withdrawal Benefit (“WB”) Plan. You are automatically enrolled in the AB Plan at the time you elect Secured Returns.  Any time prior to your 81st birthday, you may elect instead to receive your Benefit under the WB Plan.  There is no waiting period for participation in the WB Plan, but you must make your election prior to your 10th Account Anniversary or annuitization, whichever is earlier.  Once you elect to participate in the WB Plan, you may not change your election to the AB Plan.  If you do not specifically elect the WB Plan, you will be deemed to have elected to remain in the AB Plan.

All withdrawals under Secured Returns are subject to withdrawal charges if they are in excess of the annual free withdrawal amount.  (See “Free Withdrawal Amount” under “Withdrawal Charge” in the Prospectus to which this Appendix is attached.) In addition, if you have elected Secured Returns, but have not yet elected to participate in the WB Plan, any withdrawals you make will reduce your GLB amount proportionally to the amount of Account Value withdrawn. For examples showing how withdrawals affect your benefits under Secured Returns, see Examples 5 through 8 in this Appendix.

Under the terms of the Guaranteed Minimum Accumulation Benefit (“AB”) Plan, on your 10th Account Anniversary, we will credit your Account Value with any excess of your Guaranteed Living Benefit Amount (“GLB amount”) over your Account Value after the application of any other Contract transactions.  Any such amount will be allocated to the Designated Fund in which you are invested at that time.  Your GLB amount is equal to the sum of 100% of your initial Purchase Payment plus a specified percentage of any subsequent Purchase Payments, adjusted in amount for partial withdrawals.  One or more subsequent Purchase Payments during the 10-year period will not restart the 10-year period.   For each subsequent Purchase Payment after the second Account Anniversary, we will increase the GLB amount by less than 100% of the Purchase Payment depending upon the Account Year in which it was made, as follows:

Account Year in which Purchase Payment was made	Percentage Guaranteed
1-2	100%
3-5	85%
6-8	70%
9-10	60%

For examples of how we calculate benefits under the AB Plan, see Examples 1 and 2 in this Appendix.  Note that the timing and amount of subsequent Purchase Payments may affect the total Benefit. In particular, it may be disadvantageous for you to make Purchase Payments that increase the GLB amount by less than 100% of the payment.

To calculate the GLB amount after a partial withdrawal under the AB Plan, we multiply the GLB amount immediately before the withdrawal by the ratio of the Account Value immediately after the withdrawal to the Account Value immediately before the withdrawal.  (See Examples 5 and 7 in this Appendix.)

If you die while the AB Plan is still in force, all benefits and charges under Secured Returns will automatically terminate when we receive Due Proof of Death, unless your surviving spouse is the sole Beneficiary. In that case, your surviving spouse may elect to continue the Contract.  If such election is made, the same Benefit will apply.  Your surviving spouse can elect the WB Plan at any time prior to the earliest of annuitization, the surviving spouse's 81st birthday, and your 10th Account Anniversary.   If your surviving spouse does not elect the WB Plan, the AB Plan will continue.  In such case, the benefits under AB Plan will be determined according to the original 10-year period.  In all cases, the GLB amount will not reset upon your death.

If the Contract is not continued by your surviving spouse following your death while participating in the AB Plan, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Under the terms of the Guaranteed Minimum Withdrawal Benefit (“WB”) Plan, you may withdraw up to a set dollar amount from your Account Value each year during which the WB Plan is in effect, until your remaining GLB amount equals zero.  This set dollar amount, or “maximum WB amount,” is equal to 7% of the GLB amount on the date you elect to participate in the WB Plan.  You are not required to make any withdrawals after you have elected the WB Plan; however, if you withdraw more than the maximum WB amount in any Account Year, your remaining GLB amount and future guaranteed withdrawals will be reduced in the manner discussed further below. You should be aware that a withdrawal in excess of the maximum WB amount might significantly reduce your Secured Returns Benefits if your Account Value is less than the remaining GLB amount.  In addition, the value you will receive upon a full withdrawal, or “surrender” of your Contract, will be your Contract's Surrender Value and not the remaining GLB amount. Any subsequent Purchase Payment made after you have elected the WB Plan, and before your fourth Account Anniversary, will increase your remaining GLB amount by 100% of such subsequent Purchase Payment.  Your maximum WB amount will increase by 7% of such subsequent Purchase Payment.  After your fourth Account Anniversary, you may not make any additional Purchase Payments if you have elected the WB Plan. For examples of how we calculate benefits under the WB Plan, see Examples 3 and 4 in this Appendix.

Once you have elected to participate in the WB Plan, withdrawals of no more than the maximum WB amount will reduce your remaining GLB amount dollar for dollar. If you are participating in the WB Plan and you withdraw, in any one Account Year, more than the current maximum WB amount, your remaining GLB amount will be reduced to equal the lesser of:

(a)	your previous remaining GLB amount reduced dollar for dollar by the amount of the withdrawal, or

(b)	your Account Value.

If (b), above, is less than (a), then your maximum WB amount will be reduced so that the new remaining GLB amount will expire on the same date it would have had the maximum WB amount been withdrawn every year thereafter.  (See Example 6 in this Appendix.)

The maximum WB amount is not cumulative.  That is to say, if you withdraw less than the maximum WB amount in any one Account Year, you cannot add that unused portion to withdrawals made in future years to exceed the maximum WB amount.

Under the WB Plan, your Secured Returns benefits will continue until your remaining GLB amount is reduced to zero, even if your Account Value drops to zero.  If your Account Value drops to zero, no subsequent Purchase Payment will be accepted and no death benefit will be payable.  We will however, continue to pay the maximum WB amount each Account Year while you are alive until your remaining GLB amount has been reduced to zero.

If you die while the WB Plan is in force and your surviving spouse, as the sole Beneficiary, elects to continue the Contract, Secured Returns will continue on the same terms, for your surviving spouse, even though the Account Value may have been enhanced under the provisions of the death benefit.  (See “Spousal Continuance” under “DEATH BENEFIT” in the Prospectus to which this Appendix is attached.)  In all other situations, the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract, or in the alternative, to receive the maximum WB amount on an annual basis until the remaining GLB amount has been reduced to zero.

Certain tax considerations may be important to you in connection with a living benefit, such as Secured Returns. When you elect to participate in the WB Plan, we will inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit. To assist you in complying with the RMD requirements, each year, we will notify you in early January of your calculated Yearly RMD Amount and inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit.

In the event that your Yearly RMD Amount attributable to your Contract is greater than the maximum withdrawal amount permitted each year under the WB Plan, we are currently waiving withdrawal provisions under Secured Returns as follows. If you withdraw all or a portion of your Qualified Contract's Yearly RMD Amount from the Contract while participating in the WB Plan, we reduce your Account Value and your remaining GLB amount, dollar for dollar, by the amount of the withdrawal. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than either your Maximum WB Amount. In other words, we will not reduce your remaining GLB amount if a Yearly RMD Amount exceeds either your Maximum WB Amount, provided that:

●
you withdraw your Qualified Contract's first Yearly RMD Amount in the calendar year you attain age 70½ rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

●	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Account Year, more than one calendar year's Yearly RMD Amount.

If there is any change to the current Code or IRS rules governing the timing or determination of RMD amounts (including, but not limited to, amendments to the current IRS regulations or the issuance of IRS guidance), then we reserve the right to reduce the remaining GLB amount per the terms of the rider regarding excess withdrawals, when a Yearly RMD Amount withdrawn from your Contract exceeds your Maximum WB Amount. Notice will be given to Contract Owners before we exercise this right.

If you withdraw all or a portion of your Qualified Contract's Yearly RMD Amount from the Contract while participating in the AB Plan, we reduce your Account Value by the amount of the withdrawal and your GLB amount proportionally.

For a further discussion of some of these considerations, please refer to “TAX CONSIDERATIONS - Impact of Optional Death Benefit and Optional Living Benefit Riders” in the Prospectus to which this Appendix is attached.

ALL OF THE FOLLOWING EXAMPLES ARE BASED UPON THE ASSUMPTION YOU SELECTED SECURED RETURNS ON OR BEFORE YOUR ISSUE DATE.

Examples 1 through 4 demonstrate how we calculate your Secured Returns Benefit assuming you make no subsequent Purchase Payments and you make no withdrawals other than those satisfying the maximum WB amount under the WB Plan.  Examples 1 and 2 show your benefit under the AB Plan, and Examples 3 and 4 show your benefit under the WB Plan. Examples 5 through 8 demonstrate how withdrawals and subsequent Purchase Payments affect your Secured Returns Benefit. Examples 5 and 7 show how withdrawals affect your benefits under the AB Plan. Example 6 shows the effect of withdrawing more than the maximum WB amount under the WB Plan in any one Account Year. Examples 7 and 8 show the effects of making subsequent Purchase Payments.

EXAMPLE 1: Low investment performance; no WB election.

●
Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000. Assume that you did not elect the WB plan at any time and that your Designated Fund had low investment performance.

●	Assume that on January 1, 2013, your Account Value is $85,000. On that date, your Account Value will be increased by $15,000 ($100,000 - $85,000).

EXAMPLE 2:  High investment performance; no WB election

●
Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000. Assume that you did not elect the WB plan at any time and that your Designated Fund had high investment performance.

●	Assume that on January 1, 2013, your Account Value is $200,000. Because your Account Value is greater that the GLB amount of $100,000, your Account Value will not be increased.

EXAMPLE 3:  Low investment performance; WB election

●
Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000. Assume that you elected the WB plan at issue and choose to systematically withdraw the maximum WB amount (i.e., 7% of the $100,000 or $7,000).

●	On December 31, 2003, your remaining GLB amount will be $93,000 ($100,000 - $7,000). Assume that, on that date, your Account Value is $91,000.

●	On December 31, 2004, your remaining GLB amount will be $86,000 ($93,000 - $7,000). Assume that, on that date, your Account Value is $80,000. These withdrawals continue for seven more years.

●
On December 31, 2011, your remaining GLB amount will be $37,000 ($86,000 - ($7,000 x 7 years)). Assume that, on that date, your Account Value is $0. These withdrawals of $7,000 continue until the remaining GLB amount runs out in year 15, after the final withdrawal of $2,000 has been taken. At that time, the Benefit terminates.

EXAMPLE 4:  High investment performance; WB election

●	Assume that you elected the WB plan at issue and choose to systematically withdraw the maximum WB amount (i.e., 7% of the $100,000 or $7,000).

●	On December 31, 2003, your remaining GLB amount will be $93,000 ($100,000 - $7,000). Assume that, on that date, your Account Value is $91,000.

●	On December 31, 2004, your remaining GLB amount will be $86,000 ($93,000 - $7,000). Assume that, on that date, your Account Value is $90,000. These withdrawals continue for seven more years.

●	On December 31, 2011, your remaining GLB amount will be $37,000 ($86,000 - ($7,000 x 7 years)). Assume that, on that date, your Account Value is $50,000. These withdrawals continue for 5 more years.

●	On December 31, 2016, the remaining GLB amount equals $2,000 ($37,000 - ($7,000 x 5 years)). Assume the Account Value equals $30,000.

●
Assume that, on December 31, 2017, you withdraw the remaining $2,000 to exhaust the remaining GLB amount. Secured Returns thus terminates and the annual fee stops.  However, because there is a remaining Account Value, the Contract continues.

EXAMPLE 5:  Withdrawals under the AB Plan

●	Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000. Your GLB amount is $100,000.

●
Assume that on January 1, 2004, your Account Value is $110,000 and you withdraw 10% of your Account Value (or $11,000).  Your GLB amount will be reset to $90,000, i.e., the previous GLB amount ($100,000) reduced proportional to the amount of Account Value withdrawn (10%), or $100,000 - (10% of $100,000).

●	Assume you make no more withdrawals or Purchase Payments and that your Account Value, on January 1, 2013, is $85,000. Your Account Value will be increased by $5,000 ($90,000 - $85,000).

EXAMPLE 6:  Withdrawals under the WB Plan

●
Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000.  Assume that you elected the WB Plan at issue. Your maximum WB amount would be $7,000 (i.e., 7% of the $100,000).

●	Assume that, on January 1, 2004, your Account Value is $95,000. Assume that no withdrawals have been made. Your remaining GLB amount is still $100,000 and your maximum WB amount is still $7,000.

●
Assume that, on September 3, 2004, your Account Value is $93,000 and you withdraw $5,000. Your Account Value is thus reduced to $88,000, and your remaining GLB amount is reduced to $95,000.  Your maximum WB amount is still $7,000; however, you can only withdraw $2,000 more this Account Year without exceeding your maximum WB amount for the Account Year.

●
Assume that, on January 4, 2005, your Account Value is $85,000 and you withdraw another $5,000.  Your Account Value is thus reduced to $80,000.  This is now a new Account Year, so the maximum WB amount has not yet been exceeded.  Your remaining GLB amount is reduced to $90,000.  Your maximum WB amount is still $7,000; however, you can only withdraw $2,000 more this Account Year without exceeding your maximum WB amount for the Account Year.

●
Assume that, on November 4, 2005, your Account Value is $79,000 and you withdraw another $5,000. Your Account Value is thus reduced to $74,000. Your total withdrawals for the current Account Year equal $10,000 ($5,000 + $5,000), a total of $3,000 in excess of your maximum WB amount. Your remaining GLB amount is thus reduced to $74,000; i.e., the lesser of your Account Value ($74,000) and your previous remaining GLB amount reduced dollar for dollar by the withdrawal ($90,000 - $5,000). Your maximum WB amount is reduced so that the date on which the remaining GLB amount expires will be the same date it would have expired had the maximum WB been withdrawn every year, i.e., ($90,000 - $2,000) ÷ $7000 = 12.57 years.  Thus the maximum WB amount will become $5,887 ($74,000 ÷ 12.57).

EXAMPLE 7:  Withdrawals with subsequent Purchase Payments under the AB Plan

●	Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000. Assume that you did not elect the WB Plan at any time.

●	On June 1, 2007, you make a subsequent Purchase Payment of $100,000. Your GLB amount is now $185,000, i.e., ($100,000 x 100%) + ($100,000 x 85%).

●
Assume that, on June 1, 2009, your Account Value is $240,000 and you withdraw $40,000. Your Account Value is reduced to $200,000. Your GLB amount is reset to $154,167, i.e., the previous GLB amount reduced proportional to the amount of Account Value withdrawn, or $185,000 x ($200,000 ÷ $240,000).  Assume you make no more withdrawals or subsequent Purchase Payments.

●	Assume that, on January 1, 2013, your Account Value is $125,000. On that date, your Account Value will be increased by $29,167 ($154,167 - $125,000).

EXAMPLE 8:  Withdrawals with subsequent Purchase Payments under the WB Plan

●
Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000.  Assume that you elected the WB plan at issue and choose to systematically withdraw the maximum WB amount (i.e., 7% of the $100,000 or $7,000).

●	On January 1, 2004, your remaining GLB amount will be $93,000 ($100,000 - $7,000). Assume that, on that date, your Account Value is $91,000.

●
Assume that, on January 6, 2004, you make an additional Purchase Payment of $50,000.  Your remaining GLB amount is reset to $143,000 ($93,000 + $50,000).  Your maximum WB amount is reset to $10,500 ($7,000 + (7% x $50,000)).  Assume you increase your annual withdrawals to equal the maximum WB amount of $10,500.

●
Assume that, on January 1, 2005, you withdraw the maximum WB amount of $10,500 and your remaining GLB amount is $132,500 ($143,000 - $10,500).  Assume that no additional subsequent Purchase Payments are made and the maximum WB amount is withdrawn annually.

●
Assume that, on January 1, 2013, your Account Value equals $0.  Your remaining GLB amount will be $48,500, i.e., ($132,500 - ($10,500 x 8 years).  Withdrawals will continue until the remaining GLB amount is reduced to zero.

APPENDIX H -
SECURED RETURNS 2

The following information applies to your Contract if you elected to participate in Secured Returns 2 (“Benefit” or “Secured Returns 2”) and did not replace it with Secured Returns for Life, which was available for such replacements for a limited period of time beginning in November 2005. Secured Returns 2 is no longer available for sale on new Contracts. Since we are no longer offering Secured Returns 2 to new Owners, renewals are no longer available.

Secured Returns 2 guarantees a return of your Purchase Payments (adjusted for subsequent Purchase Payments and withdrawals), regardless of the investment performance of the underlying funds, provided that you comply with certain Benefit requirements.  The amount guaranteed can be greater than or less than your Account Value. All Benefits and charges under Secured Returns 2 terminate upon annuitization.

Secured Returns 2 is available only if you are age 84 or younger on the Open Date.  If you choose to participate in the Benefit, you must make your election no later than your Issue Date.  You may combine the Benefit with any optional death benefit rider other than the EEB Premier Plus rider. Upon annuitization, Secured Returns 2 and any elected optional death benefit rider automatically terminate.

To participate in Secured Returns 2, all of your Account Value must be invested in a Designated Fund at all times during the term of the plan:  a 10-year period under the AB Plan or, if you elected the WB Plan, until the guaranteed amount is reduced to zero. See “Designated Funds” in the prospectus to which this Appendix is attached.

Unlike other Contract charges, the charge for Secured Returns 2 will not be calculated as a percentage of average daily net assets as described under “Variable Accumulation Unit Value.” Instead, the charge for the Benefit will be made as a specific deduction from the Account Value, taken on the last valuation day of the Account Quarter. The charge per year is equal to 0.50% of your Account Value.  The quarterly charge will be determined by multiplying the Account Value at the end of the Account Quarter by 0.00125. (See Example 12 in this Appendix.) The specific amount of the quarterly charge will be reflected on your quarterly account statement.  We will continue to deduct this charge until you annuitize or your Secured Returns 2 Benefit expires or is revoked. Cancellation of the Benefit (caused by a transfer out of a Designated Fund or a Purchase Payment allocation to a non-Designated Fund) will not terminate the charge, until the 7th Account Anniversary. Anytime after your 7th Account Anniversary, you may revoke Secured Returns 2.  Once revoked, Secured Returns 2 may not be reinstated.  After Secured Returns 2 has been revoked, all benefits and charges will end.

Transfers among the Designated Funds are permitted as described under “Transfer Privilege” in the Prospectus to which this Appendix is attached.  If however you transfer some or all of your Account Value out of the Designated Fund into another investment option offered under your Contract, Secured Returns 2 will be automatically cancelled. Likewise, if you allocate one or more subsequent Purchase Payments to an investment option other than one of the Designated Funds, Secured Returns 2 will be cancelled.  Once the Benefit has been cancelled, it cannot be reinstated.  After the cancellation of the Benefit, you will continue to pay the annual charge for the Benefit until your 7th Account Anniversary.

If you elect Secured Returns 2, you may choose to receive your Benefit under one of two plans:  the Guaranteed Minimum Accumulation Benefit (“AB”) Plan or the Guaranteed Minimum Withdrawal Benefit (“WB”) Plan.

If you elect Secured Returns 2, you are automatically enrolled in the AB Plan. After your first Account Anniversary, you may elect instead to receive your Benefit under the WB Plan, provided that you make the election prior to the earliest of your 81st birthday, the date you annuitize, and the date your AB Plan matures. Once you elect to participate in the WB Plan, you may not change your election to the AB Plan.  If you do not specifically elect the WB Plan, you will be deemed to have elected to remain in the AB Plan.

All withdrawals under Secured Returns 2 are subject to withdrawal charges if they are in excess of the annual free withdrawal amount.  (See “Free Withdrawal Amount” under “Withdrawal Charge” in the Prospectus to which this Appendix is attached.) In addition, if you have elected Secured Returns 2, but have not yet elected to participate in the WB Plan, any withdrawals you make will reduce your Guaranteed Living Benefit Amount (“GLB amount”) proportionally to the amount of Account Value withdrawn. For examples showing how withdrawals affect your benefits under Secured Returns 2, see Examples 6, 7, 8, 9 and 11 in this Appendix.

Under the terms of the Guaranteed Minimum Accumulation Benefit (“AB”) Plan, on your 10th Account Anniversary, we will credit your Account Value with any excess of your GLB amount over your Account Value after the application of any other Contract transactions. Any such amount will be allocated to the Designated Fund in which you are invested at that time. Your GLB amount is equal to the sum of 100% of your initial Purchase Payment plus a specified percentage of any subsequent Purchase Payments, adjusted in amount for partial withdrawals. One or more subsequent Purchase Payments during the 10-year period will not restart the 10-year period. For each subsequent Purchase Payment after the second Account Anniversary, we will increase the GLB amount by less than 100% of the Purchase Payment depending upon the Account Year in which it was made, as follows:

Account Year in which Purchase Payment was made	Percentage guaranteed
1-2	100%
3-5	85%
6-8	70%
9-10	60%

For examples of how we calculate benefits under the AB Plan, see Examples 1, 2, and 3 in this Appendix.  Note that the timing and amount of subsequent Purchase Payments may affect the total Secured Returns 2 Benefit. In particular, it may be disadvantageous for you to make Purchase Payments that increase the GLB amount by less than 100% of the payment.

If your Contract remains in the AB Plan until it “matures” on the later of your 10th Account Anniversary or 10 years from your most recent Step-Up Date, and the Account Value is greater than or equal to the GLB amount on the “maturity date,” then we will refund the charges you have paid for Secured Returns 2 (“Refund Amount”) by crediting the Refund Amount to your Account Value.  The Refund Amount will be allocated to the Designated Fund in which you are invested on such “maturity date.” No refund of Secured Returns 2 charges will be made if you change from the AB Plan to the WB Plan.

To calculate the GLB amount after a partial withdrawal under the AB Plan, we multiply the GLB amount immediately before the withdrawal by the ratio of the Account Value immediately after the withdrawal to the Account Value immediately before the withdrawal.  (See Examples 6 and 9 in this Appendix.)

If you die while participating in the AB Plan, all benefits and charges under Secured Returns 2 will automatically terminate when we receive Due Proof of Death, unless your surviving spouse is the sole Beneficiary. In that case, your surviving spouse may elect to continue the Contract.  If such election is made, the same Secured Returns 2 Benefit will apply.  Your surviving spouse can elect the WB Plan at any time prior to the earliest of annuitization, the surviving spouse's 81st birthday, and the date the AB Plan is scheduled to “mature”.  If your surviving spouse does not elect the WB Plan, the AB Plan will continue on the same terms, for your surviving spouse, even though the Account Value may have been enhanced under the provisions of the death benefit.  (See “Spousal Continuance” under “DEATH BENEFIT” in the Prospectus to which this Appendix is attached.)  In all cases, the GLB amount will not reset upon your death, but the charges under Secured Returns 2 will be assessed against the enhanced Account Value.

If the Contract is not continued by your surviving spouse following your death while participating in the AB Plan, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Under the terms of the Guaranteed Minimum Withdrawal Benefit (“WB”) Plan, you may withdraw up to a set dollar amount from your Account Value each year during which the WB Plan is in effect, until your remaining GLB amount equals zero.  Once the remaining GLB amount is reduced to zero, the Secured Returns 2 Benefit will expire and no new Purchase Payments will be accepted into the WB Plan.  This set dollar amount, or “maximum WB amount,” is equal to 7% of the remaining GLB amount on the date you elect to participate in the WB Plan.  You are not required to make any withdrawals after you have elected the WB Plan; however, if you withdraw more than the maximum WB amount in any Account Year, your remaining GLB amount and future guaranteed withdrawals will be reduced in the manner discussed further below. You should be aware that a withdrawal in excess of the maximum WB amount might significantly reduce your Secured Returns 2 Benefits if your Account Value is less than your remaining GLB amount.  In all cases, the value you will receive upon a full withdrawal, or “surrender” of your Contract, will be your Contract's Surrender Value and not the remaining GLB amount. Provided any remaining GLB amount is not reduced to zero, any subsequent Purchase Payment made after you have elected the WB Plan, and before your fourth Account Anniversary, will increase your remaining GLB amount by 100% of such subsequent Purchase Payment.  Your maximum WB amount will increase by 7% of such subsequent Purchase Payment.  After your fourth Account Anniversary, you may not make any additional Purchase Payments unless your WB Plan has expired.

Once you have elected to participate in the WB Plan, withdrawals of no more than the maximum WB amount will reduce the remaining GLB amount dollar for dollar. If you are participating in the WB Plan and you withdraw, in any one Account Year, more than the current maximum WB amount, the remaining GLB amount will be reduced to equal the lesser of:

(a)	your previous remaining GLB amount reduced dollar for dollar by the amount of the withdrawal, or

(b)	your Account Value.

If (b), above, is less than (a), then your maximum WB amount will be reduced so that the new remaining GLB amount will expire on the same date it would have had the maximum WB amount been withdrawn every year thereafter.  (See Example 7 in this Appendix.)

The maximum WB amount is not cumulative.  That is to say, if you withdraw less than the maximum WB amount in any one Account Year, you cannot add that unused portion to withdrawals made in future years to exceed the maximum WB amount.

Under the WB Plan, your Secured Returns 2 benefits will continue until your remaining GLB amount is reduced to zero, even if your Account Value drops to zero.  If your Account Value drops to zero, no subsequent Purchase Payment will be accepted and no death benefit will be payable.  We will however, continue to pay the maximum WB amount each Account Year while you are alive until your remaining GLB amount has been reduced to zero.

For examples of how we calculate benefits under the WB Plan, see Examples 4 and 5 in this Appendix.

If you die while participating in the WB Plan and your surviving spouse, as the sole Beneficiary, elects to continue the Contract, Secured Returns 2 will continue on the same terms, for your surviving spouse, even though the Account Value may have been enhanced under the provisions of the death benefit.  (See “Spousal Continuance” under “DEATH BENEFIT” in the Prospectus to which this Appendix is attached.)  In such case, the remaining GLB amount will not reset upon your death, but the charges under Secured Returns 2 will be assessed against the enhanced Account Value. In all other situations, the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract, or in the alternative, to receive the maximum WB amount on an annual basis until the remaining GLB amount has been reduced to zero.

After your fifth Account Anniversary, you may elect to increase (“step-up”) your GLB amount or remaining GLB amount to your then current Account Value.  Currently, this step-up election may be made on any day after your fifth Account Anniversary.  (We reserve the right to require step-up elections to occur only within 30 days following the fifth or any subsequent Account Anniversary.)  On the day we receive your step-up election notice in good order (the “Step-Up Date”), we will increase your GLB or remaining GLB amount to an amount equal to your Account Value on the Step-Up Date.  If you elect to step-up your GLB or remaining GLB amount, at least 5 full years from the Step-Up Date must pass before you can elect another step-up.  You can only elect to step-up the GLB or remaining GLB amount if the current Account Value is greater than the current GLB or remaining GLB amount.  If you are in the AB Plan, you must be less than age 85 on the Step-Up Date.  If you are in the WB Plan, you must be less than age 81 on the Step-Up Date.

Following your step-up election, the rider fee may be changed to an amount that may be higher than your current Secured Returns 2 fee as discussed above. The rider fee after the step-up will be set by us, based upon current market conditions at the time of the step-up. Significant changes in stock market prices, interest rate fluctuations, and competitive industry trends are among the market conditions we consider in whether to change the fee.

If you are participating in the AB Plan and you elect to step-up your GLB amount, the term of your benefit under the AB Plan will change.  Without a step-up, your benefit under the AB Plan will “mature” on the 10th Account Anniversary (the date we credit your Account with any excess of your GLB amount over your Account Value or refund your Secured Returns 2 rider charges). After you make a step-up election, your benefit under the AB Plan will mature 10 years from the Step-Up Date.  (See Example 2 in this Appendix.)

If you have been receiving benefits under the WB Plan, a step-up may change your “maximum WB amount.”  After the step up, your “maximum WB amount” will become the greater of the current “maximum WB amount” and 7% of your new remaining GLB amount.  Note that, if you step-up in a particular Account Year, any withdrawals previously made in that Account Year are applied against your new “maximum WB amount.”  (See Example 8 in this Appendix.)

At the time of a step-up, if your benefit is under the AB Plan, you can still change to the WB Plan at a later date, subject to the applicable age restrictions described above.

Because Purchase Payments, under the WB Plan, are not allowed after your fourth Account Anniversary, you must be participating in the AB Plan to make any subsequent Purchase Payments after a Step-Up. After your step-up election, any subsequent Purchase Payment will increase the GLB amount under your AB Plan by a specified percentage of the subsequent Purchase Payment. The percentage guaranteed depends upon “Step-Up Year” in which the Payment was made. (A “Step-Up Year” is the 365-day period (366, if a leap year) commencing on your Step-Up Date.) The example below illustrates how we determine the percentage guaranteed after a subsequent Purchase Payment:

Assume you purchased a Contract on July 1, 2005, and elected to step-up your Contract on October 1, 2010.  Under the AB Plan that you have elected, your benefit matures on October 1, 2020.  For any subsequent Purchase Payments you make, your GLB amount will increase by the following percentages:

Step-Up Year	Payments Made Between	Percentage Guaranteed
1	10/02/10 – 10/01/11	100%
2	10/02/11 – 10/01/12	100%
3	10/02/12 – 10/01/13	85%
4	10/02/13 – 10/01/14	85%
5	10/02/14 – 10/01/15	85%
6	10/02/15 – 10/01/16	70%
7	10/02/16 – 10/01/17	70%
8	10/02/17 – 10/01/18	70%
9	10/02/18 – 10/01/19	60%
10	10/02/19 – 10/01/20	60%

Thus, a subsequent Purchase Payment made on October 2, 2015, will provide only a 70% guarantee whereas a subsequent Purchase Payment made on October 1, 2015, will provide an 85% guarantee. (See Example 10 in this Appendix.) It may be disadvantageous for you to make any such Purchase Payments that increase the GLB amount by less than 100% of the payment.

Certain tax considerations may be important to you in connection with a living benefit, such as Secured Returns 2. When you elect to participate in the WB Plan, we will inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit. To assist you in complying with the RMD requirements, each year, we will notify you in early January of your calculated Yearly RMD Amount and inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit.

In the event that your Yearly RMD Amount attributable to your Contract is greater than the maximum withdrawal amount permitted each year under the WB Plan, we are currently waiving withdrawal provisions under Secured Returns 2 as follows. If you withdraw all or a portion of your Qualified Contract's Yearly RMD Amount from the Contract while participating in the WB Plan, we reduce your Account Value and your remaining GLB amount, dollar for dollar, by the amount of the withdrawal. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than either your Maximum WB Amount. In other words, we will not reduce your remaining GLB amount if a Yearly RMD Amount exceeds either your Maximum WB Amount, provided that:

●
you withdraw your Qualified Contract's first Yearly RMD Amount in the calendar year you attain age 70½ rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

●	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Account Year, more than one calendar year's Yearly RMD Amount.

If there is any change to the current Code or IRS rules governing the timing or determination of RMD amounts (including, but not limited to, amendments to the current IRS regulations or the issuance of IRS guidance), then we reserve the right to reduce the remaining GLB amount per the terms of the rider regarding excess withdrawals, when a Yearly RMD Amount withdrawn from your Contract exceeds your Maximum WB Amount. Notice will be given to Contract Owners before we exercise this right.

If you withdraw all or a portion of your Qualified Contract's Yearly RMD Amount from the Contract while participating in the AB Plan, we reduce your Account Value by the amount of the withdrawal and your GLB amount proportionally.

For a further discussion of some of these considerations, please refer to “TAX CONSIDERATIONS - Impact of Optional Death Benefit and Optional Living Benefit Riders” in the Prospectus to which this Appendix is attached.

ALL OF THE FOLLOWING EXAMPLES ARE BASED UPON THE ASSUMPTION YOU ELECTED SECURED RETURNS 2 ON JANUARY 1, 2005 WITH AN INITIAL PURCHASE PAYMENT OF $100,000.  YOUR INITIAL GLB AMOUNT EQUALS YOUR PURCHASE PAYMENT AMOUNT OF $100,000.

EXAMPLE 1: Low investment performance; no WB election.

●
Assume that you did not elect the WB plan at any time and that your Designated Fund had low investment performance.  Since your Account Value was below the GLB amount of $100,000 from January 1, 2010 through January 1, 2015, the step-up feature is not available.

●	Assume that on January 1, 2015, your Account Value is $85,000. Assume that your total rider charges to date are $4,625.

●	Since your Account Value is less than your GLB amount by $15,000, an amount equal to $15,000 will be deposited into your Contract ($100,000 - $85,000).

EXAMPLE 2: Low investment performance; no WB election; step-up elected.

●
Assume that you did not elect the WB plan at any time and that your Designated Fund had low investment performance.  However, assume that your Account Value was $150,000 on January 1, 2010.  Since this amount is greater than your GLB amount, you may step-up to a new 10 year period, with a new GLB amount of $150,000. Assume that you do elect to step-up.

●
Your new GMAB rider maturity date is now January 1, 2020 (ten years after the date of the step-up). Assume that on January 1, 2020, your Account Value is $130,000.  Assume that your total rider charges to date are $10,125.

●	Since your Account Value is lower than your stepped-up GLB by $20,000, an amount equal to $20,000 will be deposited into your Contract ($150,000 - $130,000).

EXAMPLE 3: High investment performance; no WB election; refund applies.

●
Assume that you did not elect the WB plan at any time and that your Designated Fund had high investment performance.  Assume that your Account Value was $150,000 on January 1, 2010.  Since this amount is greater than your GLB amount, you may step-up to a new 10-year period, with a new GLB amount of $150,000.  Assume that you do not elect to step-up.

●	Assume that on January 1, 2015, your Account Value is $200,000. Assume that your total rider charges to date are $7,500.

●	Because your Account Value is greater than the GLB amount of $100,000, your account will be credited with the amount of your rider charges, increasing your Account Value to $207,500.

EXAMPLE 4: Low investment performance; WB election.

●
Assume that you elect the WB plan at the beginning of the second Account Year and then choose to systematically withdraw the maximum WB amount (i.e., 7% of the $100,000 remaining GLB amount, or $7,000).

●	On December 31, 2006, your remaining GLB amount will be $93,000. Assume that, on this date, your Account Value is $91,000.

●
On December 31, 2007, your remaining GLB amount will be $86,000.  Assume that, on this date, your Account Value is $80,000.  The $7,000 withdrawals continue for seven more years.  Assume that from January 1, 2010 through December 31, 2014, your Account Value is less than your remaining GLB amount.  Therefore, the step-up feature is not available.

●	On December 31, 2014, your remaining GLB amount will be $37,000. Assume that, on this date, your Account Value is $0.

●	These withdrawals of $7,000 continue until the remaining GLB amount runs out in year 2020. At that time, Secured Returns 2 terminates.

EXAMPLE 5: High investment performance; WB election; step-up elected.

●
Assume that you elect the WB plan at the beginning of the second Account Year and then choose to systematically withdraw the maximum WB amount (i.e., 7% of the $100,000 remaining GLB amount, or $7,000).

●	On December 31, 2006, your remaining GLB amount will be $93,000. Assume that, on this date, your Account Value is $95,000.

●
On December 31, 2007, your remaining GLB amount will be $86,000.  Assume that, on this date, your Account Value is $90,000.  The $7,000 withdrawals continue for two more years.  Assume that on January 1, 2010, your Account Value is $80,000 and your remaining GLB amount is $72,000.  Since your Account Value is greater than your remaining GLB amount, you may step-up your remaining GLB amount to $80,000.  Assume you elect to step-up.  Your maximum WB amount is calculated as 7% of $80,000 = $5,600.  However, since this is less than your current maximum WB amount of $7,000, your maximum WB amount will remain at $7,000.

●	Assume you continue to withdraw $7,000 per year for four more years. On December 31, 2013, your remaining GLB amount will be $52,000. Assume that, on this date, your Account Value is $56,000.

●	These $7,000 withdrawals continue. On December 31, 2020, the remaining GLB amount equals $3,000. Assume that, on this date, your Account Value equals $20,000.

●
Assume that you withdraw $3,000 on February 12, 2021.  At this time, the remaining GLB amount is reduced to zero and Secured Returns 2 terminates and the annual fee stops.  However, because there is a remaining Account Value, the Contract continues.

EXAMPLE 6: Withdrawals under the AB Plan; low investment performance.

●	Assume that you did not elect the WB plan at any time.

●	Assume that on January 1, 2006, you withdraw 10% of your Account Value of $110,000 (or $11,000). Your Account Value is now $99,000.

●	On January 1, 2006, your GLB amount will be reset to $90,000 (the previous GLB amount reduced proportional to the amount of Account Value withdrawn).

●	Assume you make no more withdrawals or Purchase Payments and that your Account Value on January 1, 2015 is $87,000. Assume that your total rider charges to date are $4,710.

●	Since your Account Value is less than your GLB amount by $3,000, an amount equal to $3,000 will be deposited into your Contract ($90,000 - $87,000).

EXAMPLE 7: Withdrawals under the WB Plan; low investment performance.

●
Assume that you elect the WB plan at the beginning of your second Account Year.  The maximum WB amount would be $7,000 (i.e., 7% of the $100,000 remaining GLB amount).  However, assume no withdrawals are made.  On July 1, 2006, assume that your Account Value is $95,000.  The remaining GLB amount is still $100,000, and the maximum WB amount is still $7,000.

●	Assume that you make a withdrawal of $5,000 on September 3, 2006. Your remaining GLB amount is now $95,000. Assume that your Account Value is now $88,000.

●
Assume that you make another withdrawal of $5,000 on April 5, 2007.  This is now a new Account Year, so the maximum WB amount has not been exceeded yet.  Your remaining GLB amount is now $90,000.  Assume that your Account Value is now $80,000.

●
Assume that you make another withdrawal of $5,000 on September 18, 2007. Your total withdrawals in the current Account Year are now $10,000 and exceed the WB maximum of $7,000. Assume that your Account Value is $79,000 just before the withdrawal, and $74,000 just after the withdrawal.

●
Because your withdrawals exceeded the maximum WB amount, your remaining GLB amount is reduced to the lesser of your previous remaining GLB amount reduced dollar for dollar for the withdrawal ($90,000 - $5,000), and your current Account Value ($74,000).  Therefore, your new remaining GLB amount is $74,000.  Your maximum WB amount is reduced so that the date on which the remaining GLB expires will be the same date it would have expired had the maximum WB been withdrawn every year (i.e.,  ($90,000 - $2,000) ÷ $7,000 = 12.57 years).  Thus the new maximum WB amount becomes $5,887 ($74,000 ÷ 12.57).

EXAMPLE 8: Withdrawals under the WB Plan; high investment performance; step-up elected.

●
Assume that you elect the WB plan at the beginning of your second Account Year.  The maximum WB amount would be $7,000 (i.e., 7% of the $100,000 remaining GLB amount).  However, assume you make no withdrawals.  On February 1, 2010, assume that your Account Value is $124,000.  Since your Account Value is greater than your remaining GLB amount, you may step-up your remaining GLB amount to $124,000. Assume that you do not step-up.  Your remaining GLB amount is still $100,000, and the maximum WB amount is still $7,000.

●
Assume that on March 3, 2010, your Account Value is now $125,000. You now make a withdrawal of $5,000.  Your remaining GLB amount is now $95,000. Your Account Value is now $120,000.  Since your Account Value is greater than your remaining GLB amount, you may step-up your remaining GLB amount to $120,000.  Assume that you do step-up.  Your maximum WB amount is calculated as 7% of $120,000 = $8,400.  Since this is greater than your current maximum WB amount of $7,000, your maximum WB amount increases to $8,400.

●
Assume that you wish to make another withdrawal on October 5, 2010.  Because you have already withdrawn $5,000 in the current Account Year, you can withdraw $3,400 ($8,400 - $5,000) without exceeding your WB maximum.  Assume that you withdraw this $3,400.  Your remaining GLB amount is now $116,600 ($120,000 - $3,400).  Assume that your Account Value is now $118,000.

●
On January 2, 2011 you begin a new Account Year.  Therefore, you can withdraw $8,400 in this new Account Year without exceeding your WB maximum.  Assume that you do withdraw $8,400 in this Account Year.  On December 31, 2011, the remaining GLB amount equals $108,200.  Assume that, on this date, your Account Value equals $110,000.

●	Assume that you continue to withdraw $8,400 each Account Year. On December 31, 2023, the remaining GLB amount equals $7,400. Assume that, on this date, your Account Value equals $30,000.

●
Assume that you withdraw $7,400 on March 12, 2024. At that time, the remaining GLB amount is reduced to zero and Secured Returns 2 terminates and the annual fee stops. However, because there is a remaining Account Value, the Contract continues.

EXAMPLE 9: Withdrawals with Subsequent Purchase Payments under the AB Plan; low investment performance.

●	Assume that you did not elect the WB Plan at any time.

●	On June 1, 2010, you make an additional $80,000 Purchase Payment.

●	On June 1, 2010, your GLB amount is $168,000 [$100,000 + ($80,000 x 85%)].

●	Assume that, on June 1, 2011, you withdraw $40,000 and that your Account Value is $240,000 at this time. After the withdrawal, your Account Value is $200,000.

●
On June 1, 2011, your GLB amount is reset to $140,000. This equals the previous remaining GLB amount reduced proportional to the amount of Account Value withdrawn, or $168,000 x [1 – (40,000 ÷ 240,000)].

●	Assume you make no more withdrawals or Purchase Payments and that your Account Value on January 1, 2015, is $125,000. Assume that your total rider charges to date are $6,670.

●	Since your Account Value is less than your GLB amount by $15,000, an amount equal to $15,000 will be deposited into your Contract ($140,000 - $125,000).

EXAMPLE 10: Step-up and Subsequent Purchase Payments under the AB Plan; high investment performance; step-up elected; refund applies.

●
Assume that you did not elect the WB Plan at any time and that your Designated Fund had high investment performance. Assume that your Account Value is $150,000 on January 1, 2010. Since this amount is greater than your GLB amount, you may step-up to a new 10-year period, with a new GLB amount of $150,000. Assume that you do elect to step-up.

●	On June 1, 2011, you make an additional $80,000 Purchase Payment.

●
On June 1, 2011, your GLB amount is $230,000 [$150,000 + ($80,000 x 100%)]. Since it has only been one year since the step-up was elected, the GLB amount is increased by 100% of the new Purchase Payment amount.

●
Your new AB Plan maturity date is now January 1, 2020 (ten years after the date of the step-up). Assume that on January 1, 2020 your Account Value is $280,000. Assume that your total rider charges to date are $15,130.

●	Because your Account Value is greater than the GLB amount of $230,000, your account will be credited with the amount of your rider charges, increasing your Account Value to $295,130.

EXAMPLE 11: Withdrawals with Subsequent Purchase Payments under the WB Plan.

●
Assume that you elect the WB plan at the beginning of the second Account Year and then choose to systematically withdraw the maximum WB amount (i.e., 7% of the $100,000 remaining GLB amount or $7,000).

●	On January 1, 2007, your remaining GLB amount will be $93,000. Assume that, on this date, your Account Value is $91,000.

●	On January 6, 2007, you make an additional Purchase Payment of $50,000.

●	Your remaining GLB amount is reset to $143,000 ($93,000 + $50,000).

●	Your maximum WB amount is reset to $10,500 [$7,000 + (7% x $50,000)].

●	Assume you increase your annual withdrawals to equal the maximum WB amount of $10,500.

●	On January 1, 2008, your remaining GLB amount is $132,500 ($143,000 - $10,500). Assume that you make no additional Purchase Payments and the maximum WB amount is withdrawn annually.

●
Assume that on January 1, 2016, your Account Value is $0.  Your remaining GLB amount will be $48,500 [$132,500 – ($10,500 x 8 years)].  Withdrawals of $10,500 will continue until the remaining GLB amount runs out in year 2020.  At that time, the Secured Returns 2 terminates.

EXAMPLE 12: Calculation of explicit rider charges.

●
Assume that you did not elect the WB plan at any time.  Assume that your Account Value increases at an annual rate of 5% per year throughout the first ten years.  Also assume that you do not elect to step-up at any time.

●
On March 31, 2005, your Account Value before the charge for Secured Returns 2 is taken is $101,196.79.  The charge deducted on March 31, 2005 is $126.50 ($101,196.79 x .00125).  Therefore, your ending Account Value on March 31, 2005 is $101,070.29 ($101,196.79 - $126.50).

●
On June 30, 2005, your Account Value before the charge for Secured Returns 2 is taken is $102,307.23.  The fee deducted on June 30, 2005 is $127.88 ($102,307.23 x .00125).  Therefore, your ending Account Value on June 30, 2005 is $102,179.35 ($102,307.23 - $127.88).

●
On September 30, 2005, your Account Value before the charge for Secured Returns 2 is taken is $103,443.69.  The fee deducted on September 30, 2005 is $129.30 ($103,443.69 x .00125).  Therefore, your ending Account Value on September 30, 2005 is $103,314.39 ($103,443.69 - $129.30).

●
This pattern continues until the maturity date for your Benefit of January 1, 2015.  On that date, your Account will be credited with a payment.  If your current Account Value is less than your current GLB amount, then your Account will be credited with the difference between these two amounts.  If your current Account Value is greater than your current GLB amount, then your Account will be credited with the sum of all of Secured Returns 2 charges that have been made.  Note that if Secured Returns 2 was revoked or cancelled before the maturity date for your Benefit of January 1, 2015, then no Secured Returns 2 credit will be made to your Account.

APPENDIX I -
SECURED RETURNS FOR LIFE PLUS SM

The optional living benefit rider known as Secured Returns for Life Plus (“Secured Returns for Life Plus” or a “Benefit”) was available for Contracts issued after April 11, 2006, and prior to February 17, 2009. The following information applies to your Contract if you elected to participate in Secured Returns for Life Plus. Secured Returns for Life Plus is no longer available for sale on new Contracts. Since we are no longer offering Secured Returns for Life Plus to new Owners, renewals are no longer available.

Secured Returns for Life Plus provides a guarantee of a return of your initial Purchase Payment (adjusted for subsequent Purchase Payments and withdrawals), during the accumulation period regardless of the investment performance of the Designated Funds, provided that you comply with certain requirements. The amount guaranteed can be greater than or less than your Account Value. The guaranteed amount can be paid out under a Guaranteed Minimum Accumulation Benefit (“AB”) Plan, which provides for a return of your guaranteed amount on the AB Plan Maturity Date, or a Guaranteed Minimum Withdrawal Benefit (“WB”) Plan, which provides for a return of your guaranteed amount through periodic withdrawals or, if you meet certain conditions, payments for life. (You should note that the Benefit does not, in all cases, guarantee payments “for Life.” Certain actions you take may reduce, or even exhaust, your Benefit.)

In addition, Secured Returns for Life Plus includes a bonus feature (called the “Plus 5 Program”) that may increase the guaranteed amount under the WB Plan provided no withdrawals are taken during an Account Year. These bonuses will not increase your guaranteed amount under the AB Plan. We will, however, keep track of any bonuses while you are in the AB Plan and apply them to the WB Plan, if and when you transfer into the WB Plan. The bonuses under the Plus 5 Program are discussed further in this Appendix under “Plus 5 Program.”

We use the following definitions to describe how Secured Returns for Life Plus works:

AB Plan Maturity Date:
The date when the AB Plan matures. If you are younger than 85 on the Issue Date, your AB Plan Maturity Date is the later of your 10th Account Anniversary or 10 years from the date of your last step-up. (See “Step-Up.”) If you are 85 on the Issue Date, your AB Plan Maturity Date is your maximum Annuity Commencement Date.

Designated Funds:	The limited investment options you can choose if you are participating in a living benefit.

Plus 5 Period:	The period of time equal in length to the first 10 Account Years; or, if less than 10 years, the period of time up to the Account Year in which the oldest Participant attains age 80.

Bonus Base:
An amount that is equal to the initial Purchase Payment on the date the Contract is issued, and later is adjusted for any subsequent Purchase Payments, step-ups, and partial withdrawals made during the Plus 5 Period.

Guaranteed Living Benefit Amount (the “GLB amount”):
The minimum amount guaranteed under the Contract while you are participating in the AB Plan. The GLB amount is initially equal to your initial Purchase Payment, which is adjusted for any subsequent Purchase Payments, step-ups, and partial withdrawals. The GLB amount is also used to set the RGLB amount on the date you elect the WB Plan.

Remaining Guaranteed Living Benefit Amount (the “RGLB amount”):
The minimum amount guaranteed if you elected the WB Plan. The RGLB amount equals the GLB amount plus any accrued bonus amount on the date you choose to participate in the WB Plan. This amount will be adjusted for subsequent Purchase Payments, step-ups, bonus amounts, and partial withdrawals.

Guaranteed Living Benefit Base (the “GLB Base”):
A value equal to the RGLB amount on the date you elect to participate in the WB Plan. The GLB Base is adjusted later for any subsequent Purchase Payments, step-ups, bonus amounts, and partial withdrawals. The GLB Base is used to establish the Maximum WB Amount.

Lifetime Income Base:
A value equal to the RGLB amount on the WB Plan election date, if you are age 60 or older on said date. A value equal to the RGLB amount on the Account Anniversary on or immediately following your 59th birthday, if you are less than age 60 on the WB Plan election date. The Lifetime Income Base is adjusted later for any subsequent Purchase Payments, step-ups, bonus amounts, and partial withdrawals. The Lifetime Income Base is used to establish the Maximum WB for Life Amount.

Maximum WB Amount:	The maximum guaranteed amount available for annual withdrawal until your RGLB amount has been reduced to zero. The annual Maximum WB Amount is equal to 5% of the GLB Base.

Maximum WB For Life Amount:
The maximum guaranteed amount available for annual withdrawal during your lifetime. The Maximum WB for Life Amount is equal to 4% or 5% of the current Lifetime Income Base depending upon the age of the Participant on the date of the first withdrawal under the WB Plan or most recent Step-Up Date. If your Contract is co-owned, the age of the oldest Participant will be used to determine the Maximum WB for Life Amount. (You should be aware that the Maximum WB for Life Amount is not a guaranteed amount. Certain actions you take could reduce the value of your Maximum WB for Life Amount to zero.)

You and Your:
Under this optional living benefit, the terms “you” and “your” refer to the oldest Participant or the surviving spouse of the oldest Participant as described under “Death of Participant Under the AB Plan” and “Death of Participant Under the WB Plan.” In the case of a non-natural Participant, these terms refer to the oldest annuitant.

We also use the following acronyms when discussing the features of Secured Returns for Life Plus:

WB Plan	Guaranteed Minimum Withdrawal Benefit Plan

AB Plan	Guaranteed Minimum Accumulation Benefit Plan

GLB Amount	Guaranteed Living Benefit Amount

RGLB Amount	Remaining Guaranteed Living Benefit Amount

Maximum WB Amount	Maximum Guaranteed Minimum Withdrawal Benefit Amount

Maximum WB for Life Amount	Maximum Guaranteed Minimum Withdrawal Benefit for Life Amount

To participate in Secured Returns for Life Plus, all of your Account Value must be invested in a Designated Fund at all times during the term of the plan: a 10-year period under the AB Plan or, if you elected the WB Plan, until the RGLB amount is reduced to zero and the Lifetime Income Base is zero. The only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as Designated Funds are listed in the section entitled “Designated Funds” in the prospectus to which this Appendix is attached.

When you elected to participate in Secured Returns for Life Plus, you are automatically enrolled in the AB Plan. At any time, you may elect instead to receive your benefits under the WB Plan, provided that you make the election prior to the earliest of the date your AB Plan matures, the Contract's maximum Annuity Commencement Date (the first day of the month following the youngest Annuitant's 95th birthday), and the date you annuitize. Once you elect to participate in the WB Plan, you may not change your election to the AB Plan. If you do not specifically elect the WB Plan, you will be deemed to have elected to remain in the AB Plan.

Guaranteed Minimum Accumulation Benefit (“AB”) Plan

Under its terms, the AB Plan matures on the AB Plan Maturity Date. On that date, we will credit your Account Value with any excess of your GLB amount over your Account Value after adjusting for any Contract charges or credits. Any such amount will be allocated to the Designated Fund in which you are invested at that time.

Your GLB amount and your Bonus Base are equal to the sum of 100% of your initial Purchase Payment plus a specified percentage of any subsequent Purchase Payments, adjusted in amount for step-ups (described in this Appendix under “Step -Up”) and partial withdrawals. If you make one or more subsequent Purchase Payments during the 10-year period, the period will not restart. Rather, the percentage of guaranteed return for each subsequent Purchase Payment after the second Account Anniversary will be reduced depending upon the Account Year in which it was made, as follows:

Account Year in which Purchase Payment was made	Percentage added to the GLB amount and to the Bonus Base
1-2	100%
3-5	85%
6-8	70%
9-10	60%
Note that the timing and amount of subsequent Purchase Payments and withdrawals may significantly affect the total Secured Returns for Life Plus Benefit. In particular, Purchase Payments made after the second Account Year may significantly reduce the value of this Benefit to you.

If your Account Value is greater than your GLB amount on the AB Plan Maturity Date, we will credit your Account Value with an amount equal to the charges you paid for Secured Returns for Life Plus. (See “Refund of Secured Returns for Life Plus Charges Under the AB Plan” in this Appendix.) For examples of how we calculate benefits under the AB Plan, see Examples 1 and 2 in this Appendix.

Guaranteed Minimum Withdrawal Benefit (“WB”) Plan

Under the terms of the WB Plan, you are guaranteed a return of your RGLB amount even if your Account Value becomes zero. Each Account Year during which the WB Plan is in effect, you can withdraw up to your Maximum WB Amount until your RGLB amount has been depleted. Once the RGLB amount is reduced to zero, your GLB Base is permanently set to zero as well. However, if you exceed your Maximum WB Amount in any one Account Year, your RGLB and future guaranteed withdrawals will be reduced in the manner described in this Appendix under “Withdrawals Under Secured Returns for Life Plus.”

The WB Plan also guarantees that, if you have chosen the WB Plan and if you are age 60 or older, you can withdraw up to your Maximum WB for Life Amount every Account Year that you are alive, even if your Account Value has been depleted. If you are younger than age 60, you may withdraw up to your Maximum WB for Life Amount every Account Year after your first Account Anniversary following your 59th birthday. If you exceed your Maximum WB for Life Amount in any one Account Year, the amount of your subsequent guaranteed lifetime withdrawals will be reduced in the manner discussed in this Appendix under “Withdrawals Under Secured Returns for Life Plus.”

Your Guaranteed Living Benefit Base is also set equal to the RGLB amount on the date you elect to participate in the Guaranteed Minimum Withdrawal Benefit Plan. Your Maximum WB Amount is a set dollar amount equal to 5% of your GLB Base. On the day you elect to participate in the WB Plan, we set your RGLB amount to equal your GLB amount as described above under “Guaranteed Minimum Accumulation Benefit (“AB”) Plan” plus any accrued bonuses. This value is used to determine your Maximum WB for Life Amount as discussed further below.

To calculate your Maximum WB for Life Amount, we must first determine your Lifetime Income Base. The Lifetime Income Base is an amount equal to the RGLB amount on:

●	the date you elected to participate in the WB Plan if you are age 60 or older on that date, or

●	your first Account Anniversary after your 59th birthday, if you are 59 or younger on the date you elect to participate in the WB Plan.

The Maximum WB for Life Amount will then be calculated, based upon your age on the date of the first withdrawal under the WB Plan, as follows:

Your Age on Date of First Withdrawal under WB Plan	Maximum WB for Life Amount
65 or older	5% of the Lifetime Income Base
64 or younger	4% of the Lifetime Income Base

You are not required to make any withdrawals after you have elected the WB Plan; however, each time you make a withdrawal, we determine whether the withdrawal has exceeded the Maximum WB Amount, the Maximum WB for Life Amount, or both. If you have exceeded the Maximum WB Amount or the Maximum WB for Life Amount, we determine the new maximum amount(s) for future withdrawals. In any one Account Year, withdrawals in excess of your Maximum WB Amount or your Maximum WB for Life Amount may reduce or eliminate your future guaranteed withdrawals, possibly reducing the guaranteed minimum withdrawal benefit to an amount less than the sum of your Purchase Payments. (See “Withdrawals Under Secured Returns for Life Plus” in this Appendix.)

Provided your RGLB amount and Account Value have not been reduced to zero, any Purchase Payment made after you have elected the WB Plan, and before your fourth Account Anniversary, will increase your RGLB amount, your GLB Base, your Bonus Base, and your Lifetime Income Base each by 100% of such Purchase Payment. Therefore, your Maximum WB Amount will equal 5% of your new GLB Base. Your Maximum WB for Life Amount will equal 4% or 5% of your new Lifetime Income Base, depending upon your age on the date of your first withdrawal under the WB Plan as shown in the above chart or your most recent “Step-Up Date,” described in this Appendix under “Step-Up.” Under the WB Plan, after your fourth Account Anniversary, you may not make any additional Purchase Payments unless your Benefit under the rider has been cancelled, terminated, or revoked. After the fourth Account Anniversary, any Purchase Payments submitted by a Participant while participating in the WB Plan will be treated as “Not in Good Order” and returned to the Participant, unless the Participant instructs us to terminate his participation in the rider.

For examples of how we calculate benefits under the WB Plan, see Examples 5 and 6 in this Appendix.

     Plus 5 Program

The Plus 5 Program gives you the opportunity to increase your Secured Returns for Life Plus Benefit if you defer taking withdrawals. That is to say, if you have selected the Benefit and you do not take any withdrawals in the early Account Years, you will be able to take larger withdrawals in the later Account Years. Under Secured Returns for Life Plus, the Plus 5 Program is automatically available to you during your first 10 Account Years (the “Plus 5 Period”). However, if you are 70 or older on the Issue Date, the Plus 5 Period ends on your 80th birthday. Under the Plus 5 Program, if you do not take any withdrawals during any one or more Account Years, we will automatically calculate a bonus based upon your initial Purchase Payment (the “Bonus Base”) and adjusted for additional Purchase Payments, step-ups, and partial withdrawals. Although we calculate the amount of your bonus each year regardless of whether you are participating in the AB Plan or the WB Plan, you can benefit from any bonus amount only if you choose to participate in the WB Plan, as follows:

●
Assume you are participating in the AB Plan. Under this Plan, you only have the potential for increasing the amount of your withdrawals in later Account Years. For each year you do not take a withdrawal during the Plus 5 Period, we will calculate a bonus equal to 5% of your Bonus Base and add it to an existing accrued bonus amount. The bonuses you earn will accumulate but will not increase your Account Value, your GLB amount, or any guarantee payments you receive under the AB Plan. If you choose to switch to the WB Plan, that potential for larger withdrawals will be realized. When you switch to the WB Plan, we will set your RGLB amount to equal your GLB amount plus any bonuses accumulated under your Contract while you were participating in the AB Plan.

●
Assume you are participating in the WB Plan. Under this Plan, the potential for larger withdrawals will be realized. Each year you do not take a withdrawal during the Plus 5 Period, we will not only calculate a bonus equal to 5% of your Bonus Base, but we will add that bonus to your RGLB amount on your Account Anniversary (prior to calculating your new GLB Base or Lifetime Income Base). In this way, your withdrawals under the WB Plan will be larger in the later years than they would have been without the Plus 5 Program. Each time we add a bonus to the RGLB amount, we will also recalculate your GLB Base and Lifetime Income Base as described below.

After the addition of any bonus, your new GLB Base will be the greater of:

●	your GLB Base prior to the addition of the amount of any bonus, and

●	your RGLB amount after the addition of any applicable bonus.

If your age is within our age limitations, we will calculate a new Lifetime Income Base. Your new Lifetime Income Base will be equal to the greater of:

●	your Lifetime Income Base prior to the addition of the bonus amount, and

●	the lesser of:

●	your RGLB amount after the addition of the bonus amount, and

●	your previous Lifetime Income Base plus the addition of any bonus amount.

While you are participating in the AB Plan during the Plus 5 Period, any bonuses that apply to your Contract will only accumulate and will not increase your GLB amount or any guarantee payments you receive under the AB Plan. However, for each Account Year that you do not take a withdrawal during the Plus 5 Period, the bonus will be calculated and added to the existing accrued bonus amount. Before taking a withdrawal during the Plus 5 Period, you should carefully consider the negative effect this will have on your Plus 5 bonuses.

When and if you elect to participate in the WB Plan, your RGLB amount is set equal to your GLB amount plus any bonuses accumulated under your Contract while you were participating in the AB Plan. Your accrued bonus amount will then be set at zero. Any future bonus amounts, if applicable, while you are participating in the WB Plan, will be added each year, as described above.

Bonuses under the Plus 5 Program do not increase your Account Value; you can benefit from any such bonus only if you choose the WB Plan.

Cost of Secured Returns for Life Plus

Unlike other Contract charges, the charge for Secured Returns for Life Plus will not be calculated as a percentage of average daily net assets as described under “Variable Accumulation Unit Value” in the prospectus to which this Appendix is attached. Instead, the charge for the Benefit will be made as a specific deduction from the Account Value, taken on the last valuation day of the Account Quarter. The charge per year for Secured Returns for Life Plus is currently equal to 0.50% of your Account Value. The quarterly charge will be determined by multiplying the Account Value at the end of the Account Quarter by 0.125%. (See Example 18 in this Appendix.) The specific amount of the quarterly charge will be reflected on your quarterly account statement. The maximum charge you can pay for Secured Returns for Life Plus in any one Account Year is equal to 0.50% of the highest Account Value at any point in that Account Year.

We will continue to deduct this charge until:

●	you annuitize or

●	under the provisions of Secured Returns for Life Plus:

●	your Benefit matures;

●	your Benefit is revoked (see “Revocation of Secured Returns for Life Plus” in this Appendix); or

●	your RGLB amount and your Lifetime Income Base are both reduced to zero under the WB Plan.

Cancellation of the Benefit (caused by a transfer out of the Designated Fund, a Purchase Payment allocation to a non-Designated Fund, or an assignment) will not terminate the charge, until the 7th Account Anniversary. (See “Cancellation of Secured Returns for Life Plus” in this Appendix.)

Withdrawals Under Secured Returns for Life Plus

All withdrawals under Secured Returns for Life Plus are subject to withdrawal charges if they are in excess of your annual free withdrawal amount. (See “Free Withdrawal Amount” under “Withdrawal Charge” in the prospectus to which this Appendix is attached) In addition, any withdrawals you take under Secured Returns for Life Plus may reduce the value of your Benefit under the rider. Such withdrawals affect your Benefit differently depending upon whether you are participating in the AB Plan or the WB Plan. In either case, however, a withdrawal may reduce the value of the Benefit by an amount greater than the amount of the withdrawal.

Assume you are participating in the AB Plan. Any withdrawals you make will reduce the dollar value of your Benefit under this rider proportionally to the amount withdrawn. For example, after a partial withdrawal, the new GLB amount will equal

old GLB amount	X	Account Value immediately after partial withdrawal Account Value immediately before partial withdrawal

Therefore, on your AB Maturity Date, instead of crediting your Account Value with the full amount of your Benefit, we will reduce the amount we credit proportionally to the amount withdrawn.

You should be aware that, if your Account Value is less than the amount of your Benefit at the time a withdrawal is taken, your GLB amount will be reduced by an amount equal to or more than the amount withdrawn. Thus, withdrawals taken in a down market could severely reduce your benefits under Secured Returns for Life Plus.

We will also proportionally reduce your Bonus Base and any accrued bonuses using a similar calculation. (See Example 3 in this Appendix.) However, as discussed in detail in this Appendix under “Plus 5 Program,” even though the Bonus Base and accrued bonuses are calculated while you are in the AB Plan, you can benefit from any bonus amount only if you choose to participate in the WB Plan.

Assume you are participating in the WB Plan and you want to receive the full amount of your guaranteed benefit over a period of years. To maximize your guaranteed benefit, you may withdraw no more than a specified amount each year. In other words, each year, you may withdraw no more than your Maximum WB Amount. Your guaranteed benefit amount (the RGLB amount) will be reduced by the amount of the withdrawal, but your Maximum WB Amount will remain unchanged. In other words, you will be able to take the same maximum amount each year until your guaranteed benefit amount is completely withdrawn.

If, however, in any one Account Year, you withdraw more than the current Maximum WB Amount, the dollar value of your guaranteed benefits will be reduced and the amount of each future annual guaranteed withdrawal will be less. You should be aware that, if you withdraw more than your Maximum WB Amount at time when your Account Value is less than the amount of your Benefit, your RGLB amount will be reduced by an amount equal to or more than the excess amount withdrawn. Thus, withdrawals taken in a down market could severely reduce your benefits under Secured Returns for Life Plus.

Here is how we calculate the benefit reduction. Your new RGLB amount will be the lesser of:

●	your previous RGLB amount, reduced by the amount of the withdrawal, and

●	your Account Value after the withdrawal.

Your new GLB Base will be the lesser of:

●	your previous GLB Base reduced by the amount of the withdrawal in excess of the Maximum WB Amount, and

●	your Account Value after the withdrawal.

Your new Bonus Base will be the lesser of:

●	your previous Bonus Base reduced by the amount of the withdrawal in excess of the Maximum WB Amount, and

●	your Account Value after the withdrawal.

Your new Maximum WB Amount will be 5% of your new reduced GLB Base. Going forward, this will be the maximum amount that you can withdraw annually without further reducing your Benefit.

The Maximum WB Amount is not cumulative. If you withdraw less than the Maximum WB Amount in any one Account Year, you cannot add that unused portion to withdrawals made in future years to increase the Maximum WB Amount.

Assume you are participating in the WB Plan and you want to receive a guaranteed annual amount for the rest of your life. To maximize your guaranteed benefit, you may withdraw no more than a specified amount each year. Under this scenario, you may withdraw no more than your Maximum WB for Life Amount. Your guaranteed benefit amount (the RGLB amount) will be reduced by the amount of such withdrawals, but your Maximum WB for Life Amount will remain unchanged. In other words, you will be able to take the same maximum amount each year as long as you are alive, subject to the other terms and conditions described herein.

If, however, in any one Account Year, you withdraw more than the current Maximum WB for Life Amount, the dollar value of your guaranteed benefits will be reduced and the amount of each future annual guaranteed withdrawal will be less. Here is how we calculate the benefit reduction. Your new Lifetime Income Base will be the lesser of:

●	your previous Lifetime Income Base reduced by the amount of the withdrawal in excess of the Maximum WB for Life Amount, and

●	the Account Value after the withdrawal.

Your new Maximum WB for Life Amount will be determined based upon your age on the date of the first withdrawal under the WB Plan (or your age on the most recent “Step-Up Date,” if later) as follows:

Your Age on the later of Date of First Withdrawal under WB Plan or Most Recent Step-Up Date	New Maximum WB for Life Amount
65 or older	5% of the new Lifetime Income Base
64 or younger	4% of the new Lifetime Income Base

The Maximum WB for Life Amount is not cumulative. That is to say, the unused portion in any Account Year cannot be applied in future years to increase the Maximum WB for Life Amount.

In general when participating in the WB Plan, you should keep the following in mind:

●	A withdrawal in excess of the Maximum WB Amount or the Maximum WB for Life Amount might reduce or eliminate your Secured Returns for Life Plus Benefits.

●
If your Account Value drops to zero and, in the same year, you withdraw more than your Maximum WB Amount or your Maximum WB for Life Amount, your benefits under Secured Returns for Life Plus will terminate.

●
If your Account Value drops to zero but you did not, in the same year, withdraw more than your Maximum WB Amount or your Maximum WB for Life Amount, your benefits under Secured Returns for Life Plus will continue. However, no subsequent Purchase Payment will be accepted, no death benefit or annuity benefits will be payable, and all benefits under your Contract, except the right to continue annual withdrawals under this rider, will terminate. You will have two choices:

(1)
You could choose to receive the Maximum WB for Life Amount, if any, until you die. In that case, after your death, your beneficiary receives the Maximum WB Amount until the RGLB amount, if any, is reduced to zero; or

(2)	You (or your beneficiary if you have died) could choose to receive the Maximum WB Amount until the RGLB amount, if any, is reduced to zero.

If you do not make a choice, we will default you to option 1.

For examples showing how withdrawals affect your benefits under the WB Plan, see Examples 5 through 7 and Examples 11 and 12 in this Appendix.

Annuitization Under the WB Plan

Under the WB Plan, if your Account Value is greater than zero on the maximum Annuity Commencement Date, you may annuitize your Contract rather than receiving periodic payments under the WB plan. If no prior election to annuitize is on file with the Company, on the maximum Annuity Commencement Date you may elect to:

●	annuitize the Contract as described under “THE INCOME PHASE - ANNUITY PROVISIONS” in the prospectus to which this Appendix is attached;

●	surrender your Contract;

●	receive the Maximum WB Amount each year until the RGLB amount is reduced to zero; or

●	receive the Maximum WB for Life Amount each year until a Participant dies and, thereafter, allow the beneficiary to receive the Maximum WB Amount until the RGLB amount, if any, is reduced to zero.

Regardless of whether you elect to annuitize, surrender or receive payments under the WB plan, all other Contract benefits, including the death benefit, will terminate on the Annuity Commencement Date. If you fail to make an election, we may automatically annuitize your Contract and provide a life annuity with 120 monthly payments certain. Note that the maximum Annuity Commencement Date permitted under this Contract is the first day of the month following the Annuitant’s 95th birthday. See “Selection of Annuity Commencement Date” under “THE INCOME PHASE – ANNUITY PROVISIONS” in the prospectus to which this Appendix is attached.

Cancellation of Secured Returns for Life Plus

Transfers among the Designated Funds are permitted as described in the prospectus to which this Appendix is attached under “Transfer Privilege.” If, however, you transfer some or all of your Account Value out of the Designated Funds, the Secured Returns for Life Plus benefits will be automatically cancelled. Likewise, if you allocate one or more subsequent Purchase Payments to an investment option other than one of the Designated Funds, the Secured Returns for Life Plus benefits will be cancelled. A change of ownership of the Contract may also cancel Secured Returns for Life Plus.

Once Secured Returns for Life Plus has been cancelled, it cannot be reinstated. After cancellation of the benefits, you will continue to pay the annual charge for Secured Returns for Life Plus until your 7th Account Anniversary.

Revocation of Secured Returns for Life Plus

Anytime after your 7th Account Anniversary, you may revoke Secured Returns for Life Plus. Once revoked, Secured Returns for Life Plus may not be reinstated. After Secured Returns for Life Plus has been revoked, all benefits and charges will end.

Step-Up

On or after your first Account Anniversary, you may elect to increase your guaranteed amount to your then current Account Value. Currently, this step-up election may be made on any day after your first Account Anniversary. (We reserve the right to require step-up elections to occur only within 30 days following the first or any subsequent Account Anniversary.)

If you are participating in the AB Plan, on the day we receive your step-up election notice in good order (the “Step-Up Date”), we will increase your GLB amount and Bonus Base to an amount equal to your Account Value on the Step-Up Date, if eligible. If you elect to step-up, at least one full year from the Step-Up Date must pass before you can elect another step-up. You can only elect to step-up if:

●	your current Account Value is greater than the current GLB amount, and

●	your Account Value is $5,000,000 or less on your Step-Up Date.

If you are participating in the WB Plan on the Step-Up Date, we will step up your GLB Base, your Bonus Base, your RGLB amount, and your Lifetime Income Base to an amount equal to your Account Value on the Step-Up Date, if eligible. If you elect to step-up, at least one full year from the Step-Up Date must pass before you can elect another step-up. You can only elect to step-up if:

●	your current Account Value is greater than the current GLB Base and greater than the current Lifetime Income Base, and

●	your Account Value is $5,000,000 or less on your Step-Up Date.

For purposes of determining the above $5,000,000 limits, we reserve the right to aggregate your Account Value with the account values of all other Sun Life variable annuity contracts you own.

If you are in the AB Plan, your Step-Up Date must be at least 10 years prior to your maximum Annuity Commencement Date. If you have selected an Annuity Commencement Date that is prior to the maximum Annuity Commencement Date but is less than 10 years after your Step-Up Date, we will automatically extend your Annuity Commencement Date to equal your AB Plan Maturity Date.

Without a step-up, your benefits under the AB Plan will “mature” on the 10th Account Anniversary (the date we credit your Account with any excess of your GLB amount over your Account Value or refund your Secured Returns for Life Plus charge, i.e. the “AB Plan Maturity Date”). If you elect to step-up your GLB amount, the term of your benefits under the AB Plan will change. After you make a step-up election, your benefits under the AB Plan will mature 10 years from the Step-Up Date, unless you elect the WB Plan any time before the AB Plan matures. (See Example 4 in this Appendix.) Accrued bonus amounts after step-up under the AB Plan will be equal to the greater of:

●	the accrued bonus amount before step-up less the difference between the GLB amount after and before step-up, and

●	zero.

Thus, a step-up while the AB Plan is in effect will cause a reduction in the amount of any accrued bonuses.

Following your step-up election, the rider fee will be changed to an amount equal to the Secured Returns for Life Plus fee charged on newly issued Contracts at that time. This fee may be higher than your current fee as set forth in this Appendix under “Cost of Secured Returns for Life Plus.” If we are no longer issuing new Contracts with the Secured Returns for Life Plus Rider, then the rider fee after the step-up will be set by us, based upon current market conditions at the time of the step-up. Significant changes in stock market prices, interest rate fluctuations, and competitive industry trends are among the market conditions we consider in whether to change the fee.

If you have been receiving benefits under the WB Plan, a step-up will change your Maximum WB Amount and your Maximum WB for Life Amount. Your Step-Up Date must be a date prior to your maximum Annuity Commencement Date. After the step-up, your Maximum WB Amount will be 5% of the new GLB Base, and your Maximum WB for Life Amount will be 4% or 5% of your new Lifetime Income Base depending upon your age. If you are 65 or older on the Step-Up Date and your Maximum WB for Life Amount has been equal to 4% of your GLB Base, your Maximum WB for Life Amount will be increased to 5% of your GLB Base. Note that, if you step-up in a particular Account Year, any withdrawals previously made in that Account Year are applied against your new Maximum WB Amount and your new Maximum WB for Life Amount. (See Example 8 in this Appendix.)

If your Benefit is under the AB Plan, at the time of step-up, you can still change to the WB Plan at a later date, subject to the applicable age restrictions described in this Appendix under “Guaranteed Minimum Withdrawal Benefit ('WB') Plan”. (See Example 16 in this Appendix.)

Subsequent Purchase Payments After a Step-Up

Under the WB Plan, any subsequent Purchase Payment will increase, by the full amount of the payment, the RGLB amount, the GLB Base, the Bonus Base, and the Lifetime Income Base, if applicable. After your fourth Account Anniversary, if you are participating in the WB Plan, subsequent Purchase Payments are not allowed.

Under the AB Plan, after your step-up election, any subsequent Purchase Payment will increase the GLB amount and the Bonus Base under your AB Plan by a specified percentage of the subsequent Purchase Payment. The percentage guaranteed depends upon the “Step-Up Year” in which the Payment was made. (A “Step-Up Year” is the 365-day period (366, if a leap year) commencing on your Step-Up Date.) The example below illustrates how we determine the percentage guaranteed after a subsequent Purchase Payment:

Assume you purchased a Contract on July 1, 2010, and elected to step-up your Contract on October 1, 2015. Under the AB Plan that you have elected, your Benefit matures on October 1, 2025. For any subsequent Purchase Payments you make into this Contract, your GLB amount and your Bonus Base would increase by the following percentages of such Purchase Payments:

Step-Up Year	Payments Made Between	Percentage Added to the GLB amount and the Bonus Base
1	10/02/15 – 10/01/16	100%
2	10/02/16 – 10/01/17	100%
3	10/02/17 – 10/01/18	85%
4	10/02/18 – 10/01/19	85%
5	10/02/19 – 10/01/20	85%
6	10/02/20 – 10/01/21	70%
7	10/02/21 – 10/01/22	70%
8	10/02/22 – 10/01/23	70%
9	10/02/23 – 10/01/24	60%
10	10/02/24 – 10/01/25	60%

Thus, only 70% of a subsequent Purchase Payment made on October 2, 2020 would be guaranteed, whereas 85% of a subsequent Purchase Payment made on October 1, 2020 would be guaranteed. It may be to your disadvantage to make any such Purchase Payments that increase the GLB amount by less that 100% of the payment.

Refund of Secured Returns for Life Plus Charges Under the AB Plan

If your Contract remains in the AB Plan until the AB Plan Maturity Date, and the Account Value is greater than or equal to the GLB amount, then we will refund the charges you have paid for Secured Returns for Life Plus (“Refund Amount”) by crediting the Refund Amount to your Account Value. The Refund Amount will be allocated to the Designated Fund in which you are invested on such AB Plan Maturity Date. No refund of the Secured Returns for Life Plus charges will be made if you change from the AB Plan to the WB Plan.

Death of Participant Under the AB Plan

If any Participant dies while participating in the AB Plan, all benefits and charges under Secured Returns for Life Plus will automatically terminate when we receive Due Proof of Death, unless the surviving spouse is the sole Beneficiary and elects to continue the Contract. In that case, the surviving spouse has three options under the Contract.

(1)
The spouse can automatically continue in the AB Plan even though the Account Value may have been enhanced under the provisions of the death benefit. (See “Spousal Continuance” under “DEATH BENEFIT” in the prospectus to which this Appendix is attached.) The charges under Secured Returns for Life Plus will be assessed against the enhanced Account Value. The GLB amount, however, will not be reset.

(2)
The surviving spouse can elect to switch to the WB Plan; however, such election must be made prior to the earliest of annuitization, the maximum Annuity Commencement Date, and the scheduled AB Plan Maturity Date. The same WB Plan benefits will apply, except the surviving spouse will not be entitled to receive lifetime withdrawal benefits under the original optional living benefit rider.

(3)
The surviving spouse can elect to participate in a new Secured Returns for Life Plus rider on the original Contract (assuming that the rider is available to new Participants at the time of election and the surviving spouse meets certain eligibility requirements) and, thus, be eligible to receive lifetime withdrawal benefits. If the surviving spouse makes such election: (a) the rider charge will be equal to the rider charge on newly issued Contracts; (b) the GLB amount and the Bonus Base will be equal to the Account Value after the death benefit has been credited; and (c) the spouse will be enrolled in the AB Plan. If the spouse elects to switch to the WB Plan, the GLB Base and the RGLB amount will be the GLB amount on the date the spouse elected to participate in the WB Plan. The Lifetime Income Base will be the RGLB amount on:

●	the date the surviving spouse elected to participate in the WB Plan, if the spouse is age 60 or older on that date, or

●	the Account Anniversary after the surviving spouse reaches age 59, if the spouse is 59 or younger on the date of the WB Plan election.

If the Contract is not continued by the surviving spouse following a Participant’s death while participating in the AB Plan, the Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Death of Participant Under the WB Plan

If any Participant dies while participating in the WB Plan, the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract or, alternatively, to receive the Maximum WB Amount on an annual basis until the RGLB amount has been reduced to zero. If the surviving spouse is the sole Beneficiary and elects to continue the Contract, the spouse has two additional options under the Contract:

(1)
The surviving spouse can automatically continue to participate in the WB Plan, but lifetime withdrawal benefits will not be available to the spouse. All other benefits under the WB Plan will continue, for the surviving spouse, even though the Account Value may have been enhanced under the provisions of the death benefit. (See “Spousal Continuance” under “DEATH BENEFIT” in the prospectus to which this Appendix is attached) The charges under Secured Returns for Life Plus will be assessed against the enhanced Account Value. The RGLB amount, however, will not be reset.

(2)
The surviving spouse can elect to participate in a new Secured Returns for Life Plus benefit on the original contract (subject to the terms and conditions described above under “Death of Participant Under the AB Plan”) and, thus, be eligible to receive lifetime withdrawal benefits.

Certain Tax Considerations

Certain tax considerations may be important to you in connection with a living benefit, such as Secured Returns for Life Plus. When you elect to participate in the WB Plan, we will inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit. To assist you in complying with the RMD requirements, each year, we will notify you in early January of your calculated Yearly RMD Amount and inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit.

In the event that your Yearly RMD Amount attributable to your Contract is greater than the maximum withdrawal amount permitted each year under the WB Plan, we are currently waiving withdrawal provisions under Secured Returns for Life Plus as follows. If you withdraw all or a portion of your Qualified Contract's Yearly RMD Amount from the Contract while participating in the WB Plan, we reduce your Account Value and your RGLB amount, dollar for dollar, by the amount of the withdrawal. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than either your Maximum WB Amount, or your Maximum WB for Life Amount. In other words, we will not reduce your GLB Base, Lifetime Income Base, or Bonus Base, if a Yearly RMD Amount exceeds either your Maximum WB Amount or your Maximum WB for Life Amount, provided that:

●
you withdraw your Qualified Contract's first Yearly RMD Amount in the calendar year you attain age 70½ rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

●	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Account Year, more than one calendar year's Yearly RMD Amount.

If there is any change to the current Code or IRS rules governing the timing or determination of RMD amounts (including, but not limited to, amendments to the current IRS regulations or the issuance of IRS guidance), then we reserve the right to reduce the GLB Base, Lifetime Income Base, Bonus Base, or all of these amounts, per the terms of the rider regarding Excess Withdrawals, when a Yearly RMD Amount withdrawn from your Contract exceeds either your Maximum WB Amount or your Maximum WB for Life Amount. Notice will be given to Contract Owners before we exercise this right.

If you withdraw all or a portion of your Qualified Contract's Yearly RMD Amount from the Contract while participating in the AB Plan, we reduce your Account Value by the amount of the withdrawal and your GLB amount, Bonus Base and any accrued bonus amounts proportionally (see “Withdrawals Under Secured Returns for Life Plus” in this Appendix).

For a further discussion of some of these considerations, please refer to “TAX CONSIDERATIONS - Impact of Optional Death Benefit and Optional Living Benefit Riders” in the prospectus to which this Appendix is attached.

ALL OF THE FOLLOWING EXAMPLES ARE BASED UPON THE ASSUMPTION THAT YOU ELECTED SECURED RETURNS FOR LIFE PLUS ON JANUARY 1, 2007 WITH AN INITIAL PURCHASE PAYMENT OF $100,000. YOUR INITIAL GLB AMOUNT EQUALS YOUR PURCHASE PAYMENT AMOUNT OF $100,000.

EXAMPLE 1: Calculation of Benefits under AB Plan.

●
Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that you take no withdrawals in your third Account Year. Therefore, on January 1, 2010, your accrued bonus amount is $15,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $10,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that you remain in the AB plan until it “matures” on January 1, 2017. Assume that you have taken no withdrawals since your contract was issued. Your accrued bonus amount is $50,000 ($5,000 per year for ten years). Since your rider has “matured” in the AB plan, the accrued bonus amount becomes $0. Assume that your Account Value on January 1, 2017 is $88,000. Since your Account Value is less than your GLB amount by $12,000, an amount equal to $12,000 will be deposited into your Contract ($100,000 - $88,000).

EXAMPLE 2: Calculation of Benefits under AB Plan with Subsequent Purchase Payments; Refund Applies.

●
Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that on May 20, 2009, you make a Purchase Payment of $80,000. Since you are in your third Account Year, your GLB amount is increased by 85% of this Purchase Payment. Therefore, your new GLB amount is $168,000 (old GLB amount of $100,000 plus 85% of $80,000). Your new Bonus Base is also $168,000 (old Bonus Base of $100,000 plus 85% of $80,000). Your accrued bonus amount remains at $10,000.

●
Assume that you take no withdrawals in your third Account Year. Therefore, on January 1, 2010, your accrued bonus amount is $18,400, which equals $8,400 (5% of the Bonus Base) plus your previous accrued bonus amount of $10,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $168,000.

●
Assume that you remain in the AB Plan until it “matures” on January 1, 2017. Assume that you have taken no withdrawals since your contract was issued. Your accrued bonus amount is $77,200 ($5,000 per year for two years plus $8,400 per year for eight years). Since your rider “matured” in the AB Plan, the accrued bonus amount becomes $0. Assume that your Account Value on January 1, 2017 is $200,000. Assume that the total rider charges you paid were $8,375.

●
Because your Account Value is greater than your GLB amount ($200,000 vs. $168,000), your Contract will be credited with an amount equal to the rider charges you have paid ($8,375), increasing your Account Value to $208,375.

EXAMPLE 3: Withdrawals under AB Plan.

●
Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that on March 10, 2009 (in your third Account Year), your Account Value is $80,000. Also assume that you take a withdrawal of $10,000 on this date. Therefore, your ending Account Value on March 10, 2009 is $70,000. Your GLB amount, Bonus Base, and accrued bonus amount are reduced proportionally to the amount withdrawn. Therefore, your new GLB amount is $100,000 x ($70,000 ÷ $80,000) = $87,500. Your new Bonus Base is $100,000 x ($70,000 ÷ $80,000) = $87,500. Your new accrued bonus amount is $10,000 x ($70,000 ÷ $80,000) = $8,750.

●
Assume that you take no more withdrawals in your third Account Year. Therefore, on January 1, 2010, your GLB amount remains at $87,500, and your Bonus Base also remains at $87,500. Since you made a withdrawal in your third Account Year, you do not accrue a bonus amount in that Account Year. Therefore, your accrued bonus amount remains at $8,750.

●
Assume that you take no withdrawals in your fourth Account Year. Therefore, on January 1, 2011, your accrued bonus amount is $13,125, which equals $4,375 (5% of the Bonus Base) plus your previous accrued bonus amount of $8,750. Since no withdrawals were been taken, your GLB amount and your Bonus Base both remain at $87,500.

●
Assume that you remain in the AB plan until it “matures” on January 1, 2017. Assume that you take no more withdrawals from your contract. Your accrued bonus amount is $39,375 ($8,750 total for the first two years plus $4,375 per year for seven years). Since your rider has “matured” in the AB plan, the accrued bonus amount becomes $0. Assume that your Account Value on January 1, 2017 is $80,000. Since your Account Value is less than your GLB amount by $7,500, an amount equal to $7,500 will be deposited into your Contract ($87,500 - $80,000).

EXAMPLE 4: Step-up elected under AB Plan.

●
Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that you take no withdrawals in your third Account Year. Therefore, on January 1, 2010, your accrued bonus amount is $15,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $10,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that on January 1, 2010 your Account Value is $118,000. Since you have passed your first Account Anniversary and have not stepped-up with the past year, and since your Account Value is greater than your GLB amount, you may elect to step up to a new ten year period, with a new GLB amount of $118,000. Assume that you do elect to step up. Your GLB amount is now equal to $118,000. Also, your Bonus Base is now equal to $118,000. Your AB plan “maturity date” is now January 1, 2020. Since your new GLB amount of $118,000 is greater than the sum of your old GLB amount of $100,000 plus your old accrued bonus amount of $15,000, your new accrued bonus amount is set equal to $0.

●
Assume that you take no withdrawals in your fourth Account Year. Therefore, on January 1, 2011, your accrued bonus amount is $5,900, which equals $5,900 (5% of the Bonus Base) plus your previous accrued bonus amount of $0. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $118,000.

●
Assume that you remain in the AB plan until it “matures” on January 1, 2020. Assume that you have taken no withdrawals since your contract was issued. Your accrued bonus amount is $41,300 ($5,900 per year for seven years). Since your rider has “matured” in the AB plan, the accrued bonus amount becomes $0. Assume that your Account Value on January 1, 2020 is $112,000. Since your Account Value is less than your GLB amount by $6,000, an amount equal to $6,000 will be deposited into your Contract ($118,000 - $112,000).

EXAMPLE 5: Calculation of Benefits under WB Plan; Early Withdrawals.

●	Assume you are age 56 at issue. Also assume that you elect the WB plan on January 1, 2007, and that you choose to systematically withdraw the Maximum WB Amount annually.

●	On January 1, 2007:

●	Your GLB Base is $100,000 [the value of your RGLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is zero because you have not passed your first Account Anniversary after your 59th birthday
●	Your Maximum WB for Life Amount is zero [4% of your Lifetime Income Base].
●	Your Bonus Base is $100,000 [the amount of your initial Purchase Payment]. Since you are taking withdrawals each Account Year, you do not receive any bonus credits.

●	On December 31, 2007, after your first systematic withdrawal of $5,000, your Maximum WB Amount:

●	Your Account Value is reduced by the amount of the withdrawal [$5,000].
●	Your RGLB amount, reduced by the amount of the withdrawal, is $95,000 [$100,000-$5,000].
●	Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.
●	Your Lifetime Income Base is zero because you have not passed your first Account Anniversary after your 59th birthday.
●	Your Bonus Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.

●
Assume you take only systematic withdrawals of $5,000 for a total of 3 years. Assume you make no subsequent Purchase Payments. On December 1, 2009, you celebrate your 59th birthday. On January 1, 2010:

●	Your Account Value has been reduced by the amount of the total withdrawals [$15,000].
●	Your RGLB amount, reduced by the amount of the total withdrawal, is $85,000 [$100,000-($5,000 x 3)].
●	Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount in any Account Year.
●	Your Lifetime Income Base is set at $85,000 [an amount equal to the RGLB amount on your first Account Anniversary after your 59th birthday].
●	Your Maximum WB for Life Amount is $3,400 [4% of your Lifetime Income Base because you are less than 65 years old].
●	Your Bonus Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.

●
Assume you elect to take only annual systematic withdraws of no more than your Maximum WB for Life Amount [$3,400] for an additional 20 years. Assume you make no subsequent Purchase Payments, and that your Account Value reduces to zero. On December 31, 2029:

●	Your Account Value equals zero.
●	Your RGLB amount, reduced by the amount of the total withdrawals, is $17,000 [85,000 – ($3,400 x 20)]
●	Your GLB Base is still $100,000 because you did not withdraw more than the Maximum WB Amount in any Account Year.
●	Your Lifetime Income Base is still $85,000 because you did not withdraw more than the Maximum WB for Life Amount in any Account Year.
●	Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years.

Even though your rights under the annuity Contract terminated when the Account Value became zero, we will continue to make payments to you. At this point, however, you must choose between:

(1)	withdrawing the Maximum WB for Life Amount each year until you die or
(2)	withdrawing your Maximum WB Amount each year until your RGLB amount is reduced to zero.

●
Assume you elect to take annual payments of your Maximum WB for Life Amount. Therefore you will continue to receive $3,400 per year as long as you are alive. If you die before your RGLB amount is reduced to $0, your beneficiary will receive $5,000 per year (your Maximum WB Amount) until your RGLB amount is reduced to zero.

EXAMPLE 6: Calculation of Benefits under WB Plan with Subsequent Purchase Payments; Lifetime Withdrawals.

●	Assume you are age 60 at issue. Also assume that you elect the WB plan on January 1, 2007, and that you choose to systematically withdraw the Maximum WB for Life Amount annually.

●	On January 1, 2007:

●	Your GLB Base is $100,000 [the value of your RGLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is $100,000 [the value of your RGLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB for Life Amount is $4,000 [4% of your Lifetime Income Base because you are age 60].
●	Your Bonus Base is $100,000 [the amount of your initial Purchase Payment]. Since you are taking withdrawals each Account Year, you do not receive any bonus credits.

●	On December 31, 2007, after your first systematic withdrawal of $4,000:

●	Your Account Value is reduced by the amount of the withdrawal [$4,000].
●	Your RGLB amount, reduced by the amount of the withdrawal, is $96,000 [$100,000-$4,000].
●	Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.
●	Your Lifetime Income Base is $100,000 because you did not withdraw more than your Maximum WB for Life Amount.
●	Your Bonus Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.

●
Assume you take only annual systematic withdrawals of $4,000 for a total of 4 years. Assume you make a subsequent Purchase Payment of $50,000, in your 4th Account Year. Assume also that, immediately before the subsequent Purchase Payment, your Account Value was $80,000. On December 31, 2010:

●	Your RGLB amount, reduced by the amount of the total withdrawals and increased by the subsequent Purchase Payment, is $134,000 [$100,000 - ($4,000 x 4) + $50,000].
●	Your GLB Base, increased by the subsequent Purchase Payment, is $150,000.
●	Your Maximum WB Amount is $7,500 [5% of your new GLB Base]
●	Your Lifetime Income Base, increased by the subsequent Purchase Payment, is $150,000.
●	Your Maximum WB for Life Amount is $6,000 [4% of your new Lifetime Income Base]
●	Your Bonus Base, increased by the subsequent Purchase Payment, is $150,000.

You may increase your annual systematic withdrawals to $6,000 without any effect on your future lifetime benefits.

●
Assume you elect to take only annual systematic withdraws of no more than your Maximum WB for Life Amount [$6,000] for an additional 20 years. Assume you make no subsequent Purchase Payments, and that your Account Value reduces to zero. On December 31, 2030:

●	Your Account Value equals zero.
●	Your RGLB amount, reduced by the amount of the total withdrawals is $14,000 [$134,000 – ($6,000 x 20)].
●	Your GLB Base is still $150,000 because you did not withdraw more than your Maximum WB Amount.
●	Your Lifetime Income Base is $150,000 because you did not withdraw more than your Maximum WB for Life Amount in any Account Year.
●	Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years.

Even though your rights under the annuity Contract terminated when the Account Value became zero, we will continue to make payments to you. At this point, however, you must choose between:

(1)	withdrawing the Maximum WB for Life Amount each year until you die or
(2)	withdrawing your Maximum WB Amount each year until your RGLB amount is reduced to zero.

●
Assume you elect to take annual payments of your Maximum WB for Life Amount of $6,000. Therefore, you will continue to receive $6,000 per year as long as you are alive. If you die before your RGLB amount is reduced to $0, your beneficiary will receive $7,500 per year (your Maximum WB Amount) until your RGLB amount is reduced to zero.

EXAMPLE 7: Withdrawals under WB Plan Exceeding Maximum WB Amount.

●
Assume you are age 63 at issue. Also assume that you elect the WB plan on January 1, 2007. Assume that your Designated Fund had poor investment performance, losing 2% a year over the course of the Contract. On January 1, 2007:

●	Your GLB Base is $100,000 [the value of your RGLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is $100,000 [the value of your RGLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB for Life Amount is $4,000 [4% of your Lifetime Income Base because you are age 63].
●	Your Bonus Base is $100,000 [the amount of your initial Purchase Payment]. Since you are taking withdrawals each Account Year, you do not receive any bonus credits.

●	On December 31, 2007, after you take a withdrawal of $6,000, your Account Value is $92,000:

●	Your RGLB amount is reduced to $92,000 [the lesser of (1) your current RGLB amount minus the withdrawal [$100,000-$6,000] and (2) your new Account Value [$92,000]].
●	Your GLB Base is reduced to $92,000 [the lesser of (1) your current GLB Base minus the excess withdrawal [$100,000 - ($6,000 - $5,000)] and (2) your new Account Value [$92,000]].
●	Your Maximum WB Amount is now $4,600 [5% of your GLB Base].
●
Your Lifetime Income Base is reduced to $92,000 [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$100,000 - ($6,000 - $4,000)] and (2) your new Account Value [$92,000]].

●	Your Maximum WB for Life Amount is $3,680 [4% of your new Lifetime Income Base].
●	Your Bonus Base is reduced to $92,000 [the lesser of (1) your current Bonus Base minus the excess withdrawal [$100,000 - ($6,000 - $5,000)] and (2) your new Account Value [$92,000]].

●
Assume you make no subsequent Purchase Payments, but you take annual systematic withdrawals of $6,000 for a total of 13 years. Due to the of poor investment performance of your Designated Fund, your Account Value is now $7,609. Because you have taken withdrawals in excess of your Maximum WB Amount, your RGLB amount is also now $7,609. Because you have taken withdrawals in excess of your Maximum WB Amount, your GLB Base is also now $7,609. Your Maximum WB Amount is 5% of $7,609, or $380. Because you have taken withdrawals in excess of your Maximum WB for Life Amount, your Lifetime Income Base is also now $7,609. Your Maximum WB for Life Amount is 4% of $7,609, or $304. Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years.

●	Assume your fund earns -2% in Account Year 14, and that you take another $6,000 withdrawal. On December 31, 2020:

●	Your Account Value is $1,457.
●	Your RGLB amount is $1,457 [the lesser of (1) your current RGLB amount minus the withdrawal amount ($7,609 - $6,000) and (2) your new Account Value ($1,457)].
●	Your GLB Base is $1,457 [the lesser of (1) your current GLB Base minus the excess withdrawal [$7,609 – ($6,000 - $380)] and (2) your new Account Value [$1,457]].
●	Your Maximum WB Amount equals $73 [5% of your new GLB Base].
●	Your Lifetime Income Base is $1,457 [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$7,609 - ($6,000 - $304)] and (2) your new Account Value [$1,457]].
●	Your Maximum WB for Life Amount equals $58 [4% of your new Lifetime Income Base].

Because your GLB Base is greater than zero, you may take annual withdrawals up to the Maximum WB Amount until your RGLB amount becomes zero. Because your Lifetime Income Base is greater than zero, you may take annual withdrawals up to the Maximum WB for Life Amount until you die or annuitize. Any withdrawal you take that is greater than your Maximum WB Amount will reduce your GLB Base (and hence, give you a new, reduced Maximum WB Amount). Any withdrawal you take that is greater than your Maximum WB for Life Amount will reduce your Lifetime Income Base (and hence, give you a new, reduced Maximum WB for Life Amount).

If your Account Value is reduced to zero by a withdrawal that does not exceed your Maximum WB for Life Amount, you must choose between:

(1)	withdrawing the Maximum WB for Life Amount each year until you die or
(2)	withdrawing your Maximum WB Amount each year until your RGLB amount is reduced to zero.

If your Account Value is reduced to zero by a withdrawal that exceeds your Maximum WB for Life Amount but does not exceed your Maximum WB Amount, your Lifetime Income Base will become zero, but we will continue to pay your then current Maximum WB Amount each year until your RGLB is reduced to zero.

If your Account Value is reduced to zero by a withdrawal that exceeds both your Maximum WB for Life Amount and your Maximum WB Amount, your Lifetime Income Base, your RGLB amount, and your GLB Base will all be reduced to zero, your Maximum WB for Life Amount and your Maximum WB Amount will both become zero, and no more benefits will be paid.

EXAMPLE 8: Step-up elected under WB Plan.

●
Assume you are age 65 at issue. Also assume that you elect the WB plan on January 1, 2007, and that you choose to systematically withdraw the Maximum WB Amount annually. Assume that your Designated Fund had good investment performance, gaining 6% a year over the course of the Contract. On January 1, 2007:

●	Your GLB Base is $100,000 [the value of your RGLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is $100,000 [the value of your RGLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB for Life Amount is $5,000 [5% of your Lifetime Income Base because you are age 65].
●	Your Bonus Base is $100,000 [the amount of your initial Purchase Payment]. Since you are taking withdrawals each Account Year, you do not receive any bonus credits.

●	On December 31, 2007, after you take your first systematic withdrawal of $5,000, your Account Value is $101,000:

●	Your RGLB amount, reduced by the amount of the withdrawal, is $95,000 [$100,000-$5,000].
●	Your GLB Base is still $100,000 because you withdrew no more than your Maximum WB Amount.
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is $100,000 because you withdrew no more than your Maximum WB for Life Amount.
●	Your Maximum WB for Life Amount is $5,000 [5% of your Lifetime Income Base].
●	Your Bonus Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.

●	Assume you make no subsequent Purchase Payments, but you take systematic withdrawals of $5,000 for a total of 3 years. On December 31, 2009:

●	Your Account Value is $103,184.
●	Your RGLB amount is $85,000 [$100,000 - ($5,000 x 3)].
●	Your GLB Base is still $100,000 because you withdrew no more than your Maximum WB Amount.
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is still $100,000 because you withdrew no more than your Maximum WB for Life Amount.
●	Your Maximum WB for Life Amount is $5,000 [5% of your Lifetime Income Base].
●	Your Bonus Base is still $100,000 because you withdrew no more than your Maximum WB Amount.

Because your Account Value is greater than your RGLB amount, your GLB Base, and your Lifetime Income Base, you may step-up your RGLB amount, your GLB Base, your Bonus Base, and your Lifetime Income Base each to an amount equal to your current Account Value. Assume you elect to step-up. On January 1, 2010*:

●	Your Account Value is $103,184.
●	Your RGLB amount is $103,184.
●	Your GLB Base is $103,184.
●	Your Maximum WB Amount is $5,159 [5% of your new GLB Base].
●	Your Lifetime Income Base is $103,184.
●	Your Maximum WB for Life Amount is $5,159 [5% of your new Lifetime Income Base].
●	Your Bonus Base is $103,184.

*
Note: Assume instead that you elected to step-up sometime in 2010 after your withdrawal of $5,000 was taken and that your Account Value at the time of the step-up was $103,184. Your new Maximum WB Amount and new Maximum WB for Life amount of $5,159 would apply so that you could withdraw an additional $159 during the remainder of 2010 without exceeding your maximum amounts.

EXAMPLE 9: WB election at issue; Withdrawals not taken immediately.

●
Assume that you are age 65 at issue. Also assume that you elect the WB plan at issue. Your RGLB amount, your GLB Base, your Lifetime Income Base (LIB), and your Bonus Base all equal $100,000. Your Maximum WB Amount equals 5% of your GLB Base, or $5,000. Your Maximum WB for Life Amount equals 5% of your Lifetime Income Base, or $5,000.

●
Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $105,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $100,000, and
(ii)	your new RGLB amount of $105,000.
Therefore, your GLB Base is now $105,000, and your new Maximum WB Amount is 5% of $105,000, or $5,250.
Your LIB will now become the greater of:
(i)	your old LIB of $100,000, and
(ii)	the lesser of:
(a)	your new RGLB amount of $105,000, and
(b)	your old LIB of $100,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $105,000, and your new Maximum WB for Life Amount is 5% of $105,000, or $5,250. Your Bonus Base remains at $100,000.

●
Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $110,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $105,000, and
(ii)	your new RGLB amount of $110,000.
Therefore, your GLB Base is now $110,000, and your new Maximum WB Amount is 5% of $110,000, or $5,500.
Your LIB will now become the greater of:
(i)	your old LIB of $105,000, and
(ii)	the lesser of:
(a)	your new RGLB amount of $110,000, and
(b)	your old LIB of $105,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $110,000, and your new Maximum WB for Life Amount is 5% of $110,000, or $5,500. Your Bonus Base remains at $100,000.

●
Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $5,500 in your third Account Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $110,000 - $5,500, or $104,500. Your GLB Base will remain at $110,000, so your Maximum WB Amount will remain at 5% of $110,000, or $5,500. Your LIB will also remain at $110,000, so your Maximum WB for Life Amount will remain at 5% of $110,000, or $5,500.

●
Assume that you remain alive and that you continue to make withdrawals of $5,500 until the RGLB amount runs out in year 2028. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your LIB is still $110,000. Therefore, you can continue to receive $5,500 per year as long as you are alive. Also, if there is a remaining Account Value, the Contract continues.

EXAMPLE 10: WB election at issue; subsequent Purchase Payments made; withdrawals not taken immediately.

●
Assume that you are age 65 at issue. Also assume that you elect the WB plan at issue. Your RGLB amount, your GLB Base, your Lifetime Income Base (LIB), and your Bonus Base all equal $100,000. Your Maximum WB Amount equals 5% of your GLB Base, or $5,000. Your Maximum WB for Life Amount equals 5% of your Lifetime Income Base, or $5,000.

●
Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $105,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $100,000, and
(ii)	your new RGLB amount of $105,000.
Therefore, your GLB Base is now $105,000, and your new Maximum WB Amount is 5% of $105,000, or $5,250.
Your LIB will now become the greater of:
(i)	your old LIB of $100,000, and
(ii)	the lesser of:
(a)	your new RGLB amount of $105,000, and
(b)	your old LIB of $100,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $105,000, and your new Maximum WB for Life Amount is 5% of $105,000, or $5,250. Your Bonus Base remains at $100,000.

●
Assume that you make a Purchase Payment of $60,000 in your second Account Year. Your RGLB amount, GLB Base, LIB, and Bonus Base are all increased by the amount of the Purchase Payment. Therefore, your RGLB amount, GLB Base, and LIB are all now equal to $105,000 plus $60,000 = $165,000. Your Bonus Base is now equal to $100,000 plus $60,000 = $160,000.

●
Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, the RGLB amount will be increased by $8,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $173,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $165,000, and
(ii)	your new RGLB amount of $173,000.
Therefore, your GLB Base is now $173,000, and your new Maximum WB Amount is 5% of $173,000, or $8,650.
Your LIB will now become the greater of:
(i)	your old LIB of $165,000, and
(ii)	the lesser of:
(a)	your new RGLB amount of $173,000, and
(b)	your old LIB of $165,000 plus the bonus amount of $8,000.
Therefore, your LIB is now $173,000, and your new Maximum WB for Life Amount is 5% of $173,000, or $8,650. Your Bonus Base remains at $160,000.

●
Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $8,650 in your third Account Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $173,000 - $8,650, or $164,350. Your GLB Base will remain at $173,000, so your Maximum WB Amount will remain at 5% of $173,000, or $8,650. Your LIB will also remain at $173,000, so your Maximum WB for Life Amount will remain at 5% of $173,000, or $8,650. Your Bonus Base will remain at $160,000.

●
Assume that you remain alive and that you continue to make withdrawals of $8,650 until the RGLB amount runs out in year 2028. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years. Your LIB is still $173,000. Therefore, you can continue to receive $8,650 per year as long as you are alive. Also, if there is a remaining Account Value, the Contract continues.

EXAMPLE 11: WB election at issue; withdrawals taken.

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Assume that you are age 65 at issue. Also assume that you elect the WB plan at issue. Your RGLB amount, your GLB Base, your Lifetime Income Base (LIB), and your Bonus Base all equal $100,000. Your Maximum WB Amount equals 5% of your GLB Base, or $5,000. Your Maximum WB for Life Amount equals 5% of your Lifetime Income Base, or $5,000.

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Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $105,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $100,000, and
(ii)	your new RGLB amount of $105,000
Therefore, your GLB Base is now $105,000, and your new Maximum WB Amount is 5% of $105,000, or $5,250.
Your LIB will now become the greater of:
(i)	your old LIB of $100,000, and
(ii)	the lesser of:
(a)	your new RGLB amount of $105,000, and
(b)	your old LIB of $100,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $105,000, and your new Maximum WB for Life Amount is 5% of $105,000, or $5,250. Your Bonus Base remains at $100,000.

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Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $5,250 in your second Account Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $105,000 - $5,250, or $99,750. Your GLB Base will remain at $105,000, so your Maximum WB Amount will remain at 5% of $105,000, or $5,250. Your LIB will also remain at $105,000, so your Maximum WB for Life Amount will remain at 5% of $105,000, or $5,250. Since your withdrawal did not exceed your Maximum WB Amount, your Bonus Base will remain at $100,000.

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Assume that you take no withdrawals in your third Account Year. Therefore, on January 1, 2010, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $104,750. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $105,000, and
(ii)	your new RGLB amount of $104,750.
Therefore, your GLB Base remains at $105,000, and your Maximum WB Amount remains at 5% of $105,000, or $5,250.
Your LIB will now become the greater of:
(i)	your old LIB of $105,000, and
(ii)	the lesser of:
(a)	your new RGLB amount of $104,750, and
(b)	your old LIB of $105,000 plus the bonus amount of $5,000.
Therefore, your LIB remains at $105,000, and your Maximum WB for Life Amount remains at 5% of $105,000, or $5,250. Your Bonus Base remains at $100,000.

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Assume that you take no withdrawals in your fourth Account Year. Therefore, on January 1, 2011, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $109,750. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $105,000, and
(ii)	your new RGLB amount of $109,750.
Therefore, your GLB Base is now $109,750, and your new Maximum WB Amount is 5% of $109,750, or $5,487.
Your LIB will now become the greater of:
(i)	your old LIB of $105,000, and
(ii)	the lesser of:
(a)	your new RGLB amount of $109,750, and
(b)	your old LIB of $105,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $109,750, and your new Maximum WB for Life Amount is 5% of $109,750, or $5,487. Your Bonus Base remains at $100,000.

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Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $5,487 in 2011. Also assume that you remain alive and continue to take annual withdrawals of $5,487 until the RGLB amount runs out in year 2030. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years. Your LIB is still $109,750. Therefore, you can continue to receive $5,487 per year as long as you are alive. Also, if there is a remaining Account Value, the Contract continues.

EXAMPLE 12: WB election at issue; Excess Withdrawal taken.

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Assume that you are age 65 at issue. Also assume that you elect the WB plan at issue. Your RGLB amount, your GLB Base, your Lifetime Income Base (LIB), and your Bonus Base all equal $100,000. Your Maximum WB Amount equals 5% of your GLB Base, or $5,000. Your Maximum WB for Life Amount equals 5% of your Lifetime Income Base, or $5,000.

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Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $105,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $100,000, and
(ii)	your new RGLB amount of $105,000.
Therefore, your GLB Base is now $105,000, and your new Maximum WB Amount is 5% of $105,000, or $5,250.
Your LIB will now become the greater of:
(i)	your old LIB of $100,000, and
(ii)	the lesser of:
(a)	your new RGLB amount of $105,000, and
(b)	your old LIB of $100,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $105,000, and your new Maximum WB for Life Amount is 5% of $105,000, or $5,250. Your Bonus Base remains at $100,000.

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Assume that you take a withdrawal of $6,000 in your second Account Year. This withdrawal exceeds both your Maximum WB Amount and your Maximum WB for Life Amount of $5,250. Assume that your Account Value equals $90,000 after you make this withdrawal. Your RGLB amount will be reduced to the lesser of:

(i)	your old RGLB amount of $105,000 minus the $6,000 withdrawal, and
(ii)	your Account Value of $90,000.
Therefore, your new RGLB amount is $90,000.
Your GLB Base will be reduced to the lesser of:
(i)	your old GLB Base of $105,000 minus the $750 excess withdrawal, and
(ii)	your Account Value of $90,000.
Therefore, your new GLB Base is $90,000. Your new Maximum WB Amount is 5% of $90,000, or $4,500.
Your Bonus Base will be reduced to the lesser of:
(i)	your old Bonus Base of $100,000 minus the $750 excess withdrawal, and
(ii)	your Account Value of $90,000.
Therefore, your new Bonus Base is $90,000.
Your LIB will be reduced to the lesser of:
(i)	your old LIB of $105,000 minus the $750 excess withdrawal, and
(ii)	your Account Value of $90,000.
Therefore, your new LIB is $90,000. Your new Maximum WB for Life Amount is 5% of $90,000, or $4,500.

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Assume that you take no withdrawals in your third Account Year. Therefore, on January 1, 2010, the RGLB amount will be increased by $4,500, which equals 5% of the Bonus Base. Your new RGLB amount is now $94,500. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $90,000, and
(ii)	your new RGLB amount of $94,500.
Therefore, your GLB Base is now $94,500, and your new Maximum WB Amount is 5% of $94,500, or $4,725.
Your LIB will now become the greater of:
(i)	your old LIB of $90,000, and
(ii)	the lesser of:
(a)	your new RGLB amount of $94,500, and
(b)	your old LIB of $90,000 plus the bonus amount of $4,500.
Therefore, your LIB is now $94,500, and your new Maximum WB for Life Amount is 5% of $94,500, or $4,725. Your Bonus Base remains at $90,000.

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Assume that you take no withdrawals in your fourth Account Year. Therefore, on January 1, 2011, the RGLB amount will be increased by $4,500, which equals 5% of the Bonus Base. Your new RGLB amount is now $99,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $94,500, and
(ii)	your new RGLB amount of $99,000.
Therefore, your GLB Base is now $99,000, and your new Maximum WB Amount is 5% of $99,000, or $4,950.
Your LIB will now become the greater of:
(i)	your old LIB of $94,500, and
(ii)	the lesser of:
(a)	your new RGLB amount of $99,000, and
(b)	your old LIB of $94,500 plus the bonus amount of $4,500.
Therefore, your LIB is now $99,000, and your new Maximum WB for Life Amount is 5% of $99,000, or $4,950. Your Bonus Base remains at $90,000.

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Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $4,950 in 2011. Also assume that you remain alive and continue to take annual withdrawals of $4,950 until the RGLB amount runs out in year 2030. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years. Your LIB is still $99,000. Therefore, you can continue to receive $4,950 per year as long as you are alive. Also, if there is a remaining Account Value, the Contract continues.

EXAMPLE 13: WB election at issue; withdrawals not taken immediately; Step-up elected.

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Assume that you are age 65 at issue. Also assume that you elect the WB plan at issue. Your RGLB amount, your GLB Base, your Lifetime Income Base (LIB), and your Bonus Base all equal $100,000. Your Maximum WB Amount equals 5% of your GLB Base, or $5,000. Your Maximum WB for Life Amount equals 5% of your Lifetime Income Base, or $5,000.

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Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $105,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $100,000, and
(ii)	your new RGLB amount of $105,000.
Therefore, your GLB Base is now $105,000, and your new Maximum WB Amount is 5% of $105,000, or $5,250.
Your LIB will now become the greater of:
(i)	your old LIB of $100,000, and
(ii)	the lesser of:
(a)	your new RGLB amount of $105,000, and
(b)	your old LIB of $100,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $105,000, and your new Maximum WB for Life Amount is 5% of $105,000, or $5,250. Your Bonus Base remains at $100,000.

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Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $110,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $105,000, and
(ii)	your new RGLB amount of $110,000.
Therefore, your GLB Base is now $110,000, and your new Maximum WB Amount is 5% of $110,000, or $5,500.
Your LIB will now become the greater of:
(i)	your old LIB of $105,000, and
(ii)	the lesser of:
(a)	your new RGLB amount of $110,000, and
(b)	your old LIB of $105,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $110,000, and your new Maximum WB for Life Amount is 5% of $110,000, or $5,500. Your Bonus Base remains at $100,000.

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Assume that you take no withdrawals in your third Account Year. Therefore, on January 1, 2010, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $115,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $110,000, and
(ii)	your new RGLB amount of $115,000.
Therefore, your GLB Base is now $115,000, and your new Maximum WB Amount is 5% of $115,000, or $5,750.
Your LIB will now become the greater of:
(i)	your old LIB of $115,000, and
(ii)	the lesser of:
(a)	your new RGLB amount of $115,000, and
(b)	your old LIB of $110,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $115,000, and your new Maximum WB for Life Amount is 5% of $115,000, or $5,750. Your Bonus Base remains at $100,000.

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Assume that on January 2, 2010 your Account Value is $118,000. Since you have passed your first Account Anniversary and have not stepped-up within the past year, and since your Account Value is greater than both the GLB Base and the LIB, you may step up your WB plan guarantees. Assume that you do elect to step up. Your RGLB amount, your GLB Base, your LIB and your Bonus Base are all now equal to $118,000. Your new Maximum WB Amount is 5% of $118,000, or $5,900. Your new Maximum WB for Life Amount is 5% of $118,000, or $5,900.

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Assume that you take no withdrawals in your fourth Account Year. Therefore, on January 1, 2011, the RGLB amount will be increased by $5,900, which equals 5% of the Bonus Base. Your new RGLB amount is now $123,900. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $118,000, and
(ii)	your new RGLB amount of $123,900.
Therefore, your GLB Base is now $123,900, and your new Maximum WB Amount is 5% of $123,900, or $6,195.
Your LIB will now become the greater of:
(i)	your old LIB of $118,000, and
(ii)	the lesser of:
(a)	your new RGLB amount of $123,900, and
(b)	your old LIB of $118,000 plus the bonus amount of $5,900.
Therefore, your LIB is now $123,900, and your new Maximum WB for Life Amount is 5% of $123,900, or $6,195. Your Bonus Base remains at $118,000.

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Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $6,195 in your fifth Account Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $123,900 - $6,195, or $117,705. Your GLB Base will remain at $123,900, so your Maximum WB Amount will remain at 5% of $123,900, or $6,195. Your LIB will also remain at $123,900, so your Maximum WB for Life Amount will remain at 5% of $123,900, or $6,195. Your Bonus Base remains at $118,000.

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Assume that you remain alive and that you continue to make withdrawals of $6,195 until the RGLB amount runs out in year 2030. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years. Your LIB is still $123,900. Therefore, you can continue to receive $6,195 per year as long as you are alive. Also, if there is a remaining Account Value, the Contract continues.

EXAMPLE 14: Switch from AB to WB; No withdrawals under the AB Plan.

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Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

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Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

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Assume that you take no withdrawals in your third Account Year. Therefore, on January 1, 2010, your accrued bonus amount is $15,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $10,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

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Assume that while you are in your fourth Account Year, you switch to the WB plan. Assume that you have not taken any withdrawals yet. Your RGLB amount is now equal to your old GLB amount of $100,000 plus your accrued bonus amount of $15,000, for a total of $115,000. Your GLB Base and your LIB are both set equal to the RGLB amount at the time of conversion to the WB plan. Therefore, both the GLB Base and the LIB are equal to $115,000. Your Maximum WB Amount equals 5% of your GLB Base, or $5,750. Your Maximum WB for Life Amount equals 5% of your LIB, or $5,750. Your Bonus Base remains at $100,000. Since you have switched to the WB plan, your accrued bonus amount becomes $0.

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Assume that you take no withdrawals in your fourth Account Year. Therefore, on January 1, 2011, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $120,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $115,000, and
(ii)	your new RGLB amount of $120,000.
Therefore, your GLB Base is now $120,000, and your new Maximum WB Amount is 5% of $120,000, or $6,000.
Your LIB will now become the greater of:
(i)	your old LIB of $115,000, and
(ii)	the lesser of:
(a)	your new RGLB amount of $120,000, and
(b)	your old LIB of $115,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $120,000, and your new Maximum WB for Life Amount is 5% of $120,000, or $6,000. Your Bonus Base remains at $100,000.

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Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $6,000 in your fifth Account Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $120,000 - $6,000, or $114,000. Your GLB Base will remain at $120,000, so your Maximum WB Amount will remain at 5% of $120,000, or $6,000. Your LIB will also remain at $120,000, so your Maximum WB for Life Amount will remain at 5% of $120,000, or $6,000. Your Bonus Base remains at $100,000.

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Assume that you remain alive and that you continue to make withdrawals of $6,000 until the RGLB amount runs out in year 2030. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years. Your LIB is still $120,000. Therefore, you can continue to receive $6,000 per year as long as you are alive. Also, if there is a remaining Account Value, the Contract continues.

EXAMPLE 15: Switch from AB to WB; Withdrawals under the AB Plan.

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Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

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Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

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Assume that on March 10, 2009 (in your third Account Year), your Account Value is $80,000. Also assume that you take a withdrawal of $10,000 on this date. Therefore, your ending Account Value on March 10, 2009 is $70,000. Your GLB amount, Bonus Base, and accrued bonus amount are reduced proportionally to the amount withdrawn. Therefore, your new GLB amount is $100,000 x ($70,000 ÷ $80,000) = $87,500. Your new Bonus Base is $100,000 x ($70,000 ÷ $80,000) = $87,500. Your new accrued bonus amount is $10,000 x ($70,000 ÷ $80,000) = $8,750

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Assume that while you are in your fourth Account Year, you switch to the WB plan. Your RGLB amount is now equal to your old GLB amount of $87,500 plus your accrued bonus amount of $8,750, for a total of $96,250. Your GLB Base and your LIB are both set equal to the RGLB amount at the time of conversion to the WB plan. Therefore, both the GLB Base and the LIB are equal to $96,250. Your Maximum WB Amount equals 5% of your GLB Base, or $4,812. Your Maximum WB for Life Amount equals 5% of your LIB, or $4,812. Your Bonus Base remains at $87,500. Since you have switched to the WB plan, your accrued bonus amount becomes $0.

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Assume that you take no withdrawals in your fourth Account Year. Therefore, on January 1, 2011, the RGLB amount will be increased by $4,375, which equals 5% of the Bonus Base. Your new RGLB amount is now $100,625. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $96,250, and
(ii)	your new RGLB amount of $100,625.
Therefore, your GLB Base is now $100,625, and your new Maximum WB Amount is 5% of $100,625, or $5,031.
Your LIB will now become the greater of:
(i)	your old LIB of $96,250, and
(ii)	the lesser of:
(a)	your new RGLB amount of $100,625, and
(b)	your old LIB of $96,250 plus the bonus amount of $4,375.
Therefore, your LIB is now $100,625, and your new Maximum WB for Life Amount is 5% of $100,625, or $5,031. Your Bonus Base remains at $87,500.

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Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $5,031 in your fifth Account Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $100,625 - $5,031, or $95,594. Your GLB Base will remain at $100,625, so your Maximum WB Amount will remain at 5% of $100,625, or $5,031. Your LIB will also remain at $100,625, so your Maximum WB for Life Amount will remain at 5% of $100,625, or $5,031. Your Bonus Base remains at $87,500.

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Assume that you remain alive and that you continue to make withdrawals of $5,031 until the RGLB amount runs out in year 2030. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years. Your LIB is still $100,625. Therefore, you can continue to receive $5,031 per year as long as you are alive. Also, if there is a remaining Account Value, the Contract continues.

EXAMPLE 16: Switch from AB to WB; Step-up while in AB Plan.

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Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

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Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

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Assume that you take no withdrawals in your third Account Year. Therefore, on January 1, 2010, your accrued bonus amount is $15,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $10,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

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Assume that on January 2, 2010 your Account Value is $118,000. Since you have passed your first Account Anniversary and have not stepped-up within the past year, and since your Account Value is greater than your GLB amount, you may elect to step up to a new ten year period, with a new GLB amount of $118,000. Assume that you do elect to step up. Your GLB amount is now equal to $118,000. Also, your Bonus Base is now equal to $118,000. Your AB plan “maturity date” is now January 2, 2020. Since your new GLB amount of $118,000 is greater than the sum of your old GLB amount of $100,000 plus your old accrued bonus amount of $15,000, your new accrued bonus amount is set equal to $0.

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Assume that you take no withdrawals in your fourth Account Year. Therefore, on January 1, 2011, your accrued bonus amount is $5,900, which equals $5,900 (5% of the Bonus Base) plus your previous accrued bonus amount of $0. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $118,000.

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Assume that while you are in your fifth Account Year, you switch to the WB plan. Assume that you have not taken any withdrawals yet. Your RGLB amount is now equal to your old GLB amount of $118,000 plus your accrued bonus amount of $5,900, for a total of $123,900. Your GLB Base and your LIB are both set equal to the RGLB amount at the time of conversion to the WB plan. Therefore, both the GLB Base and the LIB are equal to $123,900. Your Maximum WB Amount equals 5% of your GLB Base, or $6,195. Your Maximum WB for Life Amount equals 5% of your LIB, or $6,195. Your Bonus Base remains at $118,000. Since you have switched to the WB plan, your accrued bonus amount becomes $0.

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Assume that you take no withdrawals in your fifth Account Year. Therefore, on January 1, 2012, the RGLB amount will be increased by $5,900, which equals 5% of the Bonus Base. Your new RGLB amount is now $129,800. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $123,900, and
(ii)	your new RGLB amount of $129,800.
Therefore, your GLB Base is now $129,800, and your new Maximum WB Amount is 5% of $129,800, or $6,490.
Your LIB will now become the greater of:
(i)	your old LIB of $123,900, and
(ii)	the lesser of:
(a)	your new RGLB amount of $129,800, and
(b)	your old LIB of $123,900 plus the bonus amount of $5,900.
Therefore, your LIB is now $129,800, and your new Maximum WB for Life Amount is 5% of $129,800, or $6,490. Your Bonus Base remains at $118,000.

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Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $6,490 in your sixth Account Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $129,800 - $6,490, or $123,310. Your GLB Base will remain at $129,800, so your Maximum WB Amount will remain at 5% of $129,800, or $6,490. Your LIB will also remain at $129,800, so your Maximum WB for Life Amount will remain at 5% of $129,800, or $6,490. Your Bonus Base remains at $118,000.

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Assume that you remain alive and that you continue to make withdrawals of $6,490 until the RGLB amount runs out in year 2031. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years. Your LIB is still $129,800. Therefore, you can continue to receive $6,490 per year as long as you are alive. We will continue to charge the rider fee for as long as you are eligible to receive benefits under the WB Plan. The Owner can annuitize as long as there is a remaining Account Value, but if Account Value drops to zero, the Contract terminates.

EXAMPLE 17: Switch from AB to WB; Step-up while in AB Plan.

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Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

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Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

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Assume that you take no withdrawals in your third Account Year. Therefore, on January 1, 2010, your accrued bonus amount is $15,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $10,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that on January 2, 2010 your Account Value is $112,000. Since you have passed your first Account Anniversary and have not stepped-up within the past year, and since your Account Value is greater than your GLB amount, you may elect to step up to a new ten year period, with a new GLB amount of $112,000. Assume that you do elect to step up. Your GLB amount is now equal to $112,000. Also, your Bonus Base is now equal to $112,000. Your AB plan “maturity date” is now January 2, 2020. Since your new GLB amount of $112,000 is less than the sum of your old GLB amount of $100,000 plus your old accrued bonus amount of $15,000, your new accrued bonus amount is set equal to the sum of your old GLB amount of $100,000 plus your old accrued bonus amount of $15,000, less your new GLB amount of $112,000. Therefore, your new accrued bonus amount is $3,000.

●
Assume that you take no withdrawals in your fourth Account Year. Therefore, on January 1, 2011, your accrued bonus amount is $8,600, which equals $5,600 (5% of the Bonus Base) plus your previous accrued bonus amount of $3,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $112,000.

●
Assume that while you are in your fifth Account Year, you switch to the WB plan. Assume that you have not taken any withdrawals yet. Your RGLB amount is now equal to your old GLB amount of $112,000 plus your accrued bonus amount of $8,600, for a total of $120,600. Your GLB Base and your LIB are both set equal to the RGLB amount at the time of conversion to the WB plan. Therefore, both the GLB Base and the LIB are equal to $120,600. Your Maximum WB Amount equals 5% of your GLB Base, or $6,030. Your Maximum WB for Life Amount equals 5% of your LIB, or $6,030. Your Bonus Base remains at $112,000. Since you have switched to the WB plan, your accrued bonus amount becomes $0.

●
Assume that you take no withdrawals in your fifth Account Year. Therefore, on January 1, 2012, the RGLB amount will be increased by $5,600, which equals 5% of the Bonus Base. Your new RGLB amount is now $126,200. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $120,600, and
(ii)	your new RGLB amount of $126,200.
Therefore, your GLB Base is now $126,200, and your new Maximum WB Amount is 5% of $126,200, or $6,310.
Your LIB will now become the greater of:
(i)	your old LIB of $120,600, and
(ii)	the lesser of:
(a)	your new RGLB amount of $126,200, and
(b)	your old LIB of $120,600 plus the bonus amount of $5,600.
Therefore, your LIB is now $126,200, and your new Maximum WB for Life Amount is 5% of $126,200, or $6,310. Your Bonus Base remains at $112,000.

●
Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $6,310 in your sixth Account Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $126,200 - $6,310, or $119,890. Your GLB Base will remain at $126,200, so your Maximum WB Amount will remain at 5% of $126,200, or $6,310. Your LIB will also remain at $126,200, so your Maximum WB for Life Amount will remain at 5% of $126,200, or $6,310. Your Bonus Base remains at $112,000.

●
Assume that you remain alive and that you continue to make withdrawals of $6,310 until the RGLB amount runs out in year 2031. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years. Your LIB is still $126,200. Therefore, you can continue to receive $6,310 per year as long as you are alive. We will continue to charge the rider fee for as long as you are eligible to receive benefits under the WB Plan. The Owner can annuitize as long as there is a remaining Account Value, but if the Account Value drops to zero, the Contract terminates.

EXAMPLE 18: Calculation of Explicit Rider Charges.

●
Assume that you did not elect the WB plan at any time. Assume that your Account Value increases at an annual rate of 5% per year throughout the next ten years. Also assume that you do not elect to step-up at any time.

●
On March 31, 2007, your Account Value before the charge for Secured Returns for Life Plus is taken is $101,196.79. The charge deducted on March 31, 2007 is $126.50 ($101,196.79 x .00125). Therefore, your ending Account Value on March 31, 2007 is $101,070.29 ($101,196.79 - $126.50).

●
On June 30, 2007, your Account Value before the charge for Secured Returns for Life Plus is taken is $102,307.23. The fee deducted on June 30, 2007 is $127.88 ($102,307.23 x .00125). Therefore, your ending Account Value on June 30, 2007 is $102,179.35 ($102,307.23 - $127.88).

●
On September 30, 2007, your Account Value before the charge for Secured Returns for Life Plus is taken is $103,443.69. The fee deducted on September 30, 2007 is $129.30 ($103,443.69 x .00125). Therefore, your ending Account Value on September 30, 2007 is $103,314.39 ($103,443.69 - $129.30).

●
This pattern continues until the maturity date for your Benefit of January 1, 2017. On that date, your Account will be credited with a payment. If your current Account Value is less than your current GLB amount, then your Account will be credited with the difference between these two amounts. If your current Account Value is greater than your current GLB amount, then your Account will be credited with the sum of all of Secured Returns for Life Plus charges that have been made. Note that if Secured Returns for Life Plus was revoked or cancelled before the maturity date for your Benefit of January 1, 2017, then no Secured Returns for Life Plus credit will be made to your Account.

EXAMPLE 19: One Year Step-up elected under AB Plan.

●
Assume that you are age 65 at issue. Assume that you elect the AB plan. Your Guaranteed Living Benefit amount (“GLB amount”) at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that on January 1, 2008 your Account Value is $118,000. Since your Account Value is greater than your GLB amount, you may elect to step up to a new ten year period, with a new GLB amount of $118,000. Assume that you do elect to step up. Your GLB amount is now equal to $118,000. Also, your Bonus Base is now equal to $118,000. Your AB plan Maturity Date is now January 1, 2018. Since your new GLB amount of $118,000 is greater than the sum of your old GLB amount of $100,000 plus your old accrued bonus amount of $5,000, your new accrued bonus amount is set equal to $0.

●
Assume that you remain in the AB plan until it “matures” on January 1, 2018. Assume that you have taken no withdrawals since your Contract was issued. Your accrued bonus amount is $53,100 ($5,900 per year for nine years). Since your rider has “matured” in the AB plan, the accrued bonus amount becomes $0. Assume that your Account Value on January 1, 2018 is $112,000. Since your Account Value is less than your GLB amount by $6,000, an amount equal to $6,000 will be deposited into your Contract ($118,000 - $112,000).

APPENDIX J -
RETIREMENT INCOME ESCALATORSM

The optional living benefit rider known as Retirement Income Escalator (“RIE”) was available for all Contracts issued after May 5, 2008 and prior to October 20, 2008 and certain contracts issued after October 20, 2008. The following information applies to your Contract if you elected to participate in RIE. RIE is no longer available for sale on new Contracts.

RIE provides an annual income guarantee for life.  Your income amount will not decrease, provided that your withdrawals do not exceed the guaranteed amount in any year.  In general, the longer you wait for your first withdrawal under RIE, the larger the guaranteed annual income amount.  To describe how RIE works, we use the following definitions:

RIE Coverage Date:	Your Issue Date if you are at least age 59½ at issue; otherwise, the first Account Anniversary after you attain age 59½.

Annual Withdrawal Amount:
The total guaranteed amount available for withdrawal each Account Year during your life, provided that you comply with certain conditions.  The Annual Withdrawal Amount is equal to your current Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. (You should be aware that certain actions you take could significantly reduce the amount of your Annual Withdrawal Amount.)

Designated Funds:	The limited investment options you can choose if you are participating in a living benefit.

Lifetime Withdrawal Percentage:
The percentage used to calculate your Annual Withdrawal Amount. The percentage will be 5%, 6%, or 7% depending upon your age on your first withdrawal under the Contract after your RIE Coverage Date. Once determined, the percentage is set for the life of your RIE.

Withdrawal Benefit Base:	The amount used to calculate (1) your Annual Withdrawal Amount and (2) your cost for RIE.

RIE Bonus Period:
A ten-year period commencing on the Issue Date and ending on your tenth Account Anniversary. If you “step up” your RIE (described below) during the RIE Bonus Period, the RIE Bonus Period is extended to ten years from the date of the step-up.

Bonus Base:
The amount on which bonuses are calculated.  The Bonus Base is equal to the sum of your Purchase Payments, increased by any “step-ups” (described below) and reduced proportionately by any withdrawal taken prior to your RIE Coverage Date or any excess withdrawals (see “Excess Withdrawals” under “Withdrawals Under RIE”).

You and Your:
The terms “you” and “your” refer to the oldest Participant or the surviving spouse of the oldest Participant, as described under “Death of Participant Under RIE with Single-Life Coverage.” In the case of a non-natural Participant, these terms refer to the oldest annuitant.

Upon annuitization, RIE and any elected optional death benefit rider automatically terminate.

RIE allows you to withdraw a guaranteed amount of money each year, beginning on your RIE Coverage Date, until the death of any Participant if single-life coverage is elected (or until the death of both the Participant and the Participant's spouse if joint-life coverage is elected). Your right to take withdrawals under RIE continues regardless of the investment performance of a Designated Fund, provided that you comply with certain requirements. The amount you can withdraw, in any one year, is 5%, 6% or 7% of your Withdrawal Benefit Base, depending upon your age on the date of your first withdrawal after your RIE Coverage Date.

In addition, if you make no withdrawals in an Account Year during your RIE Bonus Period, we will increase your Withdrawal Benefit Base by an amount equal to 7% of your Bonus Base.  The RIE Bonus Period is a 10-year period commencing on your Issue Date.  The period will be extended for an additional 10 years commencing on each step-up of the Withdrawal Benefit Base (see  “Step-Up Under RIE” in this Appendix), provided that the step up occurs prior to the conclusion of the current 10-year period.

If you are participating in RIE, you may not make Purchase Payments after the first year following your Issue Date.  After the first Account Anniversary, any Purchase Payments submitted by a Participant while participating in RIE will be treated as “Not in Good Order” and returned to the Participant, unless the Participant instructs us to terminate his participation in RIE.

To participate in RIE, all of your Account Value must be invested in a Designated Fund at all times during the term of RIE. (The “term” of RIE is for life, unless your Withdrawal Benefit Base is reduced to zero or your RIE is terminated or cancelled as described in this Appendix under “Cancellation of RIE,” “Depleting Your Account Value,” and “Annuitization Under RIE.”) See “Designated Funds” in the prospectus to which this Appendix is attached.

Under RIE, you have the option of choosing between single-life coverage and joint-life coverage. These options are described in greater detail under “Joint-Life Coverage,” “Death of Participant Under RIE with Single-Life Coverage,” and “Death of Participant Under RIE with Joint-Life Coverage” in this Appendix.

Determining Your Withdrawal Benefit Base

On the Issue Date, we set your Withdrawal Benefit Base equal to your initial Purchase Payment. Thereafter, your Withdrawal Benefit Base is:

●	decreased following any withdrawals you take prior to your RIE Coverage Date;

●	decreased following any withdrawals you take after your RIE Coverage Date, if such withdrawal is in excess of the Annual Withdrawal Amount at the time of the withdrawal;

●	increased by any applicable bonuses;

●	increased by any step-ups as described under “Step-Up Under RIE”; and

●	increased by any subsequent Purchase Payments you make during the first year following the Issue Date.

Determining Your Annual Withdrawal Amount

Your Annual Withdrawal Amount is calculated when you make your first withdrawal after your RIE Coverage Date.  It is a set percentage of your Withdrawal Benefit Base.  This percentage, known as the Lifetime Withdrawal Percentage, is determined based upon your age at that time, as follows:

Your Age on the Date of the First Withdrawal After Your RIE Coverage Date*	Lifetime Withdrawal Percentage

59½ - 69	5%
70 - 79	6%
80 - or older	7%
                                  *If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage” in this Appendix.

Once set, your Lifetime Withdrawal Percentage will remain the same for the life of your RIE.  Your Annual Withdrawal Amount equals your Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage.  Therefore, if your Withdrawal Benefit Base changes after your Annual Withdrawal Amount is determined, your Annual Withdrawal Amount will also change.  The new Annual Withdrawal Amount will be effective on the next Account Anniversary and, at that time, will reflect any increases caused by a step-up or a bonus that took place during the prior Account Year and any decreases caused by excess withdrawals (described below) that were taken during the prior Account Year. The new Annual Withdrawal Amount will be in effect for all subsequent Account Years, unless and until there is a further change in your Withdrawal Benefit Base.

How RIE Works

Each Account Year, beginning on your RIE Coverage Date, you can take withdrawals totaling up to the amount of your Annual Withdrawal Amount, subject to the terms and conditions discussed below.  Even if your Account Value is reduced to zero, as long as your Withdrawal Benefit Base is greater than zero, you can withdraw up to your Annual Withdrawal Amount every year of your life unless you choose to cancel RIE.

If you defer taking any withdrawals in an Account Year during the RIE Bonus Period, your Withdrawal Benefit Base will be increased by an amount equal to 7% of your Bonus Base, thereby increasing your Annual Withdrawal Amount.  In this way, if you defer taking withdrawals during your early Account Years, you will be able to take larger withdrawals in later Account Years. Your Annual Withdrawal Amount is not, however, cumulative:  any unused portion of your Annual Withdrawal Amount in any Account Year cannot be applied to a future year.

Note that the timing and amount of your withdrawals may significantly decrease your total RIE, as described further in this Appendix under “Withdrawals Under RIE.”  Note also that investing in any Fund, other than a Designated Fund, will cancel RIE, as described in this Appendix under “Cancellation of RIE.”

Here is an example of how RIE works:

Assume that you are age 60 when your Contract is issued with an initial Purchase Payment of $100,000 and that you elected to participate in RIE with single-life coverage. (If you selected joint-life coverage the numbers shown in the example could be different.)  Your Withdrawal Benefit Base and your Bonus Base are each set equal to your initial Purchase Payment on your Issue Date.  Because you reached age 59½ prior to your Issue Date, your RIE Coverage Date is your Issue Date.  You can begin at any time to withdraw up to your Annual Withdrawal Amount each Account Year without reducing your Withdrawal Benefit Base.  During the RIE Bonus Period, your Withdrawal Benefit Base will increase by 7% of your Bonus Base each Account Year in which you do not take a withdrawal.  (For convenience, assume that the investment performance on your underlying investments remains neutral throughout the life of your Contract, except for Account Year 2.)

Assume that, because of good investment performance of the Designated Funds during Account Year 2, your Account Value has grown to $125,000 by the beginning of Account Year 3.  Your Contract is, therefore, eligible for an automatic step-up of its Withdrawal Benefit Base and Bonus Base.  Assume that we have not increased the percentage used to calculate the RIE Fee on newly issued Contracts; therefore we will step up your Withdrawal Benefit Base and your Bonus Base to $125,000.  Your new Annual Withdrawal Amount will be 5% of your new Withdrawal Benefit Base, or $6,250.  Going forward, your new Bonus Base will be $125,000, unless increased by another step-up or reduced by an excess withdrawal, and your RIE Bonus Period will now end on your 12th Account Anniversary (i.e., ten years after the step-up).

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals

1	$100,000	$100,000	$100,000	$5,000	0
2	$100,000	$107,000	$100,000	$5,350	0
3	$125,000	$125,000	$125,000	$6,250	0

Assume you take your first withdrawal when you are age 66 in Account Year 7.  Using the above chart, we set your Lifetime Withdrawal Percentage at 5%.  Your Annual Withdrawal Amount will be equal to 5% of your Withdrawal Benefit Base. You can begin withdrawing up to $8,000 each Account Year without reducing your Withdrawal Benefit Base, as shown in the following table:

4	$125,000	$133,750	$125,000	$6,688	0
5	$125,000	$142,500	$125,000	$7,125	0
6	$125,000	$151,250	$125,000	$7,563	0
7	$125,000	$160,000	$125,000	$8,000	$8,000
8	$117,000	$160,000	$125,000	$8,000	$8,000

Assume in Account Year 9, you decide to defer taking a withdrawal.  Your Withdrawal Benefit Base will increase by 7% of your Bonus Base. Your new Annual Withdrawal Amount will be set equal to 5% of your new Withdrawal Benefit Base, as shown below:

9	$109,000	$160,000	$125,000	$8,000	$0
10	$109,000	$168,750	$125,000	$8,438	$8,438

Assume that in Account Year 14, you again decide to defer taking a withdrawal.  Your Withdrawal Benefit Base will not be increased because you are no longer in the Bonus Period, as your RIE Bonus Period ends 10 years after the previous step-up.

11	$100,563	$168,750	$125,000	$8,438	$8,438
12	$92,125	$168,750	$125,000	$8,438	$8,438
13	$83,688	$168,750	$125,000	$8,438	$8,438
14	$75,250	$168,750	$125,000	$8,438	$0
15	$75,250	$168,750	$125,000	$8,438	$8,438

There is no way to know for certain whether forgoing income in one or more years will increase or decrease the total income paid to the Participant over the life of the annuity.  Generally speaking, not taking income in a year will increase the Annual Withdrawal Amount due to the bonus and the potential for step-ups.  Therefore, not taking income in one or more years will mean that the Participant will take income in fewer years, but will be entitled to more income in those years.

The total lifetime payments to the Participant could be more or less depending upon investment performance over the life of the Contract and the age to which the Participant lives.  Better investment performance and a longer life span generally make it advantageous to forgo the Annual Withdrawal Amount in a limited number of years.

In general the Company’s risk is greater when the Participant takes the Annual Withdrawal Amount each year beginning on the RIE Coverage Date.

Withdrawals Under RIE

     Withdrawals After the RIE Coverage Date

Starting on your RIE Coverage Date, you may take withdrawals totaling up to your Annual Withdrawal Amount each Account Year without reducing your Withdrawal Benefit Base.  These withdrawals will reduce your Account Value by the amount of the withdrawal, but will not change your Withdrawal Benefit Base.  These withdrawals are subject to withdrawal charges only to the extent they are in excess of the greatest of:

●	the free withdrawal amount permitted under your Contract (discussed under “Free Withdrawal Amount” under “Withdrawal Charges” in the prospectus to which this Appendix is attached);

●	your yearly Required Minimum Distribution Amount (subject to conditions discussed under “Certain Tax Considerations” in this Appendix); and

●	your Annual Withdrawal Amount.

Above is an example of withdrawals taken after your RIE Coverage Date.  Because they do not exceed your Annual Withdrawal Amount, the withdrawals do not reduce your Withdrawal Benefit Base or your Annual Withdrawal Amount.  Because the withdrawals in the example do not exceed your free withdrawal amount permitted under this Contract, your Required Minimum Distribution Amount, or your Annual Withdrawal Amount, they are not subject to any withdrawal charges. If a withdrawal exceeds the greatest of these amounts, then the withdrawal would be subject to withdrawal charges.

     Excess Withdrawals

If you take a withdrawal that exceeds your Annual Withdrawal Amount (or your Required Minimum Distribution Amount, if higher), your Withdrawal Benefit Base and your Bonus Base will be reduced proportionately by the excess amount of the withdrawal.  In other words, after an “excess withdrawal,” your Bonus Base and your Withdrawal Benefit Base will be reduced according to the following formulae:

Your new Bonus Base	=	A x	(	C	)
D - E

Your new Withdrawal	=	B x	(	C	)
Benefit Base				D - E

Where:
	A =	Your Bonus Base immediately prior to the excess withdrawal.

	B =	Your Withdrawal Benefit Base immediately prior to the excess withdrawal.

	C =	Your Account Value immediately after the excess withdrawal.

	D =	Your Account Value immediately prior to the excess withdrawal.

	E =	Your Annual Withdrawal Amount minus any prior partial withdrawals taken during the current Account Year.

Using the facts of the above example, assume that in Account Year 7, you take two withdrawals: a $4,000 withdrawal followed by a $6,000 withdrawal.  Your first withdrawal reduces your Account Value to $121,000 but does not affect your Bonus Base or Withdrawal Benefit Base because it is not in excess of your Annual Withdrawal Amount. Your second withdrawal (when combined with the first) is in excess of your $8,000 Annual Withdrawal Amount.  After your second withdrawal, your Bonus Base and your Withdrawal Benefit Base will be reduced as follows:

Your new Bonus Base	=	125,000	x	121,000 – 6,000
				121,000 – (8,000 – 4,000)

	=	125,000	x	115,000
				117,000

	=	125,000	x	0.98291

	=	122,863

Your new Withdrawal
Benefit Base	=	160,000	x	121,000 – 6,000
				121,000 – (8,000 – 4,000)

	=	160,000	x	115,000
				117,000

	=	160,000	x	0.98291

	=	157,265

Going forward, your new Annual Withdrawal Amount will be reduced to 5% of your new Withdrawal Benefit Base or $7,863.

You should be aware that, if your Account Value is less than the Withdrawal Benefit Base at the time an excess withdrawal is taken (as in the above example), then your Withdrawal Benefit Base and your Bonus Benefit Base will be reduced by an amount equal to or more than the excess amount withdrawn.  Thus, excess withdrawals taken in a down market could severely reduce your RIE.

     Withdrawals Prior to the RIE Coverage Date (Early Withdrawals)

Withdrawals taken prior to your RIE Coverage Date are subject to withdrawal charges, to the extent such withdrawals are in excess of the “free withdrawal amount” permitted under your Contract.  In addition, all withdrawals taken prior to your RIE Coverage Date, including any “free withdrawal amounts,” will be treated as “early withdrawals” and your Bonus Base and your Withdrawal Benefit Base will be reduced proportionately to the amount of the withdrawal.  In other words, your Bonus Base and your Withdrawal Benefit Base will be reduced by the following formulae:

Your new Bonus Base	=	W x	(	Y	)
Z

Your new Withdrawal	=	X x	(	Y	)
Benefit Base				Z

Where:
	W =	Your Bonus Base immediately prior to the early withdrawal.

	X =	Your Withdrawal Benefit Base immediately prior to the early withdrawal.

	Y =	Your Account Value immediately after the early withdrawal.

	Z =	Your Account Value immediately prior to the early withdrawal.

Assume that you are age 45 when your Contract is issued with an initial Purchase Payment of $100,000 and that you elected to participate in RIE with single-life coverage. (If you selected joint-life coverage the number shown in the example could be different.)  Your Withdrawal Benefit Base and your Bonus Base are each set equal to your initial Purchase Payment on your Issue Date.  Your Withdrawal Benefit Base will increase by 7% of your Bonus Base each year in which you do not take a withdrawal.  Your RIE Coverage Date will not occur until your 15th Account Anniversary (the first Account Anniversary after you reach age 59½).  Any withdrawals you take prior to that time will be “early withdrawals.”

Assume that because of good investment performance of the Designated Funds during Account Year 2, your Account Value has grown to $125,000 by the beginning of Account Year 3. Your Contract is therefore eligible for an automatic step-up of its Withdrawal Benefit Base and Bonus Base. Assume that we have not increase the percentage used to calculate the RIE Fee on newly issued Contracts; therefore we will step-up your Withdrawal Benefit Base and your Bonus Base to $125,000.

Assume that, in your Account Year 7, you withdraw $10,000.  Because you are age 51 (and younger than age 59½), this is an early withdrawal.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base		Annual Withdrawal Amount	Withdrawals

1	$100,000	$100,000	$100,000		$0	0
2	$100,000	$107,000	$100,000		$0	0
3	$125,000	$125,000	$125,000		$0	0
4	$125,000	$133,750	$125,000		$0	0
5	$125,000	$142,500	$125,000		$0	0
6	$125,000	$151,250	$125,000		$0	0
7	$125,000	$160,000	$125,000		$0	$10,000

At this point, your Bonus Base and your Withdrawal Benefit Base will be recalculated as follows:

Your new Bonus Base		=	125,000	x	125,000 – 10,000
					125,000

		=	125,000	x	115,000
					125,000

		=	125,000	x	0.92000

		=	115,000

Your new Withdrawal
Benefit Base		=	160,000	x	125,000 –10,000
					125,000

		=	160,000	x	115,000
					125,000 –10,000

		=	160,000	x	0.92000

		=	147,200

Your Annual Withdrawal Amount will still be $0 because your have not reached your RIE Coverage Date.

You should be aware that early withdrawals could severely reduce (or even exhaust) your RIE.

In addition to reducing your RIE, any withdrawal before you reach age 59½ could have adverse tax consequences. You should consult a qualified tax professional for more information.

     Depleting Your Account Value

If your Account Value is reduced to zero as a result of an “excess withdrawal” or an “early withdrawal” (as described above), your Withdrawal Benefit Base will also be reduced to zero. Therefore, your Contract, as well as your RIE, will end.

If, on the other hand, your Account Value is reduced to zero through any combination of poor investment performance of the Designated Funds, Contract charges, and withdrawals other than excess or early withdrawals, your Withdrawal Benefit Base will not be reduced. Your Contract will therefore end, but your RIE will continue.  That is to say, regardless of your age on the day the Account Value is reduced to zero, you will be entitled to receive your Annual Withdrawal Amount each year for as long as you live.

Cost of RIE

If you elected RIE, we deduct a quarterly fee from your Account Value (“RIE Fee”). The RIE Fee will be taken as a specific deduction from your Account Value on the last valuation day of each Account Quarter. The RIE Fee will be a percentage of your Withdrawal Benefit Base.  This percentage will equal 0.1875% of your Withdrawal Benefit Base on the last day of the Account Quarter, if you elected single-life coverage (0.2375% for joint-life coverage).  The maximum RIE Fee you can pay in any one Account Year is equal to 0.75% of the highest Withdrawal Benefit Base at any point in that Account Year, if you elected single-life coverage (0.95% for joint-life coverage).

Your RIE Fee will not change during an Account Year, unless you take one of the following specific actions:

●	If you make an additional Purchase Payment during your first Account Year, you will increase your Withdrawal Benefit Base and thus your RIE Fee.

●	If you make a withdrawal before your RIE Coverage Date or a withdrawal in excess of your Annual Withdrawal Amount, you will decrease your Withdrawal Benefit Base and thus your RIE Fee.

The investment performance of the Designated Funds will not affect your RIE Fee during an Account Year.  However, as explained in this Appendix under “Step-Up Under RIE,” favorable investment performance may cause the Withdrawal Benefit Base to increase on an Account Anniversary.  That would also increase your RIE Fee.

We will continue to deduct the RIE Fee until you annuitize your Contract, your Account Value reduces to zero, or your RIE is terminated or cancelled as described under “Cancellation of RIE” in this Appendix.

We reserve the right to make special offers from time to time.  Specifically, we reserve the right to waive the RIE Fee for a limited period on newly issued Contracts. The same waiver would apply to all Contracts issued while we are making the special offer.

Step-Up Under RIE

Regardless of your age on the Issue Date, on each Account Anniversary prior to your maximum Annuity Commencement Date, we will automatically step-up your Withdrawal Benefit Base and your Bonus Base each to equal your Account Value, provided that certain requirements are satisfied.  First, you must meet certain eligibility requirements:

●
Your Account Value must equal no more than $5,000,000. (For purposes of determining the $5,000,000 limit, we reserve the right, in our sole discretion, to aggregate your Account Value with the account values of all other variable annuity contracts you own issued by Sun Life Assurance Company of Canada (U.S.) or its affiliates.)

●	Your Account Value must be greater than your current Withdrawal Benefit Base, adjusted for any 7% bonus increases.

Note that we have reserved the right to add another requirement for eligibility. We have reserved the right to only allow step-ups if your money is invested in a Fund that is a Designated Fund for newly issued contracts. (See “Designated Funds” in the prospectus to which this Appendix is attached)

If you satisfy the eligibility requirements, then we consider whether market conditions have caused us to increase the percentage used to calculate the RIE Fee on newly issued Contracts.  If we are no longer issuing Contracts with the RIE rider then the percentage we use to calculate your RIE Fee will be set based upon current market conditions at that time. Significant changes in stock market prices, interest rate fluctuations, and competitive industry trends are among the market conditions we consider in whether to change the fee.

●	If we have not had to increase the percentage as described above, the percentage we use to calculate your RIE will remain unchanged and we will automatically step-up your Withdrawal Benefit Base.

●
If we have had to increase the percentage as described above, we offer you the opportunity to step-up at the higher percentage.  In this case, your prior written consent is required to accept the higher percentage used to calculate your RIE Fee and step-up your Withdrawal Benefit Base.  If you do not consent to the step-up and higher percentage, the step-up will not be implemented and all subsequent step-ups under your RIE will also be suspended.  You may thereafter submit an election form to us, however, to consent to the higher percentage and reactivate subsequent automatic step-ups.

After a step-up, your Annual Withdrawal Amount will be equal to your new Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage.  Here is an example of how we calculate a step-up under RIE:

Assume that you are age 60 when your Contract is issued with an initial Purchase Payment of $100,000 and that you elected to participate in RIE with single-life coverage. (If you selected joint-life coverage the numbers shown in the example could be different.)  Assume that, because of good investment performance of the Designated Funds during Account Year 2, your Account Value has grown to $125,000 by the beginning of Account Year 3.  Your Contract is, therefore, eligible for an automatic step-up of its Withdrawal Benefit Base and Bonus Base.  Assume that we have not increased the percentage used to calculate the RIE Fee on newly issued Contracts; therefore we will step up your Withdrawal Benefit Base and your Bonus Base to $125,000.  Your new Annual Withdrawal Amount will be 5% of your new Withdrawal Benefit Base, or $6,250.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals

1	$100,000	$100,000	$100,000	$5,000	0
2	$100,000	$107,000	$100,000	$5,350	0
3	$125,000	$125,000	$125,000	$6,250	0
4	$125,000	$133,750	$125,000	$6,688	0
5	$125,000	$142,500	$125,000	$7,125	0
6	$125,000	$151,250	$125,000	$7,563	0
7	$125,000	$160,000	$125,000	$8,000	0

Going forward, your new Bonus Base will be $125,000, unless increased by another step-up or reduced by an excess withdrawal, and your RIE Bonus Period will now end on your 12th Account Anniversary (i.e., ten years after the step-up).

Joint-Life Coverage

On the Issue Date, you had the option of electing RIE with single-life coverage or, for a higher RIE Fee, with joint-life coverage. Once you make the election, you cannot switch between joint-life and single-life coverage, regardless of any change in life events. Joint-life coverage is not available if you are unmarried on the Issue Date.

Joint-life coverage can be elected on an individually-owned Contract or on a co-owned Contract. On an individually-owned Contract, joint-life coverage is available only if your spouse is the sole beneficiary on the Issue Date and remains the sole beneficiary while RIE is in effect.  On a co-owned Contract, joint-life coverage is available only if you and your spouse are the only co-owners on the Issue Date and remain so while RIE is in effect. Whereas single-life coverage provides annual withdrawals under RIE only until any Participant dies, joint-life coverage provides annual withdrawals under RIE for as long as either you or your spouse is alive.  (Note, however, upon the death of a spouse, the Contract, (including RIE) ends.  To take annual withdrawals under RIE’s joint-life feature after the death of a spouse, the surviving spouse must first elect to continue the Contract through the “Spousal Continuance” provision.)  See also “Death of Participant Under RIE with Joint-Life Coverage” in this Appendix.

If you elected joint-life coverage, the RIE Coverage Date will be your Issue Date if the younger spouse is at least age 59½ on the Issue Date, and will be the first Account Anniversary after the younger spouse attains (or would have attained) age 59½ if the younger spouse is less than age 59½ on the Issue Date. (For purposes of joint-life coverage, the younger spouse refers to the person who was the younger spouse on the Issue Date, even if that person has died or is no longer married to the person who was his or her spouse on the Issue Date.)  Thus, “early withdrawals” will be determined based upon this definition of your RIE Coverage Date.  Your Lifetime Withdrawal Percentage will be determined based on the age that the younger spouse is (or would have been) on the date of the first withdrawal under the Contract after the RIE Coverage Date, as follows:

Age of Younger Spouse on Date of the First Withdrawal After Your RIE Coverage Date	Lifetime Withdrawal Percentage
59½ - 69	5%
70 - 79	6%
80 - or older	7%

Once set, your Lifetime Withdrawal Percentage will remain the same for the life of your RIE.  Your Annual Withdrawal Amount equals your Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage.

The two spouses on the Issue Date are the only two people covered under the joint-life feature.  If a Participant remarries, the new spouse is not covered under the joint-life feature.  Therefore, if the spouse on the Issue Date is no longer your spouse, RIE benefits continue for your life and, when you die, annual withdrawals are no longer available.  Note that, when you elect joint-life coverage, you also elect the higher joint-life fee.  That fee will not change as long as RIE is in effect, regardless of any change in life events.

If one spouse is significantly younger than the other spouse, you should carefully consider whether joint-life coverage is an appropriate choice in light of the possibility of a longer waiting period before withdrawals under RIE can be made and in light of the higher fee for joint-life coverage.

Joint-life coverage may not be available on all Contracts.

Cancellation of RIE

Should you decide that RIE is no longer appropriate for you, you may cancel RIE at any time.  Upon cancellation, all benefits and charges under RIE shall cease. Once cancelled, RIE cannot be reinstated.

Although transfers among the Designated Funds are permitted as described under “Transfer Privilege,” RIE will be cancelled automatically:

●	if any Purchase Payment is allocated to an investment option other than a Designated Fund; or

●	if any portion of Account Value maintained in a Designated Fund is transferred into an investment option other than a Designated Fund.

A change of ownership of the Contract may also cancel your RIE.

Death of Participant Under RIE with Single-Life Coverage

If you selected single-life coverage, RIE terminates on the death of any Participant and the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract. If your surviving spouse is the sole Beneficiary and elects to continue the Contract, your spouse has the additional option of electing to participate in a new RIE rider on the original Contract (assuming that at the time of election RIE is available to new Participants and your surviving spouse meets certain eligibility requirements).  If the surviving spouse makes such election:

●	the new Account Value and the new Withdrawal Benefit Base will both be set equal to the Death Benefit amount; and

●	the new RIE Fee will be set by us based on market conditions at the time and may be higher than the current RIE Fee.

Death of Participant Under RIE with Joint-Life Coverage

If the surviving spouse on the Death Benefit Date was not the spouse of a Participant on the original Contract’s Issue Date, then this section does not apply, even if joint-life coverage was elected.  In such case, if a Participant dies while participating in RIE, the provisions of the section in this Appendix titled “Death of Participant Under RIE with Single-Life Coverage” will apply.

If you purchased joint-life coverage and one of the Participants dies, RIE will continue, provided that the surviving spouse, as the sole beneficiary, continues the Contract.  In such case:

●	the new Account Value will be equal to the Death Benefit;

●	the RIE Fee for the joint-life coverage option will continue for the surviving spouse as it was immediately prior to the death of the Participant;

●	the Withdrawal Benefit Base will remain unchanged until the next Account Anniversary when a step-up could apply due to an increase in Account Value (see “Step-Up Under RIE” in this Appendix);

●
if withdrawals under RIE have not yet begun, the Lifetime Withdrawal Percentage will be based on the age the younger spouse attains (or would have attained) on the date of the first withdrawal after the RIE Coverage Date;

●	if withdrawals under RIE have already begun, the Lifetime Withdrawal Percentage will not change; and

●	the RIE Bonus Period will continue unchanged from the original contract.

At the death of the surviving spouse, the Contract, including RIE, will terminate.

If you purchased joint-life coverage and the deceased Participant's surviving spouse does not continue the Contract, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Annuitization Under RIE

Under the terms of RIE, if your Account Value is greater than zero on your maximum Annuity Commencement Date, you may elect to:

(1)	surrender your Contract and receive your Cash Surrender Value,

(2)	annuitize your Account Value under one of the then currently available Annuity Options, or

(3)
annuitize your remaining Account Value as a single-life annuity (or a joint-life annuity, if joint-life coverage was elected at issue and is still eligible) with an annualized annuity payment of not less than your then current Annual Withdrawal Amount.

If you make no election, we will default your choice to option 3.

If your Account Value has been reduced to zero (other than as a result of an “early withdrawal” or an “excess withdrawal”), and your Withdrawal Benefit Base is greater than zero on or before your maximum Annuity Commencement Date, you will receive your full Annual Withdrawal Amount until you die. For a more complete discussion of this, see “Depleting Your Account Value” in this Appendix.

Certain Tax Considerations

Certain tax considerations may be important to you in connection with a living benefit, such as RIE. When you elect to participate in the Retirement Income Escalator Benefit, we will inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit. To assist you in complying with the RMD requirements, each year, we will notify you in early January of your calculated Yearly RMD Amount and inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit.

In the event that your Yearly RMD Amount attributable to your Contract is greater than the maximum withdrawal amount permitted each year under the RIE Benefit, we are currently waiving withdrawal provisions as follows. If you withdraw all or a portion of your Qualified Contract's Yearly RMD Amount from the Contract while participating in the RIE Benefit, we reduce your Account Value  dollar for dollar by the amount of the withdrawal. In addition, for that year only, your Annual Withdrawal Amount under the RIE Benefit will be reduced, dollar for dollar, by the amount of the withdrawal. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than your Annual Withdrawal Amount. In other words, we will not reduce your Annual Withdrawal Amount for future years (or your Withdrawal Benefit Base or Bonus Base), if a Yearly RMD Amount exceeds your Annual Withdrawal Amount, provided that:

●
you withdraw your Qualified Contract's first Yearly RMD Amount in the calendar year you attain age 70½ rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

●	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Account Year, more than one calendar year's Yearly RMD Amount.

If there is any change to the current Code or IRS rules governing the timing or determination of RMD amounts (including, but not limited to, amendments to the current IRS regulations or the issuance of IRS guidance), then we reserve the right to reduce the Annual Withdrawal Amount, Withdrawal Benefit Base or Bonus Base per the terms of the rider regarding excess withdrawals, when a Yearly RMD Amount withdrawn from your Contract exceeds your Annual Withdrawal Amount. (See “Withdrawals under RIE” in this Appendix) Notice will be given to Contract Owners before we exercise this right.

For further discussion of some of these considerations, please refer to “TAX CONSIDERATIONS - Impact of Optional Death Benefit and Optional Living Benefit Riders” in the Prospectus to which this Appendix is attached.

APPENDIX K -
Income ON Demand®

The optional living benefit rider known as Income ON Demand (“Income ON Demand” or “Benefit”) was available for all Contracts issued after March 5, 2007 and prior to October 20, 2008 and certain contracts issued after October 20, 2008. The following information applies to your Contract if you elected to participate in Income ON Demand. Income ON Demand is no longer available for sale on new Contracts.

To describe how Income ON Demand works, we use the following definitions:

Income ON Demand Coverage Date:	Your Issue Date if you are at least age 55 at issue, otherwise the first Account Anniversary following your 55th birthday.

Annual Income Amount:	The amount added to your Stored Income Balance on each Account Anniversary beginning on the Income ON Demand Coverage Date; it is equal to 5% of your Income Benefit Base on the date of crediting.

Designated Funds:	The limited investment options you can choose if you are participating in a living benefit.

Stored Income Balance:	The amount you may withdraw at any time after age 59½ without reducing the Benefit.

Income Benefit Base:	The amount used to calculate your Annual Income Amount and your cost for Income ON Demand.

You and Your:
The terms “you” and “your” refer to the oldest Participant or the surviving spouse of the oldest Participant, as described under the sections entitled “Death of Participant Under Income ON Demand with Single-Life Coverage” and “Death of Participant Under Income ON Demand with Joint-Life Coverage.” In the case of a non-natural Participant, these terms refer to the oldest annuitant.

Upon annuitization, Income ON Demand and any elected optional death benefit rider automatically terminate.

Income ON Demand allows you to withdraw a guaranteed amount each year, beginning at age 59½, until the death of any Participant if single-life coverage is elected (or until the death of both the Participant and the Participant's spouse if joint-life coverage is elected), regardless of the investment performance of the Designated Funds, provided that you comply with certain requirements. The amount you can withdraw, in any one year, is based on 5% of your Income Benefit Base. Any amount that you do not withdraw in a given year will be stored in the Stored Income Balance and can be used for later withdrawals. The amount you can withdraw each year can be increased or decreased as described below under “Determining Your Stored Income Balance.”

In addition, if you make no withdrawals during the first 10 Account Years, regardless of your age on the Issue Date, we will credit to your Account Value an amount equal to the excess, if any, of your total Purchase Payments over your then Account Value. If you are participating in Income ON Demand, you may not make Purchase Payments after the first year following your Issue Date. After the first Account Anniversary, any Purchase Payments submitted by a Participant while participating in Income ON Demand will be treated as “Not in Good Order” and returned to the Participant, unless the Participant instructs us to terminate his participation in the rider.

You also have the option of choosing between single-life coverage and joint-life coverage. These options are described in greater detail in this Appendix under “Joint-Life Coverage” and the sections entitled “Death of Participant Under Income ON Demand with Single-Life Coverage” and “Death of Participant Under Income ON Demand with Joint-Life Coverage.”

To participate in Income ON Demand, all of your Account Value must be invested in a Designated Fund at all times during the term of Income ON Demand. (The term of Income ON Demand is for life, unless your Income Benefit Base is reduced to zero or Income ON Demand is terminated or cancelled as described in this Appendix under “Cancellation of Income ON Demand,” “Depleting Your Account Value,” and “Annuitization Under Income ON Demand.”) See “Designated Funds” in the prospectus to which this Appendix is attached.

Determining Your Income Benefit Base

On the Issue Date, we set your Income Benefit Base equal to your initial Purchase Payment. Thereafter, your Income Benefit Base is:

●	decreased following any withdrawals you take prior to becoming age 59½;

●	decreased following any withdrawals you take after becoming age 59½, if such withdrawal is in excess of the Stored Income Balance at the time of the withdrawal;

●	increased by any step-ups as described under “Step-Up Under Income ON Demand” in this Appendix;

●
increased to the extent you exercise your one-time option to use any amount of your Stored Income Balance to increase your Income Benefit Base, as described in this Appendix under “How Income ON Demand Works”; and

●	increased by any subsequent Purchase Payments you make during the first year following the Issue Date.

Determining Your Stored Income Balance

On the Income ON Demand Coverage Date, your Stored Income Balance will equal your Annual Income Amount (i.e., 5% of your Income Benefit Base on that Date). After the initial Stored Income Balance has been set, your Stored Income Balance:

●	increases by 5% of any subsequent Purchase Payments you make during the first year following the Issue Date,

●	increases on each Account Anniversary by the amount of your Annual Income Amount determined on that Anniversary,

●	decreases by the amount of any withdrawals you take, and

●	decreases by the amount you use in exercising your “one-time” option to increase your Income Benefit Base (described below under “How Income ON Demand Works”).

How Income ON Demand Works

Under the terms of Income ON Demand, you can take withdrawals up to the amount of your Stored Income Balance at any time, subject to the terms and conditions discussed below. If your Account Value is reduced to zero, as long as your Income Benefit Base is greater than zero, you will receive an amount equal to your Annual Income Amount every year of your life unless you choose to cancel the Rider. Although your Stored Income Balance will begin accumulating on the Income ON Demand Coverage Date, you may not begin withdrawing your Stored Income Balance until you are (or, for joint-life coverage, the younger spouse is) at least age 59½ without reducing your Income Benefit Base. You can continue to withdraw your Stored Income Balance until your Annuity Commencement Date.

Note that the timing and amount of your withdrawals may significantly decrease your total Income ON Demand Benefit, as described further in this Appendix under “Withdrawals Under Income ON Demand “ and “Tenth-Year Credit.” Note also that investing in any Fund, other than a Designated Fund, will cancel Income ON Demand as described under “Cancellation of Income ON Demand” in this Appendix.

Your Stored Income Balance can be used in two ways. You can withdraw all or a portion of your Stored Income Balance through partial withdrawals, or you can use all or a portion of your Stored Income Balance to effect a “one-time” increase of your Income Benefit Base.

Withdrawals from your Stored Income Balance can be taken at any time after age 59½ without affecting your Income Benefit Base. If, at any time after age 59½ and prior to your Annuity Commencement Date, you make a withdrawal that does not exceed your Stored Income Balance:

●	your Stored Income Balance will be decreased by the amount withdrawn, and

●	the withdrawal will not be subject to surrender charges.

You also have the option to use all or a portion of your Stored Income Balance to increase your Income Benefit Base. This option allows you to increase your future Annual Income Amount. This option may be exercised only once and must occur prior to your Annuity Commencement Date and prior to the later of your tenth Account Anniversary and the Account Anniversary following your 65th birthday. If you choose to use any portion of your Stored Income Balance to increase your Income Benefit Base:

●	your Stored Income Balance will be decreased by the amount used;

●	the amount of Stored Income Balance used will be added to your Income Benefit Base; and

●	your Annual Income Amount will be reset on your next Account Anniversary to equal 5% of the then Income Benefit Base.

After you exercise this “one-time” option, your new Annual Income Amount will be added to your Stored Income Balance on each Account Anniversary, unless and until there is another occurrence (as noted in this section) that changes your Annual Income Amount.

Here is an example of how Income ON Demand works.

Assume that you are age 60 when your Contract is issued with an initial Purchase Payment of $100,000. Assume you elected to participate in Income ON Demand. Your Income Benefit Base is equal to your initial Purchase Payment on your Issue Date. Your Annual Income Amount is $5,000 (5% of your Income Benefit Base). Therefore, $5,000 will be added each year to your Stored Income Balance.

Year	Annual Income Amount		Stored Income Balance
	(Amount Added to Stored Income Balance)		(Cumulative Balance if No Withdrawals Taken)

1	$5,000	→	$5,000
2	$5,000	→	$10,000
3	$5,000	→	$15,000
4	$5,000	→	$20,000
5	$5,000	→	$25,000
6	$5,000	→	$30,000
7	$5,000	→	$35,000
8	$5,000	→	$40,000
9	$5,000	→	$45,000
10	$5,000	→	$50,000

Assume that, immediately prior to your tenth Account Anniversary, you decide to use the full amount of your Stored Income Balance ($50,000) to increase your Income Benefit Base. Your Income Benefit Base will be increased to $150,000. Your Annual Income Amount will be $7,500 (5% of your Income Benefit Base). Therefore $7,500 will be added each year to your Stored Income Balance.

Year	Annual Income Amount		Stored Income Balance
	(Amount Added to Stored Income Balance)		(Cumulative Balance if No Withdrawals Taken)

11	$7,500	→	$7,500
12	$7,500	→	$15,000
13	$7,500	→	$22,500
14	$7,500	→	$30,000
15	$7,500	→	$37,500

Assume instead that you decide to take a lump sum withdrawal of $50,000, thus depleting your Stored Income Balance. Your Income Benefit Base will remain at $100,000. Your Annual Income Amount remains at $5,000 (5% of your Income Benefit Base). Therefore $5,000 will be added each year to your Stored Income Balance.

Year	Annual Income Amount		Stored Income Balance
	(Amount Added to Stored Income Balance)		(Cumulative Balance if No Additional Withdrawals)

11	$5,000	→	$5,000
12	$5,000	→	$10,000
13	$5,000	→	$15,000
14	$5,000	→	$20,000
15	$5,000	→	$25,000

Withdrawals Under Income ON Demand

     Withdrawals After Age 59½

Starting at age 59½, you may take annual withdrawals up to your Stored Income Balance without affecting your benefits under Income ON Demand. These withdrawals will reduce your Stored Income Balance by the full amount of the withdrawal, but will not change your Income Benefit Base. Withdrawals taken after you reach age 59½ are subject to withdrawal charges only to the extent they are in excess of the greatest of:

●	the free withdrawal amount permitted under your Contract,

●	your Stored Income Balance, or

●	your yearly Required Minimum Distribution Amount (subject to conditions discussed in this Appendix under “Certain Tax Considerations”).

Here is an example of a partial withdrawal that does not exceed your Stored Income Balance.

Using the facts of the first example, assume that, immediately prior to your tenth Account Anniversary, you decide to take a lump sum withdrawal of $30,000 from the $50,000 in your Stored Income Balance, thus reducing your Stored Income Balance to $20,000. Your Income Benefit Base will remain at $100,000. Your Annual Income Amount will remain at $5,000 (5% of your Income Benefit Base). Therefore $5,000 will be added each year to your Stored Income Balance.

Year	Annual Income Amount		Stored Income Balance
	(Amount Added to Stored Income Balance)		(Cumulative Balance if No Additional Withdrawals)

11	$5,000	→	$25,000
12	$5,000	→	$30,000
13	$5,000	→	$35,000
14	$5,000	→	$40,000
15	$5,000	→	$45,000

     Excess Withdrawals

If you take a withdrawal that exceeds your Stored Income Balance (or your Required Minimum Distribution Amount, if higher), your Income Benefit Base will be reset to equal the lesser of:

●	the Income Benefit Base prior to the withdrawal reduced by the amount of the withdrawal in excess of the Stored Income Balance (or your yearly Required Minimum Distribution Amount, if higher), and

●	the Account Value after the withdrawal.

Your Annual Income Amount will be recalculated based on the reduced Income Benefit Base. Here is an example of a withdrawal that exceeds your Stored Income Balance, thus reducing future Annual Income Amounts even if the market has performed well.

Using the facts of the first example, assume that, immediately prior to your tenth Account Anniversary, you decide to take a lump sum payment of $60,000 thus exceeding your Stored Income Balance of $50,000. Assume also that your Account Value immediately prior to the withdrawal is $120,000. Your Income Benefit Base will be reset to the lesser of (a) your old Income Benefit Base reduced by the excess of your withdrawal over the Stored Income Balance [$100,000 – ($60,000 - $50,000) = $90,000)] or (b) your new Account Value after the withdrawal ($120,000 - $60,000 = $60,000) or $60,000. Your new Annual Income Amount will be $3,000 (5% of your Income Benefit Base). Therefore $3,000 will be added each year to your Stored Income Balance.

Year	Annual Income Amount		Stored Income Balance
	(Amount Added to Stored Income Balance)		(Cumulative Balance if No Additional Withdrawals)

11	$3,000	→	$3,000
12	$3,000	→	$6,000
13	$3,000	→	$9,000
14	$3,000	→	$12,000
15	$3,000	→	$15,000

Excess withdrawals taken in a down market could even more severely reduce your benefits under Income ON Demand. Here is an example of an excess withdrawal taken after the investment performance of the Designated Funds has reduced your Account Value:

Using the facts of the preceding example, assume that your Account Value immediately prior to the withdrawal is $80,000. Your Income Benefit Base will be reset to equal the lesser of (a) your previous Income Benefit Base reduced by the excess of your withdrawal over the Stored Income Balance [$100,000 – ($60,000 - $50,000) = $90,000)] and (b) your Account Value immediately after the withdrawal ($80,000 - $60,000 = $20,000) or $20,000. Your new Annual Income Amount will be $1,000 (5% of your Income Benefit Base). Therefore, only $1,000 will be added each year to your Stored Income Balance.

Year	Annual Income Amount		Stored Income Balance
	(Amount Added to Stored Income Balance)		(Cumulative Balance if No Additional Withdrawals)

11	$1,000	→	$1,000
12	$1,000	→	$2,000
13	$1,000	→	$3,000
14	$1,000	→	$4,000
15	$1,000	→	$5,000

     Withdrawals Prior to Age 59½ (Early Withdrawals)

All withdrawals taken before age 59½, including any “free withdrawal amounts,” will be considered “early withdrawals” and the Income Benefit Base will be reset to equal the lesser of:

●	the Income Benefit Base prior to the withdrawal reduced by the amount of the withdrawal in excess of the Stored Income Balance (or your yearly Required Minimum Distribution Amount, if higher), and

●	the Account Value after the withdrawal.

Your Annual Income Amount will be recalculated based on the reduced Income Benefit Base.

In addition, withdrawals prior to age 59½ will also be subject to withdrawal charges, to the extent such withdrawals are in excess of the “free withdrawal amount” permitted under your Contract. Early withdrawals could severely reduce (or even exhaust) your benefits under Income ON Demand. Here is an example of an early withdrawal taken after the investment performance of the Designated Funds has reduced your Account Value.

Assume that you are age 50 when your Contract is issued with an initial Purchase Payment of $100,000 and that you elected to participate in Income ON Demand. Your Income Benefit Base is set equal to your initial Purchase Payment on your Issue Date ($100,000), but benefits under Income ON Demand do not begin to accrue until the first Account Anniversary after your 55th birthday (your Income ON Demand Coverage Date). Assume also that poor investment performance of your underlying funds has reduced your Account Value to $85,000 by the end of your second Account Year. At that time, you decide to withdraw $5,000, further reducing your Account Value to $80,000. Your Income Benefit Base will be reset to $80,000 which is the lesser of (1) your previous Income Benefit Base reduced by the amount of the withdrawal in excess of the Stored Income Balance ($100,000 - $5,000 = $95,000) and (2) your Account Value immediately after the withdrawal ($85,000 - $5,000 = $80,000). Assuming you take no additional withdrawals prior to your Income ON Demand Coverage Date, your Annual Income Amount will be $4,000 (5% of your Income Benefit Base.)

Year	Income Benefit Base	Annual Income Amount		Stored Income Balance
	(beginning of Account Year)	(Amount Added to Stored Income Balance)		(Cumulative Balance if No Withdrawals Taken)

1	$100,000	$0	→	$0
2	$100,000	$0	→	$0
3	$80,000	$0	→	$0
4	$80,000	$0	→	$0
5	$80,000	$0	→	$0
6	$80,000	$4,000	→	$4,000
7	$80,000	$4,000	→	$8,000
8	$80,000	$4,000	→	$12,000
9	$80,000	$4,000	→	$16,000
10	$80,000	$4,000	→	$20,000

In addition to reducing your benefits under Income ON Demand, any withdrawal before age 59½ could have adverse tax consequences. You should consult a qualified tax professional for more information.

     Depleting Your Account Value

If your Account Value is reduced to zero as a result of an “excess withdrawal” or an “early withdrawal” (as described above), your Stored Income Balance and your Income Benefit Base will both be reduced to zero. Therefore, your Contract, as well as Income ON Demand, will end.

If, on the other hand, your Account Value is reduced to zero through any combination of poor investment performance of the Designated Funds, Contract charges, and withdrawals other than excess or early withdrawals, your Income Benefit Base will not be reduced. Your Contract will therefore end, but Income ON Demand will continue.  That is to say, regardless of your age on the day the Account Value is reduced to zero, you will be entitled to receive annual payments. These payments will be equal to 5% of the amount of your Income Benefit Base, as determined on that day and increased (if you choose) by any remaining Stored Income Balance as described below. These payments will begin on the first Account Anniversary after your Account Value goes to zero and continue for as long as you live. If you elected joint-life coverage, the payments will continue until the death of both you and your spouse as described in this Appendix under “Death of Participant Under Income ON Demand with Joint-Life Coverage.” If you have any remaining Stored Income Balance on the day your Account Value is reduced to zero, you will be notified that, before you begin to receive your “annual lifetime payments,” you must deplete your Stored Income Balance by:

(a)	taking a lump sum withdrawal of your remaining Stored Income Balance,

(b)
using the remaining amount of your Stored Income Balance to increase your Income Benefit Base (and thus the amount of your “annual lifetime payments”), if you have not already exercised this one-time option as described in this Appendix under “How Income ON Demand Works,” or

(c)	using a combination of (a) and (b).

Because the Contract has ended, a lump sum withdrawal will not be subject to any withdrawal charges. You should be aware, however, that a lump sum withdrawal could be subject to certain tax consequences. You should consult a qualified tax professional for more information.

Cost of Income ON Demand

If you elected Income ON Demand, we will deduct a quarterly fee from your Account Value (“Income ON Demand Fee”). The Income ON Demand Fee will be taken as a specific deduction from your Account Value on the last valuation day of each Account Quarter. The Fee will be a percentage of your Income Benefit Base. This percentage rate will equal 0.1625% of your Income Benefit Base on the last day of the Account Quarter, if you elected single-life coverage (0.2125% for joint-life coverage). The maximum Income ON Demand Fee you can pay in any one Account Year is equal to 0.65% of the highest Income ON Demand Benefit Base at any point in that Account Year, if you elected single-life coverage (0.85% for joint-life coverage).

Your Income ON Demand Fee will not change during an Account Year, unless you take one of three specific actions:

●	If you make an additional Purchase Payment during your first Account Year, you will increase your Income Benefit Base and thus your Income ON Demand Fee.

●	If you take advantage of the one-time option to use all or a portion of your Stored Income Balance to increase your Income Benefit Base and thus your Income ON Demand Fee.

●	If you make a withdrawal prior to age 59½ or a withdrawal in excess of your Stored Income Balance, you will decrease your Income Benefit Base and thus your Income ON Demand Fee.

The investment performance of the Designated Funds will not affect your Income ON Demand Fee during an Account Year. However, as stated in this Appendix under “Step-Up Under Income ON Demand,” favorable investment performance may cause the Income Benefit Base to increase on an Account Anniversary. That would also increase your Income ON Demand Fee.

We will continue to deduct the Income ON Demand Fee until you annuitize your Contract, your Account Value reduces to zero, or your Income ON Demand Benefit is cancelled as described under “Cancellation of Income ON Demand” in this Appendix.

Tenth-Year Credit

If you make no withdrawals during your first ten Account Years, on your tenth Account Anniversary, we will credit your Account Value with an amount equal to the excess, if any, of your total Purchase Payments over your then Account Value. Your Income Benefit Base will not change. This tenth-year credit will be allocated to the Designated Fund in which you are invested at the time.

Step-Up Under Income ON Demand

Regardless of your age on the Issue Date, on each Account Anniversary prior to your maximum Annuity Commencement Date, we will automatically step-up your Income Benefit Base, provided that you satisfy certain requirements. First, you must meet eligibility requirements:

●
Your Account Value less your Stored Income Balance must equal no more than $5,000,000. (For purposes of determining the $5,000,000 limit, we reserve the right, in our sole discretion, to aggregate your Account Value with the account values of all other variable annuity contracts you own issued by Sun Life Assurance Company of Canada (U.S.) or its affiliates.)

●
Your Account Value less your Stored Income Balance must be greater than your current Income Benefit Base. (If you have not yet reached your Income ON Demand Coverage Date and therefore do not yet have a Stored Income Balance, your Account Value must only be greater than your current Income Benefit Base.)

If you satisfy the eligibility requirements, we then consider whether market conditions have caused us to increase the percentage rate used to calculate the Income ON Demand Fee on newly issued Contracts. If we are no longer issuing Contracts with the Income ON Demand rider then the percentage rate we use to calculate your Income ON Demand Fee will be set based upon current market conditions at that time. Significant changes in stock market prices, interest rate fluctuations, and competitive industry trends are among the market conditions we consider in whether to change the fee.

●
If we have not had to increase the percentage rate as described above, the percentage rate we use to calculate your Income ON Demand Fee will remain unchanged and we will automatically step-up your Income Benefit Base.

●
If we have had to increase the percentage rate as described above, we offer you the opportunity to step-up at the higher percentage rate. In this case, your written consent is required to accept the higher percentage rate used to calculate your Income ON Demand Fee and step-up Income ON Demand.  If you do not consent to the step-up and higher percentage, the step-up will not be implemented and all subsequent step-ups under Income ON Demand will also be suspended. You may thereafter submit an election form to us, however, in order to consent to the then-applicable percentage rate and thus reactivate subsequent automatic step-ups.

At the time of step-up, the step-up will increase your Income Benefit Base to an amount equal to your Account Value less your Stored Income Balance. After the step-up, your Annual Income Amount will be 5% of your new Income Benefit Base.

Joint-Life Coverage

On the Issue Date, you had the option of electing Income ON Demand with single-life coverage or, for a higher Income ON Demand Fee, with joint-life coverage. Once you make the election, you cannot switch between joint-life and single-life coverage, regardless of any change in life events.  Joint-life coverage is not available if you are unmarried on the Issue Date.

Joint-life coverage can be elected on an individually-owned Contract or on a co-owned Contract.  On an individually-owned Contract, joint-life coverage is available only if your spouse is the sole beneficiary on the Issue Date and remains the sole beneficiary while Income ON Demand is in effect. On a co-owned Contract, joint-life coverage is available only if you and your spouse are the only co-owners on the Issue Date and remain so while Income ON Demand is in effect. Whereas single-life coverage provides an Annual Income Amount only until any Participant dies, joint-life coverage provides an Annual Income Amount for as long as either you or your spouse is alive. Note that, for joint-life coverage to continue after the death of any Participant, the surviving spouse must elect to continue the contract through the “Spousal Continuance” provision.  See also “Death of Participant Under Income ON Demand with Joint-Life Coverage” in this Appendix.

If you have elected joint-life coverage, the Income On Demand Coverage Date will be your Issue Date if the younger spouse is at least age 55 on the Issue Date, and will be the first Account Anniversary after the younger spouse attains (or would have attained) age 55 if the younger spouse is less than age 55 on the Issue Date.  (For purposes of joint-life coverage, the younger spouse refers to the person who was the younger spouse on the Issue date, even if that person has died or is no longer married to the person who was his or her spouse on the Issue Date.)  On the Income On Demand Coverage Date, your Annual Income Amount will be calculated and begin accumulating. If withdrawals of the Stored Income Balance are taken before the date the younger spouse attains (or would have attained) age 59½, the withdrawal will be considered an “early withdrawal,” and the Income Benefit Base will be reduced.

The two spouses on the Issue Date are the only two people covered under the joint-life feature.  If a Participant remarries, the new spouse is not covered under the joint-life feature.  Therefore, if the spouse on the Issue Date is no longer your spouse, the Income ON Demand benefits continue for your life and, when you die, annual withdrawals are no longer available.  Note that, when you elect joint-life coverage, you also elect the higher joint-life fee. That fee will not change as long as Income ON Demand is in effect, regardless of any change in life events.

If one spouse is significantly younger than the other spouse, you should carefully consider whether joint-life coverage is an appropriate choice in light of the possibly long waiting period before the benefit begins to store income and in light of the higher fee for joint-life coverage.

Joint-life coverage may not be available on all Contracts.

Cancellation of Income ON Demand

Should you decide that Income ON Demand is no longer appropriate for you, you may cancel it at any time. Upon cancellation, all benefits and charges under Income ON Demand shall cease. Once cancelled, the Rider cannot be reinstated.

Although transfers among the Designated Funds are permitted as described under “Transfer Privilege,” Income ON Demand will be cancelled automatically:

●	if any Purchase Payment is allocated to an investment option other than a Designated Fund; or

●	if any portion of Account Value maintained in a Designated Fund is transferred into an investment option other than a Designated Fund.

A change of ownership of the Contract may also cancel Income ON Demand.

Death of Participant Under Income ON Demand with Single-Life Coverage

If you selected single-life coverage, Income ON Demand terminates on the death of any Participant and the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract. Alternately, the Beneficiary may elect to receive the Stored Income Balance. If your surviving spouse is the sole Beneficiary and elects to continue the Contract, your spouse has the additional option of electing to participate in a new Income ON Demand Rider on the original Contract (assuming that at the time of such election, Income ON Demand is available to new Participants and your surviving spouse meets certain eligibility requirements). If the surviving spouse makes such election:

●	the new Account Value will be the greater of the Stored Income Balance on the original Contract or the Death Benefit;

●	the new Income ON Demand Fee will be set by us based on market conditions at the time and may be higher than the current Income ON Demand Fee;

●	the new Income Benefit Base will be equal to the Account Value after any Death Benefit has been credited; and

●	the new Stored Income Balance will be reset to zero.

Death of Participant Under Income ON Demand with Joint-Life Coverage

If the surviving spouse on the Death Benefit Date was not the spouse of a Participant on the original Contract’s Issue Date, then this section does not apply, even if joint-life coverage was elected.  In such case, if a Participant dies while participating in Income ON Demand, the provisions of the section in this Appendix titled “Death of Participant Under Income ON Demand with Single-Life Coverage” will apply.

If you purchased joint-life coverage and one of the Participants dies, Income ON Demand will continue, provided that the surviving spouse, as the sole beneficiary, continues the Contract. In such case:

●	the new Account Value will be equal to the Death Benefit;

●	the Stored Income Balance will remain unchanged;

●	the Income Benefit Base will remain unchanged until the next Account Anniversary when a step-up could apply due to an increase in Account Value (see “Step-Up Under Income ON Demand” in this Appendix);

●	on each Account Anniversary, the Annual Income Amount will be equal to the Income Benefit Base multiplied by 5%; and

●	the Income ON Demand fee for the joint-life coverage option will continue for the surviving spouse as it was immediately prior to the death of the Participant.

At the death of the surviving spouse, the Contract, including Income ON Demand, terminates.

If you purchased joint life coverage and the deceased Participant's surviving spouse does not continue the Contract, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Annuitization Under Income ON Demand

Under the terms of Income ON Demand, if your Account Value is greater than zero on your maximum Annuity Commencement Date, you may elect to:

(1)	surrender your Contract and receive your Cash Surrender Value (or your Stored Income Balance, if greater),

(2)	annuitize your Account Value under one of the then currently available Annuity Options, or

(3)
(a) receive any remaining Stored Income Balance in a single sum and (b) annuitize your remaining Account Value as a single-life annuity (or a joint-life annuity, if joint-life coverage was elected at issue and you are still eligible to receive it) with an annualized annuity payment of not less than 5% of your then current Income Benefit Base.

If you make no election, we will default your choice to option 3.

If your Account Value has been reduced to zero (other than as a result of an “early withdrawal” or an “excess withdrawal”), and your Income Benefit Base is greater than zero on or before your maximum Annuity Commencement Date, you will receive your full Annual Income Amount each year until you die. For a more complete discussion of this, see “Depleting Your Account Value” in this Appendix.

Certain Tax Considerations

Certain tax considerations may be important to you in connection with a living benefit, such as Income ON Demand. When you elect to participate in Income ON Demand, you may withdraw annual amounts up to the Yearly RMD Amount without affecting your benefits under Income ON Demand, subject to the conditions stated below. In the event that your Yearly RMD Amount attributable to your Contract is greater than your Stored Income Balance, we are currently waiving the withdrawal provisions under Income ON Demand as follows. If you withdraw all or a portion of your Qualified Contract's Yearly RMD Amount from the Contract while participating in Income ON Demand, we reduce your Account Value and your Stored Income Balance, dollar for dollar, by the amount of the withdrawal to a value not less than zero. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than your Stored Income Balance. In other words, if a Yearly RMD Amount exceeds your Stored Income Balance, we will reduce your Stored Income Balance, but we will not reduce your Income Benefit Base, provided that:

●
you withdraw your Qualified Contract's first Yearly RMD Amount in the calendar year you attain age 70½ rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

●	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Account Year, more than one calendar year's Yearly RMD Amount.

If there is any change to the current Code or IRS rules governing the timing or determination of RMD Amounts (including, but not limited to, amendments to the current IRS regulations or the issuance of IRS guidance), we reserve the right, in our sole discretion, to reduce your Stored Income Balance and your Income Benefit Base, or both of these amounts, per the terms of the Income ON Demand Rider regarding excess withdrawals (see “Withdrawals Under Income ON Demand”), when a Yearly RMD Amount withdrawn from your Contract exceeds your Stored Income Balance. Notice will be given to Contract Owners before we exercise this right.

For further discussion of some of these considerations, please refer to “TAX CONSIDERATIONS - Impact of Optional Death Benefit and Optional Living Benefit Riders” in the Prospectus to which this Appendix is attached.

APPENDIX L -
Income ON Demand® II

The optional living benefit rider known as Income ON Demand II (“IOD II”) was available for Contracts issued after October 20, 2008 and prior to February 17, 2009. The following information applies to your Contract if you elected to participate in IOD II. IOD II is no longer available for sale on new Contracts.

To describe how IOD II works, we use the following definitions:

Annual Income Amount:	The amount added to your Stored Income Balance on each Account Anniversary during your Stored Income Period. It is equal to 5% of your Income Benefit Base on the date of crediting.

Designated Funds:	The limited investment options you can choose if you are participating in a living benefit.

Early Withdrawal:	Any withdrawal taken prior to your First Withdrawal Date.

Excess Withdrawal:	Any withdrawal taken after your First Withdrawal Date that exceeds your Stored Income Balance (or your Required Minimum Distribution Amount, if greater).

Fee Base:	The amount used to calculate your cost for IOD II.

First Withdrawal Date:	Your Issue Date if you are at least age 59 at issue, otherwise the first Account Anniversary after you attain age 59.

Income Benefit Base:	The amount used to calculate your Annual Income Amount for IOD II.

Stored Income Balance:	The amount you may withdraw at any time after your First Withdrawal Date without reducing your benefits under IOD II.

Stored Income Period:	A period beginning on your Issue Date if you are at least age 50 at issue, otherwise the first Account Anniversary following your 50th birthday, ending on your Annuity Commencement Date.

You and Your:
The terms “you” and “your” refer to the oldest living Participant or the surviving spouse of the oldest Participant, as described under the sections entitled “Death of Participant Under IOD II with Single-Life Coverage” and “Death of Participant Under IOD II with Joint-Life Coverage.” In the case of a non-natural Participant, these terms refer to the oldest living annuitant.

Upon annuitization, IOD II and any elected optional death benefit rider automatically terminate.

IOD II allows you to withdraw a guaranteed amount each year, beginning after your First Withdrawal Date, until the death of any Participant if single-life coverage is elected (or until the death of both the Participant and the Participant's spouse if joint-life coverage is elected), regardless of the investment performance of the Designated Funds, provided that you comply with certain requirements. The amount you can withdraw, in any one year, is based on 5% of your Income Benefit Base. Any amount that you do not withdraw in a given Account Year will remain in the Stored Income Balance and can be used later.

If you are participating in IOD II, you may not make Purchase Payments after the first year following your Issue Date. After the first Account Anniversary, any Purchase Payments submitted by a Participant while participating in IOD II will be returned to the Participant, unless the Participant instructs us to terminate participation in IOD II.

To participate in IOD II, all of your Account Value must be invested only in Designated Funds at all times during the term of IOD II. (The term of IOD II is for life, unless your Income Benefit Base is reduced to zero or your benefits under IOD II are terminated or cancelled as described in this Appendix under “Cancellation of IOD II,” “Depleting Your Account Value,” and “Annuitization Under IOD II.”) The only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as Designated Funds are shown in the section entitled “Designated Funds” in the prospectus to which this Appendix is attached.

You also have the option of choosing between single-life coverage and joint-life coverage. These options are described in greater detail in this Appendix under “Joint-Life Coverage” and the sections entitled “Death of Participant Under IOD II with Single-Life Coverage” and “Death of Participant Under IOD II with Joint-Life Coverage.”

Determining Your Income Benefit Base

On the Issue Date, we set your Income Benefit Base equal to your initial Purchase Payment. Thereafter, your Income Benefit Base is:

●	increased on each Account Anniversary by any step-ups as described under “Step-Up Under IOD II” in this Appendix;

●
increased to the extent that you exercise your one-time option to use any amount of your Stored Income Balance to increase your Income Benefit Base, as described under “How IOD II Works” in this Appendix;

●	increased by any subsequent Purchase Payments you make during the first year following the Issue Date;

●	decreased following any Early Withdrawals you take, as described under “Early Withdrawals” in this Appendix; and

●	decreased following any Excess Withdrawals you take, as described under “Excess Withdrawals” in this Appendix.

Determining Your Stored Income Balance

At the beginning of the Stored Income Period, your Stored Income Balance will equal your Annual Income Amount (i.e., 5% of your Income Benefit Base on that Date). Thereafter, your Stored Income Balance is:

●	increased by 5% of any subsequent Purchase Payments you make during the first year following the Issue Date;

●	increased on each Account Anniversary by your Annual Income Amount determined on that Anniversary;

●	decreased by the amount of any withdrawals you take, on or after your First Withdrawal Date, up to the amount of your Stored Income Balance;

●	decreased to $0 if you take an Excess Withdrawal;

●	decreased in proportion to the change in your Account Value if you take an Early Withdrawal; and

●	decreased by the amount you use in exercising your one-time option to increase your Income Benefit Base (described under “How IOD II Works”).

How IOD II Works

Under the terms of IOD II, you can take withdrawals up to the amount of your Stored Income Balance beginning on your First Withdrawal Date, subject to the terms and conditions discussed below. You can use all or a portion of your Stored Income Balance to effect a one-time increase of your Income Benefit Base prior to your Annuity Commencement Date. If your Account Value is reduced to zero, and your Income Benefit Base is greater than zero, you will receive an amount equal to your Annual Income Amount every year of your life unless you choose to cancel IOD II.

Withdrawals from your Stored Income Balance can be taken at any time beginning on your First Withdrawal Date and prior to your Annuity Commencement Date without affecting your Income Benefit Base. If, beginning on your First Withdrawal Date, you make a withdrawal that does not exceed your Stored Income Balance:

●	your Stored Income Balance will be decreased by the amount withdrawn; and

●	the withdrawal will not be subject to withdrawal charges.

You also have the option to use all or a portion of your Stored Income Balance to increase your Income Benefit Base. This option allows you to increase your future Annual Income Amount. While your Contract is in force, you may exercise this option only once and you must do so prior to your Annuity Commencement Date. If you choose to use any portion of your Stored Income Balance to increase your Income Benefit Base:

●	your Stored Income Balance will be decreased by the amount used;

●	the amount of your Stored Income Balance used will be added to your Income Benefit Base; and

●	your new Annual Income Amount on your next Account Anniversary will equal 5% of your new Income Benefit Base.

Here is an example of how IOD II works:

Assume that you are age 60 when your Contract is issued with an initial Purchase Payment of $100,000. Assume you elect to participate in IOD II with single-life coverage and investment performance of the Designated Funds is neutral over the years. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment on your Issue Date. Your Annual Income Amount is $5,000 (5% of your Income Benefit Base). Therefore, $5,000 will be added each year to your Stored Income Balance. Values shown are as of the beginning of the Account Year.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance

1	$100,000	$100,000	$5,000	$0	$5,000
2	$100,000	$100,000	$5,000	$0	$10,000
3	$100,000	$100,000	$5,000	$0	$15,000
4	$100,000	$100,000	$5,000	$0	$20,000

During your fifth Account Year, you use the full amount of your Stored Income Balance ($25,000) to increase your Income Benefit Base. On your next Account Anniversary, your Income Benefit Base will be increased to $125,000 and your Annual Income Amount will be $6,250 (5% of your Income Benefit Base). Therefore $6,250 will be added each year to your Stored Income Balance unless your Annual Income Amount changes.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance

5	$100,000	$100,000	$5,000	$0	$25,000
6	$100,000	$125,000	$6,250	$0	$6,250
7	$100,000	$125,000	$6,250	$0	$12,500
8	$100,000	$125,000	$6,250	$0	$18,750

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Assume instead that, during your fifth Account Year, you take a withdrawal of $25,000, thereby reducing your Stored Income Balance to $0. On your next Account Anniversary your Income Benefit Base will remain at $100,000 and your Annual Income Amount remains at $5,000 (5% of your Income Benefit Base). Therefore $5,000 will be added each year to your Stored Income Balance unless your Annual Income Amount changes.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance

5	$100,000	$100,000	$5,000	$25,000	$0
6	$75,000	$100,000	$5,000	$0	$5,000
7	$75,000	$100,000	$5,000	$0	$10,000
8	$75,000	$100,000	$5,000	$0	$15,000

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Early Withdrawals and Excess Withdrawals may significantly decrease your benefits under IOD II, as described further in this Appendix under “Withdrawals Under IOD II.” Even if your Stored Income Period has begun, withdrawals prior to your First Withdrawal Date are considered Early Withdrawals. Investing in any Fund, other than a Designated Fund, will cancel IOD II as described under “Cancellation of IOD II” in this Appendix.

Withdrawals Under IOD II

     Withdrawals After Your First Withdrawal Date

Starting on your First Withdrawal Date and continuing to your Annuity Commencement Date you may take annual withdrawals up to your Stored Income Balance without affecting your benefits under IOD II. These withdrawals will reduce your Stored Income Balance by the full amount of the withdrawal, but will not change your Income Benefit Base. This is shown in the example above.

Withdrawals taken after your First Withdrawal Date and during the withdrawal charge period permitted under your Contract are subject to withdrawal charges only to the extent they are in excess of the greatest of:

●	the free withdrawal amount permitted under your Contract;

●	your Stored Income Balance; or

●	your Yearly Required Minimum Distribution Amount (subject to conditions discussed in this Appendix under “Certain Tax Considerations”).

     Excess Withdrawals

If you take an Excess Withdrawal, your Income Benefit Base will be reduced according to the following formula:

Your new Income Benefit Base =	IBB x	(	AV – WD	)
AV – SB

Where:
	IBB =	Your Income Benefit Base immediately prior to the Excess Withdrawal.

	WD =	The amount of the Excess Withdrawal.

	SB =	Your Stored Income Balance (or your Required Minimum Distribution Amount, if greater) immediately prior to the Excess Withdrawal.

	AV =	Your Account Value immediately prior to the Excess Withdrawal.

Your Annual Income Amount will be recalculated based on the reduced Income Benefit Base. Here is an example of an Excess Withdrawal.

Using the same facts as the previous example, assume that in your fifth Account Year you take a withdrawal of $50,000, exceeding your Stored Income Balance. Assume that, due to poor investment performance during the fifth Account Year, your Account Value was $90,000 immediately prior to the withdrawal. Your Income Benefit Base will be reduced to $61,538 as shown below.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance

5	$100,000	$100,000	$5,000	$50,000	$0
6	$40,000	$61,538	$3,077	$0	$3,077
7	$40,000	$61,538	$3,077	$0	$6,154
8	$40,000	$61,538	$3,077	$0	$9,231

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Your new Income Benefit Base	=	$100,000 x	($90,000 – $50,000)	= $61,538
$90,000 – $25,000

Excess Withdrawals taken in a down market could severely reduce your benefits under IOD II.

    Early Withdrawals

All withdrawals taken before your First Withdrawal Date, including any “free withdrawal amounts” permitted under your Contract, will be considered Early Withdrawals and the Income Benefit Base and the Stored Income Balance will be reduced using the following formulae:

Your new Income Benefit Base =	IBB x	(	AV - WD	)
AV

Your new Stored Income Balance =	SB x	(	AV - WD	)
AV

Where:
	IBB =	Your Income Benefit Base immediately prior to the Early Withdrawal.

	SB =	Your Stored Income Balance immediately prior to the Early Withdrawal.

	WD =	The amount of the Early Withdrawal.

	AV =	Your Account Value immediately prior to the Early Withdrawal.

Your future Annual Income Amount will be recalculated based on the reduced Income Benefit Base.

In addition, Early Withdrawals will also be subject to withdrawal charges, to the extent that such withdrawals are in excess of the “free withdrawal amount” permitted under your Contract. Early Withdrawals could severely reduce your benefits under IOD II.

In addition to reducing your benefits under IOD II, any withdrawal before age 59½ could have adverse tax consequences. You should consult a qualified tax professional for more information.

     Depleting Your Account Value

If your Account Value is reduced to zero as a result of an Early Withdrawal or an Excess Withdrawal (as described above), your Stored Income Balance and your Income Benefit Base will both be reduced to zero. Therefore, your Contract, as well as your benefits under IOD II will end.

If your Account Value is reduced to zero through any combination of poor investment performance of the Designated Funds, Contract charges, and withdrawals other than Excess Withdrawals or Early Withdrawals, your Income Benefit Base will not be reduced. Your Contract will end. You will be entitled to receive annual payments equal to 5% of the amount of your Income Benefit Base. Prior to determining your annual payments, you may increase your Income Benefit Base by any remaining Stored Income Balance as described below. These payments will continue for as long as you live. If you elected joint-life coverage, the payments will continue as long as either you or your spouse are alive as described in this Appendix under “Death of Participant Under IOD II with Joint-Life Coverage.” If you have any remaining Stored Income Balance on the day your Account Value is reduced to zero, you will be notified that, before you begin to receive your “annual lifetime payments,” you must deplete your Stored Income Balance by:

(a)	withdrawing your remaining Stored Income Balance;

(b)	applying the remaining amount of your Stored Income Balance to increase your Income Benefit Base (and thus the amount of your “annual lifetime payments”); or

(c)	using a combination of (a) and (b).

Because the Contract has ended, the amount of these annual lifetime payments will not change and they will not be subject to any withdrawal charges. You should be aware, however, that they could be subject to certain tax consequences. You should consult a qualified tax professional for more information.

Cost of IOD II

If you elected IOD II, we will deduct a quarterly fee from your Account Value (“IOD II Fee”). The IOD II Fee will be taken as a specific deduction from your Account Value on the last valuation day of each Account Quarter and will equal 0.1625 % of your Fee Base on that day, if you elected single-life coverage (0.2125% for joint-life coverage). On an annual basis, the IOD II Fee is equal to 0.65% of your Fee Base if you elected single-life coverage (0.85% for joint-life coverage). We reserve the right to increase the percentage rate used to calculate the IOD II Fee on newly issued Contracts.

During the first Account Year, your Fee Base is equal to your Income Benefit Base. On each Account Anniversary, the Fee Base is recalculated. Your new Fee Base will be reset to equal your Income Benefit Base plus your Stored Income Balance (if any) less your Annual Income Amount for that year if this recalculated amount is higher than your current Fee Base. In the event that the recalculated amount is not greater than your current Fee Base, we will continue to calculate your IOD II Fee based upon your current Fee Base until, at least, your next Account Anniversary. Note that, although your IOD II Fee may increase, it will never decrease.

For the most part, we calculate your Fee Base only on your Account Anniversary. However, we will recalculate your Fee Base between Account Anniversaries, if you take an Early Withdrawal or Excess Withdrawal or make additional Purchase Payments during your first Account Year.

If you take an Excess Withdrawal during your Stored Income Period, your Fee Base will be decreased by the following formula:

Your new Fee Base =	Fee Base x	(	AV - WD	)
AV - SB

If you take an Early Withdrawal, your Fee Base will be decreased by the following formula:

Your new Fee Base =	Fee Base x	(	AV - WD	)
AV

Where:
	Fee Base =	Your Fee Base immediately prior to the Early/Excess Withdrawal.

	WD =	The amount of the Early/Excess Withdrawal.

	SB =	Your Stored Income Balance (if any) immediately prior to the Excess Withdrawal.

	AV =	Your Account Value immediately prior to the Early/Excess Withdrawal.

Any additional Purchase Payment you make during your first Account Year will increase your Income Benefit Base as described in this Appendix under “Determining Your Income Benefit Base.” Therefore, your Fee Base will increase by any additional Purchase Payments made.

Here is an example of how we calculate your Fee Base:

Assume that you are age 60 when your Contract is issued with an initial Purchase Payment of $100,000. Assume you elected to participate in IOD II with single-life coverage and investment performance of the Designated Funds is neutral over the years. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment on your Issue Date. At issue, your Annual Income Amount is $5,000 (5% of your Income Benefit Base). Values are shown as of the beginning of the Account Year.

During the Stored Income Period, the Fee Base is reset at the beginning of the Contract Year to equal your Income Benefit Base plus your Stored Income Balance less your Annual Income Amount, if that amount is greater than the previous Fee Base. For example, in Contract Year 4, the Fee Base is set equal to the Income Benefit Base ($100,000) plus the Stored Income Balance ($20,000) less your Annual Income Amount ($5,000) if that amount ($115,000) is greater than the previous Fee Base ($110,000).

Year	Income Benefit Base	Annual Income Amount	Stored Income Balance			Fee Base
			Beginning of year	Withdrawal Amount	End of year
1	$100,000	$5,000	$5,000	$0	$5,000	$100,000
2	$100,000	$5,000	$10,000	$0	$10,000	$105,000
3	$100,000	$5,000	$15,000	$0	$15,000	$110,000
4	$100,000	$5,000	$20,000	$0	$20,000	$115,000

Assume, instead, that in your fourth Account Year you take a $20,000 withdrawal. At the beginning of your fifth Account Year, your Income Benefit Base ($100,000) plus your Stored Income Balance ($5,000) less your Annual Income Amount ($5,000) is less than the current Fee Base ($115,000), so there is no change to the Fee Base, as shown below.

Year	Income Benefit Base	Annual Income Amount	Stored Income Balance			Fee Base
			Beginning of year	Withdrawal Amount	End of year
4	$100,000	$5,000	$20,000	$20,000	$0	$115,000
5	$100,000	$5,000	$5,000	$0	$5,000	$115,000
6	$100,000	$5,000	$10,000	$0	$10,000	$115,000
7	$100,000	$5,000	$15,000	$0	$15,000	$115,000
8	$100,000	$5,000	$20,000	$0	$20,000	$115,000
9	$100,000	$5,000	$25,000	$0	$25,000	$120,000

On each Account Anniversary thereafter, your Fee Base is recalculated and reset if necessary.

Your IOD II Fee will not change during an Account Year, unless you take one of two specific actions:

●	If you make an additional Purchase Payment during your first Account Year, you will increase your Fee Base and thus your IOD II Fee.

●	If you make an Early Withdrawal or an Excess Withdrawal, you will decrease your Fee Base and thus your IOD II Fee.

In addition, on your Account Anniversary, the IOD II Fee may also change if we increase the percentage used to calculate the IOD II Fee as described below under “Step-Up Under IOD II.”

The investment performance of the Designated Funds will not affect your IOD II Fee during an Account Year. However, as stated below under “Step-Up Under IOD II,” favorable investment performance may cause the Income Benefit Base to increase on an Account Anniversary, and thus increase your IOD II Fee.

We will continue to deduct the IOD II Fee until you annuitize your Contract, your Account Value reduces to zero, or your benefits under IOD II are cancelled as described under “Cancellation of IOD II” in this Appendix.

Step-Up Under IOD II

Regardless of your age on the Issue Date, on each Account Anniversary prior to your Annuity Commencement Date, we will automatically step-up your Income Benefit Base, provided that you satisfy certain requirements. First, you must meet eligibility requirements:

●
Your Account Value less your Stored Income Balance must equal no more than $5,000,000. (For purposes of determining the $5,000,000 limit, we reserve the right, in our sole discretion, to aggregate your Account Value with the account values of all other variable annuity contracts you own issued by Sun Life Assurance Company of Canada (U.S.) or its affiliates.)

●
Your highest quarter-end Account Value (adjusted for subsequent purchase payments and withdrawals) during the most recent Account Year (“Highest Quarterly Value”) minus your Stored Income Balance must be greater than your current Income Benefit Base. (If you have not yet reached your Stored Income Period and therefore do not yet have a Stored Income Balance, your highest quarter-end Account Value must only be greater than your current Income Benefit Base.)

Second, if you satisfy the eligibility requirements, we then consider whether market conditions have caused us to increase the percentage rate used to calculate the IOD II Fee on newly issued Contracts. If we are no longer issuing Contracts with IOD II, then the percentage rate we use to calculate your IOD II Fee will be set based upon current market conditions at that time. Significant changes in stock market prices, interest rate fluctuations, and competitive industry trends are among the market conditions we consider in whether to change the fee.

●
If we have not had to increase the percentage rate as described above, the percentage rate we use to calculate your IOD II Fee will remain unchanged and we will automatically step-up your Income Benefit Base.

●
If we have had to increase the percentage rate as described above, we offer you the opportunity to step-up at the higher percentage rate. In this case, your written consent is required to accept the higher percentage rate used to calculate your IOD II Fee and step-up your Income Benefit Base. If you do not consent to the step-up and higher percentage, the step-up will not be implemented and all subsequent step-ups of your Income Benefit Base will also be suspended. You may thereafter submit an election form to us, however, in order to consent to the then-applicable percentage rate and thus reactivate subsequent automatic step-ups.

At the time of step-up, we will increase your Income Benefit Base to an amount equal to the highest adjusted quarterly Account Value less your Stored Income Balance, if such amount exceeds your current Income Benefit Base. After the step-up, your Annual Income Amount will be 5% of your new Income Benefit Base.

Here are examples of how step-up works under a few different circumstances:

Assume that you are 60 years old when you purchase a Contract with an initial Purchase Payment of $100,000, and that you elect to participate in IOD II with single-life coverage. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment. Your Annual Income Amount is $5,000 (5% of your Income Benefit Base). Your initial Stored Income Balance is $5,000.

In each of the four examples, Account Values shown are as of the last day of each Account Quarter. Adjustments are made on the day a Purchase Payment or withdrawal is made.

The Account Values on each of your four Account Quarters are $113,000, $108,000, $90,000, and $103,000, respectively. No additional Purchase Payments are made and no withdrawals are taken, so no adjustments to these values are necessary. Your Stored Income Balance at the end of the fourth Account Quarter is $5,000. The highest adjusted quarterly value is $113,000. Your new Income Benefit Base is set to equal $108,000 ($113,000 - $5,000) since that amount exceeds your previous Income Benefit Base.

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	n/a	$113,000	$100,000
End of Second Quarter	$108,000	n/a	$108,000	$100,000
End of Third Quarter	$90,000	n/a	$90,000	$100,000
End of Fourth Quarter (before step-up)	$103,000	n/a	$103,000	$100,000
Highest Quarterly Value (after adjustments)			$113,000

Stored Income Balance at end of fourth quarter		$5,000
Step-up comparison	Is ($113,000 - $5,000) greater than $100,000? Yes, so step-up.

On the Account Anniversary (after step-up):
New Income Benefit Base =	$108,000	Highest Quarterly Value (after adjustments) less the Stored Income Balance.
New Annual Income Amount =	$5,400	$108,000 x 5%
New Stored Income Balance =	$10,400	Stored Income Balance at the end of the fourth Account Quarter plus the new Annual Income Amount.

Please note: The end of the fourth Account Quarter and the Account Anniversary are the same day. We only make the distinction to separate values before and after step-up.

If you make an additional Purchase Payment during your first Account Year, your Account Value and your Income Benefit Base are each immediately increased by the amount of the additional Purchase Payment. Your Stored Income Balance is increased by 5% of the additional Purchase Payment.

Here is an example of how an additional Purchase Payment of $50,000 made in the second Account Quarter would affect your step-up:

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	$50,000	$163,000	$100,000
$50,000 Purchase Payment	$163,000	n/a	n/a	$150,000
End of Second Quarter	$158,000	n/a	$158,000	$150,000
End of Third Quarter	$140,000	n/a	$140,000	$150,000
End of Fourth Quarter (before step-up)	$153,000	n/a	$153,000	$150,000
Highest Quarterly Value (after adjustments)			$163,000

Stored Income Balance at end of fourth quarter		$7,500 (initial $5,000 plus 5% x $50,000)
Step-up comparison	Is ($163,000 - $7,500) greater than $150,000? Yes, so step-up.

On the Account Anniversary (after step-up):
New Income Benefit Base =	$155,500	Highest Quarterly Value (after adjustments) less the Stored Income Balance.
New Annual Income Amount =	$7,775	$155,500 x 5%
New Stored Income Balance =	$15,275	Stored Income Balance at the end of the fourth Account Quarter plus the new Annual Income Amount.

Please note: Since the additional Purchase Payment occurred after the first Account Quarter, the first Account Quarter value was adjusted.

Here is an example of how a $4,000 withdrawal taken in the second Account Quarter would affect your step-up:

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	- $4,000	$109,000	$100,000
$4,000 withdrawal	$109,000	n/a	n/a	$100,000
End of Second Quarter	$104,000	n/a	$104,000	$100,000
End of Third Quarter	$86,000	n/a	$86,000	$100,000
End of Fourth Quarter (before step-up)	$99,000	n/a	$99,000	$100,000
Highest Quarterly Value (after adjustments)			$109,000

Stored Income Balance at end of fourth quarter		$1,000 (initial $5,000 less $4,000 withdrawal)
Step-up comparison	Is ($109,000 - $1,000) greater than $100,000? Yes, so step-up.

On the Account Anniversary (after step-up):
New Income Benefit Base =	$108,000	Highest Quarterly Value (after adjustments) less the Stored Income Balance.
New Annual Income Amount =	$5,400	$108,000 x 5%
New Stored Income Balance =	$6,400	Stored Income Balance at the end of the fourth Account Quarter plus the new Annual Income Amount.

Please note: Since the withdrawal occurred after the first Account Quarter, the first Account Quarter value was adjusted.
Assume instead you take a $40,000 withdrawal in the second Account Quarter at a point when the Account Value equaled $99,000 immediately before the withdrawal. Since this withdrawal exceeds your Stored Income Balance, it is considered an Excess Withdrawal. The Excess Withdrawal reduces your Income Benefit Base as described in this Appendix under “Excess Withdrawals.” All previous quarter-end Account Values are first reduced by the amount of the Stored Income Balance and then adjusted in the same proportion that the Income Benefit Base was adjusted after the Excess Withdrawal. (See the two-step calculation shown in the box below the following example.)

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	- $45,213	$67,787	$100,000
$40,000 withdrawal	$59,000	n/a	n/a	$62,766
End of Second Quarter	$68,000	n/a	$68,000	$62,766
End of Third Quarter	$50,000	n/a	$50,000	$62,766
End of Fourth Quarter (before step-up)	$63,000	n/a	$63,000	$62,766
Highest Quarterly Value (after adjustments)			$68,000

Stored Income Balance at end of fourth quarter		$0
Step-up comparison	Is ($68,000 - $0) greater than $62,766? Yes, so step-up.

On the Account Anniversary (after step-up)
New Income Benefit Base =	$68,000	Highest Quarterly Value (after adjustments) less the Stored Income Balance.
New Annual Income Amount =	$3,400	$68,000 x 5%
New Stored Income Balance =	$3,400	Stored Income Balance at the end of the fourth Account Quarter plus the new Annual Income Amount.

(1)	Reduce the end of First Quarter Account Value by the Stored Income Balance	=	$113,000	–	$5,000	= $108,000

(2)	Adjust Account Value for the first Account Quarter	=	$108,000 x		($99,000 – $40,000)	= $67,787
					$99,000 – $5,000

	The total adjustment	=	$113,000	–	$67,787	= $45,213

Joint-Life Coverage

On the Issue Date, you have the option of electing IOD II with single-life coverage or, for a higher IOD II Fee, with joint-life coverage. Once you make the election, you cannot switch between joint-life and single-life coverage, regardless of any change in life events. Joint-life coverage is not available if you are unmarried on the Issue Date.

Joint-life coverage can be elected on an individually-owned Contract or on a co-owned Contract. On an individually-owned Contract, joint-life coverage is available only if your spouse is the sole primary beneficiary on the Issue Date and remains the sole primary beneficiary while IOD II is in effect. On a co-owned Contract, joint-life coverage is available only if you and your spouse are the only co-owners on the Issue Date and remain so while IOD II is in effect. Whereas single-life coverage provides an Annual Income Amount only until any Participant dies, joint-life coverage provides an Annual Income Amount for as long as either you or your spouse is alive. Note that, for joint-life coverage to continue after the death of any Participant, the surviving spouse must elect to continue the contract through the “Spousal Continuance” provision. See also “Death of Participant Under IOD II with Joint-Life Coverage” in this Appendix.

If you have elected joint-life coverage, the Stored Income Period will begin on your Issue Date if the younger spouse is at least age 50 on the Issue Date. Otherwise it will begin on the first Account Anniversary after the younger spouse attains (or would have attained) age 50. (For purposes of joint-life coverage, the younger spouse refers to the person who was the younger spouse on the Issue Date, even if that person has died or is no longer married to the person who was his or her spouse on the Issue Date.) The First Withdrawal Date will be your Issue Date if the younger spouse is at least age 59 at issue. Otherwise it will be the first Account Anniversary after the younger spouse attains (or would have attained) age 59.

The two spouses on the Issue Date are the only two people covered under the joint-life feature. If a Participant remarries, the new spouse is not covered under the joint-life feature. Therefore, if the spouse on the Issue Date is no longer your spouse, your benefits under IOD II continue for your life and, when you die, annual withdrawals are no longer available. Note that, when you elect joint-life coverage, you also elect the higher joint-life fee. The percentage rate of the fee will not be reduced regardless of any change in life events.

If one spouse is significantly younger than the other spouse, you should carefully consider whether joint-life coverage is an appropriate choice in light of the possibly long waiting period before the benefit begins to store income and in light of the higher fee for joint-life coverage.

Joint-life coverage may not be available on all Contracts.

Cancellation of IOD II

Should you decide that IOD II is no longer appropriate for you, you may cancel IOD II at any time. Upon cancellation, all benefits and charges under IOD II shall cease. Once cancelled, IOD II cannot be reinstated.

Although transfers among the Designated Funds are permitted as described under “Transfer Privilege,” IOD II will be cancelled automatically:

●	if any Purchase Payment is allocated to an investment option other than a Designated Fund; or

●	if any portion of Account Value maintained in a Designated Fund is transferred into an investment option other than a Designated Fund.

IOD II will also be cancelled for any of the following:

●	upon a termination of the Contract;
●	upon annuitization*; or
●	your Income Benefit Base is reduced to zero as a result of Early or Excess Withdrawals.

*Note that the maximum Annuity Commencement Date permitted under this Contract is the first day of the month following the Annuitant’s 95th birthday. See “Selection of Annuity Commencement Date” under “THE INCOME PHASE – ANNUITY PROVISIONS” in the prospectus to which this Appendix is attached.

A change in ownership may also cancel your benefits under IOD II.

Death of Participant Under IOD II with Single-Life Coverage

If you elected single-life coverage, IOD II terminates on the death of any Participant and the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract. Alternately, the Beneficiary may elect to receive the Stored Income Balance. If your surviving spouse is the sole primary Beneficiary and elects to continue the Contract, your spouse has the additional option of electing to participate in a new IOD II Rider on the original Contract (assuming your surviving spouse meets certain eligibility requirements). If your surviving spouse makes such election, all of the following occur:

●	the new Account Value will be the greater of the Stored Income Balance on the original Contract or the Death Benefit;

●	the new percentage rate used to calculate the IOD II Fee will be set by us based on market conditions at the time and may be higher than the current percentage rate used to calculate the IOD II Fee;

●	the new Income Benefit Base will be equal to the Account Value after any Death Benefit has been credited; and

●	the new Stored Income Balance will be reset to zero.

Death of Participant Under IOD II with Joint-Life Coverage

If the surviving spouse on the Death Benefit Date was not the spouse of a Participant on the original Contract’s Issue Date, then this section does not apply, even if joint-life coverage was elected. In such case, if a Participant dies while participating in IOD II, the provisions of the section titled “Death of Participant Under IOD II with Single-Life Coverage” will apply.

If you purchased joint-life coverage and one of the Participants dies, IOD II will continue, provided that the surviving spouse, as the sole primary beneficiary, continues the Contract. In such case:

●	the new Account Value will be equal to the Death Benefit;

●	the Stored Income Balance will remain unchanged;

●	the Income Benefit Base will remain unchanged until the next Account Anniversary when a step-up could apply due to an increase in the Account Value (see “Step-Up Under IOD II”);

●	on each Account Anniversary, the Annual Income Amount will be equal to the Income Benefit Base multiplied by 5%; and

●	the percentage rate of the IOD II Fee for the joint-life coverage option will continue for the surviving spouse as it was immediately prior to the death of the Participant.

At the death of the surviving spouse, the Contract, including IOD II, terminates.

If you purchased joint-life coverage and the deceased Participant's surviving spouse does not continue the Contract, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Annuitization Under IOD II

Under the terms of IOD II, if your Account Value is greater than zero on your maximum Annuity Commencement Date, you may elect to:

(1)	surrender your Contract and receive your Cash Surrender Value (or your Stored Income Balance, if greater);

(2)	annuitize your Account Value under one of the Annuity Options available on that date; or

(3)
(a) receive any remaining Stored Income Balance in a single sum and (b) annuitize your remaining Account Value as a single-life annuity (or a joint-life annuity, if joint-life coverage was elected at issue and you are still eligible to receive it) with an annualized annuity payment of not less than 5% of your then current Income Benefit Base.

If you make no election, we will default your choice to option 3.

If your Account Value has been reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), and your Income Benefit Base is greater than zero on or before your maximum Annuity Commencement Date, you will receive your full Annual Income Amount each year until you die. For a more complete discussion of this, see “Depleting Your Account Value” in this Appendix.

Certain Tax Considerations

Certain tax considerations may be important to you in connection with a living benefit, such as IOD II. When you elect to participate in IOD II, you may withdraw annual amounts up to the Yearly RMD Amount without affecting your benefit, subject to the conditions stated below. In the event that your Yearly RMD Amount attributable to your Contract is greater than your Stored Income Balance, we are currently waiving the withdrawal provisions under IOD II as follows. If you withdraw all or a portion of your Qualified Contract's Yearly RMD Amount from the Contract while participating in IOD II, we reduce your Account Value and your Stored Income Balance, dollar for dollar, by the amount of the withdrawal to a value not less than zero. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than your Stored Income Balance. In other words, if a Yearly RMD Amount exceeds your Stored Income Balance, we will reduce your Stored Income Balance, but we will not reduce your Income Benefit Base, provided that:

●
you withdraw your Qualified Contract's first Yearly RMD Amount in the calendar year you attain age 70½ rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

●	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Account Year, more than one calendar year's Yearly RMD Amount.

Currently, any withdrawal in excess of the Annual Income Amount or Stored Income Balance that is taken to satisfy the Yearly RMD Amounts will not be treated as an Excess Withdrawal, and will not reduce the Income Benefit Base. However, if there is any material change to the current Code or IRS Rules governing the timing or determination of required minimum distribution amounts, then the Company reserves the right to treat any withdrawal greater than the Annual Income Amount or Stored Income Balance as an Excess Withdrawal which may significantly reduce the Income Benefit Base.

For a further discussion of some of these considerations, please refer to “TAX CONSIDERATIONS - Impact of Optional Death Benefit and Optional Living Benefit Riders” in the prospectus to which this Appendix is attached.

APPENDIX M -
Income ON Demand® II Plus

The optional living benefit rider known as Income ON Demand II Plus (“IOD II Plus”) was available for Contracts issued after October 20, 2008 and prior to February 17, 2009. The following information applies to your Contract if you elected to participate in IOD II Plus. IOD II Plus is no longer available for sale on new Contracts.

Income ON Demand II Plus provides an annual income guarantee for life. In early years, you can increase your guarantee if you defer withdrawals. In later years, you can store the annual guarantee amounts not withdrawn. To describe how IOD II Plus works, we use the following definitions:

Annual Income Amount:	An amount equal to your current Income Benefit Base multiplied by 5%, calculated on each Account Anniversary.

Designated Funds:	The limited investment options you can choose if you are participating in a living benefit.

Early Withdrawal:	Any withdrawal taken prior to your First Withdrawal Date.

Excess Withdrawal:
Any withdrawal taken after your First Withdrawal Date that (a) when added to all prior withdrawals taken in that Account Year, exceeds the Annual Income Amount (or your Required Minimum Distribution Amount, if greater) while in the IOD II Plus Bonus Period or (b) exceeds your Stored Income Balance (or your Required Minimum Distribution Amount, if greater) while in the Stored Income Period.

Fee Base:	The amount used to calculate your cost for IOD II Plus.

First Withdrawal Date:	Your Issue Date if you are at least age 59 at issue, otherwise the first Account Anniversary after you attain age 59.

Income Benefit Base:	The amount used to calculate your Annual Income Amount for IOD II Plus.

IOD II Plus Bonus Base:
The amount on which bonuses are calculated. The IOD II Plus Bonus Base is equal to the sum of your Purchase Payments, increased by any “step-ups” (described below) and reduced for any Early Withdrawals or any Excess Withdrawals.

IOD II Plus Bonus Period:
A ten-year period commencing on the Issue Date. If you “step-up” IOD II Plus,(described below) during the IOD II Plus Bonus Period, the IOD II Plus Bonus Period is extended to ten years from the date of the step-up.

Stored Income Balance:	The amount you may withdraw at any time during your Stored Income Period and after your First Withdrawal Date without reducing your benefits under IOD II Plus.

Stored Income Period:
A period beginning on the latest of your first Account Anniversary, the end of your IOD II Plus Bonus Period, or the first Account Anniversary following your 50th birthday, and ending on your Annuity Commencement Date.

You and Your:
The terms “you” and “your” refer to the oldest living Participant or the surviving spouse of the oldest Participant, as described under the sections entitled “Death of Participant Under IOD II Plus with Single-Life Coverage” and “Death of Participant Under IOD II Plus with Joint-Life Coverage.” In the case of a non-natural Participant, these terms refer to the oldest living annuitant.

Upon annuitization, IOD II Plus and any elected optional death benefit rider automatically terminate.

IOD II Plus allows you to withdraw a guaranteed amount each year, beginning after your First Withdrawal Date, until the death of any Participant if single-life coverage is elected (or until the death of both the Participant and the Participant's spouse if joint-life coverage is elected), regardless of the investment performance of the Designated Funds, provided that you comply with certain requirements. The amount you can withdraw, in any one year, is based on 5% of your Income Benefit Base. If you make no withdrawals (including Required Minimum Distribution Amounts) in an Account Year during your IOD II Plus Bonus Period, we will increase your Income Benefit Base by an amount equal to 7% of your IOD II Plus Bonus Base.

You may choose to end the current Bonus Period at anytime as long as you are at least age 50. The Stored Income Period will begin on the first Account Anniversary following your election. You can elect to end the Bonus Period by notifying us by written request, mailed to our Annuity Mailing Address, which is set forth at the beginning of this Prospectus.

After your IOD II Plus Bonus Period ends and your Stored Income Period begins, we will not increase your Income Benefit Base by an amount equal to 7% of your IOD II Plus Bonus Base. Instead, your Annual Income Amount will be added each year to your Stored Income Balance.

If you are participating in IOD II Plus, you may not make Purchase Payments after the first year following your Issue Date. After the first Account Anniversary, any Purchase Payments submitted by a Participant while participating in IOD II Plus will be returned to the Participant, unless the Participant instructs us to terminate participation in IOD II Plus.

To participate in IOD II Plus, all of your Account Value must be invested only in Designated Funds at all times during the term of IOD II Plus. (The term of IOD II Plus is for life, unless your Income Benefit Base is reduced to zero or your benefits under IOD II Plus are terminated or cancelled as described in this Appendix under “Cancellation of IOD II Plus,” “Depleting Your Account Value,” and “Annuitization Under IOD II Plus.”) The only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as Designated Funds are as shown in the section entitled “Designated Funds” in the prospectus to which this Appendix is attached.

You also have the option of choosing between single-life coverage and joint-life coverage. These options are described in greater detail in this Appendix under “Joint-Life Coverage” and the sections entitled “Death of Participant Under IOD II Plus with Single-Life Coverage” and “Death of Participant Under IOD II Plus with Joint-Life Coverage.”

Determining Your Income Benefit Base

On the Issue Date, we set your Income Benefit Base equal to your initial Purchase Payment. Thereafter, your Income Benefit Base is:

●	increased on each Account Anniversary by any applicable bonus amount during the IOD II Plus Bonus Period;

●	increased on each Account Anniversary by any step-ups as described under “Step-Up Under IOD II Plus” in this Appendix;

●
increased to the extent that you exercise your one-time option to use any amount of your Stored Income Balance to increase your Income Benefit Base, as described under “How IOD II Plus Works” in this Appendix;

●	increased by any subsequent Purchase Payments you make during the first year following the Issue Date;

●	decreased following any Early Withdrawals you take, as described under “Early Withdrawals” in this Appendix; and

●	decreased following any Excess Withdrawals you take, as described under “Excess Withdrawals” in this Appendix.

Determining Your Stored Income Balance

At the beginning of the Stored Income Period, your Stored Income Balance will equal your Annual Income Amount (i.e., 5% of your Income Benefit Base on that Date). Thereafter, your Stored Income Balance is:

●	increased on each Account Anniversary by your Annual Income Amount determined on that Anniversary;

●	decreased by the amount of any withdrawals you take, on or after your First Withdrawal Date, up to the amount of your Stored Income Balance;

●	decreased to $0 if you take an Excess Withdrawal;

●	decreased in proportion to the change in your Account Value if you take an Early Withdrawal; and

●	decreased by the amount you use in exercising your one-time option to increase your Income Benefit Base (described below under “How IOD II Plus Works”).

How IOD II Plus Works

     During the IOD II Plus Bonus Period

During the IOD II Plus Bonus Period, in each year that you do not take a withdrawal, your Income Benefit Base will be increased by an amount equal to 7% of your IOD II Plus Bonus Base. However, if this amount is less than the amount you will receive under a step-up, the Income Benefit Base will instead be increased by the step-up amount. If you do take a withdrawal, you are still eligible for step-up. (See “Step-Up under IOD II Plus” in this Appendix.) In this way, if you defer taking withdrawals during your early Account Years, you will be able to take larger withdrawals in later Account Years. Your Annual Income Amount, during this period, is not cumulative. Any unused portion of your Annual Income Amount in any Account Year, during the IOD II Plus Bonus Period cannot be applied to a future year.

During each Account Year, beginning on your First Withdrawal Date, you can take withdrawals totaling up to the amount of your Annual Income Amount, subject to the terms and conditions discussed below. Even if your Account Value is reduced to zero, as long as your Income Benefit Base is greater than zero, you will receive an amount equal to your Annual Income Amount every year of your life unless you choose to cancel IOD II Plus.

     During the Stored Income Period

During the Stored Income Period on each Account Anniversary, your Annual Income Amount is added to your Stored Income Balance. You can take withdrawals up to the amount of your Stored Income Balance beginning on your First Withdrawal Date, subject to the terms and conditions discussed below. You can use all or a portion of your Stored Income Balance to effect a one-time increase of your Income Benefit Base prior to your Annuity Commencement Date. If your Account Value is reduced to zero, and your Income Benefit Base is greater than zero, you will receive an amount equal to your Annual Income Amount every year of your life unless you choose to cancel IOD II Plus.

Withdrawals from your Stored Income Balance can be taken at any time beginning on your First Withdrawal Date and prior to your Annuity Commencement Date without affecting your Income Benefit Base. If, beginning on your First Withdrawal Date, you make a withdrawal that does not exceed your Stored Income Balance:

●	your Stored Income Balance will be decreased by the amount withdrawn; and

●	the withdrawal will not be subject to withdrawal charges.

You also have the option to use all or a portion of your Stored Income Balance to increase your Income Benefit Base. This option allows you to increase your future Annual Income Amount. While your Contract is in force, you may exercise this option only once and you must do so prior to your Annuity Commencement Date. If you choose to use any portion of your Stored Income Balance to increase your Income Benefit Base:

●	your Stored Income Balance will be decreased by the amount used;

●	the amount of your Stored Income Balance used will be added to your Income Benefit Base; and

●	your new Annual Income Amount on your next Account Anniversary will equal 5% of your new Income Benefit Base.

Here is an example of how IOD II Plus works:

Assume that you are age 60 when your Contract is issued with an initial Purchase Payment of $100,000. Assume you elect to participate in IOD II Plus with single-life coverage and investment performance of the Designated Funds is neutral over the years. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment on your Issue Date. You decide to remain in the IOD II Plus Bonus Period for two years. The IOD II Plus Bonus Base is $100,000 for year one and year two. The bonus amount is 7% of the IOD II Plus Bonus Base. You wait until your third Account Year before you begin your Stored Income Period. At issue, your Annual Income Amount is $5,000 (5% of your Income Benefit Base). Values are shown as of the beginning of the Account Year, except for the bonus which occurs at the end of the Account Year.

Year	Account Value	Income Benefit Base	Annual Income Amount	Bonus Amount	Stored Income Balance

1	$100,000	$100,000	$5,000	$7,000	$0
2	$100,000	$107,000	$5,350	$7,000	$0
3	$100,000	$114,000	$5,700	n/a	$5,700
4	$100,000	$114,000	$5,700	n/a	$11,400

During your fifth Account Year, you use the full amount of your Stored Income Balance ($17,100) to increase your Income Benefit Base thereby reducing your Stored Income balance to $0. On your next Account Anniversary, your Income Benefit Base of $114,000 will be increased to $131,100 and your Annual Income Amount will be $6,555 (5% of your Income Benefit Base). Therefore $6,555 will be added each year to your Stored Income Balance unless your Annual Income Amount changes.

Year	Account Value	Income Benefit Base	Annual Income Amount	Bonus Amount	Stored Income Balance

5	$100,000	$114,000	$5,700	n/a	$17,100
6	$100,000	$131,100	$6,555	n/a	$6,555
7	$100,000	$131,100	$6,555	n/a	$13,110
8	$100,000	$131,100	$6,555	n/a	$19,665

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Assume instead that, during your fifth Account Year, you take a withdrawal of $17,100, thereby reducing your Stored Income Balance to $0. On your next Account Anniversary, your Income Benefit Base will remain at $114,000 and your Annual Income Amount remains at $5,700 (5% of your Income Benefit Base). Therefore $5,700 will be added each year to your Stored Income Balance unless your Annual Income Amount changes.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance

5	$100,000	$114,000	$5,700	$17,100	$0
6	$82,900	$114,000	$5,700	$0	$5,700
7	$82,900	$114,000	$5,700	$0	$11,400
8	$82,900	$114,000	$5,700	$0	$17,100

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Early Withdrawals and Excess Withdrawals may significantly decrease your benefits under IOD II Plus, as described further under “Withdrawals Under IOD II Plus.” Even if your Stored Income Period has begun, withdrawals prior to you First Withdrawal Date are considered Early Withdrawals. Investing in any Fund, other than a Designated Fund, will cancel IOD II Plus as described under “Cancellation of IOD II Plus” in this Appendix.

Withdrawals Under IOD II Plus

     Withdrawals After Your First Withdrawal Date

Your First Withdrawal Date may occur during either your IOD II Plus Bonus Period or your Stored Income Period. If your First Withdrawal Date occurs during the IOD II Plus Bonus Period, you may take withdrawals up to your Annual Income Amount each year without affecting your benefits under IOD II Plus. Each withdrawal will reduce your Annual Income Amount for that year by the full amount of that withdrawal. You will not be eligible for a 7% bonus during any Account Year in which you have taken a withdrawal. If your First Withdrawal Date occurs during your Stored Income Period, withdrawals, up to the amount of your Stored Income Balance, will reduce your Stored Income Balance by the full amount of the withdrawal, but will not change your Income Benefit Base. This is shown in the example above.

Withdrawals taken after your First Withdrawal Date and during the withdrawal charge period permitted under your Contract are subject to withdrawal charges only to the extent they are in excess of the greatest of:

●	the free withdrawal amount permitted under your Contract;

●	either your Annual Income Amount (during the IOD II Plus Bonus Period) or your Stored Income Balance (during the Stored Income Period); or

●	your Yearly Required Minimum Distribution Amount (subject to conditions discussed in this Appendix under “Certain Tax Considerations”).

     Excess Withdrawals

An Excess Withdrawal can occur during the IOD II Plus Bonus Period or the Stored Income Period. During the IOD II Plus Bonus Period, if you take an Excess Withdrawal, both your Income Benefit Base and your IOD II Plus Bonus Base will be reduced according to the following formulae:

Your new Income Benefit Base =	IBB x	(	AV – WD	)
AV – AIA

Your new IOD II Plus Bonus Base =	BB x	(	AV – WD	)
AV – AIA

Where:
	IBB =	Your Income Benefit Base immediately prior to the Excess Withdrawal.

	BB =	Your IOD II Plus Bonus Base immediately prior to the Excess Withdrawal.

	WD =	The amount of the Excess Withdrawal.

	AIA =	Your remaining Annual Income Amount immediately prior to the Excess Withdrawal minus any prior partial withdrawals taken during the current Account Year.

	AV =	Your Account Value immediately prior to the Excess Withdrawal.

During the Stored Income Period, if you take an Excess Withdrawal, your Stored Income Balance will be reduced to zero.  In addition, your Income Benefit Base will be reduced according to the following formula:

Your new Income Benefit Base =	IBB x	(	AV – WD	)
AV – SB

Where:
	IBB =	Your Income Benefit Base immediately prior to the Excess Withdrawal.

	WD =	The amount of the Excess Withdrawal.

	SB =	Your Stored Income Balance immediately prior to the Excess Withdrawal (or your Required Minimum Distribution Amount, if greater).

	AV =	Your Account Value immediately prior to the Excess Withdrawal.

Your Annual Income Amount will be recalculated on your next Account Anniversary based on the reduced Income Benefit Base. Here is an example of an Excess Withdrawal.

Using the same facts as the previous example, assume that in your fifth Account Year you take a withdrawal of $50,000, exceeding your Stored Income Balance. Assume that due to poor investment performance during the fifth Account Year, your Account Value was $90,000 immediately prior to the withdrawal. Your Income Benefit Base will be reduced to $62,551 as shown below and your new Annual Income Amount will be 5% of your new Income Benefit base ($3,128). The Annual Withdrawal Amount of $3,128 will be added to your Stored Income Balance.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance

5	$100,000	$114,000	$5,700	$50,000	$0
6	$50,000	$62,551	$3,128	$0	$3,128
7	$50,000	$62,551	$3,128	$0	$6,2561
8	$50,000	$62,551	$3,128	$0	$9,384

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Your new Income Benefit Base	=	$114,000 x	($90,000 – $50,000)	= $62,551
$90,000 – $17,100

Excess Withdrawals taken in a down market could severely reduce your benefits under IOD II Plus.

    Early Withdrawals

An Early Withdrawal can occur during the IOD II Plus Bonus Period or the Stored Income Period. Any withdrawals, including any “free withdrawal amounts,” taken before the First Withdrawal Date are Early Withdrawals. If an Early Withdrawal occurs during your IOD II Plus Bonus Period, your Annual Income Amount will be reduced by the full amount of the withdrawal. In addition, your IOD II Plus Bonus Base will be reduced according to the following formula:

Your new IOD II Plus Bonus Base =	BB x	(	AV - WD	)
AV

If the Early Withdrawal occurs during the Stored Income Period, your Stored Income Balance will be reduced using the following formula:

Your new Stored Income Balance =	SB x	(	AV - WD	)
AV

In either the IOD II Plus Bonus Period or Stored Income Period, your new Income Benefit Base will equal:

Your new Income Benefit Base =	IBB x	(	AV - WD	)
AV

Where:
	IBB =	Your Income Benefit Base immediately prior to the Early Withdrawal.

	BB =	Your IOD II Plus Bonus Base immediately prior to the Early Withdrawal.

	SB =	Your Stored Income Balance immediately prior to the Early Withdrawal.

	WD =	The amount of the Early Withdrawal.

	AV =	Your Account Value immediately prior to the Early Withdrawal.

Your future Annual Income Amount will be recalculated based on the reduced Income Benefit Base.

In addition, Early Withdrawals will also be subject to withdrawal charges, to the extent that such withdrawals are in excess of the “free withdrawal amount” permitted under your Contract. Early Withdrawals could severely reduce your benefits under IOD II Plus.

In addition to reducing your benefits under IOD II Plus, any withdrawal before your First Withdrawal Date could have adverse tax consequences. You should consult a qualified tax professional for more information.

     Depleting Your Account Value

If your Account Value is reduced to zero as a result of an Early Withdrawal or an Excess Withdrawal (as described above), your Stored Income Balance (if any), your IOD II Plus Bonus Base (if any), and your Income Benefit Base will all be reduced to zero. Therefore, your Contract, as well as your benefits under IOD II Plus, will end.

If your Account Value is reduced to zero through any combination of poor investment performance of the Designated Funds, Contract charges, and withdrawals other than Excess Withdrawals or Early Withdrawals, your Income Benefit Base will not be reduced. Your Contract will end, but you will be entitled to receive annual payments as follows.

If you were in the IOD II Plus Bonus Period on the day the Account Value was reduced to zero, regardless of your age, you will be entitled to receive annual amounts equal to 5% of your Income Benefit Base each year for as long as you live.

If you were in the Stored Income Period on the day the Account Value was reduced to zero, you will be entitled to receive annual amounts equal to 5% of your Income Benefit Base. Prior to determining your annual payments, you may increase your Income Benefit Base by any remaining Stored Income Balance as described below. These payments will continue for as long as you live. If you elected joint-life coverage, the payments will continue as long as either you or your spouse are alive as described in this Appendix under “Death of Participant Under IOD II Plus with Joint-Life Coverage.” If you have any remaining Stored Income Balance on the day your Account Value is reduced to zero, you will be notified that, before you begin to receive your “annual lifetime payments,” you must deplete your Stored Income Balance by:

(a)	withdrawing your remaining Stored Income Balance;

(b)	applying the remaining amount of your Stored Income Balance to increase your Income Benefit Base (and thus the amount of your “annual lifetime payments”); or

(c)	using a combination of (a) and (b).

Because the Contract has ended, the amount of these annual lifetime payments will not change and they will not be subject to any withdrawal charges. You should be aware, however, that they could be subject to certain tax consequences. You should consult a qualified tax professional for more information.

Cost of IOD II Plus

If you elected IOD II Plus, we will deduct a quarterly fee from your Account Value (“IOD II Plus Fee”). The IOD II Plus Fee will be taken as a specific deduction from your Account Value on the last valuation day of each Account Quarter and will equal 0.2375 % of your Fee Base on that day, if you elected single-life coverage (0.2875% for joint-life coverage). On an annual basis, the IOD II Plus Fee is equal to 0.95% of your Fee Base if you elected single-life coverage (1.15% for joint-life coverage). We reserve the right to increase the percentage rate used to calculate the IOD II Plus Fee on newly issued Contracts.

During the first Account Year, your Fee Base is equal to your Income Benefit Base. On each Account Anniversary, the Fee Base is recalculated. During the IOD II Plus Bonus Period, your new Fee Base will be reset to equal your Income Benefit Base, if your Income Benefit Base is higher than your current Fee Base. During the Stored Income Period, your new Fee Base will be reset to equal your Income Benefit Base plus your Stored Income Balance (if any) less your Annual Income Amount for that year if this recalculated amount is higher than your current Fee Base. In the event that the recalculated amount is not greater than your current Fee Base, we will continue to calculate your IOD II Plus Fee based upon your current Fee Base until, at least, your next Account Anniversary. Note that, although your IOD II Plus Fee may increase, it will never decrease.

For the most part, we calculate your Fee Base only on your Account Anniversary. However, we will recalculate your Fee Base between Account Anniversaries, if you take an Early Withdrawal or Excess Withdrawal or make additional Purchase Payments during your first Account Year.

If you take an Excess Withdrawal during your IOD II Plus Bonus Period, your Fee Base will be decreased by the following formula:

Your new Fee Base =	Fee Base x	(	AV - WD	)
AV - AIA

If you take an Excess Withdrawal during your Stored Income Period, your IOD II Plus Fee Base will be decreased by the following formula:

Your new Fee Base =	Fee Base x	(	AV - WD	)
AV - SB

If you take an Early Withdrawal, your IOD II Plus Fee Base will be decreased by the following formula:

Your new Fee Base =	Fee Base x	(	AV - WD	)
AV

Where:
	Fee Base =	Your IOD II Plus Fee Base immediately prior to the Early/Excess Withdrawal.

	WD =	The amount of the Early/Excess Withdrawal.

	SB =	Your Stored Income Balance (if any) immediately prior to the Excess Withdrawal.

	AIA =	Your Annual Income Amount immediately prior to the Excess Withdrawal minus any prior partial withdrawals taken during the current Account Year.

	AV =	Your Account Value immediately prior to the Early/Excess Withdrawal.

Any additional Purchase Payment you make during your first Account Year will increase your Income Benefit Base as described in this Appendix under “Determining Your Income Benefit Base.” Therefore, your Fee Base will increase by any additional Purchase Payments made.

Here is an example of how we calculate your Fee Base:

Assume that you are age 60 when your Contract is issued with an initial Purchase Payment of $100,000. Assume you elected to participate in IOD II Plus with single-life coverage and investment performance of the Designated Funds is neutral over the years. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment ($100,000) on your Issue Date. Your IOD II Plus Bonus Base is equal to your initial Purchase Payment ($100,000). At issue, your Annual Income Amount is $5,000 (5% of your Income Benefit Base). You wait until your third Account Year before you elect to begin your Stored Income Period. During the IOD II Plus Bonus Period, in years that withdrawals are not taken, your Income Benefit Base increases by 7% of your IOD II Plus Bonus Base (assuming no step-up). Values are shown as of the beginning of the Account Year. At the beginning of your Stored Income Period, Year 3, your Annual Income Amount has increased to $5,700.

During the IOD II Plus Bonus Period (Account Years 1and 2), the Fee Base is set equal to your Income Benefit Base. During the Stored Income Period, the Fee Base is reset at the beginning of the Account Year to equal your Income Benefit Base plus your Stored Income Balance less your Annual Income Amount, if that amount is greater than the previous Fee Base. For example, in Account Year 4, the Fee Base is set equal to the Income Benefit Base ($114,000) plus the Stored Income Balance ($11,400) less your Annual Income Amount ($5,700) if that amount ($119,700) is greater than the previous Fee Base ($114,000).

Year	Income Benefit Base	Annual Income Amount	Stored Income Balance			Fee Base
			Beginning of year	Withdrawal Amount	End of year
1	$100,000	$5,000	$0	$0	$0	$100,000
2	$107,000	$5,350	$0	$0	$0	$107,000
3	$114,000	$5,700	$5,700	$0	$5,700	$114,000
4	$114,000	$5,700	$11,400	$0	$11,400	$119,700

Assume, instead, that in your fourth Account Year you take a $11,400 withdrawal. At the beginning of your fifth Account Year, your Income Benefit Base ($114,000) plus your Stored Income Balance ($0) less your Annual Income Amount ($5,700) is less than the current Fee Base ($119,700), so there is no change to the Fee Base as shown below. In Account Year 7, the Fee Base is reset. Your Income Benefit Base ($114,000) plus your Stored Income Balance ($17,100) less your Annual income Amount ($5,700), results in an amount of $125,400, an amount that is greater than the previous Fee Base ($119,700).

Year	Income Benefit Base	Annual Income Amount	Stored Income Balance			Fee Base
			Beginning of year	Withdrawal Amount	End of year
4	$114,000	$5,700	$11,400	$11,400	$0	$119,700
5	$114,000	$5,700	$5,700	$0	$5,700	$119,700
6	$114,000	$5,700	$11,400	$0	$11,400	$119,700
7	$114,000	$5,700	$17,100	$0	$17,100	$125,400

On each Account Anniversary thereafter, your Fee Base is recalculated and reset if necessary.

Your IOD II Plus Fee will not change during an Account Year, unless you take one of two specific actions:

●	If you make an additional Purchase Payment during your first Account Year, you will increase your Fee Base and thus your IOD II Plus Fee.

●	If you make an Early Withdrawal or an Excess Withdrawal, you will decrease your Fee Base and thus your IOD II Plus Fee.

In addition, on your Account Anniversary, the IOD II Plus Fee may also change, if we increase the percentage used to calculate the IOD II Plus Fee as described below under “Step-Up Under IOD II Plus.”

The investment performance of the Designated Funds will not affect your IOD II Plus Fee during an Account Year. However, as stated below under “Step-Up Under IOD II Plus,” favorable investment performance may cause the Income Benefit Base to increase on an Account Anniversary, and thus increase your IOD II Plus Fee.

We will continue to deduct the IOD II Plus Fee until you annuitize your Contract, your Account Value reduces to zero, or your benefits under IOD II Plus are cancelled as described under “Cancellation of IOD II Plus” in this Appendix.

Step-Up Under IOD II Plus

You can step-up your Income Benefit Base and IOD II Plus Bonus Base each Account Anniversary prior to your Annuity Commencement Date, provided that you satisfy certain requirements. First, you must meet eligibility requirements:

●
Your Account Value less your Stored Income Balance (if any) must equal no more than $5,000,000. (For purposes of determining the $5,000,000 limit, we reserve the right, in our sole discretion, to aggregate your Account Value with the account values of all other variable annuity contracts you own issued by Sun Life Assurance Company of Canada (U.S.) or its affiliates.)

●
If your Contract is in the Stored Income Period, your highest quarter-end Account Value (adjusted for subsequent Purchase Payments and withdrawals) during the most recent Account Year (“Highest Quarterly Value”) minus your Stored Income Balance must be greater than your current Income Benefit Base.

●
If your Contract has not started the Stored Income Period, your Highest Quarterly Value during the most recent Account Year must be greater than your current Income Benefit Base (adjusted for any applicable bonus if the Contract is in the IOD II Plus Bonus Period).

Second, if you satisfy the eligibility requirements, we then consider whether market conditions have caused us to increase the percentage rate used to calculate the IOD II Plus Fee on newly issued Contracts. If we are no longer issuing Contracts with IOD II Plus, then the percentage rate we use to calculate your IOD II Plus Fee will be set based upon current market conditions at that time. Significant changes in stock market prices, interest rate fluctuations, and competitive industry trends are among the market conditions we consider in whether to change the fee.

●
If we have not had to increase the percentage rate as described above, the percentage rate we use to calculate your IOD II Plus Fee will remain unchanged and we will automatically step-up your Income Benefit Base and your IOD II Plus Bonus Base (if applicable).

●
If we have had to increase the percentage rate as described above, we offer you the opportunity to step-up at the higher percentage rate. In this case, your written consent is required to accept the higher percentage rate used to calculate your IOD II Plus Fee and step-up your Income Benefit Base. If you do not consent to the step-up and higher percentage, the step-up will not be implemented and all subsequent step-ups of your Income Benefit Base will also be suspended. You may thereafter submit an election form to us, however, in order to consent to the then-applicable percentage rate and thus reactivate subsequent automatic step-ups.

At the time of step-up prior to the Stored Income Period, we will increase your Income Benefit Base and your IOD II Plus Bonus Base each to an amount equal to the highest adjusted quarterly Account Value, if such amount exceeds your current Income Benefit Base (adjusted for any applicable bonus if the Contract is in the IOD II Plus Bonus Period). If the step-up occurred during the IOD II Plus Bonus Period, your IOD II Plus Bonus Period will be renewed for another 10-year period.

At the time of step-up during the Stored Income Period, we will increase your Income Benefit Base to an amount equal to the highest adjusted quarterly Account Value less your Stored Income Balance, if such amount exceeds your current Income Benefit Base. After the step-up, your Annual Income Amount will be 5% of your new Income Benefit Base.

Below are examples of how step-up works under a few different circumstances.

Assume that you are 60 years old when you purchase a Contract with an initial Purchase Payment of $100,000, and that you elect to participate in IOD II Plus with single-life coverage. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base and your IOD II Plus Bonus Base are equal to your initial Purchase Payment. Your Annual Income Amount is $5,000 (5% of your Income Benefit Base). The example assumes you are in the IOD II Plus Bonus Period.

In each of the five examples, Account Values shown are as of the last day of each Account Quarter. Adjustments are made on the day a Purchase Payment or withdrawal is made.

The Account Values on each of your four Account Quarters are $113,000, $108,000, $90,000, and $103,000, respectively. No additional Purchase Payments are made and no withdrawals are taken, so no adjustments to these values are necessary. The highest adjusted quarterly value is $113,000. Both your new Income Benefit Base and IOD II Plus Bonus Base are set to equal $113,000 since that amount exceeds your previous Income Benefit Base increased by 7% of your IOD II Plus Bonus Base ($100,000 + $7,000).

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	n/a	$113,000	$100,000
End of Second Quarter	$108,000	n/a	$108,000	$100,000
End of Third Quarter	$90,000	n/a	$90,000	$100,000
End of Fourth Quarter (before step-up)	$103,000	n/a	$103,000	$100,000
Highest Quarterly Value (after adjustments)			$113,000

Stored Income Balance at end of fourth quarter		n/a (since you are in the IOD II Plus Bonus Period)
Step-up comparison	Is $113,000 greater than $100,000 + $7,000? Yes, so step-up.

On the Account Anniversary (after step-up)
New Income Benefit Base =	$113,000	Highest Quarterly Value (after adjustments)
New Annual Income Amount =	$5,650	$113,000 x 5%
New Stored Income Balance =	n/a	(since you are in the IOD II Plus Bonus Period)
New IOD II Plus Bonus Base =	$113,000

Please note: The end of the fourth Account Quarter and the Account Anniversary are the same day. We only make the distinction to separate values before and after step-up.

If you make an additional Purchase Payment during your first Account Year, your Account Value, your Income Benefit Base, and your IOD II Plus Bonus Base are each immediately increased by the amount of the additional Purchase Payment.

Here is an example of how an additional Purchase Payment of $50,000 made in the second Account Quarter would affect your step-up and assumes that you are in the IOD II Plus Bonus Period:

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	$50,000	$163,000	$100,000
$50,000 Purchase Payment	$163,000	n/a	n/a	$150,000
End of Second Quarter	$158,000	n/a	$158,000	$150,000
End of Third Quarter	$140,000	n/a	$140,000	$150,000
End of Fourth Quarter (before step-up)	$153,000	n/a	$153,000	$150,000
Highest Quarterly Value (after adjustments)			$163,000

Stored Income Balance at end of fourth quarter		n/a (since you are in the IOD II Plus Bonus Period)
Step-up comparison	Is $163,000 greater than $150,000 + $10,500? Yes, so step-up.

On the Account Anniversary (after step-up)
New Income Benefit Base =	$163,500	Highest Quarterly Value (after adjustments).
New Annual Income Amount =	$8,150	$163,500 x 5%
New Stored Income Balance =	n/a	(since you are in the IOD II Plus Bonus Period)
New IOD II Plus Bonus Base =	$163,000

Please note: Since the additional Purchase Payment occurred after the first Account Quarter, the first Account Quarter value was adjusted.

Here is an example of how a $4,000 withdrawal taken in the second Account Quarter would affect your step-up and assumes you are in the IOD II Plus Bonus Period:

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	$4,000	$109,000	$100,000
$4,000 withdrawal	$109,000	n/a	n/a	$100,000
End of Second Quarter	$104,000	n/a	$104,000	$100,000
End of Third Quarter	$86,000	n/a	$86,000	$100,000
End of Fourth Quarter (before step-up)	$99,000	n/a	$99,000	$100,000
Highest Quarterly Value (after adjustments)			$109,000

Stored Income Balance at end of fourth quarter		n/a (since you are in the IOD II Plus Bonus Period)
Step-up comparison	Is $109,000 greater than $100,000 + $0 (no bonus since withdrawal taken? Yes, so step-up.

On the Account Anniversary (after step-up)
New Income Benefit Base =	$109,000	Highest Quarterly Value (after adjustments)
New Annual Income Amount =	$5,450	$109,000 x 5%
New Stored Income Balance =	n/a	(since you are in the IOD II Plus Bonus Period)
New IOD II Plus Bonus Base =	$109,000

Please note: Since the withdrawal occurred after the first Account Quarter, the first Account Quarter value was adjusted.

Assume instead you take a $40,000 withdrawal in the second Account Quarter at a point when the Account Value equaled $99,000 immediately before the withdrawal. Since this withdrawal exceeds your Annual Income Amount, it is considered an Excess Withdrawal. The Excess Withdrawal reduces your Income Benefit Base and your IOD II Plus Bonus Base as described under “Excess Withdrawals” in this Appendix. All previous quarterly Account Values are first reduced by the amount of the Annual Income Amount less any prior withdrawals taken in that Account Year and then adjusted in the same proportion that the Income Benefit Base was adjusted after the Excess Withdrawal. (See the two-step calculation shown in the box below the following example.) The example assumes you are in the IOD II Plus Bonus Period.

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	$45,213	$67,787	$100,000
$40,000 withdrawal	$59,000	n/a	n/a	$62,766
End of Second Quarter	$68,000	n/a	$68,000	$62,766
End of Third Quarter	$50,000	n/a	$50,000	$62,766
End of Fourth Quarter (before step-up)	$63,000	n/a	$63,000	$62,766
Highest Quarterly Value (after adjustments)			$68,000

Stored Income Balance at end of fourth quarter		n/a (since you are in the IOD II Plus Bonus Period)
Step-up comparison	Is $68,000 greater than $62,766 + $0 (no bonus since withdrawal taken)? Yes, so step-up.

On the Account Anniversary (after step-up)
New Income Benefit Base =	$68,000	Highest Quarterly Value (after adjustments)
New Annual Income Amount =	$3,400	$68,000 x 5%
New Stored Income Balance =	n/a	(since you are in the IOD II Plus Bonus Period)
New IOD II Plus Bonus Base =	$68,000

(1)	Reduce the end of First Quarter Account Value by the Annual Income Amount less any prior withdrawals taken in that Account Year	=	$113,000	–	$5,000	= $108,000

(2)	Adjust the Account Value for the first Account Quarter	=	$108,000 x		($99,000 – $40,000)	= $67,787
					$99,000 – $5,000

	The total adjustment	=	$113,000	–	$67,787	= $45,213

Using the facts of the above example where no withdrawals or additional premiums have taken place, assume that for Account Year 2 you have elected to begin the Stored Income Period. As stated in the above example the Income Benefit Base is $113,000 beginning of Account Year 2. Your Annual Income Amount is $5,650 (5% of your Income Benefit Base). Because you have elected to begin the Stored Income Period, your Stored Income Balance is initially equal to your Annual Income Amount ($5,650).

The Account Values on each of your four Account Quarters for Account Year 2 are $105,000, $111,000, $116,000, and $120,000, respectively. No additional Purchase Payments are made and no withdrawals are taken, so no adjustments to these values are necessary. The highest adjusted quarterly value is $120,000. Your new Income Benefit Base is set to equal $114,350 ($120,000 - $5,650) since that amount exceeds your previous Income Benefit Base.

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base

End of First Quarter	$105,000	n/a	$105,000	$113,000
End of Second Quarter	$111,000	n/a	$111,000	$113,000
End of Third Quarter	$116,000	n/a	$116,000	$113,000
End of Fourth Quarter (before step-up)	$120,000	n/a	$120,000	$113,000
Highest Quarterly Value (after adjustments)			$120,000

Stored Income Balance at end of fourth quarter		$5,650
Step-up comparison	Is ($120,000 - $5,650) greater than $113,000? Yes, so step-up.

On the Contract Anniversary (after step-up)
New Income Benefit Base =	$114,350	Highest Quarterly Value (after adjustments) less the Stored Income Balance
New Annual Income Amount =	$5,718	$114,350 x 5%
New Stored Income Balance =	$11,367
New IOD II Plus Bonus Base =	n/a	No longer applicable for the Stored Income Period

Please note: The end of the fourth Account Quarter and the Contract Anniversary are the same day. We only make the distinction to separate values before and after step-up.

Joint-Life Coverage

On the Issue Date, you have the option of electing IOD II Plus with single-life coverage or, for a higher IOD II Plus Fee, with joint-life coverage. Once you make the election, you cannot switch between joint-life and single-life coverage, regardless of any change in life events. Joint-life coverage is not available if you are unmarried on the Issue Date.

Joint-life coverage can be elected on an individually-owned Contract or on a co-owned Contract. On an individually-owned Contract, joint-life coverage is available only if your spouse is the sole primary beneficiary on the Issue Date and remains the sole primary beneficiary while IOD II Plus is in effect. On a co-owned Contract, joint-life coverage is available only if you and your spouse are the only co-owners on the Issue Date and remain so while IOD II Plus is in effect. Whereas single-life coverage provides an Annual Income Amount only until any Participant dies, joint-life coverage provides an Annual Income Amount for as long as either you or your spouse is alive. Note that, for joint-life coverage to continue after the death of any Participant, the surviving spouse must elect to continue the contract through the “Spousal Continuance” provision. See also “Death of Participant Under IOD II Plus with Joint-Life Coverage” in this Appendix.

If you have elected joint-life coverage, the IOD II Plus Bonus Period and the Stored Income Period are determined based on the age of the younger spouse if the younger spouse attains (or would have attained) age 50. (For purposes of joint-life coverage, the younger spouse refers to the person who was the younger spouse on the Issue Date, even if that person has died or is no longer married to the person who was his or her spouse on the Issue Date.) On the first day of the Stored Income Period, your Annual Income Amount will be added to your Stored Income Balance. The First Withdrawal Date will be your Issue Date if the younger spouse is at least age 59 at issue. Otherwise it will be the first Account Anniversary after the younger spouse attains (or would have attained) age 59.

The two spouses on the Issue Date are the only two people covered under the joint-life feature. If a Participant remarries, the new spouse is not covered under the joint-life feature. Therefore, if the spouse on the Issue Date is no longer your spouse, your benefits under IOD II Plus continue for your life and, when you die, annual withdrawals are no longer available. Note that, when you elect joint-life coverage, you also elect the higher joint-life fee. The percentage rate of the fee will not be reduced regardless of any change in life events.

If one spouse is significantly younger than the other spouse, you should carefully consider whether joint-life coverage is an appropriate choice in light of the possibly long waiting period before the benefit begins to store income and in light of the higher fee for joint-life coverage.

Joint-life coverage may not be available on all Contracts.

Cancellation of IOD II Plus

Should you decide that IOD II Plus is no longer appropriate for you, you may cancel IOD II Plus at any time. Upon cancellation, all benefits and charges under IOD II Plus shall cease. Once cancelled, IOD II Plus cannot be reinstated.

Although transfers among the Designated Funds are permitted as described under “Transfer Privilege,” IOD II Plus will be cancelled automatically:

●	if any Purchase Payment is allocated to an investment option other than a Designated Fund; or

●	if any portion of Account Value maintained in a Designated Fund is transferred into an investment option other than a Designated Fund.

IOD II Plus will also be cancelled for any of the following:

●	upon a termination of the Contract;
●	upon annuitization*; or
●	your Income Benefit Base is reduced to zero as a result of Early or Excess Withdrawals.

*Note that the maximum Annuity Commencement Date permitted under this Contract is the first day of the month following the Annuitant’s 95th birthday. See “Selection of Annuity Commencement Date” under “THE INCOME PHASE – ANNUITY PROVISIONS” in the prospectus to which this Appendix is attached.

A change in ownership may also cancel your benefits under IOD II Plus.

Death of Participant Under IOD II Plus with Single-Life Coverage

If you elected single-life coverage, IOD II Plus terminates on the death of any Participant and the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract. Alternately, the Beneficiary may elect to receive the Stored Income Balance, if any. If your surviving spouse is the sole primary Beneficiary and elects to continue the Contract, your spouse has the additional option of electing to participate in a new IOD II Plus Rider on the original Contract (assuming your surviving spouse meets certain eligibility requirements). If your surviving spouse makes such election, all of the following occur:

●	the new Account Value will be the greater of the Stored Income Balance, if any, on the original Contract or the Death Benefit;

●
the new percentage rate used to calculate the IOD II Plus Fee will be set by us based on market conditions at the time and may be higher than the current percentage rate used to calculate the IOD II Plus Fee;

●	the new Income Benefit Base and your new IOD II Plus Bonus Base will each be equal to the Account Value after any Death Benefit has been credited; and

●	the new IOD II Plus Bonus Period begins.

Death of Participant Under IOD II Plus with Joint-Life Coverage

If the surviving spouse on the Death Benefit Date was not the spouse of a Participant on the original Contract’s Issue Date, then this section does not apply, even if joint-life coverage was elected. In such case, if a Participant dies while participating in IOD II Plus, the provisions of the section titled “Death of Participant Under IOD II Plus with Single-Life Coverage” will apply.

If you purchased joint-life coverage and one of the Participants dies, IOD II Plus will continue, provided that the surviving spouse, as the sole primary beneficiary, continues the Contract. In such case:

●	the new Account Value will be equal to the Death Benefit;

●	the Stored Income Balance, if any, will remain unchanged;

●
the Income Benefit Base and the IOD II Plus Bonus Base will remain unchanged until the next Account Anniversary when a step-up could apply due to an increase in the Account Value (see “Step-Up Under IOD II Plus” in this Appendix);

●	on each Account Anniversary, the Annual Income Amount will be equal to the Income Benefit Base multiplied by 5%; and

●	the percentage rate of the IOD II Plus Fee for the joint-life coverage option will continue for the surviving spouse as it was immediately prior to the death of the Participant.

At the death of the surviving spouse, the Contract, including IOD II Plus, terminates.

If you purchased joint-life coverage and the deceased Participant's surviving spouse does not continue the Contract, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Annuitization Under IOD II Plus

Under the terms of IOD II Plus, if your Account Value is greater than zero on your maximum Annuity Commencement Date, you may elect to:

(1)	surrender your Contract and receive the greater of your Cash Surrender Value or your Stored Income Balance, if any;

(2)	annuitize your Account Value under one of the Annuity Options available on that date; or

(3)
(a) receive the remaining Stored Income Balance, if any, in a single sum and (b) annuitize your remaining Account Value as a single-life annuity (or a joint-life annuity, if joint-life coverage was elected at issue and you are still eligible to receive it) with an annualized annuity payment of not less than 5% of your then current Income Benefit Base.

If you make no election, we will default your choice to option 3.

If your Account Value has been reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), and your Income Benefit Base is greater than zero on or before your maximum Annuity Commencement Date, you will receive your full Annual Income Amount each year until you die. For a more complete discussion of this, see “Depleting Your Account Value” in this Appendix.

Certain Tax Considerations

Certain tax considerations may be important to you in connection with a living benefit, such as IOD II Plus. When you elect to participate in IOD II Plus, you may withdraw annual amounts up to the Yearly RMD Amount without affecting your benefit, subject to the conditions stated below. In the event that your Yearly RMD Amount attributable to your Contract is greater than your Stored Income Balance, we are currently waiving the withdrawal provisions under IOD II Plus as follows. If you withdraw all or a portion of your Qualified Contract's Yearly RMD Amount from the Contract while participating in IOD II Plus, we reduce your Account Value and your Stored Income Balance, dollar for dollar, by the amount of the withdrawal to a value not less than zero. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than your Stored Income Balance. In other words, if a Yearly RMD Amount exceeds your Stored Income Balance, we will reduce your Stored Income Balance, but we will not reduce your Income Benefit Base, provided that:

●
you withdraw your Qualified Contract's first Yearly RMD Amount in the calendar year you attain age 70½ rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

●	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Account Year, more than one calendar year's Yearly RMD Amount.

Currently, any withdrawal in excess of the Annual Income Amount or Stored Income Balance that is taken to satisfy the Yearly RMD Amounts will not be treated as an Excess Withdrawal, and will not reduce the Income Benefit Base. However, if there is any material change to the current Code or IRS Rules governing the timing or determination of required minimum distribution amounts, then the Company reserves the right to treat any withdrawal greater than the Annual Income Amount or Stored Income Balance as an Excess Withdrawal which may significantly reduce the Income Benefit Base.

For a further discussion of some of these considerations, please refer to “TAX CONSIDERATIONS - Impact of Optional Death Benefit and Optional Living Benefit Riders” in the prospectus to which this Appendix is attached.

APPENDIX N -
Build Your Portfolio

This Appendix sets forth the Funds and percentage limits that constitute the “build your portfolio” program. This program is more fully described under “BUILD YOUR PORTFOLIO” in the Prospectus. Briefly, if you comply with this program, the portfolio you build will satisfy the Designated Funds requirement under certain optional living benefit riders. For Contracts purchased prior to February 17, 2009, the allocation percentage limits available at issue continue to be applicable: Fixed Income Funds - 25% to 80%; Asset Allocation Funds - 0% to 75%; Core Equity Funds - 0% to 75%; Growth Equity Funds - 0% to 30%; and Specialty Funds - 0% to 10%. If you do not comply with the allocation percentage limits in effect under your Contract, your selection of the Build Your Portfolio model will not qualify as a Designated Fund and your participation in the living benefit will be cancelled.

Fixed Income Funds	Asset Allocation Funds	Core Equity Funds	Growth Equity Funds	Specialty Funds
30% to 80%	0% to 70%	0% to 70%	0% to 30%	0% to 10%

PIMCO Total Return Portfolio[7]	AllianceBernstein Balanced Wealth Strategy Portfolio[8]	Lord Abbett Series Fund All Value Portfolio	Franklin Small Cap Value Securities Fund	Franklin Strategic Income Securities Fund
Sun Capital Investment Grade Bond Fund®	Fidelity® Variable Insurance Products Balanced Portfolio	MFS® Value Portfolio	SCSM Oppenheimer Main Street Small Cap Fund	MFS® High Yield Portfolio[6]
MFS® Government Securities Portfolio	Franklin Income Securities Fund	Van Kampen Life Investment Trust Comstock Portfolio	MFS® Growth Portfolio[2]	PIMCO Emerging Markets Bond Portfolio
MFS® Bond Portfolio	Franklin Templeton Founding Funds Allocation Fund[8,9]	Mutual Shares Securities Fund	Oppenheimer Capital Appreciation Fund/VA	Sun Capital Global Real Estate Fund
PIMCO Real Return Portfolio[7]	MFS® Total Return Portfolio	MFS® Utilities Portfolio	Lord Abbett Series Fund Growth Opportunities Portfolio	PIMCO CommodityRealReturnTM Strategy Portfolio
Huntington VA Mortgage Securities Fund[5]	Oppenheimer Balanced Fund/VA	MFS® Blended Research Core Equity Portfolio[2]	Oppenheimer Main St. Small Cap Fund/VA2	Templeton Developing Markets Securities Fund[6]
MFS® Money Market Portfolio[6,8]	Universal Institutional Funds Inc. - Equity and Income Portfolio[8]	MFS® Global Research Portfolio[2]	MFS® New Discovery Portfolio[2]	MFS® Emerging Markets Equity Portfolio
Sun Capital Money Market Fund®	Fidelity® Variable Insurance Products Fund Freedom 2010 Portfolio[7]	MFS® Core Equity Portfolio	MFS® Mass Investors Growth Stock Portfolio[2]	MFS® Strategic Income Portfolio[1]
SCSM Goldman Sachs Short Duration Fund[8]	Fidelity® Variable Insurance Products Fund Freedom 2015 Portfolio	SCSM Davis Venture Value Fund	MFS® International Value Portfolio	SCSM PIMCO High Yield Fund[8]
SCSM PIMCO Total Return Fund[8]	Fidelity® Variable Insurance Products Fund Freedom 2020 Portfolio	Oppenheimer Main St. Fund®/VA7	Templeton Foreign Securities Fund[6]	Lazard Retirement Emerging Markets Equity Portfolio[8]
SCSM BlackRock Inflation Protected Bond Fund[8]	SCSM Ibbotson Moderate Fund[8]	MFS® Strategic Value Portfolio[1]	MFS® Research International Portfolio	Huntington VA Rotating Markets Fund[5]
	SCSM Ibbotson Balanced Fund[8]	MFS® Mid Cap Value Portfolio[1]	Templeton Growth Securities Fund	Huntington VA Real Strategies Fund[5]
	SCSM Ibbotson Growth Fund[8]	Huntington VA Dividend Capture Fund[5]	First Eagle Overseas Variable Fund	PIMCO All Asset Portfolio[6]
	BlackRock Global Allocation V.I. Fund[8]	Huntington VA Income Equity Fund[5]	Oppenheimer Global Securities Fund/VA
	Huntington VA Balanced Fund[5]	SCSM Lord Abbett Growth & Income Fund[8]	Columbia Marsico International Opportunities Fund, Variable Series
		SCSM Goldman Sachs Mid Cap Value Fund[8]	Fidelity® Variable Insurance Products Fund Mid Cap Portfolio
		AllianceBernstein Wealth Appreciation Strategy Portfolio[8]	Wanger USA[3]
		SCSM Oppenheimer Large Cap Core Fund	Wanger Select[3]
Columbia Small Cap Value, Variable Series [3]
MFS® International Growth Portfolio
SCSM WMC Large Cap Growth Fund[8]
Columbia Marsico Growth Fund, Variable Series[4]
Columbia Marsico 21st Century Fund, Variable Series[4]

Fixed Income Funds	Asset Allocation Funds	Core Equity Funds	Growth Equity Funds	Specialty Funds
30% to 80%	0% to 70%	0% to 70%	0% to 30%	0% to 10%

MFS® Capital Appreciation Portfolio[1]
MFS® Mid Cap Growth Portfolio[1]
MFS® Global Growth Portfolio[1]
Huntington VA Growth Fund[5]
Huntington VA Marco 100 Fund[5]
Huntington VA Mid Corp America Fund[5]
Huntington VA New Economy Fund[5]
Huntington VA International Equity Fund[5]
Huntington VA Situs Fund[5]
SCSM WMC Blue Chip Mid Cap Fund[8]
Universal Institutional Funds Inc. - Mid Cap Growth Portfolio[8]
Universal Institutional Funds Inc. - Mid Cap Value Portfolio[8]
AllianceBernstein International Growth Portfolio[8]
AllianceBernstein International Value Portfolio[7,8]
Fidelity® Variable Insurance Products Fund Contrafund® Portfolio[8]
SCSM AllianceBernstein International Value Fund[8]
SCSM Dremen Small Cap Value Fund[8]
SCSM AIM Small Cap Growth Fund[8]

1 Only available if you purchased your Contract before February 2, 2004.
2 Only available if you purchased your Contract before March 5, 2007.
3 Only available if you purchased your Contract through a Bank of America representative before April 22, 2007.

[4] Only B Class shares available if you purchased your Contract on or after March 5, 2007.  Only A Class shares available if you purchased your Contract through a Bank of America representative before March 5, 2007.

5 Only available if you purchased your Contract through a Huntington Bank representative.
6 Only available if you purchased your Contract before March 10, 2008.
7 Only available if you purchased your Contract before October 20, 2008.
8 Not available for investment if you purchased your Contract through a Bank of America representative between April 25, 2005 and April 20, 2007.
9 Only available if you purchased your Contract before February 17, 2009.

APPENDIX O -
CONDENSED FINANCIAL INFORMATION

The following information for SUN LIFE FINANCIAL MASTERS EXTRA should be read in conjunction with the Variable Account's financial statements appearing in the Statement of Additional Information. The $10 beginning value for each accumulation unit is as of the date the unit commenced, which was generally later than the first day of the year shown.

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value Beginning of Year	Number of Accumulation Units End of Year
AllianceBernstein International Growth Portfolio	01	2008	10.0000	5.6728	19,245

AllianceBernstein International Growth Portfolio	02	2008	10.0000	5.6634	39,580

AllianceBernstein International Growth Portfolio	03	2008	10.0000	5.6611	0

AllianceBernstein International Growth Portfolio	04	2008	10.0000	5.6540	4,196

AllianceBernstein International Growth Portfolio	05	2008	10.0000	5.6517	2,270

AllianceBernstein International Growth Portfolio	06	2008	10.0000	5.6446	0

AllianceBernstein International Growth Portfolio	07	2008	10.0000	5.6423	0

AllianceBernstein International Growth Portfolio	08	2008	10.0000	5.6329	0

AllianceBernstein VPS Balanced Wealth Strategy Port B Share	01	2008	10.0000	7.6615	397,531

AllianceBernstein VPS Balanced Wealth Strategy Port B Share	02	2008	10.0000	7.6488	9,662

AllianceBernstein VPS Balanced Wealth Strategy Port B Share	03	2008	10.0000	7.6456	0

AllianceBernstein VPS Balanced Wealth Strategy Port B Share	04	2008	10.0000	7.6361	0

AllianceBernstein VPS Balanced Wealth Strategy Port B Share	05	2008	10.0000	7.6330	0

AllianceBernstein VPS Balanced Wealth Strategy Port B Share	06	2008	10.0000	7.6235	0

AllianceBernstein VPS Balanced Wealth Strategy Port B Share	07	2008	10.0000	7.6203	0

AllianceBernstein VPS Balanced Wealth Strategy Port B Share	08	2008	10.0000	7.6076	0

AllianceBernstein VPS International Value Portfolio B Share	01	2008	10.0000	5.3687	1,447,485

AllianceBernstein VPS International Value Portfolio B Share	02	2008	10.0000	5.3598	1,065,671

AllianceBernstein VPS International Value Portfolio B Share	03	2008	10.0000	5.3576	25,656

AllianceBernstein VPS International Value Portfolio B Share	04	2008	10.0000	5.3509	266,337

AllianceBernstein VPS International Value Portfolio B Share	05	2008	10.0000	5.3487	1,792

AllianceBernstein VPS International Value Portfolio B Share	06	2008	10.0000	5.3420	16,976

AllianceBernstein VPS International Value Portfolio B Share	07	2008	10.0000	5.3398	27,983

AllianceBernstein VPS International Value Portfolio B Share	08	2008	10.0000	5.3309	2,335

AllianceBernstein VPS Wealth Appreciation Strat Port B Share	01	2008	10.0000	6.5739	13,724

AllianceBernstein VPS Wealth Appreciation Strat Port B Share	02	2008	10.0000	6.5630	12,476

AllianceBernstein VPS Wealth Appreciation Strat Port B Share	03	2008	10.0000	6.5603	0

AllianceBernstein VPS Wealth Appreciation Strat Port B Share	04	2008	10.0000	6.5521	0

AllianceBernstein VPS Wealth Appreciation Strat Port B Share	05	2008	10.0000	6.5494	0

AllianceBernstein VPS Wealth Appreciation Strat Port B Share	06	2008	10.0000	6.5412	0

AllianceBernstein VPS Wealth Appreciation Strat Port B Share	07	2008	10.0000	6.5385	0

AllianceBernstein VPS Wealth Appreciation Strat Port B Share	08	2008	10.0000	6.5276	0

BlackRock Global Allocation	01	2008	10.0000	10.0710	237,777

BlackRock Global Allocation	02	2008	10.0000	10.0669	34,315

BlackRock Global Allocation	03	2008	10.0000	10.0659	0

BlackRock Global Allocation	04	2008	10.0000	10.0629	15,273

BlackRock Global Allocation	05	2008	10.0000	10.0619	0

BlackRock Global Allocation	06	2008	10.0000	10.0588	0

BlackRock Global Allocation	07	2008	10.0000	10.0578	0

BlackRock Global Allocation	08	2008	10.0000	10.0537	0

Columbia Marsico 21st Century Class B	01	2008	12.1432	6.7121	1,778,668
Columbia Marsico 21st Century Class B	01	2007	10.0000	12.1432	698,902

Columbia Marsico 21st Century Class B	02	2008	12.1228	6.6871	1,360,048
Columbia Marsico 21st Century Class B	02	2007	10.0000	12.1228	526,384

Columbia Marsico 21st Century Class B	03	2008	12.1177	6.6809	40,244
Columbia Marsico 21st Century Class B	03	2007	10.0000	12.1177	4,306

Columbia Marsico 21st Century Class B	04	2008	12.1024	6.6621	315,205
Columbia Marsico 21st Century Class B	04	2007	10.0000	12.1024	109,925

Columbia Marsico 21st Century Class B	05	2008	12.0974	6.6559	0
Columbia Marsico 21st Century Class B	05	2007	10.0000	12.0974	0

Columbia Marsico 21st Century Class B	06	2008	12.0821	6.6372	10,088
Columbia Marsico 21st Century Class B	06	2007	10.0000	12.0821	9,727

Columbia Marsico 21st Century Class B	07	2008	12.0770	6.6310	21,342
Columbia Marsico 21st Century Class B	07	2007	10.0000	12.0770	0

Columbia Marsico 21st Century Class B	08	2008	12.0566	6.6062	1,792
Columbia Marsico 21st Century Class B	08	2007	10.0000	12.0566	0

Columbia Marsico 21st Century Fund, Variable Series	01	2008	15.5606	8.6313	0
Columbia Marsico 21st Century Fund, Variable Series	01	2007	13.2715	15.5606	0
Columbia Marsico 21st Century Fund, Variable Series	01	2006	11.2743	13.2715	0
Columbia Marsico 21st Century Fund, Variable Series	01	2005	10.0000	11.2743	0

Columbia Marsico 21st Century Fund, Variable Series	02	2008	15.4727	8.5650	0
Columbia Marsico 21st Century Fund, Variable Series	02	2007	13.2236	15.4727	0
Columbia Marsico 21st Century Fund, Variable Series	02	2006	11.2565	13.2236	0
Columbia Marsico 21st Century Fund, Variable Series	02	2005	10.0000	11.2565	0

Columbia Marsico 21st Century Fund, Variable Series	03	2008	15.4508	8.5485	0
Columbia Marsico 21st Century Fund, Variable Series	03	2007	13.2116	15.4508	0
Columbia Marsico 21st Century Fund, Variable Series	03	2006	11.2520	13.2116	0
Columbia Marsico 21st Century Fund, Variable Series	03	2005	10.0000	11.2520	0

Columbia Marsico 21st Century Fund, Variable Series	04	2008	15.3851	8.4990	0
Columbia Marsico 21st Century Fund, Variable Series	04	2007	13.1757	15.3851	0
Columbia Marsico 21st Century Fund, Variable Series	04	2006	11.2386	13.1757	0
Columbia Marsico 21st Century Fund, Variable Series	04	2005	10.0000	11.2386	0

Columbia Marsico 21st Century Fund, Variable Series	05	2008	15.3634	8.4827	0
Columbia Marsico 21st Century Fund, Variable Series	05	2007	13.1639	15.3634	0
Columbia Marsico 21st Century Fund, Variable Series	05	2006	11.2342	13.1639	0
Columbia Marsico 21st Century Fund, Variable Series	05	2005	10.0000	11.2342	0

Columbia Marsico 21st Century Fund, Variable Series	06	2008	15.2979	8.4335	0
Columbia Marsico 21st Century Fund, Variable Series	06	2007	13.1280	15.2979	0
Columbia Marsico 21st Century Fund, Variable Series	06	2006	11.2208	13.1280	0
Columbia Marsico 21st Century Fund, Variable Series	06	2005	10.0000	11.2208	0

Columbia Marsico 21st Century Fund, Variable Series	07	2008	15.2762	8.4172	0
Columbia Marsico 21st Century Fund, Variable Series	07	2007	13.1161	15.2762	0
Columbia Marsico 21st Century Fund, Variable Series	07	2006	11.2163	13.1161	0
Columbia Marsico 21st Century Fund, Variable Series	07	2005	10.0000	11.2163	0

Columbia Marsico 21st Century Fund, Variable Series	08	2008	15.1893	8.3520	0
Columbia Marsico 21st Century Fund, Variable Series	08	2007	13.0685	15.1893	0
Columbia Marsico 21st Century Fund, Variable Series	08	2006	11.1984	13.0685	0
Columbia Marsico 21st Century Fund, Variable Series	08	2005	10.0000	11.1984	0

Columbia Marsico Growth Class B	01	2008	11.7829	6.9962	240,163
Columbia Marsico Growth Class B	01	2007	10.0000	11.7829	143,107

Columbia Marsico Growth Class B	02	2008	11.7631	6.9702	89,652
Columbia Marsico Growth Class B	02	2007	10.0000	11.7631	26,603

Columbia Marsico Growth Class B	03	2008	11.7582	6.9637	9,062
Columbia Marsico Growth Class B	03	2007	10.0000	11.7582	0

Columbia Marsico Growth Class B	04	2008	11.7433	6.9442	25,547
Columbia Marsico Growth Class B	04	2007	10.0000	11.7433	15,710

Columbia Marsico Growth Class B	05	2008	11.7384	6.9377	0
Columbia Marsico Growth Class B	05	2007	10.0000	11.7384	0

Columbia Marsico Growth Class B	06	2008	11.7235	6.9182	0
Columbia Marsico Growth Class B	06	2007	10.0000	11.7235	0

Columbia Marsico Growth Class B	07	2008	11.7186	6.9118	0
Columbia Marsico Growth Class B	07	2007	10.0000	11.7186	0

Columbia Marsico Growth Class B	08	2008	11.6988	6.8859	0
Columbia Marsico Growth Class B	08	2007	10.0000	11.6988	0

Columbia Marsico Growth Fund, Variable Series	01	2008	13.1881	7.8494	0
Columbia Marsico Growth Fund, Variable Series	01	2007	11.4213	13.1881	0
Columbia Marsico Growth Fund, Variable Series	01	2006	10.9510	11.4213	0
Columbia Marsico Growth Fund, Variable Series	01	2005	10.0000	10.9510	0

Columbia Marsico Growth Fund, Variable Series	02	2008	13.1136	7.7891	0
Columbia Marsico Growth Fund, Variable Series	02	2007	11.3800	13.1136	0
Columbia Marsico Growth Fund, Variable Series	02	2006	10.9337	11.3800	0
Columbia Marsico Growth Fund, Variable Series	02	2005	10.0000	10.9337	0

Columbia Marsico Growth Fund, Variable Series	03	2008	13.0950	7.7741	0
Columbia Marsico Growth Fund, Variable Series	03	2007	11.3697	13.0950	0
Columbia Marsico Growth Fund, Variable Series	03	2006	10.9293	11.3697	0
Columbia Marsico Growth Fund, Variable Series	03	2005	10.0000	10.9293	0

Columbia Marsico Growth Fund, Variable Series	04	2008	13.0393	7.7291	0
Columbia Marsico Growth Fund, Variable Series	04	2007	11.3388	13.0393	0
Columbia Marsico Growth Fund, Variable Series	04	2006	10.9163	11.3388	0
Columbia Marsico Growth Fund, Variable Series	04	2005	10.0000	10.9163	0

Columbia Marsico Growth Fund, Variable Series	05	2008	13.0210	7.7143	0
Columbia Marsico Growth Fund, Variable Series	05	2007	11.3286	13.0210	0
Columbia Marsico Growth Fund, Variable Series	05	2006	10.9120	11.3286	0
Columbia Marsico Growth Fund, Variable Series	05	2005	10.0000	10.9120	0

Columbia Marsico Growth Fund, Variable Series	06	2008	12.9655	7.6695	0
Columbia Marsico Growth Fund, Variable Series	06	2007	11.2978	12.9655	0
Columbia Marsico Growth Fund, Variable Series	06	2006	10.8990	11.2978	0
Columbia Marsico Growth Fund, Variable Series	06	2005	10.0000	10.8990	0

Columbia Marsico Growth Fund, Variable Series	07	2008	12.9471	7.6547	0
Columbia Marsico Growth Fund, Variable Series	07	2007	11.2875	12.9471	0
Columbia Marsico Growth Fund, Variable Series	07	2006	10.8946	11.2875	0
Columbia Marsico Growth Fund, Variable Series	07	2005	10.0000	10.8946	0

Columbia Marsico Growth Fund, Variable Series	08	2008	12.8734	7.5955	0
Columbia Marsico Growth Fund, Variable Series	08	2007	11.2465	12.8734	0
Columbia Marsico Growth Fund, Variable Series	08	2006	10.8773	11.2465	0
Columbia Marsico Growth Fund, Variable Series	08	2005	10.0000	10.8773	0

Columbia Marsico International Opp fund, Variable Fund	01	2008	17.0108	8.6131	57,443
Columbia Marsico International Opp fund, Variable Fund	01	2007	14.4611	17.0108	38,622
Columbia Marsico International Opp fund, Variable Fund	01	2006	11.9382	14.4611	0
Columbia Marsico International Opp fund, Variable Fund	01	2005	10.0000	11.9382	0

Columbia Marsico International Opp fund, Variable Fund	02	2008	16.9148	8.5469	108,652
Columbia Marsico International Opp fund, Variable Fund	02	2007	14.4089	16.9148	27,367
Columbia Marsico International Opp fund, Variable Fund	02	2006	11.9193	14.4089	0
Columbia Marsico International Opp fund, Variable Fund	02	2005	10.0000	11.9193	0

Columbia Marsico International Opp fund, Variable Fund	03	2008	16.8907	8.5304	7,170
Columbia Marsico International Opp fund, Variable Fund	03	2007	14.3959	16.8907	347
Columbia Marsico International Opp fund, Variable Fund	03	2006	11.9146	14.3959	0
Columbia Marsico International Opp fund, Variable Fund	03	2005	10.0000	11.9146	0

Columbia Marsico International Opp fund, Variable Fund	04	2008	16.8189	8.4811	25,001
Columbia Marsico International Opp fund, Variable Fund	04	2007	14.3568	16.8189	21,469
Columbia Marsico International Opp fund, Variable Fund	04	2006	11.9004	14.3568	0
Columbia Marsico International Opp fund, Variable Fund	04	2005	10.0000	11.9004	0

Columbia Marsico International Opp fund, Variable Fund	05	2008	16.7952	8.4648	0
Columbia Marsico International Opp fund, Variable Fund	05	2007	14.3439	16.7952	0
Columbia Marsico International Opp fund, Variable Fund	05	2006	11.8957	14.3439	0
Columbia Marsico International Opp fund, Variable Fund	05	2005	10.0000	11.8957	0

Columbia Marsico International Opp fund, Variable Fund	06	2008	16.7236	8.4157	0
Columbia Marsico International Opp fund, Variable Fund	06	2007	14.3048	16.7236	0
Columbia Marsico International Opp fund, Variable Fund	06	2006	11.8815	14.3048	0
Columbia Marsico International Opp fund, Variable Fund	06	2005	10.0000	11.8815	0

Columbia Marsico International Opp fund, Variable Fund	07	2008	16.6999	8.3994	0
Columbia Marsico International Opp fund, Variable Fund	07	2007	14.2918	16.6999	0
Columbia Marsico International Opp fund, Variable Fund	07	2006	11.8768	14.2918	0
Columbia Marsico International Opp fund, Variable Fund	07	2005	10.0000	11.8768	0

Columbia Marsico International Opp fund, Variable Fund	08	2008	16.6049	8.3345	0
Columbia Marsico International Opp fund, Variable Fund	08	2007	14.2399	16.6049	0
Columbia Marsico International Opp fund, Variable Fund	08	2006	11.8579	14.2399	0
Columbia Marsico International Opp fund, Variable Fund	08	2005	10.0000	11.8579	0

Columbia Small Cap Value Fund, Variable Series	01	2008	11.9477	8.4373	0
Columbia Small Cap Value Fund, Variable Series	01	2007	12.4771	11.9477	0
Columbia Small Cap Value Fund, Variable Series	01	2006	10.6333	12.4771	0
Columbia Small Cap Value Fund, Variable Series	01	2005	10.0000	10.6333	0

Columbia Small Cap Value Fund, Variable Series	02	2008	11.8802	8.3725	0
Columbia Small Cap Value Fund, Variable Series	02	2007	12.4321	11.8802	0
Columbia Small Cap Value Fund, Variable Series	02	2006	10.6165	12.4321	0
Columbia Small Cap Value Fund, Variable Series	02	2005	10.0000	10.6165	0

Columbia Small Cap Value Fund, Variable Series	03	2008	11.8633	8.3563	0
Columbia Small Cap Value Fund, Variable Series	03	2007	12.4208	11.8633	0
Columbia Small Cap Value Fund, Variable Series	03	2006	10.6123	12.4208	0
Columbia Small Cap Value Fund, Variable Series	03	2005	10.0000	10.6123	0

Columbia Small Cap Value Fund, Variable Series	04	2008	11.8129	8.3079	0
Columbia Small Cap Value Fund, Variable Series	04	2007	12.3871	11.8129	0
Columbia Small Cap Value Fund, Variable Series	04	2006	10.5996	12.3871	0
Columbia Small Cap Value Fund, Variable Series	04	2005	10.0000	10.5996	0

Columbia Small Cap Value Fund, Variable Series	05	2008	11.7962	8.2920	0
Columbia Small Cap Value Fund, Variable Series	05	2007	12.3759	11.7962	0
Columbia Small Cap Value Fund, Variable Series	05	2006	10.5955	12.3759	0
Columbia Small Cap Value Fund, Variable Series	05	2005	10.0000	10.5955	0

Columbia Small Cap Value Fund, Variable Series	06	2008	11.7459	8.2439	0
Columbia Small Cap Value Fund, Variable Series	06	2007	12.3422	11.7459	0
Columbia Small Cap Value Fund, Variable Series	06	2006	10.5828	12.3422	0
Columbia Small Cap Value Fund, Variable Series	06	2005	10.0000	10.5828	0

Columbia Small Cap Value Fund, Variable Series	07	2008	11.7293	8.2279	0
Columbia Small Cap Value Fund, Variable Series	07	2007	12.3310	11.7293	0
Columbia Small Cap Value Fund, Variable Series	07	2006	10.5786	12.3310	0
Columbia Small Cap Value Fund, Variable Series	07	2005	10.0000	10.5786	0

Columbia Small Cap Value Fund, Variable Series	08	2008	11.6625	8.1643	0
Columbia Small Cap Value Fund, Variable Series	08	2007	12.2862	11.6625	0
Columbia Small Cap Value Fund, Variable Series	08	2006	10.5618	12.2862	0
Columbia Small Cap Value Fund, Variable Series	08	2005	10.0000	10.5618	0

Fidelity VIP Balanced Svc2	01	2008	10.7289	6.9446	325,443
Fidelity VIP Balanced Svc2	01	2007	10.0000	10.7289	325,035

Fidelity VIP Balanced Svc2	02	2008	10.7109	6.9187	123,768
Fidelity VIP Balanced Svc2	02	2007	10.0000	10.7109	59,950

Fidelity VIP Balanced Svc2	03	2008	10.7064	6.9123	3,655
Fidelity VIP Balanced Svc2	03	2007	10.0000	10.7064	0

Fidelity VIP Balanced Svc2	04	2008	10.6929	6.8929	25,042
Fidelity VIP Balanced Svc2	04	2007	10.0000	10.6929	189

Fidelity VIP Balanced Svc2	05	2008	10.6884	6.8865	0
Fidelity VIP Balanced Svc2	05	2007	10.0000	10.6884	0

Fidelity VIP Balanced Svc2	06	2008	10.6748	6.8672	0
Fidelity VIP Balanced Svc2	06	2007	10.0000	10.6748	0

Fidelity VIP Balanced Svc2	07	2008	10.6704	6.8608	0
Fidelity VIP Balanced Svc2	07	2007	10.0000	10.6704	0

Fidelity VIP Balanced Svc2	08	2008	10.6523	6.8351	0
Fidelity VIP Balanced Svc2	08	2007	10.0000	10.6523	0

Fidelity VIP Contrafund Portfolio	01	2008	10.0000	6.6565	704,815

Fidelity VIP Contrafund Portfolio	02	2008	10.0000	6.6455	328,060

Fidelity VIP Contrafund Portfolio	03	2008	10.0000	6.6427	24,815

Fidelity VIP Contrafund Portfolio	04	2008	10.0000	6.6344	77,504

Fidelity VIP Contrafund Portfolio	05	2008	10.0000	6.6317	2,408

Fidelity VIP Contrafund Portfolio	06	2008	10.0000	6.6234	0

Fidelity VIP Contrafund Portfolio	07	2008	10.0000	6.6207	0

Fidelity VIP Contrafund Portfolio	08	2008	10.0000	6.6096	0

Fidelity VIP Freedom 2010 Portfolio Service Class 2	01	2008	11.8386	8.7079	83,190
Fidelity VIP Freedom 2010 Portfolio Service Class 2	01	2007	11.1088	11.8386	48,878
Fidelity VIP Freedom 2010 Portfolio Service Class 2	01	2006	10.3124	11.1088	9,386
Fidelity VIP Freedom 2010 Portfolio Service Class 2	01	2005	10.0000	10.3124	0

Fidelity VIP Freedom 2010 Portfolio Service Class 2	02	2008	11.7865	8.6518	131,021
Fidelity VIP Freedom 2010 Portfolio Service Class 2	02	2007	11.0826	11.7865	26,686
Fidelity VIP Freedom 2010 Portfolio Service Class 2	02	2006	10.3090	11.0826	16,930
Fidelity VIP Freedom 2010 Portfolio Service Class 2	02	2005	10.0000	10.3090	0

Fidelity VIP Freedom 2010 Portfolio Service Class 2	03	2008	11.7734	8.6378	349
Fidelity VIP Freedom 2010 Portfolio Service Class 2	03	2007	11.0760	11.7734	349
Fidelity VIP Freedom 2010 Portfolio Service Class 2	03	2006	10.3081	11.0760	0
Fidelity VIP Freedom 2010 Portfolio Service Class 2	03	2005	10.0000	10.3081	0

Fidelity VIP Freedom 2010 Portfolio Service Class 2	04	2008	11.7344	8.5959	98,277
Fidelity VIP Freedom 2010 Portfolio Service Class 2	04	2007	11.0563	11.7344	27,293
Fidelity VIP Freedom 2010 Portfolio Service Class 2	04	2006	10.3055	11.0563	26,249
Fidelity VIP Freedom 2010 Portfolio Service Class 2	04	2005	10.0000	10.3055	0

Fidelity VIP Freedom 2010 Portfolio Service Class 2	05	2008	11.7215	8.5821	0
Fidelity VIP Freedom 2010 Portfolio Service Class 2	05	2007	11.0498	11.7215	0
Fidelity VIP Freedom 2010 Portfolio Service Class 2	05	2006	10.3046	11.0498	0
Fidelity VIP Freedom 2010 Portfolio Service Class 2	05	2005	10.0000	10.3046	0

Fidelity VIP Freedom 2010 Portfolio Service Class 2	06	2008	11.6825	8.5404	0
Fidelity VIP Freedom 2010 Portfolio Service Class 2	06	2007	11.0300	11.6825	0
Fidelity VIP Freedom 2010 Portfolio Service Class 2	06	2006	10.3020	11.0300	0
Fidelity VIP Freedom 2010 Portfolio Service Class 2	06	2005	10.0000	10.3020	0

Fidelity VIP Freedom 2010 Portfolio Service Class 2	07	2008	11.6696	8.5266	0
Fidelity VIP Freedom 2010 Portfolio Service Class 2	07	2007	11.0235	11.6696	0
Fidelity VIP Freedom 2010 Portfolio Service Class 2	07	2006	10.3012	11.0235	0
Fidelity VIP Freedom 2010 Portfolio Service Class 2	07	2005	10.0000	10.3012	0

Fidelity VIP Freedom 2010 Portfolio Service Class 2	08	2008	11.6178	8.4713	0
Fidelity VIP Freedom 2010 Portfolio Service Class 2	08	2007	10.9973	11.6178	0
Fidelity VIP Freedom 2010 Portfolio Service Class 2	08	2006	10.2977	10.9973	0
Fidelity VIP Freedom 2010 Portfolio Service Class 2	08	2005	10.0000	10.2977	0

Fidelity VIP Freedom 2015 Portfolio Service Class 2	01	2008	12.1343	8.6716	177,513
Fidelity VIP Freedom 2015 Portfolio Service Class 2	01	2007	11.3182	12.1343	88,139
Fidelity VIP Freedom 2015 Portfolio Service Class 2	01	2006	10.3876	11.3182	33,619
Fidelity VIP Freedom 2015 Portfolio Service Class 2	01	2005	10.0000	10.3876	0

Fidelity VIP Freedom 2015 Portfolio Service Class 2	02	2008	12.0809	8.6158	205,465
Fidelity VIP Freedom 2015 Portfolio Service Class 2	02	2007	11.2915	12.0809	134,960
Fidelity VIP Freedom 2015 Portfolio Service Class 2	02	2006	10.3841	11.2915	54,920
Fidelity VIP Freedom 2015 Portfolio Service Class 2	02	2005	10.0000	10.3841	0

Fidelity VIP Freedom 2015 Portfolio Service Class 2	03	2008	12.0675	8.6018	4,928
Fidelity VIP Freedom 2015 Portfolio Service Class 2	03	2007	11.2848	12.0675	4,957
Fidelity VIP Freedom 2015 Portfolio Service Class 2	03	2006	10.3832	11.2848	0
Fidelity VIP Freedom 2015 Portfolio Service Class 2	03	2005	10.0000	10.3832	0

Fidelity VIP Freedom 2015 Portfolio Service Class 2	04	2008	12.0275	8.5601	73,989
Fidelity VIP Freedom 2015 Portfolio Service Class 2	04	2007	11.2647	12.0275	32,008
Fidelity VIP Freedom 2015 Portfolio Service Class 2	04	2006	10.3806	11.2647	7,962
Fidelity VIP Freedom 2015 Portfolio Service Class 2	04	2005	10.0000	10.3806	0

Fidelity VIP Freedom 2015 Portfolio Service Class 2	05	2008	12.0143	8.5463	0
Fidelity VIP Freedom 2015 Portfolio Service Class 2	05	2007	11.2581	12.0143	0
Fidelity VIP Freedom 2015 Portfolio Service Class 2	05	2006	10.3798	11.2581	0
Fidelity VIP Freedom 2015 Portfolio Service Class 2	05	2005	10.0000	10.3798	0

Fidelity VIP Freedom 2015 Portfolio Service Class 2	06	2008	11.9744	8.5048	0
Fidelity VIP Freedom 2015 Portfolio Service Class 2	06	2007	11.2380	11.9744	0
Fidelity VIP Freedom 2015 Portfolio Service Class 2	06	2006	10.3771	11.2380	0
Fidelity VIP Freedom 2015 Portfolio Service Class 2	06	2005	10.0000	10.3771	0

Fidelity VIP Freedom 2015 Portfolio Service Class 2	07	2008	11.9611	8.4910	0
Fidelity VIP Freedom 2015 Portfolio Service Class 2	07	2007	11.2313	11.9611	0
Fidelity VIP Freedom 2015 Portfolio Service Class 2	07	2006	10.3763	11.2313	0
Fidelity VIP Freedom 2015 Portfolio Service Class 2	07	2005	10.0000	10.3763	0

Fidelity VIP Freedom 2015 Portfolio Service Class 2	08	2008	11.9081	8.4359	0
Fidelity VIP Freedom 2015 Portfolio Service Class 2	08	2007	11.2046	11.9081	0
Fidelity VIP Freedom 2015 Portfolio Service Class 2	08	2006	10.3728	11.2046	0
Fidelity VIP Freedom 2015 Portfolio Service Class 2	08	2005	10.0000	10.3728	0

Fidelity VIP Freedom 2020 Portfolio Service Class 2	01	2008	12.3779	8.1759	373,927
Fidelity VIP Freedom 2020 Portfolio Service Class 2	01	2007	11.4517	12.3779	169,054
Fidelity VIP Freedom 2020 Portfolio Service Class 2	01	2006	10.4285	11.4517	86,470
Fidelity VIP Freedom 2020 Portfolio Service Class 2	01	2005	10.0000	10.4285	0

Fidelity VIP Freedom 2020 Portfolio Service Class 2	02	2008	12.3234	8.1233	239,991
Fidelity VIP Freedom 2020 Portfolio Service Class 2	02	2007	11.4246	12.3234	213,737
Fidelity VIP Freedom 2020 Portfolio Service Class 2	02	2006	10.4250	11.4246	123,216
Fidelity VIP Freedom 2020 Portfolio Service Class 2	02	2005	10.0000	10.4250	0

Fidelity VIP Freedom 2020 Portfolio Service Class 2	03	2008	12.3098	8.1101	14,633
Fidelity VIP Freedom 2020 Portfolio Service Class 2	03	2007	11.4178	12.3098	335
Fidelity VIP Freedom 2020 Portfolio Service Class 2	03	2006	10.4241	11.4178	2,355
Fidelity VIP Freedom 2020 Portfolio Service Class 2	03	2005	10.0000	10.4241	0

Fidelity VIP Freedom 2020 Portfolio Service Class 2	04	2008	12.2690	8.0708	96,222
Fidelity VIP Freedom 2020 Portfolio Service Class 2	04	2007	11.3975	12.2690	151,913
Fidelity VIP Freedom 2020 Portfolio Service Class 2	04	2006	10.4215	11.3975	39,985
Fidelity VIP Freedom 2020 Portfolio Service Class 2	04	2005	10.0000	10.4215	0

Fidelity VIP Freedom 2020 Portfolio Service Class 2	05	2008	12.2555	8.0578	8,643
Fidelity VIP Freedom 2020 Portfolio Service Class 2	05	2007	11.3908	12.2555	8,693
Fidelity VIP Freedom 2020 Portfolio Service Class 2	05	2006	10.4206	11.3908	8,736
Fidelity VIP Freedom 2020 Portfolio Service Class 2	05	2005	10.0000	10.4206	0

Fidelity VIP Freedom 2020 Portfolio Service Class 2	06	2008	12.2147	8.0186	6,347
Fidelity VIP Freedom 2020 Portfolio Service Class 2	06	2007	11.3705	12.2147	10,062
Fidelity VIP Freedom 2020 Portfolio Service Class 2	06	2006	10.4180	11.3705	12,640
Fidelity VIP Freedom 2020 Portfolio Service Class 2	06	2005	10.0000	10.4180	0

Fidelity VIP Freedom 2020 Portfolio Service Class 2	07	2008	12.2012	8.0056	0
Fidelity VIP Freedom 2020 Portfolio Service Class 2	07	2007	11.3638	12.2012	0
Fidelity VIP Freedom 2020 Portfolio Service Class 2	07	2006	10.4171	11.3638	0
Fidelity VIP Freedom 2020 Portfolio Service Class 2	07	2005	10.0000	10.4171	0

Fidelity VIP Freedom 2020 Portfolio Service Class 2	08	2008	12.1471	7.9537	0
Fidelity VIP Freedom 2020 Portfolio Service Class 2	08	2007	11.3367	12.1471	0
Fidelity VIP Freedom 2020 Portfolio Service Class 2	08	2006	10.4136	11.3367	0
Fidelity VIP Freedom 2020 Portfolio Service Class 2	08	2005	10.0000	10.4136	0

Fidelity VIP Mid Cap Svc2	01	2008	11.6777	6.9321	1,604,909
Fidelity VIP Mid Cap Svc2	01	2007	10.0000	11.6777	1,230,166

Fidelity VIP Mid Cap Svc2	02	2008	11.6582	6.9064	1,205,079
Fidelity VIP Mid Cap Svc2	02	2007	10.0000	11.6582	963,511

Fidelity VIP Mid Cap Svc2	03	2008	11.6532	6.8999	35,127
Fidelity VIP Mid Cap Svc2	03	2007	10.0000	11.6532	15,582

Fidelity VIP Mid Cap Svc2	04	2008	11.6385	6.8806	283,366
Fidelity VIP Mid Cap Svc2	04	2007	10.0000	11.6385	190,000

Fidelity VIP Mid Cap Svc2	05	2008	11.6337	6.8742	0
Fidelity VIP Mid Cap Svc2	05	2007	10.0000	11.6337	0

Fidelity VIP Mid Cap Svc2	06	2008	11.6189	6.8549	0
Fidelity VIP Mid Cap Svc2	06	2007	10.0000	11.6189	3,396

Fidelity VIP Mid Cap Svc2	07	2008	11.6140	6.8485	1,822
Fidelity VIP Mid Cap Svc2	07	2007	10.0000	11.6140	914

Fidelity VIP Mid Cap Svc2	08	2008	11.5944	6.8228	0
Fidelity VIP Mid Cap Svc2	08	2007	10.0000	11.5944	0

First Eagle Overseas Variable Fund	01	2008	10.6485	8.4967	2,091,252
First Eagle Overseas Variable Fund	01	2007	10.0000	10.6485	1,183,563

First Eagle Overseas Variable Fund	02	2008	10.6307	8.4652	1,266,500
First Eagle Overseas Variable Fund	02	2007	10.0000	10.6307	559,524

First Eagle Overseas Variable Fund	03	2008	10.6262	8.4573	36,278
First Eagle Overseas Variable Fund	03	2007	10.0000	10.6262	38,312

First Eagle Overseas Variable Fund	04	2008	10.6128	8.4336	202,133
First Eagle Overseas Variable Fund	04	2007	10.0000	10.6128	106,182

First Eagle Overseas Variable Fund	05	2008	10.6083	8.4258	0
First Eagle Overseas Variable Fund	05	2007	10.0000	10.6083	0

First Eagle Overseas Variable Fund	06	2008	10.5949	8.4021	0
First Eagle Overseas Variable Fund	06	2007	10.0000	10.5949	0

First Eagle Overseas Variable Fund	07	2008	10.5904	8.3943	0
First Eagle Overseas Variable Fund	07	2007	10.0000	10.5904	0

First Eagle Overseas Variable Fund	08	2008	10.5725	8.3629	0
First Eagle Overseas Variable Fund	08	2007	10.0000	10.5725	0

FRANKLIN Income Securities Class 2	01	2008	10.1772	7.0369	831,198
FRANKLIN Income Securities Class 2	01	2007	10.0000	10.1772	575,047

FRANKLIN Income Securities Class 2	02	2008	10.1602	7.0107	280,914
FRANKLIN Income Securities Class 2	02	2007	10.0000	10.1602	168,438

FRANKLIN Income Securities Class 2	03	2008	10.1559	7.0042	26,122
FRANKLIN Income Securities Class 2	03	2007	10.0000	10.1559	0

FRANKLIN Income Securities Class 2	04	2008	10.1430	6.9846	121,947
FRANKLIN Income Securities Class 2	04	2007	10.0000	10.1430	83,062

FRANKLIN Income Securities Class 2	05	2008	10.1388	6.9781	0
FRANKLIN Income Securities Class 2	05	2007	10.0000	10.1388	0

FRANKLIN Income Securities Class 2	06	2008	10.1260	6.9585	0
FRANKLIN Income Securities Class 2	06	2007	10.0000	10.1260	0

FRANKLIN Income Securities Class 2	07	2008	10.1217	6.9520	98
FRANKLIN Income Securities Class 2	07	2007	10.0000	10.1217	0

FRANKLIN Income Securities Class 2	08	2008	10.1046	6.9260	0
FRANKLIN Income Securities Class 2	08	2007	10.0000	10.1046	0

Franklin Small Cap Value Securities Fund	01	2008	19.2794	12.6934	121,923
Franklin Small Cap Value Securities Fund	01	2007	20.0929	19.2794	145,969
Franklin Small Cap Value Securities Fund	01	2006	17.4724	20.0929	76,212
Franklin Small Cap Value Securities Fund	01	2005	16.3410	17.4724	39,130
Franklin Small Cap Value Securities Fund	01	2004	13.4341	16.3410	24,424
Franklin Small Cap Value Securities Fund	01	2003	10.3434	13.4341	14,279
Franklin Small Cap Value Securities Fund	01	2002	10.0000	10.3434	0

Franklin Small Cap Value Securities Fund	02	2008	19.0765	12.5341	168,929
Franklin Small Cap Value Securities Fund	02	2007	19.9222	19.0765	195,874
Franklin Small Cap Value Securities Fund	02	2006	17.3592	19.9222	135,184
Franklin Small Cap Value Securities Fund	02	2005	16.2681	17.3592	95,074
Franklin Small Cap Value Securities Fund	02	2004	13.4015	16.2681	89,198
Franklin Small Cap Value Securities Fund	02	2003	10.3393	13.4015	45,394
Franklin Small Cap Value Securities Fund	02	2002	10.0000	10.3393	0

Franklin Small Cap Value Securities Fund	03	2008	19.0260	12.4945	1,421
Franklin Small Cap Value Securities Fund	03	2007	19.8796	19.0260	0
Franklin Small Cap Value Securities Fund	03	2006	17.3309	19.8796	0
Franklin Small Cap Value Securities Fund	03	2005	16.2499	17.3309	0
Franklin Small Cap Value Securities Fund	03	2004	13.3933	16.2499	0
Franklin Small Cap Value Securities Fund	03	2003	10.3383	13.3933	0
Franklin Small Cap Value Securities Fund	03	2002	10.0000	10.3383	0

Franklin Small Cap Value Securities Fund	04	2008	18.8750	12.3763	63,046
Franklin Small Cap Value Securities Fund	04	2007	19.7524	18.8750	71,652
Franklin Small Cap Value Securities Fund	04	2006	17.2463	19.7524	46,997
Franklin Small Cap Value Securities Fund	04	2005	16.1953	17.2463	35,428
Franklin Small Cap Value Securities Fund	04	2004	13.3689	16.1953	85,275
Franklin Small Cap Value Securities Fund	04	2003	10.3352	13.3689	37,645
Franklin Small Cap Value Securities Fund	04	2002	10.0000	10.3352	0

Franklin Small Cap Value Securities Fund	05	2008	18.8254	12.3374	0
Franklin Small Cap Value Securities Fund	05	2007	19.7104	18.8254	0
Franklin Small Cap Value Securities Fund	05	2006	17.2184	19.7104	405
Franklin Small Cap Value Securities Fund	05	2005	16.1772	17.2184	405
Franklin Small Cap Value Securities Fund	05	2004	13.3608	16.1772	406
Franklin Small Cap Value Securities Fund	05	2003	10.3341	13.3608	0
Franklin Small Cap Value Securities Fund	05	2002	10.0000	10.3341	0

Franklin Small Cap Value Securities Fund	06	2008	18.6756	12.2204	865
Franklin Small Cap Value Securities Fund	06	2007	19.5839	18.6756	2,311
Franklin Small Cap Value Securities Fund	06	2006	17.1341	19.5839	2,306
Franklin Small Cap Value Securities Fund	06	2005	16.1227	17.1341	849
Franklin Small Cap Value Securities Fund	06	2004	13.3363	16.1227	850
Franklin Small Cap Value Securities Fund	06	2003	10.3311	13.3363	2,821
Franklin Small Cap Value Securities Fund	06	2002	10.0000	10.3311	0

Franklin Small Cap Value Securities Fund	07	2008	17.5652	11.4879	4,425
Franklin Small Cap Value Securities Fund	07	2007	18.4289	17.5652	3,954
Franklin Small Cap Value Securities Fund	07	2006	16.1318	18.4289	3,645
Franklin Small Cap Value Securities Fund	07	2005	15.1873	16.1318	0
Franklin Small Cap Value Securities Fund	07	2004	12.5690	15.1873	0
Franklin Small Cap Value Securities Fund	07	2003	10.0000	12.5690	0

Franklin Small Cap Value Securities Fund	08	2008	17.3988	11.3556	0
Franklin Small Cap Value Securities Fund	08	2007	18.2921	17.3988	0
Franklin Small Cap Value Securities Fund	08	2006	16.0448	18.2921	0
Franklin Small Cap Value Securities Fund	08	2005	15.1364	16.0448	0
Franklin Small Cap Value Securities Fund	08	2004	12.5526	15.1364	0
Franklin Small Cap Value Securities Fund	08	2003	10.0000	12.5526	0

FRANKLIN Strategic Income Securities Class 2	01	2008	10.3355	9.0178	67,650
FRANKLIN Strategic Income Securities Class 2	01	2007	10.0000	10.3355	54,255

FRANKLIN Strategic Income Securities Class 2	02	2008	10.3182	8.9843	45,853
FRANKLIN Strategic Income Securities Class 2	02	2007	10.0000	10.3182	28,686

FRANKLIN Strategic Income Securities Class 2	03	2008	10.3139	8.9759	1,026
FRANKLIN Strategic Income Securities Class 2	03	2007	10.0000	10.3139	0

FRANKLIN Strategic Income Securities Class 2	04	2008	10.3008	8.9508	49,232
FRANKLIN Strategic Income Securities Class 2	04	2007	10.0000	10.3008	35,283

FRANKLIN Strategic Income Securities Class 2	05	2008	10.2965	8.9425	0
FRANKLIN Strategic Income Securities Class 2	05	2007	10.0000	10.2965	0

FRANKLIN Strategic Income Securities Class 2	06	2008	10.2835	8.9174	0
FRANKLIN Strategic Income Securities Class 2	06	2007	10.0000	10.2835	0

FRANKLIN Strategic Income Securities Class 2	07	2008	10.2792	8.9091	0
FRANKLIN Strategic Income Securities Class 2	07	2007	10.0000	10.2792	0

FRANKLIN Strategic Income Securities Class 2	08	2008	10.2618	8.8757	0
FRANKLIN Strategic Income Securities Class 2	08	2007	10.0000	10.2618	0

Franklin Templeton VIP Founding Funds Allocation Fund Cls 2	01	2008	10.0000	7.0345	635,579

Franklin Templeton VIP Founding Funds Allocation Fund Cls 2	02	2008	10.0000	7.0229	549,759

Franklin Templeton VIP Founding Funds Allocation Fund Cls 2	03	2008	10.0000	7.0200	0

Franklin Templeton VIP Founding Funds Allocation Fund Cls 2	04	2008	10.0000	7.0112	77,984

Franklin Templeton VIP Founding Funds Allocation Fund Cls 2	05	2008	10.0000	7.0084	0

Franklin Templeton VIP Founding Funds Allocation Fund Cls 2	06	2008	10.0000	6.9996	0

Franklin Templeton VIP Founding Funds Allocation Fund Cls 2	07	2008	10.0000	6.9967	0

Franklin Templeton VIP Founding Funds Allocation Fund Cls 2	08	2008	10.0000	6.9851	0

Huntington VA Dividend Capture	01	2008	9.9934	7.0643	28,645
Huntington VA Dividend Capture	01	2007	10.0000	9.9934	0

Huntington VA Dividend Capture	02	2008	9.9926	7.0493	6,093
Huntington VA Dividend Capture	02	2007	10.0000	9.9926	0

Huntington VA Dividend Capture	03	2008	9.9924	7.0455	0
Huntington VA Dividend Capture	03	2007	10.0000	9.9924	0

Huntington VA Dividend Capture	04	2008	9.9918	7.0342	0
Huntington VA Dividend Capture	04	2007	10.0000	9.9918	0

Huntington VA Dividend Capture	05	2008	9.9916	7.0305	0
Huntington VA Dividend Capture	05	2007	10.0000	9.9916	0

Huntington VA Dividend Capture	06	2008	9.9910	7.0192	0
Huntington VA Dividend Capture	06	2007	10.0000	9.9910	0

Huntington VA Dividend Capture	07	2008	9.9908	7.0155	0
Huntington VA Dividend Capture	07	2007	10.0000	9.9908	0

Huntington VA Dividend Capture	08	2008	9.9901	7.0005	0
Huntington VA Dividend Capture	08	2007	10.0000	9.9901	0

Huntington VA Growth	01	2008	10.2482	6.2548	10,132
Huntington VA Growth	01	2007	10.0000	10.2482	0

Huntington VA Growth	02	2008	10.2474	6.2415	674
Huntington VA Growth	02	2007	10.0000	10.2474	0

Huntington VA Growth	03	2008	10.2472	6.2382	0
Huntington VA Growth	03	2007	10.0000	10.2472	0

Huntington VA Growth	04	2008	10.2466	6.2282	0
Huntington VA Growth	04	2007	10.0000	10.2466	0

Huntington VA Growth	05	2008	10.2464	6.2249	0
Huntington VA Growth	05	2007	10.0000	10.2464	0

Huntington VA Growth	06	2008	10.2458	6.2150	0
Huntington VA Growth	06	2007	10.0000	10.2458	0

Huntington VA Growth	07	2008	10.2456	6.2117	0
Huntington VA Growth	07	2007	10.0000	10.2456	0

Huntington VA Growth	08	2008	10.2448	6.1984	0
Huntington VA Growth	08	2007	10.0000	10.2448	0

Huntington VA Income Equity	01	2008	10.1357	6.1931	17,280
Huntington VA Income Equity	01	2007	10.0000	10.1357	0

Huntington VA Income Equity	02	2008	10.1349	6.1800	2,349
Huntington VA Income Equity	02	2007	10.0000	10.1349	0

Huntington VA Income Equity	03	2008	10.1347	6.1767	0
Huntington VA Income Equity	03	2007	10.0000	10.1347	0

Huntington VA Income Equity	04	2008	10.1341	6.1668	1,059
Huntington VA Income Equity	04	2007	10.0000	10.1341	0

Huntington VA Income Equity	05	2008	10.1339	6.1635	0
Huntington VA Income Equity	05	2007	10.0000	10.1339	0

Huntington VA Income Equity	06	2008	10.1333	6.1537	0
Huntington VA Income Equity	06	2007	10.0000	10.1333	0

Huntington VA Income Equity	07	2008	10.1331	6.1504	0
Huntington VA Income Equity	07	2007	10.0000	10.1331	0

Huntington VA Income Equity	08	2008	10.1323	6.1372	0
Huntington VA Income Equity	08	2007	10.0000	10.1323	0

Huntington VA International Equity	01	2008	10.2870	6.0104	46,510
Huntington VA International Equity	01	2007	10.0000	10.2870	0

Huntington VA International Equity	02	2008	10.2862	5.9977	5,638
Huntington VA International Equity	02	2007	10.0000	10.2862	0

Huntington VA International Equity	03	2008	10.2860	5.9945	0
Huntington VA International Equity	03	2007	10.0000	10.2860	0

Huntington VA International Equity	04	2008	10.2854	5.9849	1,094
Huntington VA International Equity	04	2007	10.0000	10.2854	0

Huntington VA International Equity	05	2008	10.2852	5.9817	0
Huntington VA International Equity	05	2007	10.0000	10.2852	0

Huntington VA International Equity	06	2008	10.2846	5.9722	0
Huntington VA International Equity	06	2007	10.0000	10.2846	0

Huntington VA International Equity	07	2008	10.2844	5.9690	0
Huntington VA International Equity	07	2007	10.0000	10.2844	0

Huntington VA International Equity	08	2008	10.2836	5.9562	0
Huntington VA International Equity	08	2007	10.0000	10.2836	0

Huntington VA Macro 100	01	2008	10.1747	6.6097	0
Huntington VA Macro 100	01	2007	10.0000	10.1747	0

Huntington VA Macro 100	02	2008	10.1739	6.5956	775
Huntington VA Macro 100	02	2007	10.0000	10.1739	0

Huntington VA Macro 100	03	2008	10.1737	6.5921	0
Huntington VA Macro 100	03	2007	10.0000	10.1737	0

Huntington VA Macro 100	04	2008	10.1731	6.5816	0
Huntington VA Macro 100	04	2007	10.0000	10.1731	0

Huntington VA Macro 100	05	2008	10.1729	6.5781	0
Huntington VA Macro 100	05	2007	10.0000	10.1729	0

Huntington VA Macro 100	06	2008	10.1723	6.5676	0
Huntington VA Macro 100	06	2007	10.0000	10.1723	0

Huntington VA Macro 100	07	2008	10.1721	6.5641	0
Huntington VA Macro 100	07	2007	10.0000	10.1721	0

Huntington VA Macro 100	08	2008	10.1713	6.5500	0
Huntington VA Macro 100	08	2007	10.0000	10.1713	0

Huntington VA Mid Corp America	01	2008	10.2298	6.1503	14,030
Huntington VA Mid Corp America	01	2007	10.0000	10.2298	0

Huntington VA Mid Corp America	02	2008	10.2290	6.1373	801
Huntington VA Mid Corp America	02	2007	10.0000	10.2290	0

Huntington VA Mid Corp America	03	2008	10.2288	6.1340	0
Huntington VA Mid Corp America	03	2007	10.0000	10.2288	0

Huntington VA Mid Corp America	04	2008	10.2282	6.1242	1,072
Huntington VA Mid Corp America	04	2007	10.0000	10.2282	0

Huntington VA Mid Corp America	05	2008	10.2280	6.1209	0
Huntington VA Mid Corp America	05	2007	10.0000	10.2280	0

Huntington VA Mid Corp America	06	2008	10.2274	6.1111	0
Huntington VA Mid Corp America	06	2007	10.0000	10.2274	0

Huntington VA Mid Corp America	07	2008	10.2272	6.1079	0
Huntington VA Mid Corp America	07	2007	10.0000	10.2272	0

Huntington VA Mid Corp America	08	2008	10.2264	6.0948	0
Huntington VA Mid Corp America	08	2007	10.0000	10.2264	0

Huntington VA Mortgage Securities	01	2008	10.0825	10.1235	974
Huntington VA Mortgage Securities	01	2007	10.0000	10.0825	0

Huntington VA Mortgage Securities	02	2008	10.0817	10.1021	0
Huntington VA Mortgage Securities	02	2007	10.0000	10.0817	0

Huntington VA Mortgage Securities	03	2008	10.0815	10.0967	0
Huntington VA Mortgage Securities	03	2007	10.0000	10.0815	0

Huntington VA Mortgage Securities	04	2008	10.0809	10.0806	0
Huntington VA Mortgage Securities	04	2007	10.0000	10.0809	0

Huntington VA Mortgage Securities	05	2008	10.0807	10.0753	0
Huntington VA Mortgage Securities	05	2007	10.0000	10.0807	0

Huntington VA Mortgage Securities	06	2008	10.0801	10.0592	0
Huntington VA Mortgage Securities	06	2007	10.0000	10.0801	0

Huntington VA Mortgage Securities	07	2008	10.0799	10.0538	0
Huntington VA Mortgage Securities	07	2007	10.0000	10.0799	0

Huntington VA Mortgage Securities	08	2008	10.0791	10.0324	0
Huntington VA Mortgage Securities	08	2007	10.0000	10.0791	0

Huntington VA New Economy	01	2008	10.3060	4.7961	6,702
Huntington VA New Economy	01	2007	10.0000	10.3060	0

Huntington VA New Economy	02	2008	10.3052	4.7859	2,623
Huntington VA New Economy	02	2007	10.0000	10.3052	0

Huntington VA New Economy	03	2008	10.3050	4.7833	0
Huntington VA New Economy	03	2007	10.0000	10.3050	0

Huntington VA New Economy	04	2008	10.3044	4.7757	1,345
Huntington VA New Economy	04	2007	10.0000	10.3044	0

Huntington VA New Economy	05	2008	10.3042	4.7731	0
Huntington VA New Economy	05	2007	10.0000	10.3042	0

Huntington VA New Economy	06	2008	10.3036	4.7655	0
Huntington VA New Economy	06	2007	10.0000	10.3036	0

Huntington VA New Economy	07	2008	10.3034	4.7629	0
Huntington VA New Economy	07	2007	10.0000	10.3034	0

Huntington VA New Economy	08	2008	10.3026	4.7527	0
Huntington VA New Economy	08	2007	10.0000	10.3026	0

Huntington VA Real Strategies Fund	01	2008	10.0000	4.8242	5,589

Huntington VA Real Strategies Fund	02	2008	10.0000	4.8177	6,153

Huntington VA Real Strategies Fund	03	2008	10.0000	4.8161	0

Huntington VA Real Strategies Fund	04	2008	10.0000	4.8112	2,746

Huntington VA Real Strategies Fund	05	2008	10.0000	4.8096	0

Huntington VA Real Strategies Fund	06	2008	10.0000	4.8047	0

Huntington VA Real Strategies Fund	07	2008	10.0000	4.8031	0

Huntington VA Real Strategies Fund	08	2008	10.0000	4.7965	0

Huntington VA Rotating Markets	01	2008	10.2523	5.8381	4,989
Huntington VA Rotating Markets	01	2007	10.0000	10.2523	0

Huntington VA Rotating Markets	02	2008	10.2515	5.8257	1,057
Huntington VA Rotating Markets	02	2007	10.0000	10.2515	0

Huntington VA Rotating Markets	03	2008	10.2513	5.8226	0
Huntington VA Rotating Markets	03	2007	10.0000	10.2513	0

Huntington VA Rotating Markets	04	2008	10.2507	5.8133	0
Huntington VA Rotating Markets	04	2007	10.0000	10.2507	0

Huntington VA Rotating Markets	05	2008	10.2505	5.8102	0
Huntington VA Rotating Markets	05	2007	10.0000	10.2505	0

Huntington VA Rotating Markets	06	2008	10.2499	5.8009	0
Huntington VA Rotating Markets	06	2007	10.0000	10.2499	0

Huntington VA Rotating Markets	07	2008	10.2497	5.7978	0
Huntington VA Rotating Markets	07	2007	10.0000	10.2497	0

Huntington VA Rotating Markets	08	2008	10.2488	5.7854	0
Huntington VA Rotating Markets	08	2007	10.0000	10.2488	0

Huntington VA Situs Fund	01	2008	10.2412	5.9161	17,852
Huntington VA Situs Fund	01	2007	10.0000	10.2412	0

Huntington VA Situs Fund	02	2008	10.2404	5.9036	7,052
Huntington VA Situs Fund	02	2007	10.0000	10.2404	0

Huntington VA Situs Fund	03	2008	10.2402	5.9004	0
Huntington VA Situs Fund	03	2007	10.0000	10.2402	0

Huntington VA Situs Fund	04	2008	10.2396	5.8910	1,114
Huntington VA Situs Fund	04	2007	10.0000	10.2396	0

Huntington VA Situs Fund	05	2008	10.2394	5.8879	0
Huntington VA Situs Fund	05	2007	10.0000	10.2394	0

Huntington VA Situs Fund	06	2008	10.2388	5.8784	0
Huntington VA Situs Fund	06	2007	10.0000	10.2388	0

Huntington VA Situs Fund	07	2008	10.2386	5.8753	0
Huntington VA Situs Fund	07	2007	10.0000	10.2386	0

Huntington VA Situs Fund	08	2008	10.2378	5.8627	0
Huntington VA Situs Fund	08	2007	10.0000	10.2378	0

Lazard Retirement Emerging Markets Portfolio Service Class	01	2008	10.0000	5.5008	267,806

Lazard Retirement Emerging Markets Portfolio Service Class	02	2008	10.0000	5.4917	188,150

Lazard Retirement Emerging Markets Portfolio Service Class	03	2008	10.0000	5.4894	6,034

Lazard Retirement Emerging Markets Portfolio Service Class	04	2008	10.0000	5.4826	54,530

Lazard Retirement Emerging Markets Portfolio Service Class	05	2008	10.0000	5.4803	0

Lazard Retirement Emerging Markets Portfolio Service Class	06	2008	10.0000	5.4735	2,169

Lazard Retirement Emerging Markets Portfolio Service Class	07	2008	10.0000	5.4712	5,004

Lazard Retirement Emerging Markets Portfolio Service Class	08	2008	10.0000	5.4621	423

Lord Abbett All Value Portfolio	01	2008	14.6878	10.2979	195,772
Lord Abbett All Value Portfolio	01	2007	14.0019	14.6878	165,526
Lord Abbett All Value Portfolio	01	2006	12.4243	14.0019	47,120
Lord Abbett All Value Portfolio	01	2005	11.8171	12.4243	11,226
Lord Abbett All Value Portfolio	01	2004	10.3896	11.8171	13,641
Lord Abbett All Value Portfolio	01	2003	10.0000	10.3896	0

Lord Abbett All Value Portfolio	02	2008	14.5667	10.1921	343,729
Lord Abbett All Value Portfolio	02	2007	13.9149	14.5667	218,595
Lord Abbett All Value Portfolio	02	2006	12.3722	13.9149	174,714
Lord Abbett All Value Portfolio	02	2005	11.7915	12.3722	16,623
Lord Abbett All Value Portfolio	02	2004	10.3883	11.7915	12,283
Lord Abbett All Value Portfolio	02	2003	10.0000	10.3883	0

Lord Abbett All Value Portfolio	03	2008	14.5365	10.1658	32,891
Lord Abbett All Value Portfolio	03	2007	13.8932	14.5365	1,983
Lord Abbett All Value Portfolio	03	2006	12.3592	13.8932	2,163
Lord Abbett All Value Portfolio	03	2005	11.7851	12.3592	2,194
Lord Abbett All Value Portfolio	03	2004	10.3880	11.7851	1,148
Lord Abbett All Value Portfolio	03	2003	10.0000	10.3880	0

Lord Abbett All Value Portfolio	04	2008	14.4461	10.0871	57,835
Lord Abbett All Value Portfolio	04	2007	13.8282	14.4461	47,887
Lord Abbett All Value Portfolio	04	2006	12.3202	13.8282	48,303
Lord Abbett All Value Portfolio	04	2005	11.7658	12.3202	29,067
Lord Abbett All Value Portfolio	04	2004	10.3870	11.7658	19,111
Lord Abbett All Value Portfolio	04	2003	10.0000	10.3870	0

Lord Abbett All Value Portfolio	05	2008	14.4164	10.0612	0
Lord Abbett All Value Portfolio	05	2007	13.8068	14.4164	0
Lord Abbett All Value Portfolio	05	2006	12.3073	13.8068	0
Lord Abbett All Value Portfolio	05	2005	11.7595	12.3073	0
Lord Abbett All Value Portfolio	05	2004	10.3866	11.7595	0
Lord Abbett All Value Portfolio	05	2003	10.0000	10.3866	0

Lord Abbett All Value Portfolio	06	2008	14.3266	9.9831	2,493
Lord Abbett All Value Portfolio	06	2007	13.7420	14.3266	2,439
Lord Abbett All Value Portfolio	06	2006	12.2684	13.7420	19,533
Lord Abbett All Value Portfolio	06	2005	11.7402	12.2684	4,604
Lord Abbett All Value Portfolio	06	2004	10.3856	11.7402	1,502
Lord Abbett All Value Portfolio	06	2003	10.0000	10.3856	0

Lord Abbett All Value Portfolio	07	2008	14.2969	9.9572	66
Lord Abbett All Value Portfolio	07	2007	13.7205	14.2969	0
Lord Abbett All Value Portfolio	07	2006	12.2555	13.7205	0
Lord Abbett All Value Portfolio	07	2005	11.7338	12.2555	0
Lord Abbett All Value Portfolio	07	2004	10.3853	11.7338	0
Lord Abbett All Value Portfolio	07	2003	10.0000	10.3853	0

Lord Abbett All Value Portfolio	08	2008	14.1782	9.8542	0
Lord Abbett All Value Portfolio	08	2007	13.6347	14.1782	0
Lord Abbett All Value Portfolio	08	2006	12.2037	13.6347	0
Lord Abbett All Value Portfolio	08	2005	11.7082	12.2037	0
Lord Abbett All Value Portfolio	08	2004	10.3840	11.7082	0
Lord Abbett All Value Portfolio	08	2003	10.0000	10.3840	0

Lord Abbett Series Fund Growth and Income	01	2008	17.0283	10.6413	2,832,614
Lord Abbett Series Fund Growth and Income	01	2007	16.7485	17.0283	2,571,756
Lord Abbett Series Fund Growth and Income	01	2006	14.5279	16.7485	1,114,520
Lord Abbett Series Fund Growth and Income	01	2005	14.3136	14.5279	689,416
Lord Abbett Series Fund Growth and Income	01	2004	12.9263	14.3136	486,726
Lord Abbett Series Fund Growth and Income	01	2003	10.0369	12.9263	73,174
Lord Abbett Series Fund Growth and Income	01	2002	10.0000	10.0369	0

Lord Abbett Series Fund Growth and Income	02	2008	16.8490	10.5078	2,547,631
Lord Abbett Series Fund Growth and Income	02	2007	16.6062	16.8490	2,488,769
Lord Abbett Series Fund Growth and Income	02	2006	14.4337	16.6062	1,254,245
Lord Abbett Series Fund Growth and Income	02	2005	14.2498	14.4337	685,505
Lord Abbett Series Fund Growth and Income	02	2004	12.8949	14.2498	457,247
Lord Abbett Series Fund Growth and Income	02	2003	10.0329	12.8949	157,646
Lord Abbett Series Fund Growth and Income	02	2002	10.0000	10.0329	0

Lord Abbett Series Fund Growth and Income	03	2008	16.8043	10.4745	108,709
Lord Abbett Series Fund Growth and Income	03	2007	16.5707	16.8043	109,820
Lord Abbett Series Fund Growth and Income	03	2006	14.4102	16.5707	85,756
Lord Abbett Series Fund Growth and Income	03	2005	14.2338	14.4102	75,173
Lord Abbett Series Fund Growth and Income	03	2004	12.8870	14.2338	51,247
Lord Abbett Series Fund Growth and Income	03	2003	10.0319	12.8870	1,439
Lord Abbett Series Fund Growth and Income	03	2002	10.0000	10.0319	0

Lord Abbett Series Fund Growth and Income	04	2008	16.6710	10.3754	956,987
Lord Abbett Series Fund Growth and Income	04	2007	16.4646	16.6710	976,519
Lord Abbett Series Fund Growth and Income	04	2006	14.3398	16.4646	808,268
Lord Abbett Series Fund Growth and Income	04	2005	14.1859	14.3398	556,642
Lord Abbett Series Fund Growth and Income	04	2004	12.8634	14.1859	589,204
Lord Abbett Series Fund Growth and Income	04	2003	10.0289	12.8634	119,703
Lord Abbett Series Fund Growth and Income	04	2002	10.0000	10.0289	0

Lord Abbett Series Fund Growth and Income	05	2008	16.6272	10.3428	14,810
Lord Abbett Series Fund Growth and Income	05	2007	16.4297	16.6272	9,444
Lord Abbett Series Fund Growth and Income	05	2006	14.3166	16.4297	5,856
Lord Abbett Series Fund Growth and Income	05	2005	14.1702	14.3166	3,031
Lord Abbett Series Fund Growth and Income	05	2004	12.8557	14.1702	1,193
Lord Abbett Series Fund Growth and Income	05	2003	10.0279	12.8557	0
Lord Abbett Series Fund Growth and Income	05	2002	10.0000	10.0279	0

Lord Abbett Series Fund Growth and Income	06	2008	16.4949	10.2447	83,822
Lord Abbett Series Fund Growth and Income	06	2007	16.3242	16.4949	87,442
Lord Abbett Series Fund Growth and Income	06	2006	14.2465	16.3242	90,788
Lord Abbett Series Fund Growth and Income	06	2005	14.1224	14.2465	105,680
Lord Abbett Series Fund Growth and Income	06	2004	12.8321	14.1224	139,464
Lord Abbett Series Fund Growth and Income	06	2003	10.0249	12.8321	27,342
Lord Abbett Series Fund Growth and Income	06	2002	10.0000	10.0249	0

Lord Abbett Series Fund Growth and Income	07	2008	15.3021	9.4990	121,989
Lord Abbett Series Fund Growth and Income	07	2007	15.1515	15.3021	133,168
Lord Abbett Series Fund Growth and Income	07	2006	13.2298	15.1515	145,679
Lord Abbett Series Fund Growth and Income	07	2005	13.1212	13.2298	147,277
Lord Abbett Series Fund Growth and Income	07	2004	11.9285	13.1212	200,303
Lord Abbett Series Fund Growth and Income	07	2003	10.0000	11.9285	49,703

Lord Abbett Series Fund Growth and Income	08	2008	15.1572	9.3896	12,531
Lord Abbett Series Fund Growth and Income	08	2007	15.0390	15.1572	12,104
Lord Abbett Series Fund Growth and Income	08	2006	13.1584	15.0390	12,878
Lord Abbett Series Fund Growth and Income	08	2005	13.0772	13.1584	14,263
Lord Abbett Series Fund Growth and Income	08	2004	11.9129	13.0772	22,753
Lord Abbett Series Fund Growth and Income	08	2003	10.0000	11.9129	1,355

Lord Abbett Series Fund Growth Opportunities	01	2008	14.5187	8.8131	350,920
Lord Abbett Series Fund Growth Opportunities	01	2007	12.1791	14.5187	373,212
Lord Abbett Series Fund Growth Opportunities	01	2006	11.4827	12.1791	303,244
Lord Abbett Series Fund Growth Opportunities	01	2005	11.1645	11.4827	166,459
Lord Abbett Series Fund Growth Opportunities	01	2004	10.2112	11.1645	66,261
Lord Abbett Series Fund Growth Opportunities	01	2003	10.0000	10.2112	0
Lord Abbett Series Fund Growth Opportunities	01	2002	10.0000	10.0000	0

Lord Abbett Series Fund Growth Opportunities	02	2008	14.3990	8.7225	335,324
Lord Abbett Series Fund Growth Opportunities	02	2007	12.1035	14.3990	378,567
Lord Abbett Series Fund Growth Opportunities	02	2006	11.4346	12.1035	342,442
Lord Abbett Series Fund Growth Opportunities	02	2005	11.1403	11.4346	144,987
Lord Abbett Series Fund Growth Opportunities	02	2004	10.2098	11.1403	44,060
Lord Abbett Series Fund Growth Opportunities	02	2003	10.0000	10.2098	0
Lord Abbett Series Fund Growth Opportunities	02	2002	10.0000	10.0000	0

Lord Abbett Series Fund Growth Opportunities	03	2008	14.3691	8.7000	19,503
Lord Abbett Series Fund Growth Opportunities	03	2007	12.0845	14.3691	25,576
Lord Abbett Series Fund Growth Opportunities	03	2006	11.4225	12.0845	27,827
Lord Abbett Series Fund Growth Opportunities	03	2005	11.1342	11.4225	17,036
Lord Abbett Series Fund Growth Opportunities	03	2004	10.2095	11.1342	7,195
Lord Abbett Series Fund Growth Opportunities	03	2003	10.0000	10.2095	0
Lord Abbett Series Fund Growth Opportunities	03	2002	10.0000	10.0000	0

Lord Abbett Series Fund Growth Opportunities	04	2008	14.2798	8.6326	165,393
Lord Abbett Series Fund Growth Opportunities	04	2007	12.0280	14.2798	244,128
Lord Abbett Series Fund Growth Opportunities	04	2006	11.3864	12.0280	208,402
Lord Abbett Series Fund Growth Opportunities	04	2005	11.1160	11.3864	144,959
Lord Abbett Series Fund Growth Opportunities	04	2004	10.2085	11.1160	107,277
Lord Abbett Series Fund Growth Opportunities	04	2003	10.0000	10.2085	0
Lord Abbett Series Fund Growth Opportunities	04	2002	10.0000	10.0000	0

Lord Abbett Series Fund Growth Opportunities	05	2008	14.2504	8.6104	3,325
Lord Abbett Series Fund Growth Opportunities	05	2007	12.0093	14.2504	2,116
Lord Abbett Series Fund Growth Opportunities	05	2006	11.3745	12.0093	1,878
Lord Abbett Series Fund Growth Opportunities	05	2005	11.1100	11.3745	1,073
Lord Abbett Series Fund Growth Opportunities	05	2004	10.2082	11.1100	287
Lord Abbett Series Fund Growth Opportunities	05	2003	10.0000	10.2082	0
Lord Abbett Series Fund Growth Opportunities	05	2002	10.0000	10.0000	0

Lord Abbett Series Fund Growth Opportunities	06	2008	14.1616	8.5436	12,085
Lord Abbett Series Fund Growth Opportunities	06	2007	11.9530	14.1616	14,348
Lord Abbett Series Fund Growth Opportunities	06	2006	11.3385	11.9530	16,585
Lord Abbett Series Fund Growth Opportunities	06	2005	11.0918	11.3385	14,240
Lord Abbett Series Fund Growth Opportunities	06	2004	10.2072	11.0918	9,430
Lord Abbett Series Fund Growth Opportunities	06	2003	10.0000	10.2072	0
Lord Abbett Series Fund Growth Opportunities	06	2002	10.0000	10.0000	0

Lord Abbett Series Fund Growth Opportunities	07	2008	14.1322	8.5215	16,127
Lord Abbett Series Fund Growth Opportunities	07	2007	11.9343	14.1322	18,526
Lord Abbett Series Fund Growth Opportunities	07	2006	11.3266	11.9343	24,350
Lord Abbett Series Fund Growth Opportunities	07	2005	11.0858	11.3266	19,849
Lord Abbett Series Fund Growth Opportunities	07	2004	10.2069	11.0858	20,860
Lord Abbett Series Fund Growth Opportunities	07	2003	10.0000	10.2069	0

Lord Abbett Series Fund Growth Opportunities	08	2008	14.0149	8.4333	1,816
Lord Abbett Series Fund Growth Opportunities	08	2007	11.8596	14.0149	1,722
Lord Abbett Series Fund Growth Opportunities	08	2006	11.2787	11.8596	1,945
Lord Abbett Series Fund Growth Opportunities	08	2005	11.0616	11.2787	1,477
Lord Abbett Series Fund Growth Opportunities	08	2004	10.2056	11.0616	1,559
Lord Abbett Series Fund Growth Opportunities	08	2003	10.0000	10.2056	0

Lord Abbett Series Fund Mid Cap Value	01	2008	17.7500	10.5805	385,861
Lord Abbett Series Fund Mid Cap Value	01	2007	17.9544	17.7500	444,943
Lord Abbett Series Fund Mid Cap Value	01	2006	16.2736	17.9544	249,111
Lord Abbett Series Fund Mid Cap Value	01	2005	15.2965	16.2736	132,978
Lord Abbett Series Fund Mid Cap Value	01	2004	12.5454	15.2965	133,944
Lord Abbett Series Fund Mid Cap Value	01	2003	10.2298	12.5454	14,007
Lord Abbett Series Fund Mid Cap Value	01	2002	10.0000	10.2298	0

Lord Abbett Series Fund Mid Cap Value	02	2008	17.5632	10.4477	431,476
Lord Abbett Series Fund Mid Cap Value	02	2007	17.8018	17.5632	519,969
Lord Abbett Series Fund Mid Cap Value	02	2006	16.1681	17.8018	396,929
Lord Abbett Series Fund Mid Cap Value	02	2005	15.2283	16.1681	214,227
Lord Abbett Series Fund Mid Cap Value	02	2004	12.5149	15.2283	167,052
Lord Abbett Series Fund Mid Cap Value	02	2003	10.2257	12.5149	45,184
Lord Abbett Series Fund Mid Cap Value	02	2002	10.0000	10.2257	0

Lord Abbett Series Fund Mid Cap Value	03	2008	17.5166	10.4146	15,525
Lord Abbett Series Fund Mid Cap Value	03	2007	17.7637	17.5166	21,462
Lord Abbett Series Fund Mid Cap Value	03	2006	16.1417	17.7637	18,815
Lord Abbett Series Fund Mid Cap Value	03	2005	15.2112	16.1417	8,945
Lord Abbett Series Fund Mid Cap Value	03	2004	12.5073	15.2112	10,662
Lord Abbett Series Fund Mid Cap Value	03	2003	10.2247	12.5073	525
Lord Abbett Series Fund Mid Cap Value	03	2002	10.0000	10.2247	0

Lord Abbett Series Fund Mid Cap Value	04	2008	17.3776	10.3161	223,039
Lord Abbett Series Fund Mid Cap Value	04	2007	17.6500	17.3776	269,003
Lord Abbett Series Fund Mid Cap Value	04	2006	16.0629	17.6500	213,098
Lord Abbett Series Fund Mid Cap Value	04	2005	15.1601	16.0629	159,709
Lord Abbett Series Fund Mid Cap Value	04	2004	12.4844	15.1601	226,007
Lord Abbett Series Fund Mid Cap Value	04	2003	10.2216	12.4844	20,468
Lord Abbett Series Fund Mid Cap Value	04	2002	10.0000	10.2216	0

Lord Abbett Series Fund Mid Cap Value	05	2008	17.3319	10.2837	998
Lord Abbett Series Fund Mid Cap Value	05	2007	17.6125	17.3319	1,493
Lord Abbett Series Fund Mid Cap Value	05	2006	16.0369	17.6125	2,036
Lord Abbett Series Fund Mid Cap Value	05	2005	15.1432	16.0369	1,072
Lord Abbett Series Fund Mid Cap Value	05	2004	12.4769	15.1432	849
Lord Abbett Series Fund Mid Cap Value	05	2003	10.2206	12.4769	0
Lord Abbett Series Fund Mid Cap Value	05	2002	10.0000	10.2206	0

Lord Abbett Series Fund Mid Cap Value	06	2008	17.1940	10.1862	9,677
Lord Abbett Series Fund Mid Cap Value	06	2007	17.4995	17.1940	15,505
Lord Abbett Series Fund Mid Cap Value	06	2006	15.9584	17.4995	13,637
Lord Abbett Series Fund Mid Cap Value	06	2005	15.0922	15.9584	14,463
Lord Abbett Series Fund Mid Cap Value	06	2004	12.4540	15.0922	27,069
Lord Abbett Series Fund Mid Cap Value	06	2003	10.2176	12.4540	791
Lord Abbett Series Fund Mid Cap Value	06	2002	10.0000	10.2176	0

Lord Abbett Series Fund Mid Cap Value	07	2008	16.6653	9.8679	10,881
Lord Abbett Series Fund Mid Cap Value	07	2007	16.9701	16.6653	11,503
Lord Abbett Series Fund Mid Cap Value	07	2006	15.4836	16.9701	12,946
Lord Abbett Series Fund Mid Cap Value	07	2005	14.6505	15.4836	5,485
Lord Abbett Series Fund Mid Cap Value	07	2004	12.0957	14.6505	31,379
Lord Abbett Series Fund Mid Cap Value	07	2003	10.0000	12.0957	0

Lord Abbett Series Fund Mid Cap Value	08	2008	16.5075	9.7543	1,606
Lord Abbett Series Fund Mid Cap Value	08	2007	16.8441	16.5075	1,435
Lord Abbett Series Fund Mid Cap Value	08	2006	15.4000	16.8441	1,391
Lord Abbett Series Fund Mid Cap Value	08	2005	14.6013	15.4000	452
Lord Abbett Series Fund Mid Cap Value	08	2004	12.0799	14.6013	3,780
Lord Abbett Series Fund Mid Cap Value	08	2003	10.0000	12.0799	0

MFS Blended Research Core Equity Portfolio S Class	01	2008	15.4788	9.8707	1,041,043
MFS Blended Research Core Equity Portfolio S Class	01	2007	14.9001	15.4788	1,132,556
MFS Blended Research Core Equity Portfolio S Class	01	2006	13.4085	14.9001	1,046,821
MFS Blended Research Core Equity Portfolio S Class	01	2005	12.6977	13.4085	609,362
MFS Blended Research Core Equity Portfolio S Class	01	2004	11.5607	12.6977	43,624
MFS Blended Research Core Equity Portfolio S Class	01	2003	9.6043	11.5607	12,292
MFS Blended Research Core Equity Portfolio S Class	01	2002	10.0000	9.6043	0

MFS Blended Research Core Equity Portfolio S Class	02	2008	15.3158	9.7469	1,134,747
MFS Blended Research Core Equity Portfolio S Class	02	2007	14.7735	15.3158	1,303,208
MFS Blended Research Core Equity Portfolio S Class	02	2006	13.3216	14.7735	1,140,712
MFS Blended Research Core Equity Portfolio S Class	02	2005	12.6410	13.3216	596,483
MFS Blended Research Core Equity Portfolio S Class	02	2004	11.5326	12.6410	32,646
MFS Blended Research Core Equity Portfolio S Class	02	2003	9.6005	11.5326	16,483
MFS Blended Research Core Equity Portfolio S Class	02	2002	10.0000	9.6005	0

MFS Blended Research Core Equity Portfolio S Class	03	2008	15.2752	9.7160	73,049
MFS Blended Research Core Equity Portfolio S Class	03	2007	14.7418	15.2752	85,431
MFS Blended Research Core Equity Portfolio S Class	03	2006	13.2999	14.7418	82,100
MFS Blended Research Core Equity Portfolio S Class	03	2005	12.6268	13.2999	70,514
MFS Blended Research Core Equity Portfolio S Class	03	2004	11.5256	12.6268	4,702
MFS Blended Research Core Equity Portfolio S Class	03	2003	9.5995	11.5256	5,044
MFS Blended Research Core Equity Portfolio S Class	03	2002	10.0000	9.5995	0

MFS Blended Research Core Equity Portfolio S Class	04	2008	15.1540	9.6241	590,922
MFS Blended Research Core Equity Portfolio S Class	04	2007	14.6475	15.1540	690,531
MFS Blended Research Core Equity Portfolio S Class	04	2006	13.2349	14.6475	687,254
MFS Blended Research Core Equity Portfolio S Class	04	2005	12.5844	13.2349	516,741
MFS Blended Research Core Equity Portfolio S Class	04	2004	11.5045	12.5844	53,553
MFS Blended Research Core Equity Portfolio S Class	04	2003	9.5966	11.5045	23,637
MFS Blended Research Core Equity Portfolio S Class	04	2002	10.0000	9.5966	0

MFS Blended Research Core Equity Portfolio S Class	05	2008	15.1141	9.5939	12,847
MFS Blended Research Core Equity Portfolio S Class	05	2007	14.6164	15.1141	9,511
MFS Blended Research Core Equity Portfolio S Class	05	2006	13.2135	14.6164	6,373
MFS Blended Research Core Equity Portfolio S Class	05	2005	12.5704	13.2135	3,481
MFS Blended Research Core Equity Portfolio S Class	05	2004	11.4975	12.5704	0
MFS Blended Research Core Equity Portfolio S Class	05	2003	9.5957	11.4975	0
MFS Blended Research Core Equity Portfolio S Class	05	2002	10.0000	9.5957	0

MFS Blended Research Core Equity Portfolio S Class	06	2008	14.9939	9.5029	64,074
MFS Blended Research Core Equity Portfolio S Class	06	2007	14.5225	14.9939	72,880
MFS Blended Research Core Equity Portfolio S Class	06	2006	13.1488	14.5225	76,588
MFS Blended Research Core Equity Portfolio S Class	06	2005	12.5280	13.1488	81,548
MFS Blended Research Core Equity Portfolio S Class	06	2004	11.4765	12.5280	0
MFS Blended Research Core Equity Portfolio S Class	06	2003	9.5928	11.4765	0
MFS Blended Research Core Equity Portfolio S Class	06	2002	10.0000	9.5928	0

MFS Blended Research Core Equity Portfolio S Class	07	2008	14.8074	9.3799	75,652
MFS Blended Research Core Equity Portfolio S Class	07	2007	14.3493	14.8074	85,329
MFS Blended Research Core Equity Portfolio S Class	07	2006	12.9986	14.3493	99,750
MFS Blended Research Core Equity Portfolio S Class	07	2005	12.3912	12.9986	89,931
MFS Blended Research Core Equity Portfolio S Class	07	2004	11.3569	12.3912	0
MFS Blended Research Core Equity Portfolio S Class	07	2003	10.0000	11.3569	0

MFS Blended Research Core Equity Portfolio S Class	08	2008	14.6672	9.2719	11,437
MFS Blended Research Core Equity Portfolio S Class	08	2007	14.2427	14.6672	10,987
MFS Blended Research Core Equity Portfolio S Class	08	2006	12.9285	14.2427	11,377
MFS Blended Research Core Equity Portfolio S Class	08	2005	12.3496	12.9285	11,462
MFS Blended Research Core Equity Portfolio S Class	08	2004	11.3421	12.3496	0
MFS Blended Research Core Equity Portfolio S Class	08	2003	10.0000	11.3421	0

MFS Bond Portfolio S Class	01	2008	12.4459	10.9167	119,597
MFS Bond Portfolio S Class	01	2007	12.2599	12.4459	68,564
MFS Bond Portfolio S Class	01	2006	11.8921	12.2599	15,915
MFS Bond Portfolio S Class	01	2005	11.9075	11.8921	18,322
MFS Bond Portfolio S Class	01	2004	11.4379	11.9075	15,429
MFS Bond Portfolio S Class	01	2003	10.6330	11.4379	4,671
MFS Bond Portfolio S Class	01	2002	10.0000	10.6330	0

MFS Bond Portfolio S Class	02	2008	12.3148	10.7797	60,045
MFS Bond Portfolio S Class	02	2007	12.1557	12.3148	64,347
MFS Bond Portfolio S Class	02	2006	11.8150	12.1557	23,420
MFS Bond Portfolio S Class	02	2005	11.8543	11.8150	27,086
MFS Bond Portfolio S Class	02	2004	11.4101	11.8543	26,411
MFS Bond Portfolio S Class	02	2003	10.6287	11.4101	23,479
MFS Bond Portfolio S Class	02	2002	10.0000	10.6287	0

MFS Bond Portfolio S Class	03	2008	12.2822	10.7456	5,748
MFS Bond Portfolio S Class	03	2007	12.1296	12.2822	13,898
MFS Bond Portfolio S Class	03	2006	11.7957	12.1296	38,759
MFS Bond Portfolio S Class	03	2005	11.8410	11.7957	34,785
MFS Bond Portfolio S Class	03	2004	11.4032	11.8410	27,576
MFS Bond Portfolio S Class	03	2003	10.6277	11.4032	6,184
MFS Bond Portfolio S Class	03	2002	10.0000	10.6277	0

MFS Bond Portfolio S Class	04	2008	12.1847	10.6439	59,878
MFS Bond Portfolio S Class	04	2007	12.0520	12.1847	76,304
MFS Bond Portfolio S Class	04	2006	11.7381	12.0520	77,281
MFS Bond Portfolio S Class	04	2005	11.8012	11.7381	94,414
MFS Bond Portfolio S Class	04	2004	11.3823	11.8012	94,238
MFS Bond Portfolio S Class	04	2003	10.6245	11.3823	90,834
MFS Bond Portfolio S Class	04	2002	10.0000	10.6245	4,974

MFS Bond Portfolio S Class	05	2008	12.1526	10.6105	0
MFS Bond Portfolio S Class	05	2007	12.0264	12.1526	0
MFS Bond Portfolio S Class	05	2006	11.7191	12.0264	0
MFS Bond Portfolio S Class	05	2005	11.7881	11.7191	0
MFS Bond Portfolio S Class	05	2004	11.3754	11.7881	0
MFS Bond Portfolio S Class	05	2003	10.6235	11.3754	0
MFS Bond Portfolio S Class	05	2002	10.0000	10.6235	0

MFS Bond Portfolio S Class	06	2008	12.0560	10.5099	0
MFS Bond Portfolio S Class	06	2007	11.9491	12.0560	0
MFS Bond Portfolio S Class	06	2006	11.6617	11.9491	3,125
MFS Bond Portfolio S Class	06	2005	11.7483	11.6617	6,094
MFS Bond Portfolio S Class	06	2004	11.3546	11.7483	5,694
MFS Bond Portfolio S Class	06	2003	10.6203	11.3546	5,516
MFS Bond Portfolio S Class	06	2002	10.0000	10.6203	0

MFS Bond Portfolio S Class	07	2008	10.7323	9.3512	16,728
MFS Bond Portfolio S Class	07	2007	10.6426	10.7323	58,980
MFS Bond Portfolio S Class	07	2006	10.3919	10.6426	72,635
MFS Bond Portfolio S Class	07	2005	10.4744	10.3919	68,105
MFS Bond Portfolio S Class	07	2004	10.1286	10.4744	63,719
MFS Bond Portfolio S Class	07	2003	10.0000	10.1286	70,036

MFS Bond Portfolio S Class	08	2008	10.6306	9.2435	0
MFS Bond Portfolio S Class	08	2007	10.5635	10.6306	2,556
MFS Bond Portfolio S Class	08	2006	10.3358	10.5635	2,564
MFS Bond Portfolio S Class	08	2005	10.4392	10.3358	2,543
MFS Bond Portfolio S Class	08	2004	10.1153	10.4392	2,478
MFS Bond Portfolio S Class	08	2003	10.0000	10.1153	2,598

MFS Capital Appreciation Portfolio S Class	01	2008	14.6776	9.0570	2,093
MFS Capital Appreciation Portfolio S Class	01	2007	13.4620	14.6776	4,498
MFS Capital Appreciation Portfolio S Class	01	2006	12.9125	13.4620	4,499
MFS Capital Appreciation Portfolio S Class	01	2005	13.0523	12.9125	4,502
MFS Capital Appreciation Portfolio S Class	01	2004	11.9862	13.0523	6,327
MFS Capital Appreciation Portfolio S Class	01	2003	9.5001	11.9862	6,923
MFS Capital Appreciation Portfolio S Class	01	2002	10.0000	9.5001	2,070

MFS Capital Appreciation Portfolio S Class	02	2008	14.5231	8.9434	5,708
MFS Capital Appreciation Portfolio S Class	02	2007	13.3476	14.5231	5,617
MFS Capital Appreciation Portfolio S Class	02	2006	12.8288	13.3476	5,667
MFS Capital Appreciation Portfolio S Class	02	2005	12.9941	12.8288	7,782
MFS Capital Appreciation Portfolio S Class	02	2004	11.9571	12.9941	19,919
MFS Capital Appreciation Portfolio S Class	02	2003	9.4963	11.9571	18,021
MFS Capital Appreciation Portfolio S Class	02	2002	10.0000	9.4963	0

MFS Capital Appreciation Portfolio S Class	03	2008	14.4846	8.9151	227
MFS Capital Appreciation Portfolio S Class	03	2007	13.3191	14.4846	229
MFS Capital Appreciation Portfolio S Class	03	2006	12.8079	13.3191	230
MFS Capital Appreciation Portfolio S Class	03	2005	12.9795	12.8079	231
MFS Capital Appreciation Portfolio S Class	03	2004	11.9498	12.9795	233
MFS Capital Appreciation Portfolio S Class	03	2003	9.4954	11.9498	234
MFS Capital Appreciation Portfolio S Class	03	2002	10.0000	9.4954	0

MFS Capital Appreciation Portfolio S Class	04	2008	14.3697	8.8307	8,726
MFS Capital Appreciation Portfolio S Class	04	2007	13.2338	14.3697	11,285
MFS Capital Appreciation Portfolio S Class	04	2006	12.7453	13.2338	11,404
MFS Capital Appreciation Portfolio S Class	04	2005	12.9359	12.7453	11,592
MFS Capital Appreciation Portfolio S Class	04	2004	11.9279	12.9359	12,221
MFS Capital Appreciation Portfolio S Class	04	2003	9.4925	11.9279	16,453
MFS Capital Appreciation Portfolio S Class	04	2002	10.0000	9.4925	0

MFS Capital Appreciation Portfolio S Class	05	2008	14.3319	8.8030	0
MFS Capital Appreciation Portfolio S Class	05	2007	13.2057	14.3319	0
MFS Capital Appreciation Portfolio S Class	05	2006	12.7247	13.2057	0
MFS Capital Appreciation Portfolio S Class	05	2005	12.9215	12.7247	0
MFS Capital Appreciation Portfolio S Class	05	2004	11.9207	12.9215	0
MFS Capital Appreciation Portfolio S Class	05	2003	9.4916	11.9207	0
MFS Capital Appreciation Portfolio S Class	05	2002	10.0000	9.4916	0

MFS Capital Appreciation Portfolio S Class	06	2008	14.2179	8.7195	0
MFS Capital Appreciation Portfolio S Class	06	2007	13.1209	14.2179	0
MFS Capital Appreciation Portfolio S Class	06	2006	12.6624	13.1209	0
MFS Capital Appreciation Portfolio S Class	06	2005	12.8780	12.6624	0
MFS Capital Appreciation Portfolio S Class	06	2004	11.8989	12.8780	0
MFS Capital Appreciation Portfolio S Class	06	2003	9.4888	11.8989	0
MFS Capital Appreciation Portfolio S Class	06	2002	10.0000	9.4888	0

MFS Capital Appreciation Portfolio S Class	07	2008	13.4263	8.2298	0
MFS Capital Appreciation Portfolio S Class	07	2007	12.3967	13.4263	0
MFS Capital Appreciation Portfolio S Class	07	2006	11.9696	12.3967	0
MFS Capital Appreciation Portfolio S Class	07	2005	12.1796	11.9696	0
MFS Capital Appreciation Portfolio S Class	07	2004	11.2594	12.1796	0
MFS Capital Appreciation Portfolio S Class	07	2003	10.0000	11.2594	0

MFS Capital Appreciation Portfolio S Class	08	2008	13.2991	8.1350	0
MFS Capital Appreciation Portfolio S Class	08	2007	12.3047	13.2991	0
MFS Capital Appreciation Portfolio S Class	08	2006	11.9050	12.3047	0
MFS Capital Appreciation Portfolio S Class	08	2005	12.1387	11.9050	0
MFS Capital Appreciation Portfolio S Class	08	2004	11.2447	12.1387	0
MFS Capital Appreciation Portfolio S Class	08	2003	10.0000	11.2447	0

MFS Core Equity Portfolio S Class	01	2008	10.8668	6.5376	116,549
MFS Core Equity Portfolio S Class	01	2007	10.0000	10.8668	59,558

MFS Core Equity Portfolio S Class	02	2008	10.8485	6.5133	90,467
MFS Core Equity Portfolio S Class	02	2007	10.0000	10.8485	77,580

MFS Core Equity Portfolio S Class	03	2008	10.8440	6.5072	2,029
MFS Core Equity Portfolio S Class	03	2007	10.0000	10.8440	2,029

MFS Core Equity Portfolio S Class	04	2008	10.8303	6.4890	53,748
MFS Core Equity Portfolio S Class	04	2007	10.0000	10.8303	47,799

MFS Core Equity Portfolio S Class	05	2008	10.8257	6.4830	0
MFS Core Equity Portfolio S Class	05	2007	10.0000	10.8257	0

MFS Core Equity Portfolio S Class	06	2008	10.8120	6.4648	0
MFS Core Equity Portfolio S Class	06	2007	10.0000	10.8120	0

MFS Core Equity Portfolio S Class	07	2008	10.8075	6.4587	0
MFS Core Equity Portfolio S Class	07	2007	10.0000	10.8075	0

MFS Core Equity Portfolio S Class	08	2008	10.7892	6.4345	0
MFS Core Equity Portfolio S Class	08	2007	10.0000	10.7892	0

MFS Emerging Markets Equity Portfolio S Class	01	2008	19.1053	8.4140	74,216
MFS Emerging Markets Equity Portfolio S Class	01	2007	14.3683	19.1053	68,124
MFS Emerging Markets Equity Portfolio S Class	01	2006	11.2521	14.3683	68,717
MFS Emerging Markets Equity Portfolio S Class	01	2005	10.0000	11.2521	2,071

MFS Emerging Markets Equity Portfolio S Class	02	2008	19.0212	8.3598	80,989
MFS Emerging Markets Equity Portfolio S Class	02	2007	14.3344	19.0212	67,034
MFS Emerging Markets Equity Portfolio S Class	02	2006	11.2483	14.3344	35,196
MFS Emerging Markets Equity Portfolio S Class	02	2005	10.0000	11.2483	0

MFS Emerging Markets Equity Portfolio S Class	03	2008	19.0001	8.3463	0
MFS Emerging Markets Equity Portfolio S Class	03	2007	14.3259	19.0001	0
MFS Emerging Markets Equity Portfolio S Class	03	2006	11.2474	14.3259	0
MFS Emerging Markets Equity Portfolio S Class	03	2005	10.0000	11.2474	0

MFS Emerging Markets Equity Portfolio S Class	04	2008	18.9372	8.3058	26,139
MFS Emerging Markets Equity Portfolio S Class	04	2007	14.3004	18.9372	28,599
MFS Emerging Markets Equity Portfolio S Class	04	2006	11.2445	14.3004	22,993
MFS Emerging Markets Equity Portfolio S Class	04	2005	10.0000	11.2445	0

MFS Emerging Markets Equity Portfolio S Class	05	2008	18.9164	8.2924	0
MFS Emerging Markets Equity Portfolio S Class	05	2007	14.2920	18.9164	473
MFS Emerging Markets Equity Portfolio S Class	05	2006	11.2436	14.2920	607
MFS Emerging Markets Equity Portfolio S Class	05	2005	10.0000	11.2436	0

MFS Emerging Markets Equity Portfolio S Class	06	2008	18.8535	8.2521	1,749
MFS Emerging Markets Equity Portfolio S Class	06	2007	14.2665	18.8535	1,750
MFS Emerging Markets Equity Portfolio S Class	06	2006	11.2407	14.2665	1,829
MFS Emerging Markets Equity Portfolio S Class	06	2005	10.0000	11.2407	0

MFS Emerging Markets Equity Portfolio S Class	07	2008	18.8327	8.2387	0
MFS Emerging Markets Equity Portfolio S Class	07	2007	14.2581	18.8327	287
MFS Emerging Markets Equity Portfolio S Class	07	2006	11.2398	14.2581	0
MFS Emerging Markets Equity Portfolio S Class	07	2005	10.0000	11.2398	0

MFS Emerging Markets Equity Portfolio S Class	08	2008	18.7492	8.1853	0
MFS Emerging Markets Equity Portfolio S Class	08	2007	14.2241	18.7492	0
MFS Emerging Markets Equity Portfolio S Class	08	2006	11.2360	14.2241	0
MFS Emerging Markets Equity Portfolio S Class	08	2005	10.0000	11.2360	0

MFS Global Growth Portfolio S Class	01	2008	20.4716	12.2608	6,460
MFS Global Growth Portfolio S Class	01	2007	18.4252	20.4716	6,376
MFS Global Growth Portfolio S Class	01	2006	16.0191	18.4252	5,532
MFS Global Growth Portfolio S Class	01	2005	14.8497	16.0191	4,027
MFS Global Growth Portfolio S Class	01	2004	13.0899	14.8497	5,494
MFS Global Growth Portfolio S Class	01	2003	9.8544	13.0899	4,545
MFS Global Growth Portfolio S Class	01	2002	10.0000	9.8544	0

MFS Global Growth Portfolio S Class	02	2008	20.2562	12.1069	5,500
MFS Global Growth Portfolio S Class	02	2007	18.2687	20.2562	5,615
MFS Global Growth Portfolio S Class	02	2006	15.9153	18.2687	5,832
MFS Global Growth Portfolio S Class	02	2005	14.7835	15.9153	4,238
MFS Global Growth Portfolio S Class	02	2004	13.0581	14.7835	4,022
MFS Global Growth Portfolio S Class	02	2003	9.8505	13.0581	5,692
MFS Global Growth Portfolio S Class	02	2002	10.0000	9.8505	0

MFS Global Growth Portfolio S Class	03	2008	20.2025	12.0686	0
MFS Global Growth Portfolio S Class	03	2007	18.2296	20.2025	0
MFS Global Growth Portfolio S Class	03	2006	15.8893	18.2296	285
MFS Global Growth Portfolio S Class	03	2005	14.7669	15.8893	3,914
MFS Global Growth Portfolio S Class	03	2004	13.0502	14.7669	4,217
MFS Global Growth Portfolio S Class	03	2003	9.8495	13.0502	4,535
MFS Global Growth Portfolio S Class	03	2002	10.0000	9.8495	0

MFS Global Growth Portfolio S Class	04	2008	20.0422	11.9544	18,366
MFS Global Growth Portfolio S Class	04	2007	18.1129	20.0422	17,606
MFS Global Growth Portfolio S Class	04	2006	15.8117	18.1129	21,346
MFS Global Growth Portfolio S Class	04	2005	14.7173	15.8117	23,325
MFS Global Growth Portfolio S Class	04	2004	13.0263	14.7173	27,086
MFS Global Growth Portfolio S Class	04	2003	9.8466	13.0263	39,465
MFS Global Growth Portfolio S Class	04	2002	10.0000	9.8466	0

MFS Global Growth Portfolio S Class	05	2008	19.9895	11.9169	0
MFS Global Growth Portfolio S Class	05	2007	18.0744	19.9895	0
MFS Global Growth Portfolio S Class	05	2006	15.7862	18.0744	0
MFS Global Growth Portfolio S Class	05	2005	14.7009	15.7862	0
MFS Global Growth Portfolio S Class	05	2004	13.0184	14.7009	0
MFS Global Growth Portfolio S Class	05	2003	9.8456	13.0184	0
MFS Global Growth Portfolio S Class	05	2002	10.0000	9.8456	0

MFS Global Growth Portfolio S Class	06	2008	19.8305	11.8039	0
MFS Global Growth Portfolio S Class	06	2007	17.9584	19.8305	0
MFS Global Growth Portfolio S Class	06	2006	15.7089	17.9584	0
MFS Global Growth Portfolio S Class	06	2005	14.6514	15.7089	0
MFS Global Growth Portfolio S Class	06	2004	12.9946	14.6514	0
MFS Global Growth Portfolio S Class	06	2003	9.8427	12.9946	2,023
MFS Global Growth Portfolio S Class	06	2002	10.0000	9.8427	0

MFS Global Growth Portfolio S Class	07	2008	18.8656	11.2238	0
MFS Global Growth Portfolio S Class	07	2007	17.0934	18.8656	0
MFS Global Growth Portfolio S Class	07	2006	14.9599	17.0934	0
MFS Global Growth Portfolio S Class	07	2005	13.9599	14.9599	0
MFS Global Growth Portfolio S Class	07	2004	12.3876	13.9599	0
MFS Global Growth Portfolio S Class	07	2003	10.0000	12.3876	0

MFS Global Growth Portfolio S Class	08	2008	18.6870	11.0946	0
MFS Global Growth Portfolio S Class	08	2007	16.9665	18.6870	0
MFS Global Growth Portfolio S Class	08	2006	14.8792	16.9665	0
MFS Global Growth Portfolio S Class	08	2005	13.9130	14.8792	0
MFS Global Growth Portfolio S Class	08	2004	12.3714	13.9130	0
MFS Global Growth Portfolio S Class	08	2003	10.0000	12.3714	0

MFS Global Research Portfolio (Service Class)	01	2008	17.1481	10.6917	17,037
MFS Global Research Portfolio (Service Class)	01	2007	15.4435	17.1481	16,852
MFS Global Research Portfolio (Service Class)	01	2006	14.2403	15.4435	14,873
MFS Global Research Portfolio (Service Class)	01	2005	13.4490	14.2403	7,813
MFS Global Research Portfolio (Service Class)	01	2004	11.8421	13.4490	5,069
MFS Global Research Portfolio (Service Class)	01	2003	9.6364	11.8421	3,717
MFS Global Research Portfolio (Service Class)	01	2002	10.0000	9.6364	0

MFS Global Research Portfolio (Service Class)	02	2008	16.9676	10.5576	15,087
MFS Global Research Portfolio (Service Class)	02	2007	15.3123	16.9676	14,831
MFS Global Research Portfolio (Service Class)	02	2006	14.1480	15.3123	16,656
MFS Global Research Portfolio (Service Class)	02	2005	13.3890	14.1480	10,801
MFS Global Research Portfolio (Service Class)	02	2004	11.8133	13.3890	6,628
MFS Global Research Portfolio (Service Class)	02	2003	9.6326	11.8133	5,815
MFS Global Research Portfolio (Service Class)	02	2002	10.0000	9.6326	0

MFS Global Research Portfolio (Service Class)	03	2008	16.9226	10.5242	0
MFS Global Research Portfolio (Service Class)	03	2007	15.2795	16.9226	0
MFS Global Research Portfolio (Service Class)	03	2006	14.1249	15.2795	0
MFS Global Research Portfolio (Service Class)	03	2005	13.3740	14.1249	0
MFS Global Research Portfolio (Service Class)	03	2004	11.8061	13.3740	0
MFS Global Research Portfolio (Service Class)	03	2003	9.6316	11.8061	0
MFS Global Research Portfolio (Service Class)	03	2002	10.0000	9.6316	0

MFS Global Research Portfolio (Service Class)	04	2008	16.7883	10.4246	55,308
MFS Global Research Portfolio (Service Class)	04	2007	15.1817	16.7883	16,249
MFS Global Research Portfolio (Service Class)	04	2006	14.0559	15.1817	15,687
MFS Global Research Portfolio (Service Class)	04	2005	13.3291	14.0559	9,175
MFS Global Research Portfolio (Service Class)	04	2004	11.7845	13.3291	9,849
MFS Global Research Portfolio (Service Class)	04	2003	9.6288	11.7845	1,700
MFS Global Research Portfolio (Service Class)	04	2002	10.0000	9.6288	0

MFS Global Research Portfolio (Service Class)	05	2008	16.7441	10.3918	0
MFS Global Research Portfolio (Service Class)	05	2007	15.1494	16.7441	0
MFS Global Research Portfolio (Service Class)	05	2006	14.0332	15.1494	0
MFS Global Research Portfolio (Service Class)	05	2005	13.3142	14.0332	0
MFS Global Research Portfolio (Service Class)	05	2004	11.7774	13.3142	0
MFS Global Research Portfolio (Service Class)	05	2003	9.6278	11.7774	0
MFS Global Research Portfolio (Service Class)	05	2002	10.0000	9.6278	0

MFS Global Research Portfolio (Service Class)	06	2008	16.6110	10.2933	0
MFS Global Research Portfolio (Service Class)	06	2007	15.0522	16.6110	0
MFS Global Research Portfolio (Service Class)	06	2006	13.9645	15.0522	0
MFS Global Research Portfolio (Service Class)	06	2005	13.2693	13.9645	0
MFS Global Research Portfolio (Service Class)	06	2004	11.7558	13.2693	0
MFS Global Research Portfolio (Service Class)	06	2003	9.6249	11.7558	0
MFS Global Research Portfolio (Service Class)	06	2002	10.0000	9.6249	0

MFS Global Research Portfolio (Service Class)	07	2008	16.2214	10.0467	0
MFS Global Research Portfolio (Service Class)	07	2007	14.7067	16.2214	0
MFS Global Research Portfolio (Service Class)	07	2006	13.6510	14.7067	0
MFS Global Research Portfolio (Service Class)	07	2005	12.9781	13.6510	0
MFS Global Research Portfolio (Service Class)	07	2004	11.5036	12.9781	0
MFS Global Research Portfolio (Service Class)	07	2003	10.0000	11.5036	0

MFS Global Research Portfolio (Service Class)	08	2008	16.0678	9.9311	0
MFS Global Research Portfolio (Service Class)	08	2007	14.5975	16.0678	0
MFS Global Research Portfolio (Service Class)	08	2006	13.5773	14.5975	0
MFS Global Research Portfolio (Service Class)	08	2005	12.9345	13.5773	0
MFS Global Research Portfolio (Service Class)	08	2004	11.4886	12.9345	0
MFS Global Research Portfolio (Service Class)	08	2003	10.0000	11.4886	0

MFS Government Securities Portfolio S Class	01	2008	11.1715	11.8920	1,353,897
MFS Government Securities Portfolio S Class	01	2007	10.6314	11.1715	1,258,195
MFS Government Securities Portfolio S Class	01	2006	10.4517	10.6314	1,167,741
MFS Government Securities Portfolio S Class	01	2005	10.4228	10.4517	682,503
MFS Government Securities Portfolio S Class	01	2004	10.2399	10.4228	377,610
MFS Government Securities Portfolio S Class	01	2003	10.2258	10.2399	122,533
MFS Government Securities Portfolio S Class	01	2002	10.0000	10.2258	0

MFS Government Securities Portfolio S Class	02	2008	11.0539	11.7428	1,158,216
MFS Government Securities Portfolio S Class	02	2007	10.5410	11.0539	1,337,245
MFS Government Securities Portfolio S Class	02	2006	10.3839	10.5410	1,192,049
MFS Government Securities Portfolio S Class	02	2005	10.3763	10.3839	621,129
MFS Government Securities Portfolio S Class	02	2004	10.2150	10.3763	298,286
MFS Government Securities Portfolio S Class	02	2003	10.2218	10.2150	114,831
MFS Government Securities Portfolio S Class	02	2002	10.0000	10.2218	0

MFS Government Securities Portfolio S Class	03	2008	11.0246	11.7057	77,213
MFS Government Securities Portfolio S Class	03	2007	10.5184	11.0246	106,844
MFS Government Securities Portfolio S Class	03	2006	10.3670	10.5184	103,226
MFS Government Securities Portfolio S Class	03	2005	10.3646	10.3670	83,551
MFS Government Securities Portfolio S Class	03	2004	10.2088	10.3646	47,417
MFS Government Securities Portfolio S Class	03	2003	10.2208	10.2088	7,132
MFS Government Securities Portfolio S Class	03	2002	10.0000	10.2208	0

MFS Government Securities Portfolio S Class	04	2008	10.9371	11.5949	626,427
MFS Government Securities Portfolio S Class	04	2007	10.4510	10.9371	818,982
MFS Government Securities Portfolio S Class	04	2006	10.3163	10.4510	845,418
MFS Government Securities Portfolio S Class	04	2005	10.3298	10.3163	598,142
MFS Government Securities Portfolio S Class	04	2004	10.1901	10.3298	431,650
MFS Government Securities Portfolio S Class	04	2003	10.2177	10.1901	241,567
MFS Government Securities Portfolio S Class	04	2002	10.0000	10.2177	0

MFS Government Securities Portfolio S Class	05	2008	10.9083	11.5585	9,794
MFS Government Securities Portfolio S Class	05	2007	10.4289	10.9083	11,868
MFS Government Securities Portfolio S Class	05	2006	10.2996	10.4289	7,264
MFS Government Securities Portfolio S Class	05	2005	10.3183	10.2996	2,187
MFS Government Securities Portfolio S Class	05	2004	10.1840	10.3183	403
MFS Government Securities Portfolio S Class	05	2003	10.2167	10.1840	0
MFS Government Securities Portfolio S Class	05	2002	10.0000	10.2167	0

MFS Government Securities Portfolio S Class	06	2008	10.8215	11.4489	85,197
MFS Government Securities Portfolio S Class	06	2007	10.3619	10.8215	134,156
MFS Government Securities Portfolio S Class	06	2006	10.2492	10.3619	145,087
MFS Government Securities Portfolio S Class	06	2005	10.2835	10.2492	161,854
MFS Government Securities Portfolio S Class	06	2004	10.1653	10.2835	148,241
MFS Government Securities Portfolio S Class	06	2003	10.2137	10.1653	57,279
MFS Government Securities Portfolio S Class	06	2002	10.0000	10.2137	0

MFS Government Securities Portfolio S Class	07	2008	10.4636	11.0646	102,018
MFS Government Securities Portfolio S Class	07	2007	10.0244	10.4636	190,585
MFS Government Securities Portfolio S Class	07	2006	9.9204	10.0244	210,515
MFS Government Securities Portfolio S Class	07	2005	9.9586	9.9204	197,901
MFS Government Securities Portfolio S Class	07	2004	9.8492	9.9586	185,283
MFS Government Securities Portfolio S Class	07	2003	10.0000	9.8492	84,578

MFS Government Securities Portfolio S Class	08	2008	10.3645	10.9373	8,524
MFS Government Securities Portfolio S Class	08	2007	9.9499	10.3645	14,818
MFS Government Securities Portfolio S Class	08	2006	9.8668	9.9499	16,406
MFS Government Securities Portfolio S Class	08	2005	9.9252	9.8668	16,775
MFS Government Securities Portfolio S Class	08	2004	9.8363	9.9252	16,501
MFS Government Securities Portfolio S Class	08	2003	10.0000	9.8363	2,412

MFS Growth Portfolio	01	2008	18.4210	11.3112	30,806
MFS Growth Portfolio	01	2007	15.4885	18.4210	31,451
MFS Growth Portfolio	01	2006	14.6296	15.4885	21,343
MFS Growth Portfolio	01	2005	13.6659	14.6296	14,875
MFS Growth Portfolio	01	2004	12.3073	13.6659	18,594
MFS Growth Portfolio	01	2003	9.5471	12.3073	6,480
MFS Growth Portfolio	01	2002	10.0000	9.5471	0

MFS Growth Portfolio	02	2008	18.2271	11.1693	51,327
MFS Growth Portfolio	02	2007	15.3569	18.2271	53,008
MFS Growth Portfolio	02	2006	14.5348	15.3569	57,733
MFS Growth Portfolio	02	2005	13.6049	14.5348	52,198
MFS Growth Portfolio	02	2004	12.2774	13.6049	47,202
MFS Growth Portfolio	02	2003	9.5434	12.2774	9,419
MFS Growth Portfolio	02	2002	10.0000	9.5434	0

MFS Growth Portfolio	03	2008	18.1788	11.1339	0
MFS Growth Portfolio	03	2007	15.3240	18.1788	0
MFS Growth Portfolio	03	2006	14.5111	15.3240	0
MFS Growth Portfolio	03	2005	13.5896	14.5111	561
MFS Growth Portfolio	03	2004	12.2699	13.5896	596
MFS Growth Portfolio	03	2003	9.5424	12.2699	619
MFS Growth Portfolio	03	2002	10.0000	9.5424	0

MFS Growth Portfolio	04	2008	18.0346	11.0286	14,368
MFS Growth Portfolio	04	2007	15.2259	18.0346	60,997
MFS Growth Portfolio	04	2006	14.4402	15.2259	15,150
MFS Growth Portfolio	04	2005	13.5439	14.4402	16,188
MFS Growth Portfolio	04	2004	12.2475	13.5439	21,562
MFS Growth Portfolio	04	2003	9.5396	12.2475	9,502
MFS Growth Portfolio	04	2002	10.0000	9.5396	0

MFS Growth Portfolio	05	2008	17.9871	10.9939	0
MFS Growth Portfolio	05	2007	15.1935	17.9871	0
MFS Growth Portfolio	05	2006	14.4169	15.1935	0
MFS Growth Portfolio	05	2005	13.5289	14.4169	0
MFS Growth Portfolio	05	2004	12.2401	13.5289	0
MFS Growth Portfolio	05	2003	9.5386	12.2401	0
MFS Growth Portfolio	05	2002	10.0000	9.5386	0

MFS Growth Portfolio	06	2008	17.8440	10.8897	0
MFS Growth Portfolio	06	2007	15.0960	17.8440	1,903
MFS Growth Portfolio	06	2006	14.3463	15.0960	1,896
MFS Growth Portfolio	06	2005	13.4833	14.3463	0
MFS Growth Portfolio	06	2004	12.2176	13.4833	0
MFS Growth Portfolio	06	2003	9.5358	12.2176	0
MFS Growth Portfolio	06	2002	10.0000	9.5358	0

MFS Growth Portfolio	07	2008	16.7752	10.2321	0
MFS Growth Portfolio	07	2007	14.1990	16.7752	0
MFS Growth Portfolio	07	2006	13.5008	14.1990	0
MFS Growth Portfolio	07	2005	12.6951	13.5008	0
MFS Growth Portfolio	07	2004	11.5093	12.6951	0
MFS Growth Portfolio	07	2003	10.0000	11.5093	0

MFS Growth Portfolio	08	2008	16.6162	10.1143	0
MFS Growth Portfolio	08	2007	14.0936	16.6162	0
MFS Growth Portfolio	08	2006	13.4279	14.0936	0
MFS Growth Portfolio	08	2005	12.6524	13.4279	0
MFS Growth Portfolio	08	2004	11.4943	12.6524	0
MFS Growth Portfolio	08	2003	10.0000	11.4943	0

MFS High Yield Portfolio S Class	01	2008	14.7167	10.1774	532,751
MFS High Yield Portfolio S Class	01	2007	14.7422	14.7167	494,003
MFS High Yield Portfolio S Class	01	2006	13.6277	14.7422	297,073
MFS High Yield Portfolio S Class	01	2005	13.5996	13.6277	213,926
MFS High Yield Portfolio S Class	01	2004	12.6501	13.5996	143,294
MFS High Yield Portfolio S Class	01	2003	10.6171	12.6501	89,925
MFS High Yield Portfolio S Class	01	2002	10.0000	10.6171	0

MFS High Yield Portfolio S Class	02	2008	14.5617	10.0497	484,584
MFS High Yield Portfolio S Class	02	2007	14.6169	14.5617	489,018
MFS High Yield Portfolio S Class	02	2006	13.5394	14.6169	316,622
MFS High Yield Portfolio S Class	02	2005	13.5389	13.5394	194,124
MFS High Yield Portfolio S Class	02	2004	12.6194	13.5389	132,593
MFS High Yield Portfolio S Class	02	2003	10.6129	12.6194	451,013
MFS High Yield Portfolio S Class	02	2002	10.0000	10.6129	0

MFS High Yield Portfolio S Class	03	2008	14.5231	10.0179	28,286
MFS High Yield Portfolio S Class	03	2007	14.5856	14.5231	26,051
MFS High Yield Portfolio S Class	03	2006	13.5173	14.5856	18,478
MFS High Yield Portfolio S Class	03	2005	13.5237	13.5173	17,756
MFS High Yield Portfolio S Class	03	2004	12.6117	13.5237	11,883
MFS High Yield Portfolio S Class	03	2003	10.6118	12.6117	973
MFS High Yield Portfolio S Class	03	2002	10.0000	10.6118	0

MFS High Yield Portfolio S Class	04	2008	14.4079	9.9232	224,894
MFS High Yield Portfolio S Class	04	2007	14.4923	14.4079	224,278
MFS High Yield Portfolio S Class	04	2006	13.4513	14.4923	182,359
MFS High Yield Portfolio S Class	04	2005	13.4783	13.4513	154,872
MFS High Yield Portfolio S Class	04	2004	12.5886	13.4783	115,695
MFS High Yield Portfolio S Class	04	2003	10.6087	12.5886	122,759
MFS High Yield Portfolio S Class	04	2002	10.0000	10.6087	4,880

MFS High Yield Portfolio S Class	05	2008	14.3700	9.8920	4,853
MFS High Yield Portfolio S Class	05	2007	14.4615	14.3700	3,748
MFS High Yield Portfolio S Class	05	2006	13.4295	14.4615	1,522
MFS High Yield Portfolio S Class	05	2005	13.4632	13.4295	203
MFS High Yield Portfolio S Class	05	2004	12.5810	13.4632	0
MFS High Yield Portfolio S Class	05	2003	10.6076	12.5810	0
MFS High Yield Portfolio S Class	05	2002	10.0000	10.6076	0

MFS High Yield Portfolio S Class	06	2008	14.2557	9.7982	27,917
MFS High Yield Portfolio S Class	06	2007	14.3687	14.2557	31,822
MFS High Yield Portfolio S Class	06	2006	13.3638	14.3687	32,773
MFS High Yield Portfolio S Class	06	2005	13.4179	13.3638	32,874
MFS High Yield Portfolio S Class	06	2004	12.5579	13.4179	30,370
MFS High Yield Portfolio S Class	06	2003	10.6044	12.5579	7,664
MFS High Yield Portfolio S Class	06	2002	10.0000	10.6044	0

MFS High Yield Portfolio S Class	07	2008	12.3543	8.4870	35,023
MFS High Yield Portfolio S Class	07	2007	12.4586	12.3543	37,289
MFS High Yield Portfolio S Class	07	2006	11.5932	12.4586	41,021
MFS High Yield Portfolio S Class	07	2005	11.6461	11.5932	42,942
MFS High Yield Portfolio S Class	07	2004	10.9052	11.6461	41,027
MFS High Yield Portfolio S Class	07	2003	10.0000	10.9052	15,220

MFS High Yield Portfolio S Class	08	2008	12.2373	8.3893	2,726
MFS High Yield Portfolio S Class	08	2007	12.3660	12.2373	2,807
MFS High Yield Portfolio S Class	08	2006	11.5306	12.3660	3,063
MFS High Yield Portfolio S Class	08	2005	11.6069	11.5306	4,463
MFS High Yield Portfolio S Class	08	2004	10.8910	11.6069	4,508
MFS High Yield Portfolio S Class	08	2003	10.0000	10.8910	392

MFS International Growth Portfolio S Class	01	2008	11.7937	6.9601	103,690
MFS International Growth Portfolio S Class	01	2007	10.0000	11.7937	42,942

MFS International Growth Portfolio S Class	02	2008	11.7739	6.9342	32,726
MFS International Growth Portfolio S Class	02	2007	10.0000	11.7739	20,931

MFS International Growth Portfolio S Class	03	2008	11.7689	6.9277	0
MFS International Growth Portfolio S Class	03	2007	10.0000	11.7689	0

MFS International Growth Portfolio S Class	04	2008	11.7541	6.9083	41,661
MFS International Growth Portfolio S Class	04	2007	10.0000	11.7541	37,484

MFS International Growth Portfolio S Class	05	2008	11.7492	6.9019	0
MFS International Growth Portfolio S Class	05	2007	10.0000	11.7492	0

MFS International Growth Portfolio S Class	06	2008	11.7343	6.8825	0
MFS International Growth Portfolio S Class	06	2007	10.0000	11.7343	1,742

MFS International Growth Portfolio S Class	07	2008	11.7293	6.8761	0
MFS International Growth Portfolio S Class	07	2007	10.0000	11.7293	0

MFS International Growth Portfolio S Class	08	2008	11.7095	6.8503	0
MFS International Growth Portfolio S Class	08	2007	10.0000	11.7095	0

MFS International Value Portfolio S Class	01	2008	10.8868	7.3221	2,169,328
MFS International Value Portfolio S Class	01	2007	10.0000	10.8868	1,843,705

MFS International Value Portfolio S Class	02	2008	10.8685	7.2948	1,674,663
MFS International Value Portfolio S Class	02	2007	10.0000	10.8685	1,489,635

MFS International Value Portfolio S Class	03	2008	10.8639	7.2880	31,615
MFS International Value Portfolio S Class	03	2007	10.0000	10.8639	25,124

MFS International Value Portfolio S Class	04	2008	10.8502	7.2676	471,184
MFS International Value Portfolio S Class	04	2007	10.0000	10.8502	283,182

MFS International Value Portfolio S Class	05	2008	10.8457	7.2609	0
MFS International Value Portfolio S Class	05	2007	10.0000	10.8457	0

MFS International Value Portfolio S Class	06	2008	10.8319	7.2405	0
MFS International Value Portfolio S Class	06	2007	10.0000	10.8319	0

MFS International Value Portfolio S Class	07	2008	10.8274	7.2337	2,623
MFS International Value Portfolio S Class	07	2007	10.0000	10.8274	1,616

MFS International Value Portfolio S Class	08	2008	10.8091	7.2066	0
MFS International Value Portfolio S Class	08	2007	10.0000	10.8091	0

MFS Massachusetts Investors Growth Stock Portfolio S Class	01	2008	14.3104	8.8122	105,035
MFS Massachusetts Investors Growth Stock Portfolio S Class	01	2007	13.0852	14.3104	131,405
MFS Massachusetts Investors Growth Stock Portfolio S Class	01	2006	12.3920	13.0852	62,627
MFS Massachusetts Investors Growth Stock Portfolio S Class	01	2005	12.1028	12.3920	59,928
MFS Massachusetts Investors Growth Stock Portfolio S Class	01	2004	11.2591	12.1028	50,471
MFS Massachusetts Investors Growth Stock Portfolio S Class	01	2003	9.3236	11.2591	18,177
MFS Massachusetts Investors Growth Stock Portfolio S Class	01	2002	10.0000	9.3236	2,080

MFS Massachusetts Investors Growth Stock Portfolio S Class	02	2008	14.1597	8.7015	226,945
MFS Massachusetts Investors Growth Stock Portfolio S Class	02	2007	12.9739	14.1597	289,710
MFS Massachusetts Investors Growth Stock Portfolio S Class	02	2006	12.3116	12.9739	185,323
MFS Massachusetts Investors Growth Stock Portfolio S Class	02	2005	12.0487	12.3116	177,706
MFS Massachusetts Investors Growth Stock Portfolio S Class	02	2004	11.2317	12.0487	206,468
MFS Massachusetts Investors Growth Stock Portfolio S Class	02	2003	9.3199	11.2317	43,217
MFS Massachusetts Investors Growth Stock Portfolio S Class	02	2002	10.0000	9.3199	0

MFS Massachusetts Investors Growth Stock Portfolio S Class	03	2008	14.1222	8.6740	6,993
MFS Massachusetts Investors Growth Stock Portfolio S Class	03	2007	12.9462	14.1222	24,246
MFS Massachusetts Investors Growth Stock Portfolio S Class	03	2006	12.2915	12.9462	38,293
MFS Massachusetts Investors Growth Stock Portfolio S Class	03	2005	12.0352	12.2915	30,841
MFS Massachusetts Investors Growth Stock Portfolio S Class	03	2004	11.2249	12.0352	25,143
MFS Massachusetts Investors Growth Stock Portfolio S Class	03	2003	9.3190	11.2249	0
MFS Massachusetts Investors Growth Stock Portfolio S Class	03	2002	10.0000	9.3190	0

MFS Massachusetts Investors Growth Stock Portfolio S Class	04	2008	14.0101	8.5919	113,887
MFS Massachusetts Investors Growth Stock Portfolio S Class	04	2007	12.8633	14.0101	161,541
MFS Massachusetts Investors Growth Stock Portfolio S Class	04	2006	12.2315	12.8633	148,922
MFS Massachusetts Investors Growth Stock Portfolio S Class	04	2005	11.9948	12.2315	145,584
MFS Massachusetts Investors Growth Stock Portfolio S Class	04	2004	11.2044	11.9948	147,651
MFS Massachusetts Investors Growth Stock Portfolio S Class	04	2003	9.3162	11.2044	119,117
MFS Massachusetts Investors Growth Stock Portfolio S Class	04	2002	10.0000	9.3162	5,224

MFS Massachusetts Investors Growth Stock Portfolio S Class	05	2008	13.9732	8.5649	0
MFS Massachusetts Investors Growth Stock Portfolio S Class	05	2007	12.8360	13.9732	0
MFS Massachusetts Investors Growth Stock Portfolio S Class	05	2006	12.2117	12.8360	0
MFS Massachusetts Investors Growth Stock Portfolio S Class	05	2005	11.9814	12.2117	0
MFS Massachusetts Investors Growth Stock Portfolio S Class	05	2004	11.1976	11.9814	0
MFS Massachusetts Investors Growth Stock Portfolio S Class	05	2003	9.3152	11.1976	0
MFS Massachusetts Investors Growth Stock Portfolio S Class	05	2002	10.0000	9.3152	0

MFS Massachusetts Investors Growth Stock Portfolio S Class	06	2008	13.8621	8.4837	26,098
MFS Massachusetts Investors Growth Stock Portfolio S Class	06	2007	12.7536	13.8621	23,153
MFS Massachusetts Investors Growth Stock Portfolio S Class	06	2006	12.1519	12.7536	13,781
MFS Massachusetts Investors Growth Stock Portfolio S Class	06	2005	11.9410	12.1519	15,686
MFS Massachusetts Investors Growth Stock Portfolio S Class	06	2004	11.1770	11.9410	13,013
MFS Massachusetts Investors Growth Stock Portfolio S Class	06	2003	9.3125	11.1770	8,798
MFS Massachusetts Investors Growth Stock Portfolio S Class	06	2002	10.0000	9.3125	0

MFS Massachusetts Investors Growth Stock Portfolio S Class	07	2008	13.7145	8.3891	39,143
MFS Massachusetts Investors Growth Stock Portfolio S Class	07	2007	12.6243	13.7145	72,634
MFS Massachusetts Investors Growth Stock Portfolio S Class	07	2006	12.0349	12.6243	61,102
MFS Massachusetts Investors Growth Stock Portfolio S Class	07	2005	11.8320	12.0349	61,359
MFS Massachusetts Investors Growth Stock Portfolio S Class	07	2004	11.0807	11.8320	62,201
MFS Massachusetts Investors Growth Stock Portfolio S Class	07	2003	10.0000	11.0807	64,890

MFS Massachusetts Investors Growth Stock Portfolio S Class	08	2008	13.5846	8.2925	79
MFS Massachusetts Investors Growth Stock Portfolio S Class	08	2007	12.5305	13.5846	2,400
MFS Massachusetts Investors Growth Stock Portfolio S Class	08	2006	11.9700	12.5305	2,157
MFS Massachusetts Investors Growth Stock Portfolio S Class	08	2005	11.7923	11.9700	2,291
MFS Massachusetts Investors Growth Stock Portfolio S Class	08	2004	11.0662	11.7923	2,420
MFS Massachusetts Investors Growth Stock Portfolio S Class	08	2003	10.0000	11.0662	2,389

MFS Mid Cap Growth Portfolio S Class	01	2008	16.4360	7.8459	31,811
MFS Mid Cap Growth Portfolio S Class	01	2007	15.2589	16.4360	27,028
MFS Mid Cap Growth Portfolio S Class	01	2006	15.1886	15.2589	28,298
MFS Mid Cap Growth Portfolio S Class	01	2005	15.0329	15.1886	31,564
MFS Mid Cap Growth Portfolio S Class	01	2004	13.3819	15.0329	36,129
MFS Mid Cap Growth Portfolio S Class	01	2003	9.9126	13.3819	30,889
MFS Mid Cap Growth Portfolio S Class	01	2002	10.0000	9.9126	0

MFS Mid Cap Growth Portfolio S Class	02	2008	16.2630	7.7474	13,393
MFS Mid Cap Growth Portfolio S Class	02	2007	15.1292	16.2630	28,538
MFS Mid Cap Growth Portfolio S Class	02	2006	15.0902	15.1292	33,860
MFS Mid Cap Growth Portfolio S Class	02	2005	14.9658	15.0902	20,530
MFS Mid Cap Growth Portfolio S Class	02	2004	13.3494	14.9658	23,324
MFS Mid Cap Growth Portfolio S Class	02	2003	9.9087	13.3494	31,161
MFS Mid Cap Growth Portfolio S Class	02	2002	10.0000	9.9087	0

MFS Mid Cap Growth Portfolio S Class	03	2008	16.2198	7.7229	3,801
MFS Mid Cap Growth Portfolio S Class	03	2007	15.0969	16.2198	5,551
MFS Mid Cap Growth Portfolio S Class	03	2006	15.0656	15.0969	6,486
MFS Mid Cap Growth Portfolio S Class	03	2005	14.9491	15.0656	7,773
MFS Mid Cap Growth Portfolio S Class	03	2004	13.3413	14.9491	7,816
MFS Mid Cap Growth Portfolio S Class	03	2003	9.9077	13.3413	4,012
MFS Mid Cap Growth Portfolio S Class	03	2002	10.0000	9.9077	0

MFS Mid Cap Growth Portfolio S Class	04	2008	16.0912	7.6498	22,938
MFS Mid Cap Growth Portfolio S Class	04	2007	15.0002	16.0912	24,413
MFS Mid Cap Growth Portfolio S Class	04	2006	14.9920	15.0002	30,320
MFS Mid Cap Growth Portfolio S Class	04	2005	14.8988	14.9920	36,851
MFS Mid Cap Growth Portfolio S Class	04	2004	13.3169	14.8988	44,325
MFS Mid Cap Growth Portfolio S Class	04	2003	9.9047	13.3169	79,798
MFS Mid Cap Growth Portfolio S Class	04	2002	10.0000	9.9047	0

MFS Mid Cap Growth Portfolio S Class	05	2008	16.0488	7.6258	0
MFS Mid Cap Growth Portfolio S Class	05	2007	14.9683	16.0488	0
MFS Mid Cap Growth Portfolio S Class	05	2006	14.9677	14.9683	0
MFS Mid Cap Growth Portfolio S Class	05	2005	14.8822	14.9677	0
MFS Mid Cap Growth Portfolio S Class	05	2004	13.3089	14.8822	0
MFS Mid Cap Growth Portfolio S Class	05	2003	9.9037	13.3089	0
MFS Mid Cap Growth Portfolio S Class	05	2002	10.0000	9.9037	0

MFS Mid Cap Growth Portfolio S Class	06	2008	15.9211	7.5534	7,722
MFS Mid Cap Growth Portfolio S Class	06	2007	14.8722	15.9211	5,117
MFS Mid Cap Growth Portfolio S Class	06	2006	14.8945	14.8722	5,326
MFS Mid Cap Growth Portfolio S Class	06	2005	14.8321	14.8945	6,251
MFS Mid Cap Growth Portfolio S Class	06	2004	13.2845	14.8321	7,714
MFS Mid Cap Growth Portfolio S Class	06	2003	9.9008	13.2845	8,254
MFS Mid Cap Growth Portfolio S Class	06	2002	10.0000	9.9008	0

MFS Mid Cap Growth Portfolio S Class	07	2008	14.5523	6.9004	11,684
MFS Mid Cap Growth Portfolio S Class	07	2007	13.6005	14.5523	11,102
MFS Mid Cap Growth Portfolio S Class	07	2006	13.6278	13.6005	12,131
MFS Mid Cap Growth Portfolio S Class	07	2005	13.5776	13.6278	14,491
MFS Mid Cap Growth Portfolio S Class	07	2004	12.1671	13.5776	15,836
MFS Mid Cap Growth Portfolio S Class	07	2003	10.0000	12.1671	13,678

MFS Mid Cap Growth Portfolio S Class	08	2008	14.4144	6.8209	0
MFS Mid Cap Growth Portfolio S Class	08	2007	13.4994	14.4144	166
MFS Mid Cap Growth Portfolio S Class	08	2006	13.5543	13.4994	337
MFS Mid Cap Growth Portfolio S Class	08	2005	13.5320	13.5543	336
MFS Mid Cap Growth Portfolio S Class	08	2004	12.1513	13.5320	351
MFS Mid Cap Growth Portfolio S Class	08	2003	10.0000	12.1513	353

MFS Mid Cap Value Portfolio S Class	01	2008	17.9782	10.1930	25,197
MFS Mid Cap Value Portfolio S Class	01	2007	18.0015	17.9782	25,556
MFS Mid Cap Value Portfolio S Class	01	2006	16.4956	18.0015	25,452
MFS Mid Cap Value Portfolio S Class	01	2005	15.6236	16.4956	30,466
MFS Mid Cap Value Portfolio S Class	01	2004	13.0548	15.6236	35,881
MFS Mid Cap Value Portfolio S Class	01	2003	10.0682	13.0548	35,889
MFS Mid Cap Value Portfolio S Class	01	2002	10.0000	10.0682	0

MFS Mid Cap Value Portfolio S Class	02	2008	17.7890	10.0651	16,734
MFS Mid Cap Value Portfolio S Class	02	2007	17.8485	17.7890	16,597
MFS Mid Cap Value Portfolio S Class	02	2006	16.3887	17.8485	20,697
MFS Mid Cap Value Portfolio S Class	02	2005	15.5538	16.3887	23,397
MFS Mid Cap Value Portfolio S Class	02	2004	13.0232	15.5538	25,211
MFS Mid Cap Value Portfolio S Class	02	2003	10.0642	13.0232	29,199
MFS Mid Cap Value Portfolio S Class	02	2002	10.0000	10.0642	0

MFS Mid Cap Value Portfolio S Class	03	2008	17.7418	10.0332	1,835
MFS Mid Cap Value Portfolio S Class	03	2007	17.8103	17.7418	3,739
MFS Mid Cap Value Portfolio S Class	03	2006	16.3620	17.8103	4,317
MFS Mid Cap Value Portfolio S Class	03	2005	15.5364	16.3620	9,950
MFS Mid Cap Value Portfolio S Class	03	2004	13.0152	15.5364	10,637
MFS Mid Cap Value Portfolio S Class	03	2003	10.0632	13.0152	7,551
MFS Mid Cap Value Portfolio S Class	03	2002	10.0000	10.0632	0

MFS Mid Cap Value Portfolio S Class	04	2008	17.6011	9.9383	20,901
MFS Mid Cap Value Portfolio S Class	04	2007	17.6963	17.6011	27,647
MFS Mid Cap Value Portfolio S Class	04	2006	16.2821	17.6963	30,632
MFS Mid Cap Value Portfolio S Class	04	2005	15.4842	16.2821	33,895
MFS Mid Cap Value Portfolio S Class	04	2004	12.9914	15.4842	36,554
MFS Mid Cap Value Portfolio S Class	04	2003	10.0602	12.9914	56,561
MFS Mid Cap Value Portfolio S Class	04	2002	10.0000	10.0602	0

MFS Mid Cap Value Portfolio S Class	05	2008	17.5547	9.9071	0
MFS Mid Cap Value Portfolio S Class	05	2007	17.6587	17.5547	0
MFS Mid Cap Value Portfolio S Class	05	2006	16.2557	17.6587	0
MFS Mid Cap Value Portfolio S Class	05	2005	15.4669	16.2557	0
MFS Mid Cap Value Portfolio S Class	05	2004	12.9836	15.4669	0
MFS Mid Cap Value Portfolio S Class	05	2003	10.0592	12.9836	0
MFS Mid Cap Value Portfolio S Class	05	2002	10.0000	10.0592	0

MFS Mid Cap Value Portfolio S Class	06	2008	17.4152	9.8131	5,897
MFS Mid Cap Value Portfolio S Class	06	2007	17.5454	17.4152	4,569
MFS Mid Cap Value Portfolio S Class	06	2006	16.1762	17.5454	4,467
MFS Mid Cap Value Portfolio S Class	06	2005	15.4149	16.1762	5,676
MFS Mid Cap Value Portfolio S Class	06	2004	12.9598	15.4149	7,357
MFS Mid Cap Value Portfolio S Class	06	2003	10.0562	12.9598	8,890
MFS Mid Cap Value Portfolio S Class	06	2002	10.0000	10.0562	0

MFS Mid Cap Value Portfolio S Class	07	2008	16.4911	9.2877	9,939
MFS Mid Cap Value Portfolio S Class	07	2007	16.6230	16.4911	10,664
MFS Mid Cap Value Portfolio S Class	07	2006	15.3335	16.6230	10,903
MFS Mid Cap Value Portfolio S Class	07	2005	14.6193	15.3335	12,913
MFS Mid Cap Value Portfolio S Class	07	2004	12.2972	14.6193	14,784
MFS Mid Cap Value Portfolio S Class	07	2003	10.0000	12.2972	14,103

MFS Mid Cap Value Portfolio S Class	08	2008	16.3349	9.1807	0
MFS Mid Cap Value Portfolio S Class	08	2007	16.4995	16.3349	146
MFS Mid Cap Value Portfolio S Class	08	2006	15.2508	16.4995	278
MFS Mid Cap Value Portfolio S Class	08	2005	14.5702	15.2508	299
MFS Mid Cap Value Portfolio S Class	08	2004	12.2812	14.5702	328
MFS Mid Cap Value Portfolio S Class	08	2003	10.0000	12.2812	365

MFS Money Market Portfolio S Class	01	2008	10.3410	10.3477	1,609,682
MFS Money Market Portfolio S Class	01	2007	10.0592	10.3410	1,518,240
MFS Money Market Portfolio S Class	01	2006	9.8077	10.0592	841,089
MFS Money Market Portfolio S Class	01	2005	9.7370	9.8077	555,637
MFS Money Market Portfolio S Class	01	2004	9.8493	9.7370	308,562
MFS Money Market Portfolio S Class	01	2003	9.9818	9.8493	35,369
MFS Money Market Portfolio S Class	01	2002	10.0000	9.9818	0

MFS Money Market Portfolio S Class	02	2008	10.2321	10.2178	1,237,811
MFS Money Market Portfolio S Class	02	2007	9.9737	10.2321	1,210,048
MFS Money Market Portfolio S Class	02	2006	9.7441	9.9737	1,051,929
MFS Money Market Portfolio S Class	02	2005	9.6935	9.7441	556,107
MFS Money Market Portfolio S Class	02	2004	9.8253	9.6935	397,959
MFS Money Market Portfolio S Class	02	2003	9.9779	9.8253	98,228
MFS Money Market Portfolio S Class	02	2002	10.0000	9.9779	0

MFS Money Market Portfolio S Class	03	2008	10.2049	10.1855	95,453
MFS Money Market Portfolio S Class	03	2007	9.9524	10.2049	162,803
MFS Money Market Portfolio S Class	03	2006	9.7282	9.9524	70,320
MFS Money Market Portfolio S Class	03	2005	9.6826	9.7282	58,953
MFS Money Market Portfolio S Class	03	2004	9.8193	9.6826	34,319
MFS Money Market Portfolio S Class	03	2003	9.9769	9.8193	470
MFS Money Market Portfolio S Class	03	2002	10.0000	9.9769	0

MFS Money Market Portfolio S Class	04	2008	10.1239	10.0892	1,009,946
MFS Money Market Portfolio S Class	04	2007	9.8886	10.1239	840,944
MFS Money Market Portfolio S Class	04	2006	9.6807	9.8886	653,786
MFS Money Market Portfolio S Class	04	2005	9.6501	9.6807	523,625
MFS Money Market Portfolio S Class	04	2004	9.8014	9.6501	318,642
MFS Money Market Portfolio S Class	04	2003	9.9739	9.8014	38,135
MFS Money Market Portfolio S Class	04	2002	10.0000	9.9739	0

MFS Money Market Portfolio S Class	05	2008	10.0973	10.0575	4,365
MFS Money Market Portfolio S Class	05	2007	9.8676	10.0973	6,966
MFS Money Market Portfolio S Class	05	2006	9.6650	9.8676	2,428
MFS Money Market Portfolio S Class	05	2005	9.6393	9.6650	465
MFS Money Market Portfolio S Class	05	2004	9.7954	9.6393	0
MFS Money Market Portfolio S Class	05	2003	9.9729	9.7954	0
MFS Money Market Portfolio S Class	05	2002	10.0000	9.9729	0

MFS Money Market Portfolio S Class	06	2008	10.0170	9.9621	79,369
MFS Money Market Portfolio S Class	06	2007	9.8043	10.0170	116,786
MFS Money Market Portfolio S Class	06	2006	9.6177	9.8043	113,531
MFS Money Market Portfolio S Class	06	2005	9.6068	9.6177	302,433
MFS Money Market Portfolio S Class	06	2004	9.7775	9.6068	148,739
MFS Money Market Portfolio S Class	06	2003	9.9700	9.7775	13,346
MFS Money Market Portfolio S Class	06	2002	10.0000	9.9700	0

MFS Money Market Portfolio S Class	07	2008	10.0905	10.0301	63,223
MFS Money Market Portfolio S Class	07	2007	9.8813	10.0905	102,173
MFS Money Market Portfolio S Class	07	2006	9.6982	9.8813	113,441
MFS Money Market Portfolio S Class	07	2005	9.6922	9.6982	110,688
MFS Money Market Portfolio S Class	07	2004	9.8694	9.6922	100,698
MFS Money Market Portfolio S Class	07	2003	10.0000	9.8694	20,953

MFS Money Market Portfolio S Class	08	2008	9.9949	9.9146	9,878
MFS Money Market Portfolio S Class	08	2007	9.8079	9.9949	15,306
MFS Money Market Portfolio S Class	08	2006	9.6458	9.8079	16,400
MFS Money Market Portfolio S Class	08	2005	9.6596	9.6458	18,776
MFS Money Market Portfolio S Class	08	2004	9.8565	9.6596	19,029
MFS Money Market Portfolio S Class	08	2003	10.0000	9.8565	599

MFS New Discovery Portfolio S Class	01	2008	15.5803	9.2245	494,987
MFS New Discovery Portfolio S Class	01	2007	15.4983	15.5803	514,618
MFS New Discovery Portfolio S Class	01	2006	13.9648	15.4983	444,408
MFS New Discovery Portfolio S Class	01	2005	13.5347	13.9648	265,109
MFS New Discovery Portfolio S Class	01	2004	12.8426	13.5347	132,879
MFS New Discovery Portfolio S Class	01	2003	9.6765	12.8426	2,633
MFS New Discovery Portfolio S Class	01	2002	10.0000	9.6765	0

MFS New Discovery Portfolio S Class	02	2008	15.4163	9.1087	539,243
MFS New Discovery Portfolio S Class	02	2007	15.3666	15.4163	566,711
MFS New Discovery Portfolio S Class	02	2006	13.8742	15.3666	468,443
MFS New Discovery Portfolio S Class	02	2005	13.4743	13.8742	240,382
MFS New Discovery Portfolio S Class	02	2004	12.8115	13.4743	83,780
MFS New Discovery Portfolio S Class	02	2003	9.6727	12.8115	11,456
MFS New Discovery Portfolio S Class	02	2002	10.0000	9.6727	0

MFS New Discovery Portfolio S Class	03	2008	15.3754	9.0799	36,061
MFS New Discovery Portfolio S Class	03	2007	15.3338	15.3754	40,758
MFS New Discovery Portfolio S Class	03	2006	13.8516	15.3338	37,567
MFS New Discovery Portfolio S Class	03	2005	13.4592	13.8516	33,909
MFS New Discovery Portfolio S Class	03	2004	12.8036	13.4592	17,051
MFS New Discovery Portfolio S Class	03	2003	9.6717	12.8036	4,823
MFS New Discovery Portfolio S Class	03	2002	10.0000	9.6717	0

MFS New Discovery Portfolio S Class	04	2008	15.2535	8.9940	320,951
MFS New Discovery Portfolio S Class	04	2007	15.2356	15.2535	306,025
MFS New Discovery Portfolio S Class	04	2006	13.7840	15.2356	298,898
MFS New Discovery Portfolio S Class	04	2005	13.4140	13.7840	238,829
MFS New Discovery Portfolio S Class	04	2004	12.7803	13.4140	181,739
MFS New Discovery Portfolio S Class	04	2003	9.6688	12.7803	16,945
MFS New Discovery Portfolio S Class	04	2002	10.0000	9.6688	0

MFS New Discovery Portfolio S Class	05	2008	15.2133	8.9657	6,206
MFS New Discovery Portfolio S Class	05	2007	15.2032	15.2133	4,232
MFS New Discovery Portfolio S Class	05	2006	13.7617	15.2032	2,715
MFS New Discovery Portfolio S Class	05	2005	13.3990	13.7617	1,552
MFS New Discovery Portfolio S Class	05	2004	12.7725	13.3990	395
MFS New Discovery Portfolio S Class	05	2003	9.6679	12.7725	0
MFS New Discovery Portfolio S Class	05	2002	10.0000	9.6679	0

MFS New Discovery Portfolio S Class	06	2008	15.0922	8.8806	30,646
MFS New Discovery Portfolio S Class	06	2007	15.1056	15.0922	31,865
MFS New Discovery Portfolio S Class	06	2006	13.6943	15.1056	31,837
MFS New Discovery Portfolio S Class	06	2005	13.3539	13.6943	33,502
MFS New Discovery Portfolio S Class	06	2004	12.7491	13.3539	24,103
MFS New Discovery Portfolio S Class	06	2003	9.6650	12.7491	2,738
MFS New Discovery Portfolio S Class	06	2002	10.0000	9.6650	0

MFS New Discovery Portfolio S Class	07	2008	14.5422	8.5525	35,776
MFS New Discovery Portfolio S Class	07	2007	14.5625	14.5422	38,300
MFS New Discovery Portfolio S Class	07	2006	13.2087	14.5625	42,198
MFS New Discovery Portfolio S Class	07	2005	12.8869	13.2087	39,224
MFS New Discovery Portfolio S Class	07	2004	12.3096	12.8869	38,052
MFS New Discovery Portfolio S Class	07	2003	10.0000	12.3096	0

MFS New Discovery Portfolio S Class	08	2008	14.4044	8.4540	5,584
MFS New Discovery Portfolio S Class	08	2007	14.4543	14.4044	4,949
MFS New Discovery Portfolio S Class	08	2006	13.1374	14.4543	4,849
MFS New Discovery Portfolio S Class	08	2005	12.8436	13.1374	5,016
MFS New Discovery Portfolio S Class	08	2004	12.2935	12.8436	4,491
MFS New Discovery Portfolio S Class	08	2003	10.0000	12.2935	0

MFS Research International Portfolio S Class	01	2008	24.6766	13.9229	459,811
MFS Research International Portfolio S Class	01	2007	22.2551	24.6766	450,164
MFS Research International Portfolio S Class	01	2006	17.7903	22.2551	307,532
MFS Research International Portfolio S Class	01	2005	15.5751	17.7903	155,794
MFS Research International Portfolio S Class	01	2004	13.0994	15.5751	100,047
MFS Research International Portfolio S Class	01	2003	9.9889	13.0994	19,339
MFS Research International Portfolio S Class	01	2002	10.0000	9.9889	0

MFS Research International Portfolio S Class	02	2008	24.4169	13.7481	458,856
MFS Research International Portfolio S Class	02	2007	22.0660	24.4169	459,307
MFS Research International Portfolio S Class	02	2006	17.6750	22.0660	305,872
MFS Research International Portfolio S Class	02	2005	15.5056	17.6750	154,306
MFS Research International Portfolio S Class	02	2004	13.0676	15.5056	79,844
MFS Research International Portfolio S Class	02	2003	9.9849	13.0676	17,080
MFS Research International Portfolio S Class	02	2002	10.0000	9.9849	0

MFS Research International Portfolio S Class	03	2008	24.3521	13.7046	29,942
MFS Research International Portfolio S Class	03	2007	22.0189	24.3521	29,931
MFS Research International Portfolio S Class	03	2006	17.6462	22.0189	48,264
MFS Research International Portfolio S Class	03	2005	15.4882	17.6462	43,321
MFS Research International Portfolio S Class	03	2004	13.0596	15.4882	32,263
MFS Research International Portfolio S Class	03	2003	9.9839	13.0596	8,933
MFS Research International Portfolio S Class	03	2002	10.0000	9.9839	0

MFS Research International Portfolio S Class	04	2008	24.1590	13.5750	263,549
MFS Research International Portfolio S Class	04	2007	21.8779	24.1590	280,914
MFS Research International Portfolio S Class	04	2006	17.5601	21.8779	322,551
MFS Research International Portfolio S Class	04	2005	15.4362	17.5601	238,933
MFS Research International Portfolio S Class	04	2004	13.0357	15.4362	199,718
MFS Research International Portfolio S Class	04	2003	9.9810	13.0357	103,108
MFS Research International Portfolio S Class	04	2002	10.0000	9.9810	0

MFS Research International Portfolio S Class	05	2008	24.0954	13.5324	816
MFS Research International Portfolio S Class	05	2007	21.8315	24.0954	1,441
MFS Research International Portfolio S Class	05	2006	17.5316	21.8315	1,848
MFS Research International Portfolio S Class	05	2005	15.4190	17.5316	1,190
MFS Research International Portfolio S Class	05	2004	13.0278	15.4190	486
MFS Research International Portfolio S Class	05	2003	9.9800	13.0278	0
MFS Research International Portfolio S Class	05	2002	10.0000	9.9800	0

MFS Research International Portfolio S Class	06	2008	23.9038	13.4041	11,270
MFS Research International Portfolio S Class	06	2007	21.6914	23.9038	19,580
MFS Research International Portfolio S Class	06	2006	17.4459	21.6914	26,116
MFS Research International Portfolio S Class	06	2005	15.3671	17.4459	16,263
MFS Research International Portfolio S Class	06	2004	13.0040	15.3671	11,964
MFS Research International Portfolio S Class	06	2003	9.9770	13.0040	3,965
MFS Research International Portfolio S Class	06	2002	10.0000	9.9770	0

MFS Research International Portfolio S Class	07	2008	23.0927	12.9426	20,320
MFS Research International Portfolio S Class	07	2007	20.9661	23.0927	39,025
MFS Research International Portfolio S Class	07	2006	16.8711	20.9661	53,259
MFS Research International Portfolio S Class	07	2005	14.8684	16.8711	54,904
MFS Research International Portfolio S Class	07	2004	12.5884	14.8684	64,870
MFS Research International Portfolio S Class	07	2003	10.0000	12.5884	59,872

MFS Research International Portfolio S Class	08	2008	22.8740	12.7936	2,377
MFS Research International Portfolio S Class	08	2007	20.8104	22.8740	3,286
MFS Research International Portfolio S Class	08	2006	16.7801	20.8104	3,625
MFS Research International Portfolio S Class	08	2005	14.8185	16.7801	2,513
MFS Research International Portfolio S Class	08	2004	12.5720	14.8185	3,117
MFS Research International Portfolio S Class	08	2003	10.0000	12.5720	2,172

MFS Strategic Income Portfolio S Class	01	2008	12.9554	11.0520	369
MFS Strategic Income Portfolio S Class	01	2007	12.7675	12.9554	6,295
MFS Strategic Income Portfolio S Class	01	2006	12.2007	12.7675	6,290
MFS Strategic Income Portfolio S Class	01	2005	12.2147	12.2007	7,757
MFS Strategic Income Portfolio S Class	01	2004	11.5242	12.2147	10,554
MFS Strategic Income Portfolio S Class	01	2003	10.4230	11.5242	3,493
MFS Strategic Income Portfolio S Class	01	2002	10.0000	10.4230	0

MFS Strategic Income Portfolio S Class	02	2008	12.8190	10.9133	14,965
MFS Strategic Income Portfolio S Class	02	2007	12.6590	12.8190	16,780
MFS Strategic Income Portfolio S Class	02	2006	12.1216	12.6590	17,107
MFS Strategic Income Portfolio S Class	02	2005	12.1601	12.1216	16,667
MFS Strategic Income Portfolio S Class	02	2004	11.4962	12.1601	19,755
MFS Strategic Income Portfolio S Class	02	2003	10.4188	11.4962	21,797
MFS Strategic Income Portfolio S Class	02	2002	10.0000	10.4188	0

MFS Strategic Income Portfolio S Class	03	2008	12.7850	10.8788	0
MFS Strategic Income Portfolio S Class	03	2007	12.6319	12.7850	0
MFS Strategic Income Portfolio S Class	03	2006	12.1018	12.6319	0
MFS Strategic Income Portfolio S Class	03	2005	12.1465	12.1018	0
MFS Strategic Income Portfolio S Class	03	2004	11.4892	12.1465	0
MFS Strategic Income Portfolio S Class	03	2003	10.4178	11.4892	0
MFS Strategic Income Portfolio S Class	03	2002	10.0000	10.4178	0

MFS Strategic Income Portfolio S Class	04	2008	12.6836	10.7759	3,308
MFS Strategic Income Portfolio S Class	04	2007	12.5510	12.6836	7,231
MFS Strategic Income Portfolio S Class	04	2006	12.0427	12.5510	9,392
MFS Strategic Income Portfolio S Class	04	2005	12.1057	12.0427	9,885
MFS Strategic Income Portfolio S Class	04	2004	11.4682	12.1057	10,850
MFS Strategic Income Portfolio S Class	04	2003	10.4147	11.4682	13,375
MFS Strategic Income Portfolio S Class	04	2002	10.0000	10.4147	0

MFS Strategic Income Portfolio S Class	05	2008	12.6502	10.7420	0
MFS Strategic Income Portfolio S Class	05	2007	12.5244	12.6502	0
MFS Strategic Income Portfolio S Class	05	2006	12.0232	12.5244	0
MFS Strategic Income Portfolio S Class	05	2005	12.0922	12.0232	0
MFS Strategic Income Portfolio S Class	05	2004	11.4612	12.0922	0
MFS Strategic Income Portfolio S Class	05	2003	10.4137	11.4612	0
MFS Strategic Income Portfolio S Class	05	2002	10.0000	10.4137	0

MFS Strategic Income Portfolio S Class	06	2008	12.5495	10.6402	0
MFS Strategic Income Portfolio S Class	06	2007	12.4440	12.5495	0
MFS Strategic Income Portfolio S Class	06	2006	11.9643	12.4440	0
MFS Strategic Income Portfolio S Class	06	2005	12.0514	11.9643	0
MFS Strategic Income Portfolio S Class	06	2004	11.4402	12.0514	0
MFS Strategic Income Portfolio S Class	06	2003	10.4106	11.4402	0
MFS Strategic Income Portfolio S Class	06	2002	10.0000	10.4106	0

MFS Strategic Income Portfolio S Class	07	2008	11.3899	9.6520	0
MFS Strategic Income Portfolio S Class	07	2007	11.2999	11.3899	0
MFS Strategic Income Portfolio S Class	07	2006	10.8699	11.2999	0
MFS Strategic Income Portfolio S Class	07	2005	10.9546	10.8699	0
MFS Strategic Income Portfolio S Class	07	2004	10.4044	10.9546	0
MFS Strategic Income Portfolio S Class	07	2003	10.0000	10.4044	0

MFS Strategic Income Portfolio S Class	08	2008	11.2820	9.5409	0
MFS Strategic Income Portfolio S Class	08	2007	11.2159	11.2820	0
MFS Strategic Income Portfolio S Class	08	2006	10.8112	11.2159	0
MFS Strategic Income Portfolio S Class	08	2005	10.9178	10.8112	0
MFS Strategic Income Portfolio S Class	08	2004	10.3907	10.9178	0
MFS Strategic Income Portfolio S Class	08	2003	10.0000	10.3907	0

MFS Strategic Value Portfolio S Class	01	2008	15.4220	8.6723	1,698
MFS Strategic Value Portfolio S Class	01	2007	16.1127	15.4220	2,911
MFS Strategic Value Portfolio S Class	01	2006	14.3872	16.1127	2,947
MFS Strategic Value Portfolio S Class	01	2005	14.7415	14.3872	2,343
MFS Strategic Value Portfolio S Class	01	2004	12.7343	14.7415	2,203
MFS Strategic Value Portfolio S Class	01	2003	10.1991	12.7343	2,027
MFS Strategic Value Portfolio S Class	01	2002	10.0000	10.1991	0

MFS Strategic Value Portfolio S Class	02	2008	15.2596	8.5634	3,411
MFS Strategic Value Portfolio S Class	02	2007	15.9758	15.2596	3,280
MFS Strategic Value Portfolio S Class	02	2006	14.2940	15.9758	3,203
MFS Strategic Value Portfolio S Class	02	2005	14.6758	14.2940	9,072
MFS Strategic Value Portfolio S Class	02	2004	12.7034	14.6758	10,836
MFS Strategic Value Portfolio S Class	02	2003	10.1950	12.7034	10,377
MFS Strategic Value Portfolio S Class	02	2002	10.0000	10.1950	0

MFS Strategic Value Portfolio S Class	03	2008	15.2192	8.5363	0
MFS Strategic Value Portfolio S Class	03	2007	15.9416	15.2192	0
MFS Strategic Value Portfolio S Class	03	2006	14.2707	15.9416	0
MFS Strategic Value Portfolio S Class	03	2005	14.6593	14.2707	0
MFS Strategic Value Portfolio S Class	03	2004	12.6956	14.6593	0
MFS Strategic Value Portfolio S Class	03	2003	10.1940	12.6956	0
MFS Strategic Value Portfolio S Class	03	2002	10.0000	10.1940	0

MFS Strategic Value Portfolio S Class	04	2008	15.0985	8.4555	3,082
MFS Strategic Value Portfolio S Class	04	2007	15.8395	15.0985	6,231
MFS Strategic Value Portfolio S Class	04	2006	14.2010	15.8395	5,524
MFS Strategic Value Portfolio S Class	04	2005	14.6100	14.2010	15,774
MFS Strategic Value Portfolio S Class	04	2004	12.6724	14.6100	14,449
MFS Strategic Value Portfolio S Class	04	2003	10.1910	12.6724	13,504
MFS Strategic Value Portfolio S Class	04	2002	10.0000	10.1910	0

MFS Strategic Value Portfolio S Class	05	2008	15.0587	8.4290	0
MFS Strategic Value Portfolio S Class	05	2007	15.8059	15.0587	0
MFS Strategic Value Portfolio S Class	05	2006	14.1780	15.8059	0
MFS Strategic Value Portfolio S Class	05	2005	14.5938	14.1780	0
MFS Strategic Value Portfolio S Class	05	2004	12.6647	14.5938	0
MFS Strategic Value Portfolio S Class	05	2003	10.1900	12.6647	0
MFS Strategic Value Portfolio S Class	05	2002	10.0000	10.1900	0

MFS Strategic Value Portfolio S Class	06	2008	14.9389	8.3490	0
MFS Strategic Value Portfolio S Class	06	2007	15.7044	14.9389	0
MFS Strategic Value Portfolio S Class	06	2006	14.1086	15.7044	0
MFS Strategic Value Portfolio S Class	06	2005	14.5446	14.1086	0
MFS Strategic Value Portfolio S Class	06	2004	12.6415	14.5446	0
MFS Strategic Value Portfolio S Class	06	2003	10.1869	12.6415	0
MFS Strategic Value Portfolio S Class	06	2002	10.0000	10.1869	0

MFS Strategic Value Portfolio S Class	07	2008	13.8230	7.7214	1,356
MFS Strategic Value Portfolio S Class	07	2007	14.5388	13.8230	1,061
MFS Strategic Value Portfolio S Class	07	2006	13.0680	14.5388	996
MFS Strategic Value Portfolio S Class	07	2005	13.4788	13.0680	0
MFS Strategic Value Portfolio S Class	07	2004	11.7211	13.4788	0
MFS Strategic Value Portfolio S Class	07	2003	10.0000	11.7211	0

MFS Strategic Value Portfolio S Class	08	2008	13.6920	7.6325	0
MFS Strategic Value Portfolio S Class	08	2007	14.4308	13.6920	0
MFS Strategic Value Portfolio S Class	08	2006	12.9975	14.4308	0
MFS Strategic Value Portfolio S Class	08	2005	13.4335	12.9975	0
MFS Strategic Value Portfolio S Class	08	2004	11.7058	13.4335	0
MFS Strategic Value Portfolio S Class	08	2003	10.0000	11.7058	0

MFS Total Return Portfolio S Class	01	2008	14.4978	11.1524	5,183,640
MFS Total Return Portfolio S Class	01	2007	14.1724	14.4978	5,165,051
MFS Total Return Portfolio S Class	01	2006	12.8827	14.1724	3,628,756
MFS Total Return Portfolio S Class	01	2005	12.7464	12.8827	2,904,025
MFS Total Return Portfolio S Class	01	2004	11.6672	12.7464	1,181,186
MFS Total Return Portfolio S Class	01	2003	10.1589	11.6672	195,423
MFS Total Return Portfolio S Class	01	2002	10.0000	10.1589	1,014

MFS Total Return Portfolio S Class	02	2008	14.3452	11.0125	2,954,835
MFS Total Return Portfolio S Class	02	2007	14.0520	14.3452	2,861,747
MFS Total Return Portfolio S Class	02	2006	12.7992	14.0520	2,413,585
MFS Total Return Portfolio S Class	02	2005	12.6895	12.7992	1,842,582
MFS Total Return Portfolio S Class	02	2004	11.6389	12.6895	999,969
MFS Total Return Portfolio S Class	02	2003	10.1549	11.6389	193,760
MFS Total Return Portfolio S Class	02	2002	10.0000	10.1549	0

MFS Total Return Portfolio S Class	03	2008	14.3071	10.9776	804,141
MFS Total Return Portfolio S Class	03	2007	14.0219	14.3071	919,024
MFS Total Return Portfolio S Class	03	2006	12.7783	14.0219	677,584
MFS Total Return Portfolio S Class	03	2005	12.6753	12.7783	488,960
MFS Total Return Portfolio S Class	03	2004	11.6318	12.6753	189,440
MFS Total Return Portfolio S Class	03	2003	10.1539	11.6318	43,331
MFS Total Return Portfolio S Class	03	2002	10.0000	10.1539	0

MFS Total Return Portfolio S Class	04	2008	14.1936	10.8738	1,980,241
MFS Total Return Portfolio S Class	04	2007	13.9322	14.1936	2,048,795
MFS Total Return Portfolio S Class	04	2006	12.7159	13.9322	2,060,436
MFS Total Return Portfolio S Class	04	2005	12.6327	12.7159	1,939,367
MFS Total Return Portfolio S Class	04	2004	11.6105	12.6327	1,638,197
MFS Total Return Portfolio S Class	04	2003	10.1509	11.6105	443,691
MFS Total Return Portfolio S Class	04	2002	10.0000	10.1509	0

MFS Total Return Portfolio S Class	05	2008	14.1563	10.8397	48,948
MFS Total Return Portfolio S Class	05	2007	13.9026	14.1563	70,227
MFS Total Return Portfolio S Class	05	2006	12.6953	13.9026	59,104
MFS Total Return Portfolio S Class	05	2005	12.6186	12.6953	38,689
MFS Total Return Portfolio S Class	05	2004	11.6035	12.6186	0
MFS Total Return Portfolio S Class	05	2003	10.1499	11.6035	0
MFS Total Return Portfolio S Class	05	2002	10.0000	10.1499	0

MFS Total Return Portfolio S Class	06	2008	14.0437	10.7369	209,049
MFS Total Return Portfolio S Class	06	2007	13.8133	14.0437	244,500
MFS Total Return Portfolio S Class	06	2006	12.6332	13.8133	261,391
MFS Total Return Portfolio S Class	06	2005	12.5761	12.6332	232,350
MFS Total Return Portfolio S Class	06	2004	11.5822	12.5761	325,272
MFS Total Return Portfolio S Class	06	2003	10.1469	11.5822	20,365
MFS Total Return Portfolio S Class	06	2002	10.0000	10.1469	0

MFS Total Return Portfolio S Class	07	2008	13.2903	10.1557	405,419
MFS Total Return Portfolio S Class	07	2007	13.0790	13.2903	434,650
MFS Total Return Portfolio S Class	07	2006	11.9677	13.0790	471,186
MFS Total Return Portfolio S Class	07	2005	11.9197	11.9677	663,209
MFS Total Return Portfolio S Class	07	2004	10.9833	11.9197	823,450
MFS Total Return Portfolio S Class	07	2003	10.0000	10.9833	247,988

MFS Total Return Portfolio S Class	08	2008	13.1644	10.0387	9,873
MFS Total Return Portfolio S Class	08	2007	12.9818	13.1644	2,967
MFS Total Return Portfolio S Class	08	2006	11.9031	12.9818	9,066
MFS Total Return Portfolio S Class	08	2005	11.8797	11.9031	9,882
MFS Total Return Portfolio S Class	08	2004	10.9689	11.8797	58,126
MFS Total Return Portfolio S Class	08	2003	10.0000	10.9689	0

MFS Utilities Portfolio S Class	01	2008	35.1151	21.6568	246,143
MFS Utilities Portfolio S Class	01	2007	27.8488	35.1151	251,852
MFS Utilities Portfolio S Class	01	2006	21.4676	27.8488	150,354
MFS Utilities Portfolio S Class	01	2005	18.6690	21.4676	99,931
MFS Utilities Portfolio S Class	01	2004	14.6080	18.6690	8,850
MFS Utilities Portfolio S Class	01	2003	10.9244	14.6080	2,305
MFS Utilities Portfolio S Class	01	2002	10.0000	10.9244	0

MFS Utilities Portfolio S Class	02	2008	34.7457	21.3852	136,454
MFS Utilities Portfolio S Class	02	2007	27.6123	34.7457	106,799
MFS Utilities Portfolio S Class	02	2006	21.3285	27.6123	57,017
MFS Utilities Portfolio S Class	02	2005	18.5858	21.3285	27,343
MFS Utilities Portfolio S Class	02	2004	14.5726	18.5858	16,186
MFS Utilities Portfolio S Class	02	2003	10.9201	14.5726	10,355
MFS Utilities Portfolio S Class	02	2002	10.0000	10.9201	0

MFS Utilities Portfolio S Class	03	2008	34.6536	21.3176	18,765
MFS Utilities Portfolio S Class	03	2007	27.5533	34.6536	1,308
MFS Utilities Portfolio S Class	03	2006	21.2937	27.5533	1,327
MFS Utilities Portfolio S Class	03	2005	18.5650	21.2937	559
MFS Utilities Portfolio S Class	03	2004	14.5637	18.5650	0
MFS Utilities Portfolio S Class	03	2003	10.9190	14.5637	0
MFS Utilities Portfolio S Class	03	2002	10.0000	10.9190	0

MFS Utilities Portfolio S Class	04	2008	34.3789	21.1160	132,788
MFS Utilities Portfolio S Class	04	2007	27.3769	34.3789	171,058
MFS Utilities Portfolio S Class	04	2006	21.1898	27.3769	140,809
MFS Utilities Portfolio S Class	04	2005	18.5026	21.1898	110,171
MFS Utilities Portfolio S Class	04	2004	14.5371	18.5026	81,925
MFS Utilities Portfolio S Class	04	2003	10.9157	14.5371	7,343
MFS Utilities Portfolio S Class	04	2002	10.0000	10.9157	0

MFS Utilities Portfolio S Class	05	2008	34.2884	21.0497	0
MFS Utilities Portfolio S Class	05	2007	27.3188	34.2884	0
MFS Utilities Portfolio S Class	05	2006	21.1555	27.3188	0
MFS Utilities Portfolio S Class	05	2005	18.4820	21.1555	0
MFS Utilities Portfolio S Class	05	2004	14.5283	18.4820	0
MFS Utilities Portfolio S Class	05	2003	10.9147	14.5283	0
MFS Utilities Portfolio S Class	05	2002	10.0000	10.9147	0

MFS Utilities Portfolio S Class	06	2008	34.0159	20.8502	11,794
MFS Utilities Portfolio S Class	06	2007	27.1436	34.0159	16,399
MFS Utilities Portfolio S Class	06	2006	21.0520	27.1436	9,641
MFS Utilities Portfolio S Class	06	2005	18.4198	21.0520	3,582
MFS Utilities Portfolio S Class	06	2004	14.5017	18.4198	0
MFS Utilities Portfolio S Class	06	2003	10.9114	14.5017	1,852
MFS Utilities Portfolio S Class	06	2002	10.0000	10.9114	0

MFS Utilities Portfolio S Class	07	2008	28.0265	17.1701	2,852
MFS Utilities Portfolio S Class	07	2007	22.3757	28.0265	2,378
MFS Utilities Portfolio S Class	07	2006	17.3630	22.3757	2,809
MFS Utilities Portfolio S Class	07	2005	15.1998	17.3630	0
MFS Utilities Portfolio S Class	07	2004	11.9727	15.1998	0
MFS Utilities Portfolio S Class	07	2003	10.0000	11.9727	0

MFS Utilities Portfolio S Class	08	2008	27.7612	16.9725	0
MFS Utilities Portfolio S Class	08	2007	22.2096	27.7612	0
MFS Utilities Portfolio S Class	08	2006	17.2694	22.2096	0
MFS Utilities Portfolio S Class	08	2005	15.1487	17.2694	0
MFS Utilities Portfolio S Class	08	2004	11.9571	15.1487	0
MFS Utilities Portfolio S Class	08	2003	10.0000	11.9571	0

MFS Value Portfolio S Class	01	2008	17.9799	11.8641	967,214
MFS Value Portfolio S Class	01	2007	16.9890	17.9799	167,136
MFS Value Portfolio S Class	01	2006	14.3229	16.9890	88,397
MFS Value Portfolio S Class	01	2005	13.7009	14.3229	87,005
MFS Value Portfolio S Class	01	2004	12.1013	13.7009	61,526
MFS Value Portfolio S Class	01	2003	9.8415	12.1013	13,419
MFS Value Portfolio S Class	01	2002	10.0000	9.8415	0

MFS Value Portfolio S Class	02	2008	17.7907	11.7152	702,915
MFS Value Portfolio S Class	02	2007	16.8447	17.7907	143,127
MFS Value Portfolio S Class	02	2006	14.2300	16.8447	104,822
MFS Value Portfolio S Class	02	2005	13.6398	14.2300	115,400
MFS Value Portfolio S Class	02	2004	12.0719	13.6398	121,286
MFS Value Portfolio S Class	02	2003	9.8376	12.0719	31,271
MFS Value Portfolio S Class	02	2002	10.0000	9.8376	0

MFS Value Portfolio S Class	03	2008	17.7435	11.6782	29,359
MFS Value Portfolio S Class	03	2007	16.8086	17.7435	11,254
MFS Value Portfolio S Class	03	2006	14.2068	16.8086	29,994
MFS Value Portfolio S Class	03	2005	13.6245	14.2068	31,044
MFS Value Portfolio S Class	03	2004	12.0645	13.6245	26,503
MFS Value Portfolio S Class	03	2003	9.8366	12.0645	6,518
MFS Value Portfolio S Class	03	2002	10.0000	9.8366	0

MFS Value Portfolio S Class	04	2008	17.6027	11.5677	256,174
MFS Value Portfolio S Class	04	2007	16.7010	17.6027	121,337
MFS Value Portfolio S Class	04	2006	14.1375	16.7010	124,472
MFS Value Portfolio S Class	04	2005	13.5787	14.1375	128,308
MFS Value Portfolio S Class	04	2004	12.0425	13.5787	121,860
MFS Value Portfolio S Class	04	2003	9.8337	12.0425	120,287
MFS Value Portfolio S Class	04	2002	10.0000	9.8337	0

MFS Value Portfolio S Class	05	2008	17.5564	11.5313	1,195
MFS Value Portfolio S Class	05	2007	16.6655	17.5564	0
MFS Value Portfolio S Class	05	2006	14.1146	16.6655	0
MFS Value Portfolio S Class	05	2005	13.5635	14.1146	0
MFS Value Portfolio S Class	05	2004	12.0352	13.5635	0
MFS Value Portfolio S Class	05	2003	9.8327	12.0352	0
MFS Value Portfolio S Class	05	2002	10.0000	9.8327	0

MFS Value Portfolio S Class	06	2008	17.4168	11.4220	24,004
MFS Value Portfolio S Class	06	2007	16.5586	17.4168	19,470
MFS Value Portfolio S Class	06	2006	14.0455	16.5586	15,438
MFS Value Portfolio S Class	06	2005	13.5179	14.0455	9,700
MFS Value Portfolio S Class	06	2004	12.0131	13.5179	9,753
MFS Value Portfolio S Class	06	2003	9.8298	12.0131	4,104
MFS Value Portfolio S Class	06	2002	10.0000	9.8298	0

MFS Value Portfolio S Class	07	2008	17.2229	11.2891	28,157
MFS Value Portfolio S Class	07	2007	16.3827	17.2229	36,427
MFS Value Portfolio S Class	07	2006	13.9034	16.3827	47,596
MFS Value Portfolio S Class	07	2005	13.3879	13.9034	52,981
MFS Value Portfolio S Class	07	2004	11.9037	13.3879	54,470
MFS Value Portfolio S Class	07	2003	10.0000	11.9037	63,094

MFS Value Portfolio S Class	08	2008	17.0598	11.1591	1,280
MFS Value Portfolio S Class	08	2007	16.2610	17.0598	1,581
MFS Value Portfolio S Class	08	2006	13.8284	16.2610	1,680
MFS Value Portfolio S Class	08	2005	13.3429	13.8284	1,978
MFS Value Portfolio S Class	08	2004	11.8882	13.3429	2,119
MFS Value Portfolio S Class	08	2003	10.0000	11.8882	2,306

MFS/Sun Life Capital Opportunities Series S Class	01	2008	10.0000	10.0000	0
MFS/Sun Life Capital Opportunities Series S Class	01	2007	15.5342	10.0000	0
MFS/Sun Life Capital Opportunities Series S Class	01	2006	13.8596	15.5342	9,538
MFS/Sun Life Capital Opportunities Series S Class	01	2005	13.9161	13.8596	6,240
MFS/Sun Life Capital Opportunities Series S Class	01	2004	12.5818	13.9161	9,188
MFS/Sun Life Capital Opportunities Series S Class	01	2003	9.9991	12.5818	1,941
MFS/Sun Life Capital Opportunities Series S Class	01	2002	10.0000	9.9991	0

MFS/Sun Life Capital Opportunities Series S Class	02	2008	10.0000	10.0000	0
MFS/Sun Life Capital Opportunities Series S Class	02	2007	15.4022	10.0000	0
MFS/Sun Life Capital Opportunities Series S Class	02	2006	13.7697	15.4022	18,364
MFS/Sun Life Capital Opportunities Series S Class	02	2005	13.8540	13.7697	6,987
MFS/Sun Life Capital Opportunities Series S Class	02	2004	12.5513	13.8540	19,070
MFS/Sun Life Capital Opportunities Series S Class	02	2003	9.9951	12.5513	919
MFS/Sun Life Capital Opportunities Series S Class	02	2002	10.0000	9.9951	0

MFS/Sun Life Capital Opportunities Series S Class	03	2008	10.0000	10.0000	0
MFS/Sun Life Capital Opportunities Series S Class	03	2007	15.3693	10.0000	0
MFS/Sun Life Capital Opportunities Series S Class	03	2006	13.7473	15.3693	1,324
MFS/Sun Life Capital Opportunities Series S Class	03	2005	13.8385	13.7473	2,544
MFS/Sun Life Capital Opportunities Series S Class	03	2004	12.5436	13.8385	2,537
MFS/Sun Life Capital Opportunities Series S Class	03	2003	9.9942	12.5436	2,556
MFS/Sun Life Capital Opportunities Series S Class	03	2002	10.0000	9.9942	0

MFS/Sun Life Capital Opportunities Series S Class	04	2008	10.0000	10.0000	0
MFS/Sun Life Capital Opportunities Series S Class	04	2007	15.2709	10.0000	0
MFS/Sun Life Capital Opportunities Series S Class	04	2006	13.6802	15.2709	24,754
MFS/Sun Life Capital Opportunities Series S Class	04	2005	13.7920	13.6802	14,643
MFS/Sun Life Capital Opportunities Series S Class	04	2004	12.5207	13.7920	13,353
MFS/Sun Life Capital Opportunities Series S Class	04	2003	9.9912	12.5207	12,664
MFS/Sun Life Capital Opportunities Series S Class	04	2002	10.0000	9.9912	0

MFS/Sun Life Capital Opportunities Series S Class	05	2008	10.0000	10.0000	0
MFS/Sun Life Capital Opportunities Series S Class	05	2007	15.2385	10.0000	0
MFS/Sun Life Capital Opportunities Series S Class	05	2006	13.6580	15.2385	0
MFS/Sun Life Capital Opportunities Series S Class	05	2005	13.7766	13.6580	0
MFS/Sun Life Capital Opportunities Series S Class	05	2004	12.5131	13.7766	0
MFS/Sun Life Capital Opportunities Series S Class	05	2003	9.9902	12.5131	0
MFS/Sun Life Capital Opportunities Series S Class	05	2002	10.0000	9.9902	0

MFS/Sun Life Capital Opportunities Series S Class	06	2008	10.0000	10.0000	0
MFS/Sun Life Capital Opportunities Series S Class	06	2007	15.1406	10.0000	0
MFS/Sun Life Capital Opportunities Series S Class	06	2006	13.5911	15.1406	0
MFS/Sun Life Capital Opportunities Series S Class	06	2005	13.7302	13.5911	0
MFS/Sun Life Capital Opportunities Series S Class	06	2004	12.4902	13.7302	0
MFS/Sun Life Capital Opportunities Series S Class	06	2003	9.9872	12.4902	2,079
MFS/Sun Life Capital Opportunities Series S Class	06	2002	10.0000	9.9872	0

MFS/Sun Life Capital Opportunities Series S Class	07	2008	10.0000	10.0000	0
MFS/Sun Life Capital Opportunities Series S Class	07	2007	14.0792	10.0000	0
MFS/Sun Life Capital Opportunities Series S Class	07	2006	12.6447	14.0792	0
MFS/Sun Life Capital Opportunities Series S Class	07	2005	12.7806	12.6447	0
MFS/Sun Life Capital Opportunities Series S Class	07	2004	11.6323	12.7806	0
MFS/Sun Life Capital Opportunities Series S Class	07	2003	10.0000	11.6323	0

MFS/Sun Life Capital Opportunities Series S Class	08	2008	10.0000	10.0000	0
MFS/Sun Life Capital Opportunities Series S Class	08	2007	13.9746	10.0000	0
MFS/Sun Life Capital Opportunities Series S Class	08	2006	12.5765	13.9746	0
MFS/Sun Life Capital Opportunities Series S Class	08	2005	12.7377	12.5765	0
MFS/Sun Life Capital Opportunities Series S Class	08	2004	11.6171	12.7377	0
MFS/Sun Life Capital Opportunities Series S Class	08	2003	10.0000	11.6171	0

MFS/Sun Life Strategic Growth Series S Class	01	2008	10.0000	10.0000	0
MFS/Sun Life Strategic Growth Series S Class	01	2007	13.3719	10.0000	0
MFS/Sun Life Strategic Growth Series S Class	01	2006	12.7877	13.3719	78,271
MFS/Sun Life Strategic Growth Series S Class	01	2005	12.8575	12.7877	73,538
MFS/Sun Life Strategic Growth Series S Class	01	2004	12.2726	12.8575	82,356
MFS/Sun Life Strategic Growth Series S Class	01	2003	9.8267	12.2726	58,995
MFS/Sun Life Strategic Growth Series S Class	01	2002	10.0000	9.8267	0

MFS/Sun Life Strategic Growth Series S Class	02	2008	10.0000	10.0000	0
MFS/Sun Life Strategic Growth Series S Class	02	2007	13.2582	10.0000	0
MFS/Sun Life Strategic Growth Series S Class	02	2006	12.7048	13.2582	66,016
MFS/Sun Life Strategic Growth Series S Class	02	2005	12.8001	12.7048	52,939
MFS/Sun Life Strategic Growth Series S Class	02	2004	12.2428	12.8001	58,098
MFS/Sun Life Strategic Growth Series S Class	02	2003	9.8228	12.2428	40,101
MFS/Sun Life Strategic Growth Series S Class	02	2002	10.0000	9.8228	0

MFS/Sun Life Strategic Growth Series S Class	03	2008	10.0000	10.0000	0
MFS/Sun Life Strategic Growth Series S Class	03	2007	13.2298	10.0000	0
MFS/Sun Life Strategic Growth Series S Class	03	2006	12.6841	13.2298	11,854
MFS/Sun Life Strategic Growth Series S Class	03	2005	12.7858	12.6841	12,648
MFS/Sun Life Strategic Growth Series S Class	03	2004	12.2353	12.7858	15,831
MFS/Sun Life Strategic Growth Series S Class	03	2003	9.8219	12.2353	7,324
MFS/Sun Life Strategic Growth Series S Class	03	2002	10.0000	9.8219	0

MFS/Sun Life Strategic Growth Series S Class	04	2008	10.0000	10.0000	0
MFS/Sun Life Strategic Growth Series S Class	04	2007	13.1451	10.0000	0
MFS/Sun Life Strategic Growth Series S Class	04	2006	12.6221	13.1451	49,551
MFS/Sun Life Strategic Growth Series S Class	04	2005	12.7428	12.6221	56,444
MFS/Sun Life Strategic Growth Series S Class	04	2004	12.2130	12.7428	64,400
MFS/Sun Life Strategic Growth Series S Class	04	2003	9.8189	12.2130	86,343
MFS/Sun Life Strategic Growth Series S Class	04	2002	10.0000	9.8189	0

MFS/Sun Life Strategic Growth Series S Class	05	2008	10.0000	10.0000	0
MFS/Sun Life Strategic Growth Series S Class	05	2007	13.1172	10.0000	0
MFS/Sun Life Strategic Growth Series S Class	05	2006	12.6017	13.1172	0
MFS/Sun Life Strategic Growth Series S Class	05	2005	12.7286	12.6017	0
MFS/Sun Life Strategic Growth Series S Class	05	2004	12.2056	12.7286	0
MFS/Sun Life Strategic Growth Series S Class	05	2003	9.8180	12.2056	0
MFS/Sun Life Strategic Growth Series S Class	05	2002	10.0000	9.8180	0

MFS/Sun Life Strategic Growth Series S Class	06	2008	10.0000	10.0000	0
MFS/Sun Life Strategic Growth Series S Class	06	2007	13.0330	10.0000	0
MFS/Sun Life Strategic Growth Series S Class	06	2006	12.5400	13.0330	13,073
MFS/Sun Life Strategic Growth Series S Class	06	2005	12.6857	12.5400	16,976
MFS/Sun Life Strategic Growth Series S Class	06	2004	12.1832	12.6857	20,340
MFS/Sun Life Strategic Growth Series S Class	06	2003	9.8150	12.1832	16,658
MFS/Sun Life Strategic Growth Series S Class	06	2002	10.0000	9.8150	0

MFS/Sun Life Strategic Growth Series S Class	07	2008	10.0000	10.0000	0
MFS/Sun Life Strategic Growth Series S Class	07	2007	12.1350	10.0000	0
MFS/Sun Life Strategic Growth Series S Class	07	2006	11.6820	12.1350	30,375
MFS/Sun Life Strategic Growth Series S Class	07	2005	11.8237	11.6820	36,239
MFS/Sun Life Strategic Growth Series S Class	07	2004	11.3612	11.8237	38,790
MFS/Sun Life Strategic Growth Series S Class	07	2003	10.0000	11.3612	31,550

MFS/Sun Life Strategic Growth Series S Class	08	2008	10.0000	10.0000	0
MFS/Sun Life Strategic Growth Series S Class	08	2007	12.0449	10.0000	0
MFS/Sun Life Strategic Growth Series S Class	08	2006	11.6189	12.0449	826
MFS/Sun Life Strategic Growth Series S Class	08	2005	11.7840	11.6189	838
MFS/Sun Life Strategic Growth Series S Class	08	2004	11.3463	11.7840	871
MFS/Sun Life Strategic Growth Series S Class	08	2003	10.0000	11.3463	842

Mutual Shares Securities Fund	01	2008	17.5943	10.8764	937,383
Mutual Shares Securities Fund	01	2007	17.2983	17.5943	539,111
Mutual Shares Securities Fund	01	2006	14.8644	17.2983	132,946
Mutual Shares Securities Fund	01	2005	13.6771	14.8644	56,014
Mutual Shares Securities Fund	01	2004	12.3537	13.6771	31,400
Mutual Shares Securities Fund	01	2003	10.0419	12.3537	9,127
Mutual Shares Securities Fund	01	2002	10.0000	10.0419	0

Mutual Shares Securities Fund	02	2008	17.4091	10.7399	541,921
Mutual Shares Securities Fund	02	2007	17.1513	17.4091	411,665
Mutual Shares Securities Fund	02	2006	14.7681	17.1513	211,769
Mutual Shares Securities Fund	02	2005	13.6161	14.7681	76,742
Mutual Shares Securities Fund	02	2004	12.3237	13.6161	42,276
Mutual Shares Securities Fund	02	2003	10.0379	12.3237	11,092
Mutual Shares Securities Fund	02	2002	10.0000	10.0379	0

Mutual Shares Securities Fund	03	2008	17.3630	10.7059	47,545
Mutual Shares Securities Fund	03	2007	17.1146	17.3630	7,221
Mutual Shares Securities Fund	03	2006	14.7440	17.1146	7,377
Mutual Shares Securities Fund	03	2005	13.6008	14.7440	2,552
Mutual Shares Securities Fund	03	2004	12.3162	13.6008	2,691
Mutual Shares Securities Fund	03	2003	10.0369	12.3162	0
Mutual Shares Securities Fund	03	2002	10.0000	10.0369	0

Mutual Shares Securities Fund	04	2008	17.2252	10.6046	158,743
Mutual Shares Securities Fund	04	2007	17.0051	17.2252	156,256
Mutual Shares Securities Fund	04	2006	14.6720	17.0051	124,667
Mutual Shares Securities Fund	04	2005	13.5551	14.6720	88,049
Mutual Shares Securities Fund	04	2004	12.2937	13.5551	21,461
Mutual Shares Securities Fund	04	2003	10.0339	12.2937	24,871
Mutual Shares Securities Fund	04	2002	10.0000	10.0339	0

Mutual Shares Securities Fund	05	2008	17.1799	10.5713	0
Mutual Shares Securities Fund	05	2007	16.9690	17.1799	1,548
Mutual Shares Securities Fund	05	2006	14.6482	16.9690	1,504
Mutual Shares Securities Fund	05	2005	13.5400	14.6482	0
Mutual Shares Securities Fund	05	2004	12.2862	13.5400	0
Mutual Shares Securities Fund	05	2003	10.0329	12.2862	0
Mutual Shares Securities Fund	05	2002	10.0000	10.0329	0

Mutual Shares Securities Fund	06	2008	17.0432	10.4710	16,217
Mutual Shares Securities Fund	06	2007	16.8600	17.0432	24,686
Mutual Shares Securities Fund	06	2006	14.5765	16.8600	24,734
Mutual Shares Securities Fund	06	2005	13.4944	14.5765	17,849
Mutual Shares Securities Fund	06	2004	12.2637	13.4944	7,920
Mutual Shares Securities Fund	06	2003	10.0299	12.2637	1,541
Mutual Shares Securities Fund	06	2002	10.0000	10.0299	0

Mutual Shares Securities Fund	07	2008	16.2311	9.9670	1,040
Mutual Shares Securities Fund	07	2007	16.0649	16.2311	911
Mutual Shares Securities Fund	07	2006	13.8961	16.0649	905
Mutual Shares Securities Fund	07	2005	12.8711	13.8961	0
Mutual Shares Securities Fund	07	2004	11.7032	12.8711	0
Mutual Shares Securities Fund	07	2003	10.0000	11.7032	0

Mutual Shares Securities Fund	08	2008	16.0773	9.8522	0
Mutual Shares Securities Fund	08	2007	15.9456	16.0773	0
Mutual Shares Securities Fund	08	2006	13.8212	15.9456	0
Mutual Shares Securities Fund	08	2005	12.8278	13.8212	0
Mutual Shares Securities Fund	08	2004	11.6879	12.8278	0
Mutual Shares Securities Fund	08	2003	10.0000	11.6879	0

Oppenheimer Balanced/VA Svc	01	2008	10.2794	5.6970	58,304
Oppenheimer Balanced/VA Svc	01	2007	10.0000	10.2794	20,203

Oppenheimer Balanced/VA Svc	02	2008	10.2621	5.6758	24,381
Oppenheimer Balanced/VA Svc	02	2007	10.0000	10.2621	4,845

Oppenheimer Balanced/VA Svc	03	2008	10.2578	5.6705	6,717
Oppenheimer Balanced/VA Svc	03	2007	10.0000	10.2578	1,320

Oppenheimer Balanced/VA Svc	04	2008	10.2448	5.6546	3,962
Oppenheimer Balanced/VA Svc	04	2007	10.0000	10.2448	987

Oppenheimer Balanced/VA Svc	05	2008	10.2405	5.6493	0
Oppenheimer Balanced/VA Svc	05	2007	10.0000	10.2405	0

Oppenheimer Balanced/VA Svc	06	2008	10.2276	5.6335	0
Oppenheimer Balanced/VA Svc	06	2007	10.0000	10.2276	0

Oppenheimer Balanced/VA Svc	07	2008	10.2233	5.6282	0
Oppenheimer Balanced/VA Svc	07	2007	10.0000	10.2233	0

Oppenheimer Balanced/VA Svc	08	2008	10.2060	5.6071	0
Oppenheimer Balanced/VA Svc	08	2007	10.0000	10.2060	0

Oppenheimer Capital Appreciation Fund/VA	01	2008	16.0659	8.5808	125,175
Oppenheimer Capital Appreciation Fund/VA	01	2007	14.3557	16.0659	117,674
Oppenheimer Capital Appreciation Fund/VA	01	2006	13.5615	14.3557	99,220
Oppenheimer Capital Appreciation Fund/VA	01	2005	13.1556	13.5615	80,208
Oppenheimer Capital Appreciation Fund/VA	01	2004	12.5532	13.1556	73,786
Oppenheimer Capital Appreciation Fund/VA	01	2003	9.7714	12.5532	47,146
Oppenheimer Capital Appreciation Fund/VA	01	2002	10.0000	9.7714	0

Oppenheimer Capital Appreciation Fund/VA	02	2008	15.8968	8.4731	138,209
Oppenheimer Capital Appreciation Fund/VA	02	2007	14.2337	15.8968	175,769
Oppenheimer Capital Appreciation Fund/VA	02	2006	13.4736	14.2337	177,229
Oppenheimer Capital Appreciation Fund/VA	02	2005	13.0969	13.4736	109,190
Oppenheimer Capital Appreciation Fund/VA	02	2004	12.5228	13.0969	80,515
Oppenheimer Capital Appreciation Fund/VA	02	2003	9.7675	12.5228	70,166
Oppenheimer Capital Appreciation Fund/VA	02	2002	10.0000	9.7675	0

Oppenheimer Capital Appreciation Fund/VA	03	2008	15.8546	8.4462	9,343
Oppenheimer Capital Appreciation Fund/VA	03	2007	14.2032	15.8546	11,518
Oppenheimer Capital Appreciation Fund/VA	03	2006	13.4516	14.2032	18,024
Oppenheimer Capital Appreciation Fund/VA	03	2005	13.0822	13.4516	11,640
Oppenheimer Capital Appreciation Fund/VA	03	2004	12.5151	13.0822	11,497
Oppenheimer Capital Appreciation Fund/VA	03	2003	9.7666	12.5151	1,382
Oppenheimer Capital Appreciation Fund/VA	03	2002	10.0000	9.7666	0

Oppenheimer Capital Appreciation Fund/VA	04	2008	15.7288	8.3663	109,835
Oppenheimer Capital Appreciation Fund/VA	04	2007	14.1123	15.7288	162,200
Oppenheimer Capital Appreciation Fund/VA	04	2006	13.3859	14.1123	106,518
Oppenheimer Capital Appreciation Fund/VA	04	2005	13.0383	13.3859	92,001
Oppenheimer Capital Appreciation Fund/VA	04	2004	12.4922	13.0383	77,643
Oppenheimer Capital Appreciation Fund/VA	04	2003	9.7637	12.4922	81,784
Oppenheimer Capital Appreciation Fund/VA	04	2002	10.0000	9.7637	0

Oppenheimer Capital Appreciation Fund/VA	05	2008	15.6874	8.3400	0
Oppenheimer Capital Appreciation Fund/VA	05	2007	14.0823	15.6874	1,683
Oppenheimer Capital Appreciation Fund/VA	05	2006	13.3643	14.0823	1,783
Oppenheimer Capital Appreciation Fund/VA	05	2005	13.0237	13.3643	0
Oppenheimer Capital Appreciation Fund/VA	05	2004	12.4847	13.0237	0
Oppenheimer Capital Appreciation Fund/VA	05	2003	9.7627	12.4847	0
Oppenheimer Capital Appreciation Fund/VA	05	2002	10.0000	9.7627	0

Oppenheimer Capital Appreciation Fund/VA	06	2008	15.5627	8.2609	16,845
Oppenheimer Capital Appreciation Fund/VA	06	2007	13.9919	15.5627	15,651
Oppenheimer Capital Appreciation Fund/VA	06	2006	13.2989	13.9919	33,565
Oppenheimer Capital Appreciation Fund/VA	06	2005	12.9799	13.2989	21,606
Oppenheimer Capital Appreciation Fund/VA	06	2004	12.4618	12.9799	22,625
Oppenheimer Capital Appreciation Fund/VA	06	2003	9.7598	12.4618	20,570
Oppenheimer Capital Appreciation Fund/VA	06	2002	10.0000	9.7598	0

Oppenheimer Capital Appreciation Fund/VA	07	2008	14.7689	7.8355	31,916
Oppenheimer Capital Appreciation Fund/VA	07	2007	13.2850	14.7689	30,831
Oppenheimer Capital Appreciation Fund/VA	07	2006	12.6334	13.2850	34,655
Oppenheimer Capital Appreciation Fund/VA	07	2005	12.3367	12.6334	37,274
Oppenheimer Capital Appreciation Fund/VA	07	2004	11.8504	12.3367	39,271
Oppenheimer Capital Appreciation Fund/VA	07	2003	10.0000	11.8504	32,835

Oppenheimer Capital Appreciation Fund/VA	08	2008	14.6290	7.7453	171
Oppenheimer Capital Appreciation Fund/VA	08	2007	13.1864	14.6290	439
Oppenheimer Capital Appreciation Fund/VA	08	2006	12.5653	13.1864	820
Oppenheimer Capital Appreciation Fund/VA	08	2005	12.2953	12.5653	861
Oppenheimer Capital Appreciation Fund/VA	08	2004	11.8349	12.2953	891
Oppenheimer Capital Appreciation Fund/VA	08	2003	10.0000	11.8349	897

Oppenheimer Global Securities Fund	01	2008	16.5332	9.6968	179,324
Oppenheimer Global Securities Fund	01	2007	15.8564	16.5332	172,946
Oppenheimer Global Securities Fund	01	2006	13.7435	15.8564	117,545
Oppenheimer Global Securities Fund	01	2005	12.2570	13.7435	40,273
Oppenheimer Global Securities Fund	01	2004	10.4893	12.2570	12,026
Oppenheimer Global Securities Fund	01	2003	10.0000	10.4893	0

Oppenheimer Global Securities Fund	02	2008	16.3969	9.5971	176,219
Oppenheimer Global Securities Fund	02	2007	15.7579	16.3969	255,807
Oppenheimer Global Securities Fund	02	2006	13.6859	15.7579	243,025
Oppenheimer Global Securities Fund	02	2005	12.2305	13.6859	153,695
Oppenheimer Global Securities Fund	02	2004	10.4879	12.2305	62,946
Oppenheimer Global Securities Fund	02	2003	10.0000	10.4879	0

Oppenheimer Global Securities Fund	03	2008	16.3629	9.5723	15,624
Oppenheimer Global Securities Fund	03	2007	15.7333	16.3629	3,472
Oppenheimer Global Securities Fund	03	2006	13.6715	15.7333	3,472
Oppenheimer Global Securities Fund	03	2005	12.2238	13.6715	888
Oppenheimer Global Securities Fund	03	2004	10.4876	12.2238	0
Oppenheimer Global Securities Fund	03	2003	10.0000	10.4876	0

Oppenheimer Global Securities Fund	04	2008	16.2613	9.4982	90,194
Oppenheimer Global Securities Fund	04	2007	15.6597	16.2613	90,923
Oppenheimer Global Securities Fund	04	2006	13.6283	15.6597	72,500
Oppenheimer Global Securities Fund	04	2005	12.2039	13.6283	62,865
Oppenheimer Global Securities Fund	04	2004	10.4866	12.2039	17,836
Oppenheimer Global Securities Fund	04	2003	10.0000	10.4866	0

Oppenheimer Global Securities Fund	05	2008	16.2278	9.4738	0
Oppenheimer Global Securities Fund	05	2007	15.6355	16.2278	0
Oppenheimer Global Securities Fund	05	2006	13.6141	15.6355	0
Oppenheimer Global Securities Fund	05	2005	12.1973	13.6141	0
Oppenheimer Global Securities Fund	05	2004	10.4863	12.1973	0
Oppenheimer Global Securities Fund	05	2003	10.0000	10.4863	0

Oppenheimer Global Securities Fund	06	2008	16.1267	9.4003	4,762
Oppenheimer Global Securities Fund	06	2007	15.5621	16.1267	4,304
Oppenheimer Global Securities Fund	06	2006	13.5710	15.5621	6,146
Oppenheimer Global Securities Fund	06	2005	12.1773	13.5710	5,935
Oppenheimer Global Securities Fund	06	2004	10.4853	12.1773	1,973
Oppenheimer Global Securities Fund	06	2003	10.0000	10.4853	0

Oppenheimer Global Securities Fund	07	2008	16.0933	9.3760	0
Oppenheimer Global Securities Fund	07	2007	15.5378	16.0933	0
Oppenheimer Global Securities Fund	07	2006	13.5567	15.5378	0
Oppenheimer Global Securities Fund	07	2005	12.1707	13.5567	0
Oppenheimer Global Securities Fund	07	2004	10.4849	12.1707	0
Oppenheimer Global Securities Fund	07	2003	10.0000	10.4849	0

Oppenheimer Global Securities Fund	08	2008	15.9597	9.2790	0
Oppenheimer Global Securities Fund	08	2007	15.4406	15.9597	0
Oppenheimer Global Securities Fund	08	2006	13.4995	15.4406	0
Oppenheimer Global Securities Fund	08	2005	12.1442	13.4995	0
Oppenheimer Global Securities Fund	08	2004	10.4836	12.1442	0
Oppenheimer Global Securities Fund	08	2003	10.0000	10.4836	0

Oppenheimer Main St. Fund/VA	01	2008	15.3123	9.2373	3,953,427
Oppenheimer Main St. Fund/VA	01	2007	14.9575	15.3123	3,496,938
Oppenheimer Main St. Fund/VA	01	2006	13.2587	14.9575	2,110,998
Oppenheimer Main St. Fund/VA	01	2005	12.7550	13.2587	1,243,319
Oppenheimer Main St. Fund/VA	01	2004	11.8889	12.7550	535,545
Oppenheimer Main St. Fund/VA	01	2003	9.5654	11.8889	3,409
Oppenheimer Main St. Fund/VA	01	2002	10.0000	9.5654	0

Oppenheimer Main St. Fund/VA	02	2008	15.1511	9.1214	3,775,211
Oppenheimer Main St. Fund/VA	02	2007	14.8305	15.1511	3,518,644
Oppenheimer Main St. Fund/VA	02	2006	13.1728	14.8305	2,223,517
Oppenheimer Main St. Fund/VA	02	2005	12.6981	13.1728	1,091,948
Oppenheimer Main St. Fund/VA	02	2004	11.8600	12.6981	404,646
Oppenheimer Main St. Fund/VA	02	2003	9.5616	11.8600	33,032
Oppenheimer Main St. Fund/VA	02	2002	10.0000	9.5616	0

Oppenheimer Main St. Fund/VA	03	2008	15.1109	9.0925	182,498
Oppenheimer Main St. Fund/VA	03	2007	14.7987	15.1109	192,297
Oppenheimer Main St. Fund/VA	03	2006	13.1513	14.7987	167,632
Oppenheimer Main St. Fund/VA	03	2005	12.6839	13.1513	133,140
Oppenheimer Main St. Fund/VA	03	2004	11.8528	12.6839	54,435
Oppenheimer Main St. Fund/VA	03	2003	9.5607	11.8528	534
Oppenheimer Main St. Fund/VA	03	2002	10.0000	9.5607	0

Oppenheimer Main St. Fund/VA	04	2008	14.9911	9.0065	1,874,668
Oppenheimer Main St. Fund/VA	04	2007	14.7040	14.9911	1,609,535
Oppenheimer Main St. Fund/VA	04	2006	13.0871	14.7040	1,391,769
Oppenheimer Main St. Fund/VA	04	2005	12.6413	13.0871	1,004,271
Oppenheimer Main St. Fund/VA	04	2004	11.8311	12.6413	695,669
Oppenheimer Main St. Fund/VA	04	2003	9.5578	11.8311	24,793
Oppenheimer Main St. Fund/VA	04	2002	10.0000	9.5578	437

Oppenheimer Main St. Fund/VA	05	2008	14.9516	8.9782	31,032
Oppenheimer Main St. Fund/VA	05	2007	14.6727	14.9516	20,499
Oppenheimer Main St. Fund/VA	05	2006	13.0659	14.6727	13,809
Oppenheimer Main St. Fund/VA	05	2005	12.6272	13.0659	7,393
Oppenheimer Main St. Fund/VA	05	2004	11.8240	12.6272	2,227
Oppenheimer Main St. Fund/VA	05	2003	9.5569	11.8240	0
Oppenheimer Main St. Fund/VA	05	2002	10.0000	9.5569	0

Oppenheimer Main St. Fund/VA	06	2008	14.8327	8.8930	145,531
Oppenheimer Main St. Fund/VA	06	2007	14.5786	14.8327	158,786
Oppenheimer Main St. Fund/VA	06	2006	13.0019	14.5786	165,494
Oppenheimer Main St. Fund/VA	06	2005	12.5846	13.0019	169,762
Oppenheimer Main St. Fund/VA	06	2004	11.8023	12.5846	140,727
Oppenheimer Main St. Fund/VA	06	2003	9.5540	11.8023	2,371
Oppenheimer Main St. Fund/VA	06	2002	10.0000	9.5540	0

Oppenheimer Main St. Fund/VA	07	2008	14.6370	8.7712	165,942
Oppenheimer Main St. Fund/VA	07	2007	14.3936	14.6370	177,584
Oppenheimer Main St. Fund/VA	07	2006	12.8435	14.3936	203,327
Oppenheimer Main St. Fund/VA	07	2005	12.4376	12.8435	188,077
Oppenheimer Main St. Fund/VA	07	2004	11.6704	12.4376	187,221
Oppenheimer Main St. Fund/VA	07	2003	10.0000	11.6704	0

Oppenheimer Main St. Fund/VA	08	2008	14.4983	8.6702	23,754
Oppenheimer Main St. Fund/VA	08	2007	14.2866	14.4983	21,607
Oppenheimer Main St. Fund/VA	08	2006	12.7741	14.2866	22,236
Oppenheimer Main St. Fund/VA	08	2005	12.3958	12.7741	23,635
Oppenheimer Main St. Fund/VA	08	2004	11.6551	12.3958	25,120
Oppenheimer Main St. Fund/VA	08	2003	10.0000	11.6551	0

Oppenheimer Main St. Small Cap Fund/VA	01	2008	19.1768	11.6858	83,200
Oppenheimer Main St. Small Cap Fund/VA	01	2007	19.7857	19.1768	53,740
Oppenheimer Main St. Small Cap Fund/VA	01	2006	17.5538	19.7857	46,140
Oppenheimer Main St. Small Cap Fund/VA	01	2005	16.2753	17.5538	26,762
Oppenheimer Main St. Small Cap Fund/VA	01	2004	13.8928	16.2753	20,434
Oppenheimer Main St. Small Cap Fund/VA	01	2003	9.7979	13.8928	6,446
Oppenheimer Main St. Small Cap Fund/VA	01	2002	10.0000	9.7979	0

Oppenheimer Main St. Small Cap Fund/VA	02	2008	18.9750	11.5392	56,615
Oppenheimer Main St. Small Cap Fund/VA	02	2007	19.6176	18.9750	65,847
Oppenheimer Main St. Small Cap Fund/VA	02	2006	17.4401	19.6176	59,913
Oppenheimer Main St. Small Cap Fund/VA	02	2005	16.2027	17.4401	31,412
Oppenheimer Main St. Small Cap Fund/VA	02	2004	13.8591	16.2027	25,584
Oppenheimer Main St. Small Cap Fund/VA	02	2003	9.7940	13.8591	9,188
Oppenheimer Main St. Small Cap Fund/VA	02	2002	10.0000	9.7940	0

Oppenheimer Main St. Small Cap Fund/VA	03	2008	18.9247	11.5027	1,729
Oppenheimer Main St. Small Cap Fund/VA	03	2007	19.5757	18.9247	1,810
Oppenheimer Main St. Small Cap Fund/VA	03	2006	17.4117	19.5757	1,940
Oppenheimer Main St. Small Cap Fund/VA	03	2005	16.1845	17.4117	1,529
Oppenheimer Main St. Small Cap Fund/VA	03	2004	13.8507	16.1845	1,481
Oppenheimer Main St. Small Cap Fund/VA	03	2003	9.7930	13.8507	165
Oppenheimer Main St. Small Cap Fund/VA	03	2002	10.0000	9.7930	0

Oppenheimer Main St. Small Cap Fund/VA	04	2008	18.7745	11.3938	51,839
Oppenheimer Main St. Small Cap Fund/VA	04	2007	19.4503	18.7745	67,120
Oppenheimer Main St. Small Cap Fund/VA	04	2006	17.3267	19.4503	63,735
Oppenheimer Main St. Small Cap Fund/VA	04	2005	16.1302	17.3267	44,675
Oppenheimer Main St. Small Cap Fund/VA	04	2004	13.8253	16.1302	26,131
Oppenheimer Main St. Small Cap Fund/VA	04	2003	9.7901	13.8253	4,190
Oppenheimer Main St. Small Cap Fund/VA	04	2002	10.0000	9.7901	0

Oppenheimer Main St. Small Cap Fund/VA	05	2008	18.7252	11.3581	0
Oppenheimer Main St. Small Cap Fund/VA	05	2007	19.4091	18.7252	931
Oppenheimer Main St. Small Cap Fund/VA	05	2006	17.2987	19.4091	870
Oppenheimer Main St. Small Cap Fund/VA	05	2005	16.1122	17.2987	0
Oppenheimer Main St. Small Cap Fund/VA	05	2004	13.8170	16.1122	0
Oppenheimer Main St. Small Cap Fund/VA	05	2003	9.7891	13.8170	0
Oppenheimer Main St. Small Cap Fund/VA	05	2002	10.0000	9.7891	0

Oppenheimer Main St. Small Cap Fund/VA	06	2008	18.5763	11.2503	1,238
Oppenheimer Main St. Small Cap Fund/VA	06	2007	19.2845	18.5763	5,761
Oppenheimer Main St. Small Cap Fund/VA	06	2006	17.2140	19.2845	8,008
Oppenheimer Main St. Small Cap Fund/VA	06	2005	16.0580	17.2140	3,889
Oppenheimer Main St. Small Cap Fund/VA	06	2004	13.7917	16.0580	1,237
Oppenheimer Main St. Small Cap Fund/VA	06	2003	9.7862	13.7917	73
Oppenheimer Main St. Small Cap Fund/VA	06	2002	10.0000	9.7862	0

Oppenheimer Main St. Small Cap Fund/VA	07	2008	17.5828	10.6432	0
Oppenheimer Main St. Small Cap Fund/VA	07	2007	18.2626	17.5828	0
Oppenheimer Main St. Small Cap Fund/VA	07	2006	16.3101	18.2626	0
Oppenheimer Main St. Small Cap Fund/VA	07	2005	15.2225	16.3101	0
Oppenheimer Main St. Small Cap Fund/VA	07	2004	13.0809	15.2225	0
Oppenheimer Main St. Small Cap Fund/VA	07	2003	10.0000	13.0809	0

Oppenheimer Main St. Small Cap Fund/VA	08	2008	17.4164	10.5207	0
Oppenheimer Main St. Small Cap Fund/VA	08	2007	18.1270	17.4164	0
Oppenheimer Main St. Small Cap Fund/VA	08	2006	16.2222	18.1270	0
Oppenheimer Main St. Small Cap Fund/VA	08	2005	15.1715	16.2222	0
Oppenheimer Main St. Small Cap Fund/VA	08	2004	13.0638	15.1715	0
Oppenheimer Main St. Small Cap Fund/VA	08	2003	10.0000	13.0638	0

PIMCO Emerging Markets Bond Portfolio	01	2008	19.4524	16.3300	40,955
PIMCO Emerging Markets Bond Portfolio	01	2007	18.7018	19.4524	27,853
PIMCO Emerging Markets Bond Portfolio	01	2006	17.4093	18.7018	12,915
PIMCO Emerging Markets Bond Portfolio	01	2005	15.9857	17.4093	10,469
PIMCO Emerging Markets Bond Portfolio	01	2004	14.5045	15.9857	7,608
PIMCO Emerging Markets Bond Portfolio	01	2003	10.0000	14.5045	0

PIMCO Emerging Markets Bond Portfolio	02	2008	19.2476	16.1251	47,177
PIMCO Emerging Markets Bond Portfolio	02	2007	18.5428	19.2476	49,093
PIMCO Emerging Markets Bond Portfolio	02	2006	17.2965	18.5428	32,027
PIMCO Emerging Markets Bond Portfolio	02	2005	15.9143	17.2965	14,807
PIMCO Emerging Markets Bond Portfolio	02	2004	14.4693	15.9143	8,183
PIMCO Emerging Markets Bond Portfolio	02	2003	10.0000	14.4693	0

PIMCO Emerging Markets Bond Portfolio	03	2008	19.1966	16.0742	0
PIMCO Emerging Markets Bond Portfolio	03	2007	18.5032	19.1966	0
PIMCO Emerging Markets Bond Portfolio	03	2006	17.2683	18.5032	0
PIMCO Emerging Markets Bond Portfolio	03	2005	15.8965	17.2683	0
PIMCO Emerging Markets Bond Portfolio	03	2004	14.4605	15.8965	0
PIMCO Emerging Markets Bond Portfolio	03	2003	10.0000	14.4605	0

PIMCO Emerging Markets Bond Portfolio	04	2008	19.0443	15.9221	39,584
PIMCO Emerging Markets Bond Portfolio	04	2007	18.3847	19.0443	39,224
PIMCO Emerging Markets Bond Portfolio	04	2006	17.1840	18.3847	38,046
PIMCO Emerging Markets Bond Portfolio	04	2005	15.8431	17.1840	21,393
PIMCO Emerging Markets Bond Portfolio	04	2004	14.4340	15.8431	11,548
PIMCO Emerging Markets Bond Portfolio	04	2003	10.0000	14.4340	0

PIMCO Emerging Markets Bond Portfolio	05	2008	18.9942	15.8721	429
PIMCO Emerging Markets Bond Portfolio	05	2007	18.3456	18.9942	0
PIMCO Emerging Markets Bond Portfolio	05	2006	17.1561	18.3456	0
PIMCO Emerging Markets Bond Portfolio	05	2005	15.8254	17.1561	0
PIMCO Emerging Markets Bond Portfolio	05	2004	14.4253	15.8254	0
PIMCO Emerging Markets Bond Portfolio	05	2003	10.0000	14.4253	0

PIMCO Emerging Markets Bond Portfolio	06	2008	18.8431	15.7217	0
PIMCO Emerging Markets Bond Portfolio	06	2007	18.2279	18.8431	0
PIMCO Emerging Markets Bond Portfolio	06	2006	17.0722	18.2279	0
PIMCO Emerging Markets Bond Portfolio	06	2005	15.7721	17.0722	0
PIMCO Emerging Markets Bond Portfolio	06	2004	14.3989	15.7721	0
PIMCO Emerging Markets Bond Portfolio	06	2003	10.0000	14.3989	0

PIMCO Emerging Markets Bond Portfolio	07	2008	13.8685	11.5652	0
PIMCO Emerging Markets Bond Portfolio	07	2007	13.4226	13.8685	0
PIMCO Emerging Markets Bond Portfolio	07	2006	12.5780	13.4226	0
PIMCO Emerging Markets Bond Portfolio	07	2005	11.6261	12.5780	0
PIMCO Emerging Markets Bond Portfolio	07	2004	10.6192	11.6261	0
PIMCO Emerging Markets Bond Portfolio	07	2003	10.0000	10.6192	0

PIMCO Emerging Markets Bond Portfolio	08	2008	13.7371	11.4321	0
PIMCO Emerging Markets Bond Portfolio	08	2007	13.3229	13.7371	0
PIMCO Emerging Markets Bond Portfolio	08	2006	12.5101	13.3229	0
PIMCO Emerging Markets Bond Portfolio	08	2005	11.5870	12.5101	0
PIMCO Emerging Markets Bond Portfolio	08	2004	10.6053	11.5870	0
PIMCO Emerging Markets Bond Portfolio	08	2003	10.0000	10.6053	0

PIMCO Low Duration Portfolio	01	2008	10.7321	10.5053	4,892,396
PIMCO Low Duration Portfolio	01	2007	10.1687	10.7321	6,765,448
PIMCO Low Duration Portfolio	01	2006	9.9483	10.1687	3,126,276
PIMCO Low Duration Portfolio	01	2005	10.0184	9.9483	1,671,858
PIMCO Low Duration Portfolio	01	2004	10.0070	10.0184	720,598
PIMCO Low Duration Portfolio	01	2003	10.0000	10.0070	0

PIMCO Low Duration Portfolio	02	2008	10.6436	10.3974	4,263,118
PIMCO Low Duration Portfolio	02	2007	10.1055	10.6436	6,222,474
PIMCO Low Duration Portfolio	02	2006	9.9066	10.1055	3,274,087
PIMCO Low Duration Portfolio	02	2005	9.9967	9.9066	1,496,450
PIMCO Low Duration Portfolio	02	2004	10.0057	9.9967	711,102
PIMCO Low Duration Portfolio	02	2003	10.0000	10.0057	0

PIMCO Low Duration Portfolio	03	2008	10.6216	10.3705	218,629
PIMCO Low Duration Portfolio	03	2007	10.0897	10.6216	304,054
PIMCO Low Duration Portfolio	03	2006	9.8962	10.0897	216,634
PIMCO Low Duration Portfolio	03	2005	9.9912	9.8962	167,446
PIMCO Low Duration Portfolio	03	2004	10.0054	9.9912	69,691
PIMCO Low Duration Portfolio	03	2003	10.0000	10.0054	0

PIMCO Low Duration Portfolio	04	2008	10.5555	10.2903	1,634,432
PIMCO Low Duration Portfolio	04	2007	10.0425	10.5555	2,465,070
PIMCO Low Duration Portfolio	04	2006	9.8649	10.0425	1,951,313
PIMCO Low Duration Portfolio	04	2005	9.9749	9.8649	1,352,680
PIMCO Low Duration Portfolio	04	2004	10.0044	9.9749	923,269
PIMCO Low Duration Portfolio	04	2003	10.0000	10.0044	0

PIMCO Low Duration Portfolio	05	2008	10.5338	10.2638	24,205
PIMCO Low Duration Portfolio	05	2007	10.0269	10.5338	31,080
PIMCO Low Duration Portfolio	05	2006	9.8546	10.0269	16,321
PIMCO Low Duration Portfolio	05	2005	9.9695	9.8546	6,089
PIMCO Low Duration Portfolio	05	2004	10.0041	9.9695	1,670
PIMCO Low Duration Portfolio	05	2003	10.0000	10.0041	0

PIMCO Low Duration Portfolio	06	2008	10.4682	10.1842	166,933
PIMCO Low Duration Portfolio	06	2007	9.9799	10.4682	291,510
PIMCO Low Duration Portfolio	06	2006	9.8234	9.9799	311,516
PIMCO Low Duration Portfolio	06	2005	9.9532	9.8234	319,435
PIMCO Low Duration Portfolio	06	2004	10.0031	9.9532	280,098
PIMCO Low Duration Portfolio	06	2003	10.0000	10.0031	0

PIMCO Low Duration Portfolio	07	2008	10.4465	10.1579	180,933
PIMCO Low Duration Portfolio	07	2007	9.9643	10.4465	284,636
PIMCO Low Duration Portfolio	07	2006	9.8131	9.9643	323,798
PIMCO Low Duration Portfolio	07	2005	9.9478	9.8131	272,922
PIMCO Low Duration Portfolio	07	2004	10.0028	9.9478	261,758
PIMCO Low Duration Portfolio	07	2003	10.0000	10.0028	0

PIMCO Low Duration Portfolio	08	2008	10.3597	10.0528	27,587
PIMCO Low Duration Portfolio	08	2007	9.9019	10.3597	40,969
PIMCO Low Duration Portfolio	08	2006	9.7716	9.9019	43,438
PIMCO Low Duration Portfolio	08	2005	9.9260	9.7716	45,513
PIMCO Low Duration Portfolio	08	2004	10.0015	9.9260	47,314
PIMCO Low Duration Portfolio	08	2003	10.0000	10.0015	0

PIMCO Real Return Portfolio	01	2008	12.9474	11.8289	901,132
PIMCO Real Return Portfolio	01	2007	11.9027	12.9474	290,056
PIMCO Real Return Portfolio	01	2006	12.0220	11.9027	132,639
PIMCO Real Return Portfolio	01	2005	11.9780	12.0220	118,235
PIMCO Real Return Portfolio	01	2004	11.1878	11.9780	76,432
PIMCO Real Return Portfolio	01	2003	10.4555	11.1878	31,163
PIMCO Real Return Portfolio	01	2002	10.0000	10.4555	0

PIMCO Real Return Portfolio	02	2008	12.8111	11.6805	787,633
PIMCO Real Return Portfolio	02	2007	11.8015	12.8111	259,677
PIMCO Real Return Portfolio	02	2006	11.9440	11.8015	190,433
PIMCO Real Return Portfolio	02	2005	11.9245	11.9440	120,425
PIMCO Real Return Portfolio	02	2004	11.1606	11.9245	90,561
PIMCO Real Return Portfolio	02	2003	10.4514	11.1606	69,683
PIMCO Real Return Portfolio	02	2002	10.0000	10.4514	0

PIMCO Real Return Portfolio	03	2008	12.7771	11.6435	32,814
PIMCO Real Return Portfolio	03	2007	11.7762	12.7771	2,787
PIMCO Real Return Portfolio	03	2006	11.9245	11.7762	2,989
PIMCO Real Return Portfolio	03	2005	11.9111	11.9245	3,286
PIMCO Real Return Portfolio	03	2004	11.1538	11.9111	3,204
PIMCO Real Return Portfolio	03	2003	10.4503	11.1538	1,193
PIMCO Real Return Portfolio	03	2002	10.0000	10.4503	0

PIMCO Real Return Portfolio	04	2008	12.6757	11.5334	341,018
PIMCO Real Return Portfolio	04	2007	11.7007	12.6757	140,564
PIMCO Real Return Portfolio	04	2006	11.8662	11.7007	104,579
PIMCO Real Return Portfolio	04	2005	11.8711	11.8662	83,259
PIMCO Real Return Portfolio	04	2004	11.1334	11.8711	32,154
PIMCO Real Return Portfolio	04	2003	10.4472	11.1334	33,603
PIMCO Real Return Portfolio	04	2002	10.0000	10.4472	0

PIMCO Real Return Portfolio	05	2008	12.6423	11.4972	2,796
PIMCO Real Return Portfolio	05	2007	11.6759	12.6423	1,419
PIMCO Real Return Portfolio	05	2006	11.8470	11.6759	1,440
PIMCO Real Return Portfolio	05	2005	11.8578	11.8470	0
PIMCO Real Return Portfolio	05	2004	11.1267	11.8578	0
PIMCO Real Return Portfolio	05	2003	10.4462	11.1267	0
PIMCO Real Return Portfolio	05	2002	10.0000	10.4462	0

PIMCO Real Return Portfolio	06	2008	12.5418	11.3881	24,627
PIMCO Real Return Portfolio	06	2007	11.6009	12.5418	14,461
PIMCO Real Return Portfolio	06	2006	11.7890	11.6009	23,357
PIMCO Real Return Portfolio	06	2005	11.8179	11.7890	24,582
PIMCO Real Return Portfolio	06	2004	11.1063	11.8179	9,331
PIMCO Real Return Portfolio	06	2003	10.4431	11.1063	3,362
PIMCO Real Return Portfolio	06	2002	10.0000	10.4431	0

PIMCO Real Return Portfolio	07	2008	11.4540	10.3951	5,283
PIMCO Real Return Portfolio	07	2007	10.6003	11.4540	1,045
PIMCO Real Return Portfolio	07	2006	10.7776	10.6003	1,084
PIMCO Real Return Portfolio	07	2005	10.8095	10.7776	0
PIMCO Real Return Portfolio	07	2004	10.1638	10.8095	0
PIMCO Real Return Portfolio	07	2003	10.0000	10.1638	0

PIMCO Real Return Portfolio	08	2008	11.3455	10.2755	378
PIMCO Real Return Portfolio	08	2007	10.5215	11.3455	0
PIMCO Real Return Portfolio	08	2006	10.7194	10.5215	0
PIMCO Real Return Portfolio	08	2005	10.7732	10.7194	0
PIMCO Real Return Portfolio	08	2004	10.1505	10.7732	0
PIMCO Real Return Portfolio	08	2003	10.0000	10.1505	0

PIMCO Total Return Portfolio	01	2008	12.1936	12.5613	2,600,790
PIMCO Total Return Portfolio	01	2007	11.4062	12.1936	1,743,208
PIMCO Total Return Portfolio	01	2006	11.1725	11.4062	214,778
PIMCO Total Return Portfolio	01	2005	11.0930	11.1725	144,721
PIMCO Total Return Portfolio	01	2004	10.7591	11.0930	141,197
PIMCO Total Return Portfolio	01	2003	10.4195	10.7591	70,937
PIMCO Total Return Portfolio	01	2002	10.0000	10.4195	0

PIMCO Total Return Portfolio	02	2008	12.0652	12.4036	2,073,218
PIMCO Total Return Portfolio	02	2007	11.3092	12.0652	1,568,764
PIMCO Total Return Portfolio	02	2006	11.1001	11.3092	371,233
PIMCO Total Return Portfolio	02	2005	11.0435	11.1001	269,248
PIMCO Total Return Portfolio	02	2004	10.7329	11.0435	215,310
PIMCO Total Return Portfolio	02	2003	10.4154	10.7329	155,099
PIMCO Total Return Portfolio	02	2002	10.0000	10.4154	0

PIMCO Total Return Portfolio	03	2008	12.0332	12.3644	80,514
PIMCO Total Return Portfolio	03	2007	11.2850	12.0332	54,668
PIMCO Total Return Portfolio	03	2006	11.0820	11.2850	31,650
PIMCO Total Return Portfolio	03	2005	11.0311	11.0820	21,853
PIMCO Total Return Portfolio	03	2004	10.7264	11.0311	21,761
PIMCO Total Return Portfolio	03	2003	10.4143	10.7264	10,042
PIMCO Total Return Portfolio	03	2002	10.0000	10.4143	0

PIMCO Total Return Portfolio	04	2008	11.9377	12.2475	716,863
PIMCO Total Return Portfolio	04	2007	11.2127	11.9377	465,536
PIMCO Total Return Portfolio	04	2006	11.0278	11.2127	236,867
PIMCO Total Return Portfolio	04	2005	10.9940	11.0278	170,230
PIMCO Total Return Portfolio	04	2004	10.7068	10.9940	135,297
PIMCO Total Return Portfolio	04	2003	10.4112	10.7068	136,882
PIMCO Total Return Portfolio	04	2002	10.0000	10.4112	401

PIMCO Total Return Portfolio	05	2008	11.9062	12.2090	2,664
PIMCO Total Return Portfolio	05	2007	11.1889	11.9062	53,009
PIMCO Total Return Portfolio	05	2006	11.0100	11.1889	58,985
PIMCO Total Return Portfolio	05	2005	10.9818	11.0100	66,235
PIMCO Total Return Portfolio	05	2004	10.7003	10.9818	73,578
PIMCO Total Return Portfolio	05	2003	10.4102	10.7003	80,775
PIMCO Total Return Portfolio	05	2002	10.0000	10.4102	0

PIMCO Total Return Portfolio	06	2008	11.8115	12.0932	41,597
PIMCO Total Return Portfolio	06	2007	11.1170	11.8115	50,648
PIMCO Total Return Portfolio	06	2006	10.9560	11.1170	41,302
PIMCO Total Return Portfolio	06	2005	10.9447	10.9560	32,980
PIMCO Total Return Portfolio	06	2004	10.6807	10.9447	25,276
PIMCO Total Return Portfolio	06	2003	10.4071	10.6807	22,022
PIMCO Total Return Portfolio	06	2002	10.0000	10.4071	0

PIMCO Total Return Portfolio	07	2008	10.9989	11.2555	30,780
PIMCO Total Return Portfolio	07	2007	10.3575	10.9989	38,605
PIMCO Total Return Portfolio	07	2006	10.2128	10.3575	39,473
PIMCO Total Return Portfolio	07	2005	10.2074	10.2128	43,653
PIMCO Total Return Portfolio	07	2004	9.9662	10.2074	44,020
PIMCO Total Return Portfolio	07	2003	10.0000	9.9662	37,166

PIMCO Total Return Portfolio	08	2008	10.8947	11.1259	965
PIMCO Total Return Portfolio	08	2007	10.2806	10.8947	597
PIMCO Total Return Portfolio	08	2006	10.1576	10.2806	1,055
PIMCO Total Return Portfolio	08	2005	10.1731	10.1576	1,006
PIMCO Total Return Portfolio	08	2004	9.9532	10.1731	996
PIMCO Total Return Portfolio	08	2003	10.0000	9.9532	1,013

PIMCO VIT All Asset Portfolio	01	2008	11.1932	9.2592	36,073
PIMCO VIT All Asset Portfolio	01	2007	10.5123	11.1932	26,201
PIMCO VIT All Asset Portfolio	01	2006	10.2176	10.5123	6,457
PIMCO VIT All Asset Portfolio	01	2005	10.0000	10.2176	1,500

PIMCO VIT All Asset Portfolio	02	2008	11.1439	9.1996	22,173
PIMCO VIT All Asset Portfolio	02	2007	10.4875	11.1439	16,284
PIMCO VIT All Asset Portfolio	02	2006	10.2141	10.4875	9,630
PIMCO VIT All Asset Portfolio	02	2005	10.0000	10.2141	1,162

PIMCO VIT All Asset Portfolio	03	2008	11.1315	9.1847	0
PIMCO VIT All Asset Portfolio	03	2007	10.4813	11.1315	0
PIMCO VIT All Asset Portfolio	03	2006	10.2133	10.4813	0
PIMCO VIT All Asset Portfolio	03	2005	10.0000	10.2133	0

PIMCO VIT All Asset Portfolio	04	2008	11.0946	9.1402	1,130
PIMCO VIT All Asset Portfolio	04	2007	10.4626	11.0946	5,993
PIMCO VIT All Asset Portfolio	04	2006	10.2107	10.4626	754
PIMCO VIT All Asset Portfolio	04	2005	10.0000	10.2107	0

PIMCO VIT All Asset Portfolio	05	2008	11.0824	9.1255	0
PIMCO VIT All Asset Portfolio	05	2007	10.4564	11.0824	0
PIMCO VIT All Asset Portfolio	05	2006	10.2099	10.4564	0
PIMCO VIT All Asset Portfolio	05	2005	10.0000	10.2099	0

PIMCO VIT All Asset Portfolio	06	2008	11.0456	9.0811	0
PIMCO VIT All Asset Portfolio	06	2007	10.4378	11.0456	0
PIMCO VIT All Asset Portfolio	06	2006	10.2073	10.4378	0
PIMCO VIT All Asset Portfolio	06	2005	10.0000	10.2073	0

PIMCO VIT All Asset Portfolio	07	2008	11.0334	9.0664	0
PIMCO VIT All Asset Portfolio	07	2007	10.4316	11.0334	0
PIMCO VIT All Asset Portfolio	07	2006	10.2064	10.4316	0
PIMCO VIT All Asset Portfolio	07	2005	10.0000	10.2064	0

PIMCO VIT All Asset Portfolio	08	2008	10.9844	9.0077	0
PIMCO VIT All Asset Portfolio	08	2007	10.4068	10.9844	0
PIMCO VIT All Asset Portfolio	08	2006	10.2030	10.4068	0
PIMCO VIT All Asset Portfolio	08	2005	10.0000	10.2030	0

PIMCO VIT Commodity RealReturn Strategy Portfolio	01	2008	11.8804	6.5638	598,392
PIMCO VIT Commodity RealReturn Strategy Portfolio	01	2007	9.8077	11.8804	56,150
PIMCO VIT Commodity RealReturn Strategy Portfolio	01	2006	10.2959	9.8077	11,950
PIMCO VIT Commodity RealReturn Strategy Portfolio	01	2005	10.0000	10.2959	2,353

PIMCO VIT Commodity RealReturn Strategy Portfolio	02	2008	11.8281	6.5215	511,547
PIMCO VIT Commodity RealReturn Strategy Portfolio	02	2007	9.7845	11.8281	91,163
PIMCO VIT Commodity RealReturn Strategy Portfolio	02	2006	10.2924	9.7845	36,714
PIMCO VIT Commodity RealReturn Strategy Portfolio	02	2005	10.0000	10.2924	2,590

PIMCO VIT Commodity RealReturn Strategy Portfolio	03	2008	11.8150	6.5110	25,366
PIMCO VIT Commodity RealReturn Strategy Portfolio	03	2007	9.7787	11.8150	2,669
PIMCO VIT Commodity RealReturn Strategy Portfolio	03	2006	10.2916	9.7787	0
PIMCO VIT Commodity RealReturn Strategy Portfolio	03	2005	10.0000	10.2916	0

PIMCO VIT Commodity RealReturn Strategy Portfolio	04	2008	11.7758	6.4794	124,618
PIMCO VIT Commodity RealReturn Strategy Portfolio	04	2007	9.7612	11.7758	25,670
PIMCO VIT Commodity RealReturn Strategy Portfolio	04	2006	10.2890	9.7612	8,247
PIMCO VIT Commodity RealReturn Strategy Portfolio	04	2005	10.0000	10.2890	8,555

PIMCO VIT Commodity RealReturn Strategy Portfolio	05	2008	11.7628	6.4690	929
PIMCO VIT Commodity RealReturn Strategy Portfolio	05	2007	9.7555	11.7628	0
PIMCO VIT Commodity RealReturn Strategy Portfolio	05	2006	10.2881	9.7555	0
PIMCO VIT Commodity RealReturn Strategy Portfolio	05	2005	10.0000	10.2881	0

PIMCO VIT Commodity RealReturn Strategy Portfolio	06	2008	11.7237	6.4375	6,194
PIMCO VIT Commodity RealReturn Strategy Portfolio	06	2007	9.7381	11.7237	0
PIMCO VIT Commodity RealReturn Strategy Portfolio	06	2006	10.2855	9.7381	2,476
PIMCO VIT Commodity RealReturn Strategy Portfolio	06	2005	10.0000	10.2855	2,212

PIMCO VIT Commodity RealReturn Strategy Portfolio	07	2008	11.7107	6.4270	9,130
PIMCO VIT Commodity RealReturn Strategy Portfolio	07	2007	9.7323	11.7107	1,470
PIMCO VIT Commodity RealReturn Strategy Portfolio	07	2006	10.2847	9.7323	0
PIMCO VIT Commodity RealReturn Strategy Portfolio	07	2005	10.0000	10.2847	0

PIMCO VIT Commodity RealReturn Strategy Portfolio	08	2008	11.6588	6.3854	601
PIMCO VIT Commodity RealReturn Strategy Portfolio	08	2007	9.7091	11.6588	0
PIMCO VIT Commodity RealReturn Strategy Portfolio	08	2006	10.2812	9.7091	0
PIMCO VIT Commodity RealReturn Strategy Portfolio	08	2005	10.0000	10.2812	0

SC AIM Small Cap Growth	01	2008	10.0000	9.0163	2,393

SC AIM Small Cap Growth	02	2008	10.0000	9.0126	0

SC AIM Small Cap Growth	03	2008	10.0000	9.0117	0

SC AIM Small Cap Growth	04	2008	10.0000	9.0090	0

SC AIM Small Cap Growth	05	2008	10.0000	9.0081	0

SC AIM Small Cap Growth	06	2008	10.0000	9.0053	0

SC AIM Small Cap Growth	07	2008	10.0000	9.0044	0

SC AIM Small Cap Growth	08	2008	10.0000	9.0008	0

SC AllianceBernstein International Value	01	2008	10.0000	9.2125	2,017

SC AllianceBernstein International Value	02	2008	10.0000	9.2087	0

SC AllianceBernstein International Value	03	2008	10.0000	9.2078	0

SC AllianceBernstein International Value	04	2008	10.0000	9.2050	37

SC AllianceBernstein International Value	05	2008	10.0000	9.2041	0

SC AllianceBernstein International Value	06	2008	10.0000	9.2013	0

SC AllianceBernstein International Value	07	2008	10.0000	9.2004	0

SC AllianceBernstein International Value	08	2008	10.0000	9.1966	0

SC BlackRock Inflation Protected Bond	01	2008	10.0000	10.2485	41,540

SC BlackRock Inflation Protected Bond	02	2008	10.0000	10.2444	6,711

SC BlackRock Inflation Protected Bond	03	2008	10.0000	10.2434	0

SC BlackRock Inflation Protected Bond	04	2008	10.0000	10.2403	1,425

SC BlackRock Inflation Protected Bond	05	2008	10.0000	10.2392	0

SC BlackRock Inflation Protected Bond	06	2008	10.0000	10.2361	0

SC BlackRock Inflation Protected Bond	07	2008	10.0000	10.2351	0

SC BlackRock Inflation Protected Bond	08	2008	10.0000	10.2310	0

SC Davis Venture Value S Class	01	2008	10.5668	6.4472	1,253,382
SC Davis Venture Value S Class	01	2007	10.0000	10.5668	386,454

SC Davis Venture Value S Class	02	2008	10.5491	6.4232	616,707
SC Davis Venture Value S Class	02	2007	10.0000	10.5491	172,462

SC Davis Venture Value S Class	03	2008	10.5446	6.4172	33,949
SC Davis Venture Value S Class	03	2007	10.0000	10.5446	0

SC Davis Venture Value S Class	04	2008	10.5313	6.3992	158,875
SC Davis Venture Value S Class	04	2007	10.0000	10.5313	45,676

SC Davis Venture Value S Class	05	2008	10.5269	6.3932	0
SC Davis Venture Value S Class	05	2007	10.0000	10.5269	0

SC Davis Venture Value S Class	06	2008	10.5136	6.3753	0
SC Davis Venture Value S Class	06	2007	10.0000	10.5136	0

SC Davis Venture Value S Class	07	2008	10.5091	6.3693	102
SC Davis Venture Value S Class	07	2007	10.0000	10.5091	0

SC Davis Venture Value S Class	08	2008	10.4914	6.3454	0
SC Davis Venture Value S Class	08	2007	10.0000	10.4914	0

SC Dreman Small Cap Value	01	2008	10.0000	9.3457	2,745

SC Dreman Small Cap Value	02	2008	10.0000	9.3419	0

SC Dreman Small Cap Value	03	2008	10.0000	9.3410	0

SC Dreman Small Cap Value	04	2008	10.0000	9.3381	0

SC Dreman Small Cap Value	05	2008	10.0000	9.3372	0

SC Dreman Small Cap Value	06	2008	10.0000	9.3343	0

SC Dreman Small Cap Value	07	2008	10.0000	9.3334	0

SC Dreman Small Cap Value	08	2008	10.0000	9.3296	0

SC Goldman Sachs Mid Cap Value Fund (I Class)	01	2008	10.0000	7.0442	22,822

SC Goldman Sachs Mid Cap Value Fund (I Class)	02	2008	10.0000	7.0326	6,050

SC Goldman Sachs Mid Cap Value Fund (I Class)	03	2008	10.0000	7.0296	0

SC Goldman Sachs Mid Cap Value Fund (I Class)	04	2008	10.0000	7.0209	480

SC Goldman Sachs Mid Cap Value Fund (I Class)	05	2008	10.0000	7.0180	0

SC Goldman Sachs Mid Cap Value Fund (I Class)	06	2008	10.0000	7.0092	0

SC Goldman Sachs Mid Cap Value Fund (I Class)	07	2008	10.0000	7.0063	0

SC Goldman Sachs Mid Cap Value Fund (I Class)	08	2008	10.0000	6.9946	0

SC Goldman Sachs Mid Cap Value Fund (S Class)	01	2008	10.0000	7.0302	37,841

SC Goldman Sachs Mid Cap Value Fund (S Class)	02	2008	10.0000	7.0186	31,265

SC Goldman Sachs Mid Cap Value Fund (S Class)	03	2008	10.0000	7.0157	1,980

SC Goldman Sachs Mid Cap Value Fund (S Class)	04	2008	10.0000	7.0069	2,157

SC Goldman Sachs Mid Cap Value Fund (S Class)	05	2008	10.0000	7.0040	0

SC Goldman Sachs Mid Cap Value Fund (S Class)	06	2008	10.0000	6.9953	0

SC Goldman Sachs Mid Cap Value Fund (S Class)	07	2008	10.0000	6.9924	0

SC Goldman Sachs Mid Cap Value Fund (S Class)	08	2008	10.0000	6.9807	0

SC Goldman Sachs Short Duration Fund (I Class)	01	2008	10.0000	10.1681	298,462

SC Goldman Sachs Short Duration Fund (I Class)	02	2008	10.0000	10.1513	465,968

SC Goldman Sachs Short Duration Fund (I Class)	03	2008	10.0000	10.1471	3,584

SC Goldman Sachs Short Duration Fund (I Class)	04	2008	10.0000	10.1345	139,793

SC Goldman Sachs Short Duration Fund (I Class)	05	2008	10.0000	10.1303	5,776

SC Goldman Sachs Short Duration Fund (I Class)	06	2008	10.0000	10.1177	26,335

SC Goldman Sachs Short Duration Fund (I Class)	07	2008	10.0000	10.1135	6,105

SC Goldman Sachs Short Duration Fund (I Class)	08	2008	10.0000	10.0967	489

SC Goldman Sachs Short Duration Fund (S Class)	01	2008	10.0000	10.1476	718,981

SC Goldman Sachs Short Duration Fund (S Class)	02	2008	10.0000	10.1308	400,655

SC Goldman Sachs Short Duration Fund (S Class)	03	2008	10.0000	10.1266	8,216

SC Goldman Sachs Short Duration Fund (S Class)	04	2008	10.0000	10.1140	50,111

SC Goldman Sachs Short Duration Fund (S Class)	05	2008	10.0000	10.1099	0

SC Goldman Sachs Short Duration Fund (S Class)	06	2008	10.0000	10.0973	0

SC Goldman Sachs Short Duration Fund (S Class)	07	2008	10.0000	10.0931	0

SC Goldman Sachs Short Duration Fund (S Class)	08	2008	10.0000	10.0763	0

SC Ibbotson Balanced	01	2008	10.0000	10.0886	649,082

SC Ibbotson Balanced	02	2008	10.0000	10.0846	152,188

SC Ibbotson Balanced	03	2008	10.0000	10.0836	0

SC Ibbotson Balanced	04	2008	10.0000	10.0805	81,644

SC Ibbotson Balanced	05	2008	10.0000	10.0795	0

SC Ibbotson Balanced	06	2008	10.0000	10.0764	0

SC Ibbotson Balanced	07	2008	10.0000	10.0754	0

SC Ibbotson Balanced	08	2008	10.0000	10.0714	0

SC Ibbotson Growth	01	2008	10.0000	10.2078	378,364

SC Ibbotson Growth	02	2008	10.0000	10.2037	101,892

SC Ibbotson Growth	03	2008	10.0000	10.2027	0

SC Ibbotson Growth	04	2008	10.0000	10.1996	0

SC Ibbotson Growth	05	2008	10.0000	10.1985	0

SC Ibbotson Growth	06	2008	10.0000	10.1955	0

SC Ibbotson Growth	07	2008	10.0000	10.1944	0

SC Ibbotson Growth	08	2008	10.0000	10.1903	0

SC Ibbotson Moderate	01	2008	10.0000	9.8907	253,785

SC Ibbotson Moderate	02	2008	10.0000	9.8868	92,649

SC Ibbotson Moderate	03	2008	10.0000	9.8858	0

SC Ibbotson Moderate	04	2008	10.0000	9.8828	20,569

SC Ibbotson Moderate	05	2008	10.0000	9.8818	0

SC Ibbotson Moderate	06	2008	10.0000	9.8788	0

SC Ibbotson Moderate	07	2008	10.0000	9.8778	0

SC Ibbotson Moderate	08	2008	10.0000	9.8738	0

SC Lord Abbett Growth & Income Fund (I Class)	01	2008	10.0000	7.2499	2,972

SC Lord Abbett Growth & Income Fund (I Class)	02	2008	10.0000	7.2379	0

SC Lord Abbett Growth & Income Fund (I Class)	03	2008	10.0000	7.2349	0

SC Lord Abbett Growth & Income Fund (I Class)	04	2008	10.0000	7.2259	0

SC Lord Abbett Growth & Income Fund (I Class)	05	2008	10.0000	7.2229	0

SC Lord Abbett Growth & Income Fund (I Class)	06	2008	10.0000	7.2139	0

SC Lord Abbett Growth & Income Fund (I Class)	07	2008	10.0000	7.2109	0

SC Lord Abbett Growth & Income Fund (I Class)	08	2008	10.0000	7.1989	0

SC Lord Abbett Growth & Income Fund (S Class)	01	2008	10.0000	7.2355	26,015

SC Lord Abbett Growth & Income Fund (S Class)	02	2008	10.0000	7.2235	19,776

SC Lord Abbett Growth & Income Fund (S Class)	03	2008	10.0000	7.2205	0

SC Lord Abbett Growth & Income Fund (S Class)	04	2008	10.0000	7.2115	459

SC Lord Abbett Growth & Income Fund (S Class)	05	2008	10.0000	7.2085	0

SC Lord Abbett Growth & Income Fund (S Class)	06	2008	10.0000	7.1995	0

SC Lord Abbett Growth & Income Fund (S Class)	07	2008	10.0000	7.1965	0

SC Lord Abbett Growth & Income Fund (S Class)	08	2008	10.0000	7.1845	0

SC Oppenheimer Large Cap Core Fund	01	2008	11.7834	7.2795	39,880
SC Oppenheimer Large Cap Core Fund	01	2007	12.7629	11.7834	33,024
SC Oppenheimer Large Cap Core Fund	01	2006	10.8394	12.7629	29,030
SC Oppenheimer Large Cap Core Fund	01	2005	11.1350	10.8394	3,190
SC Oppenheimer Large Cap Core Fund	01	2004	10.0000	11.1350	2,542
SC Oppenheimer Large Cap Core Fund	01	2003	10.0000	10.0000	0

SC Oppenheimer Large Cap Core Fund	02	2008	11.6899	7.2070	45,377
SC Oppenheimer Large Cap Core Fund	02	2007	12.6875	11.6899	68,493
SC Oppenheimer Large Cap Core Fund	02	2006	10.7973	12.6875	47,318
SC Oppenheimer Large Cap Core Fund	02	2005	11.1143	10.7973	16,739
SC Oppenheimer Large Cap Core Fund	02	2004	10.0000	11.1143	20,700
SC Oppenheimer Large Cap Core Fund	02	2003	10.0000	10.0000	0

SC Oppenheimer Large Cap Core Fund	03	2008	11.6665	7.1889	363
SC Oppenheimer Large Cap Core Fund	03	2007	12.6687	11.6665	363
SC Oppenheimer Large Cap Core Fund	03	2006	10.7868	12.6687	0
SC Oppenheimer Large Cap Core Fund	03	2005	11.1091	10.7868	0
SC Oppenheimer Large Cap Core Fund	03	2004	10.0000	11.1091	0
SC Oppenheimer Large Cap Core Fund	03	2003	10.0000	10.0000	0

SC Oppenheimer Large Cap Core Fund	04	2008	11.5968	7.1349	44,220
SC Oppenheimer Large Cap Core Fund	04	2007	12.6124	11.5968	64,949
SC Oppenheimer Large Cap Core Fund	04	2006	10.7552	12.6124	6,481
SC Oppenheimer Large Cap Core Fund	04	2005	11.0936	10.7552	4,917
SC Oppenheimer Large Cap Core Fund	04	2004	10.0000	11.0936	3,880
SC Oppenheimer Large Cap Core Fund	04	2003	10.0000	10.0000	0

SC Oppenheimer Large Cap Core Fund	05	2008	11.5738	7.1171	0
SC Oppenheimer Large Cap Core Fund	05	2007	12.5938	11.5738	0
SC Oppenheimer Large Cap Core Fund	05	2006	10.7448	12.5938	0
SC Oppenheimer Large Cap Core Fund	05	2005	11.0885	10.7448	0
SC Oppenheimer Large Cap Core Fund	05	2004	10.0000	11.0885	0
SC Oppenheimer Large Cap Core Fund	05	2003	10.0000	10.0000	0

SC Oppenheimer Large Cap Core Fund	06	2008	11.5044	7.0635	1,961
SC Oppenheimer Large Cap Core Fund	06	2007	12.5377	11.5044	1,709
SC Oppenheimer Large Cap Core Fund	06	2006	10.7133	12.5377	11,742
SC Oppenheimer Large Cap Core Fund	06	2005	11.0729	10.7133	1,697
SC Oppenheimer Large Cap Core Fund	06	2004	10.0000	11.0729	1,571
SC Oppenheimer Large Cap Core Fund	06	2003	10.0000	10.0000	0

SC Oppenheimer Large Cap Core Fund	07	2008	11.4814	7.0458	0
SC Oppenheimer Large Cap Core Fund	07	2007	12.5191	11.4814	0
SC Oppenheimer Large Cap Core Fund	07	2006	10.7029	12.5191	0
SC Oppenheimer Large Cap Core Fund	07	2005	11.0678	10.7029	0
SC Oppenheimer Large Cap Core Fund	07	2004	10.0000	11.0678	0
SC Oppenheimer Large Cap Core Fund	07	2003	10.0000	10.0000	0

SC Oppenheimer Large Cap Core Fund	08	2008	11.3896	6.9751	0
SC Oppenheimer Large Cap Core Fund	08	2007	12.4446	11.3896	0
SC Oppenheimer Large Cap Core Fund	08	2006	10.6610	12.4446	0
SC Oppenheimer Large Cap Core Fund	08	2005	11.0471	10.6610	0
SC Oppenheimer Large Cap Core Fund	08	2004	10.0000	11.0471	0
SC Oppenheimer Large Cap Core Fund	08	2003	10.0000	10.0000	0

SC Oppenheimer Main Street Small Cap S Class	01	2008	9.8081	5.9638	1,907,001
SC Oppenheimer Main Street Small Cap S Class	01	2007	10.0000	9.8081	1,035,471

SC Oppenheimer Main Street Small Cap S Class	02	2008	9.7917	5.9416	1,423,499
SC Oppenheimer Main Street Small Cap S Class	02	2007	10.0000	9.7917	832,213

SC Oppenheimer Main Street Small Cap S Class	03	2008	9.7875	5.9360	24,346
SC Oppenheimer Main Street Small Cap S Class	03	2007	10.0000	9.7875	10,653

SC Oppenheimer Main Street Small Cap S Class	04	2008	9.7752	5.9194	317,297
SC Oppenheimer Main Street Small Cap S Class	04	2007	10.0000	9.7752	155,628

SC Oppenheimer Main Street Small Cap S Class	05	2008	9.7711	5.9139	1,141
SC Oppenheimer Main Street Small Cap S Class	05	2007	10.0000	9.7711	0

SC Oppenheimer Main Street Small Cap S Class	06	2008	9.7587	5.8973	3,755
SC Oppenheimer Main Street Small Cap S Class	06	2007	10.0000	9.7587	0

SC Oppenheimer Main Street Small Cap S Class	07	2008	9.7546	5.8918	14,070
SC Oppenheimer Main Street Small Cap S Class	07	2007	10.0000	9.7546	541

SC Oppenheimer Main Street Small Cap S Class	08	2008	9.7381	5.8697	1,109
SC Oppenheimer Main Street Small Cap S Class	08	2007	10.0000	9.7381	0

SC PIMCO High Yield Fund (S Class)	01	2008	10.0000	8.5105	115,248

SC PIMCO High Yield Fund (S Class)	02	2008	10.0000	8.4964	103,407

SC PIMCO High Yield Fund (S Class)	03	2008	10.0000	8.4929	8,592

SC PIMCO High Yield Fund (S Class)	04	2008	10.0000	8.4823	23,378

SC PIMCO High Yield Fund (S Class)	05	2008	10.0000	8.4788	2,246

SC PIMCO High Yield Fund (S Class)	06	2008	10.0000	8.4683	4,930

SC PIMCO High Yield Fund (S Class)	07	2008	10.0000	8.4648	95

SC PIMCO High Yield Fund (S Class)	08	2008	10.0000	8.4507	0

SC PIMCO Total Return	01	2008	10.0000	10.5745	200,694

SC PIMCO Total Return	02	2008	10.0000	10.5703	80,064

SC PIMCO Total Return	03	2008	10.0000	10.5692	1,378

SC PIMCO Total Return	04	2008	10.0000	10.5660	8,286

SC PIMCO Total Return	05	2008	10.0000	10.5650	0

SC PIMCO Total Return	06	2008	10.0000	10.5618	0

SC PIMCO Total Return	07	2008	10.0000	10.5607	0

SC PIMCO Total Return	08	2008	10.0000	10.5565	0

SC WMC Blue Chip Mid Cap Fund (Service Class)	01	2008	10.0000	7.4677	459,833

SC WMC Blue Chip Mid Cap Fund (Service Class)	02	2008	10.0000	7.4554	337,309

SC WMC Blue Chip Mid Cap Fund (Service Class)	03	2008	10.0000	7.4523	9,046

SC WMC Blue Chip Mid Cap Fund (Service Class)	04	2008	10.0000	7.4430	82,472

SC WMC Blue Chip Mid Cap Fund (Service Class)	05	2008	10.0000	7.4399	443

SC WMC Blue Chip Mid Cap Fund (Service Class)	06	2008	10.0000	7.4306	4,772

SC WMC Blue Chip Mid Cap Fund (Service Class)	07	2008	10.0000	7.4275	8,803

SC WMC Blue Chip Mid Cap Fund (Service Class)	08	2008	10.0000	7.4152	745

SC WMC Large Cap Growth Fund (Service Class)	01	2008	10.3562	5.6698	16,978
SC WMC Large Cap Growth Fund (Service Class)	01	2007	9.8671	10.3562	5,805
SC WMC Large Cap Growth Fund (Service Class)	01	2006	10.0000	9.8671	1,147

SC WMC Large Cap Growth Fund (Service Class)	02	2008	10.3210	5.6390	52,918
SC WMC Large Cap Growth Fund (Service Class)	02	2007	9.8538	10.3210	38,329
SC WMC Large Cap Growth Fund (Service Class)	02	2006	10.0000	9.8538	18,728

SC WMC Large Cap Growth Fund (Service Class)	03	2008	10.3122	5.6313	0
SC WMC Large Cap Growth Fund (Service Class)	03	2007	9.8504	10.3122	0
SC WMC Large Cap Growth Fund (Service Class)	03	2006	10.0000	9.8504	0

SC WMC Large Cap Growth Fund (Service Class)	04	2008	10.2859	5.6082	3,150
SC WMC Large Cap Growth Fund (Service Class)	04	2007	9.8404	10.2859	3,114
SC WMC Large Cap Growth Fund (Service Class)	04	2006	10.0000	9.8404	1,189

SC WMC Large Cap Growth Fund (Service Class)	05	2008	10.2772	5.6006	0
SC WMC Large Cap Growth Fund (Service Class)	05	2007	9.8371	10.2772	0
SC WMC Large Cap Growth Fund (Service Class)	05	2006	10.0000	9.8371	0

SC WMC Large Cap Growth Fund (Service Class)	06	2008	10.2509	5.5777	0
SC WMC Large Cap Growth Fund (Service Class)	06	2007	9.8271	10.2509	0
SC WMC Large Cap Growth Fund (Service Class)	06	2006	10.0000	9.8271	0

SC WMC Large Cap Growth Fund (Service Class)	07	2008	10.2421	5.5700	0
SC WMC Large Cap Growth Fund (Service Class)	07	2007	9.8237	10.2421	0
SC WMC Large Cap Growth Fund (Service Class)	07	2006	10.0000	9.8237	0

SC WMC Large Cap Growth Fund (Service Class)	08	2008	10.2071	5.5396	0
SC WMC Large Cap Growth Fund (Service Class)	08	2007	9.8104	10.2071	0
SC WMC Large Cap Growth Fund (Service Class)	08	2006	10.0000	9.8104	0

Sun Capital Global Real Estate Fund	01	2008	23.3818	8.3953	1,188,899
Sun Capital Global Real Estate Fund	01	2007	27.3849	15.4994	807,686
Sun Capital Global Real Estate Fund	01	2006	20.0459	18.1956	379,082
Sun Capital Global Real Estate Fund	01	2005	18.5935	13.3501	253,023
Sun Capital Global Real Estate Fund	01	2004	14.1883	12.4174	139,948
Sun Capital Global Real Estate Fund	01	2003	10.6169	10.0000	26,346
Sun Capital Global Real Estate Fund	01	2002	10.0000	10.6169	0

Sun Capital Global Real Estate Fund	02	2008	23.1358	8.3116	1,086,735
Sun Capital Global Real Estate Fund	02	2007	27.1524	15.3764	829,891
Sun Capital Global Real Estate Fund	02	2006	19.9161	18.0883	408,556
Sun Capital Global Real Estate Fund	02	2005	18.5106	13.2983	248,744
Sun Capital Global Real Estate Fund	02	2004	14.1539	12.3943	115,602
Sun Capital Global Real Estate Fund	02	2003	10.6127	10.0000	22,447
Sun Capital Global Real Estate Fund	02	2002	10.0000	10.6127	0

Sun Capital Global Real Estate Fund	03	2008	23.0745	8.2907	50,606
Sun Capital Global Real Estate Fund	03	2007	27.0943	15.3457	41,294
Sun Capital Global Real Estate Fund	03	2006	19.8836	18.0614	33,246
Sun Capital Global Real Estate Fund	03	2005	18.4898	13.2853	30,738
Sun Capital Global Real Estate Fund	03	2004	14.1453	12.3885	16,998
Sun Capital Global Real Estate Fund	03	2003	10.6117	10.0000	4,221
Sun Capital Global Real Estate Fund	03	2002	10.0000	10.6117	0

Sun Capital Global Real Estate Fund	04	2008	22.8914	8.2284	372,647
Sun Capital Global Real Estate Fund	04	2007	26.9209	15.2540	323,465
Sun Capital Global Real Estate Fund	04	2006	19.7865	17.9812	236,296
Sun Capital Global Real Estate Fund	04	2005	18.4277	13.2465	183,474
Sun Capital Global Real Estate Fund	04	2004	14.1194	12.3712	137,282
Sun Capital Global Real Estate Fund	04	2003	10.6085	10.0000	36,462
Sun Capital Global Real Estate Fund	04	2002	10.0000	10.6085	0

Sun Capital Global Real Estate Fund	05	2008	22.8312	8.2079	5,476
Sun Capital Global Real Estate Fund	05	2007	26.8638	15.2238	3,581
Sun Capital Global Real Estate Fund	05	2006	19.7545	17.9547	2,492
Sun Capital Global Real Estate Fund	05	2005	18.4072	13.2337	1,537
Sun Capital Global Real Estate Fund	05	2004	14.1109	12.3655	426
Sun Capital Global Real Estate Fund	05	2003	10.6075	10.0000	0
Sun Capital Global Real Estate Fund	05	2002	10.0000	10.6075	0

Sun Capital Global Real Estate Fund	06	2008	22.6497	8.1461	25,907
Sun Capital Global Real Estate Fund	06	2007	26.6914	15.1326	28,637
Sun Capital Global Real Estate Fund	06	2006	19.6578	17.8748	24,956
Sun Capital Global Real Estate Fund	06	2005	18.3452	13.1949	26,109
Sun Capital Global Real Estate Fund	06	2004	14.0850	12.3482	22,053
Sun Capital Global Real Estate Fund	06	2003	10.6043	10.0000	8,212
Sun Capital Global Real Estate Fund	06	2002	10.0000	10.6043	0

Sun Capital Global Real Estate Fund	07	2008	19.5027	8.1257	41,453
Sun Capital Global Real Estate Fund	07	2007	22.9948	15.1023	36,940
Sun Capital Global Real Estate Fund	07	2006	16.9439	17.8482	35,052
Sun Capital Global Real Estate Fund	07	2005	15.8206	13.1821	40,851
Sun Capital Global Real Estate Fund	07	2004	12.1529	12.3424	45,233
Sun Capital Global Real Estate Fund	07	2003	10.0000	10.0000	15,984

Sun Capital Global Real Estate Fund	08	2008	19.3181	8.0441	3,675
Sun Capital Global Real Estate Fund	08	2007	22.8241	14.9817	2,796
Sun Capital Global Real Estate Fund	08	2006	16.8525	17.7422	2,435
Sun Capital Global Real Estate Fund	08	2005	15.7675	13.1306	2,347
Sun Capital Global Real Estate Fund	08	2004	12.1370	12.3194	2,557
Sun Capital Global Real Estate Fund	08	2003	10.0000	10.0000	433

Sun Capital Investment Grade Bond S Class	01	2008	10.8715	9.3298	192,322
Sun Capital Investment Grade Bond S Class	01	2007	10.6853	10.8715	170,344
Sun Capital Investment Grade Bond S Class	01	2006	10.3379	10.6853	32,716
Sun Capital Investment Grade Bond S Class	01	2005	10.3369	10.3379	10,519
Sun Capital Investment Grade Bond S Class	01	2004	10.0000	10.3369	3,080
Sun Capital Investment Grade Bond S Class	01	2003	10.0000	10.0000	0

Sun Capital Investment Grade Bond S Class	02	2008	10.7852	9.2368	161,968
Sun Capital Investment Grade Bond S Class	02	2007	10.6222	10.7852	189,518
Sun Capital Investment Grade Bond S Class	02	2006	10.2978	10.6222	41,107
Sun Capital Investment Grade Bond S Class	02	2005	10.3177	10.2978	24,919
Sun Capital Investment Grade Bond S Class	02	2004	10.0000	10.3177	580
Sun Capital Investment Grade Bond S Class	02	2003	10.0000	10.0000	0

Sun Capital Investment Grade Bond S Class	03	2008	10.7637	9.2137	25,703
Sun Capital Investment Grade Bond S Class	03	2007	10.6065	10.7637	8,406
Sun Capital Investment Grade Bond S Class	03	2006	10.2877	10.6065	0
Sun Capital Investment Grade Bond S Class	03	2005	10.3129	10.2877	0
Sun Capital Investment Grade Bond S Class	03	2004	10.0000	10.3129	0
Sun Capital Investment Grade Bond S Class	03	2003	10.0000	10.0000	0

Sun Capital Investment Grade Bond S Class	04	2008	10.6993	9.1445	78,630
Sun Capital Investment Grade Bond S Class	04	2007	10.5593	10.6993	106,557
Sun Capital Investment Grade Bond S Class	04	2006	10.2576	10.5593	28,100
Sun Capital Investment Grade Bond S Class	04	2005	10.2985	10.2576	7,773
Sun Capital Investment Grade Bond S Class	04	2004	10.0000	10.2985	0
Sun Capital Investment Grade Bond S Class	04	2003	10.0000	10.0000	0

Sun Capital Investment Grade Bond S Class	05	2008	10.6781	9.1217	2,919
Sun Capital Investment Grade Bond S Class	05	2007	10.5437	10.6781	1,679
Sun Capital Investment Grade Bond S Class	05	2006	10.2477	10.5437	1,615
Sun Capital Investment Grade Bond S Class	05	2005	10.2938	10.2477	0
Sun Capital Investment Grade Bond S Class	05	2004	10.0000	10.2938	0
Sun Capital Investment Grade Bond S Class	05	2003	10.0000	10.0000	0

Sun Capital Investment Grade Bond S Class	06	2008	10.6141	9.0531	2,889
Sun Capital Investment Grade Bond S Class	06	2007	10.4967	10.6141	17,230
Sun Capital Investment Grade Bond S Class	06	2006	10.2177	10.4967	8,222
Sun Capital Investment Grade Bond S Class	06	2005	10.2793	10.2177	7,368
Sun Capital Investment Grade Bond S Class	06	2004	10.0000	10.2793	317
Sun Capital Investment Grade Bond S Class	06	2003	10.0000	10.0000	0

Sun Capital Investment Grade Bond S Class	07	2008	10.5929	9.0304	1,608
Sun Capital Investment Grade Bond S Class	07	2007	10.4812	10.5929	832
Sun Capital Investment Grade Bond S Class	07	2006	10.2077	10.4812	0
Sun Capital Investment Grade Bond S Class	07	2005	10.2745	10.2077	0
Sun Capital Investment Grade Bond S Class	07	2004	10.0000	10.2745	0
Sun Capital Investment Grade Bond S Class	07	2003	10.0000	10.0000	0

Sun Capital Investment Grade Bond S Class	08	2008	10.5082	8.9398	0
Sun Capital Investment Grade Bond S Class	08	2007	10.4189	10.5082	0
Sun Capital Investment Grade Bond S Class	08	2006	10.1678	10.4189	0
Sun Capital Investment Grade Bond S Class	08	2005	10.2553	10.1678	0
Sun Capital Investment Grade Bond S Class	08	2004	10.0000	10.2553	0
Sun Capital Investment Grade Bond S Class	08	2003	10.0000	10.0000	0

Sun Capital Money Market S Class	01	2008	10.6084	10.6359	692,343
Sun Capital Money Market S Class	01	2007	10.3168	10.6084	3,025
Sun Capital Money Market S Class	01	2006	10.0583	10.3168	2,982
Sun Capital Money Market S Class	01	2005	10.0000	10.0583	2,678

Sun Capital Money Market S Class	02	2008	10.5485	10.5543	172,973
Sun Capital Money Market S Class	02	2007	10.2795	10.5485	0
Sun Capital Money Market S Class	02	2006	10.0423	10.2795	0
Sun Capital Money Market S Class	02	2005	10.0000	10.0423	0

Sun Capital Money Market S Class	03	2008	10.5335	10.5339	17,553
Sun Capital Money Market S Class	03	2007	10.2702	10.5335	0
Sun Capital Money Market S Class	03	2006	10.0384	10.2702	0
Sun Capital Money Market S Class	03	2005	10.0000	10.0384	0

Sun Capital Money Market S Class	04	2008	10.4887	10.4730	155,629
Sun Capital Money Market S Class	04	2007	10.2423	10.4887	0
Sun Capital Money Market S Class	04	2006	10.0264	10.2423	0
Sun Capital Money Market S Class	04	2005	10.0000	10.0264	0

Sun Capital Money Market S Class	05	2008	10.4739	10.4529	0
Sun Capital Money Market S Class	05	2007	10.2331	10.4739	0
Sun Capital Money Market S Class	05	2006	10.0224	10.2331	0
Sun Capital Money Market S Class	05	2005	10.0000	10.0224	0

Sun Capital Money Market S Class	06	2008	10.4293	10.3923	7,725
Sun Capital Money Market S Class	06	2007	10.2052	10.4293	0
Sun Capital Money Market S Class	06	2006	10.0105	10.2052	0
Sun Capital Money Market S Class	06	2005	10.0000	10.0105	0

Sun Capital Money Market S Class	07	2008	10.4144	10.3722	0
Sun Capital Money Market S Class	07	2007	10.1960	10.4144	0
Sun Capital Money Market S Class	07	2006	10.0065	10.1960	0
Sun Capital Money Market S Class	07	2005	10.0000	10.0065	0

Sun Capital Money Market S Class	08	2008	10.3552	10.2920	0
Sun Capital Money Market S Class	08	2007	10.1589	10.3552	0
Sun Capital Money Market S Class	08	2006	9.9905	10.1589	0
Sun Capital Money Market S Class	08	2005	10.0000	9.9905	0

Templeton Developing Markets Securities Fund, Class 2	01	2008	17.8610	8.3029	582,608
Templeton Developing Markets Securities Fund, Class 2	01	2007	14.1098	17.8610	453,540
Templeton Developing Markets Securities Fund, Class 2	01	2006	11.2055	14.1098	24,190
Templeton Developing Markets Securities Fund, Class 2	01	2005	10.0000	11.2055	0

Templeton Developing Markets Securities Fund, Class 2	02	2008	17.7824	8.2494	472,533
Templeton Developing Markets Securities Fund, Class 2	02	2007	14.0765	17.7824	400,090
Templeton Developing Markets Securities Fund, Class 2	02	2006	11.2018	14.0765	62,739
Templeton Developing Markets Securities Fund, Class 2	02	2005	10.0000	11.2018	0

Templeton Developing Markets Securities Fund, Class 2	03	2008	17.7627	8.2360	8,363
Templeton Developing Markets Securities Fund, Class 2	03	2007	14.0682	17.7627	5,054
Templeton Developing Markets Securities Fund, Class 2	03	2006	11.2009	14.0682	0
Templeton Developing Markets Securities Fund, Class 2	03	2005	10.0000	11.2009	0

Templeton Developing Markets Securities Fund, Class 2	04	2008	17.7038	8.1961	131,321
Templeton Developing Markets Securities Fund, Class 2	04	2007	14.0432	17.7038	167,477
Templeton Developing Markets Securities Fund, Class 2	04	2006	11.1980	14.0432	26,554
Templeton Developing Markets Securities Fund, Class 2	04	2005	10.0000	11.1980	18,943

Templeton Developing Markets Securities Fund, Class 2	05	2008	17.6843	8.1829	0
Templeton Developing Markets Securities Fund, Class 2	05	2007	14.0349	17.6843	0
Templeton Developing Markets Securities Fund, Class 2	05	2006	11.1971	14.0349	0
Templeton Developing Markets Securities Fund, Class 2	05	2005	10.0000	11.1971	0

Templeton Developing Markets Securities Fund, Class 2	06	2008	17.6256	8.1431	7,671
Templeton Developing Markets Securities Fund, Class 2	06	2007	14.0099	17.6256	10,392
Templeton Developing Markets Securities Fund, Class 2	06	2006	11.1943	14.0099	3,260
Templeton Developing Markets Securities Fund, Class 2	06	2005	10.0000	11.1943	4,905

Templeton Developing Markets Securities Fund, Class 2	07	2008	17.6061	8.1299	936
Templeton Developing Markets Securities Fund, Class 2	07	2007	14.0015	17.6061	942
Templeton Developing Markets Securities Fund, Class 2	07	2006	11.1933	14.0015	0
Templeton Developing Markets Securities Fund, Class 2	07	2005	10.0000	11.1933	0

Templeton Developing Markets Securities Fund, Class 2	08	2008	17.5280	8.0772	0
Templeton Developing Markets Securities Fund, Class 2	08	2007	13.9682	17.5280	0
Templeton Developing Markets Securities Fund, Class 2	08	2006	11.1896	13.9682	0
Templeton Developing Markets Securities Fund, Class 2	08	2005	10.0000	11.1896	0

Templeton Foreign Securities Fund	01	2008	22.1685	12.9916	1,431,626
Templeton Foreign Securities Fund	01	2007	19.5344	22.1685	1,470,956
Templeton Foreign Securities Fund	01	2006	16.3622	19.5344	1,424,043
Templeton Foreign Securities Fund	01	2005	15.1080	16.3622	894,519
Templeton Foreign Securities Fund	01	2004	12.9672	15.1080	428,447
Templeton Foreign Securities Fund	01	2003	9.9773	12.9672	43,560
Templeton Foreign Securities Fund	01	2002	10.0000	9.9773	0

Templeton Foreign Securities Fund	02	2008	21.9352	12.8286	1,596,398
Templeton Foreign Securities Fund	02	2007	19.3684	21.9352	1,680,974
Templeton Foreign Securities Fund	02	2006	16.2562	19.3684	1,516,351
Templeton Foreign Securities Fund	02	2005	15.0406	16.2562	800,823
Templeton Foreign Securities Fund	02	2004	12.9358	15.0406	338,260
Templeton Foreign Securities Fund	02	2003	9.9733	12.9358	67,183
Templeton Foreign Securities Fund	02	2002	10.0000	9.9733	0

Templeton Foreign Securities Fund	03	2008	21.8771	12.7880	103,214
Templeton Foreign Securities Fund	03	2007	19.3270	21.8771	100,415
Templeton Foreign Securities Fund	03	2006	16.2297	19.3270	104,289
Templeton Foreign Securities Fund	03	2005	15.0238	16.2297	102,985
Templeton Foreign Securities Fund	03	2004	12.9279	15.0238	50,307
Templeton Foreign Securities Fund	03	2003	9.9723	12.9279	1,625
Templeton Foreign Securities Fund	03	2002	10.0000	9.9723	0

Templeton Foreign Securities Fund	04	2008	21.7035	12.6670	835,801
Templeton Foreign Securities Fund	04	2007	19.2032	21.7035	940,046
Templeton Foreign Securities Fund	04	2006	16.1504	19.2032	964,322
Templeton Foreign Securities Fund	04	2005	14.9733	16.1504	773,660
Templeton Foreign Securities Fund	04	2004	12.9042	14.9733	555,419
Templeton Foreign Securities Fund	04	2003	9.9694	12.9042	91,795
Templeton Foreign Securities Fund	04	2002	10.0000	9.9694	0

Templeton Foreign Securities Fund	05	2008	21.6464	12.6273	17,959
Templeton Foreign Securities Fund	05	2007	19.1625	21.6464	12,088
Templeton Foreign Securities Fund	05	2006	16.1243	19.1625	9,249
Templeton Foreign Securities Fund	05	2005	14.9566	16.1243	5,205
Templeton Foreign Securities Fund	05	2004	12.8964	14.9566	1,648
Templeton Foreign Securities Fund	05	2003	9.9684	12.8964	0
Templeton Foreign Securities Fund	05	2002	10.0000	9.9684	0

Templeton Foreign Securities Fund	06	2008	21.4743	12.5075	97,277
Templeton Foreign Securities Fund	06	2007	19.0395	21.4743	101,565
Templeton Foreign Securities Fund	06	2006	16.0454	19.0395	115,467
Templeton Foreign Securities Fund	06	2005	14.9062	16.0454	127,902
Templeton Foreign Securities Fund	06	2004	12.8728	14.9062	115,638
Templeton Foreign Securities Fund	06	2003	9.9654	12.8728	17,964
Templeton Foreign Securities Fund	06	2002	10.0000	9.9654	0

Templeton Foreign Securities Fund	07	2008	21.0752	12.2688	113,440
Templeton Foreign Securities Fund	07	2007	18.6953	21.0752	121,754
Templeton Foreign Securities Fund	07	2006	15.7633	18.6953	153,932
Templeton Foreign Securities Fund	07	2005	14.6516	15.7633	155,114
Templeton Foreign Securities Fund	07	2004	12.6594	14.6516	167,768
Templeton Foreign Securities Fund	07	2003	10.0000	12.6594	28,939

Templeton Foreign Securities Fund	08	2008	20.8756	12.1276	13,995
Templeton Foreign Securities Fund	08	2007	18.5565	20.8756	12,772
Templeton Foreign Securities Fund	08	2006	15.6783	18.5565	14,813
Templeton Foreign Securities Fund	08	2005	14.6024	15.6783	16,281
Templeton Foreign Securities Fund	08	2004	12.6429	14.6024	18,547
Templeton Foreign Securities Fund	08	2003	10.0000	12.6429	769

Templeton Growth Securities Fund Class 2	01	2008	19.1228	10.8410	190,040
Templeton Growth Securities Fund Class 2	01	2007	19.0091	19.1228	165,158
Templeton Growth Securities Fund Class 2	01	2006	15.8748	19.0091	35,963
Templeton Growth Securities Fund Class 2	01	2005	14.8337	15.8748	14,184
Templeton Growth Securities Fund Class 2	01	2004	13.0064	14.8337	3,822
Templeton Growth Securities Fund Class 2	01	2003	10.0000	13.0064	0

Templeton Growth Securities Fund Class 2	02	2008	18.9215	10.7050	127,227
Templeton Growth Securities Fund Class 2	02	2007	18.8476	18.9215	173,813
Templeton Growth Securities Fund Class 2	02	2006	15.7719	18.8476	127,664
Templeton Growth Securities Fund Class 2	02	2005	14.7675	15.7719	35,471
Templeton Growth Securities Fund Class 2	02	2004	12.9748	14.7675	30,718
Templeton Growth Securities Fund Class 2	02	2003	10.0000	12.9748	0

Templeton Growth Securities Fund Class 2	03	2008	18.8713	10.6711	13,642
Templeton Growth Securities Fund Class 2	03	2007	18.8073	18.8713	3,219
Templeton Growth Securities Fund Class 2	03	2006	15.7462	18.8073	3,152
Templeton Growth Securities Fund Class 2	03	2005	14.7509	15.7462	971
Templeton Growth Securities Fund Class 2	03	2004	12.9669	14.7509	550
Templeton Growth Securities Fund Class 2	03	2003	10.0000	12.9669	0

Templeton Growth Securities Fund Class 2	04	2008	18.7216	10.5702	71,724
Templeton Growth Securities Fund Class 2	04	2007	18.6869	18.7216	90,878
Templeton Growth Securities Fund Class 2	04	2006	15.6693	18.6869	59,354
Templeton Growth Securities Fund Class 2	04	2005	14.7014	15.6693	29,511
Templeton Growth Securities Fund Class 2	04	2004	12.9432	14.7014	18,481
Templeton Growth Securities Fund Class 2	04	2003	10.0000	12.9432	0

Templeton Growth Securities Fund Class 2	05	2008	18.6724	10.5370	0
Templeton Growth Securities Fund Class 2	05	2007	18.6472	18.6724	0
Templeton Growth Securities Fund Class 2	05	2006	15.6439	18.6472	0
Templeton Growth Securities Fund Class 2	05	2005	14.6850	15.6439	0
Templeton Growth Securities Fund Class 2	05	2004	12.9354	14.6850	0
Templeton Growth Securities Fund Class 2	05	2003	10.0000	12.9354	0

Templeton Growth Securities Fund Class 2	06	2008	18.5239	10.4371	4,707
Templeton Growth Securities Fund Class 2	06	2007	18.5275	18.5239	6,421
Templeton Growth Securities Fund Class 2	06	2006	15.5674	18.5275	4,004
Templeton Growth Securities Fund Class 2	06	2005	14.6356	15.5674	1,589
Templeton Growth Securities Fund Class 2	06	2004	12.9117	14.6356	1,589
Templeton Growth Securities Fund Class 2	06	2003	10.0000	12.9117	0

Templeton Growth Securities Fund Class 2	07	2008	17.8849	10.0718	3,894
Templeton Growth Securities Fund Class 2	07	2007	17.8976	17.8849	3,143
Templeton Growth Securities Fund Class 2	07	2006	15.0457	17.8976	3,000
Templeton Growth Securities Fund Class 2	07	2005	14.1523	15.0457	0
Templeton Growth Securities Fund Class 2	07	2004	12.4918	14.1523	0
Templeton Growth Securities Fund Class 2	07	2003	10.0000	12.4918	0

Templeton Growth Securities Fund Class 2	08	2008	17.7154	9.9559	0
Templeton Growth Securities Fund Class 2	08	2007	17.7647	17.7154	0
Templeton Growth Securities Fund Class 2	08	2006	14.9645	17.7647	0
Templeton Growth Securities Fund Class 2	08	2005	14.1048	14.9645	0
Templeton Growth Securities Fund Class 2	08	2004	12.4754	14.1048	0
Templeton Growth Securities Fund Class 2	08	2003	10.0000	12.4754	0

Van Kampen LIT Comstock II	01	2008	9.8718	6.2293	147,925
Van Kampen LIT Comstock II	01	2007	10.0000	9.8718	101,652

Van Kampen LIT Comstock II	02	2008	9.8552	6.2061	139,445
Van Kampen LIT Comstock II	02	2007	10.0000	9.8552	105,927

Van Kampen LIT Comstock II	03	2008	9.8511	6.2003	0
Van Kampen LIT Comstock II	03	2007	10.0000	9.8511	0

Van Kampen LIT Comstock II	04	2008	9.8386	6.1829	54,322
Van Kampen LIT Comstock II	04	2007	10.0000	9.8386	27,588

Van Kampen LIT Comstock II	05	2008	9.8345	6.1772	0
Van Kampen LIT Comstock II	05	2007	10.0000	9.8345	0

Van Kampen LIT Comstock II	06	2008	9.8220	6.1598	0
Van Kampen LIT Comstock II	06	2007	10.0000	9.8220	0

Van Kampen LIT Comstock II	07	2008	9.8179	6.1541	0
Van Kampen LIT Comstock II	07	2007	10.0000	9.8179	0

Van Kampen LIT Comstock II	08	2008	9.8013	6.1310	0
Van Kampen LIT Comstock II	08	2007	10.0000	9.8013	0

Van Kampen UIF Equity & Income Class II	01	2008	10.0000	8.3378	98,753

Van Kampen UIF Equity & Income Class II	02	2008	10.0000	8.3240	17,218

Van Kampen UIF Equity & Income Class II	03	2008	10.0000	8.3206	0

Van Kampen UIF Equity & Income Class II	04	2008	10.0000	8.3102	1,639

Van Kampen UIF Equity & Income Class II	05	2008	10.0000	8.3068	0

Van Kampen UIF Equity & Income Class II	06	2008	10.0000	8.2964	0

Van Kampen UIF Equity & Income Class II	07	2008	10.0000	8.2930	0

Van Kampen UIF Equity & Income Class II	08	2008	10.0000	8.2792	0

Van Kampen UIF Mid Cap Growth Class II	01	2008	10.0000	6.2695	11,531

Van Kampen UIF Mid Cap Growth Class II	02	2008	10.0000	6.2591	233

Van Kampen UIF Mid Cap Growth Class II	03	2008	10.0000	6.2565	0

Van Kampen UIF Mid Cap Growth Class II	04	2008	10.0000	6.2487	1,322

Van Kampen UIF Mid Cap Growth Class II	05	2008	10.0000	6.2461	0

Van Kampen UIF Mid Cap Growth Class II	06	2008	10.0000	6.2383	0

Van Kampen UIF Mid Cap Growth Class II	07	2008	10.0000	6.2357	0

Van Kampen UIF Mid Cap Growth Class II	08	2008	10.0000	6.2253	0

Van Kampen UIF US Mid Cap Value Class II	01	2008	10.0000	6.5354	1,551

Van Kampen UIF US Mid Cap Value Class II	02	2008	10.0000	6.5246	1,414

Van Kampen UIF US Mid Cap Value Class II	03	2008	10.0000	6.5219	0

Van Kampen UIF US Mid Cap Value Class II	04	2008	10.0000	6.5138	2,438

Van Kampen UIF US Mid Cap Value Class II	05	2008	10.0000	6.5111	0

Van Kampen UIF US Mid Cap Value Class II	06	2008	10.0000	6.5029	0

Van Kampen UIF US Mid Cap Value Class II	07	2008	10.0000	6.5002	0

Van Kampen UIF US Mid Cap Value Class II	08	2008	10.0000	6.4894	0

Wanger Select, Variable Series	01	2008	14.5681	7.2936	1,978
Wanger Select, Variable Series	01	2007	13.5487	14.5681	1,328
Wanger Select, Variable Series	01	2006	11.5139	13.5487	1,381
Wanger Select, Variable Series	01	2005	10.0000	11.5139	1,534

Wanger Select, Variable Series	02	2008	14.4859	7.2376	0
Wanger Select, Variable Series	02	2007	13.4999	14.4859	0
Wanger Select, Variable Series	02	2006	11.4957	13.4999	0
Wanger Select, Variable Series	02	2005	10.0000	11.4957	0

Wanger Select, Variable Series	03	2008	14.4653	7.2236	0
Wanger Select, Variable Series	03	2007	13.4876	14.4653	0
Wanger Select, Variable Series	03	2006	11.4911	13.4876	0
Wanger Select, Variable Series	03	2005	10.0000	11.4911	0

Wanger Select, Variable Series	04	2008	14.4038	7.1818	0
Wanger Select, Variable Series	04	2007	13.4510	14.4038	0
Wanger Select, Variable Series	04	2006	11.4774	13.4510	0
Wanger Select, Variable Series	04	2005	10.0000	11.4774	0

Wanger Select, Variable Series	05	2008	14.3835	7.1680	0
Wanger Select, Variable Series	05	2007	13.4389	14.3835	0
Wanger Select, Variable Series	05	2006	11.4729	13.4389	0
Wanger Select, Variable Series	05	2005	10.0000	11.4729	0

Wanger Select, Variable Series	06	2008	14.3222	7.1264	0
Wanger Select, Variable Series	06	2007	13.4023	14.3222	0
Wanger Select, Variable Series	06	2006	11.4592	13.4023	0
Wanger Select, Variable Series	06	2005	10.0000	11.4592	0

Wanger Select, Variable Series	07	2008	14.3019	7.1126	0
Wanger Select, Variable Series	07	2007	13.3902	14.3019	0
Wanger Select, Variable Series	07	2006	11.4547	13.3902	0
Wanger Select, Variable Series	07	2005	10.0000	11.4547	0

Wanger Select, Variable Series	08	2008	14.2206	7.0576	0
Wanger Select, Variable Series	08	2007	13.3415	14.2206	0
Wanger Select, Variable Series	08	2006	11.4364	13.3415	0
Wanger Select, Variable Series	08	2005	10.0000	11.4364	0

Wanger USA	01	2008	12.1560	7.2066	0
Wanger USA	01	2007	11.7350	12.1560	0
Wanger USA	01	2006	11.0662	11.7350	0
Wanger USA	01	2005	10.0000	11.0662	0

Wanger USA	02	2008	12.0874	7.1512	0
Wanger USA	02	2007	11.6927	12.0874	0
Wanger USA	02	2006	11.0486	11.6927	0
Wanger USA	02	2005	10.0000	11.0486	0

Wanger USA	03	2008	12.0702	7.1374	0
Wanger USA	03	2007	11.6821	12.0702	0
Wanger USA	03	2006	11.0443	11.6821	0
Wanger USA	03	2005	10.0000	11.0443	0

Wanger USA	04	2008	12.0189	7.0961	0
Wanger USA	04	2007	11.6503	12.0189	0
Wanger USA	04	2006	11.0311	11.6503	0
Wanger USA	04	2005	10.0000	11.0311	0

Wanger USA	05	2008	12.0019	7.0825	0
Wanger USA	05	2007	11.6398	12.0019	0
Wanger USA	05	2006	11.0268	11.6398	0
Wanger USA	05	2005	10.0000	11.0268	0

Wanger USA	06	2008	11.9507	7.0414	0
Wanger USA	06	2007	11.6081	11.9507	0
Wanger USA	06	2006	11.0136	11.6081	0
Wanger USA	06	2005	10.0000	11.0136	0

Wanger USA	07	2008	11.9338	7.0278	0
Wanger USA	07	2007	11.5976	11.9338	0
Wanger USA	07	2006	11.0092	11.5976	0
Wanger USA	07	2005	10.0000	11.0092	0

Wanger USA	08	2008	11.8659	6.9734	0
Wanger USA	08	2007	11.5555	11.8659	0
Wanger USA	08	2006	10.9917	11.5555	0
Wanger USA	08	2005	10.0000	10.9917	0